                             PROSPECTUS 1

Lincoln ChoicePlusSM
Lincoln Life Variable Annuity Account N
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802-7866
www.LincolnFinancial.com
1-888-868-2583

This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life). This prospectus is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount, if available, or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.

The minimum initial purchase payment for the contract is $10,000 for a nonqualified plan or Section 403(b) transfer/rollovers; and $2,000 for any other qualified plan. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually. Purchase payments allocated to any subaccount or to the fixed side of the contract must be at least $100 or $2,000 respectively.

Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. If your purchase payments are in the fixed account, we guarantee your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, a market value adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a guaranteed period.

All purchase payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:

AIM Variable Insurance Funds (Series I):
     AIM V.I. Capital Appreciation Fund
     AIM V.I. Core Equity Fund
     AIM V.I. International Growth Fund
AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein VPS Global Thematic Growth Portfolio
     (formerly AllianceBernstein VPS Global Technology Portfolio)
     AllianceBernstein VPS Growth and Income Portfolio
     AllianceBernstein VPS International Value Portfolio
     AllianceBernstein VPS Large Cap Growth Portfolio
     AllianceBernstein VPS Small/Mid Cap Value Portfolio

American Century Investments Variable Products (Class II):
     American Century Investments VP Inflation Protection Fund
American Funds Insurance SeriesSM (Class 2):
   American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund
BlackRock Variable Series Funds, Inc. (Class III):
     BlackRock Global Allocation V.I. Fund*

Delaware VIP Trust (Service Class):
   Delaware VIP Diversified Income Series
     Delaware VIP Emerging Markets Series
     Delaware VIP Limited-Term Diversified Income Series (formerly Delaware VIP Capital Reserves Series)
     Delaware VIP U.S. Growth Series
Delaware VIP Trust (Standard Class):
     Delaware VIP High Yield Series
     Delaware VIP International Value Equity Series*
     Delaware VIP REIT Series
     Delaware VIP Small Cap Value Series
     Delaware VIP Trend Series
     Delaware VIP Value Series
DWS Investments VIT Funds (Class A):
     DWS Equity 500 Index VIP
     DWS Small Cap Index VIP
DWS Variable Series II (Class B):
     DWS Alternative Asset Allocation Plus VIP*
Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio
Fidelity (Reg. TM) Variable Insurance Products (Initial Class):
     Fidelity (Reg. TM) VIP Equity-Income Portfolio
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Overseas Portfolio
Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund
     FTVIPT Mutual Shares Securities Fund
     FTVIPT Templeton Global Bond Securities Fund
     (formerly FTVIPT Templeton Global Income Securities Fund) FTVIPT Templeton Growth Securities Fund
Janus Aspen Series (Service Share):
     Janus Aspen Balanced Portfolio
     Janus Aspen Enterprise Portfolio
     (formerly Janus Aspen Mid Cap Growth Portfolio)
     Janus Aspen Worldwide Portfolio
     (formerly Janus Aspen Worldwide Growth Portfolio)
Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund
     LVIP Capital Growth Fund
     LVIP Cohen & Steers Global Real Estate Fund
     LVIP Columbia Value Opportunities Fund
     LVIP Delaware Foundation Aggressive Allocation Fund*
     LVIP Delaware Growth and Income Fund
     LVIP Delaware Special Opportunities Fund
     LVIP Global Income Fund*
     LVIP Janus Capital Appreciation Fund
     LVIP Marsico International Growth Fund
     LVIP MFS Value Fund
     LVIP Mid-Cap Value Fund
     LVIP SSgA Bond Index Fund
     LVIP SSgA Developed International 150 Fund
     LVIP SSgA Emerging Markets 100 Fund
     LVIP SSgA International Index Fund
     LVIP SSgA Large Cap 100 Fund
     LVIP SSgA Small/Mid Cap 200
   LVIP SSgA Small-Cap Index Fund

Lincoln Variable Insurance Products Trust (Service Class):
     LVIP T. Rowe Price Growth Stock Fund
     LVIP Templeton Growth Fund
     LVIP Turner Mid-Cap Growth Fund
     LVIP UBS Global Asset Allocation Fund*
     LVIP Wilshire 2010 Profile Fund
     LVIP Wilshire 2020 Profile Fund
     LVIP Wilshire 2030 Profile Fund
     LVIP Wilshire 2040 Profile Fund
     LVIP Wilshire Aggressive Profile Fund
     LVIP Wilshire Conservative Profile Fund
     LVIP Wilshire Moderate Profile Fund
     LVIP Wilshire Moderately Aggressive Profile Fund
Lincoln Variable Insurance Products Trust (Standard Class):
     LVIP Delaware Bond Fund
     LVIP Delaware Social Awareness Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund
     LVIP SSgA S&P 500 Index Fund**
MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) VIT Core Equity Series
MFS (Reg. TM) Variable Insurance TrustSM (Initial Class):
     MFS (Reg. TM) VIT Growth Series
     MFS (Reg. TM) VIT Total Return Series
     MFS (Reg. TM) VIT Utilities Series
Neuberger Berman Advisers Management Trust (I Class):
     Neuberger Berman AMT Mid-Cap Growth Portfolio
     Neuberger Berman AMT Regency Portfolio
PIMCO Variable Insurance Trust (Advisor Class):
     PIMCO VIT Commodity Real Return Strategy Portfolio*
Putnam Variable Trust (Class IB):
     Putnam VT Growth & Income Fund
     Putnam VT Global Health Care Fund
     (formerly Putnam VT Health Sciences Fund)

* Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.

**"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2009

Table of Contents


Item                                                          Page
Special Terms                                                  5
Expense Tables                                                 7
Summary of Common Questions                                   10
The Lincoln National Life Insurance Company                   12
Variable Annuity Account (VAA)                                13
Investments of the Variable Annuity Account                   14
Charges and Other Deductions                                  19
The Contracts                                                 24
 Purchase Payments                                            25
 Transfers On or Before the Annuity Commencement Date         26
 Surrenders and Withdrawals                                   29
 Death Benefit                                                31
 Investment Requirements                                      35
 Living Benefit Riders                                        40
 Lincoln Lifetime IncomeSM Advantage                          40
 Lincoln SmartSecurity (Reg. TM) Advantage                    50
 i4LIFE (Reg. TM) Advantage                                   55
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage    60
 4LATER (Reg. TM) Advantage                                   62
 Annuity Payouts                                              66
 Fixed Side of the Contract                                   68
Distribution of the Contracts                                 70
Federal Tax Matters                                           71
Additional Information                                        76
 Voting Rights                                                76
 Return Privilege                                             76
 Other Information                                            77
 Legal Proceedings                                            77
Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account N                   78
Appendix A - Condensed Financial Information                  A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) - An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

Account or variable annuity account (VAA) - The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value - Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the contract value on the valuation date that i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value equals the initial Account Value plus investment gains minus losses, regular income payments, Guaranteed Income Benefit payments, and withdrawals.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.

Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person you choose to receive any death benefit paid if you die before the annuity commencement date.

Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value (may be referenced to as account value in marketing materials) - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit - Before the annuity commencement date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The Contracts - Death Benefit for a description of the various death benefit options.

Good Order - The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Guaranteed Income Benefit - An option that provides a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage regular income payments. The calculation of the Guaranteed Income Benefit or the features applicable to the Guaranteed Income Benefit may vary based on the rider provisions applicable to certain contractowners.

i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.

Lincoln Lifetime IncomeSM Advantage - Provides minimum guaranteed lifetime periodic withdrawals that may increase. The Lincoln Lifetime IncomeSM Advantage Plus may provide an amount equal to the excess of the initial Guaranteed Amount over the current contract value.

Lincoln SmartSecurity (Reg. TM) Advantage - Provides minimum guaranteed periodic withdrawals (for life, if the 1 Year Automatic Step-Up option is chosen), regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent purchase payments and step-ups.

Living Benefit - A general reference to certain riders that may be available for purchase that provide some type of a minimum guarantee while you are alive. If you select a Living Benefit rider, excess withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements. These riders are the Lincoln Smart Security (Reg. TM) Advantage, Lincoln Lifetime Income AdvantageSM, 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit).

Purchase payments - Amounts paid into the contract.

Selling group individuals - A contractowner who meets one of the following criteria at the time of the contract purchase and who purchases the contract without the assistance of a sales representative under contract with us:

 o Employees and registered representatives of any member of the selling group (broker-dealers who have selling agreements with us) and their spouses and minor children.
 o Officers, directors, trustees or bona-fide full-time employees and their spouses and minor children, of Lincoln Financial Group or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.


Contractowner Transaction Expenses:



  o   Surrender charge (as a percentage of purchase payments surrendered/withdrawn):      7.00%*
  o   Transfer charge:                                                                    $ 10**

* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions-Surrender Charge

** The transfer charge will not be imposed on the first 12 transfers during a contract year. We reserve the right to charge a $10 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross reinvestment transfers.


We may apply the market value adjustment to amounts being withdrawn, surrendered or transferred from a guaranteed period account only (except for dollar cost averaging, portfolio rebalancing, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal limit under the Lincoln SmartSecurity (Reg.
TM) Advantage and regular income payments under i4LIFE (Reg. TM) Advantage). See Fixed Side of the Contract.

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual Account Fee: $35*

Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):


                                                                        With Enhanced
                                           With Estate Enhancement      Guaranteed Minimum
                                           Benefit Rider (EEB)          Death Benefit (EGMDB)
                                           -------------------------    ----------------------
o   Mortality and expense risk charge               1.45%                       1.25%
o   Administrative charge                           0.15%                       0.15%
                                                     ----                        ----
o   Total annual charge for each
    subaccount                                      1.60%                       1.40%

*The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year. This account fee may be less in some states and will be waived after the fifteenth contract year.


Optional Rider Charges:


Lincoln Lifetime IncomeSM Advantage:

                                        Lincoln Lifetime IncomeSM
                                                Advantage
                                       Single or Joint Life Option
                                      ----------------------------
o   Guaranteed maximum annual
    percentage charge*                           1.50%
o   Current annual percentage
    charge* **                                   0.90%
o   Additional charge for Lincoln
    Lifetime IncomeSM Advantage
    Plus*                                        0.15%

*The annual percentage charge is assessed against the Guaranteed Amount (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. These changes to the Guaranteed Amount are discussed below. This charge is deducted from the contract value on a quarterly basis. See Charges and Other Deductions for further information.

**For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000.

Lincoln SmartSecurity (Reg. TM) Advantage:


                                Lincoln SmartSecurity (Reg. TM)
                                  Advantage - 5 Year Elective
                                       Step-Up option+ **
                               ---------------------------------
o   Guaranteed maximum annual
    percentage charge*                      0.95%
o   Current annual percentage
    charge*                                 0.65%



      Lincoln SmartSecurity (Reg. TM)    Lincoln SmartSecurity (Reg. TM)
        Advantage - 1 Year Automatic      Advantage - 1 Year Automatic
               Step-Up option                    Step-Up option
     - Single Life (and prior version)            - Joint Life
    ----------------------------------- --------------------------------
o
                  1.50%                              1.50%
o
                  0.65%                              0.80%

*The annual percentage charge is assessed against the Guaranteed Amount (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, and step-ups and decreased for withdrawals. This charge is deducted from the contract value on a quarterly basis. See Charges and Other Deductions for further information.

**For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount.

+As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM)Advantage - 5 Year Elective Step-up option is no longer available for purchase.



4LATER (Reg. TM) Advantage:




  o   Guaranteed maximum annual percentage charge*      1.50%
  o   Current annual percentage charge* **              0.65%

*The annual percentage charge for the 4LATER (Reg. TM) Advantage is multiplied by the Income Base (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, automatic 15% Enhancements, and Resets and decreased for withdrawals. The 4LATER (Reg. TM) Advantage charge is deducted from the subaccounts on a quarterly basis.

**For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base.


The next table describes charges that apply only when i4LIFE (Reg. TM) Advantage is in effect. The charge for any Guaranteed Income Benefit, if elected, is added to the i4LIFE (Reg. TM) Advantage charge and the total is deducted from your average daily account value.

i4LIFE (Reg. TM) Advantage Payout Phase (On and After the Periodic Income Commencement Date):


i4LIFE (Reg. TM) Advantage (as a daily percentage of average account value):

                        Enhanced Guaranteed
                        Minimum Death
                        Benefit (EGMDB)                Account Value Death Benefit
                        --------------------           ----------------------------
o   Annual charge*             1.85%                              1.65%

*During the Lifetime Income Period, the charge will be the same rate as the i4LIFE (Reg. TM) Advantage Account Value Death Benefit.

Optional Rider Charges :


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (as a daily percentage of average account value):



  o   Guaranteed maximum annual percentage charge      1.50%**
  o   Current annual percentage charge                 0.50%*

4LATER (Reg. TM) Advantage Guaranteed Income Benefit (as a daily percentage of average account value):



  o   Guaranteed maximum annual percentage charge      1.50%
  o   Current annual percentage charge                 0.65%* ***

For example, if you purchase the i4LIFE (Reg. TM) Advantage EGMDB for 1.85% with the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit at a maximum charge of 1.50%, your total annual charge is 3.35% (as a daily percentage of average account value).

*The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge.

**Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit and may purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase the Lincoln Lifetime IncomeSM Advantage.

***For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base.


The next table describes the separate account annual expenses (as a percentage of average daily net assets in the subaccounts) you pay on and after the Annuity Commencement Date:



  o   Mortality and expense risk charge and Administrative charge      1.40%

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2008. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.



                                                    Maximum      Minimum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         4.15%        0.33%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       1.81%        0.33%

EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB death benefit and Lincoln Lifetime IncomeSM Advantage Plus are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



   1 year    3 years   5 years   10 years
----------- --------- --------- ---------
   $1,427    $2,689    $3,967    $7,453

2) If you annuitize or do not surrender your contract at the end of the applicable time period:



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $727   $2,189    $3,667    $7,453

For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income payments or annuity payouts are made. See The Contracts - i4LIFE (Reg. TM) Advantage including the Guaranteed Income Benefit Rider, 4LATER (Reg. TM) Advantage and Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.



Summary of Common Questions
What kind of contract am I buying? It is an individual variable or fixed and/or market value adjusted, if applicable, annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. See The Contracts. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your purchase payments among the various subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.

What are Investment Requirements? If you elect one of the following riders:
Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, the Lincoln SmartSecurity (Reg. TM) Advantage, or i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, you will be subject to certain requirements for your subaccount investments. You will be limited in how much you can invest in certain subaccounts. Different Investment Requirements apply to different riders. See The Contracts - Investment Requirements.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? If you withdraw purchase payments, you pay a surrender charge from 0% to 7.00% of the surrendered or withdrawn purchase payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions-Surrender Charge.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the market value adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts - Death Benefit.

May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that you may purchase for an additional charge and which provides minimum guaranteed, periodic withdrawals for your life (Single Life Option) or for the lives of you and your spouse (Joint Life Option) regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial purchase payment (or contract value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the step-up to 200% of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts-Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

What is Lincoln Lifetime IncomeSM Advantage Plus? Lincoln Lifetime IncomeSM Advantage Plus is available for an additional fee and provides an increase in your contract value of an amount equal to the excess of the initial Guaranteed Amount over the current contract value on the seventh benefit year anniversary so long as no withdrawals have been taken and you adhere to certain Investment Requirements. Lincoln Lifetime IncomeSM Advantage Plus may only be purchased in addition to Lincoln Lifetime IncomeSM Advantage.

What are Living Benefit Riders? Living Benefit riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. If you select a Living Benefit rider, excess withdrawals may have adverse effects on the benefit, and you will be subject to Investment Requirements. These riders are the Lincoln Smart Security (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage (both of which are withdrawal benefit riders) and 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit) (both of which are annuity payout riders). These riders are discussed in detail in this prospectus. In addition, there is an overview of these riders that is provided with this prospectus.

What is the Lincoln SmartSecurity (Reg. TM) Advantage? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial purchase payment (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess withdrawals will adversely affect the Guaranteed Amount. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a death benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage death benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) regular income payments. The i4LIFE (Reg. TM) Guaranteed Income Benefit is purchased at the time you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. 4LATER (Reg. TM) Advantage, Lincoln Smart Security (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage have features that may be used to establish the amount of the Guaranteed Income Benefit. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. The i4LIFE (Reg. TM) Guaranteed Income Benefit does not have an Income Base; the minimum floor is based on the contract value at the time you elect i4LIFE (Reg. TM) with the Guaranteed Income Benefit. You may use your Guaranteed Amount from Lincoln Smart Security (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage to establish the Guaranteed Income Benefit at the time you terminate Lincoln Smart Security (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage to purchase i4LIFE (Reg. TM) Advantage. By electing this benefit, you will be subject to Investment Requirements. See The Contracts
- i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, and Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage option.

What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage, which may be available for purchase at an additional charge, is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage regular income payments. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about accumulation unit values? Appendix A to this prospectus provides more information about accumulation unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Results calculated without contingent deferred sales charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your contract value, such as those associated with death benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other contractowner obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 7866, Fort Wayne, IN 46801-7866 , or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.



Financial Statements
The December 31, 2008 financial statements of the VAA and the December 31, 2008 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.

Investments of the Variable Annuity Account
You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.


Certain Payments We Receive with Regard to the Funds

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.50%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AllianceBernstein, American Century, American Funds, BlackRock, Delaware, DWS, Fidelity, Franklin, Janus, Lincoln, MFS, PIMCO and Putnam Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.35% based on the amount of assets invested in those Funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for the fund. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


AIM Variable Insurance Funds, advised by Invesco AIM Advisors, Inc.

  o Capital Appreciation Fund (Series I): Capital appreciation.

  o Core Equity Fund (Series I): Long-term growth.

  o International Growth Fund (Series I): Long-term growth.

AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
    L.P.

  o AllianceBernstein Global Thematic Growth Portfolio (Class B): Maximum capital appreciation.
     (formerly AllianceBernstein Global Technology Portfolio)

  o AllianceBernstein Growth and Income Portfolio (Class B): Growth and income.


  o AllianceBernstein International Value Portfolio (Class B): Long-term growth.

  o AllianceBernstein Large Cap Growth Portfolio (Class B): Maximum capital appreciation.

  o AllianceBernstein Small/Mid Cap Value Portfolio (Class B): Long-term growth.


American Century Investments Variable Products, advised by American Century

  o Inflation Protection Fund (Class II): Long-term total return.


American Funds Insurance SeriesSM, advised by Capital Research and Management Company

  o Global Growth Fund (Class 2): Long-term growth.

  o Global Small Capitalization Fund (Class 2): Long-term growth.

  o Growth Fund (Class 2): Long-term growth.

  o Growth-Income Fund (Class 2): Growth and income.

  o International Fund (Class 2): Long-term growth.


BlackRock Variable Series Funds, Inc.,advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC

  o BlackRock Global Allocation V.I. Fund (Class III): High total return. This fund will be available on or about June 30, 2009. Consult your financial advisor.


Delaware VIP Trust, advised by Delaware Management Company

  o Diversified Income Series (Service Class): Total return.

  o Emerging Markets Series (Service Class): Capital appreciation.

  o High Yield Series (Standard Class): Capital appreciation.

  o International Value Equity Series (Standard Class): Long- term growth. This fund is not offered in contracts issued on or after February 22,
2000.

  o Limited-Term Diversified Income Series (Service Class): Current income. (formerly Capital Reserves Series)

  o REIT Series (Standard Class): Total return.

  o Small Cap Value Series (Standard Class): Capital appreciation.

  o Trend Series (Standard Class): Capital appreciation.

  o U.S. Growth Series (Service Class): Capital appreciation.

  o Value Series (Standard Class): Long-term capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Asset Management Inc. and subadvised by Northern Trust Investments, Inc.

  o DWS Equity 500 Index VIP (Class A): Capital appreciation.
     (Subadvised by Northern Trust Investments, Inc.)

  o DWS Small Cap Index VIP (Class A): Capital appreciation.
     (Subadvised by Northern Trust Investments, Inc.)


DWS Variable Series II, advised by Deutsche Asset Management Inc. and subadvised by RREEF America L.L.C.

  o DWS Alternative Asset Allocation Plus VIP (Class B): Capital appreciation. This fund will be available on or about June 30, 2009. Consult your financial advisor.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and subadvised by FMR Co., Inc.

  o Contrafund (Reg. TM) Portfolio (Service Class 2): Long-term capital appreciation.

  o Equity-Income Portfolio (Initial Class): Reasonable income.

  o Growth Portfolio (Initial Class): Capital appreciation.

  o Mid Cap Portfolio (Service Class 2): Long-term growth.

  o VIP Overseas Portfolio (Initial Class): Long-term growth.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund and the Franklin Small-Mid Cap Growth Securities Fund, by Templeton Global Advisors Limited for the Templeton Global Bond Securities Fund and the Templeton Growth Securities Fund, and by Franklin Mutual Advisors, LLC for the Mutual Shares Securities Fund.

  o Franklin Income Securities Fund (Class 2): Current income.

  o Franklin Small-Mid Cap Growth Securities Fund (Class 2): Long-term capital growth.

  o Mutual Shares Securities Fund (Class 2): Capital appreciation.

  o Templeton Global Bond Securities Fund (Class 2): Total return. (formerly Templeton Global Income Securities Fund)

  o Templeton Growth Securities Fund (Class 2): Long-term growth.
     (Subadvised by Templeton Asset Management Ltd.)


Janus Aspen Series, advised by Janus Capital Management LLC

  o Balanced Portfolio (Service Class): Long-term growth and current income.

  o Enterprise Portfolio (Service Class): Long-term growth.
     (formerly Mid Cap Growth Portfolio)

  o Worldwide Portfolio (Service Class): Long-term growth.
     (formerly Worldwide Growth Portfolio)


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.

  o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation. (Subadvised by BAMCO, Inc.)

  o LVIP Capital Growth Fund (Service Class): Capital growth.
     (Subadvised by Wellington Management)

  o LVIP Cohen & Steers Global Real Estate Fund (Service Class): Total Return. (Subadvised by Cohen & Steers Capital Management)

  o LVIP Columbia Value Opportunities Fund (Service Class): Long-term capital appreciation.
     (Subadvised by Columbia Management Advisors, LLC)

  o LVIP Delaware Bond Fund (Standard Class): Current income.
     (Subadvised by Delaware Management Company)

  o LVIP Delaware Foundation Aggressive Allocation Fund (Service Class):
     Long-term capital growth.
     (Subadvised by Delaware Management Company)
     This fund will not be available until the merger with the LVIP UBS Global Asset Allocation Fund is complete.

  o LVIP Delaware Growth and Income Fund (Service Class): Capital appreciation.

     (Subadvised by Delaware Management Company)

  o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.

     (Subadvised by Delaware Management Company)

  o LVIP Delaware Special Opportunities Fund (Service Class): Capital appreciation.
     (Subadvised by Delaware Management Company)

  o LVIP Global Income Fund (Service Class): Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Templeton Investment Counsel, LLC)
     This fund will be available on or about June 30, 2009. Consult your financial advisor.

  o LVIP Janus Capital Appreciation Fund (Service Class): Long-term growth. (Subadvised by Janus Capital Management LLC)

  o LVIP Marsico International Growth Fund (Service Class): Long-term capital appreciation.
     (Subadvised by Marsico Capital Management, LLC)

  o LVIP MFS (Reg. TM) Value Fund (Service Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

  o LVIP Mid-Cap Value Fund (Service Class): Long-term capital appreciation. (Subadvised by Wellington Management)

  o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

  o LVIP Money Market Fund (Standard Class): Preservation of capital. (Subadvised by Delaware Management Company)

  o LVIP SSgA Bond Index Fund (Service Class): Replicate Barclays Aggregate Bond Index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Developed International 150 Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA International Index Fund (Service Class): Replicate broad foreign index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Large Cap 100 Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small/Mid Cap 200 Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA S&P 500 Index Fund (Standard Class): Replicate S&P 500 index. (Sub-advised by SSgA Funds Management, Inc

  o LVIP SSgA Small-Cap Index Fund (Service Class): Replicate Russell 2000
     Index.
     (Sub-advised by SSgA Funds Management, Inc

  o LVIP T. Rowe Price Growth Stock Fund (Service Class): Long-term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP Templeton Growth Fund (Service Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)

  o LVIP Turner Mid-Cap Growth Fund (Service Class): Capital appreciation. (Subadvised by Turner Investment Partners)

  o LVIP UBS Global Asset Allocation Fund (Service Class): Total return. (Subadvised by UBS Global Asset Management (Americas) Inc. (UBS Global AM)

 The Board of Trustees of the Lincoln Variable Insurance Products Trust has approved a reorganization pursuant to which the assets of the LVIP UBS Global Asset Allocation Fund would be acquired and the liabilities of such fund would be assumed by the LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund in exchange for shares of the LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund. This reorganization is subject to the approval of the LVIP UBS Global Asset Allocation Fund's shareholders. This reorganization is expected to occur in June 2009.

  o LVIP Wilshire 2010 Profile Fund (Service Class): Total return; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2020 Profile Fund (Service Class): Total return; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2030 Profile Fund (Service Class): Total return; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2040 Profile Fund (Service Class): Total return; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire Aggressive Profile Fund (Service Class): Long-term growth of capital; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire Conservative Profile Fund (Service Class): Current income; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire Moderate Profile Fund (Service Class): Growth and income; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire Moderately Aggressive Profile Fund (Service Class): Growth and income; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

*Funds offered in a fund of funds structure may have higher expenses than funds that invest directly in debt or equity securities.


MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial Services Company

  o Core Equity Series (Service Class): Capital appreciation.

  o Growth Series (Initial Class): Capital appreciation.

  o Total Return Series (Initial Class): Total return.

  o Utilities Series (Initial Class): Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc. and subadvised by Neuberger Berman, LLC.

  o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
     (Subadvised by Neuberger Berman, LLC)

  o Regency Portfolio (I Class): Long-term growth.
     (Subadvised by Neuberger Berman, LLC)


PIMCO Variable Insurance Trust, advised by PIMCO

  o PIMCO VIT Commodity Real Return Strategy Portfolio (Advisor Class): Maximum real return.
     This fund will be available on or about June 30, 2009. Consult your financial advisor.


Putnam Variable Trust, advised by Putnam Investment Management, LLC

  o Global Health Care Fund (Class IB): Capital appreciation.
     (formerly Health Sciences Fund)

  o Growth & Income Fund (Class IB): Capital growth and current income.


Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;

 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that lifetime payments to individuals from Lincoln Smart Security (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage will exceed the contract value;
 o the risk that, if the i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required income payments will exceed the account value; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

We apply to the average daily net asset value of the subaccounts a charge which is equal to an annual rate of:


                                                                        With Enhanced
                                           With Estate Enhancement      Guaranteed Minimum
                                           Benefit Rider (EEB)          Death Benefit (EGMDB)
                                           -------------------------    ----------------------
o   Mortality and expense risk charge               1.45%                       1.25%
o   Administrative charge                           0.15%                       0.15%
                                                     ----                        ----
o   Total annual charge for each
    subaccount                                      1.60%                       1.40%

Surrender Charge

A surrender charge applies (except as described below) to surrenders and withdrawals of purchase payments that have been invested for the periods indicated as follows:

                                                               Number of contract anniversaries since
                                                                    purchase payment was invested
                                                               ---------------------------------------
                                                                0    1    2    3    4    5    6    7+
      Surrender charge as a percentage of the surrendered or   7%   6%   5%   4%   3%   2%   1%   0
      withdrawn purchase payments

An account fee will be deducted and any market value adjustment will be made before the deduction of the surrender charge.


A surrender charge does not apply to:
 o A surrender or withdrawal of a purchase payment beyond the seventh anniversary since the purchase payment was invested;
 o Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to 15% of the total purchase payments (this does not apply upon surrender of the contract);
 o When the surviving spouse assumes ownership of the contract as a result of the death of the original owner (however the surrender charge schedule of the original contract will continue to apply to the spouse's contract);
 o A surrender or withdrawal equal to a maximum of 75% of the contract value as a result of admittance of the contractowner into an accredited nursing home or equivalent health care facility, where the admittance into such facility occurs after the effective date of the contract and the owner has been confined for at least 180 consecutive days;
 o A surrender of the contract as a result of the death of the contractowner, joint owner or annuitant;
 o Purchase payments when used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the contract value applied to calculate the benefit amount under any annuity payout option made available by us;
 o Regular income payments made under i4LIFE (Reg. TM) Advantage, including any payments to provide 4LATERSM or i4LIFE (Reg. TM) Guaranteed Income benefits, or periodic payments made under any annuity payout option made available by us;
 o A surrender of a contract or withdrawal of a contract value from contracts issued to selling group individuals;
 o Withdrawals up to the Maximum Annual Withdrawal amount under the Lincoln SmartSecurity (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage, subject to certain conditions.

For purposes of calculating the surrender charge on withdrawals, we assume that:

1. The free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

2. Prior to the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) until exhausted; then
  o from earnings until exhausted.

3. On or after the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  o from earnings until exhausted; then
  o from purchase payments (on a FIFO basis) to which a surrender charge still applies until exhausted.

We apply the surrender charge as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased. The surrender charge is calculated separately for each purchase payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.


Transfer Fee

We reserve the right to charge a $10 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the contract year.


Account Fee

During the accumulation period, we will deduct $35 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the contract value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth contract year. The account fee will be waived for any contract with a contract value that is equal to or greater than $100,000 on the contract anniversary. There is no account fee on contracts issued to selling group individuals.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.

Lincoln Lifetime IncomeSM Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage, if elected. The Rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage Single Life or Joint Life option. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or
(b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See The Contracts - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. For riders purchased on or after March 2, 2009, the charge will also be deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual Rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional purchase payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual Rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional purchase payments into your annuity contract after the first Benefit Year exceed $100,000, any additional purchase payment will potentially cause the charge for your Rider to change to the current charge for new purchases in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.

The Rider charge will be discontinued upon termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

If you purchase Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 1.05% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.

Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage, if elected. The Rider charge is currently equal to an annual rate of:

1) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (for riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount); or

2) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Single Life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage
- 1 Year Automatic Step-up); or

3) 0.80% of the Guaranteed Amount (0.2000% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Joint Life option. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

If you purchase this Rider in the future, the percentage charge will be the current charge in effect at the time of purchase. As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up Option is no longer available for purchase.

The charge is applied to the Guaranteed Amount as adjusted. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage
- 5 Year Elective Step-up option and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the Single or Joint Life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the annual Rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.

If you elect to step-up the Guaranteed Amount for another step-up period (including if we administer the step-up election for you or if you make a change from a Joint Life to a Single Life option after a death or divorce), a pro-rata deduction of the Rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the Rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the Rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the Rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your Rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The Rider charge will be discontinued upon the earlier of the annuity commencement date, election of i4LIFE (Reg. TM) Advantage or termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the Rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no Rider charge waiver is available with the Single Life and Joint Life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this Rider or on the most recent step-up date; and (2) purchase payments made after the step-up, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived.

4LATER (Reg. TM) Advantage Charge. Prior to the periodic income commencement date (which is defined as the valuation date the initial regular income payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial purchase payment or contract value at the time of election), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. An amount equal to the quarterly 4LATER (Reg. TM) Rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER (Reg.
TM) Rider Effective Date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER (Reg. TM) Rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a Reset to the current Account Value. If you purchase 4LATER (Reg. TM) in the future, the percentage charge will be the charge in effect at the time you elect 4LATER (Reg. TM).

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) Rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) Rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER (Reg. TM) at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) Rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the periodic income commencement date, a pro-rata amount of the 4LATER (Reg. TM) Rider charge will be deducted upon termination of the 4LATER (Reg.
TM) Rider for any reason other than death. On the periodic income commencement date, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.

i4LIFE (Reg. TM) Advantage Charge . i4LIFE (Reg. TM) Advantage is subject to a charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase), computed daily of the Account Value. The annual rate of the i4LIFE (Reg. TM) Advantage charge is: 1.65% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; and 1.85% for the i4LIFE (Reg. TM) Advantage EGMDB. This charge consists of a mortality and expense risk and administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). If i4LIFE (Reg. TM) Advantage is elected at issue of the contract, i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the periodic income commencement date which is the valuation date on which the regular income payment is determined. After the Access Period ends, the charge will be the same rate as the cost of the i4LIFE (Reg. TM) Advantage Account Value death benefit.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge. The Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.15% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; and 2.35% for the i4LIFE (Reg. TM) Advantage EGMDB.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current regular income payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge to the amounts they were before the step-up period election occurred. Increased fees collected during the 30 day period will be refunded into your contract. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).

After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate.


4LATER (Reg. TM) Guaranteed Income Benefit Charge . The 4LATER (Reg. TM) Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.30% for the i4LIFE (Reg. TM) Account Value death benefit; and 2.50% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On and after the periodic income commencement date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average account value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the periodic income commencement date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the periodic income commencement date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the periodic income commencement date and then multiplied by the average daily account value after the periodic income commencement date.

After the periodic income commencement date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the contractowner elects additional 15 year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current regular income payment. At the time you elect a new 15 year period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.

After the periodic income commencement date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate.

Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers.

For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg. TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.15% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; and 2.35% for the i4LIFE (Reg.
TM) Advantage EGMDB. Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase the Lincoln Lifetime IncomeSM Advantage.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current regular income payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge to the amounts they were before the step-up period election occurred. Increased fees collected during the 30-day period will be refunded into your contract. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).

After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate.



Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%.


Other Charges and Deductions

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the market value adjustment if applicable. See Fixed Side of the Contract.

The mortality and expense risk and administrative charge of 1.40% of the contract value will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.

When a completed application and all other information necessary for processing a purchase order is received at our Home office, an initial purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent, we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 86. Certain death benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments

Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $10,000 for a non-qualified plan or Section 403(b) transfer/rollovers; and $2,000 for any other qualified plan. The minimum annual amount for additional purchase payments is $100. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a minimum purchase payment is not submitted, we will contact you to see if additional money will be sent, or if we should return the purchase payment to you. Purchase payments in total may not exceed $2 million without our approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit purchase payments made to the contract.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Purchase Payments

Purchase payments allocated to the variable account are placed into the VAA's subaccounts, according to your instructions. You may also allocate purchase payments in the fixed account, if available.

The minimum amount of any purchase payment which can be put into any one subaccount is $50. The minimum amount of any purchase payment which can be put into a fixed account guaranteed period is $2,000, subject to state approval.

If we receive your purchase payment from you or your broker-dealer in good order at our Home office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.

The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day. In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

You may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. We reserve the right to charge a $10 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during a contract year.

The minimum amount which may be transferred between subaccounts is $50 (or the entire amount in the subaccount, if less than $50). If the transfer from a subaccount would leave you with less than $50 in the subaccount, we may transfer the total balance of the subaccount. Transfers will also be subject to any restrictions that may be imposed by the funds themselves.

A transfer request may be made to our Home office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home office.

Requests for transfers will be processed on the valuation date that they are received when they are received at our Home office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

If your contract offers a fixed account, you may also transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $50 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the various subaccount(s) except that the sum of the percentages of a fixed account transferred is limited to 15% of the value of that fixed account in any contract year.

Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to market value adjustments, if applicable.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment.

If you select i4LIFE (Reg. TM) Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account during the Access Period are the same as stated in the section of this prospectus called Transfers On or Before the Annuity Commencement Date. During the i4LIFE (Reg. TM) Advantage Lifetime Income Period, you are subject to the rights set forth in the prior paragraph.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.

As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Non-qualified contracts may not be collaterally assigned. An assignment affects the death benefit and living benefits calculated under the contract. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant

The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change. The new annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the death benefit on the death of the annuitant. See The Contracts - Death Benefit. A contingent annuitant may be named or changed by notifying us in writing. Contingent annuitants are not allowed on contracts owned by non-natural owners. On or after the annuity commencement date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.


Surrenders and Withdrawals

Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Home office), subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.

The amount available upon the surrender/withdrawal is the cash surrender value (contract value, plus or minus any market value adjustment, less any applicable surrender charges, account fees and premium tax charges) at the end of the valuation period during which the written request for surrender/withdrawal is received at the Home office. If we receive a surrender or withdrawal request at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to a market value adjustment. The maximum amount which can be withdrawn without incurring any surrender charges is explained under Charges and other deductions. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home office. The payment may be postponed as permitted by the 1940 Act.

If you request a lump sum surrender and your surrender value is over $10,000, your money will be placed into a SecureLine (Reg. TM) account in your name. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately.

The SecureLine (Reg. TM) account is a special service that we offer in which your surrender proceeds are placed into an interest-bearing account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. You may request that surrender proceeds be paid directly to you instead of deposited in a SecureLine (Reg. TM) account.

There are charges associated with surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis or in accordance with other terms we make available. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross reinvestment running simultaneously.

Asset Allocation Models

Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your purchase payments among the various subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of contract value in some or all of the LVIP subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your contract value (and any additional purchase payments you make) will be allocated among certain subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the subaccounts. We will deduct any withdrawals you make from the subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

In order to maintain the model's specified subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your contract value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.


The models are static asset allocation models. This means that that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your contract value or purchase payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.

The election of certain Living Benefit riders may require that you allocate purchase payments in accordance with Investment Requirements that may be satisfied by choosing one of the asset allocation models. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements.

At this time, the available models are as follows:
 o The Lincoln SSgA Conservative Index Model is composed of specified underlying subaccounts representing a target allocation of approximately
   40% in three equity subaccounts and 60% in one fixed income subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Moderate Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in three equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in three equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. (Not available to contracts issued on or after June 30, 2009)
 o The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately
   70% in three equity subaccounts and 30% in one fixed income subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. (Available on or after June 30, 2009)
 o The Lincoln SSgA Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in three equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively.

 o The Lincoln SSgA Structured Conservative Model is composed of specified underlying subaccounts representing a target allocation of approximately 40% in seven equity subaccounts and 60% in one fixed income subaccount. This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Moderate Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in seven equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in seven equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. (Not available to contracts issued on or after June 30, 2009)
 o The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 70% in seven equity subaccounts and 30% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. (Available on or after June 30, 2009)
 o The Lincoln SSgA Structured Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in seven equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.

Your registered representative will have more information on the specific investments of each model.

Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy you may allocate purchase payments and/or contract values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your contract value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your contract value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. You may terminate the strategy at any time and reallocate your contract value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.



  o   FTVIPT Franklin Income Securities      34% of contract
                                             value
  o   FTVIPT Mutual Shares Securities        33% of contract
                                             value
  o   LVIP Templeton Growth Fund             33% of contract
                                             value

Death Benefit

The chart below provides a brief overview of how the death benefit proceeds will be distributed, if death occurs prior to i4LIFE (Reg. TM) Advantage elections or to the annuity commencement date. Refer to your contract for the specific provisions applicable upon death.



 UPON DEATH OF:    AND...                               AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
contractowner     There is a surviving joint owner     The annuitant is living or deceased    joint owner
 contractowner     There is no surviving joint owner    The annuitant is living or deceased    designated beneficiary
contractowner     There is no surviving joint owner    The annuitant is living or deceased    contractowner's estate
                  and the beneficiary predeceases the
                  contractowner

 UPON DEATH OF:    AND...
annuitant         The contractowner is living
 annuitant         The contractowner is living
annuitant**       The contractowner is a trust or other
                  non-natural person



 UPON DEATH OF:    AND...                                DEATH BENEFIT PROCEEDS PASS TO:
annuitant         There is no contingent annuitant      The youngest contractowner
                                                        becomes the contingent annuitant
                                                        and the contract continues. The
                                                        contractowner may waive* this
                                                        continuation and receive the death
                                                        benefit proceeds.
 annuitant         The contingent annuitant is living    contingent annuitant becomes the
                                                        annuitant and the contract continues
annuitant**       No contingent annuitant allowed       designated beneficiary
                  with non-natural contractowner

* Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.

** Death of annuitant is treated like death of the contractowner.


If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this election terminates if you elect i4LIFE (Reg. TM) Advantage or any annuitization option. Generally, the more expensive the death benefit the greater the protection.

You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.

A death benefit payable on the death of the annuitant will not be paid if the annuitant has been changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior annuitant.

Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the death benefit paid will be the greatest of:
 o the contract value as of the valuation date we approve the payment of the claim; or
 o the sum of all purchase payments less the sum of all withdrawals, partial annuitizations and premium tax incurred (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage); or
 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) for ages up to, and including, the deceased's age 80. The highest contract value is increased by purchase payments and is decreased by partial withdrawals, partial annuitizations, and any premium taxes incurred on or subsequent to the anniversary date on which the highest contract value is obtained.

Estate Enhancement Benefit Rider (EEB Rider). The amount of death benefit payable under this Rider is the greatest of the following amounts:
 o The contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments reduced by the sum of all withdrawals (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage); or
 o The highest contract value on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment. The highest contract value is adjusted for certain transactions. It is increased by purchase payments made on or after that contract anniversary on which the highest contract value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the contract value; or
 o The current contract value as of the valuation date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.

All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest contractowner, joint owner (if applicable), or annuitant on the date when the Rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB Rider is not available if the oldest contractowner, joint owner (if applicable), or annuitant is age 76 or older at the time the Rider would become effective.

Contract earnings equal:
 o the contract value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); minus
 o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

(i) is the contract value immediately prior to the withdrawal; and

(ii) is the amount of purchase payments made into the contract prior to the withdrawal.

The covered earnings limit equals 200% of:
 o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); plus
 o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the contractowner, joint owner (if applicable) or annuitant; minus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

(i) is the contract value immediately prior to the withdrawal; and

(ii) is the amount of purchase payments made into the contract prior to the withdrawal.

Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant. If your contract value equals zero, no death benefit will be paid.

The EEB Rider may not be available in all states. Please check with your investment representative regarding availability of this rider. Contracts purchased after the Rider becomes available in your state may only elect the Rider at the time of purchase.

The EEB Rider may not be terminated unless you surrender the contract or the contract is in the annuity payout period.

Accumulated Benefit Enhancement (ABE). This is no longer available unless you had elected this death benefit option prior to January 15, 2003. An Accumulated Benefit Enhancement may also be available for non-qualified i4LIFE (Reg. TM) Advantage contracts. See i4LIFE (Reg. TM) Advantage. There is no additional charge for this benefit.

Whenever this ABE Death Benefit is in effect, the death benefit amount will be the greater of the death benefit chosen under the contract and this ABE Death Benefit. Any death benefit will be paid in the manner defined within the contract (see the discussions on Death Benefits Before the Annuity Commencement Date and General Death Benefit Information in the prospectus).

Upon the death of any contractowner, joint owner or annuitant, the ABE Death Benefit will be equal to the sum of all purchase payments made under the new contract, plus the Enhancement Amount minus all withdrawals, including any applicable charges and any premium tax incurred. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount will be used to calculate the ABE Death Benefit.

The Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value received by us is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Death Benefit to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include:
 o the prior company's periodic customer statement;
 o a statement on the prior company's letterhead;
 o or a printout from the prior company's website.

This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount. Under the new contract, upon the death of any contractowner, joint owner or annuitant who was not a contractowner or annuitant on the effective date of the new contract, the ABE Death Benefit will be equal to the contract value under the new contract as of the date the death claim is approved by us for payment (unless the change occurred because of the death of a contractowner, joint owner or annuitant). If any contractowner, joint owner or annuitant is changed due to a death and the new contractowner, joint owner or annuitant is age 76 or older when added to the contract, then the ABE Death Benefit for this new contractowner, joint owner or annuitant will be equal to the contract value as of the date the death claim is approved by us for payment.

The ABE Death Benefit will terminate on the earliest of:
 o the valuation date the selected death benefit option of the contract is changed; or
 o the annuity commencement date.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the Enhancement Amount is available.


General Death Benefit Information

Only one of these death benefit elections may be in effect at any one time and these elections terminate if you elect i4LIFE (Reg. TM) Advantage.

If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit. If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current contract value (after crediting any death benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving annuitant is 76 or older the death benefit payable will become the EGMDB and the total annual charge will be reduced to, 1.40%.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the contract value is over $10,000, the proceeds will be placed into the interest-bearing account in the recipient's name as the owner of the account. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened. SecureLine (Reg. TM) is not a method of deferring taxation.

The SecureLine (Reg. TM) account is a special service that we offer in which the death benefit proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the death proceeds) a check, we will send a checkbook so that you (or the death proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient of death benefit proceeds may request to receive the proceeds in the form of a check rather than a deposit into the SecureLine (Reg. TM) account.


Investment Requirements

If you purchase a Living Benefit rider (Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, Lincoln SmartSecuritySM Advantage, or the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage), you will be subject to Investment Requirements, and you will be limited in how much you can invest in certain subaccounts of your contract. The Living Benefit rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Under each Option, we have divided the subaccounts of your contract into groups and have specified the minimum or maximum percentages of contract value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, you may allocate your contract value and purchase payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some subaccounts are not available to you if you purchase certain Riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

The chart below is provided to help you determine which Option of Investment Requirements, if any, applies to the Living Benefit rider you purchase. If you do not elect a Living Benefit rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you drop one rider and elect another rider.



                                                                                                       YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                      AND THE DATE OF ELECTION IS...                  INVESTMENT REQUIREMENTS
Lincoln Lifetime IncomeSM Advantage                  Between February 19, 2008 and January 20, 2009   Option 2
                                                     On or after January 20, 2009                     Option 3
 Lincoln SmartSecurity (Reg. TM) Advantage            Prior to April 10, 2006                          N/A
                                                     Between April 10, 2006 and January 20, 2009      Option 1
                                                     On or after January 20, 2009                     Option 3
4LATER (Reg. TM) Advantage                           Between April 10, 2006 and January 20, 2009      Option 1
                                                     On or after January 20, 2009                     Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income    Prior to April 10, 2006                          N/A
Benefit (v.1)                                        On or after April 10, 2006                       Option 1
i4LIFE (Reg. TM) Advantage with Guaranteed Income    Between April 10, 2006 and January 20, 2009      Option 1
Benefit (v.2)                                        On or after January 20, 2009                     Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income    Between October 6, 2008 and January 20, 2009     Option 2
Benefit (v.3)                                        On or after January 20, 2009                     Option 3

Investment Requirements - Option 1

We intend to enforce these Investment Requirements on June 30, 2009 for contracts purchased with Investment Requirements Option 1.

No more than 35% of your contract value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following subaccounts ("Limited Subaccounts"):
o AIM V.I. International Growth Fund
o AllianceBernstein VPS Global Thematic Growth Portfolio
o AllianceBernstein VPS International Value Portfolio
o AllianceBernstein VPS Small/Mid Cap Value Portfolio
o American Funds Global Growth Fund
o American Funds Global Small Capitalization Fund
o American Funds International Fund
o Delaware VIP Emerging Markets Series
o Delaware VIP High Yield Series
o Delaware VIP International Value Equity Series
o Delaware VIP REIT Series
o Delaware VIP Small Cap Value Series
o Delaware VIP Trend Series
o DWS Small Cap Index VIP
o Fidelity (Reg. TM) VIP Mid-Cap Portfolio
o Fidelity (Reg. TM) VIP Overseas Portfolio
o FTVIPT Franklin Income Securities Fund
o FTVIPT Franklin Small-Mid Cap Growth Securities Fund
o FTVIPT Mutual Shares Securities Fund
o FTVIPT Templeton Growth Securities Fund
o Janus Aspen Enterprise Portfolio
o Janus Aspen Worldwide Portfolio
o LVIP Baron Growth Opportunities Fund
o LVIP Cohen & Steers Global Real Estate Fund
o LVIP Columbia Value Opportunities Fund
o LVIP Delaware Foundation Aggressive Allocation Fund
o LVIP Delaware Special Opportunities Fund
o LVIP Marsico International Growth Fund
o LVIP Mid-Cap Value Fund
o LVIP Mondrian International Value Fund
o LVIP SSgA Developed International 150 Fund

o LVIP SSgA Emerging Markets 100 Fund
o LVIP SSgA International Index Fund
o LVIP SSgA Small/Mid Cap 200 Fund
o LVIP SSgA Small-Cap Index Fund
o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
o LVIP Templeton Growth Fund
o LVIP Turner Mid-Cap Growth Fund
o LVIP UBS Global Asset Allocation Fund
o LVIP Wilshire 2040 Profile
o LVIP Wilshire Aggressive Profile
o MFS VIT Growth Series
o MFS VIT Utilities Series
o Neuberger Berman AMT Mid-Cap Growth Portfolio
o Neuberger Berman AMT Regency Portfolio
o Putnam VT Global Health Care Fund

All other variable subaccounts will be referred to as "Non-Limited Subaccounts" except DWS Alternative Asset Allocation Plus VIP Portfolio and PIMCO VIT Commodity Real Return Strategy Portfolio, which are unavailable to any contract holder with a Living Benefit rider. The Founding Investment Strategy is also unavailable for investment.

You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of any of these benefits, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%.

If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the LVIP Money Market subaccount. We reserve the right to designate a different investment option other than the LVIP Money Market subaccount as the default investment option should there be no contract value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.

We may move subaccounts on or off the Limited Subaccount list, exclude Subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.


Investment Requirements - Option 2

You can select the percentages of contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual subaccounts within each group, but the total investment for all subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the Rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance contract value from the subaccounts and your allocation instructions do not contain any subaccounts that meet the Investment Requirements then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the LVIP Money Market Fund as the default investment option or any other subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of subaccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;

2. submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. if you take no action, such changes will apply only to additional purchase payments or to future transfers of contract value. You will not be required to change allocations to existing subaccounts, but you will not be allowed to add money, by either an additional purchase payment or a contract transfer, in excess of the new percentage applicable to a subaccount or subaccount group. This does not apply to subaccounts added to Investment Requirements on or after June 30, 2009.

4. for subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

At this time, the subaccount groups are as follows:



Group 1                                              Group 2
Investments must be at least 25% of contract value   Investments cannot exceed 75% of contract value or Account Value
                                                     -----------------------------------------------------------------
or Account Value
----------------------------------------------------
1. American Century VP Inflation Protection Fund     All other investment options except as discussed below.
2. Delaware VIP High Yield Series
3. LVIP Delaware Bond Fund
4. Delaware VIP Limited-Term Diversified Income
Series
5. Delaware VIP Diversified Income Series
6. FTVIPT Templeton Global Bond Securities Fund
7. LVIP SSgA Bond Index Fund
8. LVIP Global Income Fund
Group 3
Investments cannot exceed 10% of contract value or
                                                     -----------------------------------------------------------------
Account Value
----------------------------------------------------
1. Delaware VIP REIT Series
2. LVIP SSgA Emerging Markets 100 Fund

To satisfy the Investment Requirements, you may allocate 100% of your contract value to or among the MFS VIT Total Return Series, the FTVIPT Franklin Income Securities Fund, the BlackRock Global Allocation VI Fund, or the available LVIP Wilshire Profile Funds that are available in your contract except not more than 75% can be allocated to the LVIP Wilshire Aggressive Profile Fund. If you allocate less than 100% of contract value to or among the MFS VIT Total Return Series, the FTVIPT Franklin Income Securities Fund, the BlackRock Global Allocation VI Fund, or the LVIP Wilshire Profile Funds, then these funds will be considered as part of Group 2 above and you will be subject to the Group 2 restrictions. In addition, you can allocate 100% of your contract value to the Founding Investment Strategy (FTVIPT Franklin Income Securities Fund 34%, LVIP Templeton Growth Fund 33% and FTVIPT Mutual Shares Securities Fund 33%). The DWS Alternative Asset Allocation Plus VIP Portfolio, the PIMCO VIT Commodity Real Return Strategy Portfolio and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

To satisfy these Investment Requirements, contract value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Structured Moderately Aggressive Equity Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index

Model, Lincoln SSgA Moderately Aggressive Index Model and Lincoln SSgA Moderately Aggressive Equity Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1, Group 2 or Group 3 subaccounts as described above.

As discussed in the Lincoln Lifetime IncomeSM Advantage Plus section, if you purchase the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Wilshire Moderate Profile Fund, the LVIP Wilshire Conservative Profile Fund (both are funds of funds) or the FTVIPT Franklin Income Securities Fund. You may also allocate 100% of your contract value to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Conservative Index Model and Lincoln SSgA Moderate Index Model.


Investment Requirements - Option 3

You can select the percentages of contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual subaccounts within each group, but the total investment for all subaccounts within the group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the Rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. If we rebalance contract value from the subaccounts and your allocation instructions do not contain any subaccounts that meet the Investment Requirements then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the LVIP Money Market Fund as the default investment option or any other subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of subaccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements; or

2. submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. take no action and be subject to the quarterly rebalancing as described above. If this results is a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

At this time, the subaccount groups are as follows:



Group 1                                              Group 2
Investments must be at least 30% of contract value   Investments cannot exceed 70% of contract value or Account Value
                                                     -----------------------------------------------------------------
or Account Value
----------------------------------------------------
1. American Century VP Inflation Protection Fund     All other funds except as described below.
2. LVIP Delaware Bond Fund
3. Delaware VIP Limited-Term Diversified Income
Series
4. Delaware VIP Diversified Income Series
5. FTVIPT Templeton Global Bond Securities Fund
6. LVIP SSgA Bond Index Fund
7. LVIP Global Income Fund



Group 3

Investments cannot exceed 10% of contract value or
Account Value
---------------------------------------------------
1. Delware VIP Emerging Markets Series
2. LVIP SSgA Emerging Markets 100 Fund
3. Delaware VIP REIT Series
4. LVIP Cohen & Steers Global Real Estate Fund
5. MFS VIT Utilities Series
6. AllianceBernstein VPS Global Thematic Growth
Portfolio

To satisfy these Investment Requirements, you may allocate 100% of your contract value among the MFS VIT Total Return Series, the BlackRock Global Allocation VI Fund, or the LVIP Wilshire Profile Funds that are available in your contract except not more than 70% may be allocated to the LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire 2030 Profile Fund and LVIP Wilshire 2040 Profile Fund. If you allocate less than 100% of contract value to or among the MFS VIT Total Return Series, the BlackRock Global Allocation VI Fund or the available LVIP Wilshire Profile Funds, then these funds will be considered as part of Group 2 above and you will be subject to the Group 2 restrictions. The DWS Alternative Asset Allocation Plus VIP Portfolio, the PIMCO VIT Commodity Real Return Strategy Portfolio and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

To satisfy these Investment Requirements, contract value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1, Group 2 or Group 3 subaccounts as described in your prospectus.

If you purchase Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Wilshire Conservative Profile Fund (a fund of funds) or to one of the following models:
Lincoln SSgA Structured Conservative Model and Lincoln SSgA Conservative Index Model.


Living Benefit Riders

The optional Living Benefit Riders offered under this variable annuity contract
- Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit and 4LATER (Reg. TM) Advantage - are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum annuity payout (i4LIFE (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage). You may not elect more than one Living Benefit rider at a time. Upon election of a Living Benefit rider, you will be subject to Investment Requirements. The overview chart provided with this prospectus provides a brief description and comparison of each Living Benefit rider. Terms and conditions may change after the contract is purchased.


Lincoln Lifetime IncomeSM Advantage

The Lincoln Lifetime IncomeSM Advantage is a Rider that is available for purchase with your variable annuity contract if the purchase payment or contract value (if purchased after the contract is issued) is at least $25,000. This Rider provides minimum, guaranteed, periodic withdrawals for your life as contractowner/annuitant (Single Life Option) or for the lives of you as contractowner/annuitant and your spouse as joint owner or primary beneficiary (Joint Life Option) regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract but, is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount and decreased by withdrawals in accordance with the provisions set forth below. No additional purchase payments are allowed if the contract value decreases to zero for any reason.

This Rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the Single Life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchase the Joint Life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 591/2 (for the Single Life Option) or age 65 (for the Joint Life Option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up and the Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.

An additional option, available for purchase with your Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your contract value of an amount equal to the excess of your initial Guaranteed Amount (and purchase payments made within 90 days of rider election) over your contract value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below. You may consider purchasing this option if you want to guarantee at least a return of your initial purchase payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must be purchased with the Lincoln Lifetime IncomeSM Advantage.

By purchasing the Lincoln Lifetime IncomeSM Advantage Rider, you will be limited in how you can invest in the subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements - Option 3 if you purchased the Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts - Investment Requirements - Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Wilshire Conservative Profile Fund (a fund of funds) or to one of the following models: Lincoln SSgA Structured Conservative Model and Lincoln SSgA Conservative Index Model. If you purchased the Lincoln Lifetime IncomeSM Advantage Plus Option before January 20, 2009, your only investment options until the seventh Benefit Year anniversary are: LVIP Wilshire Moderate Profile Fund, the LVIP Wilshire Conservative Profile Fund, both funds of funds, the FTVIPT Franklin Income Securities Fund or one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Conservative Index Model and Lincoln SSgA Moderate Index Model. You may not transfer contract value out of these subaccounts/models to any other subaccounts/models before the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, you may invest in other subaccounts in your contract, subject to the Investment Requirements.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your contract value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (see Lincoln Lifetime IncomeSM Advantage - Compare to Lincoln SmartSecurity (Reg.
TM) Advantage and i4LIFE (Reg. TM) Advantage option). Not all riders will be available at all times.

We have designed the rider to protect you from outliving your contract value. If the rider terminates or you (or your spouse, if applicable) die before your contract value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your contract value will be reduced to zero before your (or your spouse's) death.

If the Rider is elected at contract issue, then the Rider will be effective on the contract's effective date. If the Rider is elected after the contract is issued (by sending a written request to our Home Office), the Rider will be effective on the next valuation date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit rider.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when you elect the Rider. If you elect the Rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial purchase payment. If you elect the Rider after we issue the contract, the initial Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total Guaranteed Amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if Joint Life Option) are the covered lives under either the Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the Rider effective date, each time a purchase payment is made after the cumulative purchase payments equal or exceed $100,000, the charge for your Rider may change on the next Benefit Year anniversary. The charge will be the current charge in effect on that next Benefit Year Anniversary, for new purchases of the Rider. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge in this prospectus. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional purchase payments on the Lincoln Lifetime IncomeSM Advantage charge:



         Initial purchase payment                   $100,000
         Additional purchase payment in Year 2      $ 95,000   No change to charge
         Additional purchase payment in Year 3      $ 75,000   Charge will be the current charge
         Additional purchase payment in Year 4      $ 25,000   Charge will be the current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative purchase payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus purchase payments received in that year, will be increased by 5% if the contract owner/annuitant (as well as the spouse if the Joint Life option is in effect) are under age 86 and the Rider is within the 10 year period described below. Additional purchase payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that purchase payment. Any purchase payments made within the first 90 days after the effective date of the Rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.

Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:

Initial purchase payment = $100,000; Guaranteed Amount = $100,000

Additional purchase payment on day 30 = $15,000; Guaranteed Amount = $115,000

Additional purchase payment on day 95 = $10,000; Guaranteed Amount = $125,000

On the first Benefit Year Anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 purchase payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the Rider. The 5% Enhancement will cease upon the death of the contract owner/annuitant or upon the death of the survivor of the contractowner or spouse (if Joint Life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the Rider, and a new 15-year period will begin following each Automatic Annual Step-up.

Any withdrawal from the contract value limits the 5% Enhancement as follows:

   a. The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the Rider is within the 10-year period as long as the contract owner/ annuitant (Single Life Option) is 591/2 or older or the contractowner and spouse (Joint Life Option) are age 65 or older.

   b. If the contractowner/annuitant (Single Life Option) is under age 591/2 or the contractowner or spouse (Joint Life Option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the contract value (as described below) occurs.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the Rider will not change. However, the amount you pay for the Rider will increase since the charge for the Rider is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary if:

   a. the contractowner/annuitant (Single Life Option), or the contractowner and spouse (Joint Life option) are both still living and under age 86; and


   b. the contract value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current contract value as described above, your percentage charge for the Rider will be the current charge for the Rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the Rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional purchase payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional purchase payments and issue age above 591/2 (Single Life) or 65 (Joint Life):



                                                                              Potential for   Length of 5%
                                                                 Guaranteed     Charge to     Enhancement
                                                Contract Value     Amount         Change         Period
                                               ---------------- ------------ --------------- -------------
         Initial Purchase Payment $50,000 .         $50,000        $50,000         No              10
         1st Benefit Year Anniversary.........      $54,000        $54,000        Yes              10
         2nd Benefit Year Anniversary.........      $53,900        $56,700         No               9
         3rd Benefit Year Anniversary.........      $57,000        $59,535         No               8
         4th Benefit Year Anniversary.........      $64,000        $64,000        Yes              10

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the contract value of $54,000 since the increase in the contract value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535).

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Step-up to 200% of the initial Guaranteed Amount. For contractowners who purchase Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009, on the Benefit Year anniversary after you (Single Life) or the younger of you and your spouse (Joint Life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any purchase payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:

     1) any withdrawal was made prior to age 591/2 (Single Life) or age 65 (Joint Life);

     2) an Excess Withdrawal (defined below) has occurred; or

   3) cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus purchase payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

   For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).

If you purchased the Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% Step-up of the Guaranteed Amount until the Benefit Year anniversary after you (Single Life) or the younger of you and your spouse (Joint Life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus purchase payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial purchase payment at age 55 = $200,000; Guaranteed Amount =$200,000; Maximum Annual Withdrawal amount = $10,000.

After 10 years, at age 65, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the contract value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.

The 200% Step-up cannot increase the Guaranteed Amount beyond the Maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (contractowner) lifetime (Single Life Option) or the lifetimes of you and your spouse (Joint Life Option)as long as you are at least age 591/2 (Single Life Option) or you and your spouse are both at least age 65 (Joint Life Option) and your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the Rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under Joint Life Option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and the Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value.

The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the contractowner/annuitant is age 591/2 or older or the contractowner and spouse (Joint Life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the Rider (36 months or more for contractowners who purchased this Rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.

The Maximum Annual Withdrawal amount is increased by 5% of any additional purchase payments. For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b. 5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if Joint Life Option) can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals after age 591/2 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 591/2 (Single Life) or age 65 (Joint Life) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

The impact of withdrawals prior to age 591/2 or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional purchase payments and the contractowner (Single Life) is older than 591/2 and the contractowner and spouse (Joint Life) are both older than 65):



                                                                 Guaranteed    Maximum Annual
                                                Contract Value     Amount     Withdrawal Amount
                                               ---------------- ------------ ------------------
         Initial Purchase Payment $50,000 .         $50,000        $50,000         $2,500
         1st Benefit Year Anniversary.........      $54,000        $54,000         $2,700
         2nd Benefit Year Anniversary.........      $51,000        $51,300         $2,700
         3rd Benefit Year Anniversary.........      $57,000        $57,000         $2,850
         4th Benefit Year Anniversary.........      $64,000        $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic monthly or quarterly installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal Amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1. The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3. The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):

The contract value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:

Contract Value = $55,000
Guaranteed Amount = $80,000

The contract value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.72%, the same proportion that the Excess Withdrawal reduced the $55,000 contract value ($7,000 - $55,000)

Contract value = $48,000

Guaranteed Amount = $69,818 ($80,000 X 12.72% = $10,181; $80,000 - $10,181 =
$69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Excess Withdrawals will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,000 Maximum Annual Withdrawal amount is not subject to surrender charges; the $7,000 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charge.

Withdrawals before age 591/2/65. If any withdrawal is made prior to the time the contractowner is age 591/2 (Single Life) or the contractowner and spouse (Joint Life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:

   1. The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the contract value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);

     2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;

   3. The 5% Enhancement to the Guaranteed Amount is not available until after an Automatic Annual Step-up to the contract value occurs. This Automatic Annual Step-up will not occur until the contract value exceeds the Guaranteed Amount on a Benefit Year anniversary. See the 5% Enhancement section above), and

     4. The 200% Step-up will never occur.

The following is an example of the impact of a withdrawal prior to age 591/2 for single or age 65 for joint:
 o $100,000 purchase payment
 o $100,000 Guaranteed Amount
 o A 10% market decline results in a contract value of $90,000
 o $5,000 Maximum Annual Withdrawal amount

If a $5,000 withdrawal is made before age 591/2, the Guaranteed Amount will be $94,444 ($100,000 reduced by 5.56% ($5,000/
$90,000) and the new Maximum Annual Withdrawal amount is $4,722 (5% times $94,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions - Surrender Charge.

In a declining market, withdrawals prior to age 591/2 (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus, ("Plus Option"), on the seventh Benefit Year anniversary, you may elect to receive an increase in your contract value equal to the excess of your initial Guaranteed Amount (plus any purchase payments made within 90 days of the rider effective date), over your current contract value. Making this election will terminate the Plus Option as well as the Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the contract value and the initial Guaranteed Amount (plus any purchase payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.

You may not elect to receive an increase in contract value if any withdrawal is made, including Maximum Annual Withdrawal amounts or required minimum distributions, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.

If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.

The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:

Initial purchase payment of $100,000; Initial Guaranteed Amount of $100,000.

On the seventh Benefit Year anniversary, if the current contract value is $90,000; the contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue the Lincoln Lifetime IncomeSM Advantage) will terminate at that time.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Wilshire Conservative Profile Fund (a fund of funds) or to one of the following models: Lincoln SSgA Structured Conservative Model and Lincoln SSgA Conservative Index Model. If you purchased the Lincoln Lifetime IncomeSM Advantage Plus Option prior to January 20, 2009, your only investment options until the seventh Benefit Year anniversary are the: LVIP Wilshire Moderate Profile Fund, the LVIP Wilshire Conservative Profile Fund, both funds of funds, the FTVIPT Franklin Income Securities Fund or one of the following models:
Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Conservative Index Model and Lincoln SSgA Moderate Index Model. You may not transfer contract value out of these subaccounts/models to any other subaccounts/models before the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, you may invest in other subaccounts in your contract, subject to the Investment Requirements.

Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal Amount, because you have reached the Maturity Date of the Contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the Joint Life option.

If the contract value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, you may be eligible for a final payment upon death of the Single Life or surviving Joint Life. To be eligible the death benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all purchase payments, decreased by withdrawals in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the purchase payments dollar for dollar. If your death benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of the Lincoln Lifetime Income (Reg. TM) Advantage will reduce the sum of all purchase payments on a dollar for dollar basis.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Single Life, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the beneficiary elects to continue the contract after the death of the Single Life (through a separate provision of the contract), the beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage Rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

Upon the first death under the Joint Life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

As an alternative, after the first death, the surviving spouse may choose to terminate the Joint Life option and purchase a new Single Life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age

65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the Single Life Rider option for new issues will provide an earlier age (591/2) to receive Maximum Annual Withdrawal amounts.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may terminate the Joint Life Option and purchase a Single Life Option, if available, (if the contractowner is under age 65) at the current Rider charge and the terms in effect for new sales of the Single Life Option.

After a divorce, the contractowner may keep the Joint Life Option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the Rider up to and including the date the new spouse is added to the Rider.

General Provisions.

Termination. After the seventh anniversary of the effective date of the Rider, the contractowner may terminate the Rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
 o Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the contract value equal to the excess of your initial Guaranteed Amount over the contract value;
 o on the annuity commencement date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o if the contractowner or annuitant is changed (except if the surviving spouse under the Joint Life option assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the death under the Single Life option or the death of the surviving spouse under the Joint Life option;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

If you terminate the Rider, you must wait one year before you can re-elect any Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage or any other living benefits we may offer in the future. The one-year wait does not apply to the election of a new rider after the exercise (and resulting termination) of the Lincoln Lifetime IncomeSM Advantage Plus.

Compare to Lincoln SmartSecurity (Reg. TM) Advantage. If a contractowner is interested in purchasing a rider that provides guaranteed minimum withdrawals, the following factors should be considered when comparing Lincoln Lifetime IncomeSM Advantage and the Lincoln SmartSecurity (Reg. TM) Advantage (only one of these riders can be added to a contract at any one time): the Lincoln Lifetime IncomeSM Advantage has the opportunity to provide a higher Guaranteed Amount because of the 5% Enhancement, Automatic Annual Step-up or 200% Step-up and this benefit also provides the potential for lifetime withdrawals from an earlier age for the Single Life Option only (59 1/2 rather than age 65 with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-Up). However, the percentage charge for the Lincoln Lifetime IncomeSM Advantage is higher for the Single Life (lower for the Joint Life) and has the potential to increase on every Benefit Year Anniversary if the increase in contract value exceeds the 5% Enhancement. Another factor to consider is that immediate withdrawals from your contract, under the Lincoln Lifetime IncomeSM Advantage, will adversely impact the 5% Enhancement and 200% Step-up. In addition, if the withdrawal is made before age 591/2 (Single Life) or age 65 (Joint Life), the 5% Enhancement is further limited and the 200% Step-up is not available. The Lincoln SmartSecurity (Reg. TM) Advantage provides that Maximum Annual Withdrawal amounts can continue to a beneficiary to the extent of any remaining Guaranteed Amount while the Lincoln Lifetime IncomeSM Advantage does not offer this feature. The Investment Requirements and Termination provisions are different between these two riders.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage if i4LIFE (Reg. TM) Advantage will provide a higher payout amount. If this decision is made, the contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of your prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from the Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the annuity commencement date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 591/2 for the Single Life Option or age 65 for Joint Life Option, will reduce the sum of all purchase payments option of the death benefit on a dollar for dollar basis. This applies to the sum of all purchase payments alternative of the Enhanced Guaranteed Minimum Death Benefit or the Estate Enhancement Benefit, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals and all withdrawals prior to age 591/2 for Single Life or age 65 for Joint Life will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the death benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and the Lincoln Lifetime IncomeSM Advantage are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:

Contract value before withdrawal $80,000

Maximum Annual Withdrawal Amount $ 5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract value $80,000

     b) Sum of purchase payments $100,000

     c) Highest anniversary contract value $150,000

Withdrawal of $9,000 will impact the death benefit calculations as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
     $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
     The entire $9,000 withdrawal reduces the death benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.

Availability. The Lincoln Lifetime IncomeSM Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The contractowner/annuitant as well as the spouse under the Joint Life option must be under age 86 at the time this Rider is elected. You cannot elect the Rider on or after the purchase of i4LIFE (Reg. TM) Advantage or on or after the Annuity Commencement Date and must wait at least 12 months after terminating 4LATER (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage or any other living benefits we may offer in the future. If you decide to drop a rider to add Lincoln Lifetime IncomeSM Advantage, your Guaranteed Amount will equal the current contract value on the effective date of the change. Before you make this change, you should consider that no guarantees or fee waiver provisions carry over from the previous rider. The Lincoln Lifetime IncomeSM Advantage terminates after the death of a covered life and the Guaranteed Amount is not available to a beneficiary. You will be subject to additional Investment Requirements. See the comparison to Lincoln SmartSecurity (Reg. TM) Advantage for other factors to consider before making a change.

There is no guarantee that the Lincoln Lifetime IncomeSM Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. The availability of this Rider will depend upon your state's approval of this Rider. In addition, certain features of the Rider may not be available in some states. Check with your investment representative regarding availability.


Lincoln SmartSecurity (Reg. TM) Advantage

The Lincoln SmartSecurity (Reg. TM) Advantage is a Rider that is available for purchase with your variable annuity contract. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) adjusted for subsequent purchase payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up):

     Lincoln SmartSecurity (Reg. TM) Advantage -  5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage -  1 Year Automatic Step-up

The Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase after January 16, 2009. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the contractowner can also initiate additional ten-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life or Joint Life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse (when available in your state). These options are discussed below in detail.

By purchasing this Rider, you will be limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements. We offer other optional riders available for purchase with its variable annuity contracts. These riders, which are fully discussed in this prospectus, provide different methods to take income from your contract value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. In particular, before you elect the Lincoln SmartSecurity (Reg. TM) Advantage, you may want to compare it to Lincoln Lifetime IncomeSM Advantage, which provides minimum guaranteed, periodic withdrawals for life. See The Contracts - Lincoln Lifetime IncomeSM Advantage - Compare to Lincoln SmartSecurity (Reg. TM) Advantage.

If the benefit is elected at contract issue, then the Rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Home office), the Rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a ten-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined Guaranteed Amount of all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse if joint owner are the annuitant) under either the Lincoln SmartSecurity (Reg. TM) Advantage or the Lincoln Lifetime IncomeSM Advantage.

Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option we may restrict purchase payments to your annuity contract in the future. We will notify you if we restrict additional purchase payments. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, we will allow purchase payments into your annuity contract after the first anniversary of the Rider effective date if the cumulative additional purchase payments exceed $100,000 only with prior Home Office approval. Additional purchase payments will not be allowed if the contract value is zero.


Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the tenth Benefit Year if:

a. the contractowner or joint owner is still living; and

b. the contract value as of the valuation date, after the deduction of any withdrawals (including surrender charges and interest adjustments), the Rider charge and account fee plus any purchase payments made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the tenth Benefit Year anniversary, you may initiate another ten-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

a. each contractowner and annuitant is under age 81; and

b. the contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new ten-year period of step-ups will begin at the end of each prior ten-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional purchase payments):



                                                 Contract Value   Guaranteed Amount
         o Initial purchase payment $50,000          $50,000     $50,000
         o 1st Benefit Year Anniversary              $54,000     $54,000
         o 2nd Benefit Year Anniversary              $53,900     $54,000
         o 3rd Benefit Year Anniversary              $57,000     $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year Anniversary. If you had elected to have the next ten-year period of step-ups begin automatically after the prior ten-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year Anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the Rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, contractowner elected step-ups (other than automatic step-ups) will be effective on the next valuation date after we receive your request and a new Benefit Year will begin. Purchase payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A contractowner elected step-up (including contractowner step-ups that we administer for you to begin a new ten-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a ten-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the Rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional purchase payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

a. the Maximum Annual Withdrawal amount immediately prior to the step-up; or

b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed
Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the market value adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic monthly or quarterly installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this contract value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the contract value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:
1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or

2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges (to the extent that total withdrawals exceed the free amount of withdrawals allowed during a contract year) and a market value adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the market value adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single or Joint Life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (contractowner) lifetime (if you purchase the Single Life option) or for the lifetimes of you (contractowner) and your spouse (if the Joint Life option is purchased), as long as:

1) No withdrawals are made before you (and your spouse if a Joint Life) are age 65; and

2) An excess withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the contract value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

2) The contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that valuation date. This will reduce your Maximum Annual Withdrawal amount. A contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

a. the contractowner (and spouse if applicable) is age 65;

b. the contract is currently within a ten-year automatic step-up period described above (or else a contractowner submits a step-up request to start a new ten-year automatic step-up period) (the contractowner must be eligible to elect a step-up; i.e., all contractowners and the annuitant must be alive and under age 81); and

c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a ten-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless excess withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your contract value is less than the Guaranteed Amount (and you don't believe the contract value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Single Life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Single Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new Single Life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount ; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount and 3) the cost of the Single Life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Joint Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's beneficiary elects to take the annuity death benefit in installments, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the Joint Life option to the Single Life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the Single Life option is less than the cost of the Joint Life option.

If the surviving spouse of the deceased contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a non-spouse beneficiary elects to receive the death benefit in installments (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage -

1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the Rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this Rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the death benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may change from a Joint Life Option to a Single Life Option (if the contractowner is under age 81) at the current Rider charge for new sales of the Single Life Option. At the time of the change, the Guaranteed Amount will be reset to the current contract value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the contractowner may keep the Joint Life Option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the Rider up to and including the date the new spouse is added to the Rider.

Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the contractowner may terminate the Rider by notifying us in writing. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the annuity commencement date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

If you terminate the Rider, you must wait one year before you can re-elect any Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or 4LATER (Reg. TM) Advantage or any other living benefit we are offering in the future.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to terminate the Lincoln SmartSecurity (Reg. TM) Advantage rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts and applicable guarantees. You should discuss this decision with your registered representative. See i4LIFE (Reg. TM) Advantage.

Availability. The Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. All contractowners and the annuitant of the contracts with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option must be under age 81 at the time this Rider is elected. You cannot elect the Rider on or after the purchase of i4LIFE (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage or on or after the Annuity Commencement Date. The Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase.

There is no guarantee that the Lincoln SmartSecurity (Reg. TM) Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. The availability of this Rider will depend upon your state's approval of this Rider. Check with your investment representative regarding availability.


i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional annuity payout rider you may purchase at an additional cost and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER Guaranteed Income Benefit (described below) for an additional charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, periodic regular income payments for life. These payouts are made during an Access Period, where you have access to the Account Value. After the Access Period ends, payouts continue for the rest of your life, during the Lifetime Income Period. i4LIFE (Reg. TM) is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg. TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access

Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your regular income payments. The initial regular income payment is calculated from the Account Value on the periodic income commencement date, a date no more than 14 days prior to the date you select to begin receiving the regular income payments. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP markets). This option, when available in your state, is subject to a charge (imposed only during the i4LIFE (Reg. TM) Advantage payout phase) computed daily on the average account value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected at the time of application or at any time before an annuity payout option is elected by sending a written request to our Home Office. If you purchased 4LATER (Reg. TM) Advantage, you must wait at least one year before you can purchase i4LIFE (Reg. TM) Advantage. When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, secondary life, if applicable, and make several choices about your regular income payments. The annuitant and secondary life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts the secondary life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant and secondary life, if applicable, are age 591/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless the 4LATERSM Advantage Guaranteed Income Benefit or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit has been elected.

Additional purchase payments will not be accepted once i4LIFE (Reg. TM) Advantage becomes effective for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The contracts - Transfers on or before the annuity commencement date.

When you elect i4LIFE (Reg. TM) Advantage you must select a death benefit option. Once i4LIFE (Reg. TM) Advantage begins, any prior death benefit election will terminate and the i4LIFE (Reg. TM) Advantage death benefit will be in effect. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began. See The Contracts - i4LIFE (Reg. TM) Advantage death benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the periodic income commencement date. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make regular income payments for the rest of your life (or the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.


We will establish the minimum (currently 5 years) and maximum (currently to age 115 for non-qualified contracts; to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the regular income payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See The Contracts - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments and Guaranteed Income Benefit payments made and any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero.

Regular income payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments for as long as an annuitant (or secondary life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial regular income payment, the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your regular income payments. Regular income payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have regular income payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment.

This results in level regular income payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial regular income payment will be and the higher the return must be to increase subsequent regular income payments. You also choose the length of the Access Period. At this time, changes can only be made on periodic income commencement date anniversaries.

Regular income payments are not subject to any surrender charges or applicable market value adjustments. See Charges and other deductions. For information regarding income tax consequences of regular income payments, see Federal tax matters.

The amount of the initial regular income payment is determined on the periodic income commencement date by dividing the contract value (or purchase payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the annuitant and secondary life, if applicable;
  o the length of the Access Period selected;
  o the frequency of the regular income payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the regular income payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower regular income payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your regular income payments for the remainder of your life (and/or the secondary life if applicable), during the Lifetime Income Period, with no further access or death benefit.

The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent regular income payments during the Access Period. Each subsequent regular income payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent regular income payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the regular income payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the regular income payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for regular income payments, and subsequent regular income payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or secondary life dies during the Access Period, regular income payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher regular income payment.

For nonqualified contracts, if the annuitant and secondary life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent regular income payment and regular income payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the annuitant and secondary life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and the Guaranteed Income Benefit if applicable) will terminate.

Regular income payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or secondary life is living. Your earlier elections regarding the frequency of regular income payments, assumed investment return and the frequency of the recalculation do not change. The initial regular income payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age and sex of the annuitant and secondary life (if living);
  o the frequency of the regular income payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the regular income payments during the Lifetime Income Period. To determine subsequent regular income payments, the contract is credited with a fixed number of annuity units equal to the initial regular income payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent regular income payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your regular income payments will vary based on the value of your annuity units. If your regular income payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your regular income payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of annuity units.

Regular income payments will continue for as long as the annuitant or secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular income payments vary with investment performance.

During the lifetime income period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
  o the Account Value as of the valuation date on which we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of regular income payments and other withdrawals, if any. Regular income payments, including withdrawals to provide the Guaranteed Income Benefit, and other withdrawals, if any, reduce the death benefit on a dollar for dollar basis.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage; or
  o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals are deducted on a dollar for dollar basis.

If your contract has the ABE Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement ABE) specified in your contract benefit data pages as applicable on the date of death, this Enhancement Amount will be added to the sum of the purchase payments, but will be reduced by the regular income payments and withdrawals on either a dollar for dollar basis or in the same proportion that the regular income payment or withdrawal reduced the contract value or Account Value, depending on the terms of your contract.

We will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

All references to withdrawals include deductions for applicable charges and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.

General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive regular income payments. Upon the death of the secondary life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no secondary life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If a death occurs during the Access Period, the value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, regular income payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and regular income payments will continue, if applicable. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Accumulated Benefit Enhancement (ABESM) (Non-qualified contracts only). This benefit is no longer available to contract purchasers after November 1, 2005. We provide to eligible contractowners of non-qualified i4LIFE (Reg. TM) Advantage contracts only an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:
 o you are purchasing i4LIFE (Reg. TM) Advantage with the EGMDB death benefit;
 o you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with us to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;
 o the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require our approval);

 o all contractowners, joint owners and annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit; or
 o the contractowners, joint owners and annuitants of this contract must have been owner(s) or annuitants of the prior contract(s).

Upon the death of any contractowner, joint owner or annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE (Reg. TM) Advantage EGMDB death benefit. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount is available.

The ABE Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value we receive is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Enhancement Amount to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to a contract with us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.

Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB death benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new contractowner or joint owner will be equal to zero.

The ABE Enhancement Amount will terminate on the valuation date the i4LIFE (Reg. TM) Advantage EGMDB death benefit option of the contract is changed or terminated.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.

Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage

A Guaranteed Income Benefit is available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your regular income payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage (withdrawal benefit riders) prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (annuity payout rider). Refer to the 4LATER (Reg. TM) Advantage section of this prospectus for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit.

Once the Guaranteed Income Benefit is elected, additional purchase payments cannot be made to the contract. Election of this rider will limit how much you can invest in certain subaccounts. See the Contracts - Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned Lincoln Lifetime IncomeSM Advantage will determine which Investment Requirement option applies to you.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option for new elections at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit riders. However, a contractowner with the Lincoln Lifetime IncomeSM Advantage who decides to drop Lincoln Lifetime IncomeSM Advantage to purchase i4LIFE (Reg.
TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSM Advantage rider.

i4LIFE (Reg. TM) Guaranteed Income Benefit, if available, is purchased when you elect i4LIFE (Reg. TM) Advantage or anytime during the Access Period, subject to terms and conditions at that time. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg. TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg.
TM) Advantage.

The Guaranteed Income Benefit is initially equal to 75% of the regular income payment (which is based on your Account Value as defined in the i4LIFE (Reg.
TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage can use the remaining Guaranteed Amount (if greater than the contract value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit. The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial regular income payment times the remaining Guaranteed Amount divided by the contract value, if the Guaranteed Amount is greater than the contract value.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your regular income payment. If your regular income payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the Guaranteed Income Benefit (In other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular income payments also reduce the Account Value). This withdrawal will be made from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of withdrawals to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. If your Account Value equals zero, no death benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living. If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:

         o i4LIFE (Reg. TM) Account Value before market decline     $135,000
         o i4LIFE (Reg. TM) Account Value after market decline      $100,000
         o Guaranteed Income Benefit                                $    810
         o Regular Income Payment after market decline              $    769
         o Account Value after market decline and Guaranteed        $ 99,190
         Income Benefit payment

The contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.

If you purchased the Guaranteed Income Benefit (version 3) on or after January 20, 2009, the Guaranteed Income Benefit will automatically step-up every year to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. If you purchased the Guaranteed Income Benefit (version 2) prior to January 20, 2009, the Guaranteed Income Benefit will automatically step-up every three years on the periodic income commencement date anniversary to 75% of the current regular income payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every periodic income commencement date anniversary during either a 5-year step-up period (version 3) or every third periodic income commencement date anniversary for a 15 year step-up period (version 2). At the end of a step-up period, you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you. Step-ups for qualified contracts, including IRAs, will occur on a calendar year basis.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change every five years for version 3 of the Guaranteed Income Benefit or every 15 years for version 2 of the Guaranteed Income Benefit. If we automatically administer a new step-up period for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the periodic income commencement anniversary. If we receive this notice, we will decrease the percentage charge to the amounts they were before the step-up occurred. Increased fees collected during the 30 day period will be refunded into your contract. You will have no more step-ups unless you notify us that you wish to start a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit Charges.

If you have an older version of the Guaranteed Income Benefit (Version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for sale.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. See below in General i4LIFE (Reg. TM) Provisions for an example.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the regular income payments.
  o The minimum Access Period required for this benefit is the longer of 15 years or the difference between your age (nearest birthday) and age 85. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit.
  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period, (which must be increased by a minimum of 5 years) thereby reducing your regular income payment, your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will also be reduced. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be reduced in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
  o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency; or
  o upon written notice to us; or
  o assignment of the contract.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg.
TM) Advantage regular income payments will be recalculated. The i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.


General i4LIFE (Reg. TM) Provisions

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The market value adjustment may apply.

The following example demonstrates the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit payments:



         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal      $  1,200
         o Guaranteed Income Benefit before Withdrawal                    $    900
         o Account Value at time of Additional Withdrawal                 $150,000
         o Additional Withdrawal                                          $ 15,000   (a 10% withdrawal)

     Reduction in i4LIFE (Reg. TM) Regular Income payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income payment after Withdrawal = $1,200 - $120 = $1,080

     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The market value adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you will receive the EGMDB option. Upon termination, we will stop assessing the charge for i4LIFE (Reg.
TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage

4LATER (Reg. TM) Advantage is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain subaccounts. See The Contracts-Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge.


4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the purchase payments. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the contract value on the 4LATER (Reg. TM) Effective Date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments. Additional purchase payments will not be allowed if the contract value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the contract value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for purchase payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment, plus 15% of that purchase payment.


Example:


         Initial Purchase Payment                                $100,000
         Purchase Payment 60 days later                          $ 10,000
                                                                 --------
         Income Base                                             $110,000
         Future Income Base (during the 1st Waiting Period)      $126,500   ($110,000 x 115%)
         Income Base (after 1st Waiting Period)                  $126,500
         New Future Income Base (during 2nd Waiting Period)      $145,475   ($126,500 x 115%)

Any purchase payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.


Example:


         Income Base                                                $100,000
         Purchase Payment in Year 2                                 $ 10,000
                                                                    --------
         New Income Base                                            $110,000
         Future Income Base (during 1st Waiting Period-Year 2)      $125,500   ($100,000 x 115%) + ($10,000 x 100%) +
                                                                               (10,000 x 15% x 1/3)
         Income Base (after 1st Waiting Period)                     $125,500
         New Future Income Base (during 2nd Waiting Period)         $144,325   (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional purchase payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined Income Bases for all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the annuitant.

After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

Example:


      Income Base                             $100,000      Maximum Income Base                   $200,000
      Purchase Payment in Year 2              $ 10,000      Increase to Maximum Income Base       $ 20,000
      New Income Base                         $110,000      New Maximum Income Base               $220,000
      Future Income Base after Purchase       $125,500      Maximum Income Base                   $220,000
       Payment

      Income Base (after 1st Waiting          $125,500
       Period)
      Future Income Base (during 2nd          $144,325      Maximum Income Base                   $220,000
       Waiting Period)

      Contract Value in Year 4                $112,000
      Withdrawal of 10%                       $ 11,200

      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                          $100,800
      Income Base                             $112,950
      Future Income Base                      $129,892      Maximum Income Base                   $198,000

Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, the annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Home office), then it will be effective on the next valuation date following approval by us.


4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage regular income payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the contract value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage regular income payments. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit charge.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value (or Guaranteed Amount if applicable) on the periodic income commencement date, by 1000 and multiplying the result by the rate per $1000 from the

Guaranteed Income Benefit Table in your 4LATER (Reg. TM) Rider. If the contract value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment (which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage regular income payment. If your regular income payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



         o i4LIFE (Reg. TM) Account Value before market decline     $135,000
         o i4LIFE (Reg. TM) Account Value after market decline      $100,000
         o Guaranteed Income Benefit                                $    810
         o Regular Income Payment after market decline              $    769
         o Account Value after market decline and Guaranteed        $ 99,190
         Income Benefit payment

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no death benefit will be paid.

If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current regular income payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge to the amounts they were before the step-up occurred. Increased fees collected during the 30 day period will be refunded into your contract.

Additional purchase payments cannot be made to your contract after the periodic income commencement date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage regular income payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER (Reg. TM) Advantage, subject to the terms in your rider. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your regular income payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) Rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage regular income payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage regular income payment = $6375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage regular income payment after extension = $5355 Percentage change in i4LIFE (Reg. TM) Advantage regular income payment =
 $5355 - $6375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5692 x 84% = $4781


General Provisions of 4LATER (Reg. TM) Advantage

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) Rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) Rider may be terminated upon written notice to us. Prior to the periodic income commencement date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) Rider is attached;
 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or
 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner), including the assignment of the contract.

After the periodic income commencement date, the 4LATER (Reg. TM) Rider will terminate due to any of the following events:
 o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
 o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATER (Reg. TM) prior to the periodic income commencement date, you must wait one year before you can re-elect 4LATER (Reg. TM) or purchase the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage. If you terminate the 4LATER (Reg. TM) Rider on or after the periodic income commencement date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.

Availability. The availability of 4LATER (Reg. TM) will depend upon your state's approval of the 4LATER (Reg. TM) Rider. Check with your registered representative regarding availability. You cannot elect 4LATER (Reg. TM) after an annuity payout option or i4LIFE (Reg. TM) Advantage has been elected, and it cannot be elected on contracts that currently have Lincoln SmartSecurity (Reg.
TM) Advantage or Lincoln Lifetime IncomeSM Advantage.

Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage and elect 4LATER (Reg. TM) will not carry their Guaranteed Amount over into the new 4LATER (Reg. TM). The 4LATER (Reg. TM) Income Base will be established based on the contractowner's contract value on the Effective Date of 4LATER (Reg. TM). Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage will have to wait one year before they can elect 4LATER (Reg. TM). See The Contracts
- Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage.


Annuity Payouts

When you apply for a contract, you may select any annuity commencement date permitted by law, which is usually on or before the annuitant's 90th birthday. However, you must elect to receive annuity payouts by the annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option.


The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage, the Maximum Annual Withdrawal Amount Annuity Payout option or the Guaranteed Amount Annuity Payout option.

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Home office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Home office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.

General Information

Any previously selected death benefit in effect before the annuity commencement date will no longer be available on and after the annuity commencement date. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Home office. You must give us at least 30 days notice before the date on which you want payouts to begin.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

We assume an investment return of 4% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the 4% assumed rate. If the actual net investment rate (annualized) exceeds 4%, the annuity payout will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than 4% annuity payouts will decrease. There is a more complete explanation of this calculation in the SAI.


Fixed Side of the Contract

Purchase payments allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an effective interest rate of not less than 3.00% per year on amounts held in a fixed account. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to the market value adjustment (see Market Value Adjustment and Charges and Other Deductions). The market value adjustment will NOT reduce the amount available for a surrender, withdrawal or transfer below the value it would have had if 3.00% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed subaccount.

ANY INTEREST IN EXCESS OF 3.00% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time.


Guaranteed Periods

The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.

You may allocate purchase payments to one or more fixed subaccounts with guaranteed periods of 1 to 10 years. We may add guaranteed periods or discontinue accepting purchase payments into one or more guaranteed periods at any time. The minimum amount of any purchase payment that can be allocated to a fixed subaccount is $2,000. Each purchase payment allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the fixed subaccount guaranteed period. Amounts surrendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the market value adjustment. Each guaranteed period purchase payment will be treated separately for purposes of determining any applicable market value adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable surrender charges, account fees and premium taxes.

We will notify the contractowner in writing at least 60 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previous guaranteed period, unless we receive, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable subaccount from among those being offered by us. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.


Market Value Adjustment

Any surrender, withdrawal or transfer of a fixed subaccount guaranteed period amount before the end of the guaranteed period (other than dollar cost averaging, cross-reinvestment, portfolio rebalancing transfers, regular income payments under i4LIFE (Reg. TM) Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity (Reg. TM) Advantage) will be subject to the market value adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the guaranteed period will not be subject to the market value adjustment. The market value adjustment will be applied to the amount being surrendered, withdrawn or transferred. The market value adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. In general, the market value adjustment reflects the relationship between the yield rate in effect at the time a purchase payment is allocated to a fixed subaccount's guaranteed period under the contract and the yield rate in effect at the time of the purchase payment's surrender, withdrawal or transfer. It also reflects the time remaining in the fixed subaccount's guaranteed period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the purchase payment was allocated, then the application of the market value adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the purchase payment, then the application of the market value adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.


The market value adjustment is calculated by multiplying the transaction amount by:


   (1+A)n    -1
----------
  (1+B )n

     where:

   A = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period.

   B = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the subaccount's guaranteed period, determined at the time of surrender or transfer, plus a 0.50% adjustment (unless otherwise limited by applicable state law). If Index Rates "A" and "B" are within .25% of each other when the index rate is determined, no such percentage adjusted to "B" will be made, unless required by state law. This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.50% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no market value adjustment.

     N = the number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line interpolation is used for periods to maturity not quoted.

     See the SAI for examples of the application of the market value adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for three (3) full, consecutive contract years; and
 o the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts
Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation ("LFA"), also an affiliate of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.

Compensation Paid to LFA. The maximum commission the Principal Underwriter pays to LFA is 6.50% of purchase payments. LFA may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFA is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives a portion of the commissions received for their sales of contracts. LFA sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFA sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFA sales representatives and/or their managers qualify for such benefits. LFA sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFA, is 6.50% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 4.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2008 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. Contracts, endorsements and riders may vary as required by state law. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-888-868-2583.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.

Tax Deferral On Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.

Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.

Age At Which Annuity Payouts Begin

Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.

Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.

Taxation Of Withdrawals And Surrenders

You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage, and if your Guaranteed Amount immediately before a withdrawal exceeds your contract value, the tax law could require that an additional amount be included in income. Please consult your tax adviser.

Taxation Of Regular Income Payments

The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than regular income payments, are taken from i4LIFE (Reg. TM) Advantage during the access period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.

Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

Death prior to the annuity commencement date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the annuity commencement date:
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.

Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the tax law),
 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).

Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.

Loans and Assignments

Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.

Gifting A Contract

If you transfer ownership of your contract, other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.

Charges for Additional Benefits

Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge and charges for other optional riders, if any, as a contract withdrawal.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Pursuant to new tax regulations, starting September 24, 2007, the contract is not available for purchase under a 403(b) plan and since July 31, 2008, we do not accept additional premiums or transfers to existing 403(b) contracts. Also, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer processing payments you request until all information required under the tax law has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Minimum annual distributions are required under most qualified plans once you reach a certain age, typically age 701/2, as described below.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.

Congress enacted The Worker, Retiree, and Employer recovery Act of 2008 (the
Act) in December, 2008. The Act includes a number of relief provisions, including the suspension of the RMD requirement for IRAs and certain qualified plans in 2009. You should consult your tax advisor to determine whether the RMD relief applies to your annuity contract. If your RMD is currently paid automatically each year, Lincoln will not make any changes to your payments for 2009 unless you specifically request that a change be made.

Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Plan Act permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Home office at PO Box 7866, 1300 South Clinton Street, Fort Wayne, IN 46802-7866. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes which had been deducted. No surrender charges or market value adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the purchase payment(s) or contract value as of the valuation date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of purchase payments or contract value as of the valuation date.

State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


Other Information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.


Legal Proceedings

In the ordinary course of its business, Lincoln Life, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of Lincoln Life, the financial position of the VAA, or the principal underwriter.

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











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                              Lincoln ChoicePlusSM
                    Lincoln Life Variable Annuity Account N










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Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N Lincoln ChoicePlusSM.


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Mail to The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, Indiana 46801.

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.


                                with EEB                                         with EGMDB
             -----------------------------------------------    --------------------------------------------
                Accumulation unit value                           Accumulation unit value
             ------------------------------      Number of      ---------------------------      Number of
              Beginning          End of         accumulation     Beginning        End of        accumulation
              of period          period            units         of period        period           units
             -----------    ---------------    -------------    -----------    ------------    -------------
                   (Accumulation unit value in dollars and Number of accumulation units in thousands)
AIM V.I. Capital Appreciation
2006  .         11.266           11.113               5             8.055          7.957             959
2007  .         11.113           12.251               5             7.957          8.789             711
2008  .         12.251            6.933               3             8.789          4.984             539
---------       ------           ------               -             -----          -----             ---
AIM V.I. Core Equity
2006  .         10.151           10.962              11             9.843         10.644           1,906
2007  .         10.962           11.664              11            10.644         11.348           1,405
2008  .         11.664            8.019              11            11.348          7.817           1,041
---------       ------           ------              --            ------         ------           -----
AIM V.I. International Growth Fund
1998  .                                                            10.000         10.278*              7
1999  .                                                            10.278         15.710             686
2000  .                                                            15.710         11.401           1,579
2001  .         10.000           10.620(1)            1***         11.401          8.597           1,503
2002  .          N/A             N/A               N/A              8.597          7.148           1,161
2003  .          N/A             N/A               N/A              7.148          9.098           1,014
2004  .          N/A             N/A               N/A              9.098         11.125             830
2005  .          N/A             N/A               N/A             11.125         12.937             693
2006  .          N/A             N/A               N/A             12.937         16.359             558
2007  .         19.697           22.584               1            16.359         18.506             422
2008  .         22.584           13.251               1            18.506         10.880             274
---------       ------           --------          ----            ------         ------           -----
AllianceBernstein VPS Global Technology
1998  .                                                             N/A
1999  .                                                             N/A
2000  .                                                            10.000          6.961**         1,898
2001  .         10.000           12.876(1)            1***          6.961          5.117           2,652
2002  .         12.876            7.374               5             5.117          2.936           2,062
2003  .          7.374           10.435               5             2.936          4.163           1,949
2004  .         10.435           10.791               5             4.163          4.314           1,548
2005  .         10.791           11.007               4             4.314          4.410           1,123
2006  .         11.007           11.740               4             4.410          4.713           1,321
2007  .         11.740           13.854               5             4.713          5.572           1,071
2008  .         13.854            7.162               2             5.572          2.887             454
---------       ------           --------          ----            ------         ------           -----
AllianceBernstein VPS Growth and Income
2000  .                                                            10.000         12.485**           763
2001  .         10.000           10.350(2)           12            12.485         12.330           2,870
2002  .         10.350            7.918              53            12.330          9.451           3,415
2003  .          7.918           10.300              32             9.451         12.320           2,871
2004  .         10.300           11.274              28            12.320         13.512           2,455
2005  .         11.274           11.605              27            13.512         13.936           2,083
2006  .         11.605           13.361              25            13.936         16.076           1,718
2007  .         13.361           13.788              23            16.076         16.624           1,330
2008  .         13.788            8.047              16            16.624          9.722             891
---------       ------           --------          ----            ------         ------           -----
AllianceBernstein VPS International Value
2006  .         10.661           11.846               4             9.596         11.861              68
2007  .         11.846           12.309               6            11.861         12.348             143
2008  .         12.309            5.659               7            12.348          5.688             112
---------       ------           --------          ----            ------         ------           -----

                                with EEB                                         with EGMDB
             -----------------------------------------------    ---------------------------------------------
                Accumulation unit value                           Accumulation unit value
             ------------------------------      Number of      ----------------------------      Number of
              Beginning          End of         accumulation     Beginning         End of        accumulation
              of period          period            units         of period         period           units
             -----------    ---------------    -------------    -----------    -------------    -------------
                    (Accumulation unit value in dollars and Number of accumulation units in thousands)
AllianceBernstein VPS Large Cap Growth
1998  .                                                             N/A
1999  .                                                             N/A
2000  .                                                            10.000           8.941**            898
2001  .         10.000           11.007(2)            3             8.941           7.282            1,902
2002  .         11.007            7.492               9             7.282           4.966            2,049
2003  .          7.492            9.096               6             4.966           6.042            1,692
2004  .          9.096            9.698               3             6.042           6.455            1,415
2005  .          9.698           10.961               3             6.455           7.310            1,160
2006  .         10.961           10.718               3             7.310           7.162              953
2007  .         10.718           11.984               3             7.162           8.024              728
2008  .         11.984            7.097               2             8.024           4.762              562
---------       ------           --------             -            ------           -----            -----
AllianceBernstein VPS Small/Mid Cap Value
2003  .         10.943           15.174               1            10.971          15.243               81
2004  .          N/A             N/A               N/A             15.243          17.898               75
2005  .         17.781           18.659               1***         17.898          18.820               77
2006  .         18.659           20.971               1            18.820          21.194              103
2007  .         20.971           20.954               3            21.194          21.219              113
2008  .         20.954           13.250               3            21.219          13.444               43
---------       ------           --------          ----            ------          ------            -----
American Century Investments VP Inflation Protection Fund
2004  .          N/A             N/A               N/A             10.000          10.420              299
2005  .          N/A             N/A               N/A             10.420          10.435              504
2006  .          N/A             N/A               N/A             10.435          10.452              398
2007  .          N/A             N/A               N/A             10.452          11.287              313
2008  .         11.352           10.851               9            11.287          10.952              554
---------       ------           --------          ----            ------          ------            -----
American Funds Global Growth Fund
2004  .          N/A             N/A               N/A             10.221          11.283               32
2005  .         11.269           12.652               1            11.283          12.692               88
2006  .         12.652           14.994               1            12.692          15.072              179
2007  .         14.994           16.947               2            15.072          17.070              217
2008  .         16.947           10.275               3            17.070          10.370              208
---------       ------           --------          ----            ------          ------            -----
American Funds Global Small Capitalization Fund
2000  .                                                            10.000            6.92**            687
2001  .         10.000           11.134(2)            2             6.920           5.946            1,070
2002  .         11.134            8.870              11             5.946           4.746            1,260
2003  .          8.870           13.402               6             4.746           7.186            1,260
2004  .         13.402           15.943               7             7.186           8.566            1,485
2005  .         15.943           19.668               9             8.566          10.588            1,397
2006  .         19.668           24.011              12            10.588          12.952            1,178
2007  .         24.011           28.694              12            12.952          15.509              893
2008  .         28.694           13.124              10            15.509           7.108              615
---------       ------           --------          ----            ------          ------            -----
American Funds Growth Fund
2000  .                                                            10.000           9.691**          2,845
2001  .         10.000           10.820(2)           20             9.691           7.821            7,187
2002  .         10.820            8.044             140             7.821           5.826           10,157
2003  .          8.044           10.830              72             5.826           7.860           12,954
2004  .         10.830           11.990              77             7.860           8.720           12,415
2005  .         11.990           13.711              76             8.720           9.991           11,142
2006  .         13.711           14.872              71             9.991          10.858            9,262
2007  .         14.872           16.443              69            10.858          12.029            6,907
2008  .         16.443            9.066              56            12.029           6.646            4,966
---------       ------           --------          ----            ------          ------           ------
American Funds Growth-Income Fund
2000  .                                                            10.000          11.279**          1,269
2001  .         10.000           10.535(2)           48            11.279          11.407            4,314
2002  .         10.535            8.466             279            11.407           9.185            7,545
2003  .          8.466           11.033             209             9.185          11.994            8,781
2004  .         11.033           11.984             221            11.994          13.055            8,425
2005  .         11.984           12.482             216            13.055          13.624            7,340
2006  .         12.482           14.151             194            13.624          15.477            6,098
2007  .         14.151           14.629             180            15.477          16.031            4,757
2008  .         14.629            8.948             141            16.031           9.825            3,590
---------       ------           --------          ----            ------          ------           ------

                                with EEB                                         with EGMDB
             -----------------------------------------------    ---------------------------------------------
                Accumulation unit value                           Accumulation unit value
             ------------------------------      Number of      ----------------------------      Number of
              Beginning          End of         accumulation     Beginning         End of        accumulation
              of period          period            units         of period         period           units
             -----------    ---------------    -------------    -----------    -------------    -------------
                    (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds International Fund
2000  .                                                            10.000           6.845**         1,907
2001  .         10.000           10.224(2)            3             6.845           5.407           3,660
2002  .         10.224            8.568              26             5.407           4.541           4,553
2003  .          8.568           11.371              12             4.541           6.038           6,117
2004  .         11.371           13.353              17             6.038           7.104           6,101
2005  .         13.353           15.966              19             7.104           8.512           6,102
2006  .         15.966           18.695              20             8.512           9.987           5,394
2007  .         18.695           22.082              20             9.987          11.820           4,184
2008  .         22.082           12.577              15            11.820           6.746           2,988
---------       ------           --------            --            ------          ------           -----
Delaware VIP Capital Reserves
2005  .          N/A             N/A               N/A              9.922           9.936              21
2006  .          N/A             N/A               N/A              9.936          10.222               8
2007  .         10.493           10.504               2            10.222          10.506              34
2008  .         10.504           10.270               2            10.506          10.293              75
---------       ------           --------          ----            ------          ------           -----
Delaware VIP Diversified Income Series
2004  .          N/A             N/A               N/A             10.000          10.888             306
2005  .         10.875           10.639               5            10.888          10.673             546
2006  .         10.639           11.263               2            10.673          11.321             581
2007  .         11.263           11.906              10            11.321          11.992             621
2008  .         11.906           11.143              13            11.992          11.246             517
---------       ------           --------          ----            ------          ------           -----
Delaware VIP Emerging Markets Series(4)
2004  .          N/A             N/A               N/A             10.103          13.584             206
2005  .         19.378           24.241               2            13.584          17.027             300
2006  .         24.241           30.253               2            17.027          21.293             198
2007  .         30.253           41.238               3            21.293          29.082             188
2008  .         41.238           19.608               2            29.082          13.856             122
---------       ------           --------          ----            ------          ------           -----
Delaware VIP High Yield Series
1998  .                                                            10.000           9.970*             41
1999  .                                                             9.970           9.575             637
2000  .                                                             9.575           7.902             960
2001  .         10.000           10.331(1)            1***          7.902           7.472           1,213
2002  .         10.331           10.354               1             7.472           7.504           1,719
2003  .         10.354           13.119               3             7.504           9.527           2,489
2004  .         13.119           14.750               9             9.527          10.733           1,765
2005  .         14.750           15.036               8            10.733          10.963           1,340
2006  .         15.036           16.639               6            10.963          12.156           1,150
2007  .         16.639           16.833               4            12.156          12.322           1,248
2008  .         16.833           12.561               5            12.322           9.213             838
---------       ------           --------          ----            ------          ------           -----
Delaware VIP International Value Equity Series
1998  .                                                            10.000          10.152*              2
1999  .                                                            10.152          11.574             314
2000  .                                                            11.574          11.474             208
2001  .         10.000           10.964(1)            1***         11.474           9.862             172
2002  .          N/A             N/A               N/A              9.862           8.713             157
2003  .          N/A             N/A               N/A              8.713          12.325             175
2004  .          N/A             N/A               N/A             12.325          14.802             148
2005  .          N/A             N/A               N/A             14.802          16.475             170
2006  .          N/A             N/A               N/A             16.475          20.078             136
2007  .          N/A             N/A               N/A             20.078          20.836              77
2008  .          N/A             N/A               N/A             20.836          11.830              34
---------       ------           --------          ----            ------          ------           -----

                                with EEB                                         with EGMDB
             -----------------------------------------------    --------------------------------------------
                Accumulation unit value                           Accumulation unit value
             ------------------------------      Number of      ---------------------------      Number of
              Beginning          End of         accumulation     Beginning        End of        accumulation
              of period          period            units         of period        period           units
             -----------    ---------------    -------------    -----------    ------------    -------------
                   (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP REIT Series
1998  .                                                            10.000          10.119*             9
1999  .                                                            10.119           9.718             73
2000  .                                                             9.718          12.585            286
2001  .         10.000           10.734(3)            2            12.585          13.501            610
2002  .         10.734           11.041               9            13.501          13.915          1,281
2003  .         11.041           14.563              12            13.915          18.391          1,249
2004  .         14.563           18.829              11            18.391          23.826          1,194
2005  .         18.829           19.859               9            23.826          25.179            883
2006  .         19.859           25.921               7            25.179          32.931            713
2007  .         25.921           21.954               7            32.931          27.946            448
2008  .         21.954           14.030               4            27.946          17.895            292
---------       ------           --------            --            ------          ------          -----
Delaware VIP Small Cap Value Series
1998  .                                                            10.000          10.489*            17
1999  .                                                            10.489           9.841            319
2000  .                                                             9.841          11.468            625
2001  .         10.000           10.992(2)            3            11.468          12.648          1,319
2002  .         10.992           10.212               7            12.648          11.773          1,862
2003  .         10.212           14.269              15            11.773          16.483          1,885
2004  .         14.269           17.059              13            16.483          19.746          1,722
2005  .         17.059           18.369              14            19.746          21.305          1,491
2006  .         18.369           21.004              13            21.305          24.410          1,230
2007  .         21.004           19.302               9            24.410          22.476            886
2008  .         19.302           13.320               8            22.476          15.542            599
---------       ------           --------            --            ------          ------          -----
Delaware VIP Trend Series
1998  .                                                            10.000          10.854*             7
1999  .                                                            10.854          18.244            878
2000  .                                                            18.244          16.751          3,196
2001  .         10.000           11.350(2)            5            16.751          13.984          3,573
2002  .         11.350            8.942               6            13.984          11.040          2,900
2003  .          8.942           11.890               7            11.040          14.708          2,667
2004  .         11.890           13.176               7            14.708          16.332          2,346
2005  .         13.176           13.726               6            16.332          17.049          1,785
2006  .         13.726           14.534               3            17.049          18.088          1,362
2007  .         14.534           15.841               4            18.088          19.754            946
2008  .         15.841            8.303               2            19.754          10.375            654
---------       ------           --------            --            ------          ------          -----
Delaware VIP US Growth Series
2003  .          N/A             N/A                N/A             8.127           9.886             30
2004  .          N/A             N/A                N/A             9.886          10.044             41
2005  .          N/A             N/A                N/A            10.044          11.331             74
2006  .          N/A             N/A                N/A            11.331          11.404             48
2007  .          N/A             N/A                N/A            11.404          12.637             60
2008  .          N/A             N/A                N/A            12.637           7.121             38
---------       ------           --------           ---            ------          ------          -----
Delaware VIP Value Series(5)
1998  .                                                            10.000          10.021*            23
1999  .                                                            10.021           9.580            800
2000  .                                                             9.580          10.517          1,143
2001  .         10.000           10.327(2)            4            10.517           9.968          1,478
2002  .         10.327            8.265               8             9.968           7.993          1,340
2003  .          8.265           10.435               7             7.993          10.112          1,624
2004  .         10.435           11.803               7            10.112          11.461          1,483
2005  .         11.803           12.315               7            11.461          11.983          1,452
2006  .         12.315           15.041               9            11.983          14.664          1,236
2007  .         15.041           14.399              10            14.664          14.066          1,024
2008  .         14.399            9.434               6            14.066           9.235            647
---------       ------           --------           ---            ------          ------          -----

                                with EEB                                         with EGMDB
             -----------------------------------------------    --------------------------------------------
                Accumulation unit value                           Accumulation unit value
             ------------------------------      Number of      ---------------------------      Number of
              Beginning          End of         accumulation     Beginning        End of        accumulation
              of period          period            units         of period        period           units
             -----------    ---------------    -------------    -----------    ------------    -------------
                   (Accumulation unit value in dollars and Number of accumulation units in thousands)
DWS VIP Equity 500 Index
1998  .                                                            10.000          10.353*            91
1999  .                                                            10.353          12.299          3,761
2000  .                                                            12.299          11.008          5,910
2001  .         10.000           10.491(2)           12            11.008           9.533          6,274
2002  .         10.491            8.020              30             9.533           7.302          5,366
2003  .          8.020           10.116              26             7.302           9.229          6,076
2004  .         10.116           11.010              24             9.229          10.064          4,840
2005  .         11.010           11.342               8            10.064          10.388          3,557
2006  .         11.342           12.894               6            10.388          11.834          2,494
2007  .         12.894           13.361               6            11.834          12.287          1,832
2008  .         13.361            8.264               5            12.287           7.615          1,325
---------       ------           --------            --            ------          ------          -----
DWS VIP Small Cap Index (7)
1998  .                                                            10.000          11.014*             4
1999  .                                                            11.014          14.602            405
2000  .                                                            14.602          12.857            513
2001  .         10.000           12.225(1)            1***         12.857           9.026            370
2002  .          N/A             N/A               N/A              9.026           5.922            268
2003  .          9.470           13.647               1***          9.494          13.708            424
2004  .         13.647           15.815               1            13.708          15.918            422
2005  .         15.815           16.227               1            15.918          16.366            324
2006  .         16.227           18.763               1***         16.366          18.961            245
2007  .         18.763           18.114               1***         18.961          18.342            173
2008  .         18.114           11.743               1*           18.342          11.915            120
---------       ------           --------          ----            ------          ------          -----
Fidelity VIP Contrafund Portfolio
2003  .          N/A             N/A               N/A              9.757          12.334             69
2004  .          N/A             N/A               N/A             12.334          14.007            287
2005  .         13.912           15.972               2            14.007          16.113            656
2006  .         15.972           17.515               9            16.113          17.705            646
2007  .         17.515           20.219               9            17.705          20.480            465
2008  .         20.219           11.403              10            20.480          11.574            367
---------       ------           --------          ----            ------          ------          -----
Fidelity VIP Equity-Income Portfolio
1998  .                                                            10.000          10.101*            37
1999  .                                                            10.101          10.588          1,464
2000  .                                                            10.588          11.320          2,574
2001  .         10.000           10.304(2)            6            11.320          10.609          3,121
2002  .         10.304            8.422              24            10.609           8.689          3,153
2003  .          8.422           10.802              26             8.689          11.166          2,884
2004  .         10.802           11.857              28            11.166          12.281          2,659
2005  .         11.857           12.353              27            12.281          12.820          2,145
2006  .         12.353           14.612              18            12.820          15.195          1,685
2007  .         14.612           14.600              20            15.195          15.213          1,256
2008  .         14.600            8.239              10            15.213           8.603            858
---------       ------           --------          ----            ------          ------          -----
Fidelity VIP Growth Portfolio
1998  .                                                            10.000          10.605*            43
1999  .                                                            10.605          14.360          2,642
2000  .                                                            14.360          12.605          4,685
2001  .         10.000           11.426(3)            2            12.605          10.236          4,843
2002  .         11.426            7.859               3            10.236           7.055          3,533
2003  .          7.859           10.275               3             7.055           9.242          3,043
2004  .         10.275           10.454               3             9.242           9.421          2,542
2005  .         10.454           10.884               2             9.421           9.829          1,950
2006  .         10.884           11.445               1***          9.829          10.356          1,411
2007  .         11.445           14.300               1***         10.356          12.966          1,036
2008  .         14.300            7.435               1            12.966           6.755            755
---------       ------           --------          ----            ------          ------          -----
Fidelity VIP Mid Cap
2005  .         10.000           11.568               2            10.000          11.581            128
2006  .         11.568           12.796               8            11.581          12.836            357
2007  .         12.796           14.524               8            12.836          14.599            293
2008  .         14.524            8.632               7            14.599           8.694            221
---------       ------           --------          ----            ------          ------          -----

                                with EEB                                         with EGMDB
             -----------------------------------------------    ---------------------------------------------
                Accumulation unit value                           Accumulation unit value
             ------------------------------      Number of      ----------------------------      Number of
              Beginning          End of         accumulation     Beginning         End of        accumulation
              of period          period            units         of period         period           units
             -----------    ---------------    -------------    -----------    -------------    -------------
                    (Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity VIP Overseas Portfolio
1998  .                                                            10.000          10.106*             13
1999  .                                                            10.106          14.210             628
2000  .                                                            14.210          11.335           1,037
2001  .         10.000           10.871(3)            1***         11.335           8.811             897
2002  .         10.871            8.528               1***          8.811           6.926             723
2003  .          8.528           12.033               1***          6.926           9.793             711
2004  .         12.033           13.457               1             9.793          10.973             676
2005  .         13.457           15.766               1            10.973          12.882             588
2006  .         15.766           18.320               1***         12.882          14.999             466
2007  .         18.320           21.152               1***         14.999          17.351             356
2008  .         21.152           11.698               1*           17.351           9.615             264
---------       ------           --------             -            ------          ------           -----
FTVIPT Franklin Income Securities
2006  .         10.581           11.225               5            10.183          11.239             127
2007  .         11.225           11.462               5            11.239          11.499             285
2008  .         11.462            7.935               8            11.499           7.976             267
---------       ------           --------             -            ------          ------           -----
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
1998  .                                                             N/A
1999  .                                                             N/A
2000  .                                                            10.000           7.540**           834
2001  .         10.000           12.298(1)            4             7.540           6.301           1,471
2002  .         12.298            8.631              10             6.301           4.431           1,735
2003  .          8.631           11.658               6             4.431           5.997           1,519
2004  .         11.658           12.789               6             5.997           6.592           1,253
2005  .         12.789           13.189               2             6.592           6.812           1,081
2006  .         13.189           14.108               3             6.812           7.301             868
2007  .         14.108           15.445               2             7.301           8.009             666
2008  .         15.445            8.740               2             8.009           4.541             467
---------       ------           --------            --            ------          ------           -----
FTVIPT Mutual Shares Securities
2006  .         10.492           11.270               3            10.234          11.284             142
2007  .         11.270           11.477               5            11.284          11.514             262
2008  .         11.477            7.104               7            11.514           7.141             232
---------       ------           --------            --            ------          ------           -----
FTVIPT Templeton Global Income Securities
2005  .          N/A             N/A               N/A              9.952           9.887              13
2006  .         10.526           10.960               7             9.887          10.995             465
2007  .         10.960           11.973               8            10.995          12.035             168
2008  .         11.973           12.514              12            12.035          12.604             383
---------       ------           --------          ----            ------          ------           -----
FTVIPT Templeton Growth Securities Fund
1998  .                                                             N/A
1999  .                                                             N/A
2000  .                                                            10.000          11.029**           155
2001  .         10.000           11.172(1)            2            11.029          10.733             376
2002  .         11.172            8.962               8            10.733           8.627             609
2003  .          8.962           11.654               5             8.627          11.241             511
2004  .         11.654           13.307               5            11.241          12.861             514
2005  .         13.307           14.256               8            12.861          13.806             569
2006  .         14.256           17.090               4            13.806          16.583             479
2007  .         17.090           17.213               4            16.583          16.737             363
2008  .         17.213            9.770               4            16.737           9.519             242
---------       ------           --------          ----            ------          ------           -----
Janus Aspen Balanced Portfolio
2003  .          N/A             N/A               N/A              N/A            N/A               N/A
2004  .         10.960           11.680               1            11.011          11.758              56
2005  .         11.680           12.376               1            11.758          12.483              97
2006  .         12.376           13.448               1            12.483          13.591              64
2007  .         13.448           14.596               1            13.591          14.781              81
2008  .         14.596           12.057               1*           14.781          12.235              80
---------       ------           --------          ----            ------          ------           -----

                                with EEB                                        with EGMDB
             -----------------------------------------------    -------------------------------------------
                Accumulation unit value                          Accumulation unit value
             ------------------------------      Number of      --------------------------      Number of
              Beginning          End of         accumulation     Beginning        End of       accumulation
              of period          period            units         of period        period          units
             -----------    ---------------    -------------    -----------    -----------    -------------
                   (Accumulation unit value in dollars and Number of accumulation units in thousands)
Janus Aspen Mid Cap Growth Portfolio
2003  .          8.052           10.679               1***          8.073         10.729              10
2004  .         10.679           12.662               1***         10.729         12.746              58
2005  .         12.662           13.959               1            12.746         14.080              88
2006  .         13.959           15.566               1            14.080         15.732              75
2007  .         15.566           18.649               1***         15.732         18.886              75
2008  .         18.649           10.304               1            18.886         10.455              44
---------       ------           ------               -            ------         ------              --
Janus Aspen Worldwide Growth Portfolio
2003  .          N/A             N/A               N/A              8.439         10.292               6
2004  .          N/A             N/A               N/A             10.292         10.609               6
2005  .          N/A             N/A               N/A             10.609         11.044               9
2006  .          N/A             N/A               N/A             11.044         12.843               6
2007  .          N/A             N/A               N/A             12.843         13.851               7
2008  .         12.455            7.429               1*           13.851          7.538               4
---------       ------           ------            ----            ------         ------              --
Lincoln VIP Baron Growth Opportunities(11)
2006  .          9.758           10.619               2            10.172         10.632              28
2007  .         10.619           10.808               3            10.632         10.843              52
2008  .         10.808            6.474               3            10.843          6.508              71
---------       ------           ------            ----            ------         ------              --
Lincoln VIP Capital Growth
2007  .          N/A             N/A               N/A              9.772         10.717               1
2008  .          N/A             N/A               N/A             10.717          6.158              13
---------       ------           ------            ----            ------         ------              --
Lincoln VIP Cohen & Steers Global Real Estate
2007  .          N/A             N/A               N/A              9.558          8.231              50
2008  .          N/A             N/A               N/A              8.231          4.693              80
---------       ------           ------            ----            ------         ------              --
Lincoln VIP Columbia Value Opportunities
2007  .          N/A             N/A               N/A              N/A            N/A             N/A
2008  .          N/A             N/A               N/A              8.144          6.086              21
---------       ------           ------            ----            ------         ------           -----
Lincoln VIP Core Fund(8)
2005  .          N/A             N/A               N/A             10.095         10.275              13
2006  .          N/A             N/A               N/A             10.275         11.545              12
---------       ------           ------            ----            ------         ------           -----
Lincoln VIP Delaware Bond
1998  .                                                            10.000         10.095*             46
1999  .                                                            10.095          9.631           1,260
2000  .                                                             9.631         10.530           2,348
2001  .         10.000           10.101(2)           15            10.530         11.334           5,439
2002  .         10.101           10.951             114            11.334         12.312          10,002
2003  .         10.951           11.561              46            12.312         13.025           8,138
2004  .         11.561           11.981              44            13.025         13.525           6,719
2005  .         11.981           12.102              42            13.525         13.689           5,626
2006  .         12.102           12.472              32            13.689         14.135           4,174
2007  .         12.472           12.942              25            14.135         14.697           3,175
2008  .         12.942           12.364              18            14.697         14.069           2,333
---------       ------           --------          ----            ------         ------          ------
Lincoln VIP Delaware Growth and Income
2005  .          N/A             N/A               N/A             10.058         10.379              14
2006  .          N/A             N/A               N/A             10.379         11.471              20
2007  .          N/A             N/A               N/A             11.471         11.973              29
2008  .          N/A             N/A               N/A             11.973          7.557              15
---------       ------           --------          ----            ------         ------          ------
Lincoln VIP Delaware Social Awareness(6)
1998  .                                                            10.000         10.659*             55
1999  .                                                            10.659         11.870             611
2000  .                                                            11.870         10.607             715
2001  .         10.000           11.535(1)            1***         10.607          9.462             635
2002  .         11.535            8.758               1***          9.462          7.199             575
2003  .          9.248           11.466               1***          8.845         11.501             424
2004  .         11.466           12.717               1***         11.501         12.782             427
2005  .         12.717           14.021               1***         12.782         14.120             420
2006  .         14.021           15.496               1***         14.120         15.638             307
2007  .         15.496           15.703               1***         15.638         15.878             220
2008  .         15.703           10.136               1            15.878         10.269             174
---------       ------           --------          ----            ------         ------          ------

                                with EEB                                         with EGMDB
             -----------------------------------------------    --------------------------------------------
                Accumulation unit value                           Accumulation unit value
             ------------------------------      Number of      ---------------------------      Number of
              Beginning          End of         accumulation     Beginning        End of        accumulation
              of period          period            units         of period        period           units
             -----------    ---------------    -------------    -----------    ------------    -------------
                   (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP Delaware Special Opportunities
2007  .          N/A             N/A               N/A             10.033           9.154             10
2008  .          N/A             N/A               N/A              9.154           5.700             43
---------        --              ---               ---             ------           -----             --
Lincoln VIP Growth Fund(9)
2005  .          N/A             N/A               N/A             10.093          10.849              1
2006  .          N/A             N/A               N/A             10.849          11.358              6
---------        --              ---               ---             ------          ------             --
Lincoln VIP Growth Opportunities(10)
2005  .          N/A             N/A               N/A             10.494          11.456             16
2006  .          N/A             N/A               N/A             11.456          12.414              3
---------        --              ---               ---             ------          ------             --
Lincoln VIP Janus Capital Appreciation
2003  .          N/A             N/A               N/A             10.332          12.207              9
2004  .          N/A             N/A               N/A             12.207          12.641             21
2005  .          N/A             N/A               N/A             12.641          12.957             34
2006  .          N/A             N/A               N/A             12.957          13.978             27
2007  .          N/A             N/A               N/A             13.978          16.556             36
2008  .         15.319            9.530              1*            16.556           9.637              8
---------       ------           ------            ---             ------          ------             --
Lincoln VIP Marsico International Growth
2007  .          N/A             N/A               N/A              9.717          11.163             29
2008  .          N/A             N/A               N/A             11.163           5.606             20
---------       ------           ------            ---             ------          ------             --
Lincoln VIP MFS Value
2007  .          N/A             N/A               N/A              9.710           9.721              1
2008  .          N/A             N/A               N/A              9.721           6.475             19
---------       ------           ------            ---             ------          ------             --
Lincoln VIP Mid-Cap Value
2007  .          N/A             N/A               N/A              9.785           8.649              6
2008  .          N/A             N/A               N/A              8.649           5.044             13
---------       ------           ------            ---             ------          ------             --
Lincoln VIP Mondrian International Value
2003  .          N/A             N/A               N/A              9.706          13.554             69
2004  .          N/A             N/A               N/A             13.554          16.164            173
2005  .         16.060           17.788              1***          16.164          17.939            239
2006  .         17.788           22.758              1***          17.939          22.998            266
2007  .         22.758           24.970              1             22.998          25.283            197
2008  .         24.970           15.566              1             25.283          15.793            135
---------       ------           ------            ---             ------          ------            ---
Lincoln VIP Money Market Fund
1998  .                                                            10.000          10.034*           348
1999  .                                                            10.034          10.364          1,721
2000  .                                                            10.364          10.840          2,790
2001  .         10.000           10.029(2)          27             10.840          11.119          5,801
2002  .         10.029           10.009             52             11.119          11.119          6,446
2003  .         10.009            9.917             27             11.119          11.039          3,443
2004  .          9.917            9.845             23             11.039          10.981          2,773
2005  .          9.845            9.959             20             10.981          11.131          2,440
2006  .          9.959           10.260             22             11.131          11.490          1,755
2007  .         10.260           10.598             36             11.490          11.892          2,055
2008  .         10.598           10.675             30             11.892          12.002          2,601
---------       ------           --------          ---             ------          ------          -----
Lincoln VIP SSgA Bond Index
2008  .          N/A             N/A               N/A             10.103          10.470            128
---------       ------           --------          ---             ------          ------          -----
Lincoln VIP SSgA Developed International 150
2008  .          N/A             N/A               N/A              9.170           6.267             12
---------       ------           --------          ---             ------          ------          -----
Lincoln VIP SSgA Emerging Markets 100
2008  .          N/A             N/A               N/A              9.499           6.058             10
---------       ------           --------          ---             ------          ------          -----
Lincoln VIP SSgA International Index
2008  .          N/A             N/A               N/A              9.474           6.403             13
---------       ------           --------          ---             ------          ------          -----
Lincoln VIP SSgA Large Cap 100
2008  .          N/A             N/A               N/A              9.119           6.980             24
---------       ------           --------          ---             ------          ------          -----
Lincoln VIP SSgA S&P 500 Index
2007  .          N/A             N/A               N/A             11.551          11.468             20
2008  .          N/A             N/A               N/A             11.468           7.102             60
---------       ------           --------          ---             ------          ------          -----

                             with EEB                                    with EGMDB
             ----------------------------------------    -------------------------------------------
             Accumulation unit value                      Accumulation unit value
             -----------------------      Number of      --------------------------      Number of
              Beginning      End of      accumulation     Beginning        End of       accumulation
              of period      period         units         of period        period          units
             -----------    --------    -------------    -----------    -----------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP SSgA Small Cap Index
2007  .      N/A              N/A            N/A             9.914          9.158             8
2008  .      N/A              N/A            N/A             9.158          5.948            30
---------    ------         ------           --------        -----          -----            --
Lincoln VIP SSgA Small/Mid Cap 200
2008  .      N/A              N/A            N/A             9.073          7.231             7
---------    ------         ------           --------        -----          -----            --
Lincoln VIP T. Rowe Price Growth Stock
2007  .      N/A              N/A            N/A             9.841          9.936            17
2008  .      N/A              N/A            N/A             9.936          5.684            18
---------    ------         ------           --------        -----          -----            --
Lincoln VIP T. Rowe Price Structured Mid-Cap Growth
2003  .      N/A              N/A            N/A            11.106         12.339             3
2004  .      N/A              N/A            N/A            12.339         13.795             2
2005  .      N/A              N/A            N/A            13.795         14.902            15
2006  .      N/A              N/A            N/A            14.902         16.017             5
2007  .      N/A              N/A            N/A            16.017         17.895             6
2008  .      N/A              N/A            N/A            17.895         10.073            13
---------    ------         ------           --------       ------         ------            --
Lincoln VIP Templeton Growth
2007  .      N/A              N/A            N/A             9.811          9.807            14
2008  .      N/A              N/A            N/A             9.807          6.005            18
---------    ------         ------           --------       ------         ------            --
Lincoln VIP Turner Mid-Cap Growth
2007  .      N/A              N/A            N/A             9.907         10.853            10
2008  .      N/A              N/A            N/A            10.853          5.411            14
---------    ------         ------           --------       ------         ------            --
Lincoln VIP UBS Global Asset Allocation
2003  .      10.612         11.346             1            10.588         11.360             4
2004  .      11.346         12.648             1            11.360         12.688            46
2005  .      12.648         13.260             2            12.688         13.329            74
2006  .      13.260         14.905             2            13.329         15.014            67
2007  .      14.905         15.566             3            15.014         15.710            72
2008  .      15.566         10.204             3            15.710         10.319            47
---------    ------         ------           ---            ------         ------            --
Lincoln VIP Wilshire 2010 Profile
2007  .      N/A              N/A            N/A             9.815         10.450            20
2008  .      N/A              N/A            N/A             N/A            N/A             N/A
---------    ------         ------           ---            ------         ------           ---
Lincoln VIP Wilshire 2020 Profile
2007  .      N/A              N/A            N/A             9.551         10.296            17
2008  .      N/A              N/A            N/A            10.296          7.404            19
---------    ------         ------           ---            ------         ------           ---
Lincoln VIP Wilshire 2030 Profile
2007  .      N/A              N/A            N/A             N/A            N/A             N/A
2008  .      N/A              N/A            N/A             N/A            N/A             N/A
---------    ------         ------           ---            ------         ------           ---
Lincoln VIP Wilshire 2040 Profile
2007  .      N/A              N/A            N/A             N/A            N/A             N/A
2008  .      N/A              N/A            N/A             N/A            N/A             N/A
---------    ------         ------           ---            ------         ------           ---
Lincoln VIP Wilshire Aggressive Profile
2005  .      N/A              N/A            N/A            10.102         10.897            82
2006  .      N/A              N/A            N/A            10.897         12.492           171
2007  .      N/A              N/A            N/A            12.492         13.642           116
2008  .      N/A              N/A            N/A            13.642          7.988           102
---------    ------         ------           ---            ------         ------           ---
Lincoln VIP Wilshire Conservative Profile
2005  .      N/A              N/A            N/A             9.991         10.266           113
2006  .      N/A              N/A            N/A            10.266         11.041           183
2007  .      N/A              N/A            N/A            11.041         11.705           228
2008  .      N/A              N/A            N/A            11.705          9.390           265
---------    ------         ------           ---            ------         ------           ---
Lincoln VIP Wilshire Moderate Profile
2005  .      N/A              N/A            N/A            10.041         10.484            93
2006  .      N/A              N/A            N/A            10.484         11.555           348
2007  .      N/A              N/A            N/A            11.555         12.420           386
2008  .      N/A              N/A            N/A            12.420          8.964           353
---------    ------         ------           ---            ------         ------           ---

                                with EEB                                         with EGMDB
             -----------------------------------------------    --------------------------------------------
                Accumulation unit value                           Accumulation unit value
             ------------------------------      Number of      ---------------------------      Number of
              Beginning          End of         accumulation     Beginning        End of        accumulation
              of period          period            units         of period        period           units
             -----------    ---------------    -------------    -----------    ------------    -------------
                   (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP Wilshire Moderately Aggressive Profile
2005  .          N/A             N/A               N/A              9.989          10.661             99
2006  .          N/A             N/A               N/A             10.661          11.970            124
2007  .          N/A             N/A               N/A             11.970          12.929            177
2008  .          N/A             N/A               N/A             12.929           8.468            123
---------        --              ----              ---             ------          ------            ---
MFS VIT Core Equity
2003  .          N/A             N/A               N/A              8.235          10.322              1
2004  .          N/A             N/A               N/A             10.322          11.408              7
2005  .          N/A             N/A               N/A             11.408          11.414              5
2006  .          N/A             N/A               N/A             11.414          12.776              4
2007  .          N/A             N/A               N/A             12.776          13.968              2
2008  .          N/A             N/A               N/A             13.968           8.358              1*
---------        --              ----              ---             ------          ------            ---
MFS VIT Growth Series
1998  .                                                            10.000          11.242*             6
1999  .                                                            11.242          19.557          1,212
2000  .                                                            19.557          15.504          2,387
2001  .         10.000           12.135(1)            1            15.504          10.169          2,292
2002  .         12.135            7.911               2            10.169           6.642          1,506
2003  .          7.911           10.139               3             6.642           8.529          1,322
2004  .         10.139           11.271               3             8.529           9.501          1,088
2005  .         11.271           12.111               4             9.501          10.230            879
2006  .         12.111           12.860               3            10.230          10.884            671
2007  .         12.860           15.335               1            10.884          13.005            503
2008  .         15.335            9.445               2            13.005           8.025            363
---------       ------           --------          ----            ------          ------          -----
MFS VIT Total Return Series
1998  .                                                            10.000          10.136*            51
1999  .                                                            10.136          10.303          1,271
2000  .                                                            10.303          11.787          2,204
2001  .         10.000           10.288(2)           12            11.787          11.652          3,653
2002  .         10.288            9.602              42            11.652          10.896          4,271
2003  .          9.602           10.992              49            10.896          12.499          3,965
2004  .         10.992           12.042              50            12.499          13.720          3,555
2005  .         12.042           12.185              46            13.720          13.911          3,177
2006  .         12.185           13.418              42            13.911          15.349          2,489
2007  .         13.418           13.761              40            15.349          15.774          1,910
2008  .         13.761           10.546              33            15.774          12.112          1,364
---------       ------           --------          ----            ------          ------          -----
MFS VIT Utilities Series
1998  .                                                            10.000          10.244*            67
1999  .                                                            10.244          13.213          1,273
2000  .                                                            13.213          13.950          3,275
2001  .         10.000            9.375(2)            3            13.950          10.426          3,697
2002  .          9.375            7.126              15            10.426           7.942          2,732
2003  .          7.126            9.531              22             7.942          10.642          2,491
2004  .          9.531           12.212              16            10.642          13.664          2,202
2005  .         12.212           14.042              16            13.664          15.743          2,081
2006  .         14.042           18.140              17            15.743          20.377          1,653
2007  .         18.140           22.832              17            20.377          25.700          1,226
2008  .         22.832           14.005              13            25.700          15.796            955
---------       ------           --------          ----            ------          ------          -----
Neuberger Berman AMT Mid-Cap Growth Portfolio
2003  .          N/A             N/A               N/A              8.370          10.570             84
2004  .         10.522           12.044               1***         10.570          12.123            114
2005  .         12.044           13.482               1            12.123          13.597            145
2006  .         13.482           15.218               4            13.597          15.378            126
2007  .         15.218           18.350               2            15.378          18.581            121
2008  .         18.350           10.226               2            18.581          10.376             60
---------       ------           --------          ----            ------          ------          -----
Neuberger Berman AMT Regency Portfolio
2003  .          N/A             N/A               N/A              9.842          13.184             48
2004  .         13.123           15.802               1***         13.184          15.907            145
2005  .         15.802           17.418               1***         15.907          17.569            225
2006  .         17.418           19.055               1***         17.569          19.259            163
2007  .         19.055           19.372               1***         19.259          19.618             98
2008  .         19.372           10.329               1*           19.618          10.481             52
---------       ------           --------          ----            ------          ------          -----

                             with EEB                                   with EGMDB
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Putnam VT Growth and Income Fund
2003  .      N/A              N/A            N/A             8.684       10.908           12
2004  .      N/A              N/A            N/A            10.908       11.952           18
2005  .      N/A              N/A            N/A            11.952       12.402           24
2006  .      N/A              N/A            N/A            12.402       14.175           16
2007  .      N/A              N/A            N/A            14.175       13.134           15
2008  .      N/A              N/A            N/A            13.134        7.939            7
---------    -----------    --------    -------------       ------       ------           --
Putnam VT Health Sciences Fund
2003  .      N/A              N/A            N/A             8.306        9.697           16
2004  .      N/A              N/A            N/A             9.697       10.244           32
2005  .      N/A              N/A            N/A            10.244       11.434          225
2006  .      N/A              N/A            N/A            11.434       11.590           51
2007  .      N/A              N/A            N/A            11.590       11.361           33
2008  .      N/A              N/A            N/A            11.361        9.290          206
---------    -----------    --------    -------------       ------       ------          ---

* These values do not reflect a full year's experience because they are calculated for the period from the beginning of investment activity of the subaccounts (November 20, 1998) through December 31, 1998.

** These values do not reflect a full year's experience because they are calculated for the period from the beginning of investment activity of the subaccounts (February 22, 2000) through December 31, 2000.

*** All numbers less than 500 were rounded up to 1,000.

(1) Commenced business on 9/19/01 with an initial unit value of $10.

(2) Commenced business on 9/10/01 with an initial unit value of $10.

(3) Commenced business on 9/17/01 with an initial unit value of $10.

(4) Effective following the close of business on May 19, 2003 shares of the American Funds International Fund were substituted for shares of the Delaware VIP Emerging Market Series. In 2004, the Delaware VIP Emerging Markets Series subaccount was added to the product.

(5) Effective following the close of business on or about April 30, 2003, the Delaware VIP Devon Series merged with and into the Delaware Large Cap Value Series, which changed its name to the Delaware Value Series in 2004.


(6) Effective following the close of business on May 19, 2003, shares of the Lincoln VIP Social Awareness Series were substituted for shares of the Delaware VIP Social Awareness Series. The values in the table for periods prior to the substitution reflect investment in the Delaware VIP Social Awareness Series.

(7) Effective following the close of business on May 19, 2003, shares of the Scudder VIT Small Cap Index Fund were substituted for shares of the Scudder SVS Small Cap Growth Portfolio. The values in the table for periods prior to the substitution reflect investment in the Scudder SVS Small Cap Growth Portfolio.

(8) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust.

(9) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(10) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(11) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

OVERVIEW OF LIVING BENEFIT RIDERS

We offer a number of optional living benefit riders that, for an additional fee, offer certain guarantees, if certain conditions are met. These living benefit riders are described briefly below. Please see the more detailed description in the prospectus discussion for each rider, as well as the Charges and Other Deductions section of the prospectus, for important information on the costs, restrictions, and availability of each rider. Please consult your registered representative as to whether any living benefit rider is appropriate for you based on factors such as your investment objectives, risk tolerance, liquidity needs, and time horizon. Not all riders or features are available in all states. Prior versions of these riders may have different features.

------------------------------------------------------------------------------------------------------------------------
                            LINCOLN SMARTSECURITY(R)       LINCOLN SMARTSECURITY(R)        LINCOLN LIFETIME INCOME(SM)
                           ADVANTAGE 5-YR. ELECTIVE        ADVANTAGE 1-YR. AUTOMATIC      ADVANTAGE (WITH OR WITHOUT
                                    STEP-UP                         STEP-UP                LINCOLN LIFETIME INCOME(SM)
                                                           (PRIOR VERSIONS MAY VARY)            ADVANTAGE PLUS)
------------------------------------------------------------------------------------------------------------------------
1. Overview               Designed to guarantee that      Designed to guarantee that      Designed to guarantee that
                          at least the entire amount      if you make your first          if you make your first
                          of your purchase payments       withdrawal on or after the      withdrawal on or after the
                          will be returned to you         date you reach age 65, you      date you reach age 59 1/2 (age
                          through periodic                are guaranteed income for       65 under Joint Life), you
                          withdrawals, regardless of      your life (and your             are guaranteed income for
                          the investment performance      spouse's, under Joint Life      your life (and your
                          of the contract.  (no           version),                       spouse's, under Joint Life
                          longer available for            even after the entire           version).
                          purchase on or after            amount of purchase payments
                          January 16, 2009)               has been returned to you        LINCOLN LIFETIME INCOME(SM)
                                                          through periodic                Advantage Plus is designed
                                                          withdrawals.  If lifetime       to guarantee that contract
                                                          withdrawals are not in          value will not be less than
                                                          effect, you may make            the initial purchase
                                                          periodic withdrawals of the     payment (or contract value
                                                          Guaranteed Amount.              on rider date) at the end
                                                                                          of a 7-year period if you
                                                                                          make no withdrawals and
                                                                                          cancel the LINCOLN LIFETIME
                                                                                          INCOME(SM) Advantage at that
                                                                                          time.
------------------------------------------------------------------------------------------------------------------------
2. Current Fee            0.65% of Guaranteed Amount        0.65% (Single Life) or        0.90% of Guaranteed Amount
                                                             0.80% (Joint Life) of            (1.05% with LINCOLN
                                                               Guaranteed Amount          LIFETIME INCOME(SM) Advantage
                                                                                                     Plus)
-------------------------------------------------------------------------------------------------------------------------
3. Guaranteed             0.95% of Guaranteed Amount      1.50% of Guaranteed Amount      1.50% of Guaranteed Amount
   Maximum Fee
-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                          I4LIFE(R) ADVANTAGE                4LATER(R) ADVANTAGE            1)  4LATER(R) ADVANTAGE
                                                                                            GUARANTEED INCOME BENEFIT
                                                                                            2)  I4LIFE(R) ADVANTAGE
                                                                                            GUARANTEED INCOME BENEFIT
                                                                                           (VERSION 3) (PRIOR VERSIONS
                                                                                                   MAY VARY)
                                                                                            3)  GUARANTEED INCOME
                                                                                            BENEFIT FOR PURCHASERS OF
                                                                                           LINCOLN LIFETIME INCOME(SM)
                                                                                                    ADVANTAGE
------------------------------------------------------------------------------------------------------------------------
1. Overview               Designed to provide an          Designed to guarantee today     Designed to use the Income
                          income program that             a future minimum payout         Base established under
                          combines variable lifetime      floor for i4LIFE(R) Advantage   4LATER(R) Advantage (if
                          income payments and a death     regular income payments,        4LATER(R) Advantage
                          benefit with the ability to     regardless of investment        Guaranteed Income Benefit
                          make withdrawals during a       performance, by providing       is elected) or the Account
                          defined period.                 an Income Base during the       Value* established under
                                                          accumulation period that        i4LIFE(R) Advantage (if
                                                          can be used to establish in     i4LIFE(R) Advantage
                                                          the future a Guaranteed         Guaranteed Income Benefit
                                                          Income Benefit with i4LIFE(R)   is elected) or the
                                                          Advantage.                      Guaranteed Amount under
                                                                                          LINCOLN LIFETIME INCOME(SM)
                                                                                          Advantage (for prior
                                                                                          purchasers of LINCOLN
                                                                                          LIFETIME INCOME(SM) ) to
                                                                                          provide a minimum payout
                                                                                          floor for i4LIFE(R) Advantage
                                                                                          regular income payments,
                                                                                          regardless of investment
                                                                                          performance.

                                                                                          * Can instead use the
                                                                                          remaining Guaranteed Amount
                                                                                          under LINCOLN
                                                                                          SMARTSECURITY(R) Advantage
------------------------------------------------------------------------------------------------------------------------

2. Current Fee            Varies based on product and        0.65% of Income Base         1) 0.65% added to the i4LIFE(R)
                             death benefit option                                         Advantage charge
                              (assessed as a % of                                         (4LATER(R) Advantage
                            account value, and only                                       Guaranteed Income Benefit)
                             during annuity payout                                        2) 0.50% added to the i4LIFE(R)
                                    phase)                                                Advantage charge (i4LIFE(R)
                                                                                          Advantage Guaranteed Income
                                                                                          Benefit) (assessed as a % of
                                                                                          account value, and only during
                                                                                          annuity payout phase
------------------------------------------------------------------------------------------------------------------------
3. Guaranteed                 Same as current fee            1.50% of Income Base          1.50% added to the i4LIFE(R)
   Maximum Fee                                                                                Advantage charge
                                                                                          (assessed as a % of account
                                                                                             value, and only during
                                                                                             annuity payout phase)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                            LINCOLN SMARTSECURITY(R)        LINCOLN SMARTSECURITY(R)       LINCOLN LIFETIME INCOME(SM)
                           ADVANTAGE 5-YR. ELECTIVE         ADVANTAGE 1-YR. AUTOMATIC    ADVANTAGE (WITH OR WITHOUT
                                    STEP-UP                          STEP-UP              LINCOLN LIFETIME INCOME(SM)
                                                            (PRIOR VERSIONS MAY VARY)          ADVANTAGE PLUS)
------------------------------------------------------------------------------------------------------------------------
4. Withdrawals                 Yes - 7% annually                Yes - 5% annually               Yes - 5% annually
   Permitted                                                                             Withdrawals negate LINCOLN
                                                                                      LIFETIME INCOME(SM) Advantage
                                                                                                    Plus
------------------------------------------------------------------------------------------------------------------------
5. Payments                           No                   Yes (if conditions are met)   Yes (if conditions are met)
   for Life
------------------------------------------------------------------------------------------------------------------------
6. Potential                    Purchase Payments              Purchase Payments               Purchase Payments
   Increases to              Optional 5-Year Step-Ups      Automatic Annual Step-Ups            5% Enhancements
   Guaranteed Amount,         (if conditions are met)       (if conditions are met)          Automatic Annual Step-Ups
   Income Base, or                                                                                 200% Step-Up
   Guaranteed Income                                                                          (if conditions are met)
   Benefit (as
   applicable)
------------------------------------------------------------------------------------------------------------------------
7. Investment                 Option 3 (different              Option 3 (different              Option 3 (different
   Requirements            Investment Requirements may     Investment Requirements may       Investment Requirements may
                            apply depending upon date       apply depending upon date        apply depending upon date
                                of purchase.  See               of purchase.  See                of purchase.  See
                            Investment Requirements         Investment Requirements           Investment Requirements
                            section of prospectus for      section of prospectus for        section of prospectus for
                                 more details)                   more details)                     more details)
------------------------------------------------------------------------------------------------------------------------
8. Ability to                        Yes                    Yes, after the first rider        Yes-may impact the charge
   Make Additional                                          anniversary, if cumulative
   Purchase                                                 payments are over $100,000
   Payments if Contract                                       and prior Home Office
   Value is greater than                                      approval is provided
   zero
------------------------------------------------------------------------------------------------------------------------
9. Spousal                          Yes                              Yes                               No
   Continuation
------------------------------------------------------------------------------------------------------------------------
10. Ability to                Yes, after 5 years               Yes, after 5 years                 Yes, after 7 Years
    Cancel Rider             following the later of           following the later of
                            rider effective date or          rider effective date or
                            contractowner-elected step-     contractowner-elected step-
                                      up                              up
------------------------------------------------------------------------------------------------------------------------

11. Nursing                           No                              No                               Yes
    Home Benefit
------------------------------------------------------------------------------------------------------------------------
12. May Elect                         No                              No                               No
    Other Living Benefit
    Riders
------------------------------------------------------------------------------------------------------------------------


                             I4LIFE(R) ADVANTAGE             4LATER(R) ADVANTAGE          1)  4LATER(R) ADVANTAGE
                                                                                         GUARANTEED INCOME BENEFIT
                                                                                          2)  I4LIFE(R) ADVANTAGE
                                                                                         GUARANTEED INCOME BENEFIT
                                                                                        (VERSION 3) (PRIOR VERSIONS
                                                                                                  MAY VARY)
                                                                                           3)  GUARANTEED INCOME
                                                                                          BENEFIT FOR PURCHASERS OF
                                                                                         LINCOLN LIFETIME INCOME(SM)
                                                                                                  ADVANTAGE
------------------------------------------------------------------------------------------------------------------------
4. Withdrawals            Yes, during Access Period       Yes, only after you elect                   No
   Permitted                                                i4LIFE(R) Advantage


------------------------------------------------------------------------------------------------------------------------
5. Payments               Yes (if conditions are met)     If elect i4LIFE(R)Advantage        Yes (if conditions are met)
   for Life
------------------------------------------------------------------------------------------------------------------------
6. Potential                         N/A                     Purchase Payments                Automatic Annual Step-Ups
   Increases to                                           15% Enhancements (every 3           Prior versions will have
   Guaranteed Amount,                                             years)                          different Step-Up
   Income Base, or                                                                                  provisions
   Guaranteed Income                                     Resets to contract value
   Benefit (as
   applicable)                                            (if conditions are met)              (if conditions are met)
------------------------------------------------------------------------------------------------------------------------
7. Investment                       None                    Option 3 (different                    Option 3 (different
   Requirements                                         Investment Requirements may          Investment Requirements may
                                                         apply depending upon date            apply depending upon date
                                                             of purchase.  See                     of purchase.  See
                                                          Investment Requirements               Investment Requirements
                                                         section of prospectus for             section of prospectus for
                                                               more details)                        more details)
------------------------------------------------------------------------------------------------------------------------
8. Ability to               No (non-qualified                      Yes                                    No
   Make Additional                 contracts)
   Purchase
   Payments if              Yes, during Access Period,
   Contract Value           unless 4LATER(R) Advantage
   is greater than          Guaranteed Income Benefit
   zero                       or i4LIFE(R) Advantage
                            Guaranteed Income Benefit
                                 has been elected
                              (qualified contracts)
------------------------------------------------------------------------------------------------------------------------
9. Spousal                            No                   Yes (prior to Periodic                        No
   Continuation                                          Income Commencement Date)
------------------------------------------------------------------------------------------------------------------------
10. Ability to               No (non-qualified            Yes, after 3 years                     Yes, after 3 years
    Cancel Rider                contracts)              following the later of                 following the later of
                                                        rider effective date or               rider effective date or
                             Yes, at any time              most recent Reset                    most recent Reset (if
                           (qualified contracts)                                                 4LATER(R) Advantage
                                                                                             Guaranteed Income Benefit
                                                                                            is elected or purchasers of
                                                                                             LINCOLN LIFETIME INCOME(SM)
                                                                                                Advantage elect the
                                                                                             Guaranteed Income Benefit)
                                                                                                Yes, at any time (if
                                                                                                 i4LIFE(R) Advantage
                                                                                             Guaranteed Income Benefit
                                                                                                     is elected)
------------------------------------------------------------------------------------------------------------------------
11. Nursing                           No                           No                                    No
    Home Benefit
------------------------------------------------------------------------------------------------------------------------
12. May Elect               Limited to Guaranteed         No (prior to Periodic                  Limited to i4LIFE(R)
    Other Living Benefit       Income Benefit           Income Commencement Date)                    Advantage
    Riders
------------------------------------------------------------------------------------------------------------------------


                                SAI 1

Lincoln ChoicePlusSM
Lincoln Life Variable Annuity Account N   (Registrant)

The Lincoln National Life Insurance Company   (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlusSM prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2009. You may obtain a copy of the Lincoln ChoicePlusSM prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583.



Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Capital Markets                                 B-5
Advertising & Ratings                           B-6
More About the S&P 500 Index                    B-6
Additional Services                             B-6
Other Information                               B-7
Financial Statements                            B-8

This SAI is not a prospectus.
The date of this SAI is May 1, 2009.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm
The financial statements of the VAA and the consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter
Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation, our affiliate. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. Lincoln Life (prior to May 1, 2007) and LFD (on or after May 1, 2007) acting as Principal Underwriter paid, $162,288,944, $223,104,195, and $220,940,772 to LFA and Selling Firms in 2006, 2007 and 2008, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the interest adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the interest adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The interest adjustment may be referred to as a market value adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%



         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION



                                               (3)
                (1)       (2)                  Adjusted   (4)       (5)          (6)         (7)
                Annuity   1 + Interest         Annuity    Minimum   Greater of   Surrender   Surrender
Contract Year   Value     Adjustment Formula   Value      Value     (3) & (4)    Charge      Value
--------------- --------- -------------------- ---------- --------- ------------ ----------- ----------
  1............ $51,710        0.962268        $49,759    $50,710   $50,710      $4,250      $46,460
  2............ $53,480        0.985646        $52,712    $51,431   $52,712      $4,250      $48,462
  3............ $55,312        1.000000        $55,312    $52,162   $55,312      $4,000      $51,312
  4............ $57,208        1.009756        $57,766    $52,905   $57,766      $3,500      $54,266
  5............ $59,170           N/A          $59,170    $53,658   $59,170      $3,000      $56,170

                           ANNUITY VALUE CALCULATION



                   BOY*                              Annual        EOY**
                   Annuity       Guaranteed          Account       Annuity
Contract Year      Value         Interest Rate       Fee           Value
------------------ ---------     ---------------     ---------     ----------
   1...............$50,000   x       1.035       -   $40       =   $51,710
   2...............$51,710   x       1.035       -   $40       =   $53,480
   3...............$53,480   x       1.035       -   $40       =   $55,312
   4...............$55,312   x       1.035       -   $40       =   $57,208
   5...............$57,208   x       1.035       -   $40       =   $59,170

                         SURRENDER CHARGE CALCULATION



                   Surrender
                   Charge                       Surrender
Contract Year      Factor         Deposit       Charge
------------------ ----------     ---------     ----------
   1...............     8.5%  x   $50,000   =   $4,250
   2...............     8.5%  x   $50,000   =   $4,250
   3...............     8.0%  x   $50,000   =   $4,000
   4...............     7.0%  x   $50,000   =   $3,500
   5...............     6.0%  x   $50,000   =   $3,000

                       1 + INTEREST ADJUSTMENT FORMULA CALCULATION



Contract Year       Index A      Index B      Adj Index B      N        Result
----------------    ---------    ---------    -------------    -----    ---------
  1.............     3.50%        4.00%          4.50%          4       0.962268
  2.............     3.50%        3.50%          4.00%          3       0.985646
  3.............     3.50%        3.00%          3.50%          2       1.000000
  4.............     3.50%        2.00%          2.50%          1       1.009756
  5.............     3.50%         N/A            N/A          N/A         N/A

                           MINIMUM VALUE CALCULATION



                                  Minimum             Annual
                                  Guaranteed          Account       Minimum
Contract Year                     Interest Rate       Fee           Value
------------------                ---------------     ---------     ----------
   1...............$50,000    x       1.015       -   $40       =   $50,710
   2...............$50,710    x       1.015       -   $40       =   $51,431
   3...............$51,431    x       1.015       -   $40       =   $52,162
   4...............$52,162    x       1.015       -   $40       =   $52,905
   5...............$52,905    x       1.015       -   $40       =   $53,658

                               * BOY = beginning of year

                                          ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 4% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.


         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               15-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,813.44              $10,004.94

A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,732.10 with the 15-year access period and $9,004.45 with the 30-year access period.

At the end of the 15-year access period, the remaining account value of $135,003.88 (assuming no withdrawals) will be used to continue the $10,813.44 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

Beginning in 2008 and continuing as of the date of this prospectus, the capital and credit markets have experienced an unusually high degree of volatility. As a result, the market for fixed income securities has experienced illiquidity, increased price volatility, credit downgrade events and increased expected probability of default. Securities that are less liquid are more difficult to value and may be hard to sell, if desired. During this time period, domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers (such as our company) that have exposure to the real estate, mortgage and credit markets particularly affected.

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which itself is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.


Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Nationally recognized rating agencies rate the financial strength of our Company. The ratings do not imply approval of the product and do not refer to the performance of the product, or to the VAA, including underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. In late September and early October of 2008, A.M. Best Company, Fitch, Moody's and Standard & Poor's each revised their outlook for the U.S. life insurance sector from stable to negative. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.


More About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;

 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file. Currently, there is no charge for this service. However, we reserve the right to impose one.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or market value adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Contingent deferred sales charges.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.


Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable subaccount transfers executed outside of the portfolio rebalancing program will terminate the portfolio rebalancing program. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable subaccount may also cause termination of the portfolio rebalancing program. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date. Currently, there is no charge for this service. However, we reserve the right to impose one.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.

Financial Statements
The December 31, 2008 financial statements of the VAA and the December 31, 2008 consolidated financial statements of Lincoln Life appear on the following pages.

                            PROSPECTUS 2

Lincoln ChoicePlus IISM
Lincoln Life Variable Annuity Account N
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802-7866
www.LincolnFinancial.com
1-888-868-2583

This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life). This prospectus is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount, if available, or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.

The minimum initial purchase payment for the contract is $10,000. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. If your purchase payments are in the fixed account, we guarantee your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, an interest adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a guaranteed period.

All purchase payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:

AIM Variable Insurance Funds (Series II):
     AIM V.I. Capital Appreciation Fund*
     AIM V.I. Core Equity Fund*
     AIM V.I. International Growth Fund*
AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein VPS Global Thematic Growth Portfolio
     (formerly AllianceBernstein VPS Global Technology Portfolio)
     AllianceBernstein VPS Growth and Income Portfolio
     AllianceBernstein VPS International Value Portfolio
     AllianceBernstein VPS Large Cap Growth Portfolio*
     AllianceBernstein VPS Small/Mid Cap Value Portfolio

American Century Investments Variable Products (Class II):
     American Century Investments VP Inflation Protection Fund
American Funds Insurance SeriesSM (Class 2):
   American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund
BlackRock Variable Series Funds, Inc. (Class III):
     BlackRock Global Allocation V.I. Fund*

Delaware VIP Trust (Service Class):
   Delaware VIP Diversified Income Series
   Delaware VIP Emerging Markets Series
     Delaware VIP High Yield Series
     Delaware VIP Limited-Term Diversified Income Series (formerly Delaware VIP Capital Reserves Series)
     Delaware VIP REIT Series
     Delaware VIP Small Cap Value Series
     Delaware VIP Trend Series
     Delaware VIP U.S. Growth Series
     Delaware VIP Value Series
DWS Investments VIT Funds (Class A):
     DWS Equity 500 Index VIP
     DWS Small Cap Index VIP
DWS Variable Series II (Class B):
     DWS Alternative Asset Allocation Plus VIP Portfolio* Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund Portfolio
     Fidelity (Reg. TM) VIP Equity-Income Portfolio*
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio
     Fidelity (Reg. TM) VIP Overseas Portfolio
Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund
     FTVIPT Mutual Shares Securities Fund
     FTVIPT Templeton Global Bond Securities Fund
     (formerly FTVIPT Templeton Global Income Securities Fund) FTVIPT Templeton Growth Securities Fund
Janus Aspen Series (Service Class):
     Janus Aspen Balanced Portfolio*
     Janus Aspen Enterprise Portfolio*
     (formerly Janus Aspen Mid Cap Growth Portfolio)
     Janus Aspen Worldwide Portfolio*
     (formerly Janus Aspen Worldwide Growth Portfolio)
Lincoln Variable Insurance Products Trust (Standard Class):
     LVIP Delaware Bond Fund
     LVIP Delaware Foundation Aggressive Allocation Fund*
     LVIP Delaware Social Awareness Fund
     LVIP Janus Capital Appreciation Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     LVIP UBS Global Asset Allocation Fund*

Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund
     LVIP Capital Growth Fund
     LVIP Cohen & Steers Global Real Estate Fund
     LVIP Columbia Value Opportunities Fund
     LVIP Delaware Growth and Income Fund
     LVIP Delaware Special Opportunities Fund
     LVIP FI Equity-Income Fund*
     LVIP Global Income Fund*
     LVIP Marsico International Growth Fund
     LVIP MFS Value Fund
     LVIP Mid-Cap Value Fund
     LVIP SSgA Bond Index Fund
     LVIP SSgA Developed International 150 Fund
     LVIP SSgA Emerging Markets 100 Fund
     LVIP SSgA International Index Fund
     LVIP SSgA Large Cap 100 Fund
     LVIP SSgA Small/Mid Cap 200 Fund
     LVIP SSgA S&P 500 Index Fund**
     LVIP SSgA Small-Cap Index Fund
     LVIP T. Rowe Price Growth Stock Fund
     LVIP Templeton Growth Fund
     LVIP Turner Mid-Cap Growth Fund
     LVIP Wilshire 2010 Profile Fund
     LVIP Wilshire 2020 Profile Fund
     LVIP Wilshire 2030 Profile Fund
     LVIP Wilshire 2040 Profile Fund
     LVIP Wilshire Aggressive Profile Fund
     LVIP Wilshire Conservative Profile Fund
     LVIP Wilshire Moderate Profile Fund
     LVIP Wilshire Moderately Aggressive Profile Fund
MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) VIT Core Equity Series*
     MFS (Reg. TM) VIT Growth Series*
     MFS (Reg. TM) VIT Total Return Series
     MFS (Reg. TM) VIT Utilities Series
Neuberger Berman Advisers Management Trust (I Class):
     Neuberger Berman AMT Mid-Cap Growth Portfolio
     Neuberger Berman AMT Regency Portfolio
PIMCO Variable Insurance Trust (Advisor Class):
     PIMCO VIT Commodity Real Return Strategy Portfolio*
Putnam Variable Trust (Class IB):
     Putnam VT Global Health Care Fund*
     (formerly Putnam VT Health Sciences Fund)
     Putnam VT Growth & Income Fund*

*Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.

**"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)


This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2009

Table of Contents


Item                                                          Page
Special Terms                                                  5
Expense Tables                                                 7
Summary of Common Questions                                   10
The Lincoln National Life Insurance Company                   12
Variable Annuity Account (VAA)                                13
Investments of the Variable Annuity Account                   14
Charges and Other Deductions                                  19
The Contracts                                                 25
 Purchase Payments                                            25
 Transfers On or Before the Annuity Commencement Date         26
 Surrenders and Withdrawals                                   29
 Death Benefit                                                32
 Investment Requirements                                      37
 Living Benefit Riders                                        41
 Lincoln Lifetime IncomeSM Advantage                          41
 Lincoln SmartSecurity (Reg. TM) Advantage                    51
 i4LIFE (Reg. TM) Advantage                                   57
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage    62
 4LATER (Reg. TM) Advantage                                   64
 Annuity Payouts                                              68
 Fixed Side of the Contract                                   70
Distribution of the Contracts                                 73
Federal Tax Matters                                           74
Additional Information                                        78
 Voting Rights                                                78
 Return Privilege                                             79
 Other Information                                            79
 Legal Proceedings                                            79
Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account N                   81
Appendix A - Condensed Financial Information                  A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) - An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

Account or variable annuity account (VAA) - The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value - Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the contract value on the valuation date that i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value equals the initial Account Value plus investment gains minus losses, regular income payments, Guaranteed Income Benefit payments, and withdrawals.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.

Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person you choose to receive any death benefit paid if you die before the annuity commencement date.

Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value (may be referenced to as account value in marketing materials) - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit - Before the annuity commencement date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The Contracts - Death Benefit for a description of the various death benefit options.

Good Order - The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Guaranteed Income Benefit - An option that provides a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage regular income payments. The calculation of the Guaranteed Income Benefit or the features applicable to the Guaranteed Income Benefit may vary based on the rider provisions applicable to certain contractowners.

i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.

Lincoln Lifetime IncomeSM Advantage - Provides minimum guaranteed lifetime periodic withdrawals that may increase. The Lincoln Lifetime IncomeSM Advantage Plus may provide an amount equal to the excess of the initial Guaranteed Amount over the current contract value.

Lincoln SmartSecurity (Reg. TM) Advantage - Provides minimum guaranteed periodic withdrawals (for life, if the 1 Year Automatic Step-Up option is chosen), regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent purchase payments and step-ups.

Living Benefit - A general reference to certain riders that may be available for purchase that provide some type of a minimum guarantee while you are alive. If you select a Living Benefit rider, excess withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements. These riders are the Lincoln Smart Security (Reg. TM) Advantage, Lincoln Lifetime Income AdvantageSM, 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit).

Purchase payments - Amounts paid into the contract.

Selling group individuals - A contractowner who meets one of the following criteria at the time of the contract purchase and who purchases the contract without the assistance of a sales representative under contract with us:

 o Employees and registered representatives of any member of the selling group (broker-dealers who have selling agreements with us) and their spouses and minor children.
 o Officers, directors, trustees or bona-fide full-time employees and their spouses and minor children, of Lincoln Financial Group or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.


Contractowner Transaction Expenses:



  o   Surrender charge (as a percentage of purchase payments surrendered/withdrawn):      7.00%*

* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charge.


We may apply the interest adjustment to amounts being withdrawn, surrendered or transferred from a guaranteed period account only (except for dollar cost averaging, portfolio rebalancing, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal amount under the Lincoln SmartSecurity (Reg. TM) Advantage and regular income payments under i4LIFE (Reg. TM) Advantage). See Fixed Side of the Contract.

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual Account Fee: $35*

Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):


                                        Estate Enhancement
                                        Benefit Rider (EEB)
                                        in combination
                                        with 5% Step Up
                                        ---------------------
o   Mortality and expense risk charge          1.50%
o   Administrative charge                      0.15%
                                                ----
o   Total annual charge for each
    subaccount                                 1.65%



    Estate Enhancement
    Benefit Rider (EEB)                   Enhanced Guaranteed   Guarantee of
    without 5%            5% Step Up      Minimum Death         Principal death
    Step Up               death benefit   Benefit (EGMDB)       benefit (GOP)
    --------------------- --------------- --------------------- ----------------
o          1.45%              1.40%              1.25%               1.15%
o          0.15%              0.15%              0.15%               0.15%
            ----               ----               ----                ----
o
           1.60%              1.55%              1.40%               1.30%

*The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year. This account fee may be less in some states and will be waived after the fifteenth contract year.


Optional Rider Charges:


Lincoln Lifetime IncomeSM Advantage:

                                        Lincoln Lifetime IncomeSM
                                                Advantage
                                       Single or Joint Life Option
                                      ----------------------------
o   Guaranteed maximum annual
    percentage charge*                           1.50%
o   Current annual percentage
    charge* **                                   0.90%
o   Additional charge for Lincoln
    Lifetime IncomeSM Advantage
    Plus*                                        0.15%

*The annual percentage charge is assessed against the Guaranteed Amount (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. These changes to the Guaranteed Amount are discussed below. This charge is deducted from the contract value on a quarterly basis. See Charges and Other Deductions for further information.

**For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000.

Lincoln SmartSecurity (Reg. TM) Advantage:


                                Lincoln SmartSecurity (Reg. TM)
                                  Advantage - 5 Year Elective
                                       Step-Up option+ **
                               ---------------------------------
o   Guaranteed maximum annual
    percentage charge*                      0.95%
o   Current annual percentage
    charge*                                 0.65%



      Lincoln SmartSecurity (Reg. TM)    Lincoln SmartSecurity (Reg. TM)
        Advantage - 1 Year Automatic      Advantage - 1 Year Automatic
               Step-Up option                    Step-Up option
     - Single Life (and prior version)            - Joint Life
    ----------------------------------- --------------------------------
o
                  1.50%                              1.50%
o
                  0.65%                              0.80%

*The annual percentage charge is assessed against the Guaranteed Amount (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, and step-ups and decreased for withdrawals. This charge is deducted from the contract value on a quarterly basis. See Charges and Other Deductions for further information.

**For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount.

+As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM)Advantage - 5 Year Elective Step-up option is no longer available for purchase.



4LATER (Reg. TM) Advantage:




  o   Guaranteed maximum annual percentage charge*      1.50%
  o   Current annual percentage charge* **              0.65%

*The annual percentage charge for the 4LATER (Reg. TM) Advantage is multiplied by the Income Base (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, automatic 15% Enhancements, and Resets and decreased for withdrawals. The 4LATER (Reg. TM) Advantage charge is deducted from the subaccounts on a quarterly basis.

**For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base.


The next table describes charges that apply only when i4LIFE (Reg. TM) Advantage is in effect. The charge for any Guaranteed Income Benefit, if elected, is added to the i4LIFE (Reg. TM) Advantage charge and the total is deducted from your average daily account value.

i4LIFE (Reg. TM) Advantage Payout Phase (On and After the Periodic Income Commencement Date):


i4LIFE (Reg. TM) Advantage (as a daily percentage of average account value):

                        Enhanced Guaranteed      Guarantee of
                        Minimum Death            Principal Death
                        Benefit (EGMDB)          Benefit             Account Value Death Benefit
                        ---------------------    ----------------    ----------------------------
o   Annual charge*             1.85%                  1.70%                     1.65%

*During the Lifetime Income Period, the charge will be the same rate as the i4LIFE (Reg. TM) Advantage Account Value Death Benefit.

Optional Rider Charges :


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (as a daily percentage of average account value):



  o   Guaranteed maximum annual percentage charge      1.50%**
  o   Current annual percentage charge                 0.50%*

4LATER (Reg. TM) Advantage Guaranteed Income Benefit (as a daily percentage of average account value):



  o   Guaranteed maximum annual percentage charge      1.50%
  o   Current annual percentage charge                 0.65%* ***

For example, if you purchase the i4LIFE (Reg. TM) Advantage EGMDB for 1.85% with the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit at a maximum charge of 1.50%, your total annual charge is 3.35% (as a daily percentage of average account value).

*The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge.

**Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit and may purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase the Lincoln Lifetime IncomeSM Advantage.

***For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base.


The next table describes the separate account annual expenses (as a percentage of average daily net assets in the subaccounts) you pay on and after the Annuity Commencement Date:



  o   Mortality and expense risk charge and Administrative charge      1.40%

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2008. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.



                                                    Maximum      Minimum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         4.15%        0.33%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       1.81%        0.33%

EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB with 5% Step-Up death benefit and the Lincoln Lifetime IncomeSM Advantage Plus are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



   1 year    3 years   5 years   10 years
----------- --------- --------- ---------
   $1,431    $2,700    $3,984    $7,480

2) If you annuitize or do not surrender your contract at the end of the applicable time period:



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $731   $2,200    $3,684    $7,480

For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income payments or annuity payouts are made. See The Contracts - i4LIFE (Reg. TM) Advantage including the Guaranteed Income Benefit Rider, 4LATER (Reg. TM) Advantage and Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.



Summary of Common Questions
What kind of contract am I buying? It is an individual variable or fixed and/or interest adjusted, if applicable, annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. See The Contracts. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your purchase payments among the various subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.

What are Investment Requirements? If you elect one of the following riders:
Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, the Lincoln SmartSecurity (Reg. TM) Advantage, or i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, you will be subject to certain requirements for your subaccount investments. You will be limited in how much you can invest in certain subaccounts. Different Investment Requirements apply to different riders. See The Contracts - Investment Requirements.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? If you withdraw purchase payments, you pay a surrender charge from 0% to 7.00% of the surrendered or withdrawn purchase payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions-Surrender Charge.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts - Death Benefit.

May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that you may purchase for an additional charge and which provides minimum guaranteed, periodic withdrawals for your life (Single Life Option) or for the lives of you and your spouse (Joint Life Option) regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial purchase payment (or contract value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the step-up to 200% of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts-Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

What is Lincoln Lifetime IncomeSM Advantage Plus? Lincoln Lifetime IncomeSM Advantage Plus is available for an additional fee and provides an increase in your contract value of an amount equal to the excess of the initial Guaranteed Amount over the current contract value on the seventh benefit year anniversary so long as no withdrawals have been taken and you adhere to certain Investment Requirements. Lincoln Lifetime IncomeSM Advantage Plus may only be purchased in addition to Lincoln Lifetime IncomeSM Advantage.

What are Living Benefit Riders? Living Benefit riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. If you select a Living Benefit rider, excess withdrawals may have adverse effects on the benefit, and you will be subject to Investment Requirements. These riders are the Lincoln Smart Security (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage (both of which are withdrawal benefit riders) and 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit) (both of which are annuity payout riders). These riders are discussed in detail in this prospectus. In addition, there is an overview of these riders that is provided with this prospectus.

What is the Lincoln SmartSecurity (Reg. TM) Advantage? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial purchase payment (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess withdrawals will adversely affect the Guaranteed Amount. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a death benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage death benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) regular income payments. The i4LIFE (Reg. TM) Guaranteed Income Benefit is purchased at the time you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. 4LATER (Reg. TM) Advantage, Lincoln Smart Security (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage have features that may be used to establish the amount of the Guaranteed Income Benefit. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. The i4LIFE (Reg. TM) Guaranteed Income Benefit does not have an Income Base; the minimum floor is based on the contract value at the time you elect i4LIFE (Reg. TM) with the Guaranteed Income Benefit. You may use your Guaranteed Amount from Lincoln Smart Security (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage to establish the Guaranteed Income Benefit at the time you terminate Lincoln Smart Security (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage to purchase i4LIFE (Reg. TM) Advantage. By electing this benefit, you will be subject to Investment Requirements. See The Contracts
- i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, and Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage option.

What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage, which may be available for purchase at an additional charge, is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage regular income payments. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about accumulation unit values? Appendix A to this prospectus provides more information about accumulation unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Results calculated without contingent deferred sales charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your contract value, such as those associated with death benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other contractowner obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 7866, Fort Wayne, IN 46801-7866 , or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.



Financial Statements
The December 31, 2008 financial statements of the VAA and the December 31, 2008 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.

Investments of the Variable Annuity Account
You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.


Certain Payments We Receive with Regard to the Funds

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.50%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AIM, AllianceBernstein, American Century, American Funds, BlackRock, Delaware, DWS, Fidelity, Franklin Templeton, Janus, Lincoln, MFS, PIMCO and Putnam Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.35% based on the amount of assets invested in those Funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for the fund. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


AIM Variable Insurance Funds, advised by Invesco AIM Advisors, Inc.

  o Capital Appreciation Fund (Series II): Capital appreciation.
     This fund is not offered in contracts issued on or after May 24, 2004.

  o Core Equity Fund (Series II): Long-term growth.
     This fund is not offered in contracts issued on or after May 24, 2004.

  o International Growth Fund (Series II): Long-term growth.
     This fund is not offered in contracts issued on or after May 24, 2004.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
    L.P.

  o AllianceBernstein VPS Global Thematic Growth Portfolio (Class B): Maximum capital appreciation.
     (formerly AllianceBernstein VPS Global Technology Portfolio)

  o AllianceBernstein VPS Growth and Income Portfolio (Class B): Growth and income.

  o AllianceBernstein VPS International Value Portfolio (Class B): Long-term growth.

  o AllianceBernstein VPS Large Cap Growth Portfolio (Class B): Maximum capital appreciation.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class B): Long-term growth.


American Century Investments Variable Products, advised by American Century Investment Management, Inc.

  o Inflation Protection Fund (Class II): Long-term total return.


American Funds Insurance SeriesSM, advised by Capital Research and Management Company

  o Global Growth Fund (Class 2): Long-term growth.

  o Global Small Capitalization Fund (Class 2): Long-term growth.

  o Growth Fund (Class 2): Long-term growth.

  o Growth-Income Fund (Class 2): Growth and income.

  o International Fund (Class 2): Long-term growth.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC

  o BlackRock Global Allocation V.I. Fund (Class III): High total return. This fund will be available on or about June 30, 2009. Consult your financial advisor.


Delaware VIP Trust, advised by Delaware Management Company

  o Diversified Income Series (Service Class): Total return.

  o Emerging Markets Series (Service Class): Capital appreciation.

  o High Yield Series (Service Class): Total return.

  o Limited-Term Diversified Income Series (Service Class): Current income. (formerly Capital Reserves Series)

  o REIT Series (Service Class): Total return.
    This fund is not available in contracts issued after June 4, 2007. This fund will be reopened and available in all contracts on or about June 30, 2009. Consult your financial advisor.

  o Small Cap Value Series (Service Class): Capital appreciation.

  o Trend Series (Service Class): Capital appreciation.

  o U.S. Growth Series (Service Class): Capital appreciation.

  o Value Series (Service Class): Long-term capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Investment Management Americas, Inc. and subadvised by Northern Trust Investments, Inc.

  o DWS Equity 500 Index VIP (Class A): Capital appreciation.

  o DWS Small Cap Index VIP (Class A): Capital appreciation.


DWS Variable Series II, advised by Deutsche Asset Management Inc, and subadvised by RREEF America L.L.C.

  o DWS Alternative Asset Allocation Plus VIP Portfolio (Class B): Capital appreciation.
     This fund will be available on or about June 30, 2009. Consult your financial advisor.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and subadvised by FMR Co., Inc.

  o Contrafund (Reg. TM) Portfolio (Service Class 2): Long-term capital appreciation.

  o Equity-Income Portfolio (Service Class 2): Reasonable income.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Growth Portfolio (Service Class 2): Capital appreciation.

  o Mid Cap Portfolio (Service Class 2): Long-term growth.

  o Overseas Portfolio (Service Class 2): Long-term growth.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund and the Franklin Small-Mid Cap Growth Securities Fund, by Templeton Global Advisors Limited for the Templeton Global Bond Securities Fund and the Templeton Growth Securities Fund, and by Franklin Mutual Advisors, LLC for the Mutual Shares Securities Fund.

  o Franklin Income Securities Fund (Class 2): Current income.

  o Franklin Small-Mid Cap Growth Securities Fund (Class 2): Long-term growth.

  o Mutual Shares Securities Fund (Class 2): Capital appreciation.

  o Templeton Global Bond Securities Fund (Class 2): Total return. (formerly Templeton Global Income Securities Fund)

  o Templeton Growth Securities Fund (Class 2): Long-term growth.


Janus Aspen Series, advised by Janus Capital Management LLC

  o Balanced Portfolio (Service Class): Long-term growth and current income. This fund is not offered in contracts issued on or after June 6, 2005.

  o Enterprise Portfolio (Service Class): Long-term growth.
     (formerly Mid Cap Growth Portfolio)
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Worldwide Portfolio (Service Class): Long-term growth.
     (formerly Worldwide Growth Portfolio)
     This fund is not offered in contracts issued on or after May 24, 2004.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.

  o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation. (Subadvised by BAMCO, Inc.)

  o LVIP Capital Growth Fund (Service Class): Capital growth.
     (Subadvised by Wellington Management)

  o LVIP Cohen & Steers Global Real Estate Fund (Service Class): Total return. (Subadvised by Cohen & Steers Capital Management)

  o LVIP Columbia Value Opportunities Fund (Service Class): Long-term capital appreciation.
     (Subadvised by Columbia Management Advisors, LLC)

  o LVIP Delaware Bond Fund (Standard Class): Current income.
     (Subadvised by Delaware Management Company)

  o LVIP Delaware Foundation Aggressive Allocation Fund (Standard Class):
     Long-term capital growth.
     (Subadvised by Delaware Management Company)
     This fund will not be available until the merger with the LVIP UBS Global Asset Allocation Fund is complete.

  o LVIP Delaware Growth and Income Fund (Service Class): Capital appreciation.

     (Subadvised by Delaware Management Company)

  o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.

     (Subadvised by Delaware Management Company)

  o LVIP Delaware Special Opportunities Fund (Service Class): Capital appreciation.
     (Subadvised by Delaware Management Company)

  o LVIP FI Equity-Income Fund (Service Class): Income.
    (Subadvised by Pyramis Global Advisors LLC)
     This fund is not offered in contracts issued before June 6, 2005.

  o LVIP Global Income Fund (Service Class): Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Templeton Investment Counsel, LLC)
     This fund will be available on or about June 30, 2009. Consult your financial advisor.

  o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)

  o LVIP Marsico International Growth Fund (Service Class): Long-term capital appreciation.
     (Subadvised by Marsico Capital Management, LLC)

  o LVIP MFS (Reg. TM) Value Fund (Service Class): Long term growth of capital.

     (Subadvised by Massachusetts Financial Services Company)

  o LVIP Mid-Cap Value Fund (Service Class): Long-term capital appreciation. (Subadvised by Wellington Management)

  o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners, Limited)

  o LVIP Money Market Fund (Standard Class): Preservation of capital. (Subadvised by Delaware Management Company)

  o LVIP SSgA Bond Index Fund (Service Class): Replicate Barclays Aggregate Bond Index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Developed International 150 Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA International Index Fund (Service Class): Replicate broad foreign index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Large Cap 100 Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small/Mid Cap 200 Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA S&P 500 Index Fund (Service Class): Replicate S&P 500 Index. (Subadvised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap Index Fund (Service Class): Replicate Russell 2000
     Index.
     (Subadvised by SSgA Funds Management, Inc.)

  o LVIP T. Rowe Price Growth Stock Fund (Service Class): Long-term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP Templeton Growth Fund (Service Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)

  o LVIP Turner Mid-Cap Growth Fund (Service Class): Capital appreciation. (Subadvised by Turner Investment Partners)

  o LVIP UBS Global Asset Allocation Fund (Standard Class): Total return. (Subadvised by UBS Global Asset Management (Americas) Inc. (UBS Global AM)

 The Board of Trustees of the Lincoln Variable Insurance Products Trust has approved a reorganization pursuant to which the assets of the LVIP UBS Global Asset Allocation Fund would be acquired and the liabilities of such fund would be assumed by the LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund in exchange for shares of the LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund. This reorganization is subject to the approval of the LVIP UBS Global Asset Allocation Fund's shareholders. This reorganization is expected to occur in June 2009.

  o LVIP Wilshire 2010 Profile Fund (Service Class): Total return; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2020 Profile Fund (Service Class): Total return; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2030 Profile Fund (Service Class): Total return; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2040 Profile Fund (Service Class): Total return; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire Aggressive Profile Fund (Service Class): Long-term growth of capital; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire Conservative Profile Fund (Service Class): Current income; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire Moderate Profile Fund (Service Class): Growth and income; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire Moderately Aggressive Profile Fund (Service Class): Growth and income; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

*Funds offered in a fund of funds structure may have higher expenses than funds that invest directly in debt or equity securities.


MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company

  o Core Equity Series (Service Class): Capital appreciation.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Growth Series (Service Class): Capital appreciation.

  o Total Return Series (Service Class): Total return.

  o Utilities Series (Service Class): Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc., and subadvised by Neuberger Berman, LLC.

  o Mid-Cap Growth Portfolio (I Class): Capital appreciation.

  o Regency Portfolio (I Class): Long-term growth.


PIMCO Variable Insurance Trust, advised by PIMCO

  o PIMCO VIT Commodity Real Return Strategy Portfolio (Advisor Class): Maximum real return.
     This fund will be available on or about June 30, 2009. Consult your financial advisor.


Putnam Variable Trust, advised by Putnam Investment Management, LLC

  o Global Health Care Fund (Class IB): Capital appreciation.
     (formerly Health Sciences Fund)
     This fund is not offered in contracts issued on or after May 24, 2004.

  o Growth & Income Fund (Class IB): Capital growth and current income. This fund is not offered in contracts issued on or after May 24, 2004.


Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.

Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that lifetime payments to individuals from Lincoln Smart Security (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage will exceed the contract value;
 o the risk that, if the i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required income payments will exceed the account value; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.

Deductions from the VAA

We apply to the average daily net asset value of the subaccounts a charge which is equal to an annual rate of:


                                        Estate Enhancement
                                        Benefit Rider (EEB)
                                        in combination
                                        with 5% Step Up
                                        ---------------------
o   Mortality and expense risk charge          1.50%
o   Administrative charge                      0.15%
                                                ----
o   Total annual charge for each
    subaccount                                 1.65%



    Estate Enhancement
    Benefit Rider (EEB)                   Enhanced Guaranteed   Guarantee of
    without 5%            5% Step Up      Minimum Death         Principal death
    Step Up               death benefit   Benefit (EGMDB)       benefit (GOP)
    --------------------- --------------- --------------------- ----------------
o          1.45%              1.40%              1.25%               1.15%
o          0.15%              0.15%              0.15%               0.15%
            ----               ----               ----                ----
o
           1.60%              1.55%              1.40%               1.30%

Surrender Charge

A surrender charge applies (except as described below) to surrenders and withdrawals of purchase payments that have been invested for the periods indicated as follows:


                                                               Number of contract anniversaries since
                                                                    purchase payment was invested
                                                               ---------------------------------------
                                                                0    1    2    3    4    5    6    7+
      Surrender charge as a percentage of the surrendered or   7%   6%   5%   4%   3%   2%   1%   0
      withdrawn purchase payments

A surrender charge does not apply to:
 o A surrender or withdrawal of a purchase payment beyond the seventh anniversary since the purchase payment was invested;
 o Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to 15% of the total purchase payments (this does not apply upon surrender of the contract);
 o When the surviving spouse assumes ownership of the contract as a result of the death of the original owner (however, the surrender charge schedule of the original contract will continue to apply to the spouse's contract);
 o A surrender or withdrawal of any purchase payments as a result of admittance of the contractowner into an accredited nursing home or equivalent health care facility, where the admittance into such facility occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days;
 o A surrender of the contract as a result of the death of the contractowner, joint owner or annuitant;
 o Purchase payments when used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the contract value applied to calculate the benefit amount under any annuity payout option made available by us;
 o Regular income payments made under i4LIFE (Reg. TM) Advantage, including any payments to provide the 4LATER (Reg. TM) or i4LIFE (Reg. TM) Guaranteed Income Benefits, or periodic payments made under any annuity payout option made available by us;
 o A surrender of a contract or withdrawal of a contract value from contracts issued to selling group individuals;
 o A surrender or withdrawal of any purchase payments after the onset of a permanent and total disability of the contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the contractowner. For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies;
 o A surrender or withdrawal of any purchase payments as a result of the diagnosis of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
 o Withdrawals up to the Maximum Annual Withdrawal amount under the Lincoln SmartSecurity (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage, subject to certain conditions.

For purposes of calculating the surrender charge on withdrawals, we assume that:

1. The free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

2. Prior to the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) until exhausted; then
  o from earnings until exhausted.

3. On or after the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  o from earnings until exhausted; then
  o from purchase payments (on a FIFO basis) to which a surrender charge still applies until exhausted.

We apply the surrender charge as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased. The surrender charge is calculated separately for each purchase payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.


Account Fee

During the accumulation period, we will deduct $35 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the contract value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth contract year. The account fee will be waived for any contract with a contract value that is equal to or greater than $100,000 on the contract anniversary. There is no account fee on contracts issued to selling group individuals.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.

Lincoln Lifetime IncomeSM Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage, if elected. The Rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage Single Life or Joint Life option. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or
(b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See The Contracts - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. For riders purchased on or after March 2, 2009, the charge will also be deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual Rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional purchase payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual Rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional purchase payments into your annuity contract after the first Benefit Year exceed $100,000, any additional purchase payment will potentially cause the charge for your Rider to change to the current charge for new purchases in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.

The Rider charge will be discontinued upon termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

If you purchase Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 1.05% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.

Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage, if elected. The Rider charge is currently equal to an annual rate of:

1) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (for riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount); or

2) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Single Life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage
- 1 Year Automatic Step-up); or

3) 0.80% of the Guaranteed Amount (0.2000% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Joint Life option. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

If you purchase this Rider in the future, the percentage charge will be the current charge in effect at the time of purchase. As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up Option is no longer available for purchase.

The charge is applied to the Guaranteed Amount as adjusted. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage
- 5 Year Elective Step-up option and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the Single or Joint Life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the annual Rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.

If you elect to step-up the Guaranteed Amount for another step-up period (including if we administer the step-up election for you or if you make a change from a Joint Life to a Single Life option after a death or divorce), a pro-rata deduction of the Rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the Rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the Rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the Rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your Rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The Rider charge will be discontinued upon the earlier of the annuity commencement date, election of i4LIFE (Reg. TM) Advantage or termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the Rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no Rider charge waiver is available with the Single Life and Joint Life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this Rider or on the most recent step-up date; and (2) purchase payments made after the step-up, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived.

4LATER (Reg. TM) Advantage Charge. Prior to the periodic income commencement date (which is defined as the valuation date the initial regular income payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial purchase payment or contract value at the time of election), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. An amount equal to the quarterly 4LATER (Reg. TM) Rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER (Reg.
TM) Rider Effective Date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER (Reg. TM) Rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a Reset to the current Account Value. If you purchase 4LATER (Reg. TM) in the future, the percentage charge will be the charge in effect at the time you elect 4LATER (Reg. TM).

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) Rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) Rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER (Reg. TM) at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) Rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the periodic income commencement date, a pro-rata amount of the 4LATER (Reg. TM) Rider charge will be deducted upon termination of the 4LATER (Reg.
TM) Rider for any reason other than death. On the periodic income commencement date, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.

i4LIFE (Reg. TM) Advantage Charge . i4LIFE (Reg. TM) Advantage is subject to a charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase), computed daily of the Account Value. The annual rate of the i4LIFE (Reg. TM) Advantage charge is: 1.65% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 1.70% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 1.85% for the i4LIFE (Reg. TM) Advantage EGMDB. This charge consists of a mortality and expense risk and administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). If i4LIFE (Reg. TM) Advantage is elected at issue of the contract, i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the periodic income commencement date which is the valuation date on which the regular income payment is determined. After the Access Period ends, the charge will be the same rate as the cost of the i4LIFE (Reg. TM) Advantage Account Value death benefit.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge. The Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.15% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.20% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.35% for the i4LIFE (Reg. TM) Advantage EGMDB.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current regular income payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge to the amounts they were before the step-up period election occurred. Increased fees collected during the 30 day period will be refunded into your contract. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).

After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate.


4LATER (Reg. TM) Guaranteed Income Benefit Charge . The 4LATER (Reg. TM) Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.30% for the i4LIFE (Reg. TM) Account Value death benefit; 2.35% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.50% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On and after the periodic income commencement date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average account value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the periodic income commencement date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the periodic income commencement date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the periodic income commencement date and then multiplied by the average daily account value after the periodic income commencement date.

After the periodic income commencement date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the contractowner elects additional 15 year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current regular income payment. At the time you elect a new 15 year period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.

After the periodic income commencement date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate.

Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers.

For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg. TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.15% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.20% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.35% for the i4LIFE (Reg.
TM) Advantage EGMDB. Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase the Lincoln Lifetime IncomeSM Advantage.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current regular income payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge to the amounts they were before the step-up period election occurred. Increased fees collected during the 30-day period will be refunded into your contract. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).

After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate.



Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%.


Other Charges and Deductions

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment if applicable. See Fixed Side of the Contract.

The mortality and expense risk and administrative charge of 1.40% of the contract value will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,

 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.

When a completed application and all other information necessary for processing a purchase order is received at our Home office, an initial purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent, we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 86. Certain death benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments

Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $10,000. The minimum for selling group individuals is $1500. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a minimum purchase payment is not submitted, we will contact you to see if additional money will be sent, or if we should return the purchase payment to you. Purchase payments in total may not exceed $2 million without our approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit purchase payments made to the contract.

Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Purchase Payments

Purchase payments allocated to the variable account are placed into the VAA's subaccounts, according to your instructions. You may also allocate purchase payments in the fixed account, if available.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a fixed account guaranteed period is $2,000, subject to state approval.

If we receive your purchase payment from you or your broker-dealer in good order at our Home office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation
(DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.

The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day. In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

You may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. There is no charge for a transfer.

Transfers (among the variable subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per contract year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross re-investment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs.

The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Home office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home office.

Requests for transfers will be processed on the valuation date that they are received when they are received at our Home office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

If your contract offers a fixed account, you may also transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions:
 o the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and
 o the minimum amount which can be transferred is $300 or the amount in the fixed account.

Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to interest adjustments, if applicable.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment.

If you select i4LIFE (Reg. TM) Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account during the Access Period are the same as stated in the section of this prospectus called Transfers On or Before the Annuity Commencement Date. During the i4LIFE (Reg. TM) Advantage Lifetime Income Period, you are subject to the rights set forth in the prior paragraph.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.

As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Non-qualified contracts may not be collaterally assigned. An assignment affects the death benefit and living benefits calculated under the contract. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant

The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change. The new annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the death benefit on the death of the annuitant. See The Contracts - Death Benefit. A contingent annuitant may be named or changed by notifying us in writing. Contingent annuitants are not allowed on contracts owned by non-natural owners. On or after the annuity commencement date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.


Surrenders and Withdrawals

Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Home office), subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received at the Home office. If we receive a surrender or withdrawal request at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the interest adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home office. The payment may be postponed as permitted by the 1940 Act.

If you request a lump sum surrender and your surrender value is over $10,000, your money will be placed into a SecureLine (Reg. TM) account in your name. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately.

The SecureLine (Reg. TM) account is a special service that we offer in which your surrender proceeds are placed into an interest-bearing account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. You may request that surrender proceeds be paid directly to you instead of deposited in a SecureLine (Reg. TM) account.

There are charges associated with surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.

Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis or in accordance with other terms we make available. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross reinvestment running simultaneously.


Asset Allocation Models

Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your purchase payments among the various subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of contract value in some or all of the LVIP subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your contract value (and any additional purchase payments you make) will be allocated among certain subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the subaccounts. We will deduct any withdrawals you make from the subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

In order to maintain the model's specified subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your contract value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.


The models are static asset allocation models. This means that that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your contract value or purchase payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.

The election of certain Living Benefit riders may require that you allocate purchase payments in accordance with Investment Requirements that may be satisfied by choosing one of the asset allocation models. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements.

At this time, the available models are as follows:

 o The Lincoln SSgA Conservative Index Model is composed of specified underlying subaccounts representing a target allocation of approximately
   40% in three equity subaccounts and 60% in one fixed income subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Moderate Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in three equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in three equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. (Not available to contracts issued on or after June 30, 2009)
 o The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately
   70% in three equity subaccounts and 30% in one fixed income subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. (Available on or after June 30, 2009)
 o The Lincoln SSgA Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in three equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Structured Conservative Model is composed of specified underlying subaccounts representing a target allocation of approximately
   40% in seven equity subaccounts and 60% in one fixed income subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Moderate Model is composed of specified underlying subaccounts representing a target allocation of approximately
   60% in seven equity subaccounts and 40% in one fixed income subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in seven equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. (Not available to contracts issued on or after June 30, 2009)
 o The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 70% in seven equity subaccounts and 30% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. (Available on or after June 30, 2009)
 o The Lincoln SSgA Structured Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately
   90% in seven equity subaccounts and 10% in one fixed income subaccount.
   This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.

Your registered representative will have more information on the specific investments of each model.

Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy you may allocate purchase payments and/or contract values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your contract value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your contract value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. You may terminate the strategy at any time and reallocate your contract value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.

  o   FTVIPT Franklin Income Securities      34% of contract
                                             value
  o   FTVIPT Mutual Shares Securities        33% of contract
                                             value
  o   LVIP Templeton Growth Fund             33% of contract
                                             value

Death Benefit

The chart below provides a brief overview of how the death benefit proceeds will be distributed, if death occurs prior to i4LIFE (Reg. TM) Advantage elections or to the annuity commencement date. Refer to your contract for the specific provisions applicable upon death.



 UPON DEATH OF:    AND...
contractowner     There is a surviving joint owner
 contractowner     There is no surviving joint owner
contractowner     There is no surviving joint owner
                  and the beneficiary predeceases the
                  contractowner
 annuitant         The contractowner is living
annuitant         The contractowner is living
 annuitant**       The contractowner is a trust or other
                  non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
contractowner     The annuitant is living or deceased    joint owner
 contractowner     The annuitant is living or deceased    designated beneficiary
contractowner     The annuitant is living or deceased    contractowner's estate
 annuitant         There is no contingent annuitant       The youngest contractowner
                                                         becomes the contingent annuitant
                                                         and the contract continues. The
                                                         contractowner may waive* this
                                                         continuation and receive the death
                                                         benefit proceeds.
annuitant         The contingent annuitant is living     contingent annuitant becomes the
                                                         annuitant and the contract continues
 annuitant**       No contingent annuitant allowed        designated beneficiary
                  with non-natural contractowner

* Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.

** Death of annuitant is treated like death of the contractowner.


If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this election terminates if you elect i4LIFE (Reg. TM) Advantage or any annuitization option. Generally, the more expensive the death benefit the greater the protection.

You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.

Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant. If your contract value equals zero, no death benefit will be paid.

Guarantee of Principal Death Benefit. Check with your representative regarding state availability. If you do not select a death benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the death benefit will be equal to the greater of:
 o The current contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage).

For contracts purchased prior to the time a state approves the above Guarantee of Principal Death Benefit calculation, the sum of all purchase payments will be reduced by the sum of all withdrawals.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable.

All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.

Enhanced Guaranteed Minimum Death Benefit (EGMDB).

If the EGMDB is in effect, the death benefit paid will be the greatest of:
 o the current contract value as of the valuation date we approve the payment of the claim; or
 o the sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage); or
 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the contractowner, joint owner or annuitant for whom the death claim is approved for payment. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the contract value.

For contracts purchased prior to June 2, 2003 (or later, depending on your state) withdrawals will be deducted on a dollar for dollar basis.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

For contracts purchased after June 2, 2003 (or later in some states), the contractowner may discontinue the EGMDB at any time by completing the Enhanced Guaranteed Minimum Death Benefit Discontinuance form and sending it to our Home office. The benefit will be discontinued as of the valuation date we receive the request, and the Guarantee of Principal Death Benefit will apply. We will deduct the charge for the Guarantee of Principal Death Benefit as of that date. See Charges and Other Deductions.

The EGMDB is not available under contracts issued to a contractowner, or joint owner or annuitant, who is age 80 or older at the time of issuance.

5% Step-Up Death Benefit. This death benefit option is no longer available unless you had elected it prior to January 15, 2003. If the 5% Step-Up death benefit is in effect, the death benefit paid will be the greater of the death benefit under the EGMDB or the accumulation of all purchase payments minus the accumulation of all withdrawals. These purchase payments and withdrawals are accumulated at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased contractowner, joint owner or annuitant will then be increased by purchase payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary.

After a contract is issued, the contractowner may discontinue the 5% Step-Up death benefit at any time by completing the Death Benefit Discontinuance form and sending it to us. The benefit will be discontinued as of the valuation date we receive the request, and the death benefit will be the EGMDB. We will stop deducting the charge for the 5% Step-Up as of that date. See Charges and Other Deductions. If you discontinue the benefit, it cannot be reinstated.

All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

Estate Enhancement Benefit Rider (EEB Rider). The amount of death benefit payable under this Rider is the greatest of the following amounts:

 o The contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value For contracts purchased prior to June 2, 2003 (or later, depending on your state) the sum of all purchase payments will be reduced by the sum of all withdrawals. (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage); or
 o The highest contract value on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment. The highest contract value is adjusted for certain transactions. It is increased by purchase payments made on or after that contract anniversary on which the highest contract value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the contract value; or
 o (Only if this Rider is elected in combination with the 5% Step Up death benefit): The accumulation of all purchase payments minus the accumulation of all withdrawals at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased contractowner, joint owner or annuitant will then be increased by purchase payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary. This EEB death benefit option is no longer available unless you had elected it prior to January 15, 2003; or
 o The current contract value as of the valuation date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable.

All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest contractowner, joint owner (if applicable), or annuitant on the date when the Rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB Rider is not available if the oldest contractowner, joint owner (if applicable), or annuitant is age 76 or older at the time the Rider would become effective.

Contract earnings equal:
 o the contract value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); minus
 o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

(i) is the contract value immediately prior to the withdrawal; and

(ii) is the amount of purchase payments made into the contract prior to the withdrawal.

The covered earnings limit equals 200% of:
 o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); plus
 o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the contractowner, joint owner (if applicable) or annuitant; minus

 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

(i) is the contract value immediately prior to the withdrawal; and

(ii) is the amount of purchase payments made into the contract prior to the withdrawal.

The EEB Rider may not be available in all states. Please check with your investment representative regarding availability of this rider. Contracts purchased after the Rider becomes available in your state may only elect the Rider at the time of purchase.

The EEB Rider may not be terminated unless you surrender the contract or the contract is in the annuity payout period.

Accumulated Benefit Enhancement (ABE). This is no longer available unless you had elected this death benefit option prior to January 15, 2003. An Accumulated Benefit Enhancement may also be available for non-qualified i4LIFE (Reg. TM) Advantage contracts. See i4LIFE (Reg. TM) Advantage. There is no additional charge for this benefit.

Whenever this ABE Death Benefit is in effect, the death benefit amount will be the greater of the death benefit chosen under the contract and this ABE Death Benefit. Any death benefit will be paid in the manner defined within the contract (see the discussions on Death Benefits Before the Annuity Commencement Date and General Death Benefit Information in the prospectus).

Upon the death of any contractowner, joint owner or annuitant, the ABE Death Benefit will be equal to the sum of all purchase payments made under the new contract, plus the Enhancement Amount minus all withdrawals, including any applicable charges and any premium tax incurred. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount will be used to calculate the ABE Death Benefit.

The Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value received by us is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Death Benefit to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include:
 o the prior company's periodic customer statement;
 o a statement on the prior company's letterhead;
 o or a printout from the prior company's website.

This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount. Under the new contract, upon the death of any contractowner, joint owner or annuitant who was not a contractowner or annuitant on the effective date of the new contract, the ABE Death Benefit will be equal to the contract value under the new contract as of the date the death claim is approved by us for payment (unless the change occurred because of the death of a contractowner, joint owner or annuitant). If any contractowner, joint owner or annuitant is changed due to a death and the new contractowner, joint owner or annuitant is age 76 or older when added to the contract, then the ABE Death Benefit for this new contractowner, joint owner or annuitant will be equal to the contract value as of the date the death claim is approved by us for payment.

The ABE Death Benefit will terminate on the earliest of:
 o the valuation date the selected death benefit option of the contract is changed; or
 o the annuity commencement date.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the Enhancement Amount is available.

General Death Benefit Information

Only one of these death benefit elections may be in effect at any one time (in addition to ABE), and these elections terminate if you elect i4LIFE (Reg. TM) Advantage.

If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit. If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current contract value (after crediting any death benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving annuitant is 76 or older the EEB Rider with 5% Step-Up death benefit will be reduced to the 5% Step-Up death benefit for an annual charge of 1.55%, and the EEB Rider death benefit will be reduced to the EGMDB death benefit for an annual charge of 1.40%.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the contract value is over $10,000, the proceeds will be placed into the interest-bearing account in the recipient's name as the owner of the account. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened. SecureLine (Reg. TM) is not a method of deferring taxation.

The SecureLine (Reg. TM) account is a special service that we offer in which the death benefit proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the death proceeds) a check, we will send a checkbook so that you (or the death proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient of death benefit proceeds may request to receive the proceeds in the form of a check rather than a deposit into the SecureLine (Reg.
TM) account.


Investment Requirements

If you purchase a Living Benefit rider (Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, Lincoln SmartSecuritySM Advantage, or the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage), you will be subject to Investment Requirements, and you will be limited in how much you can invest in certain subaccounts of your contract. The Living Benefit rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Under each Option, we have divided the subaccounts of your contract into groups and have specified the minimum or maximum percentages of contract value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, you may allocate your contract value and purchase payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some subaccounts are not available to you if you purchase certain Riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

The chart below is provided to help you determine which Option of Investment Requirements, if any, applies to the Living Benefit rider you purchase. If you do not elect a Living Benefit rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you drop one rider and elect another rider.



                                                                                                       YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                      AND THE DATE OF ELECTION IS...                  INVESTMENT REQUIREMENTS
Lincoln Lifetime IncomeSM Advantage                  Between February 19, 2008 and January 20, 2009   Option 2
                                                     On or after January 20, 2009                     Option 3
 Lincoln SmartSecurity (Reg. TM) Advantage            Prior to April 10, 2006                          N/A
                                                     Between April 10, 2006 and January 20, 2009      Option 1
                                                     On or after January 20, 2009                     Option 3
4LATER (Reg. TM) Advantage                           Between April 10, 2006 and January 20, 2009      Option 1
                                                     On or after January 20, 2009                     Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income    Prior to April 10, 2006                          N/A
Benefit (v.1)                                        On or after April 10, 2006                       Option 1
i4LIFE (Reg. TM) Advantage with Guaranteed Income    Between April 10, 2006 and January 20, 2009      Option 1
Benefit (v.2)                                        On or after January 20, 2009                     Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income    Between October 6, 2008 and January 20, 2009     Option 2
Benefit (v.3)                                        On or after January 20, 2009                     Option 3

Investment Requirements - Option 1

We intend to enforce these Investment Requirements on June 30, 2009 for contracts purchased with Investment Requirements Option 1.

No more than 35% of your contract value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following subaccounts ("Limited Subaccounts"):
o AIM V.I. International Growth Fund
o AllianceBernstein VPS Global Thematic Growth Portfolio
o AllianceBernstein VPS International Value Portfolio
o AllianceBernstein VPS Small/Mid Cap Value Portfolio
o American Funds Global Growth Fund
o American Funds Global Small Capitalization Fund
o American Funds International Fund
o Delaware VIP Emerging Markets Series
o Delaware VIP High Yield Series
o Delaware VIP REIT Series
o Delaware VIP Small Cap Value Series
o Delaware VIP Trend Series
o DWS Small Cap Index VIP
o Fidelity (Reg. TM) VIP Mid-Cap Portfolio
o Fidelity (Reg. TM) VIP Overseas Portfolio

o FTVIPT Franklin Income Securities Fund
o FTVIPT Franklin Small-Mid Cap Growth Securities Fund
o FTVIPT Mutual Shares Securities Fund
o FTVIPT Templeton Growth Securities Fund
o Janus Aspen Enterprise Portfolio
o Janus Aspen Worldwide Portfolio
o LVIP Baron Growth Opportunities Fund
o LVIP Cohen & Steers Global Real Estate Fund
o LVIP Columbia Value Opportunities Fund
o LVIP Delaware Foundation Aggressive Allocation Fund
o LVIP Delaware Special Opportunities Fund
o LVIP Marsico International Growth Fund
o LVIP Mid-Cap Value Fund
o LVIP Mondrian International Value Fund
o LVIP SSgA Developed International 150 Fund
o LVIP SSgA Emerging Markets 100 Fund
o LVIP SSgA International Index Fund
o LVIP SSgA Small/Mid Cap 200 Fund
o LVIP SSgA Small-Cap Index Fund
o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
o LVIP Templeton Growth Fund
o LVIP Turner Mid-Cap Growth Fund
o LVIP UBS Global Asset Allocation Fund
o LVIP Wilshire 2040 Profile
o LVIP Wilshire Aggressive Profile
o MFS VIT Growth Series
o MFS VIT Utilities Series
o Neuberger Berman AMT Mid-Cap Growth Portfolio
o Neuberger Berman AMT Regency Portfolio
o Putnam VT Global Health Care Fund

All other variable subaccounts will be referred to as "Non-Limited Subaccounts" except DWS Alternative Asset Allocation Plus VIP Portfolio and PIMCO VIT Commodity Real Return Strategy Portfolio, which are unavailable to any contract holder with a Living Benefit rider. The Founding Investment Strategy is also unavailable for investment.

You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of any of these benefits, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%.

If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the LVIP Money Market subaccount. We reserve the right to designate a different investment option other than the LVIP Money Market subaccount as the default investment option should there be no contract value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.

We may move subaccounts on or off the Limited Subaccount list, exclude Subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.


Investment Requirements - Option 2

You can select the percentages of contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual subaccounts within each group, but the total investment for all subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the Rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance contract value from the subaccounts and your allocation instructions do not contain any subaccounts that meet the Investment Requirements then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the LVIP Money Market Fund as the default investment option or any other subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of subaccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;

2. submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. if you take no action, such changes will apply only to additional purchase payments or to future transfers of contract value. You will not be required to change allocations to existing subaccounts, but you will not be allowed to add money, by either an additional purchase payment or a contract transfer, in excess of the new percentage applicable to a subaccount or subaccount group. This does not apply to subaccounts added to Investment Requirements on or after June 30, 2009.

4. for subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

At this time, the subaccount groups are as follows:



Group 1                                              Group 2
Investments must be at least 25% of contract value   Investments cannot exceed 75% of contract value or Account Value
                                                     -----------------------------------------------------------------
or Account Value
----------------------------------------------------
1. American Century VP Inflation Protection Fund     All other investment options except as discussed below.
2. Delaware VIP High Yield Series
3. LVIP Delaware Bond Fund
4. Delaware VIP Limited-Term Diversified Income
Series
5. Delaware VIP Diversified Income Series
6. FTVIPT Templeton Global Bond Securities Fund
7. LVIP SSgA Bond Index Fund
8. LVIP Global Income Fund
Group 3
Investments cannot exceed 10% of contract value or
                                                     -----------------------------------------------------------------
Account Value
----------------------------------------------------
1. Delaware VIP REIT Series
2. LVIP SSgA Emerging Markets 100 Fund

To satisfy the Investment Requirements, you may allocate 100% of your contract value to or among the MFS VIT Total Return Series, the FTVIPT Franklin Income Securities Fund, the BlackRock Global Allocation VI Fund, or the available LVIP Wilshire Profile Funds that are available in your contract except not more than 75% can be allocated to the LVIP Wilshire Aggressive Profile Fund. If you allocate less than 100% of contract value to or among the MFS VIT Total Return Series, the FTVIPT Franklin Income Securities Fund, the BlackRock Global Allocation VI Fund, or the LVIP Wilshire Profile Funds, then these funds will be considered as part of Group 2 above and you will be subject to the Group 2 restrictions. In addition, you can allocate 100% of your contract value to the Founding Investment Strategy (FTVIPT Franklin Income Securities Fund 34%, LVIP Templeton Growth Fund 33% and FTVIPT Mutual Shares Securities Fund 33%). The DWS Alternative Asset Allocation Plus VIP Portfolio, the PIMCO VIT Commodity Real Return Strategy Portfolio and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

To satisfy these Investment Requirements, contract value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Structured Moderately Aggressive Equity Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Moderately Aggressive Index Model and Lincoln SSgA Moderately Aggressive Equity Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1, Group 2 or Group 3 subaccounts as described above.

As discussed in the Lincoln Lifetime IncomeSM Advantage Plus section, if you purchase the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Wilshire Moderate Profile Fund, the LVIP Wilshire Conservative Profile Fund (both are funds of funds) or the FTVIPT Franklin Income Securities Fund. You may also allocate 100% of your contract value to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Conservative Index Model and Lincoln SSgA Moderate Index Model.


Investment Requirements - Option 3

You can select the percentages of contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual subaccounts within each group, but the total investment for all subaccounts within the group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the Rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. If we rebalance contract value from the subaccounts and your allocation instructions do not contain any subaccounts that meet the Investment Requirements then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the LVIP Money Market Fund as the default investment option or any other subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of subaccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements; or

2. submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. take no action and be subject to the quarterly rebalancing as described above. If this results is a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

At this time, the subaccount groups are as follows:



Group 1   Group 2

Investments must be at least 30% of contract value  Investments cannot exceed 70% of contract value or Account Value
                                                    ------------------------------------------------------------------
or Account Value
---------------------------------------------------
1. American Century VP Inflation Protection Fund    All other funds except as described below.
2. LVIP Delaware Bond Fund
3. Delaware VIP Limited-Term Diversified Income
Series
4. Delaware VIP Diversified Income Series
5. FTVIPT Templeton Global Bond Securities Fund
6. LVIP SSgA Bond Index Fund
7. LVIP Global Income Fund



Group 3
Investments cannot exceed 10% of contract value or
Account Value
---------------------------------------------------
1. Delware VIP Emerging Markets Series
2. LVIP SSgA Emerging Markets 100 Fund
3. Delaware VIP REIT Series
4. LVIP Cohen & Steers Global Real Estate Fund
5. MFS VIT Utilities Series
6. AllianceBernstein VPS Global Thematic Growth
Portfolio

To satisfy these Investment Requirements, you may allocate 100% of your contract value among the MFS VIT Total Return Series, the BlackRock Global Allocation VI Fund, or the LVIP Wilshire Profile Funds that are available in your contract except not more than 70% may be allocated to the LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire 2030 Profile Fund and LVIP Wilshire 2040 Profile Fund. If you allocate less than 100% of contract value to or among the MFS VIT Total Return Series, the BlackRock Global Allocation VI Fund or the available LVIP Wilshire Profile Funds, then these funds will be considered as part of Group 2 above and you will be subject to the Group 2 restrictions. The DWS Alternative Asset Allocation Plus VIP Portfolio, the PIMCO VIT Commodity Real Return Strategy Portfolio and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

To satisfy these Investment Requirements, contract value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1, Group 2 or Group 3 subaccounts as described in your prospectus.

If you purchase Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Wilshire Conservative Profile Fund (a fund of funds) or to one of the following models:
Lincoln SSgA Structured Conservative Model and Lincoln SSgA Conservative Index Model.


Living Benefit Riders

The optional Living Benefit Riders offered under this variable annuity contract
- Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit and 4LATER (Reg. TM) Advantage - are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum annuity payout (i4LIFE (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage). You may not elect more than one Living Benefit rider at a time. Upon election of a Living Benefit rider, you will be subject to Investment Requirements. The overview chart provided with this prospectus provides a brief description and comparison of each Living Benefit rider. Terms and conditions may change after the contract is purchased.


Lincoln Lifetime IncomeSM Advantage

The Lincoln Lifetime IncomeSM Advantage is a Rider that is available for purchase with your variable annuity contract if the purchase payment or contract value (if purchased after the contract is issued) is at least $25,000. This Rider provides minimum, guaranteed, periodic withdrawals for your life as contractowner/annuitant (Single Life Option) or for the lives of you as contractowner/annuitant and your spouse as joint owner or primary beneficiary (Joint Life Option) regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract but, is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount and decreased by withdrawals in accordance with the provisions set forth below. No additional purchase payments are allowed if the contract value decreases to zero for any reason.

This Rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the Single Life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchase the Joint Life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 591/2 (for the Single Life Option) or age 65 (for the Joint Life Option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up and the Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.

An additional option, available for purchase with your Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your contract value of an amount equal to the excess of your initial Guaranteed Amount (and purchase payments made within 90 days of rider election) over your contract value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below. You may consider purchasing this option if you want to guarantee at least a return of your initial purchase payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must be purchased with the Lincoln Lifetime IncomeSM Advantage.

By purchasing the Lincoln Lifetime IncomeSM Advantage Rider, you will be limited in how you can invest in the subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements - Option 3 if you purchased the Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts - Investment Requirements - Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Wilshire Conservative Profile Fund (a fund of funds) or to one of the following models: Lincoln SSgA Structured Conservative Model and Lincoln SSgA Conservative Index Model. If you purchased the Lincoln Lifetime IncomeSM Advantage Plus Option before January 20, 2009, your only investment options until the seventh Benefit Year anniversary are: LVIP Wilshire Moderate Profile Fund, the LVIP Wilshire Conservative Profile Fund, both funds of funds, the FTVIPT Franklin Income Securities Fund or one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Conservative Index Model and Lincoln SSgA Moderate Index Model. You may not transfer contract value out of these subaccounts/models to any other subaccounts/models before the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, you may invest in other subaccounts in your contract, subject to the Investment Requirements.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your contract value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (see Lincoln Lifetime IncomeSM Advantage - Compare to Lincoln SmartSecurity (Reg.
TM) Advantage and i4LIFE (Reg. TM) Advantage option). Not all riders will be available at all times.

We have designed the rider to protect you from outliving your contract value. If the rider terminates or you (or your spouse, if applicable) die before your contract value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your contract value will be reduced to zero before your (or your spouse's) death.

If the Rider is elected at contract issue, then the Rider will be effective on the contract's effective date. If the Rider is elected after the contract is issued (by sending a written request to our Home Office), the Rider will be effective on the next valuation date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit rider.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when you elect the Rider. If you elect the Rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial purchase payment. If you elect the Rider after we issue the contract, the initial Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total Guaranteed Amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if Joint Life Option) are the covered lives under either the Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the Rider effective date, each time a purchase payment is made after the cumulative purchase payments equal or exceed $100,000, the charge for your Rider may change on the next Benefit Year anniversary. The charge will be the current charge in effect on that next Benefit Year Anniversary, for new purchases of the Rider. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge in this prospectus. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional purchase payments on the Lincoln Lifetime IncomeSM Advantage charge:



         Initial purchase payment                   $100,000
         Additional purchase payment in Year 2      $ 95,000   No change to charge
         Additional purchase payment in Year 3      $ 75,000   Charge will be the current charge
         Additional purchase payment in Year 4      $ 25,000   Charge will be the current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative purchase payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus purchase payments received in that year, will be increased by 5% if the contract owner/annuitant (as well as the spouse if the Joint Life option is in effect) are under age 86 and the Rider is within the 10 year period described below. Additional purchase payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that purchase payment. Any purchase payments made within the first 90 days after the effective date of the Rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.

Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:

Initial purchase payment = $100,000; Guaranteed Amount = $100,000

Additional purchase payment on day 30 = $15,000; Guaranteed Amount = $115,000

Additional purchase payment on day 95 = $10,000; Guaranteed Amount = $125,000

On the first Benefit Year Anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 purchase payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the Rider. The 5% Enhancement will cease upon the death of the contract owner/annuitant or upon the death of the survivor of the contractowner or spouse (if Joint Life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the Rider, and a new 15-year period will begin following each Automatic Annual Step-up.

Any withdrawal from the contract value limits the 5% Enhancement as follows:

   a. The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the Rider is within the 10-year period as long as the contract owner/ annuitant (Single Life Option) is 591/2 or older or the contractowner and spouse (Joint Life Option) are age 65 or older.

   b. If the contractowner/annuitant (Single Life Option) is under age 591/2 or the contractowner or spouse (Joint Life Option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the contract value (as described below) occurs.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the Rider will not change. However, the amount you pay for the Rider will increase since the charge for the Rider is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary if:

   a. the contractowner/annuitant (Single Life Option), or the contractowner and spouse (Joint Life option) are both still living and under age 86; and


   b. the contract value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current contract value as described above, your percentage charge for the Rider will be the current charge for the Rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the Rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional purchase payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional purchase payments and issue age above 591/2 (Single Life) or 65 (Joint Life):



                                                                              Potential for   Length of 5%
                                                                 Guaranteed     Charge to     Enhancement
                                                Contract Value     Amount         Change         Period
                                               ---------------- ------------ --------------- -------------
         Initial Purchase Payment $50,000 .         $50,000        $50,000         No              10
         1st Benefit Year Anniversary.........      $54,000        $54,000        Yes              10
         2nd Benefit Year Anniversary.........      $53,900        $56,700         No               9
         3rd Benefit Year Anniversary.........      $57,000        $59,535         No               8
         4th Benefit Year Anniversary.........      $64,000        $64,000        Yes              10

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the contract value of $54,000 since the increase in the contract value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535).

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Step-up to 200% of the initial Guaranteed Amount. For contractowners who purchase Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009, on the Benefit Year anniversary after you (Single Life) or the younger of you and your spouse (Joint Life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any purchase payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:

     1) any withdrawal was made prior to age 591/2 (Single Life) or age 65 (Joint Life);

     2) an Excess Withdrawal (defined below) has occurred; or

   3) cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus purchase payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

   For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).

If you purchased the Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% Step-up of the Guaranteed Amount until the Benefit Year anniversary after you (Single Life) or the younger of you and your spouse (Joint Life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus purchase payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial purchase payment at age 55 = $200,000; Guaranteed Amount =$200,000; Maximum Annual Withdrawal amount = $10,000.

After 10 years, at age 65, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the contract value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.

The 200% Step-up cannot increase the Guaranteed Amount beyond the Maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (contractowner) lifetime (Single Life Option) or the lifetimes of you and your spouse (Joint Life Option)as long as you are at least age 591/2 (Single Life Option) or you and your spouse are both at least age 65 (Joint Life Option) and your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the Rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under Joint Life Option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and the Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value.

The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the contractowner/annuitant is age 591/2 or older or the contractowner and spouse (Joint Life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the Rider (36 months or more for contractowners who purchased this Rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.

The Maximum Annual Withdrawal amount is increased by 5% of any additional purchase payments. For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b. 5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if Joint Life Option) can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals after age 591/2 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 591/2 (Single Life) or age 65 (Joint Life) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

The impact of withdrawals prior to age 591/2 or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional purchase payments and the contractowner (Single Life) is older than 591/2 and the contractowner and spouse (Joint Life) are both older than 65):



                                                                 Guaranteed    Maximum Annual
                                                Contract Value     Amount     Withdrawal Amount
                                               ---------------- ------------ ------------------
         Initial Purchase Payment $50,000 .         $50,000        $50,000         $2,500
         1st Benefit Year Anniversary.........      $54,000        $54,000         $2,700
         2nd Benefit Year Anniversary.........      $51,000        $51,300         $2,700
         3rd Benefit Year Anniversary.........      $57,000        $57,000         $2,850
         4th Benefit Year Anniversary.........      $64,000        $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic monthly or quarterly installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal Amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1. The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3. The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):

The contract value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:

Contract Value = $55,000
Guaranteed Amount = $80,000

The contract value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.72%, the same proportion that the Excess Withdrawal reduced the $55,000 contract value ($7,000 - $55,000)

Contract value = $48,000

Guaranteed Amount = $69,818 ($80,000 X 12.72% = $10,181; $80,000 - $10,181 =
$69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Excess Withdrawals will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,000 Maximum Annual Withdrawal amount is not subject to surrender charges; the $7,000 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charge.

Withdrawals before age 591/2/65. If any withdrawal is made prior to the time the contractowner is age 591/2 (Single Life) or the contractowner and spouse (Joint Life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:

   1. The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the contract value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);

     2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;

   3. The 5% Enhancement to the Guaranteed Amount is not available until after an Automatic Annual Step-up to the contract value occurs. This Automatic Annual Step-up will not occur until the contract value exceeds the Guaranteed Amount on a Benefit Year anniversary. See the 5% Enhancement section above), and

     4. The 200% Step-up will never occur.

The following is an example of the impact of a withdrawal prior to age 591/2 for single or age 65 for joint:
 o $100,000 purchase payment
 o $100,000 Guaranteed Amount
 o A 10% market decline results in a contract value of $90,000
 o $5,000 Maximum Annual Withdrawal amount

If a $5,000 withdrawal is made before age 591/2, the Guaranteed Amount will be $94,444 ($100,000 reduced by 5.56% ($5,000/
$90,000) and the new Maximum Annual Withdrawal amount is $4,722 (5% times $94,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions - Surrender Charge.

In a declining market, withdrawals prior to age 591/2 (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus, ("Plus Option"), on the seventh Benefit Year anniversary, you may elect to receive an increase in your contract value equal to the excess of your initial Guaranteed Amount (plus any purchase payments made within 90 days of the rider effective date), over your current contract value. Making this election will terminate the Plus Option as well as the Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the contract value and the initial Guaranteed Amount (plus any purchase payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.

You may not elect to receive an increase in contract value if any withdrawal is made, including Maximum Annual Withdrawal amounts or required minimum distributions, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.

If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.

The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:

Initial purchase payment of $100,000; Initial Guaranteed Amount of $100,000.

On the seventh Benefit Year anniversary, if the current contract value is $90,000; the contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue the Lincoln Lifetime IncomeSM Advantage) will terminate at that time.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Wilshire Conservative Profile Fund (a fund of funds) or to one of the following models: Lincoln SSgA Structured Conservative Model and Lincoln SSgA Conservative Index Model. If you purchased the Lincoln Lifetime IncomeSM Advantage Plus Option prior to January 20, 2009, your only investment options until the seventh Benefit Year anniversary are the: LVIP Wilshire Moderate Profile Fund, the LVIP Wilshire Conservative Profile Fund, both funds of funds, the FTVIPT Franklin Income Securities Fund or one of the following models:
Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Conservative Index Model and Lincoln SSgA Moderate Index Model. You may not transfer contract value out of these subaccounts/models to any other subaccounts/models before the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, you may invest in other subaccounts in your contract, subject to the Investment Requirements.

Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal Amount, because you have reached the Maturity Date of the Contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the Joint Life option.

If the contract value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, you may be eligible for a final payment upon death of the Single Life or surviving Joint Life. To be eligible the death benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all purchase payments, decreased by withdrawals in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the purchase payments dollar for dollar. If your death benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of the Lincoln Lifetime Income (Reg. TM) Advantage will reduce the sum of all purchase payments on a dollar for dollar basis.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Single Life, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the beneficiary elects to continue the contract after the death of the Single Life (through a separate provision of the contract), the beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage Rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

Upon the first death under the Joint Life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

As an alternative, after the first death, the surviving spouse may choose to terminate the Joint Life option and purchase a new Single Life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the Single Life Rider option for new issues will provide an earlier age (591/2) to receive Maximum Annual Withdrawal amounts.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may terminate the Joint Life Option and purchase a Single Life Option, if available, (if the contractowner is under age 65) at the current Rider charge and the terms in effect for new sales of the Single Life Option.

After a divorce, the contractowner may keep the Joint Life Option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the Rider up to and including the date the new spouse is added to the Rider.

General Provisions.

Termination. After the seventh anniversary of the effective date of the Rider, the contractowner may terminate the Rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
 o Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the contract value equal to the excess of your initial Guaranteed Amount over the contract value;
 o on the annuity commencement date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o if the contractowner or annuitant is changed (except if the surviving spouse under the Joint Life option assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the death under the Single Life option or the death of the surviving spouse under the Joint Life option;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

If you terminate the Rider, you must wait one year before you can re-elect any Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage or any other living benefits we may offer in the future. The one-year wait does not apply to the election of a new rider after the exercise (and resulting termination) of the Lincoln Lifetime IncomeSM Advantage Plus.

Compare to Lincoln SmartSecurity (Reg. TM) Advantage. If a contractowner is interested in purchasing a rider that provides guaranteed minimum withdrawals, the following factors should be considered when comparing Lincoln Lifetime IncomeSM Advantage and the Lincoln SmartSecurity (Reg. TM) Advantage (only one of these riders can be added to a contract at any one time): the Lincoln Lifetime IncomeSM Advantage has the opportunity to provide a higher Guaranteed Amount because of the 5% Enhancement, Automatic Annual Step-up or 200% Step-up and this benefit also provides the potential for lifetime withdrawals from an earlier age for the Single Life Option only (59 1/2 rather than age 65 with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-Up). However, the percentage charge for the Lincoln Lifetime IncomeSM Advantage is higher for the Single Life (lower for the Joint Life) and has the potential to increase on every Benefit Year Anniversary if the increase in contract value exceeds the 5% Enhancement. Another factor to consider is that immediate withdrawals from your contract, under the Lincoln Lifetime IncomeSM Advantage, will adversely impact the 5% Enhancement and 200% Step-up. In addition, if the withdrawal is made before age 591/2 (Single Life) or age 65 (Joint Life), the 5% Enhancement is further limited and the 200% Step-up is not available. The Lincoln SmartSecurity (Reg. TM) Advantage provides that Maximum Annual Withdrawal amounts can continue to a beneficiary to the extent of any remaining Guaranteed Amount while the Lincoln Lifetime IncomeSM Advantage does not offer this feature. The Investment Requirements and Termination provisions are different between these two riders.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage if i4LIFE (Reg. TM) Advantage will provide a higher payout amount. If this decision is made, the contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of your prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from the Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the annuity commencement date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 591/2 for the Single Life Option or age 65 for Joint Life Option, will reduce the sum of all purchase payments option of the death benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all purchase payments alternative of the Enhanced Guaranteed Minimum Death Benefit or the Estate Enhancement Benefit, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals and all withdrawals prior to age 591/2 for Single Life or age 65 for Joint Life will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the death benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and the Lincoln Lifetime IncomeSM Advantage are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:

Contract value before withdrawal $80,000

Maximum Annual Withdrawal Amount $ 5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract value $80,000

     b) Sum of purchase payments $100,000

     c) Highest anniversary contract value $150,000

Withdrawal of $9,000 will impact the death benefit calculations as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
     $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
     The entire $9,000 withdrawal reduces the death benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.

Availability. The Lincoln Lifetime IncomeSM Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The contractowner/annuitant as well as the spouse under the Joint Life option must be under age 86 at the time this Rider is elected. You cannot elect the Rider on or after the purchase of i4LIFE (Reg. TM) Advantage or on or after the Annuity Commencement Date and must wait at least 12 months after terminating 4LATER (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage or any other living benefits we may offer in the future. If you decide to drop a rider to add Lincoln Lifetime IncomeSM Advantage, your Guaranteed Amount will equal the current contract value on the effective date of the change. Before you make this change, you should consider that no guarantees or fee waiver provisions carry over from the previous rider. The Lincoln Lifetime IncomeSM Advantage terminates after the death of a covered life and the Guaranteed Amount is not available to a beneficiary. You will be subject to additional Investment Requirements. See the comparison to Lincoln SmartSecurity (Reg. TM) Advantage for other factors to consider before making a change.

There is no guarantee that the Lincoln Lifetime IncomeSM Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. The availability of this Rider will depend upon your state's approval of this Rider. In addition, certain features of the Rider may not be available in some states. Check with your investment representative regarding availability.


Lincoln SmartSecurity (Reg. TM) Advantage

The Lincoln SmartSecurity (Reg. TM) Advantage is a Rider that is available for purchase with your variable annuity contract. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) adjusted for subsequent purchase payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up):

     Lincoln SmartSecurity (Reg. TM) Advantage -  5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage -  1 Year Automatic Step-up

The Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase after January 16, 2009. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the contractowner can also initiate additional ten-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life or Joint Life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse (when available in your state). These options are discussed below in detail.

By purchasing this Rider, you will be limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements. We offer other optional riders available for purchase with its variable annuity contracts. These riders, which are fully discussed in this prospectus, provide different methods to take income from your contract value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. In particular, before you elect the Lincoln SmartSecurity (Reg. TM) Advantage, you may want to compare it to Lincoln Lifetime IncomeSM Advantage, which provides minimum guaranteed, periodic withdrawals for life. See The Contracts - Lincoln Lifetime IncomeSM Advantage - Compare to Lincoln SmartSecurity (Reg. TM) Advantage.

If the benefit is elected at contract issue, then the Rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Home office), the Rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a ten-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined Guaranteed Amount of all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse if joint owner are the annuitant) under either the Lincoln SmartSecurity (Reg. TM) Advantage or the Lincoln Lifetime IncomeSM Advantage.

Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option we may restrict purchase payments to your annuity contract in the future. We will notify you if we restrict additional purchase payments. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, we will allow purchase payments into your annuity contract after the first anniversary of the Rider effective date if the cumulative additional purchase payments exceed $100,000 only with prior Home Office approval. Additional purchase payments will not be allowed if the contract value is zero.


Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the tenth Benefit Year if:

a. the contractowner or joint owner is still living; and

b. the contract value as of the valuation date, after the deduction of any withdrawals (including surrender charges and interest adjustments), the Rider charge and account fee plus any purchase payments made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the tenth Benefit Year anniversary, you may initiate another ten-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

a. each contractowner and annuitant is under age 81; and

b. the contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new ten-year period of step-ups will begin at the end of each prior ten-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional purchase payments):



                                                 Contract Value   Guaranteed Amount
         o Initial purchase payment $50,000          $50,000     $50,000
         o 1st Benefit Year Anniversary              $54,000     $54,000
         o 2nd Benefit Year Anniversary              $53,900     $54,000
         o 3rd Benefit Year Anniversary              $57,000     $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year Anniversary. If you had elected to have the next ten-year period of step-ups begin automatically after the prior ten-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year Anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the Rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, contractowner elected step-ups (other than automatic step-ups) will be effective on the next valuation date after we receive your request and a new Benefit Year will begin. Purchase payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A contractowner elected step-up (including contractowner step-ups that we administer for you to begin a new ten-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a ten-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the Rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional purchase payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

a. the Maximum Annual Withdrawal amount immediately prior to the step-up; or

b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed
Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the interest adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic monthly or quarterly installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this contract value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the contract value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:
1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges (to the extent that total withdrawals exceed the free amount of withdrawals allowed during a contract year) and an interest adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the interest adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single or Joint Life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (contractowner) lifetime (if you purchase the Single Life option) or for the lifetimes of you (contractowner) and your spouse (if the Joint Life option is purchased), as long as:

1) No withdrawals are made before you (and your spouse if a Joint Life) are age 65; and

2) An excess withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the contract value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

2) The contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that valuation date. This will reduce your Maximum Annual Withdrawal amount. A contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

a. the contractowner (and spouse if applicable) is age 65;

b. the contract is currently within a ten-year automatic step-up period described above (or else a contractowner submits a step-up request to start a new ten-year automatic step-up period) (the contractowner must be eligible to elect a step-up; i.e., all contractowners and the annuitant must be alive and under age 81); and

c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a ten-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless excess withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your contract value is less than the Guaranteed Amount (and you don't believe the contract value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Single Life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Single Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new Single Life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount ; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount and 3) the cost of the Single Life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Joint Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's beneficiary elects to take the annuity death benefit in installments, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the Joint Life option to the Single Life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the Single Life option is less than the cost of the Joint Life option.

If the surviving spouse of the deceased contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a non-spouse beneficiary elects to receive the death benefit in installments (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the Rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this Rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the death benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may change from a Joint Life Option to a Single Life Option (if the contractowner is under age 81) at the current Rider charge for new sales of the Single Life Option. At the time of the change, the Guaranteed Amount will be reset to the current contract value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the contractowner may keep the Joint Life Option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the Rider up to and including the date the new spouse is added to the Rider.

Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the contractowner may terminate the Rider by notifying us in writing. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the annuity commencement date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

If you terminate the Rider, you must wait one year before you can re-elect any Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or 4LATER (Reg. TM) Advantage or any other living benefit we are offering in the future.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to terminate the Lincoln SmartSecurity (Reg. TM) Advantage rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts and applicable guarantees. You should discuss this decision with your registered representative. See i4LIFE (Reg. TM) Advantage.

Availability. The Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. All contractowners and the annuitant of the contracts with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option must be under age 81 at the time this Rider is elected. You cannot elect the Rider on or after the purchase of i4LIFE (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage or on or after the Annuity Commencement Date. The Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase.

There is no guarantee that the Lincoln SmartSecurity (Reg. TM) Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. The availability of this Rider will depend upon your state's approval of this Rider. Check with your investment representative regarding availability.

i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional annuity payout rider you may purchase at an additional cost and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER Guaranteed Income Benefit (described below) for an additional charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, periodic regular income payments for life. These payouts are made during an Access Period, where you have access to the Account Value. After the Access Period ends, payouts continue for the rest of your life, during the Lifetime Income Period. i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg. TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your regular income payments. The initial regular income payment is calculated from the Account Value on the periodic income commencement date, a date no more than 14 days prior to the date you select to begin receiving the regular income payments. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP markets). This option, when available in your state, is subject to a charge (imposed only during the i4LIFE (Reg. TM) Advantage payout phase) computed daily on the average account value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected at the time of application or at any time before an annuity payout option is elected by sending a written request to our Home Office. If you purchased 4LATER (Reg. TM) Advantage, you must wait at least one year before you can purchase i4LIFE (Reg. TM) Advantage. When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, secondary life, if applicable, and make several choices about your regular income payments. The annuitant and secondary life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the secondary life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant and secondary life, if applicable, are age 591/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. i4LIFE (Reg. TM) Advantage must be elected by age 85 for qualified contracts. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless the Guaranteed Income Benefit has been elected.

Additional purchase payments will not be accepted once i4LIFE (Reg. TM) Advantage becomes effective for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage you must select a death benefit option. Once i4LIFE (Reg. TM) Advantage begins, any prior death benefit election will terminate and the i4LIFE (Reg. TM) Advantage death benefit will be in effect. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began. See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the periodic income commencement date. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make regular income payments for the rest of your life (or the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.


We will establish the minimum (currently 5 years) and maximum (currently to age 115 for non-qualified contracts; to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the regular income payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See The Contracts - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero.

Regular income payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments for as long as an annuitant (or secondary life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial regular income payment, the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your regular income payments. Regular income payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have regular income payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level regular income payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial regular income payment will be and the higher the return must be to increase subsequent regular income payments. You also choose the length of the Access Period. At this time, changes can only be made on periodic income commencement date anniversaries.

Regular income payments are not subject to any surrender charges or applicable interest adjustments. See Charges and Other Deductions. For information regarding income tax consequences of regular income payments, see Federal Tax Matters.

The amount of the initial regular income payment is determined on the periodic income commencement date by dividing the contract value (or purchase payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the annuitant and secondary life, if applicable;
  o the length of the Access Period selected;
  o the frequency of the regular income payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the regular income payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower regular income payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable (The contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your regular income payments for the remainder of your life (and/or the secondary life if applicable), during the Lifetime Income Period, with no further access or death benefit.

The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent regular income payments during the Access Period. Each subsequent regular income payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent regular income payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the regular income payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the regular income payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for regular income payments, and subsequent regular income payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or secondary life dies during the Access Period, regular income payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher regular income payment.

For nonqualified contracts, if the annuitant and secondary life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent regular income payment and regular income payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the annuitant and secondary life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and any Guaranteed Income Benefit if applicable) will terminate.

Regular income payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or secondary life is living. Your earlier elections regarding the frequency of regular income payments, assumed investment return and the frequency of the recalculation do not change. The initial regular income payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age and sex of the annuitant and secondary life (if living);
  o the frequency of the regular income payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the regular income payments during the Lifetime Income Period. To determine subsequent regular income payments, the contract is credited with a fixed number of annuity units equal to the initial regular income payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent regular income payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your regular income payments will vary based on the value of your annuity units. If your regular income payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your regular income payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular income payments will continue for as long as the annuitant or secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular income payments vary with investment performance.

During the lifetime income period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
  o the Account Value as of the valuation date we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
   o regular income payments, including withdrawals to provide the Guaranteed Income Benefits, reduce the death benefit by the dollar amount of the payment; and
   o all other withdrawals, if any, reduce the death benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the contract value or Account Value, depending on the terms of your contract.

 References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the contract value or Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.


The following example demonstrates the impact of a proportionate withdrawal on your death benefit:


         o i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit     $200,000
         o Total i4LIFE (Reg. TM) Regular Income payments                      $ 25,000
         o Additional Withdrawal                                               $15,000 ($15,000/$150,000=10% withdrawal)
         o Account Value at the time of Additional Withdrawal                  $150,000

     Death Benefit Value after i4LIFE (Reg. TM) regular income payment = $200,000 - $25,000 = $175,000

     Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500

     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500

The regular income payments reduce the death benefit by $25,000 and the additional withdrawal causes a 10% reduction in the death benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
  o the Account Value as of the valuation date on which we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
   o regular income payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the death benefit by the dollar amount of the payment or in the same proportion that regular income payments reduce the Account Value, depending on the terms of your contract; and
   o all other withdrawals, if any, reduce the death benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the contract value or Account Value, depending on the terms of your contract.

 References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election; or
  o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals are deducted on either a dollar for dollar basis or in the same proportion that regular income payments and withdrawals reduce the contract value or Account Value, depending on the terms of your contract.

If your contract has the ABE Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement ABE) specified in your contract benefit data pages as applicable on the date of death, this Enhancement Amount will be added to the sum of the purchase payments, but will be reduced by the regular income payments and withdrawals on either a dollar for dollar basis or in the same proportion that the regular income payment or withdrawal reduced the contract value or Account Value, depending on the terms of your contract.

When determining the highest anniversary value, if you elected the EGMDB (or more expensive death benefit option) prior to electing i4LIFE (Reg. TM) Advantage and this death benefit was in effect when you purchased i4LIFE (Reg.
TM) Advantage, we will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Guarantee of Principal or i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg.
TM) Advantage EGMDB.

General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive regular income payments. Upon the death of the secondary life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no secondary life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If death occurs during the Access Period, the value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, regular income payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and regular income payments will continue, if applicable. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Accumulated Benefit Enhancement (ABESM) (Non-qualified contracts only). This benefit is no longer available to contract purchasers after November 1, 2005. We provide to eligible contractowners of non-qualified i4LIFE (Reg. TM) Advantage contracts only an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:
 o you are purchasing i4LIFE (Reg. TM) Advantage with the EGMDB death benefit;
 o you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with us to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;
 o the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require our approval);

 o all contractowners, joint owners and annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit; or
 o the contractowners, joint owners and annuitants of this contract must have been owner(s) or annuitants of the prior contract(s).

Upon the death of any contractowner, joint owner or annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE (Reg. TM) Advantage EGMDB death benefit. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount is available.

The ABE Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value we receive is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Enhancement Amount to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to a contract with us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.

Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB death benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new contractowner or joint owner will be equal to zero.

The ABE Enhancement Amount will terminate on the valuation date the i4LIFE (Reg. TM) Advantage EGMDB death benefit option of the contract is changed or terminated.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.

Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage

A Guaranteed Income Benefit is available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your regular income payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage (withdrawal benefit riders) prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (annuity payout rider). Refer to the 4LATER (Reg. TM) Advantage section of this prospectus for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit.

Once the Guaranteed Income Benefit is elected, additional purchase payments cannot be made to the contract. Election of this rider will limit how much you can invest in certain subaccounts. See the Contracts - Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned Lincoln Lifetime IncomeSM Advantage will determine which Investment Requirement option applies to you.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option for new elections at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit riders. However, a contractowner with the Lincoln Lifetime IncomeSM Advantage who decides to drop Lincoln Lifetime IncomeSM Advantage to purchase i4LIFE (Reg.
TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSM Advantage rider.

i4LIFE (Reg. TM) Guaranteed Income Benefit, if available, is purchased when you elect i4LIFE (Reg. TM) Advantage or anytime during the Access Period, subject to terms and conditions at that time. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg. TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg.
TM) Advantage.

The Guaranteed Income Benefit is initially equal to 75% of the regular income payment (which is based on your Account Value as defined in the i4LIFE (Reg.
TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage can use the remaining Guaranteed Amount (if greater than the contract value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit. The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial regular income payment times the remaining Guaranteed Amount divided by the contract value, if the Guaranteed Amount is greater than the contract value.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your regular income payment. If your regular income payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the Guaranteed Income Benefit (In other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular income payments also reduce the Account Value). This withdrawal will be made from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of withdrawals to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. If your Account Value equals zero, no death benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living. If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:

         o i4LIFE (Reg. TM) Account Value before market decline     $135,000
         o i4LIFE (Reg. TM) Account Value after market decline      $100,000
         o Guaranteed Income Benefit                                $    810
         o Regular Income Payment after market decline              $    769
         o Account Value after market decline and Guaranteed        $ 99,190
         Income Benefit payment

The contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.

If you purchased the Guaranteed Income Benefit (version 3) on or after January 20, 2009, the Guaranteed Income Benefit will automatically step-up every year to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. If you purchased the Guaranteed Income Benefit (version 2) prior to January 20, 2009, the Guaranteed Income Benefit will automatically step-up every three years on the periodic income commencement date anniversary to 75% of the current regular income payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every periodic income commencement date anniversary during either a 5-year step-up period (version 3) or every third periodic income commencement date anniversary for a 15 year step-up period (version 2). At the end of a step-up period, you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you. Step-ups for qualified contracts, including IRAs, will occur on a calendar year basis.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change every five years for version 3 of the Guaranteed Income Benefit or every 15 years for version 2 of the Guaranteed Income Benefit. If we automatically administer a new step-up period for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the periodic income commencement anniversary. If we receive this notice, we will decrease the percentage charge to the amounts they were before the step-up occurred. Increased fees collected during the 30 day period will be refunded into your contract. You will have no more step-ups unless you notify us that you wish to start a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit Charges.

If you have an older version of the Guaranteed Income Benefit (Version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for sale.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. See below in General i4LIFE (Reg. TM) Provisions for an example.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the regular income payments.
  o The minimum Access Period required for this benefit is the longer of 15 years or the difference between your age (nearest birthday) and age 85. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit.
  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period, (which must be increased by a minimum of 5 years) thereby reducing your regular income payment, your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will also be reduced. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be reduced in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
  o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency; or
  o upon written notice to us; or
  o assignment of the contract.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg.
TM) Advantage regular income payments will be recalculated. The i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.


General i4LIFE (Reg. TM) Provisions

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The interest adjustment may apply.

The following example demonstrates the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit payments:



         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal      $  1,200
         o Guaranteed Income Benefit before Withdrawal                    $    900
         o Account Value at time of Additional Withdrawal                 $150,000
         o Additional Withdrawal                                          $ 15,000   (a 10% withdrawal)

     Reduction in i4LIFE (Reg. TM) Regular Income payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income payment after Withdrawal = $1,200 - $120 = $1,080

     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The interest adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you will receive the Guarantee of Principal death benefit option. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage

4LATER (Reg. TM) Advantage is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain subaccounts. See The Contracts-Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge.


4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the purchase payments. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the contract value on the 4LATER (Reg. TM) Effective Date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments. Additional purchase payments will not be allowed if the contract value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the contract value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for purchase payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment, plus 15% of that purchase payment.


Example:


         Initial Purchase Payment                                $100,000
         Purchase Payment 60 days later                          $ 10,000
                                                                 --------
         Income Base                                             $110,000
         Future Income Base (during the 1st Waiting Period)      $126,500   ($110,000 x 115%)
         Income Base (after 1st Waiting Period)                  $126,500
         New Future Income Base (during 2nd Waiting Period)      $145,475   ($126,500 x 115%)

Any purchase payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.


Example:


         Income Base                                                $100,000
         Purchase Payment in Year 2                                 $ 10,000
                                                                    --------
         New Income Base                                            $110,000
         Future Income Base (during 1st Waiting Period-Year 2)      $125,500   ($100,000 x 115%) + ($10,000 x 100%) +
                                                                               (10,000 x 15% x 1/3)
         Income Base (after 1st Waiting Period)                     $125,500
         New Future Income Base (during 2nd Waiting Period)         $144,325   (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional purchase payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined Income Bases for all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the annuitant.

After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

Example:


      Income Base                             $100,000      Maximum Income Base                   $200,000
      Purchase Payment in Year 2              $ 10,000      Increase to Maximum Income Base       $ 20,000
      New Income Base                         $110,000      New Maximum Income Base               $220,000
      Future Income Base after Purchase       $125,500      Maximum Income Base                   $220,000
       Payment

      Income Base (after 1st Waiting          $125,500
       Period)
      Future Income Base (during 2nd          $144,325      Maximum Income Base                   $220,000
       Waiting Period)

      Contract Value in Year 4                $112,000
      Withdrawal of 10%                       $ 11,200

      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                          $100,800
      Income Base                             $112,950
      Future Income Base                      $129,892      Maximum Income Base                   $198,000

Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, the annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Home office), then it will be effective on the next valuation date following approval by us.


4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage regular income payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the contract value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage regular income payments. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit charge.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value (or Guaranteed Amount if applicable) on the periodic income commencement date, by 1000 and multiplying the result by the rate per $1000 from the

Guaranteed Income Benefit Table in your 4LATER (Reg. TM) Rider. If the contract value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment (which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage regular income payment. If your regular income payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



         o i4LIFE (Reg. TM) Account Value before market decline     $135,000
         o i4LIFE (Reg. TM) Account Value after market decline      $100,000
         o Guaranteed Income Benefit                                $    810
         o Regular Income Payment after market decline              $    769
         o Account Value after market decline and Guaranteed        $ 99,190
         Income Benefit payment

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no death benefit will be paid.

If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current regular income payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge to the amounts they were before the step-up occurred. Increased fees collected during the 30 day period will be refunded into your contract.

Additional purchase payments cannot be made to your contract after the periodic income commencement date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage regular income payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER (Reg. TM) Advantage, subject to the terms in your rider. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your regular income payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) Rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage regular income payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage regular income payment = $6375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage regular income payment after extension = $5355 Percentage change in i4LIFE (Reg. TM) Advantage regular income payment =
 $5355 - $6375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5692 x 84% = $4781


General Provisions of 4LATER (Reg. TM) Advantage

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) Rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) Rider may be terminated upon written notice to us. Prior to the periodic income commencement date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) Rider is attached;
 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or
 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner), including the assignment of the contract.

After the periodic income commencement date, the 4LATER (Reg. TM) Rider will terminate due to any of the following events:
 o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
 o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATER (Reg. TM) prior to the periodic income commencement date, you must wait one year before you can re-elect 4LATER (Reg. TM) or purchase the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage. If you terminate the 4LATER (Reg. TM) Rider on or after the periodic income commencement date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.

Availability. The availability of 4LATER (Reg. TM) will depend upon your state's approval of the 4LATER (Reg. TM) Rider. Check with your registered representative regarding availability. You cannot elect 4LATER (Reg. TM) after an annuity payout option or i4LIFE (Reg. TM) Advantage has been elected, and it cannot be elected on contracts that currently have Lincoln SmartSecurity (Reg.
TM) Advantage or Lincoln Lifetime IncomeSM Advantage.

Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage and elect 4LATER (Reg. TM) will not carry their Guaranteed Amount over into the new 4LATER (Reg. TM). The 4LATER (Reg. TM) Income Base will be established based on the contractowner's contract value on the Effective Date of 4LATER (Reg. TM). Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage will have to wait one year before they can elect 4LATER (Reg. TM). See The Contracts
- Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage.


Annuity Payouts

When you apply for a contract, you may select any annuity commencement date permitted by law, which is usually on or before the annuitant's 90th birthday. However, you must elect to receive annuity payouts by the annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option.


The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage, the Maximum Annual Withdrawal Amount Annuity Payout option or the Guaranteed Amount Annuity Payout option.

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Home office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Home office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.

General Information

Any previously selected death benefit in effect before the annuity commencement date will no longer be available on and after the annuity commencement date. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Home office. You must give us at least 30 days notice before the date on which you want payouts to begin.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.


Fixed Side of the Contract

Purchase payments allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Contracts issued in certain states or those contracts issued prior to June 2, 2003 may guarantee a higher minimum rate of interest. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to the interest adjustment (see Interest Adjustment and Charges and Other Deductions). The interest adjustment will NOT reduce the amount available for a surrender, withdrawal or transfer below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed subaccount.

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time.

Guaranteed Periods

The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.

You may allocate purchase payments to one or more fixed subaccounts with guaranteed periods of 1 to 10 years. We may add guaranteed periods or discontinue accepting purchase payments into one or more guaranteed periods at any time. The minimum amount of any purchase payment that can be allocated to a fixed subaccount is $2,000. Each purchase payment allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the fixed subaccount guaranteed period. Amounts surrendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the interest adjustment. Each guaranteed period purchase payment will be treated separately for purposes of determining any applicable interest adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable surrender charges, account fees and premium taxes.

We will notify the contractowner in writing at least 30 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previous guaranteed period, unless we receive, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable subaccount from among those being offered by us. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.


Interest Adjustment

Any surrender, withdrawal or transfer of a fixed subaccount guaranteed period amount before the end of the guaranteed period (other than dollar cost averaging, cross-reinvestment, portfolio rebalancing transfers, regular income payments under i4LIFE (Reg. TM) Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity (Reg. TM) Advantage) will be subject to the interest adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the guaranteed period will not be subject to the interest adjustment. The interest adjustment will be applied to the amount being surrendered, withdrawn or transferred. The interest adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of contract value from a fixed subaccount will be increased or decreased by an interest adjustment, unless the transfer, withdrawal or surrender is effective:

 o during the free look period (See Return Privilege).
 o on the expiration date of a guaranteed period.
 o as a result of the death of the contractowner or annuitant.
 o subsequent to the diagnosis of a terminal illness of the contractowner. Diagnosis of the terminal illness must be after the contract date and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
 o subsequent to the admittance of the contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the contract date and continue for 90 consecutive days prior to the surrender or withdrawal.
 o subsequent to the permanent and total disability of the contractowner if such disability begins after the contract date and prior to the 65th birthday of the contractowner.
 o upon annuitization of the contract.

These provisions may not be applicable to your contract or available in your state. Please check with your investment representative regarding the availability of these provisions.

In general, the interest adjustment reflects the relationship between the yield rate in effect at the time a purchase payment is allocated to a fixed subaccount's guaranteed period under the contract and the yield rate in effect at the time of the purchase payment's surrender, withdrawal or transfer. It also reflects the time remaining in the fixed subaccount's guaranteed period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the purchase payment was allocated, then the application of the interest adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the purchase payment, then the application of the interest adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.


The interest adjustment is calculated by multiplying the transaction amount by:


    (1+A)n      -1
-------------
  (1+B +K )n

     where:

   A = yield rate for a U.S. Treasury security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period.

   B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the subaccount's guaranteed period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

   K = a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no interest adjustment.

     n = The number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the interest adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for two (2) full, consecutive contract years; and
 o the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.

Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts
Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation ("LFA"), also an affiliate of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.

Compensation Paid to LFA. The maximum commission the Principal Underwriter pays to LFA is 6.50% of purchase payments. LFA may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFA is 6.50% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives a portion of the commissions received for their sales of contracts. LFA sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFA sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFA sales representatives and/or their managers qualify for such benefits. LFA sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFA, is 6.50% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 6.50% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2008 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. Contracts, endorsements and riders may vary as required by state law. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-888-868-2583.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.

Tax Deferral On Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.

Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.

Age At Which Annuity Payouts Begin

Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.

Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.

Taxation Of Withdrawals And Surrenders

You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage, and if your Guaranteed Amount immediately before a withdrawal exceeds your contract value, the tax law could require that an additional amount be included in income. Please consult your tax adviser.

Taxation Of Regular Income Payments

The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than regular income payments, are taken from i4LIFE (Reg. TM) Advantage during the access period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.

Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

Death prior to the annuity commencement date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the annuity commencement date:
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.

Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the tax law),
 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).

Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.

Loans and Assignments

Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.

Gifting A Contract

If you transfer ownership of your contract, other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.

Charges for Additional Benefits

Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge and charges for other optional riders, if any, as a contract withdrawal.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Pursuant to new tax regulations, starting September 24, 2007, the contract is not available for purchase under a 403(b) plan and since July 31, 2008, we do not accept additional premiums or transfers to existing 403(b) contracts. Also, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer processing payments you request until all information required under the tax law has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Minimum annual distributions are required under most qualified plans once you reach a certain age, typically age 701/2, as described below.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.

Congress enacted The Worker, Retiree, and Employer recovery Act of 2008 (the
Act) in December, 2008. The Act includes a number of relief provisions, including the suspension of the RMD requirement for IRAs and certain qualified plans in 2009. You should consult your tax advisor to determine whether the RMD relief applies to your annuity contract. If your RMD is currently paid automatically each year, Lincoln will not make any changes to your payments for 2009 unless you specifically request that a change be made.

Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or

 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Plan Act permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Home office at PO Box 7866, 1300 South Clinton Street, Fort Wayne, IN 46802-7866. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes which had been deducted. No surrender charges or interest adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the purchase payment(s) or contract value as of the valuation date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of purchase payments or contract value as of the valuation date.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


Other Information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.


Legal Proceedings

In the ordinary course of its business, Lincoln Life, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of Lincoln Life, the financial position of the VAA, or the principal underwriter.

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
                            Lincoln ChoicePlus IISM
                    Lincoln Life Variable Annuity Account N










   .
Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N Lincoln ChoicePlus IISM.


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Mail to The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, Indiana 46801.

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Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.


                    with EEB and Step-Up                            with EEB                         with Step-Up
          ----------------------------------------- ----------------------------------------- ---------------------------
            Accumulation unit value                   Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of   ---------------------------
           Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
           of period       period         units      of period       period         units      of period       period
          ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
AIM V.I. Capital Appreciation
2006  .      11.581        11.401            1         11.608        11.431            3         11.636        11.462
2007  .      11.401        12.530            1         11.431        12.570            3         11.462        12.610
2008  .      12.530         7.071            1         12.570         7.097            3         12.610         7.123
---------    ------        ------            -         ------        ------            -         ------        ------
AIM V.I. Core Equity
2006  .      10.725        11.561           17         10.749        11.590            7         10.774        11.621
2007  .      11.561        12.267           13         11.590        12.305            6         11.621        12.344
2008  .      12.267         8.408           12         12.305         8.438            4         12.344         8.469
---------    ------        ------           --         ------        ------            -         ------        ------
AIM V.I. International Growth Fund
1998  .
1999  .
2000  .
2001  .      10.000        10.613(1)         1***      10.000        10.614(1)         1***      10.000        10.619(1)
2002  .      10.613         8.779            1***      10.614         8.782            1***      10.619         8.792
2003  .       8.779        11.104            2          8.782        11.113            2          8.792        11.133
2004  .      11.104        13.512            1         11.113        13.530            3         11.133        13.560
2005  .      13.512        15.643            1         13.530        15.672            4         13.560        15.715
2006  .      15.643        19.678            1         15.672        19.723            6         15.715        19.788
2007  .      19.678        22.152            1         19.723        22.215            6         19.788        22.298
2008  .       N/A          N/A            N/A          22.215        12.998            2         22.298        13.053
---------    ------        --------       ----         ------        --------          -         ------        --------
AllianceBernstein VPS Global Technology
1998  .
1999  .
2000  .
2001  .      10.000        12.874(1)         1***      10.000        12.876(1)         1         10.000        12.882(1)
2002  .      12.874         7.369            1         12.876         7.374            5         12.882         7.379
2003  .       7.369        10.423            3          7.374        10.435            5          7.379        10.447
2004  .      10.423        10.774            4         10.435        10.791            6         10.447        10.810
2005  .      10.774        10.984            4         10.791        11.007            3         10.810        11.032
2006  .      10.984        11.710            4         11.007        11.740            3         11.032        11.773
2007  .      11.710        13.810            7         11.740        13.854            3         11.773        13.898
2008  .      13.810         7.136            3         13.854         7.162            3         13.898         7.189
---------    ------        --------       ----         ------        --------          -         ------        --------
AllianceBernstein VPS Growth and Income
1998  .
1999  .
2000  .
2001  .      10.000        11.320(1)        16         10.000        10.350(2)        12         10.000        11.324(1)
2002  .      11.320         8.655           51         10.350         7.918           53         11.324         8.667
2003  .       8.655        11.254           91          7.918        10.300           39          8.667        11.281
2004  .      11.254        12.312           83         10.300        11.274           48         11.281        12.354
2005  .      12.312        12.667           77         11.274        11.605           47         12.354        12.723
2006  .      12.667        14.576           72         11.605        13.361           42         12.723        14.655
2007  .      14.576        15.035           59         13.361        13.788           38         14.655        15.130
2008  .      15.035         8.770           51         13.788         8.047           29         15.130         8.835
---------    ------        --------       ----         ------        --------         --         ------        --------
AllianceBernstein VPS International Value
2006  .      11.399        11.842            3         11.780        11.846            1          N/A          N/A
2007  .      11.842        12.297            3         11.846        12.309           14          N/A          N/A
2008  .      12.297         5.651            4         12.309         5.659           10          N/A          N/A
---------    ------        --------       ----         ------        --------         --         ------        --------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                                                                   Accumulation unit
                          Accumulation unit value                        value
            Number of   ---------------------------   Number of   --------------------   Number of
           accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
              units      of period       period         units      of period   period      units
          ------------- ----------- --------------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
AIM V.I. Capital Appreciation
2006  .          3         11.718        11.555          115        14.693     14.498         6
2007  .          3         11.555        12.731           91        14.498     15.990         5
2008  .          3         12.731         7.203           71        15.990      9.056         3
---------        -         ------        ------          ----       ------     ------         -
AIM V.I. Core Equity
2006  .         41         10.850        11.714          161        13.391     14.467        18
2007  .         36         11.714        12.461          125        14.467     15.406        17
2008  .         30         12.461         8.562          105        15.406     10.596        14
---------       --         ------        ------          ----       ------     ------        --
AIM V.I. International Growth Fund
1998  .                     N/A          N/A            N/A
1999  .                     N/A          N/A            N/A
2000  .                     N/A          N/A            N/A
2001  .          1***      10.000        10.621(1)         1***
2002  .          5         10.621         8.808           40
2003  .         14          8.808        11.169           84        10.562     12.496         3
2004  .         14         11.169        13.625           96        12.496     15.258         3
2005  .         13         13.625        15.814           98        15.258     17.727         3
2006  .         15         15.814        19.942          101        17.727     22.377         3
2007  .         15         19.942        22.506           88        22.377     25.279         5
2008  .         14         22.506        13.194           63        25.279     14.835         2
---------       --         ------        --------       -----       ------     ------        --
AllianceBernstein VPS Global Technology
1998  .                     N/A          N/A            N/A
1999  .                     N/A          N/A            N/A
2000  .                    10.000         6.961**       1,898
2001  .          1***       6.961         5.117         2,652
2002  .          7          5.117         2.936         2,062
2003  .         10          2.936         4.163          111        10.970     13.012        11
2004  .          7          4.163         4.314          143        13.012     13.497        23
2005  .          6          4.314         4.410          125        13.497     13.809        19
2006  .          5          4.410         4.713           75        13.809     14.773        19
2007  .          4          4.713         5.572           79        14.773     17.483        18
2008  .          1          5.572         2.887           74        17.483      9.066        21
---------       --         ------        --------       -----       ------     ------        --
AllianceBernstein VPS Growth and Income
1998  .                     N/A          N/A            N/A
1999  .                     N/A          N/A            N/A
2000  .                    10.000        12.485**        763
2001  .         15         12.485        12.330         2,870
2002  .        121         12.330         9.451         3,415
2003  .        159          9.451        12.320          872        10.654     12.033       140
2004  .        109         12.320        13.512         1,095       12.033     13.210       296
2005  .         96         13.512        13.936         1,070       13.210     13.639       286
2006  .         79         13.936        16.076          950        13.639     15.749       287
2007  .         65         16.076        16.624          813        15.749     16.302       272
2008  .         52         16.624         9.722          687        16.302      9.543       247
---------      ---         ------        --------       -----       ------     ------       ---
AllianceBernstein VPS International Value
2006  .       N/A          10.256        11.861           37        10.497     11.868        10
2007  .       N/A          11.861        12.348          122        11.868     12.367        20
2008  .       N/A          12.348         5.688          116        12.367      5.703        15
---------     ----         ------        --------       -----       ------     ------       ---

                    with EEB and Step-Up                            with EEB                         with Step-Up
          ----------------------------------------- ----------------------------------------- ---------------------------
            Accumulation unit value                   Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of   ---------------------------
           Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
           of period       period         units      of period       period         units      of period       period
          ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
AllianceBernstein VPS Large Cap Growth
1998  .
1999  .
2000  .
2001  .      10.000        11.952(1)         8         10.000        11.007(2)         3         10.000        11.958(1)
2002  .      11.952         8.130           15         11.007         7.492            9         11.958         8.142
2003  .       8.130         9.866           25          7.492         9.096           11          8.142         9.891
2004  .       9.866        10.514           24          9.096         9.698           18          9.891        10.551
2005  .      10.514        11.878           23          9.698        10.961           18         10.551        11.931
2006  .      11.878        11.608           22         10.961        10.718           15         11.931        11.672
2007  .      11.608        12.973           19         10.718        11.984           11         11.672        13.057
2008  .      12.973         7.679           16         11.984         7.097           10         13.057         7.737
---------    ------        --------         --         ------        --------         --         ------        --------
AllianceBernstein VPS Small/Mid Cap Value
1998  .
1999  .
2000  .
2001  .      10.000        11.875(1)         1***      10.000        11.876(1)         1***      10.000        11.878(1)
2002  .      11.875        10.937           11         11.876        10.943           10         11.878        10.950
2003  .      10.937        15.158           15         10.943        15.174           11         10.950        15.191
2004  .      15.158        17.754           13         15.174        17.781           21         15.191        17.811
2005  .      17.754        18.621           15         17.781        18.659           19         17.811        18.700
2006  .      18.621        20.918           14         18.659        20.971           15         18.700        21.027
2007  .      20.918        20.890           11         20.971        20.954           14         21.027        21.020
2008  .      20.890        13.203           10         20.954        13.250           14         21.020        13.298
---------    ------        --------         --         ------        --------         --         ------        --------
American Century Investments VP Inflation Protection Fund
2004  .       9.905        10.404            2         10.000        10.407            1         10.042        10.410
2005  .      10.404        10.393            8         10.407        10.402           12         10.410        10.410
2006  .      10.393        10.384           11         10.402        10.398           12         10.410        10.411
2007  .      10.384        11.185            6         10.398        11.206           10         10.411        11.226
2008  .      11.185        10.826           25         11.206        10.851           14         11.226        10.876
---------    ------        --------         --         ------        --------         --         ------        --------
American Funds Global Growth Fund
2004  .       N/A          N/A            N/A          10.000        11.269           20          N/A          N/A
2005  .      11.266        12.641            2         11.269        12.652           27         11.273        12.662
2006  .      12.641        14.975            5         12.652        14.994           28         12.662        15.014
2007  .      14.975        16.917            9         14.994        16.947           39         15.014        16.978
2008  .      16.917        10.252            7         16.947        10.275           31         16.978        10.299
---------    ------        --------       ----         ------        --------         --         ------        --------
American Funds Global Small Capitalization Fund
1998  .
1999  .
2000  .
2001  .      10.000        12.502(1)         1***      10.000        11.134(2)         2         10.000        12.508(1)
2002  .      12.502         9.954            8         11.134         8.870           11         12.508         9.969
2003  .       9.954        15.032           29          8.870        13.402           28          9.969        15.071
2004  .      15.032        17.874           33         13.402        15.943           43         15.071        17.937
2005  .      17.874        22.039           37         15.943        19.668           43         17.937        22.139
2006  .      22.039        26.893           32         19.668        24.011           44         22.139        27.042
2007  .      26.893        32.121           26         24.011        28.694           47         27.042        32.332
2008  .      32.121        14.685           19         28.694        13.124           41         32.332        14.796
---------    ------        --------       ----         ------        --------         --         ------        --------
American Funds Growth Fund
1998  .
1999  .
2000  .
2001  .      10.000        12.315(1)         7         10.000        10.820(2)        20         10.000        12.320(1)
2002  .      12.315         9.151          107         10.820         8.044          140         12.320         9.164
2003  .       9.151        12.314          224          8.044        10.830          307          9.164        12.344
2004  .      12.314        13.627          233         10.830        11.990          443         12.344        13.673
2005  .      13.627        15.574          265         11.990        13.711          467         13.673        15.643
2006  .      15.574        16.884          230         13.711        14.872          460         15.643        16.976
2007  .      16.884        18.659          203         14.872        16.443          423         16.976        18.779
2008  .      18.659        10.283          167         16.443         9.066          394         18.779        10.360
---------    ------        --------       ----         ------        --------        ---         ------        --------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                                                                   Accumulation unit
                          Accumulation unit value                        value
            Number of   ---------------------------   Number of   --------------------   Number of
           accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
              units      of period       period         units      of period   period      units
          ------------- ----------- --------------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
AllianceBernstein VPS Large Cap Growth
1998  .                     N/A          N/A             N/A
1999  .                     N/A          N/A             N/A
2000  .                    10.000         8.941**          898
2001  .          2          8.941         7.282          1,902
2002  .         23          7.282         4.966          2,049
2003  .         30          4.966         6.042            457       10.400    11.512         60
2004  .         27          6.042         6.455            540       11.512    12.312        118
2005  .         24          6.455         7.310            536       12.312    13.957        112
2006  .         22          7.310         7.162            444       13.957    13.688        107
2007  .         18          7.162         8.024            441       13.688    15.351         97
2008  .          9          8.024         4.762            344       15.351     9.119         72
---------       --         ------        ------          -----       ------    ------        ---
AllianceBernstein VPS Small/Mid Cap Value
1998  .                     N/A          N/A             N/A
1999  .                     N/A          N/A             N/A
2000  .                     N/A          N/A             N/A
2001  .          4         10.000        11.883(1)           1
2002  .         40         11.883        10.971             98
2003  .         50         10.971        15.243            198       10.878    13.147         23
2004  .         54         15.243        17.898            221       13.147    15.452         55
2005  .         27         17.898        18.820            227       15.452    16.264         43
2006  .         21         18.820        21.194            210       16.264    18.334         37
2007  .         22         21.194        21.219            205       18.334    18.374         41
2008  .         16         21.219        13.444            165       18.374    11.653         39
---------       --         ------        --------        -----       ------    ------        ---
American Century Investments VP Inflation Protection Fund
2004  .          7         10.000        10.420            121        9.910    10.426         17
2005  .         87         10.420        10.435            255       10.426    10.452         91
2006  .        109         10.435        10.452            270       10.452    10.479         88
2007  .        107         10.452        11.287            234       10.479    11.328         81
2008  .         31         11.287        10.952            357       11.328    11.002        117
---------      ---         ------        --------        -----       ------    ------        ---
American Funds Global Growth Fund
2004  .        N/A         10.221        11.283             52       10.131    11.290         41
2005  .          3         11.283        12.692            125       11.290    12.713        123
2006  .          6         12.692        15.072            223       12.713    15.112        132
2007  .          9         15.072        17.070            242       15.112    17.131        106
2008  .          6         17.070        10.370            236       17.131    10.418         93
---------      ---         ------        --------        -----       ------    ------        ---
American Funds Global Small Capitalization Fund
1998  .                     N/A          N/A             N/A
1999  .                     N/A          N/A             N/A
2000  .                    10.000         6.920**          687
2001  .          1          6.920         5.946          1,070
2002  .         32          5.946         4.746          1,260
2003  .         55          4.746         7.186            421       11.382    14.156         41
2004  .         54          7.186         8.566          1,110       14.156    16.891        123
2005  .         30          8.566        10.588          1,257       16.891    20.900        162
2006  .         31         10.588        12.952          1,225       20.900    25.593        160
2007  .         25         12.952        15.509          1,133       25.593    30.675        140
2008  .         24         15.509         7.108            963       30.675    14.073        119
---------      ---         ------        --------        -----       ------    ------        ---
American Funds Growth Fund
1998  .                     N/A          N/A             N/A
1999  .                     N/A          N/A             N/A
2000  .                    10.000         9.691**        2,845
2001  .         21          9.691         7.821          7,187
2002  .        225          7.821         5.826         10,157
2003  .        311          5.826         7.860          5,111       10.694    12.337        441
2004  .        297          7.860         8.720          7,627       12.337    13.700      1,530
2005  .        256          8.720         9.991          7,686       13.700    15.712      1,627
2006  .        247          9.991        10.858          7,419       15.712    17.094      1,571
2007  .        236         10.858        12.029          6,813       17.094    18.957      1,389
2008  .        193         12.029         6.646          5,899       18.957    10.484      1,194
---------      ---         ------        --------       ------       ------    ------      -----

                    with EEB and Step-Up                            with EEB                         with Step-Up
          ----------------------------------------- ----------------------------------------- ---------------------------
            Accumulation unit value                   Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of   ---------------------------
           Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
           of period       period         units      of period       period         units      of period       period
          ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Growth-Income Fund
1998  .
1999  .
2000  .
2001  .      10.000        11.314(1)         7         10.000        10.535(2)        48         10.000        11.320(1)
2002  .      11.314         9.088          199         10.535         8.466          279         11.320         9.101
2003  .       9.088        11.838          365          8.466        11.033          385          9.101        11.867
2004  .      11.838        12.852          372         11.033        11.984          581         11.867        12.897
2005  .      12.852        13.379          378         11.984        12.482          604         12.897        13.439
2006  .      13.379        15.161          327         12.482        14.151          577         13.439        15.244
2007  .      15.161        15.665          285         14.151        14.629          524         15.244        15.767
2008  .      15.665         9.576          236         14.629         8.948          486         15.767         9.648
---------    ------        --------        ---         ------        --------        ---         ------        --------
American Funds International Fund
1998  .
1999  .
2000  .
2001  .      10.000        10.840(1)         3         10.000        10.224(2)         3         10.000        10.846(1)
2002  .      10.840         9.080           45         10.224         8.568           26         10.846         9.094
2003  .       9.080        12.045           97          8.568        11.371           82          9.094        12.075
2004  .      12.045        14.136           86         11.371        13.353          125         12.075        14.186
2005  .      14.136        16.895          102         13.353        15.966          129         14.186        16.972
2006  .      16.895        19.773           87         15.966        18.695          131         16.972        19.882
2007  .      19.773        23.344           76         18.695        22.082          125         19.882        23.496
2008  .      23.344        13.289           65         22.082        12.577          109         23.496        13.389
---------    ------        --------        ---         ------        --------        ---         ------        --------
Delaware VIP Capital Reserves
2005  .       N/A          N/A             N/A          N/A          N/A            N/A           N/A          N/A
2006  .       N/A          N/A             N/A          N/A          N/A            N/A           N/A          N/A
2007  .       N/A          N/A             N/A          N/A          N/A            N/A          10.323        10.466
2008  .      10.188        10.202            9         10.341        10.270            3          N/A          N/A
---------    ------        --------        ---         ------        --------       ----         ------        --------
Delaware VIP Diversified Income Series
2004  .      10.207        10.872            2         10.000        10.875            3         10.080        10.878
2005  .      10.872        10.631            4         10.875        10.639           10         10.878        10.648
2006  .      10.631        11.248            9         10.639        11.263            8         10.648        11.277
2007  .      11.248        11.884            9         11.263        11.906           10         11.277        11.927
2008  .      11.884        11.117           13         11.906        11.143            9         11.927        11.168
---------    ------        --------        ---         ------        --------       ----         ------        --------
Delaware VIP Emerging Markets Series(4)
2004  .       N/A          N/A             N/A         14.430        19.378            1         10.243        13.572
2005  .      19.360        24.206            8         19.378        24.241            2         13.572        16.986
2006  .      24.206        30.194            8         24.241        30.253            7         16.986        21.209
2007  .      30.194        41.137            8         30.253        41.238            9         21.209        28.925
2008  .      41.137        19.550            9         41.238        19.608            8         28.925        13.760
---------    ------        --------        ---         ------        --------       ----         ------        --------
Delaware VIP High Yield Series
1998  .
1999  .
2000  .
2001  .      10.000        10.309(1)         1         10.000        10.311(1)         1***      10.000        10.313(1)
2002  .      10.309        10.307           13         10.311        10.315            2         10.313        10.322
2003  .      10.307        13.039           51         10.315        13.055           42         10.322        13.071
2004  .      13.039        14.625           46         13.055        14.650           50         13.071        14.675
2005  .      14.625        14.866           46         14.650        14.899           48         14.675        14.932
2006  .      14.866        16.406           38         14.899        16.451           23         14.932        16.495
2007  .      16.406        16.549           24         16.451        16.602           23         16.495        16.655
2008  .      16.549        12.301           23         16.602        12.347           19         16.655        12.393
---------    ------        --------        ---         ------        --------       ----         ------        --------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                                                                   Accumulation unit
                          Accumulation unit value                        value
            Number of   ---------------------------   Number of   --------------------   Number of
           accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
              units      of period       period         units      of period   period      units
          ------------- ----------- --------------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Growth-Income Fund
1998  .                     N/A          N/A             N/A
1999  .                     N/A          N/A             N/A
2000  .                    10.000        11.279**       1,269
2001  .         21         11.279        11.407         4,314
2002  .        333         11.407         9.185         7,545
2003  .        526          9.185        11.994         4,400        10.817    12.312       751
2004  .        546         11.994        13.055         6,929        12.312    13.413     2,255
2005  .        498         13.055        13.624         6,890        13.413    14.012     2,484
2006  .        455         13.624        15.477         6,695        14.012    15.934     2,323
2007  .        428         15.477        16.031         5,983        15.934    16.521     2,115
2008  .        375         16.031         9.825         5,045        16.521    10.136     1,799
---------      ---         ------        ------         -----        ------    ------     -----
American Funds International Fund
1998  .                     N/A          N/A             N/A
1999  .                     N/A          N/A             N/A
2000  .                    10.000         6.845**       1,907
2001  .          9          6.845         5.407         3,660
2002  .        128          5.407         4.541         4,553
2003  .        196          4.541         6.038         1,896        10.748    13.219       108
2004  .        201          6.038         7.104         3,302        13.219    15.569       425
2005  .        117          7.104         8.512         3,720        15.569    18.673       478
2006  .        118          8.512         9.987         3,826        18.673    21.930       466
2007  .        117          9.987        11.820         3,591        21.930    25.981       450
2008  .         80         11.820         6.746         3,202        25.981    14.842       397
---------      ---         ------        ------         -----        ------    ------     -----
Delaware VIP Capital Reserves
2005  .        N/A          9.922         9.936            11        10.015     9.940         1***
2006  .        N/A          9.936        10.222            17         9.940    10.237         7
2007  .          1         10.222        10.506            23        10.237    10.532         7
2008  .        N/A         10.506        10.293            74        10.532    10.329        13
---------      ---         ------        ------         -----        ------    ------     -----
Delaware VIP Diversified Income Series
2004  .         18         10.000        10.888           204        10.041    10.895        63
2005  .         21         10.888        10.673           337        10.895    10.690       113
2006  .         68         10.673        11.321           459        10.690    11.351       131
2007  .         71         11.321        11.992           545        11.351    12.035       119
2008  .         48         11.992        11.246           572        12.035    11.298       137
---------      ---         ------        ------         -----        ------    ------     -----
Delaware VIP Emerging Markets Series(4)
2004  .          4         10.103        13.584            32        10.271    13.592         4
2005  .         21         13.584        17.027           147        13.592    17.054        22
2006  .         23         17.027        21.293           153        17.054    21.347        29
2007  .         22         21.293        29.082           167        21.347    29.186        35
2008  .          8         29.082        13.856           164        29.186    13.919        22
---------      ---         ------        ------         -----        ------    ------     -----
Delaware VIP High Yield Series
1998  .                     N/A          N/A             N/A
1999  .                     N/A          N/A             N/A
2000  .                     N/A          N/A             N/A
2001  .          2         10.000        10.317(1)          1
2002  .         24         10.317        10.341           153
2003  .         68         10.341        13.114           600        10.208    11.092       104
2004  .         71         13.114        14.746           752        11.092    12.484       292
2005  .         71         14.746        15.027           642        12.484    12.734       288
2006  .         49         15.027        16.625           582        12.734    14.103       243
2007  .         42         16.625        16.811           531        14.103    14.275       213
2008  .         28         16.811        12.528           400        14.275    10.649       183
---------      ---         ------        --------       -----        ------    ------     -----

                    with EEB and Step-Up                            with EEB                         with Step-Up
          ----------------------------------------- ----------------------------------------- ---------------------------
            Accumulation unit value                   Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of   ---------------------------
           Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
           of period       period         units      of period       period         units      of period       period
          ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP REIT Series
1998  .
1999  .
2000  .
2001  .      10.000        10.704(1)         1         10.000        10.707(1)         1***      10.000        10.708(1)
2002  .      10.704        10.989           18         10.707        10.997           11         10.708        11.006
2003  .      10.989        14.455           57         10.997        14.473           37         11.006        14.491
2004  .      14.455        18.639           48         14.473        18.671           55         14.491        18.704
2005  .      18.639        19.592           49         18.671        19.635           55         18.704        19.679
2006  .      19.592        25.500           41         19.635        25.569           52         19.679        25.640
2007  .      25.500        21.527           22         25.569        21.596           43         25.640        21.666
2008  .      21.527        13.702           19         21.596        13.753           39         21.666        13.805
---------    ------        --------         --         ------        --------         --         ------        --------
Delaware VIP Small Cap Value Series
1998  .
1999  .
2000  .
2001  .      10.000        11.798(1)         1         10.000        11.799(1)         2         10.000        11.801(1)
2002  .      11.798        10.940           28         11.799        10.947           15         11.801        10.954
2003  .      10.940        15.245           50         10.947        15.262           35         10.954        15.280
2004  .      15.245        18.169           49         15.262        18.199           46         15.280        18.229
2005  .      18.169        19.507           58         18.199        19.548           45         18.229        19.590
2006  .      19.507        22.235           49         19.548        22.294           44         19.590        22.353
2007  .      22.235        20.376           42         22.294        20.440           34         22.353        20.504
2008  .      20.376        14.016           32         20.440        14.067           24         20.504        14.118
---------    ------        --------         --         ------        --------         --         ------        --------
Delaware VIP Trend Series
1998  .
1999  .
2000  .
2001  .      10.000        12.792(1)         2         10.000        12.794(1)         1         10.000        12.795(1)
2002  .      12.792        10.058           15         12.794        10.064           10         12.795        10.070
2003  .      10.058        13.335           39         10.064        13.351           37         10.070        13.365
2004  .      13.335        14.733           43         13.351        14.757           39         13.365        14.780
2005  .      14.733        15.305           31         14.757        15.338           32         14.780        15.370
2006  .      15.305        16.159           28         15.338        16.202           31         15.370        16.244
2007  .      16.159        17.557           23         16.202        17.613           25         16.244        17.666
2008  .      17.557         9.177           18         17.613         9.211           18         17.666         9.243
---------    ------        --------         --         ------        --------         --         ------        --------
Delaware VIP US Growth Series
1998  .
1999  .
2000  .
2001  .      10.000        11.643(1)         1***      10.000        11.645(1)         1***      10.000        11.646(1)
2002  .      11.643         8.101            2          N/A          N/A            N/A          11.646         8.110
2003  .       8.101         9.830            3          8.511         9.851           12          8.110         9.851
2004  .       9.830         9.962            3          9.851         9.988           15          9.851         9.993
2005  .       9.962        11.211            6          9.988        11.246           14          9.993        11.257
2006  .      11.211        11.254            3         11.246        11.296           13         11.257        11.313
2007  .      11.254        12.440            3         11.296        12.492           11         11.313        12.517
2008  .      12.440         6.992            2         12.492         7.025            8         12.517         7.042
---------    ------        --------         --         ------        --------       ----         ------        --------
Delaware VIP Value Series
1998  .
1999  .
2000  .
2001  .      10.000        11.099(1)         1***      10.000        11.100(1)         1***      10.000        11.103(1)
2002  .      11.099         8.864            3         11.100         8.869            1         11.103         8.875
2003  .       8.864        11.169           11          8.869        11.182           14          8.875        11.195
2004  .      11.169        12.589           11         11.182        12.610           17         11.195        12.631
2005  .      12.589        13.100           28         12.610        13.128           20         12.631        13.157
2006  .      13.100        15.952           20         13.128        15.994           22         13.157        16.037
2007  .      15.952        15.221           13         15.994        15.269           21         16.037        15.317
2008  .      15.221         9.946           12         15.269         9.982           19         15.317        10.018
---------    ------        --------         --         ------        --------       ----         ------        --------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                                                                   Accumulation unit
                          Accumulation unit value                        value
            Number of   ---------------------------   Number of   --------------------   Number of
           accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
              units      of period       period         units      of period   period      units
          ------------- ----------- --------------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP REIT Series
1998  .                     N/A          N/A            N/A
1999  .                     N/A          N/A            N/A
2000  .                     N/A          N/A            N/A
2001  .          3         10.000        10.711(1)         4
2002  .         63         10.711        11.025          229
2003  .         81         11.025        14.539          506        10.399     12.212        68
2004  .         84         14.539        18.793          700        12.212     15.802       153
2005  .         68         18.793        19.803          644        15.802     16.668       157
2006  .         48         19.803        25.840          606        16.668     21.771       142
2007  .         41         25.840        21.868          443        21.771     18.442       117
2008  .         32         21.868        13.955          339        18.442     11.781       102
---------       --         ------        --------       ----        ------     ------       ---
Delaware VIP Small Cap Value Series
1998  .                     N/A          N/A            N/A
1999  .                     N/A          N/A            N/A
2000  .                     N/A          N/A            N/A
2001  .          2         10.000        11.807(1)         8
2002  .         71         11.807        10.976          299
2003  .         95         10.976        15.333          667        10.703     13.184        76
2004  .         97         15.333        18.319          878        13.184     15.767       194
2005  .         64         18.319        19.717          866        15.767     16.988       213
2006  .         52         19.717        22.532          829        16.988     19.432       217
2007  .         43         22.532        20.699          724        19.432     17.869       190
2008  .         36         20.699        14.274          583        17.869     12.335       149
---------       --         ------        --------       ----        ------     ------       ---
Delaware VIP Trend Series
1998  .                     N/A          N/A            N/A
1999  .                     N/A          N/A            N/A
2000  .                     N/A          N/A            N/A
2001  .          5         10.000        12.801(1)         6
2002  .         47         12.801        10.090          229
2003  .         53         10.090        13.412          524        11.056     12.566        52
2004  .         63         13.412        14.854          735        12.566     13.931       160
2005  .         50         14.854        15.470          628        13.931     14.523       160
2006  .         42         15.470        16.374          614        14.523     15.387       146
2007  .         38         16.374        17.835          524        15.387     16.777       132
2008  .         28         17.835         9.346          394        16.777      8.800       110
---------       --         ------        --------       ----        ------     ------       ---
Delaware VIP US Growth Series
1998  .                     N/A          N/A            N/A
1999  .                     N/A          N/A            N/A
2000  .                     N/A          N/A            N/A
2001  .          1***      10.000        11.652(1)         1***
2002  .          3         11.652         8.127            7
2003  .          8          8.127         9.886           65        10.337     11.484         4
2004  .          9          9.886        10.044          198        11.484     11.679        55
2005  .          8         10.044        11.331          195        11.679     13.189        48
2006  .          8         11.331        11.404          175        13.189     13.287        44
2007  .         10         11.404        12.637          163        13.287     14.738        37
2008  .         10         12.637         7.121          137        14.738      8.313        32
---------       --         ------        --------       ----        ------     ------       ---
Delaware VIP Value Series
1998  .                     N/A          N/A            N/A
1999  .                     N/A          N/A            N/A
2000  .                     N/A          N/A            N/A
2001  .          1***      10.000        11.107(1)         1***
2002  .         17         11.107         8.893           36
2003  .         28          8.893        11.234           92        11.097     12.064        27
2004  .         30         11.234        12.694          197        12.064     13.645        83
2005  .         51         12.694        13.242          268        13.645     14.249        83
2006  .         55         13.242        16.166          360        14.249     17.411        85
2007  .         54         16.166        15.463          406        17.411     16.672        77
2008  .         22         15.463        10.129          303        16.672     10.932        68
---------       --         ------        --------       ----        ------     ------       ---

                    with EEB and Step-Up                            with EEB                         with Step-Up
          ----------------------------------------- ----------------------------------------- ---------------------------
            Accumulation unit value                   Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of   ---------------------------
           Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
           of period       period         units      of period       period         units      of period       period
          ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
DWS VIP Equity 500 Index
1998  .
1999  .
2000  .
2001  .      10.000        11.280(1)         1***      10.000        10.491(2)        12         10.000        11.285(1)
2002  .      11.280         8.620           11         10.491         8.020           30         11.285         8.631
2003  .       8.620        10.866           15          8.020        10.116           22          8.631        10.891
2004  .      10.866        11.820           21         10.116        11.010           25         10.891        11.859
2005  .      11.820        12.170           15         11.010        11.342           27         11.859        12.223
2006  .      12.170        13.829           13         11.342        12.894           29         12.223        13.903
2007  .      13.829        14.324            8         12.894        13.361           29         13.903        14.414
2008  .      14.324         8.855            5         13.361         8.264           26         14.414         8.920
---------    ------        --------         --         ------        --------         --         ------        --------
DWS VIP Small Cap Index
1998  .
1999  .
2000  .
2001  .      10.000        12.116(1)         1***      10.000        12.117(1)         1***      10.000        12.118(1)
2002  .      12.116         9.464            3         12.117         9.470            1***      12.118         9.475
2003  .       9.464        13.632            4          9.470        13.647            3          9.475        13.661
2004  .      13.632        15.790            3         13.647        15.815            5         13.661        15.840
2005  .      15.790        16.193            4         15.815        16.227            4         15.840        16.261
2006  .      16.193        18.714            4         16.227        18.763            8         16.261        18.811
2007  .      18.714        18.058            4         18.763        18.114            5         18.811        18.170
2008  .      18.058        11.701            4         18.114        11.743            5         18.170        11.785
---------    ------        --------         --         ------        --------         --         ------        --------
Fidelity VIP Contrafund Portfolio
1998  .
1999  .
2000  .
2001  .      10.000        10.938(1)         1***      10.000        10.939(1)         1***      10.000        10.941(1)
2002  .      10.938         9.725            4         10.939         9.730            3         10.941         9.737
2003  .       9.725        12.263           30          9.730        12.275           49          9.737        12.291
2004  .      12.263        13.891           24         12.275        13.912           76         12.291        13.937
2005  .      13.891        15.940           45         13.912        15.972           80         13.937        16.008
2006  .      15.940        17.471           36         15.972        17.515           90         16.008        17.564
2007  .      17.471        20.159           37         17.515        20.219           80         17.564        20.286
2008  .      20.159        11.363           35         20.219        11.403           67         20.286        11.447
---------    ------        --------         --         ------        --------         --         ------        --------
Fidelity VIP Equity-Income Portfolio
1998  .
1999  .
2000  .
2001  .      10.000        11.098(1)         3         10.000        11.100(1)         1***      10.000        11.102(1)
2002  .      11.098         9.044           21         11.100         9.050            3         11.102         9.056
2003  .       9.044        11.568           46          9.050        11.580           35          9.056        11.595
2004  .      11.568        12.656           53         11.580        12.677           66         11.595        12.699
2005  .      12.657        13.143           59         12.677        13.171           66         12.699        13.200
2006  .      13.143        15.504           51         13.171        15.545           75         13.200        15.587
2007  .      15.504        15.445           40         15.545        15.492           79         15.587        15.543
2008  .      15.445         8.688           34         15.492         8.719           75         15.543         8.752
---------    ------        --------         --         ------        --------         --         ------        --------
Fidelity VIP Growth Portfolio
1998  .
1999  .
2000  .
2001  .      10.000        11.775(1)         1***      10.000        11.777(1)         1***      10.000        11.778(1)
2002  .      11.775         8.073            4         11.777         8.078            2         11.778         8.083
2003  .       8.073        10.525           17          8.078        10.537            4          8.083        10.549
2004  .      10.525        10.676           25         10.537        10.694            4         10.549        10.711
2005  .      10.676        11.079           25         10.694        11.103            7         10.711        11.126
2006  .      11.079        11.614           24         11.103        11.645            7         11.126        11.675
2007  .      11.614        14.470           15         11.645        14.515            6         11.675        14.560
2008  .      14.470         7.499           15         14.515         7.527            7         14.560         7.554
---------    ------        --------         --         ------        --------         --         ------        --------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                                                                   Accumulation unit
                          Accumulation unit value                        value
            Number of   ---------------------------   Number of   --------------------   Number of
           accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
              units      of period       period         units      of period   period      units
          ------------- ----------- --------------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
DWS VIP Equity 500 Index
1998  .                    10.000        10.353*          91
1999  .                    10.353        12.299        3,761
2000  .                    12.299        11.008        5,905
2001  .          1***      11.008         9.533        6,274
2002  .         10          9.533         7.302        5,366
2003  .         48          7.302         9.229          310        10.693     12.078        27
2004  .         32          9.229        10.064          371        12.078     13.185        88
2005  .         31         10.064        10.388          339        13.185     13.623        76
2006  .         36         10.388        11.834          325        13.623     15.534        68
2007  .         28         11.834        12.287          293        15.534     16.146        66
2008  .         19         12.287         7.615          229        16.146     10.016        34
---------       --         ------        ------        -----        ------     ------        --
DWS VIP Small Cap Index
1998  .                     N/A          N/A            N/A
1999  .                     N/A          N/A            N/A
2000  .                     N/A          N/A            N/A
2001  .          1***      10.000        12.124(1)         1***
2002  .          5         12.124         9.494           17
2003  .          7          9.494        13.708           52        11.993     13.582        11
2004  .          8         13.708        15.918           92        13.582     15.787        20
2005  .          9         15.918        16.366          105        15.787     16.247        26
2006  .         20         16.366        18.961          109        16.247     18.842        28
2007  .         19         18.961        18.342           92        18.842     18.246        27
2008  .          8         18.342        11.915           77        18.246     11.864        23
---------       --         ------        --------      -----        ------     ------        --
Fidelity VIP Contrafund Portfolio
1998  .                     N/A          N/A            N/A
1999  .                     N/A          N/A            N/A
2000  .                     N/A          N/A            N/A
2001  .          1***      10.000        10.946(1)         1
2002  .         17         10.946         9.757          121
2003  .         37          9.757        12.334          384        10.435     12.276        62
2004  .         69         12.334        14.007          727        12.276     13.954       226
2005  .         88         14.007        16.113          878        13.954     16.069       313
2006  .        101         16.113        17.705          957        16.069     17.674       312
2007  .         94         17.705        20.480          887        17.674     20.465       268
2008  .         57         20.480        11.574          730        20.465     11.577       229
---------      ---         ------        --------      -----        ------     ------       ---
Fidelity VIP Equity-Income Portfolio
1998  .                     N/A          N/A            N/A
1999  .                     N/A          N/A            N/A
2000  .                     N/A          N/A            N/A
2001  .          1***      10.000        11.107(1)         4
2002  .         22         11.107         9.074          225
2003  .         54          9.074        11.635          559        10.739     12.419        51
2004  .         57         11.635        12.762          721        12.419     13.636       307
2005  .         50         12.762        13.285          682        13.636     14.209       306
2006  .         56         13.285        15.711          655        14.209     16.821       299
2007  .         43         15.711        15.690          600        16.821     16.815       274
2008  .         29         15.690         8.848          473        16.815      9.492       225
---------      ---         ------        --------      -----        ------     ------       ---
Fidelity VIP Growth Portfolio
1998  .                     N/A          N/A            N/A
1999  .                     N/A          N/A            N/A
2000  .                     N/A          N/A            N/A
2001  .          1***      10.000        11.783(1)        12
2002  .          6         11.783         8.099           84
2003  .         15          8.099        10.585          167        10.891     12.308         7
2004  .         18         10.585        10.764          190        12.308     12.528        53
2005  .         23         10.764        11.198          187        12.528     13.047        42
2006  .         23         11.198        11.768          164        13.047     13.725        44
2007  .         15         11.768        14.699          158        13.725     17.159        39
2008  .          9         14.699         7.637          141        17.159      8.925        38
---------      ---         ------        --------      -----        ------     ------       ---

                    with EEB and Step-Up                            with EEB                         with Step-Up
          ----------------------------------------- ----------------------------------------- ---------------------------
            Accumulation unit value                   Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of   ---------------------------
           Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
           of period       period         units      of period       period         units      of period       period
          ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity VIP Mid Cap
2005  .      10.237        11.564            1         10.000        11.568            1         10.182        11.571
2006  .      11.564        12.786            5         11.568        12.796           17         11.571        12.806
2007  .      12.786        14.506            7         12.796        14.524           13         12.806        14.543
2008  .      14.506         8.617            5         14.524         8.632            8         14.543         8.648
---------    ------        ------            -         ------        ------           --         ------        ------
Fidelity VIP Overseas Portfolio
1998  .
1999  .
2000  .
2001  .      10.000        10.902(1)         1***      10.000        10.903(1)         1***      10.000        10.905(1)
2002  .      10.902         8.528            1***      10.903         8.534            1***      10.905         8.540
2003  .       8.528        11.999            7         10.476        12.017            1          8.540        12.028
2004  .      11.999        13.374           11         12.017        13.401            9         12.028        13.419
2005  .      13.374        15.626           16         13.401        15.665           13         13.419        15.695
2006  .      15.626        18.102           16         15.665        18.156            9         15.695        18.200
2007  .      18.102        20.843           11         18.156        20.915            7         18.200        20.976
2008  .      20.843        11.490            9         20.915        11.535            5         20.976        11.575
---------    ------        --------         --         ------        --------         --         ------        --------
FTVIPT Franklin Income Securities
2006  .       N/A          N/A            N/A          10.438        11.225            3          N/A          N/A
2007  .      11.375        11.453           30         11.225        11.462           14         11.474        11.471
2008  .      11.453         7.925            7         11.462         7.935           13         11.471         7.945
---------    ------        --------       ----         ------        --------         --         ------        --------
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
1998  .
1999  .
2000  .
2001  .      10.000        12.296(1)         2         10.000        12.298(1)         4         10.000        12.301(1)
2002  .      12.296         8.625           12         12.298         8.631           10         12.301         8.637
2003  .       8.625        11.644           29          8.631        11.658           15          8.637        11.672
2004  .      11.644        12.768           21         11.658        12.789           16         11.672        12.811
2005  .      12.768        13.160           20         12.789        13.189           15         12.811        13.218
2006  .      13.160        14.070           19         13.189        14.108           15         13.218        14.146
2007  .      14.070        15.396           17         14.108        15.445           15         14.146        15.494
2008  .      15.396         8.708           14         15.445         8.740           13         15.494         8.773
---------    ------        --------       ----         ------        --------         --         ------        --------
FTVIPT Mutual Shares Securities
2006  .      10.492        11.267            4         10.134        11.270            5         11.151        11.274
2007  .      11.267        11.467            5         11.270        11.477           12         11.274        11.486
2008  .      11.467         7.093            2         11.477         7.104           10         11.486         7.112
---------    ------        --------       ----         ------        --------         --         ------        --------
FTVIPT Templeton Global Income Securities
2005  .       9.944         9.873            4          N/A          N/A            N/A           9.763         9.879
2006  .       9.873        10.952            5         10.217        10.960            2          9.879        10.969
2007  .      10.952        11.958            5         10.960        11.973            6         10.969        11.988
2008  .      11.958        12.492            6         11.973        12.514            5         11.988        12.537
---------    ------        --------       ----         ------        --------       ----         ------        --------
FTVIPT Templeton Growth Securities Fund
1998  .
1999  .
2000  .
2001  .      10.000        11.171(1)         1***      10.000        11.172(1)         2         10.000        11.177(1)
2002  .      11.171         8.956            6         11.172         8.962            8         11.177         8.969
2003  .       8.956        11.641           18          8.962        11.654           25          8.969        11.670
2004  .      11.641        13.285           19         11.654        13.307           34         11.670        13.332
2005  .      13.285        14.226           20         13.307        14.256           35         13.332        14.290
2006  .      14.226        17.045           17         14.256        17.090           36         14.290        17.139
2007  .      17.045        17.160           15         17.090        17.213           31         17.139        17.271
2008  .      17.160         9.735           12         17.213         9.770           28         17.271         9.808
---------    ------        --------       ----         ------        --------       ----         ------        --------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                                                                   Accumulation unit
                          Accumulation unit value                        value
            Number of   ---------------------------   Number of   --------------------   Number of
           accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
              units      of period       period         units      of period   period      units
          ------------- ----------- --------------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity VIP Mid Cap
2005  .         15         10.000        11.581            72        10.145    11.587        32
2006  .         10         11.581        12.836           211        11.587    12.856        77
2007  .         10         12.836        14.599           181        12.856    14.637        78
2008  .         18         14.599         8.694           212        14.637     8.725        57
---------       --         ------        ------           ---        ------    ------        --
Fidelity VIP Overseas Portfolio
1998  .                     N/A          N/A             N/A
1999  .                     N/A          N/A             N/A
2000  .                     N/A          N/A             N/A
2001  .          1***      10.000        10.910(1)          5
2002  .          8         10.910         8.557            23
2003  .         16          8.557        12.069            63        11.430    14.211         4
2004  .         12         12.069        13.486           194        14.211    15.895        57
2005  .          9         13.486        15.796           227        15.895    18.637        60
2006  .         13         15.796        18.345           220        18.637    21.665        56
2007  .         11         18.345        21.175           183        21.665    25.033        54
2008  .          7         21.175        11.702           187        25.033    13.847        52
---------       --         ------        --------        ----        ------    ------        --
FTVIPT Franklin Income Securities
2006  .       N/A           9.990        11.239           103        10.106    11.246        16
2007  .          3         11.239        11.499           353        11.246    11.518        37
2008  .         11         11.499         7.976           342        11.518     7.997        60
---------     ----         ------        --------        ----        ------    ------        --
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
1998  .                     N/A          N/A             N/A
1999  .                     N/A          N/A             N/A
2000  .                    10.000         7.540**         834
2001  .          1          7.540         6.301         1,471
2002  .         14          6.301         4.431         1,735
2003  .         25          4.431         5.997           495        10.959    12.971        19
2004  .         19          5.997         6.592           747        12.971    14.273        55
2005  .         13          6.592         6.812           787        14.273    14.763        51
2006  .         12          6.812         7.301           760        14.763    15.839        51
2007  .          9          7.301         8.009           678        15.839    17.392        44
2008  .         14          8.009         4.541           537        17.392     9.872        43
---------     ----         ------        --------       -----        ------    ------        --
FTVIPT Mutual Shares Securities
2006  .          1***       9.899        11.284            68        10.057    11.291        24
2007  .         18         11.284        11.514           223        11.291    11.532        45
2008  .          7         11.514         7.141           244        11.532     7.159        39
---------     ----         ------        --------       -----        ------    ------        --
FTVIPT Templeton Global Income Securities
2005  .          4          9.952         9.887            26         9.912     9.893        11
2006  .          8          9.887        10.995            95         9.893    11.012        20
2007  .         18         10.995        12.035           153        11.012    12.066        24
2008  .         35         12.035        12.604           338        12.066    12.649        75
---------     ----         ------        --------       -----        ------    ------        --
FTVIPT Templeton Growth Securities Fund
1998  .                     N/A          N/A             N/A
1999  .                     N/A          N/A             N/A
2000  .                    10.000        11.029**         155
2001  .          1***      11.029        10.733           376
2002  .         18         10.733         8.627           609
2003  .         24          8.627        11.241           326        10.803    12.709        44
2004  .         25         11.241        12.861           451        12.709    14.555       104
2005  .         23         12.861        13.806           508        14.555    15.641       105
2006  .         21         13.806        16.583           528        15.641    18.806       112
2007  .         17         16.583        16.737           495        18.806    18.998       103
2008  .         15         16.737         9.519           419        18.998    10.816        83
---------     ----         ------        --------       -----        ------    ------       ---

                    with EEB and Step-Up                            with EEB                         with Step-Up
          ----------------------------------------- ----------------------------------------- ---------------------------
            Accumulation unit value                   Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of   ---------------------------
           Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
           of period       period         units      of period       period         units      of period       period
          ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
Janus Aspen Balanced Portfolio
1998  .
1999  .
2000  .
2001  .      10.000        10.661(1)         1***      10.000        10.662(1)         1***      10.000        10.665(1)
2002  .      10.661         9.786            7         10.662         9.793            1         10.665         9.800
2003  .       9.786        10.947           38          9.793        10.960           20          9.800        10.973
2004  .      10.947        11.660           24         10.960        11.680           46         10.973        11.701
2005  .      11.660        12.348           31         11.680        12.376           43         11.701        12.403
2006  .      12.348        13.411           26         12.376        13.448           43         12.403        13.484
2007  .      13.411        14.549           22         13.448        14.596           35         13.484        14.643
2008  .      14.549        12.012           19         14.596        12.057           37         14.643        12.102
---------    ------        --------         --         ------        --------         --         ------        --------
Janus Aspen Mid Cap Growth Portfolio
1998  .
1999  .
2000  .
2001  .      10.000        11.386(1)         1***      10.000        11.387(1)         1***      10.000        11.389(1)
2002  .      11.386         8.047            2         11.387         8.052            2         11.389         8.058
2003  .       8.047        10.667            2          8.052        10.679            5          8.058        10.692
2004  .      10.667        12.640            2         10.679        12.662           10         10.692        12.683
2005  .      12.640        13.929            2         12.662        13.959           10         12.683        13.990
2006  .      13.929        15.524            2         13.959        15.566            8         13.990        15.608
2007  .      15.524        18.590            2         15.566        18.649            9         15.608        18.709
2008  .      18.590        10.266            1         18.649        10.304            7         18.709        10.342
---------    ------        --------         --         ------        --------         --         ------        --------
Janus Aspen Worldwide Growth Portfolio
1998  .
1999  .
2000  .
2001  .      10.000        11.512(1)         1***      10.000        11.513(1)         1***      10.000        11.514(1)
2002  .      11.512         8.412            1         11.513         8.417            6         11.514         8.422
2003  .       8.412        10.234            3          8.417        10.245            5          8.422        10.256
2004  .      10.234        10.522            2         10.245        10.539            5         10.256        10.556
2005  .      10.522        10.926            3         10.539        10.949            5         10.556        10.972
2006  .      10.926        12.675            3         10.949        12.708            4         10.972        12.741
2007  .      12.675        13.635            1         12.708        13.678            4         12.741        13.720
2008  .      13.635         7.402            1         13.678         7.429            1         13.720         7.456
---------    ------        --------         --         ------        --------         --         ------        --------
Lincoln VIP Baron Growth Opportunities(6)
2006  .       N/A          N/A            N/A           N/A          N/A            N/A          10.764        10.623
2007  .      11.522        10.800            1*        11.133        10.808            1         10.623        10.817
2008  .      10.800         6.465            1*        10.808         6.474            1*        10.817         6.482
---------    ------        --------       ----         ------        --------       ----         ------        --------
Lincoln VIP Capital Growth
2007  .       N/A          N/A            N/A          10.195        10.704            1*         N/A          N/A
2008  .       N/A          N/A            N/A          10.704         6.138            1*         N/A          N/A
---------    ------        --------       ----         ------        --------       ----         ------        --------
Lincoln VIP Cohen & Steers Global Real Estate
2007  .       9.557         8.218            6          9.275         8.221            2          9.509         8.223
2008  .       8.218         4.674            9          8.221         4.678            3          8.223         4.682
---------    ------        --------       ----         ------        --------       ----         ------        --------
Lincoln VIP Columbia Value Opportunities
2007  .       N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
2008  .       N/A          N/A            N/A           8.620         6.067            2          N/A          N/A
---------    ------        --------       ----         ------        --------       ----         ------        --------
Lincoln VIP Core Fund(3)
2005  .       N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
2006  .      10.629        11.454            1          N/A          N/A            N/A           N/A          N/A
---------    ------        --------       ----         ------        --------       ----         ------        --------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                                                                   Accumulation unit
                          Accumulation unit value                        value
            Number of   ---------------------------   Number of   --------------------   Number of
           accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
              units      of period       period         units      of period   period      units
          ------------- ----------- --------------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Janus Aspen Balanced Portfolio
1998  .                     N/A          N/A             N/A
1999  .                     N/A          N/A             N/A
2000  .                     N/A          N/A             N/A
2001  .          3         10.000        10.669(1)         3
2002  .         41         10.669         9.819          310
2003  .         90          9.819        11.011          659        10.208     10.863        47
2004  .         85         11.011        11.758          668        10.863     11.612       115
2005  .         82         11.758        12.483          593        11.612     12.340       119
2006  .         58         12.483        13.591          503        12.340     13.450       107
2007  .         48         13.591        14.781          428        13.450     14.642       104
2008  .         37         14.781        12.235          364        14.642     12.131        81
---------       --         ------        --------        ---        ------     ------       ---
Janus Aspen Mid Cap Growth Portfolio
1998  .                     N/A          N/A             N/A
1999  .                     N/A          N/A             N/A
2000  .                     N/A          N/A             N/A
2001  .          1***      10.000        11.394(1)         1
2002  .          4         11.394         8.073           14
2003  .          4          8.073        10.729           35        10.848     12.428         7
2004  .          5         10.729        12.746           94        12.428     14.780        16
2005  .          5         12.746        14.080           93        14.780     16.343        12
2006  .          4         14.080        15.732           81        16.343     18.279        10
2007  .          4         15.732        18.886           74        18.279     21.966        10
2008  .          4         18.886        10.455           64        21.966     12.173        11
---------       --         ------        --------        ---        ------     ------       ---
Janus Aspen Worldwide Growth Portfolio
1998  .                     N/A          N/A             N/A
1999  .                     N/A          N/A             N/A
2000  .                     N/A          N/A             N/A
2001  .          1***      10.000        11.520(1)         2
2002  .         11         11.520         8.439           89
2003  .         11          8.439        10.292          124        11.070     12.228         4
2004  .          5         10.292        10.609          122        12.228     12.617        11
2005  .          4         10.609        11.044          110        12.617     13.147         8
2006  .          3         11.044        12.843          105        13.147     15.305         8
2007  .          3         12.843        13.851          101        15.305     16.522         7
2008  .          3         13.851         7.538           89        16.522      9.001         5
---------       --         ------        --------        ---        ------     ------       ---
Lincoln VIP Baron Growth Opportunities(6)
2006  .          1***       9.473        10.632            4          N/A        N/A        N/A
2007  .          1         10.632        10.843           23        11.264     10.861         3
2008  .          8         10.843         6.508           43        10.861      6.525         7
---------       --         ------        --------        ---        ------     ------       ---
Lincoln
VIP
Capital
Growth
2007  .       N/A          10.601        10.717            2          N/A        N/A        N/A
2008  .       N/A          10.717         6.158            2          N/A        N/A        N/A
---------     ----         ------        --------        ---        ------     ------       ---
Lincoln
VIP Cohen
& Steers
Global
Real
Estate
2007  .          1          9.510         8.231           48         9.403      8.236         2
2008  .          4          8.231         4.693           89         8.236      4.701         6
---------     ----         ------        --------        ---        ------     ------       ---
Lincoln
VIP
Columbia
Value
Opportuni
2007  .       N/A          10.204         9.370            3         9.371      9.375         1
2008  .       N/A           9.370         6.086            6         9.375      6.095         6
---------     ----         ------        --------        ---        ------     ------       ---
Lincoln VIP Core Fund(3)
2005  .       N/A          10.047        10.259            6          N/A        N/A        N/A
2006  .       N/A          10.259        11.499           24          N/A        N/A        N/A
---------     ----         ------        --------        ---        ------     ------       ---

                    with EEB and Step-Up                            with EEB                         with Step-Up
          ----------------------------------------- ----------------------------------------- ---------------------------
            Accumulation unit value                   Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of   ---------------------------
           Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
           of period       period         units      of period       period         units      of period       period
          ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP Delaware Bond
1998  .
1999  .
2000  .
2001  .      10.000        10.118(1)        21         10.000        10.101(2)        15         10.000        10.124(1)
2002  .      10.118        10.963          115         10.101        10.951          114         10.124        10.980
2003  .      10.963        11.569          189         10.951        11.561          203         10.980        11.599
2004  .      11.569        11.983          228         11.561        11.981          217         11.599        12.026
2005  .      11.983        12.098          191         11.981        12.102          224         12.026        12.154
2006  .      12.098        12.461          176         12.102        12.472          176         12.154        12.531
2007  .      12.461        12.925          136         12.472        12.942          174         12.531        13.010
2008  .      12.925        12.341          107         12.942        12.364          150         13.010        12.435
---------    ------        --------        ---         ------        --------        ---         ------        --------
Lincoln VIP Delaware Growth and Income
2005  .       N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
2006  .       N/A          N/A            N/A           N/A          N/A            N/A          10.784        11.444
2007  .       N/A          N/A            N/A           N/A          N/A            N/A          11.444        11.928
2008  .       N/A          N/A            N/A          10.231         7.504            3         11.928         7.517
---------    ------        --------       ----         ------        --------       ----         ------        --------
Lincoln VIP Delaware Social Awareness
1998  .
1999  .
2000  .
2001  .      10.000        11.512(1)         1***      10.000        11.513(1)         1***      10.000        11.515(1)
2002  .      11.512         8.817            3          N/A          N/A            N/A          11.515         8.827
2003  .       8.817        11.436            7          9.248        11.466            2          8.827        11.460
2004  .      11.436        12.678            7         11.466        12.717            9         11.460        12.717
2005  .      12.678        13.970           12         12.717        14.021            7         12.717        14.028
2006  .      13.970        15.433           11         14.021        15.496            7         14.028        15.512
2007  .      15.433        15.631            5         15.496        15.703            6         15.512        15.726
2008  .      15.631        10.084            5         15.703        10.136            6         15.726        10.156
---------    ------        --------       ----         ------        --------       ----         ------        --------
Lincoln VIP Delaware Special Opportunities
2007  .       N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
2008  .       N/A          N/A            N/A           9.042         5.681            1*         N/A          N/A
---------    ------        --------       ----         ------        --------       ----         ------        --------
Lincoln VIP FI Equity-Income
2005  .       N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
2006  .       N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
2007  .       N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
2008  .       N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
---------    ------        --------       ----         ------        --------       ----         ------        --------
Lincoln VIP Growth Fund(4)
2005  .       N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
2006  .       N/A          N/A            N/A          11.350        11.279            1***       N/A          N/A
---------    ------        --------       ----         ------        --------       ----         ------        --------
Lincoln VIP Growth Opportunities(5)
2005  .       N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
2006  .       N/A          N/A            N/A          12.505        12.375            1*         N/A          N/A
---------    ------        --------       ----         ------        --------       ----         ------        --------
Lincoln VIP Janus Capital Appreciation
1998  .
1999  .
2000  .
2001  .      10.000        11.623(1)         1***      10.000        11.625(1)         1***      10.000        11.626(1)
2002  .      11.623         8.348            1         11.625         8.353            1         11.626         8.358
2003  .       8.348        10.877            1          8.353        10.889            1          8.358        10.901
2004  .      10.877        11.264            1         10.889        11.282            2         10.901        11.300
2005  .      11.264        11.546            3         11.282        11.569            2         11.300        11.594
2006  .      11.546        12.455            2         11.569        12.487            3         11.594        12.520
2007  .       N/A          N/A            N/A          12.487        14.798            2         12.520        14.844
2008  .      14.476         8.587            1         14.798         8.618            2         14.844         8.649
---------    ------        --------       ----         ------        --------       ----         ------        --------
Lincoln VIP Marsico International Growth
2007  .       N/A          N/A            N/A          11.369        11.149            1          9.732        11.153
2008  .      10.439         5.584            1*        11.149         5.588            3         11.153         5.593
---------    ------        --------       ----         ------        --------       ----         ------        --------
Lincoln VIP MFS Value
2007  .       N/A          N/A            N/A          10.025         9.710            1*         N/A          N/A
2008  .       9.500         6.449            2          9.710         6.454            1*         8.938         6.459
---------    ------        --------       ----         ------        --------       ----         ------        --------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                                                                   Accumulation unit
                          Accumulation unit value                        value
            Number of   ---------------------------   Number of   --------------------   Number of
           accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
              units      of period       period         units      of period   period      units
          ------------- ----------- --------------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP Delaware Bond
1998  .                    10.000        10.095*           46
1999  .                    10.095         9.631         1,260
2000  .                     9.631        10.530         2,348
2001  .         19         10.530        11.334         5,439
2002  .        302         11.334        12.312        10,002
2003  .        398         12.312        13.025         2,682        10.165    10.049        286
2004  .        356         13.025        13.525         3,237        10.049    10.445        897
2005  .        343         13.525        13.689         3,147        10.445    10.582      1,024
2006  .        295         13.689        14.135         2,837        10.582    10.938      1,006
2007  .        297         14.135        14.697         2,630        10.938    11.384        955
2008  .        240         14.697        14.069         2,117        11.384    10.909        822
---------      ---         ------        ------        ------        ------    ------      -----
Lincoln VIP Delaware Growth and Income
2005  .       N/A          10.058        10.379             1         N/A        N/A        N/A
2006  .          8         10.379        11.471            10        10.569    11.489          5
2007  .          9         11.471        11.973            18        11.489    12.005          6
2008  .         10         11.973         7.557            25        12.005     7.584          1
---------     ----         ------        ------        ------        ------    ------      -----
Lincoln VIP Delaware Social Awareness
1998  .                     N/A          N/A            N/A
1999  .                     N/A          N/A            N/A
2000  .                     N/A          N/A            N/A
2001  .          1***      10.000        11.520(1)          1***
2002  .          9         11.520         8.845            11
2003  .         11          8.845        11.501            72        10.740    12.305         11
2004  .         11         11.501        12.782           205        12.305    13.689         81
2005  .         11         12.782        14.120           234        13.689    15.137         90
2006  .         11         14.120        15.638           204        15.137    16.781         83
2007  .         11         15.638        15.878           187        16.781    17.055         77
2008  .          9         15.878        10.269           155        17.055    11.042         72
---------     ----         ------        --------      ------        ------    ------      -----
Lincoln
VIP
Delaware
Special
Opportuni
2007  .       N/A           N/A          N/A            N/A           N/A        N/A        N/A
2008  .       N/A           8.895         5.700            11         8.901     5.709          1
---------     ----         ------        --------      ------        ------    ------      -----
Lincoln VIP FI Equity-Income
2005  .       N/A          10.039        10.487             9        10.040    10.493         15
2006  .       N/A          10.487        11.478            18        10.493    11.496         15
2007  .       N/A          11.478        11.782            18        11.496    11.812         14
2008  .       N/A          11.782         7.147            18        11.812     7.173         13
---------     ----         ------        --------      ------        ------    ------      -----
Lincoln VIP Growth Fund(4)
2005  .       N/A          10.126        10.834             1         N/A        N/A        N/A
2006  .       N/A          10.834        11.315             3        11.073    11.333          1
---------     ----         ------        --------      ------        ------    ------      -----
Lincoln VIP Growth Opportunities(5)
2005  .       N/A           N/A          N/A            N/A          10.243    11.462          3
2006  .       N/A          12.692        12.414             1        11.462    12.434          3
---------     ----         ------        --------      ------        ------    ------      -----
Lincoln VIP Janus Capital Appreciation
1998  .                     N/A          N/A            N/A
1999  .                     N/A          N/A            N/A
2000  .                     N/A          N/A            N/A
2001  .          1***      10.000        11.631(1)          1***
2002  .          4         11.631         8.374            12
2003  .          5          8.374        10.939            29        10.658    12.233          5
2004  .          4         10.939        11.357            43        12.233    12.713         14
2005  .          4         11.357        11.669            50        12.713    13.076         14
2006  .          3         11.669        12.620            44        13.076    14.155         14
2007  .          1         12.620        14.985            42        14.155    16.825         15
2008  .          1         14.985         8.745            40        16.825     9.828         13
---------     ----         ------        --------      ------        ------    ------      -----
Lincoln
VIP
Marsico
Internati
Growth
2007  .          4          9.838        11.163            18        11.383    11.170          1
2008  .          4         11.163         5.606            33        11.170     5.615          5
---------     ----         ------        --------      ------        ------    ------      -----
Lincoln
VIP MFS
Value
2007  .       N/A           9.683         9.721             1*        9.458     9.727          1
2008  .          4          9.721         6.475            37         9.727     6.485          5
---------     ----         ------        --------      ------        ------    ------      -----

                    with EEB and Step-Up                            with EEB                         with Step-Up
          ----------------------------------------- ----------------------------------------- ---------------------------
            Accumulation unit value                   Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of   ---------------------------
           Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
           of period       period         units      of period       period         units      of period       period
          ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP Mid-Cap Value
2007  .       N/A          N/A            N/A           9.601         8.638           1*          9.948         8.641
2008  .       N/A          N/A            N/A           8.638         5.028           1*          8.641         5.032
---------     --           ----           ---           -----         -----           -           -----         -----
Lincoln VIP Mondrian International Value
1998  .
1999  .
2000  .
2001  .      10.000        11.026(1)         1***      10.000        11.027(1)        1***       10.000        11.029(1)
2002  .      11.026         9.676            2         11.027         9.682           1          11.029         9.686
2003  .       9.676        13.478            7          9.682        13.494          10           9.686        13.506
2004  .      13.478        16.033            7         13.494        16.060          14          13.506        16.083
2005  .      16.033        17.749           12         16.060        17.788          16          16.083        17.822
2006  .      17.749        22.698           15         17.788        22.758          14          17.822        22.814
2007  .      22.698        24.891           14         22.758        24.970          14          22.814        25.043
2008  .      24.891        15.509           10         24.970        15.566          12          25.043        15.619
---------    ------        --------       ----         ------        --------        --          ------        --------
Lincoln VIP Money Market Fund
1998  .
1999  .
2000  .
2001  .      10.000        10.022(1)         9         10.000        10.029(2)       27          10.000        10.027(1)
2002  .      10.022         9.997           24         10.029        10.009          52          10.027        10.012
2003  .       9.997         9.900           27         10.009         9.917          61          10.012         9.925
2004  .       9.900         9.823           73          9.917         9.845          31           9.925         9.858
2005  .       9.823         9.932           39          9.845         9.959          53           9.858         9.977
2006  .       9.932        10.227           67          9.959        10.260          77           9.977        10.284
2007  .      10.227        10.559           37         10.260        10.598          83          10.284        10.628
2008  .      10.559        10.630          130         10.598        10.675         173          10.628        10.710
---------    ------        --------       ----         ------        --------       ---          ------        --------
Lincoln VIP SSgA Bond Index
2008  .      10.143        10.457            1         10.171        10.459          11          10.051        10.462
---------    ------        --------       ----         ------        --------       ---          ------        --------
Lincoln VIP SSgA Developed International 150
2008  .       9.374         6.259            1*         8.275         6.260           1           9.156         6.262
---------    ------        --------       ----         ------        --------       ---          ------        --------
Lincoln VIP SSgA Emerging Markets 100
2008  .       9.394         6.050            1*         7.881         6.052           1           9.874         6.053
---------    ------        --------       ----         ------        --------       ---          ------        --------
Lincoln VIP SSgA International Index
2008  .       9.572         6.395            1*         8.231         6.397           1           9.315         6.398
---------    ------        --------       ----         ------        --------       ---          ------        --------
Lincoln VIP SSgA Large Cap 100
2008  .       9.368         6.971            1*         9.735         6.973           2           9.558         6.975
---------    ------        --------       ----         ------        --------       ---          ------        --------
Lincoln VIP SSgA S&P 500 Index
2007  .      11.442        11.320            1          N/A          N/A            N/A           N/A          N/A
2008  .      11.320         6.976            1*         9.318         6.989           2           9.654         7.001
---------    ------        --------       ----         ------        --------       ---          ------        --------
Lincoln VIP SSgA Small Cap Index
2007  .       N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
2008  .       7.878         5.924            1*         8.517         5.929           3           8.357         5.934
---------    ------        --------       ----         ------        --------       ---          ------        --------
Lincoln VIP SSgA Small/Mid Cap 200
2008  .       9.188         7.222            1*        10.664         7.224           1*         10.018         7.225
---------    ------        --------       ----         ------        --------       ---          ------        --------
Lincoln VIP T. Rowe Price Growth Stock
2007  .       N/A          N/A            N/A          10.386         9.924           1*          N/A          N/A
2008  .       N/A          N/A            N/A           9.924         5.665           1*          8.553         5.670
---------    ------        --------       ----         ------        --------       ---          ------        --------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                                                                   Accumulation unit
                          Accumulation unit value                        value
            Number of   ---------------------------   Number of   --------------------   Number of
           accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
              units      of period       period         units      of period   period      units
          ------------- ----------- --------------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln
VIP
Mid-Cap
Value
2007  .          4          9.949         8.649           29          N/A        N/A        N/A
2008  .          4          8.649         5.044           27          N/A        N/A        N/A
---------        -          -----         -----           ---         --         ---
Lincoln VIP Mondrian International Value
1998  .                     N/A          N/A            N/A
1999  .                     N/A          N/A            N/A
2000  .                     N/A          N/A            N/A
2001  .          1***      10.000        11.034(1)         1***
2002  .          2         11.034         9.706           39
2003  .          7          9.706        13.554          132         11.006    13.177        19
2004  .         14         13.554        16.164          320         13.177    15.730       106
2005  .         30         16.164        17.939          355         15.730    17.474       118
2006  .         30         17.939        22.998          352         17.474    22.424       115
2007  .         29         22.998        25.283          294         22.424    24.678       101
2008  .         10         25.283        15.793          251         24.678    15.430        81
---------       --         ------        --------       -----        ------    ------       ---
Lincoln VIP Money Market Fund
1998  .                    10.000        10.034*         348
1999  .                    10.034        10.364         1,721
2000  .                    10.364        10.840         2,790
2001  .         27         10.840        11.119         5,801
2002  .        117         11.119        11.119         6,446
2003  .         79         11.119        11.039          723          9.994     9.956        58
2004  .        137         11.039        10.981          753          9.956     9.914       156
2005  .        144         10.981        11.131          839          9.914    10.058       174
2006  .        157         11.131        11.490         1,011        10.058    10.393       305
2007  .        149         11.490        11.892         1,153        10.393    10.768       385
2008  .        195         11.892        12.002         1,949        10.768    10.879       539
---------      ---         ------        --------       -----        ------    ------       ---
Lincoln
VIP SSgA
Bond
Index
2008  .          5         10.020        10.470           73         10.073    10.476        16
---------      ---         ------        --------       -----        ------    ------       ---
Lincoln
VIP SSgA
Developed
Internati
150
2008  .          1          9.408         6.267           20          9.851     6.270        11
---------      ---         ------        --------       -----        ------    ------       ---
Lincoln
VIP SSgA
Emerging
Markets
100
2008  .          1*         9.395         6.058           29          9.823     6.061         9
---------      ---         ------        --------       -----        ------    ------       ---
Lincoln
VIP SSgA
Internati
Index
2008  .          1          9.602         6.403           19          9.903     6.407        12
---------      ---         ------        --------       -----        ------    ------       ---
Lincoln
VIP SSgA
Large Cap
100
2008  .          1          9.474         6.980           31          9.685     6.984        14
---------      ---         ------        --------       -----        ------    ------       ---
Lincoln
VIP SSgA
S&P 500
Index
2007  .       N/A          11.496        11.394           27          N/A        N/A        N/A
2008  .          1         11.394         7.039           62          9.964     7.066        16
---------     ----         ------        --------       -----        ------    ------       ---
Lincoln
VIP SSgA
Small Cap
Index
2007  .       N/A           9.746         9.158            2          N/A        N/A        N/A
2008  .          1*         9.158         5.948           22          8.327     5.958         6
---------     ----         ------        --------       -----        ------    ------       ---
Lincoln
VIP SSgA
Small/Mid
Cap 200
2008  .          1*         9.698         7.231            9          9.652     7.235         4
---------     ----         ------        --------       -----        ------    ------       ---
Lincoln
VIP T.
Rowe
Price
Growth
Stock
2007  .       N/A          10.087         9.936            1          N/A        N/A        N/A
2008  .          2          9.936         5.684            3          9.396     5.693         2
---------     ----         ------        --------       -----        ------    ------       ---

                    with EEB and Step-Up                            with EEB                         with Step-Up
          ----------------------------------------- ----------------------------------------- ---------------------------
            Accumulation unit value                   Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of   ---------------------------
           Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
           of period       period         units      of period       period         units      of period       period
          ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP T. Rowe Price Structured Mid-Cap Growth
1998  .
1999  .
2000  .
2001  .      10.000        12.414(1)         1***      10.000        12.416(1)         1***      10.000        12.417(1)
2002  .      12.414         8.510            1          N/A          N/A            N/A           N/A          N/A
2003  .       8.510        11.103            2          8.985        11.139            3          9.908        11.132
2004  .      11.103        12.414            2         11.139        12.461            3          N/A          N/A
2005  .      12.414        13.408            1         12.461        13.465            3          N/A          N/A
2006  .      13.408        14.412            1         13.465        14.481            1         14.510        14.493
2007  .      14.412        16.103            1         14.481        16.187            1         14.493        16.209
2008  .      16.103         9.063            1         16.187         9.115            2         16.209         9.132
---------    ------        --------          -         ------        --------       ----         ------        --------
Lincoln VIP Templeton Growth
2007  .       N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
2008  .       N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
---------    ------        --------       ----         ------        --------       ----         ------        --------
Lincoln VIP Turner Mid-Cap Growth
2007  .       N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
2008  .       N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
---------    ------        --------       ----         ------        --------       ----         ------        --------
Lincoln VIP UBS Global Asset Allocation
1998  .
1999  .
2000  .
2001  .      10.000        10.969(1)         1***      10.000        10.970(1)         1***      10.000        10.973(1)
2002  .      10.969         9.494            1***      10.970         9.499            1***      10.973         9.506
2003  .       9.494        11.244            2          9.499        11.255            4          9.506        11.270
2004  .      11.244        12.558            2         11.255        12.577            7         11.270        12.599
2005  .      12.558        13.192            2         12.577        13.219            9         12.599        13.249
2006  .      13.192        14.859            3         13.219        14.897            8         13.249        14.938
2007  .      14.859        15.548            3         14.897        15.595            8         14.938        15.646
2008  .      15.548        10.212            2         15.595        10.248            7         15.646        10.287
---------    ------        --------       ----         ------        --------       ----         ------        --------
Lincoln VIP Wilshire 2010 Profile
2007  .       N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
2008  .       N/A          N/A            N/A           N/A          N/A            N/A          10.374         7.802
---------    ------        --------       ----         ------        --------       ----         ------        --------
Lincoln VIP Wilshire 2020 Profile
2007  .       N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
2008  .       N/A          N/A            N/A           N/A          N/A            N/A          10.157         7.387
---------    ------        --------       ----         ------        --------       ----         ------        --------
Lincoln VIP Wilshire 2030 Profile
2007  .       N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
2008  .       N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
---------    ------        --------       ----         ------        --------       ----         ------        --------
Lincoln VIP Wilshire 2040 Profile
2007  .       N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
2008  .       N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
---------    ------        --------       ----         ------        --------       ----         ------        --------
Lincoln VIP Wilshire Aggressive Profile
2005  .       N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
2006  .       N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
2007  .      12.733        13.555            2          N/A          N/A            N/A           N/A          N/A
2008  .       N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
---------    ------        --------       ----         ------        --------       ----         ------        --------
Lincoln VIP Wilshire Conservative Profile
2005  .       N/A          N/A            N/A           N/A          N/A            N/A           N/A          N/A
2006  .      10.443        10.998            4          N/A          N/A            N/A           N/A          N/A
2007  .      10.998        11.630           17         11.296        11.645            5         11.064        11.660
2008  .      11.630         9.306            4         11.645         9.323            5         11.660         9.340
---------    ------        --------       ----         ------        --------       ----         ------        --------
Lincoln VIP Wilshire Moderate Profile
2005  .      10.008        10.469            9         10.031        10.472           15         10.000        10.475
2006  .      10.469        11.510            9         10.472        11.519           15         10.475        11.528
2007  .       N/A          N/A            N/A          11.519        12.356           24         11.528        12.372
2008  .       N/A          N/A            N/A          12.356         8.900           12         12.372         8.916
---------    ------        --------       ----         ------        --------       ----         ------        --------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                                                                   Accumulation unit
                          Accumulation unit value                        value
            Number of   ---------------------------   Number of   --------------------   Number of
           accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
              units      of period       period         units      of period   period      units
          ------------- ----------- --------------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP T. Rowe Price Structured Mid-Cap Growth
1998  .                     N/A          N/A            N/A
1999  .                     N/A          N/A            N/A
2000  .                     N/A          N/A            N/A
2001  .          1***      10.000        12.422(1)         1***
2002  .       N/A          12.422         8.535            2
2003  .          1***       8.535        11.163           48         11.363    12.364         2
2004  .       N/A          11.163        12.512           11         12.364    13.872         5
2005  .       N/A          12.512        13.548           19         13.872    15.036        16
2006  .          1         13.548        14.599           25         15.036    16.219        17
2007  .          1         14.599        16.352           25         16.219    18.184        17
2008  .          2         16.352         9.227           22         18.184    10.271        18
---------     ----         ------        --------       ----         ------    ------        --
Lincoln
VIP
Templeton
Growth
2007  .       N/A           9.688         9.807            3          9.472     9.813         1*
2008  .       N/A           9.807         6.005           23          9.813     6.015        14
---------     ----         ------        --------       ----         ------    ------        --
Lincoln
VIP
Turner
Mid-Cap
Growth
2007  .       N/A          10.046        10.853            6          N/A        N/A        N/A
2008  .       N/A          10.853         5.411            4          N/A        N/A        N/A
---------     ----         ------        --------       ----         ------    ------       ---
Lincoln VIP UBS Global Asset Allocation
1998  .                     N/A          N/A            N/A
1999  .                     N/A          N/A            N/A
2000  .                     N/A          N/A            N/A
2001  .          1***      10.000        10.978(1)         1***
2002  .          1         10.978         9.527           11
2003  .          3          9.527        11.311           68         10.577    11.385         8
2004  .          5         11.311        12.664          131         11.385    12.760        54
2005  .          5         12.664        13.338          165         12.760    13.452       150
2006  .         12         13.338        15.060          159         13.452    15.205       151
2007  .         16         15.060        15.797          159         15.205    15.965       138
2008  .         10         15.797        10.402          137         15.965    10.523        63
---------     ----         ------        --------       ----         ------    ------       ---
Lincoln
VIP
Wilshire
2010
Profile
2007  .       N/A           N/A          N/A            N/A           N/A        N/A        N/A
2008  .          1*        10.049         7.821           10          N/A        N/A        N/A
---------     ----         ------        --------       ----         ------    ------       ---
Lincoln
VIP
Wilshire
2020
Profile
2007  .       N/A           N/A          N/A            N/A           N/A        N/A        N/A
2008  .          1*         9.715         7.404            3          N/A        N/A        N/A
---------     ----         ------        --------       ----         ------    ------       ---
Lincoln
VIP
Wilshire
2030
Profile
2007  .       N/A           N/A          N/A            N/A           N/A        N/A        N/A
2008  .       N/A           N/A          N/A            N/A           N/A        N/A        N/A
---------     ----         ------        --------       ----         ------    ------       ---
Lincoln
VIP
Wilshire
2040
Profile
2007  .       N/A           N/A          N/A            N/A           N/A        N/A        N/A
2008  .       N/A           N/A          N/A            N/A           N/A        N/A        N/A
---------     ----         ------        --------       ----         ------    ------       ---
Lincoln VIP Wilshire Aggressive Profile
2005  .       N/A          10.102        10.897           13         10.294    10.903         1*
2006  .       N/A          10.897        12.492           15         10.903    12.512        24
2007  .       N/A          12.492        13.642           19         12.512    13.677        20
2008  .       N/A          13.642         7.988           36         13.677     8.017        19
---------     ----         ------        --------       ----         ------    ------       ---
Lincoln VIP Wilshire Conservative Profile
2005  .       N/A           9.991        10.266           29         10.030    10.272        17
2006  .       N/A          10.266        11.041           67         10.272    11.059        26
2007  .          2         11.041        11.705          162         11.059    11.735        26
2008  .          6         11.705         9.390          211         11.735     9.423        42
---------     ----         ------        --------       ----         ------    ------       ---
Lincoln VIP Wilshire Moderate Profile
2005  .         24         10.041        10.484          106          9.991    10.490        87
2006  .         37         10.484        11.555          523         10.490    11.573       295
2007  .         13         11.555        12.420          545         11.573    12.452       360
2008  .         13         12.420         8.964          675         12.452     8.996       358
---------     ----         ------        --------       ----         ------    ------       ---

                    with EEB and Step-Up                            with EEB                         with Step-Up
          ----------------------------------------- ----------------------------------------- ---------------------------
            Accumulation unit value                   Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of   ---------------------------
           Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
           of period       period         units      of period       period         units      of period       period
          ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP Wilshire Moderately Aggressive Profile
2005  .       N/A          N/A            N/A           N/A          N/A            N/A          10.122        10.652
2006  .       N/A          N/A            N/A           N/A          N/A            N/A          10.652        11.941
2007  .      11.994        12.847            2         12.801        12.863            1          N/A          N/A
2008  .      12.847         8.393            2         12.863         8.408            1          N/A          N/A
---------    ------        ------         ----         ------        ------         ----         ------        ------
MFS VIT Core Equity
1998  .
1999  .
2000  .
2001  .      10.000        11.893(1)         2         10.000        11.895(1)         1***      10.000        11.896(1)
2002  .      11.893         8.208            1         11.895         8.212            1***      11.896         8.218
2003  .       8.208        10.263           16          8.212        10.273            9          8.218        10.285
2004  .      10.263        11.315            6         10.273        11.332            8         10.285        11.351
2005  .      11.315        11.293            5         11.332        11.316            8         11.351        11.340
2006  .      11.293        12.608            4         11.316        12.640            8         11.340        12.673
2007  .      12.608        13.750            4         12.640        13.792            8         12.673        13.835
2008  .      13.750         8.206            3         13.792         8.236            8         13.835         8.266
---------    ------        --------       ----         ------        --------       ----         ------        --------
MFS VIT Growth Series
1998  .
1999  .
2000  .
2001  .      10.000        12.136(1)         1***      10.000        12.137(1)         1***      10.000        12.139(1)
2002  .      12.136         7.893            3         12.137         7.899            1***      12.139         7.904
2003  .       7.893        10.089            5          7.899        10.101            1          7.904        10.112
2004  .      10.089        11.186            7         10.101        11.205            6         10.112        11.223
2005  .      11.186        11.985            7         11.205        12.011            6         11.223        12.037
2006  .      11.985        12.686            6         12.011        12.720            5         12.037        12.754
2007  .      12.686        15.083            3         12.720        15.131            5         12.754        15.179
2008  .      15.083         9.265            3         15.131         9.300            3         15.179         9.334
---------    ------        --------       ----         ------        --------       ----         ------        --------
MFS VIT Total Return Series
1998  .
1999  .
2000  .
2001  .      10.000        10.636(1)         1***      10.000        10.637(1)         1***      10.000        10.642(1)
2002  .      10.636         9.902           44         10.637         9.908            7         10.642         9.918
2003  .       9.902        11.298           84          9.908        11.312           82          9.918        11.328
2004  .      11.298        12.339           85         11.312        12.360          137         11.328        12.384
2005  .      12.339        12.453          100         12.360        12.479          139         12.384        12.510
2006  .      12.453        13.673           77         12.479        13.709          139         12.510        13.750
2007  .      13.673        13.978           63         13.709        14.022          131         13.750        14.071
2008  .      13.978        10.680           52         14.022        10.719          118         14.071        10.762
---------    ------        --------       ----         ------        --------       ----         ------        --------
MFS VIT Utilities Series
1998  .
1999  .
2000  .
2001  .      10.000         9.848(1)         1***      10.000         9.851(1)         1         10.000         9.851(1)
2002  .       9.848         7.470            1          9.851         7.474            1          9.851         7.478
2003  .       7.470         9.962            6          7.474         9.972           12          7.478         9.983
2004  .       9.962        12.723            5          9.972        12.743           15          9.983        12.763
2005  .      12.723        14.589           11         12.743        14.619           27         12.763        14.649
2006  .      14.589        18.793           17         14.619        18.842           28         14.649        18.890
2007  .      18.793        23.580           17         18.842        23.652           23         18.890        23.725
2008  .      23.580        14.424           17         23.652        14.476           17         23.725        14.528
---------    ------        --------       ----         ------        --------       ----         ------        --------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                                                                   Accumulation unit
                          Accumulation unit value                        value
            Number of   ---------------------------   Number of   --------------------   Number of
           accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
              units      of period       period         units      of period   period      units
          ------------- ----------- --------------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP Wilshire Moderately Aggressive Profile
2005  .          2          9.989        10.661           89          9.989    10.667        87
2006  .          2         10.661        11.970          172         10.667    11.988       107
2007  .       N/A          11.970        12.929          360         11.988    12.963        94
2008  .       N/A          12.929         8.468          268         12.963     8.498       130
---------     ----         ------        ------          ----        ------    ------       ---
MFS VIT Core Equity
1998  .                     N/A          N/A            N/A
1999  .                     N/A          N/A            N/A
2000  .                     N/A          N/A            N/A
2001  .          1***      10.000        11.902(1)         1***
2002  .          1         11.902         8.235           31
2003  .          6          8.235        10.322           43         10.967    11.930        20
2004  .          6         10.322        11.408           54         11.930    13.199        24
2005  .          1         11.408        11.414           46         13.199    13.219        24
2006  .          1         11.414        12.776           42         13.219    14.811        22
2007  .          1         12.776        13.968           36         14.811    16.209        22
2008  .          1         13.968         8.358           33         16.209     9.708        20
---------     ----         ------        --------       -----        ------    ------       ---
MFS VIT Growth Series
1998  .                     N/A          N/A            N/A
1999  .                     N/A          N/A            N/A
2000  .                     N/A          N/A            N/A
2001  .          1***      10.000        12.144(1)         1***
2002  .          8         12.144         7.919           17
2003  .         12          7.919        10.147           41         10.900    11.878         8
2004  .         17         10.147        11.279           71         11.878    13.216        14
2005  .         15         11.279        12.114           73         13.216    14.209        13
2006  .         14         12.114        12.855           69         14.209    15.093        10
2007  .         13         12.855        15.322           58         15.093    18.008        11
2008  .         14         15.322         9.436           49         18.008    11.101        11
---------     ----         ------        --------       -----        ------    ------       ---
MFS VIT Total Return Series
1998  .                     N/A          N/A            N/A
1999  .                     N/A          N/A            N/A
2000  .                     N/A          N/A            N/A
2001  .          1***      10.000        10.644(1)        11
2002  .         84         10.644         9.935          460
2003  .        143          9.935        11.364         1,164        10.413    11.115       185
2004  .        143         11.364        12.442         1,698        11.115    12.181       602
2005  .        131         12.442        12.588         1,685        12.181    12.336       692
2006  .        126         12.588        13.856         1,562        12.336    13.592       667
2007  .        106         13.856        14.201         1,394        13.592    13.945       632
2008  .         99         14.201        10.878          997         13.945    10.692       564
---------     ----         ------        --------       -----        ------    ------       ---
MFS VIT Utilities Series
1998  .                     N/A          N/A            N/A
1999  .                     N/A          N/A            N/A
2000  .                     N/A          N/A            N/A
2001  .          5         10.000         9.854(1)         3
2002  .         14          9.854         7.492          109
2003  .         25          7.492        10.016          200         10.751    11.953        28
2004  .         30         10.016        12.825          253         11.953    15.320        72
2005  .         54         12.825        14.742          314         15.320    17.629       125
2006  .         45         14.742        19.038          309         17.629    22.788       103
2007  .         37         19.038        23.947          330         22.788    28.693        97
2008  .         26         23.947        14.686          288         28.693    17.614        70
---------     ----         ------        --------       -----        ------    ------       ---

                    with EEB and Step-Up                            with EEB                         with Step-Up
          ----------------------------------------- ----------------------------------------- ---------------------------
            Accumulation unit value                   Accumulation unit value                   Accumulation unit value
          ---------------------------   Number of   ---------------------------   Number of   ---------------------------
           Beginning       End of      accumulation  Beginning       End of      accumulation  Beginning       End of
           of period       period         units      of period       period         units      of period       period
          ----------- --------------- ------------- ----------- --------------- ------------- ----------- ---------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
Neuberger Berman AMT Mid-Cap Growth Portfolio
1998  .
1999  .
2000  .
2001  .      10.000        12.004(1)         1***      10.000        12.007(1)         1***      10.000        12.007(1)
2002  .      12.004         8.343            5         12.007         8.349            8         12.007         8.353
2003  .       8.343        10.510           14          8.349        10.522           20          8.353        10.534
2004  .      10.510        12.024           10         10.522        12.044           36         10.534        12.063
2005  .      12.024        13.452           12         12.044        13.482           34         12.063        13.510
2006  .      13.452        15.177           13         13.482        15.218           35         13.510        15.256
2007  .      15.177        18.291           13         15.218        18.350           34         15.256        18.406
2008  .      18.291        10.189           10         18.350        10.226           26         18.406        10.263
---------    ------        --------         --         ------        --------         --         ------        --------
Neuberger Berman AMT Regency Portfolio
1998  .
1999  .
2000  .
2001  .      10.000        11.150(1)         1***      10.000        11.152(1)         1***      10.000        11.155(1)
2002  .      11.150         9.810            1***      11.152         9.816            1***      11.155         9.823
2003  .       9.810        13.108            7          9.816        13.123            6          9.823        13.139
2004  .      13.108        15.777            9         13.123        15.802           11         13.139        15.830
2005  .      15.777        17.381           13         15.802        17.418           14         15.830        17.457
2006  .      17.381        19.005           14         17.418        19.055           14         17.457        19.108
2007  .      19.005        19.311            7         19.055        19.372           10         19.108        19.435
2008  .      19.311        10.292            5         19.372        10.329            8         19.435        10.368
---------    ------        --------         --         ------        --------         --         ------        --------
Putnam VT Growth and Income Fund
1998  .
1999  .
2000  .
2001  .      10.000        10.862(1)         1***      10.000        10.864(1)         1***      10.000        10.867(1)
2002  .      10.862         8.655            5          N/A          N/A            N/A          10.867         8.668
2003  .       8.655        10.844            2          9.115        10.872           16          8.668        10.871
2004  .      10.844        11.852            2         10.872        11.888           14         10.871        11.894
2005  .      11.852        12.268            2         11.888        12.311           14         11.894        12.323
2006  .      12.268        13.987            2         12.311        14.043           13         12.323        14.064
2007  .      13.987        12.927            2         14.043        12.986           12         14.064        13.011
2008  .      12.927         7.795            1         12.986         7.834           11         13.011         7.854
---------    ------        --------         --         ------        --------       ----         ------        --------
Putnam VT Health Sciences Fund
1998  .
1999  .
2000  .
2001  .      10.000        10.567(1)         1***      10.000        10.568(1)         1***      10.000        10.571(1)
2002  .      10.567         8.279            1         10.568         8.283           10         10.571         8.291
2003  .       8.279         9.641            2          8.283         9.651           12          8.291         9.664
2004  .       9.641        10.159            2          9.651        10.174            8          9.664        10.193
2005  .      10.159        11.312            2         10.174        11.334            8         10.193        11.361
2006  .      11.312        11.437            3         11.334        11.466            7         11.361        11.499
2007  .      11.437        11.183            2         11.466        11.216            8         11.499        11.254
2008  .      11.183         9.121            1         11.216         9.153            5         11.254         9.189
---------    ------        --------         --         ------        --------       ----         ------        --------



          with Step-Up                             with GOP
          -------------               ----------------------------------
                                                                   Accumulation unit
                          Accumulation unit value                        value
            Number of   ---------------------------   Number of   --------------------   Number of
           accumulation  Beginning       End of      accumulation  Beginning   End of   accumulation
              units      of period       period         units      of period   period      units
          ------------- ----------- --------------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Neuberger Berman AMT Mid-Cap Growth Portfolio
1998  .                     N/A          N/A            N/A
1999  .                     N/A          N/A            N/A
2000  .                     N/A          N/A            N/A
2001  .          1***      10.000        12.013(1)         5
2002  .         22         12.013         8.370          117
2003  .         36          8.370        10.570          299        10.839     12.166        24
2004  .         38         10.570        12.123          401        12.166     13.967        99
2005  .         34         12.123        13.597          417        13.967     15.681       105
2006  .         37         13.597        15.378          402        15.681     17.753       101
2007  .         33         15.378        18.581          429        17.753     21.472        95
2008  .         31         18.581        10.376          341        21.472     12.002        86
---------       --         ------        --------       ----        ------     ------       ---
Neuberger Berman AMT Regency Portfolio
1998  .                     N/A          N/A            N/A
1999  .                     N/A          N/A            N/A
2000  .                     N/A          N/A            N/A
2001  .          1***      10.000        11.159(1)         1***
2002  .         49         11.159         9.842           42
2003  .         66          9.842        13.184          120        10.627     12.827        10
2004  .         71         13.184        15.907          221        12.827     15.493        61
2005  .         17         15.907        17.569          257        15.493     17.128        73
2006  .         23         17.569        19.259          239        17.128     18.794        69
2007  .         20         19.259        19.618          199        18.794     19.164        66
2008  .         13         19.618        10.481          159        19.164     10.249        53
---------       --         ------        --------       ----        ------     ------       ---
Putnam VT Growth and Income Fund
1998  .                     N/A          N/A            N/A
1999  .                     N/A          N/A            N/A
2000  .                     N/A          N/A            N/A
2001  .          1***      10.000        10.871(1)         1
2002  .          4         10.871         8.684           57
2003  .          8          8.684        10.908          154        10.926     12.163        10
2004  .          5         10.908        11.952          155        12.163     13.340        13
2005  .          5         11.952        12.402          150        13.340     13.857        10
2006  .          4         12.402        14.175          146        13.857     15.854        10
2007  .          3         14.175        13.134          122        15.854     14.704         9
2008  .          6         13.134         7.939           97        14.704      8.897         7
---------       --         ------        --------       ----        ------     ------       ---
Putnam VT Health Sciences Fund
1998  .                     N/A          N/A            N/A
1999  .                     N/A          N/A            N/A
2000  .                     N/A          N/A            N/A
2001  .          1         10.000        10.575(1)         1
2002  .         11         10.575         8.306           54
2003  .         20          8.306         9.697           90        10.679     11.003        13
2004  .         15          9.697        10.244          104        11.003     11.635        27
2005  .         11         10.244        11.434          103        11.635     13.000        23
2006  .         13         11.434        11.590           96        13.000     13.191        22
2007  .         10         11.590        11.361           73        13.191     12.942        22
2008  .          9         11.361         9.290           63        12.942     10.594        18
---------       --         ------        --------       ----        ------     ------       ---

* These values do not reflect a full year's experience because they are calculated for the period from the beginning of investment activity of the subaccounts (November 20, 1998) through December 31, 1998.

** These values do not reflect a full year's experience because they are calculated for the period from the beginning of investment activity of the subaccounts (February 22, 2000) through December 31, 2000.

*** All numbers less than 500 were rounded up to 1,000.

(1) Commenced business on 9/19/01 with an initial unit value of $10.

(2) Commenced business on 9/10/01 with an initial unit value of $10.

(3) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust.

(4) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(5) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(6) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

OVERVIEW OF LIVING BENEFIT RIDERS

We offer a number of optional living benefit riders that, for an additional fee, offer certain guarantees, if certain conditions are met. These living benefit riders are described briefly below. Please see the more detailed description in the prospectus discussion for each rider, as well as the Charges and Other Deductions section of the prospectus, for important information on the costs, restrictions, and availability of each rider. Please consult your registered representative as to whether any living benefit rider is appropriate for you based on factors such as your investment objectives, risk tolerance, liquidity needs, and time horizon. Not all riders or features are available in all states. Prior versions of these riders may have different features.

------------------------------------------------------------------------------------------------------------------------
                            LINCOLN SMARTSECURITY(R)       LINCOLN SMARTSECURITY(R)        LINCOLN LIFETIME INCOME(SM)
                           ADVANTAGE 5-YR. ELECTIVE        ADVANTAGE 1-YR. AUTOMATIC      ADVANTAGE (WITH OR WITHOUT
                                    STEP-UP                         STEP-UP                LINCOLN LIFETIME INCOME(SM)
                                                           (PRIOR VERSIONS MAY VARY)            ADVANTAGE PLUS)
------------------------------------------------------------------------------------------------------------------------
1. Overview               Designed to guarantee that      Designed to guarantee that      Designed to guarantee that
                          at least the entire amount      if you make your first          if you make your first
                          of your purchase payments       withdrawal on or after the      withdrawal on or after the
                          will be returned to you         date you reach age 65, you      date you reach age 59 1/2 (age
                          through periodic                are guaranteed income for       65 under Joint Life), you
                          withdrawals, regardless of      your life (and your             are guaranteed income for
                          the investment performance      spouse's, under Joint Life      your life (and your
                          of the contract.  (no           version),                       spouse's, under Joint Life
                          longer available for            even after the entire           version).
                          purchase on or after            amount of purchase payments
                          January 16, 2009)               has been returned to you        LINCOLN LIFETIME INCOME(SM)
                                                          through periodic                Advantage Plus is designed
                                                          withdrawals.  If lifetime       to guarantee that contract
                                                          withdrawals are not in          value will not be less than
                                                          effect, you may make            the initial purchase
                                                          periodic withdrawals of the     payment (or contract value
                                                          Guaranteed Amount.              on rider date) at the end
                                                                                          of a 7-year period if you
                                                                                          make no withdrawals and
                                                                                          cancel the LINCOLN LIFETIME
                                                                                          INCOME(SM) Advantage at that
                                                                                          time.
------------------------------------------------------------------------------------------------------------------------
2. Current Fee            0.65% of Guaranteed Amount        0.65% (Single Life) or        0.90% of Guaranteed Amount
                                                             0.80% (Joint Life) of            (1.05% with LINCOLN
                                                               Guaranteed Amount          LIFETIME INCOME(SM) Advantage
                                                                                                     Plus)
-------------------------------------------------------------------------------------------------------------------------
3. Guaranteed             0.95% of Guaranteed Amount      1.50% of Guaranteed Amount      1.50% of Guaranteed Amount
   Maximum Fee
-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                          I4LIFE(R) ADVANTAGE                4LATER(R) ADVANTAGE            1)  4LATER(R) ADVANTAGE
                                                                                            GUARANTEED INCOME BENEFIT
                                                                                            2)  I4LIFE(R) ADVANTAGE
                                                                                            GUARANTEED INCOME BENEFIT
                                                                                           (VERSION 3) (PRIOR VERSIONS
                                                                                                   MAY VARY)
                                                                                            3)  GUARANTEED INCOME
                                                                                            BENEFIT FOR PURCHASERS OF
                                                                                           LINCOLN LIFETIME INCOME(SM)
                                                                                                    ADVANTAGE
------------------------------------------------------------------------------------------------------------------------
1. Overview               Designed to provide an          Designed to guarantee today     Designed to use the Income
                          income program that             a future minimum payout         Base established under
                          combines variable lifetime      floor for i4LIFE(R) Advantage   4LATER(R) Advantage (if
                          income payments and a death     regular income payments,        4LATER(R) Advantage
                          benefit with the ability to     regardless of investment        Guaranteed Income Benefit
                          make withdrawals during a       performance, by providing       is elected) or the Account
                          defined period.                 an Income Base during the       Value* established under
                                                          accumulation period that        i4LIFE(R) Advantage (if
                                                          can be used to establish in     i4LIFE(R) Advantage
                                                          the future a Guaranteed         Guaranteed Income Benefit
                                                          Income Benefit with i4LIFE(R)   is elected) or the
                                                          Advantage.                      Guaranteed Amount under
                                                                                          LINCOLN LIFETIME INCOME(SM)
                                                                                          Advantage (for prior
                                                                                          purchasers of LINCOLN
                                                                                          LIFETIME INCOME(SM) ) to
                                                                                          provide a minimum payout
                                                                                          floor for i4LIFE(R) Advantage
                                                                                          regular income payments,
                                                                                          regardless of investment
                                                                                          performance.

                                                                                          * Can instead use the
                                                                                          remaining Guaranteed Amount
                                                                                          under LINCOLN
                                                                                          SMARTSECURITY(R) Advantage
------------------------------------------------------------------------------------------------------------------------

2. Current Fee            Varies based on product and        0.65% of Income Base         1) 0.65% added to the i4LIFE(R)
                             death benefit option                                         Advantage charge
                              (assessed as a % of                                         (4LATER(R) Advantage
                            account value, and only                                       Guaranteed Income Benefit)
                             during annuity payout                                        2) 0.50% added to the i4LIFE(R)
                                    phase)                                                Advantage charge (i4LIFE(R)
                                                                                          Advantage Guaranteed Income
                                                                                          Benefit) (assessed as a % of
                                                                                          account value, and only during
                                                                                          annuity payout phase
------------------------------------------------------------------------------------------------------------------------
3. Guaranteed                 Same as current fee            1.50% of Income Base          1.50% added to the i4LIFE(R)
   Maximum Fee                                                                                Advantage charge
                                                                                          (assessed as a % of account
                                                                                             value, and only during
                                                                                             annuity payout phase)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                            LINCOLN SMARTSECURITY(R)        LINCOLN SMARTSECURITY(R)       LINCOLN LIFETIME INCOME(SM)
                           ADVANTAGE 5-YR. ELECTIVE         ADVANTAGE 1-YR. AUTOMATIC    ADVANTAGE (WITH OR WITHOUT
                                    STEP-UP                          STEP-UP              LINCOLN LIFETIME INCOME(SM)
                                                            (PRIOR VERSIONS MAY VARY)          ADVANTAGE PLUS)
------------------------------------------------------------------------------------------------------------------------
4. Withdrawals                 Yes - 7% annually                Yes - 5% annually               Yes - 5% annually
   Permitted                                                                             Withdrawals negate LINCOLN
                                                                                      LIFETIME INCOME(SM) Advantage
                                                                                                    Plus
------------------------------------------------------------------------------------------------------------------------
5. Payments                           No                   Yes (if conditions are met)   Yes (if conditions are met)
   for Life
------------------------------------------------------------------------------------------------------------------------
6. Potential                    Purchase Payments              Purchase Payments               Purchase Payments
   Increases to              Optional 5-Year Step-Ups      Automatic Annual Step-Ups            5% Enhancements
   Guaranteed Amount,         (if conditions are met)       (if conditions are met)          Automatic Annual Step-Ups
   Income Base, or                                                                                 200% Step-Up
   Guaranteed Income                                                                          (if conditions are met)
   Benefit (as
   applicable)
------------------------------------------------------------------------------------------------------------------------
7. Investment                 Option 3 (different              Option 3 (different              Option 3 (different
   Requirements            Investment Requirements may     Investment Requirements may       Investment Requirements may
                            apply depending upon date       apply depending upon date        apply depending upon date
                                of purchase.  See               of purchase.  See                of purchase.  See
                            Investment Requirements         Investment Requirements           Investment Requirements
                            section of prospectus for      section of prospectus for        section of prospectus for
                                 more details)                   more details)                     more details)
------------------------------------------------------------------------------------------------------------------------
8. Ability to                        Yes                    Yes, after the first rider        Yes-may impact the charge
   Make Additional                                          anniversary, if cumulative
   Purchase                                                 payments are over $100,000
   Payments if Contract                                       and prior Home Office
   Value is greater than                                      approval is provided
   zero
------------------------------------------------------------------------------------------------------------------------
9. Spousal                          Yes                              Yes                               No
   Continuation
------------------------------------------------------------------------------------------------------------------------
10. Ability to                Yes, after 5 years               Yes, after 5 years                 Yes, after 7 Years
    Cancel Rider             following the later of           following the later of
                            rider effective date or          rider effective date or
                            contractowner-elected step-     contractowner-elected step-
                                      up                              up
------------------------------------------------------------------------------------------------------------------------

11. Nursing                           No                              No                               Yes
    Home Benefit
------------------------------------------------------------------------------------------------------------------------
12. May Elect                         No                              No                               No
    Other Living Benefit
    Riders
------------------------------------------------------------------------------------------------------------------------


                             I4LIFE(R) ADVANTAGE             4LATER(R) ADVANTAGE          1)  4LATER(R) ADVANTAGE
                                                                                         GUARANTEED INCOME BENEFIT
                                                                                          2)  I4LIFE(R) ADVANTAGE
                                                                                         GUARANTEED INCOME BENEFIT
                                                                                        (VERSION 3) (PRIOR VERSIONS
                                                                                                  MAY VARY)
                                                                                           3)  GUARANTEED INCOME
                                                                                          BENEFIT FOR PURCHASERS OF
                                                                                         LINCOLN LIFETIME INCOME(SM)
                                                                                                  ADVANTAGE
------------------------------------------------------------------------------------------------------------------------
4. Withdrawals            Yes, during Access Period       Yes, only after you elect                   No
   Permitted                                                i4LIFE(R) Advantage


------------------------------------------------------------------------------------------------------------------------
5. Payments               Yes (if conditions are met)     If elect i4LIFE(R)Advantage        Yes (if conditions are met)
   for Life
------------------------------------------------------------------------------------------------------------------------
6. Potential                         N/A                     Purchase Payments                Automatic Annual Step-Ups
   Increases to                                           15% Enhancements (every 3           Prior versions will have
   Guaranteed Amount,                                             years)                          different Step-Up
   Income Base, or                                                                                  provisions
   Guaranteed Income                                     Resets to contract value
   Benefit (as
   applicable)                                            (if conditions are met)              (if conditions are met)
------------------------------------------------------------------------------------------------------------------------
7. Investment                       None                    Option 3 (different                    Option 3 (different
   Requirements                                         Investment Requirements may          Investment Requirements may
                                                         apply depending upon date            apply depending upon date
                                                             of purchase.  See                     of purchase.  See
                                                          Investment Requirements               Investment Requirements
                                                         section of prospectus for             section of prospectus for
                                                               more details)                        more details)
------------------------------------------------------------------------------------------------------------------------
8. Ability to               No (non-qualified                      Yes                                    No
   Make Additional                 contracts)
   Purchase
   Payments if              Yes, during Access Period,
   Contract Value           unless 4LATER(R) Advantage
   is greater than          Guaranteed Income Benefit
   zero                       or i4LIFE(R) Advantage
                            Guaranteed Income Benefit
                                 has been elected
                              (qualified contracts)
------------------------------------------------------------------------------------------------------------------------
9. Spousal                            No                   Yes (prior to Periodic                        No
   Continuation                                          Income Commencement Date)
------------------------------------------------------------------------------------------------------------------------
10. Ability to               No (non-qualified            Yes, after 3 years                     Yes, after 3 years
    Cancel Rider                contracts)              following the later of                 following the later of
                                                        rider effective date or               rider effective date or
                             Yes, at any time              most recent Reset                    most recent Reset (if
                           (qualified contracts)                                                 4LATER(R) Advantage
                                                                                             Guaranteed Income Benefit
                                                                                            is elected or purchasers of
                                                                                             LINCOLN LIFETIME INCOME(SM)
                                                                                                Advantage elect the
                                                                                             Guaranteed Income Benefit)
                                                                                                Yes, at any time (if
                                                                                                 i4LIFE(R) Advantage
                                                                                             Guaranteed Income Benefit
                                                                                                     is elected)
------------------------------------------------------------------------------------------------------------------------
11. Nursing                           No                           No                                    No
    Home Benefit
------------------------------------------------------------------------------------------------------------------------
12. May Elect               Limited to Guaranteed         No (prior to Periodic                  Limited to i4LIFE(R)
    Other Living Benefit       Income Benefit           Income Commencement Date)                    Advantage
    Riders
------------------------------------------------------------------------------------------------------------------------


                                     SAI 2

Lincoln ChoicePlus IISM
Lincoln Life Variable Annuity Account N   (Registrant)

The Lincoln National Life Insurance Company   (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlus IISM prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2009. You may obtain a copy of the Lincoln ChoicePlus IISM prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583.



Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Capital Markets                                 B-5
Advertising & Ratings                           B-6
More About the S&P 500 Index                    B-6
Additional Services                             B-6
Other Information                               B-7
Financial Statements                            B-7

This SAI is not a prospectus.
The date of this SAI is May 1, 2009.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm
The financial statements of the VAA and the consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter
Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation, our affiliate. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. Lincoln Life (prior to May 1, 2007) and LFD (on or after May 1, 2007) acting as Principal Underwriter paid, $162,288,944, $223,104,195, and $220,940,772 to LFA and Selling Firms in 2006, 2007 and 2008, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the interest adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the interest adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The interest adjustment may be referred to as a market value adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%



         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION



                                               (3)
                (1)       (2)                  Adjusted   (4)       (5)          (6)         (7)
                Annuity   1 + Interest         Annuity    Minimum   Greater of   Surrender   Surrender
Contract Year   Value     Adjustment Formula   Value      Value     (3) & (4)    Charge      Value
--------------- --------- -------------------- ---------- --------- ------------ ----------- ----------
  1............ $51,710        0.962268        $49,759    $50,710   $50,710      $4,250      $46,460
  2............ $53,480        0.985646        $52,712    $51,431   $52,712      $4,250      $48,462
  3............ $55,312        1.000000        $55,312    $52,162   $55,312      $4,000      $51,312
  4............ $57,208        1.009756        $57,766    $52,905   $57,766      $3,500      $54,266
  5............ $59,170           N/A          $59,170    $53,658   $59,170      $3,000      $56,170

                           ANNUITY VALUE CALCULATION



                   BOY*                              Annual        EOY**
                   Annuity       Guaranteed          Account       Annuity
Contract Year      Value         Interest Rate       Fee           Value
------------------ ---------     ---------------     ---------     ----------
   1...............$50,000   x       1.035       -   $40       =   $51,710
   2...............$51,710   x       1.035       -   $40       =   $53,480
   3...............$53,480   x       1.035       -   $40       =   $55,312
   4...............$55,312   x       1.035       -   $40       =   $57,208
   5...............$57,208   x       1.035       -   $40       =   $59,170

                         SURRENDER CHARGE CALCULATION



                   Surrender
                   Charge                       Surrender
Contract Year      Factor         Deposit       Charge
------------------ ----------     ---------     ----------
   1...............     8.5%  x   $50,000   =   $4,250
   2...............     8.5%  x   $50,000   =   $4,250
   3...............     8.0%  x   $50,000   =   $4,000
   4...............     7.0%  x   $50,000   =   $3,500
   5...............     6.0%  x   $50,000   =   $3,000

                       1 + INTEREST ADJUSTMENT FORMULA CALCULATION



Contract Year       Index A      Index B      Adj Index B      N        Result
----------------    ---------    ---------    -------------    -----    ---------
  1.............     3.50%        4.00%          4.50%          4       0.962268
  2.............     3.50%        3.50%          4.00%          3       0.985646
  3.............     3.50%        3.00%          3.50%          2       1.000000
  4.............     3.50%        2.00%          2.50%          1       1.009756
  5.............     3.50%         N/A            N/A          N/A         N/A

                           MINIMUM VALUE CALCULATION



                                  Minimum             Annual
                                  Guaranteed          Account       Minimum
Contract Year                     Interest Rate       Fee           Value
------------------                ---------------     ---------     ----------
   1...............$50,000    x       1.015       -   $40       =   $50,710
   2...............$50,710    x       1.015       -   $40       =   $51,431
   3...............$51,431    x       1.015       -   $40       =   $52,162
   4...............$52,162    x       1.015       -   $40       =   $52,905
   5...............$52,905    x       1.015       -   $40       =   $53,658

                               * BOY = beginning of year

                                          ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.


         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               15-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,813.44              $10,004.94

A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,732.10 with the 15-year access period and $9,004.45 with the 30-year access period.

At the end of the 15-year access period, the remaining account value of $135,003.88 (assuming no withdrawals) will be used to continue the $10,813.44 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

Beginning in 2008 and continuing as of the date of this prospectus, the capital and credit markets have experienced an unusually high degree of volatility. As a result, the market for fixed income securities has experienced illiquidity, increased price volatility, credit downgrade events and increased expected probability of default. Securities that are less liquid are more difficult to value and may be hard to sell, if desired. During this time period, domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers (such as our company) that have exposure to the real estate, mortgage and credit markets particularly affected.

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which itself is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.


Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Nationally recognized rating agencies rate the financial strength of our Company. The ratings do not imply approval of the product and do not refer to the performance of the product, or to the VAA, including underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. In late September and early October of 2008, A.M. Best Company, Fitch, Moody's and Standard & Poor's each revised their outlook for the U.S. life insurance sector from stable to negative. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.


More About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;

 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Contingent deferred sales charges.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.


Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable subaccount transfers executed outside of the portfolio rebalancing program will terminate the portfolio rebalancing program. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable subaccount may also cause termination of the portfolio rebalancing program. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements
The December 31, 2008 financial statements of the VAA and the December 31, 2008 consolidated financial statements of Lincoln Life appear on the following pages.

                                PROSPECTUS 3

Lincoln ChoicePlus AssuranceSM (B Share)
Lincoln Life Variable Annuity Account N
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802-7866
www.LincolnFinancial.com
1-888-868-2583
This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life). This prospectus is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount, if available, or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.

The minimum initial purchase payment for the contract is $10,000. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. If your purchase payments are in the fixed account, we guarantee your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, an interest adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a guaranteed period.

We do offer variable annuity contracts that have lower fees.

You should carefully consider whether or not this contract is the best product for you.

All purchase payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:

AIM Variable Insurance Funds (Series II):
     AIM V.I. Capital Appreciation Fund*
     AIM V.I. Core Equity Fund*
     AIM V.I. International Growth Fund*
AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein VPS Global Thematic Growth Portfolio
     (formerly AllianceBernstein VPS Global Technology Portfolio)
     AllianceBernstein VPS Growth and Income Portfolio
     AllianceBernstein VPS International Value Portfolio
     AllianceBernstein VPS Large Cap Growth Portfolio*
     AllianceBernstein VPS Small/Mid Cap Value Portfolio

American Century Investments Variable Products (Class II):
     American Century Investments VP Inflation Protection Fund
American Funds Insurance SeriesSM (Class 2):
   American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund
BlackRock Variable Series Funds, Inc. (Class III)
     BlackRock Global Allocation V.I. Fund*

Delaware VIP Trust (Service Class):
   Delaware VIP Diversified Income Series
   Delaware VIP Emerging Markets Series
     Delaware VIP High Yield Series
     Delaware VIP Limited-Term Diversified Income Series
     (formerly Delaware VIP Capital Reserves Series)
     Delaware VIP REIT Series*
     Delaware VIP Small Cap Value Series
     Delaware VIP Trend Series
     Delaware VIP U.S. Growth Series
     Delaware VIP Value Series
DWS Investments VIT Funds (Class B):
     DWS Equity 500 Index VIP*
     DWS Small Cap Index VIP*
DWS Variable Series II (Class B):
     DWS Alternative Asset Allocation Plus VIP Portfolio*
Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund Portfolio
     Fidelity (Reg. TM) VIP Equity-Income Portfolio*
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio
     Fidelity (Reg. TM) VIP Overseas Portfolio
Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund
     FTVIPT Mutual Shares Securities Fund
     FTVIPT Templeton Global Bond Securities Fund*
     (formerly FTVIPT Templeton Global Income Securities Fund)
     FTVIPT Templeton Growth Securities Fund*
Janus Aspen Series (Service Class):
     Janus Aspen Balanced Portfolio*
     Janus Aspen Enterprise Portfolio*
     (formerly Janus Aspen Mid Cap Growth Portfolio)
     Janus Aspen Worldwide Portfolio*
     (formerly Janus Aspen Worldwide Growth Portfolio)
Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund
     LVIP Capital Growth Fund
     LVIP Cohen & Steers Global Real Estate Fund
     LVIP Columbia Value Opportunities Fund
     LVIP Delaware Bond Fund
     LVIP Delaware Foundation Aggressive Allocation Fund*
     LVIP Delaware Growth and Income Fund
     LVIP Delaware Social Awareness Fund
     LVIP Delaware Special Opportunities Fund
     LVIP FI Equity-Income Fund*
     LVIP Global Income Fund*
     LVIP Janus Capital Appreciation Fund
     LVIP Marsico International Growth Fund

     LVIP MFS Value Fund
     LVIP Mid-Cap Value Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund
     LVIP SSgA Bond Index Fund
     LVIP SSgA Developed International 150 Fund
     LVIP SSgA Emerging Markets 100 Fund
     LVIP SSgA International Index Fund
     LVIP SSgA Large Cap 100 Fund
     LVIP SSgA Small/Mid Cap 200 Fund
     LVIP SSgA S&P 500 Index Fund**
     LVIP SSgA Small-Cap Index Fund
     LVIP T. Rowe Price Growth Stock Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     LVIP Templeton Growth Fund
     LVIP Turner Mid-Cap Growth Fund
     LVIP UBS Global Asset Allocation Fund*
     LVIP Wilshire 2010 Profile Fund*
     LVIP Wilshire 2020 Profile Fund*
     LVIP Wilshire 2030 Profile Fund*
     LVIP Wilshire 2040 Profile Fund*
     LVIP Wilshire Aggressive Profile Fund
     LVIP Wilshire Conservative Profile Fund
     LVIP Wilshire Moderate Profile Fund
     LVIP Wilshire Moderately Aggressive Profile Fund
MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) VIT Core Equity Series*
     MFS (Reg. TM) VIT Growth Series*
     MFS (Reg. TM) VIT Total Return Series
     MFS (Reg. TM) VIT Utilities Series
Neuberger Berman Advisers Management Trust (I Class):
     Neuberger Berman AMT Mid-Cap Growth Portfolio*
     Neuberger Berman AMT Regency Portfolio*
PIMCO Variable Insurance Trust (Advisor Class)
     PIMCO VIT Commodity Real Return Strategy Portfolio*
Putnam Variable Trust (Class IB):
     Putnam VT Global Health Care Fund*
     (formerly Putnam VT Health Sciences Fund)
     Putnam VT Growth & Income Fund*
* Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.

**"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2009

Table of Contents


Item                                                          Page
Special Terms                                                  4
Expense Tables                                                 6
Summary of Common Questions                                   15
The Lincoln National Life Insurance Company                   17
Variable Annuity Account (VAA)                                18
Investments of the Variable Annuity Account                   19
Charges and Other Deductions                                  24
The Contracts                                                 30
 Purchase Payments                                            31
 Transfers On or Before the Annuity Commencement Date         32
 Surrenders and Withdrawals                                   34
 Death Benefit                                                37
 Investment Requirements                                      41
 Living Benefit Riders                                        45
 Lincoln Lifetime IncomeSM Advantage                          46
 Lincoln SmartSecurity (Reg. TM) Advantage                    55
 i4LIFE (Reg. TM) Advantage                                   61
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage    66
 4LATER (Reg. TM) Advantage                                   68
 Annuity Payouts                                              73
 Fixed Side of the Contract                                   74
Distribution of the Contracts                                 77
Federal Tax Matters                                           78
Additional Information                                        82
 Voting Rights                                                82
 Return Privilege                                             83
 Other Information                                            83
 Legal Proceedings                                            84
Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account N                   85
Appendix A - Condensed Financial Information                  A-1
Appendix B - Condensed Financial Information                  B-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) - An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

Account or variable annuity account (VAA) - The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value - Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the contract value on the valuation date that i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value equals the initial Account Value plus investment gains minus losses, regular income payments, Guaranteed Income Benefit payments, and withdrawals.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.

Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person you choose to receive any death benefit paid if you die before the annuity commencement date.

Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value (may be referenced to as account value in marketing materials) - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit - Before the annuity commencement date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The Contracts - Death Benefit for a description of the various death benefit options.

Good Order - The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Guaranteed Income Benefit - An option that provides a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage regular income payments. The calculation of the Guaranteed Income Benefit or the features applicable to the Guaranteed Income Benefit may vary based on the rider provisions applicable to certain contractowners.

i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.

Lincoln Lifetime IncomeSM Advantage - Provides minimum guaranteed lifetime periodic withdrawals that may increase. The Lincoln Lifetime IncomeSM Advantage Plus may provide an amount equal to the excess of the initial Guaranteed Amount over the current contract value.

Lincoln SmartSecurity (Reg. TM) Advantage - Provides minimum guaranteed periodic withdrawals (for life, if the 1 Year Automatic Step-Up option is chosen), regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent purchase payments and step-ups.

Living Benefit - A general reference to certain riders that may be available for purchase that provide some type of a minimum guarantee while you are alive. If you select a Living Benefit rider, excess withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements. These riders are the Lincoln Smart Security (Reg. TM) Advantage, Lincoln Lifetime Income AdvantageSM, 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit).

Purchase payments - Amounts paid into the contract.

Selling group individuals - A contractowner who meets one of the following criteria at the time of the contract purchase and who purchases the contract without the assistance of a sales representative under contract with us:

 o Employees and registered representatives of any member of the selling group (broker-dealers who have selling agreements with us) and their spouses and minor children.
 o Officers, directors, trustees or bona-fide full-time employees and their spouses and minor children, of Lincoln Financial Group or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.


Contractowner Transaction Expenses:



  o   Surrender charge (as a percentage of purchase payments surrendered/withdrawn):      7.00%*

* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charge.


We may apply the interest adjustment to amounts being withdrawn, surrendered or transferred from a guaranteed period account only (except for dollar cost averaging, portfolio rebalancing, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal amount under the Lincoln SmartSecurity (Reg. TM) Advantage and regular income payments under i4LIFE (Reg. TM) Advantage). See Fixed Side of the Contract.

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual Account Fee: $35*

Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):


                                        With Estate Enhancement
                                        Benefit Rider (EEB)
                                        -------------------------
o   Mortality and expense risk charge            1.65%
o   Administrative charge                        0.10%
                                                  ----
o   Total annual charge for each
    subaccount**                                 1.75%



    Enhanced Guaranteed   Guarantee of
    Minimum Death         Principal Death
    Benefit (EGMDB)       Benefit          Account Value Death Benefit
    --------------------- ---------------- ----------------------------
o          1.45%               1.20%                  1.15%
o          0.10%               0.10%                  0.10%
            ----                ----                   ----
o
           1.55%               1.30%                  1.25%

*The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year. This account fee may be less in some states and will be waived after the fifteenth contract year.

**For contracts purchased before June 6, 2005, (or later in those states that have not approved the contract changes), the total annual charges are as follows: EEB 1.65%; EGMDB 1.45%; Guarantee of Principal 1.35%; Account Value N/A.


In the event of a subsequent death benefit change, the charge will be based on the charges in effect at the time the contract was purchased.

Optional Rider Charges:


Lincoln Lifetime IncomeSM Advantage:

                                        Lincoln Lifetime IncomeSM
                                                Advantage
                                       Single or Joint Life Option
                                      ----------------------------
o   Guaranteed maximum annual
    percentage charge*                           1.50%
o   Current annual percentage
    charge* **                                   0.90%
o   Additional charge for Lincoln
    Lifetime IncomeSM Advantage
    Plus*                                        0.15%

*The annual percentage charge is assessed against the Guaranteed Amount (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. These changes to the Guaranteed Amount are discussed below. This charge is deducted from the contract value on a quarterly basis. See Charges and Other Deductions for further information.

**For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000.

Lincoln SmartSecurity (Reg. TM) Advantage:


                                Lincoln SmartSecurity (Reg. TM)
                                  Advantage - 5 Year Elective
                                       Step-Up option+ **
                               ---------------------------------
o   Guaranteed maximum annual
    percentage charge*                      0.95%
o   Current annual percentage
    charge*                                 0.65%



      Lincoln SmartSecurity (Reg. TM)    Lincoln SmartSecurity (Reg. TM)
        Advantage - 1 Year Automatic      Advantage - 1 Year Automatic
               Step-Up option                    Step-Up option
     - Single Life (and prior version)            - Joint Life
    ----------------------------------- --------------------------------
o
                  1.50%                              1.50%
o
                  0.65%                              0.80%

*The annual percentage charge is assessed against the Guaranteed Amount (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, and step-ups and decreased for withdrawals. This charge is deducted from the contract value on a quarterly basis. See Charges and Other Deductions for further information.

**For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount.

+As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM)Advantage - 5 Year Elective Step-up option is no longer available for purchase.



4LATER (Reg. TM) Advantage:




  o   Guaranteed maximum annual percentage charge*      1.50%
  o   Current annual percentage charge* **              0.65%

*The annual percentage charge for the 4LATER (Reg. TM) Advantage is multiplied by the Income Base (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, automatic 15% Enhancements, and Resets and decreased for withdrawals. The 4LATER (Reg. TM) Advantage charge is deducted from the subaccounts on a quarterly basis.

**For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base.


The next table describes charges that apply only when i4LIFE (Reg. TM) Advantage is in effect. The charge for any Guaranteed Income Benefit, if elected, is added to the i4LIFE (Reg. TM) Advantage charge and the total is deducted from your average daily account value.

i4LIFE (Reg. TM) Advantage Payout Phase (On and After the Periodic Income Commencement Date):


i4LIFE (Reg. TM) Advantage (as a daily percentage of average account value):

                        Enhanced Guaranteed      Guarantee of
                        Minimum Death            Principal Death
                        Benefit (EGMDB)          Benefit             Account Value Death Benefit
                        ---------------------    ----------------    ----------------------------
o   Annual charge*             1.95%                  1.70%                     1.65%

*During the Lifetime Income Period, the charge will be the same rate as the i4LIFE (Reg. TM) Advantage Account Value Death Benefit.

Optional Rider Charges :


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (as a daily percentage of average account value):



  o   Guaranteed maximum annual percentage charge      1.50%**
  o   Current annual percentage charge                 0.50%*

4LATER (Reg. TM) Advantage Guaranteed Income Benefit (as a daily percentage of average account value):



  o   Guaranteed maximum annual percentage charge      1.50%
  o   Current annual percentage charge                 0.65%* ***

For example, if you purchase the i4LIFE (Reg. TM) Advantage EGMDB for 1.95% with the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit at a maximum charge of 1.50%, your total annual charge is 3.45% (as a daily percentage of average account value).

*The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge.

**Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit and may purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase the Lincoln Lifetime IncomeSM Advantage.

***For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base.


The next table describes the separate account annual expenses (as a percentage of average daily net assets in the subaccounts) you pay on and after the Annuity Commencement Date:



  o   Mortality and expense risk charge and Administrative charge      1.40%

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2008. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.



                                                    Maximum      Minimum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         4.15%        0.53%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       1.81%        0.53%

* 38 of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2010.


The following table shows the expenses charged by each fund for the year ended
   December 31, 2008:


(as a percentage of each fund's average net assets):

                                                                    Management                      Other
                                                                       Fees        12b-1 Fees      Expenses
                                                                     (before        (before        (before
                                                                       any            any            any
                                                                     waivers/       waivers/       waivers/
                                                                    reimburse-     reimburse-     reimburse-
                                                                      ments)   +     ments)   +     ments)   +
AIM V.I. Capital Appreciation Fund (Series II)(2)(3)(4)             0.61   %       0.25   %       0.30   %
AIM V.I. Core Equity Fund (Series II)(2)(3)(4)(5)                   0.61           0.25           0.29
AIM V.I. International Growth Fund (Series II)(2)(3)(4)(5)          0.71           0.25           0.35
AllianceBernstein VPS Global Thematic Growth Portfolio (Class
 B)                                                                 0.75           0.25           0.18
AllianceBernstein VPS Growth and Income Portfolio (Class B)         0.55           0.25           0.07
AllianceBernstein VPS International Value Portfolio (Class B)       0.74           0.25           0.07
AllianceBernstein VPS Large Cap Growth Portfolio (Class B)          0.75           0.25           0.09
AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class B)       0.75           0.25           0.11
American Century VP Inflation Protection Fund (Class II)(6)(7)      0.48           0.25           0.01
American Funds Global Growth Fund (Class 2)(1)                      0.53           0.25           0.02
American Funds Global Small Capitalization Fund (Class 2)(1)        0.71           0.25           0.03
American Funds Growth Fund (Class 2)(1)                             0.32           0.25           0.01
American Funds Growth-Income Fund (Class 2)(1)                      0.27           0.25           0.01
American Funds International Fund (Class 2)(1)                      0.49           0.25           0.03
BlackRock Global Allocation V.I. Fund (Class III)                   0.65           0.25           0.13
Delaware VIP Diversified Income Series (Service Class)(8)           0.62           0.30           0.11
Delaware VIP Emerging Markets Series (Service Class)(8)             1.24           0.30           0.17
Delaware VIP High Yield Series (Service Class)(8)                   0.65           0.30           0.12
Delaware VIP Limited-Term Diversified Income Series (Service
 Class)(8)                                                          0.50           0.30           0.17
Delaware VIP REIT Series (Service Class)(8)                         0.75           0.30           0.12
Delaware VIP Small Cap Value Series (Service Class)(8)              0.73           0.30           0.12
Delaware VIP Trend Series (Service Class)(8                         0.75           0.30           0.12
Delaware VIP U.S. Growth Series (Service Class)(8                   0.65           0.30           0.11
Delaware VIP Value Series (Service Class)(8)                        0.65           0.30           0.11
DWS Alternative Asset Allocation Plus VIP Portfolio (Class
 B)(9)(10)(11)(12)(13)                                              0.20           0.25           0.33
DWS Equity 500 Index VIP (Class B)(14)(15)                          0.20           0.25           0.13
DWS Small Cap Index VIP (Class B)(14)                               0.35           0.25           0.19
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(16)   0.56           0.25           0.10



                                                                                                            Total
                                                                                                          Expenses
                                                                                     Total                 (after
                                                                                    Expenses     Total    Contractu
                                                                                    (before   Contractual    ua
                                                                     Acquired         any      waivers/   waivers/
                                                                       Fund         waivers/  reimburse-  reimburse
                                                                     Fees and      reimburse-    ments       e-
                                                                     Expenses  =     ments)    (if any)    ments)
AIM V.I. Capital Appreciation Fund (Series II)(2)(3)(4)             0.01   %       1.17   %
AIM V.I. Core Equity Fund (Series II)(2)(3)(4)(5)                   0.01           1.16       -0.01   %   1.15   %
AIM V.I. International Growth Fund (Series II)(2)(3)(4)(5)          0.02           1.33       -0.01       1.32
AllianceBernstein VPS Global Thematic Growth Portfolio (Class
 B)                                                                 0.00           1.18
AllianceBernstein VPS Growth and Income Portfolio (Class B)         0.00           0.87
AllianceBernstein VPS International Value Portfolio (Class B)       0.00           1.06
AllianceBernstein VPS Large Cap Growth Portfolio (Class B)          0.00           1.09
AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class B)       0.00           1.11
American Century VP Inflation Protection Fund (Class II)(6)(7)      0.00           0.74
American Funds Global Growth Fund (Class 2)(1)                      0.00           0.80
American Funds Global Small Capitalization Fund (Class 2)(1)        0.00           0.99
American Funds Growth Fund (Class 2)(1)                             0.00           0.58
American Funds Growth-Income Fund (Class 2)(1)                      0.00           0.53
American Funds International Fund (Class 2)(1)                      0.00           0.77
BlackRock Global Allocation V.I. Fund (Class III)                   0.00           1.03
Delaware VIP Diversified Income Series (Service Class)(8)           0.00           1.03       -0.05       0.98
Delaware VIP Emerging Markets Series (Service Class)(8)             0.00           1.71       -0.05       1.66
Delaware VIP High Yield Series (Service Class)(8)                   0.00           1.07       -0.05       1.02
Delaware VIP Limited-Term Diversified Income Series (Service
 Class)(8)                                                          0.00           0.97       -0.05       0.92
Delaware VIP REIT Series (Service Class)(8)                         0.00           1.17       -0.05       1.12
Delaware VIP Small Cap Value Series (Service Class)(8)              0.00           1.15       -0.05       1.10
Delaware VIP Trend Series (Service Class)(8                         0.00           1.17       -0.05       1.12
Delaware VIP U.S. Growth Series (Service Class)(8                   0.00           1.06       -0.05       1.01
Delaware VIP Value Series (Service Class)(8)                        0.00           1.06       -0.05       1.01
DWS Alternative Asset Allocation Plus VIP Portfolio (Class
 B)(9)(10)(11)(12)(13)                                              1.35           2.13       -0.32       1.81
DWS Equity 500 Index VIP (Class B)(14)(15)                          0.00           0.58
DWS Small Cap Index VIP (Class B)(14)                               0.00           0.79
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(16)   0.00           0.91

                                                                       Management                      Other
                                                                          Fees        12b-1 Fees      Expenses
                                                                        (before        (before        (before
                                                                          any            any            any
                                                                        waivers/       waivers/       waivers/
                                                                       reimburse-     reimburse-     reimburse-
                                                                         ments)   +     ments)   +     ments)   +
Fidelity VIP Equity-Income Portfolio (Service Class 2)                 0.46   %       0.25   %       0.11   %
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(17)          0.56           0.25           0.12
Fidelity (Reg. TM) VIP Mid Cap Portfolio (Service Class 2)(18)         0.56           0.25           0.12
Fidelity (Reg. TM) VIP Overseas Portfolio (Service Class 2)(19)        0.71           0.25           0.16
FTVIPT Franklin Income Securities Fund (Class 2)(20)                   0.45           0.25           0.02
FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class
 2)(21)                                                                0.50           0.25           0.28
FTVIPT Mutual Shares Securities Fund (Class 2)                         0.60           0.25           0.13
FTVIPT Templeton Global Bond Securities Fund (Class 2)(22)             0.47           0.25           0.11
FTVIPT Templeton Growth Securities Fund (Class 2)(20)                  0.74           0.25           0.04
Janus Aspen Balanced Portfolio (Service Class)(23)(24)(25)(26)         0.55           0.25           0.02
Janus Aspen Enterprise Portfolio (Service
 Class)(23)(24)(25)(26)(27)                                            0.64           0.25           0.03
Janus Aspen Worldwide Portfolio (Service
 Class)(23)(24)(25)(26)(28)(29)                                        0.50           0.25           0.03
LVIP Baron Growth Opportunities Fund (Service Class)(30)               1.00           0.25           0.09
LVIP Capital Growth Fund (Service Class)(31)                           0.72           0.25           0.09
LVIP Cohen & Steers Global Real Estate Fund (Service
 Class)(32)(33)                                                        0.95           0.25           0.18
LVIP Columbia Value Opportunities Fund (Service Class)(34)             1.05           0.25           0.20
LVIP Delaware Bond Fund (Service Class)                                0.33           0.35           0.07
LVIP Delaware Foundation Aggressive Allocation Fund (Service
 Class)(78)(79)                                                        0.75           0.25           0.11
LVIP Delaware Growth and Income Fund (Service Class)                   0.34           0.35           0.07
LVIP Delaware Social Awareness Fund (Service Class)                    0.37           0.35           0.07
LVIP Delaware Special Opportunities Fund (Service Class)               0.40           0.35           0.07
LVIP FI Equity-Income Fund (Service Class)(35)                         0.75           0.25           0.07
LVIP Global Income Fund (Service Class)(36)(37)                        0.65           0.25           0.19
LVIP Janus Capital Appreciation Fund (Service Class)(38)               0.75           0.25           0.10
LVIP Marsico International Growth Fund (Service Class)(39)             0.92           0.25           0.13
LVIP MFS Value Fund (Service Class)(40)                                0.66           0.25           0.08
LVIP Mid-Cap Value Fund (Service Class)(41)                            0.89           0.25           0.10
LVIP Mondrian International Value Fund (Service Class)                 0.70           0.25           0.10
LVIP Money Market Fund (Service Class)(42)                             0.35           0.25           0.08
LVIP SSgA Bond Index Fund (Service Class)(43)(44)                      0.40           0.25           0.13
LVIP SSgA Developed International 150 Fund (Service
 Class)(45)(46)                                                        0.75           0.25           2.04
LVIP SSgA Emerging Markets 100 Fund (Service Class)(47)(48)            1.09           0.25           2.81
LVIP SSgA International Index Fund (Service Class)(44)(49)             0.40           0.25           1.18
LVIP SSgA Large Cap 100 Fund (Service Class)(50)(51)                   0.52           0.25           0.43
LVIP SSgA Small/Mid Cap 200 Fund (Service Class)(53)(54)(55)           0.69           0.25           0.66
LVIP SSgA S&P 500 Index Fund (Service Class)(52)                       0.24           0.25           0.09
LVIP SSgA Small-Cap Index Fund (Service Class)(56)                     0.32           0.25           0.15
LVIP T. Rowe Price Growth Stock Fund (Service Class)(57)               0.73           0.25           0.09
LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service
 Class)                                                                0.74           0.25           0.10



                                                                                                               Total
                                                                                                             Expenses
                                                                                        Total                 (after
                                                                                       Expenses     Total    Contractu
                                                                                       (before   Contractual    ua
                                                                        Acquired         any      waivers/   waivers/
                                                                          Fund         waivers/  reimburse-  reimburse
                                                                        Fees and      reimburse-    ments       e-
                                                                        Expenses  =     ments)    (if any)    ments)
Fidelity VIP Equity-Income Portfolio (Service Class 2)                 0.00   %       0.82   %
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(17)          0.00           0.93
Fidelity (Reg. TM) VIP Mid Cap Portfolio (Service Class 2)(18)         0.00           0.93
Fidelity (Reg. TM) VIP Overseas Portfolio (Service Class 2)(19)        0.00           1.12
FTVIPT Franklin Income Securities Fund (Class 2)(20)                   0.00           0.72
FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class
 2)(21)                                                                0.02           1.05       -0.02   %   1.03   %
FTVIPT Mutual Shares Securities Fund (Class 2)                         0.00           0.98
FTVIPT Templeton Global Bond Securities Fund (Class 2)(22)             0.00           0.83
FTVIPT Templeton Growth Securities Fund (Class 2)(20)                  0.00           1.03
Janus Aspen Balanced Portfolio (Service Class)(23)(24)(25)(26)         0.00           0.82
Janus Aspen Enterprise Portfolio (Service
 Class)(23)(24)(25)(26)(27)                                            0.00           0.92
Janus Aspen Worldwide Portfolio (Service
 Class)(23)(24)(25)(26)(28)(29)                                        0.00           0.78
LVIP Baron Growth Opportunities Fund (Service Class)(30)               0.00           1.34       -0.05       1.29
LVIP Capital Growth Fund (Service Class)(31)                           0.00           1.06       -0.03       1.03
LVIP Cohen & Steers Global Real Estate Fund (Service
 Class)(32)(33)                                                        0.00           1.38       -0.22       1.16
LVIP Columbia Value Opportunities Fund (Service Class)(34)             0.00           1.50
LVIP Delaware Bond Fund (Service Class)                                0.00           0.75
LVIP Delaware Foundation Aggressive Allocation Fund (Service
 Class)(78)(79)                                                        0.03           1.14       -0.13       1.01
LVIP Delaware Growth and Income Fund (Service Class)                   0.00           0.76
LVIP Delaware Social Awareness Fund (Service Class)                    0.00           0.79
LVIP Delaware Special Opportunities Fund (Service Class)               0.00           0.82
LVIP FI Equity-Income Fund (Service Class)(35)                         0.00           1.07       -0.05       1.02
LVIP Global Income Fund (Service Class)(36)(37)                        0.00           1.09       -0.09       1.00
LVIP Janus Capital Appreciation Fund (Service Class)(38)               0.00           1.10       -0.07       1.03
LVIP Marsico International Growth Fund (Service Class)(39)             0.00           1.30       -0.01       1.29
LVIP MFS Value Fund (Service Class)(40)                                0.00           0.99
LVIP Mid-Cap Value Fund (Service Class)(41)                            0.00           1.24
LVIP Mondrian International Value Fund (Service Class)                 0.00           1.05
LVIP Money Market Fund (Service Class)(42)                             0.00           0.68
LVIP SSgA Bond Index Fund (Service Class)(43)(44)                      0.00           0.78       -0.10       0.68
LVIP SSgA Developed International 150 Fund (Service
 Class)(45)(46)                                                        0.00           3.04       -2.28       0.76
LVIP SSgA Emerging Markets 100 Fund (Service Class)(47)(48)            0.00           4.15       -3.20       0.95
LVIP SSgA International Index Fund (Service Class)(44)(49)             0.00           1.83       -1.13       0.70
LVIP SSgA Large Cap 100 Fund (Service Class)(50)(51)                   0.00           1.20       -0.49       0.71
LVIP SSgA Small/Mid Cap 200 Fund (Service Class)(53)(54)(55)           0.02           1.62       -0.89       0.73
LVIP SSgA S&P 500 Index Fund (Service Class)(52)                       0.00           0.58
LVIP SSgA Small-Cap Index Fund (Service Class)(56)                     0.00           0.72
LVIP T. Rowe Price Growth Stock Fund (Service Class)(57)               0.00           1.07
LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service
 Class)                                                                0.00           1.09

                                                                    Management                      Other
                                                                       Fees        12b-1 Fees      Expenses
                                                                     (before        (before        (before
                                                                       any            any            any
                                                                     waivers/       waivers/       waivers/
                                                                    reimburse-     reimburse-     reimburse-
                                                                      ments)   +     ments)   +     ments)   +
LVIP Templeton Growth Fund (Service Class)(58)                      0.74   %       0.25   %       0.08   %
LVIP Turner Mid-Cap Growth Fund (Service Class)(59)(60)             0.89           0.25           0.18
LVIP UBS Global Asset Allocation Fund (Service Class)(61)           0.74           0.25           0.11
LVIP Wilshire 2010 Profile Fund (Service Class)(62)(63)(64)         0.25           0.25           0.60
LVIP Wilshire 2020 Profile Fund (Service Class)(62)(63)(64)         0.25           0.25           0.31
LVIP Wilshire 2030 Profile Fund (Service Class)(62)(63)(64)         0.25           0.25           0.45
LVIP Wilshire 2040 Profile Fund (Service Class)(62)(63)(64)         0.25           0.25           0.76
LVIP Wilshire Aggressive Profile Fund (Service Class)(62)(63)(65)   0.25           0.25           0.08
LVIP Wilshire Conservative Profile Fund (Service
 Class)(62)(63)(65)                                                 0.25           0.25           0.05
LVIP Wilshire Moderate Profile Fund (Service Class)(62)(63)(65)     0.25           0.25           0.03
LVIP Wilshire Moderately Aggressive Profile Fund (Service
 Class)(62)(63)(65)                                                 0.25           0.25           0.03
MFS (Reg. TM) VIT Core Equity Series (Service Class)(66)(67)(68)    0.75           0.25           0.20
MFS (Reg. TM) VIT Growth Series (Service Class)(66)(68)             0.75           0.25           0.08
MFS (Reg. TM) VIT Total Return Series (Service Class)(66)(68)       0.74           0.25           0.07
MFS (Reg. TM) VIT Utilities Series (Service Class)(66)(68)          0.72           0.25           0.09
Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class)(69)         0.83           0.00           0.09
Neuberger Berman AMT Regency Portfolio (I Class)(69)                0.85           0.00           0.12
PIMCO VIT Commodity Real Return Strategy Portfolio (Advisor
 Class)(70)(71)(72)(73)(74)                                         0.74           0.25           0.17
Putnam VT Global Health Care Fund (Class 1B)(75)(76)                0.70           0.25           0.16
Putnam VT Growth & Income Fund (Class 1B)(77)                       0.53           0.25           0.07



                                                                                                            Total
                                                                                                          Expenses
                                                                                     Total                 (after
                                                                                    Expenses     Total    Contractu
                                                                                    (before   Contractual    ua
                                                                     Acquired         any      waivers/   waivers/
                                                                       Fund         waivers/  reimburse-  reimburse
                                                                     Fees and      reimburse-    ments       e-
                                                                     Expenses  =     ments)    (if any)    ments)
LVIP Templeton Growth Fund (Service Class)(58)                      0.00   %       1.07   %
LVIP Turner Mid-Cap Growth Fund (Service Class)(59)(60)             0.00           1.32       -0.09   %   1.23   %
LVIP UBS Global Asset Allocation Fund (Service Class)(61)           0.03           1.13
LVIP Wilshire 2010 Profile Fund (Service Class)(62)(63)(64)         0.51           1.61       -0.65       0.96
LVIP Wilshire 2020 Profile Fund (Service Class)(62)(63)(64)         0.52           1.33       -0.36       0.97
LVIP Wilshire 2030 Profile Fund (Service Class)(62)(63)(64)         0.53           1.48       -0.50       0.98
LVIP Wilshire 2040 Profile Fund (Service Class)(62)(63)(64)         0.54           1.80       -0.81       0.99
LVIP Wilshire Aggressive Profile Fund (Service Class)(62)(63)(65)   0.87           1.45       -0.13       1.32
LVIP Wilshire Conservative Profile Fund (Service
 Class)(62)(63)(65)                                                 0.72           1.27       -0.10       1.17
LVIP Wilshire Moderate Profile Fund (Service Class)(62)(63)(65)     0.78           1.31       -0.08       1.23
LVIP Wilshire Moderately Aggressive Profile Fund (Service
 Class)(62)(63)(65)                                                 0.81           1.34       -0.08       1.26
MFS (Reg. TM) VIT Core Equity Series (Service Class)(66)(67)(68)    0.00           1.20       -0.05       1.15
MFS (Reg. TM) VIT Growth Series (Service Class)(66)(68)             0.00           1.08
MFS (Reg. TM) VIT Total Return Series (Service Class)(66)(68)       0.00           1.06
MFS (Reg. TM) VIT Utilities Series (Service Class)(66)(68)          0.00           1.06
Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class)(69)         0.00           0.92
Neuberger Berman AMT Regency Portfolio (I Class)(69)                0.00           0.97
PIMCO VIT Commodity Real Return Strategy Portfolio (Advisor
 Class)(70)(71)(72)(73)(74)                                         0.09           1.25       -0.09       1.16
Putnam VT Global Health Care Fund (Class 1B)(75)(76)                0.01           1.12
Putnam VT Growth & Income Fund (Class 1B)(77)                       0.00           0.85

(1) The Series' investment adviser waived a portion of its management fee from September 1, 2004 (May 1, 2006 in the case of Global Growth and Income Fund and October 4, 2006 in the case of Global Bond Fund) through December 31, 2008. Management fees and total expenses in the table do not reflect any waivers. Information regarding the effect of any waiver on total annual fund operating expenses can be found in the Financial Highlights table in the prospectus and annual report.

(2) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.

(3) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the limit on Total Annual Fund Operating Expenses, if any. The impact of the acquired fund fees and expense are included in the total returns of the Fund.

(4) The Fund's advisor has contractually agreed through April 30, 2010, to waive a portion of its advisory fees and or/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Operating Expenses of Series II shares to 1.45% of average daily net assets.

(5) The Fund's advisor has contractually agreed through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees Invesco AIM receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. Fee Waiver reflects this agreement.

(6) The fund pays the advisor a single, unified management fee for arranging all services necessary for the fund to operate. The fee shown is based on assets during the fund's most recent fiscal year. The fund has a stepped fee schedule. As a result, the fund's unified management fee rate generally decreases as assets increase and increases as assets decrease.

(7) Other expenses include the fees and expenses of the fund's independent directors and their legal counsel, interest, and, if applicable, acquired fund fees and expenses.

(8) The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2009 through April 30, 2010, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(9) Management fee has two components: (i) a fee on assets invested in other DWS funds; and (ii) a fee on assets not invested in other DWS funds ("Other Assets"). The Advisor currently intends to invest substantially all the assets of the portfolio in other DWS funds. However, in the future, the portfolio may invest a larger portion, or all, of its assets in Other Assets. If the portfolio's assets are entirely invested in Other Assets, the management fee would be 1.20% of average daily net assets. However, in such a situation, the Acquired Fund (Underlying Fund) Fees and Expenses are expected to decrease. The Advisor will waive 0.15% of the management fee until the portfolio reaches $50 million in assets and the Advisor's global tactical asset allocation overlay strategy is implemented.

(10) The portfolio's shareholders bear indirectly the expenses of the shares of other DWS funds or ETF's in which the portfolio invests. Acquired Fund (Underlying Fund) Fees and Expenses for the initial fiscal year are based on the expected initial allocation of the portfolio assets. The Total Annual

    Operating Expenses will vary with changes in allocations to, and operating expenses of, the other DWS funds or ETFs in which the portfolio invest.

(11) "Acquired Funds (Underlying Funds) Fees and Expenses" includes impact of dividends on short sales for investments in DWS Market Neutral Fund. "Acquired Funds (Underlying Funds) Fees and Expenses" would be 1.20% excluding these dividends on short sales and the Total Annual Operating Expenses" would be 1.73% without these dividends on short sales.

(12) "Other Expenses" are based on estimated amounts for the current fiscal year, including 0.05% organizational and offering expenses expected to be incurred over the next twelve months only. Actual expenses may be different. Includes 0.10% administration fee paid to the Advisor.

(13) Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain the fund's operating expenses at 0.21% for Class B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest and acquired funds (underlying funds) fees and expenses (estimated at 1.35%).

(14) "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes 0.10% administration fee.


(15) Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 0.58% for Class B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(16) Contrafund - A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.90% for Service Class 2. These offsets may be discontinued at any time.

(17) Growth. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.92% for Service Class 2. These offsets may be discontinued at any time.

(18) Mid Cap. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.92% for Service Class 2. These offsets may be discontinued at any time.

(19) Overseas. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 1.09% for Service Class 2. These offsets may be discontinued at any time.

(20) The Fund administration fee is paid indirectly through the management fee.

(21) The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton money market fund (the Sweep Money Fund which is "the acquired fund" in this case) to the extent of the Fund's fees and expenses of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission (SEC); this arrangement will continue as long as the exemptive order is relied upon. This reduction is not reflected in Net Annual Fund operating expenses, which would be lower if it were.

(22) The Fund's name changed from Templeton Global Income Securities Fund effective as of May 1, 2009

(23) All expenses are shown without the effect of expense offset arrangements. Pursuant to such offset arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

(24) The "Management Fee" is the investment advisory fee rate paid by each Portfolio to Janus Capital as of the end of the fiscal year. For Worldwide Growth Portfolio, this fee may go up or down monthly based on the Portfolio's performance relative to its benchmark index over the performance measurement period..

(25) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

(26) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive certain Portfolios' total operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee applicable to certain Portfolios, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least May 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of the Portfolio's Prospectus.

(27) Formerly known as Mid Cap Growth Portfolio.

(28) Worldwide Portfolio pays an investment advisory fee rate that adjusts up or down based upon the Portfolio's performance relative to its benchmark index during the measuring period. This fee rate, prior to any performance adjustment, is 0.60% for Worldwide Growth Portfolio; and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to the fee rate commenced February 2007 for Worldwide Portfolio, and may increase or decrease the Management Fee. Refer to the "Management Expenses" section in the Portfolio's Prospectus for additional information with further description in the Statement of Additional Information.

(29) Formerly known as Worldwide Growth Portfolio.

(30) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.29% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(31) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.03% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(32) The information in the expense table has been restated to reflect that the expense reimbursement agreement with the advisor was terminated effective April 30, 2009.

(33) The adviser has contractually agreed to waive the following portion of its advisory fee for the fund: 0.22% on the first $250,000,000 of average daily net assets of the fund and 0.32% on the excess over $250,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(34) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.59% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(35) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2010. The waiver amount is: 0.03% on the first $250,000,000 of average daily net assets of the fund; 0.08% on the next $500,000,000 of average daily net assets of the fund; and 0.13% of average daily net assets of the fund in excess of $750,000,000. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(36) The advisor has contractually agreed to waive 0.05% of its advisory fee for the fund. The waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(37) The adviser has contractually agreed to reimburse the fund to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 1.00% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(38) Effective May 1, 2009, the adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2010. The waiver amount is:
     0.15% on the first $100,000,000 of average daily net assets of the fund; 0.10% of the next $150,000,000 of average daily net assets of the fund. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund. The fee table has been restated to reflect the new agreement.

(39) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.29% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(40) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.05% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(41) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.29% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(42) The fund's distributor and fund's advisor have voluntarily agreed to waive fees and/or reimburse expenses to the extent necessary to prevent a negative yield for each class of shares of the fund. The voluntary waivers and reimbursements may be modified or terminated at any time, without notice, and are subject to future recapture by the fund's distributor and fund's advisor. There is no guarantee that the fund will be able to avoid a negative yield.

(43) The advisor has contractually agreed to waive the following portion of its advisory fee for the fund: 0.07% on the first $500 million of average daily net assets of the fund and 0.12% of average daily net assets of the fund in excess of $500 million. This waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(44) The adviser has contractually agreed to reimburse the fund to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.70% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(45) The advisor has contractually agreed to waive the following portion of its advisory fee for the fund: 0.35% on the first $100 million of average daily net assets of the fund and 0.43% of average daily net assets of the fund in excess of $100 million. This waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(46) The adviser has contractually agreed to reimburse the fund to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.76% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(47) The advisor has contractually agreed to waive the following portion of its advisory fee for the fund: 0.69% on the first $100 million of average daily net assets of the fund and 0.76% of average daily net assets of the fund in excess of $100 million. This waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(48) The adviser has contractually agreed to reimburse the fund to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.95% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(49) The advisor has contractually agreed to waive the following portion of its advisory fee for the fund: 0.06% on the first $500 million of average daily net assets of the fund and 0.09% of average daily net assets of the fund in excess of $500 million. This waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(50) The advisor has contractually agreed to waive the following portion of its advisory fee for the fund: 0.12% on the first $100 million of average daily net assets of the fund and 0.22% of average daily net assets of the fund in excess of $100 million. This waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(51) The adviser has contractually agreed to reimburse the fund to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.71% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(52) The information in the expense table has been restated to reflect that the expense reimbursement agreement with the adviser was terminated effective April 30, 2009.

(53) The adviser has contractually agreed to reimburse the fund to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.71% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(54) The advisor has contractually agreed to waive the following portion of its advisory fee for the fund: 0.29% on the first $100 million of average daily net assets of the fund and 0.39% of average daily net assets of the fund in excess of $100 million. This waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(55) The Acquired Fund Fees and Expenses (AFFE) in the fund's chart are based on the 2008 fees and expenses of the underlying funds owned by this fund during 2008 and are provided to show you an estimate of the underlying fees and expenses attributable to the fund.

(56) The information in the expense table has been restated to reflect that the expense reimbursement agreement with the adviser was terminated effective April 30, 2009.

(57) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.11% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(58) The information in the expense table has been restated to reflect that the expense reimbursement agreement with the adviser and the distribution services waiver agreement with the distributor were terminated effective April 30, 2009.

(59) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2010. The waiver amount is: 0.10% on the first $25 million and 0.05% on the next $50 million. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(60) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed

    1.27% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(61) Acquired Fund Fees and Expenses in the fund's fee chart are based on the 2008 fees and expenses of the UBS Relationship funds owned by the fund during 2008 and are provided to show you an estimate of the underlying fees and expenses attributable to the fund.

(62) Effective January 1, 2009, the advisor contractually agreed to waive the following portion of the its advisory fee for the Funds': 0.05% of average daily net assets of the Fund. The Agreement will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination of the Fund. The fee table has been restated to reflect this agreement.

(63) The adviser has contractually agreed to reimburse each fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.45% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund. The fee table has been restated to reflect the new agreement.

(64) The "Acquired Fund Fees and Expenses (AFFE)" in the chart have been restated to reflect the expenses of the underlying funds in which the Profile Funds currently invest. Each funds' expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

(65) The "Acquired Fund Fees and Expenses (AFFE)" in the chart are based on the 2008 fees and expenses of the underlying funds that were owned by each Profile fund during 2008 and are provided to show you an estimate of the underlying fees and expenses attributable to each fund. Each funds' expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

(66) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Total Annual Fund Operating Expenses" would be lower.

(67) MFS has agreed in writing to bear the series' expenses, such that "Other Expenses", determined without giving effect to the expense offset arrangements described above, do not exceed 0.15% annually. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs and investment-
related expenses and will continue until at least April 30, 2010.

(68) The funds' Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of the funds' Service Class shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "12b-1 fee" of the fund's prospectus.

(69) Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2012 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Balanced, Short Duration Bond, Mid-Cap Growth, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Balanced, Short Duration Bond, Mid-Cap Growth and Partners Portfolios; and 1.50% of the average daily net asset value of the Regency Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

(70) "Management Fees" reflect an advisory fees and a supervisory and administrative fees payable by the Fund to PIMCO.

(71) "Other Expenses" reflect interest expense. Interest expense is based on the amounts incurred during the Portfolio's most recent fiscal year as a result of entering into certain investment, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Portfolio for accounting purposes, but the amount of the interest expense (if any) will vary with the Portfolio's use of those investments (like reverse repurchase agreements) as an investment strategy.

(72) The Total Annual Portfolio Operating Expenses do not match the Ratio of Expense to Average Net Assets of the Portfolio, as set forth in the Financial Highlights table of the shareholder report, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Portfolio and does not include Underlying Fund Expenses.

(73) The Subsidiary has entered into a separate contract with PIMCO for the management of the Subsidiary's portfolio pursuant to which the Subsidiary pays PIMCO management fee at the annual rates of 0.69% of its net assets.

(74) PIMCO has contractually agreed to waive the management fee and administration fee it received from the Portfolio in an amount equal to the management fee paid to PIMCO by the Subsidiary as described. This waiver may not be terminated by PIMCO and will remain in effect as long as PIMCO's contract with the Subsidiary is in place.

(75) In order to further limit expenses, Putnam Management had agreed to waive fees and reimburse expenses of the funds through June 30, 2008 to the extent necessary to ensure that the fund pays total fund operating expenses at an annual rate that does not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the applicable fund. For these purposes, total fund operating expenses of both the applicable fund and the Lipper custom group average are calculated without giving effect to 12b-1 fees or any expense offset and brokerage service arrangements that may reduce fund expenses. The expense limitation that resulted in the greater reduction in expenses of the fund at the end of each applicable period for the fund was applied to the fund for that period. During the year ended December 31, 2008 this limitation decreased expenses by 0.03%.

(76) "Total Annual Fund Operating Expenses" includes the amount from "Acquired Fund Fees and Expenses" column, which is an estimate of expenses attributable to the fund's investments in other investment companies, based on the total annual fund operating expenses of such companies as reported in their most recent shareholder reports (net of any applicable expense limitations). These indirect expenses will vary from time to time depending on the fund's investments in other investment companies and their operating expenses.

(77) Includes estimated expenses attributable to the fund's investments in other investment companies that the fund bears indirectly.

(78) "Other Expenses, "Acquired Fund Fees and Expenses" and Annual Fund Operating Expenses" in connection with the fund and funds (Pro Forma) have been estimated since the fund has not yet commenced. The advisor has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund in excess of $100 million. This waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(79) The adviser has contractually agreed to reimburse the fund to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.98% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees") not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.

EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB death benefit and Lincoln Lifetime IncomeSM Advantage Plus at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



   1 year    3 years   5 years   10 years
----------- --------- --------- ---------
   $1,441    $2,829    $4,228    $7,551

2) If you annuitize or do not surrender your contract at the end of the applicable time period:



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $741   $2,229    $3,728    $7,551

For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income payments or annuity payouts are made. See The Contracts - i4LIFE (Reg. TM) Advantage including the Guaranteed Income Benefit Rider, 4LATER (Reg. TM) Advantage and Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.



Summary of Common Questions
What kind of contract am I buying? It is an individual variable or fixed and/or interest adjusted, if applicable, annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. See The Contracts. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your purchase payments among the various subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.

What are Investment Requirements? If you elect one of the following riders:
Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, the Lincoln SmartSecurity (Reg. TM) Advantage, or i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, you will be subject to certain requirements for your subaccount investments. You will be limited in how much you can invest in certain subaccounts. Different Investment Requirements apply to different riders. See The Contracts - Investment Requirements.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? If you withdraw purchase payments, you pay a surrender charge from 0% to 7.00% of the surrendered or withdrawn purchase payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions-Surrender Charge.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts - Death Benefit.

May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that you may purchase for an additional charge and which provides minimum guaranteed, periodic withdrawals for your life (Single Life Option) or for the lives of you and your spouse (Joint Life Option) regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial purchase payment (or contract value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the step-up to 200% of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts-Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

What is Lincoln Lifetime IncomeSM Advantage Plus? Lincoln Lifetime IncomeSM Advantage Plus is available for an additional fee and provides an increase in your contract value of an amount equal to the excess of the initial Guaranteed Amount over the current contract value on the seventh benefit year anniversary so long as no withdrawals have been taken and you adhere to certain Investment Requirements. Lincoln Lifetime IncomeSM Advantage Plus may only be purchased in addition to Lincoln Lifetime IncomeSM Advantage.

What are Living Benefit Riders? Living Benefit riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. If you select a Living Benefit rider, excess withdrawals may have adverse effects on the benefit, and you will be subject to Investment Requirements. These riders are the Lincoln Smart Security (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage (both of which are withdrawal benefit riders) and 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit) (both of which are annuity payout riders). These riders are discussed in detail in this prospectus. In addition, there is an overview of these riders that is provided with this prospectus.

What is the Lincoln SmartSecurity (Reg. TM) Advantage? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial purchase payment (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess withdrawals will adversely affect the Guaranteed Amount. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a death benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage death benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) regular income payments. The i4LIFE (Reg. TM) Guaranteed Income Benefit is purchased at the time you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. 4LATER (Reg. TM) Advantage, Lincoln Smart Security (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage have features that may be used to establish the amount of the Guaranteed Income Benefit. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. The i4LIFE (Reg. TM) Guaranteed Income Benefit does not have an Income Base; the minimum floor is based on the contract value at the time you elect i4LIFE (Reg. TM) with the Guaranteed Income Benefit. You may use your Guaranteed Amount from Lincoln Smart Security (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage to establish the Guaranteed Income Benefit at the time you terminate Lincoln Smart Security (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage to purchase i4LIFE (Reg. TM) Advantage. By electing this benefit, you will be subject to Investment Requirements. See The Contracts
- i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, and Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage option.

What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage, which may be available for purchase at an additional charge, is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage regular income payments. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about accumulation unit values? Appendix A and B to this prospectus provide more information about accumulation unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Results calculated without contingent deferred sales charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your contract value, such as those associated with death benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other contractowner obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 7866, Fort Wayne, IN 46801-7866 , or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.



Financial Statements
The December 31, 2008 financial statements of the VAA and the December 31, 2008 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.

Investments of the Variable Annuity Account
You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.


Certain Payments We Receive with Regard to the Funds

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.50%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AIM, AllianceBernstein, American Century, American Funds, BlackRock, Delaware, DWS, Fidelity, Franklin Templeton, Janus, Lincoln, MFS, PIMCO and Putnam Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.35% based on the amount of assets invested in those Funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for the fund. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


AIM Variable Insurance Funds, advised by Invesco A I M Advisors, Inc.

  o Capital Appreciation Fund (Series II): Capital appreciation.
     This fund is not offered in contracts issued on or after May 24, 2004.

  o Core Equity Fund (Series II): Long-term growth.
     This fund is not offered in contracts issued on or after May 24, 2004.

  o International Growth Fund (Series II): Long-term growth.
     This fund is not offered in contracts issued on or after May 24, 2004.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
    L.P.

  o AllianceBernstein VPS Global Thematic Growth Portfolio (Class B): Maximum capital appreciation.
     (formerly AllianceBernstein VPS Global Technology Portfolio)

  o AllianceBernstein VPS Growth and Income Portfolio (Class B): Growth and income.

  o AllianceBernstein VPS International Value Portfolio (Class B): Long-term growth.

  o AllianceBernstein VPS Large Cap Growth Portfolio (Class B): Maximum capital appreciation.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class B): Long-term growth.


American Century Investments Variable Products, advised by American Century Investment Management, Inc.

  o Inflation Protection Fund (Class II): Long-term total return.


American Funds Insurance SeriesSM, advised by Capital Research and Management Company

  o Global Growth Fund (Class 2): Long-term growth.

  o Global Small Capitalization Fund (Class 2): Long-term growth.

  o Growth Fund (Class 2): Long-term growth.

  o Growth-Income Fund (Class 2): Growth and income.

  o International Fund (Class 2): Long-term growth.


BlackRock Variable Series Funds, Inc.,advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC

  o BlackRock Global Allocation V.I. Fund (Class III): High total return. This fund will be available on or about June 30, 2009. Consult your financial advisor.


Delaware VIP Trust, advised by Delaware Management Company

  o Diversified Income Series (Service Class): Total return.

  o Emerging Markets Series (Service Class): Capital appreciation.

  o High Yield Series (Service Class): Total return.

  o Limited-Term Diversified Income Series (Service Class): Total return. (formerly Capital Reserves Series)

  o REIT Series (Service Class): Total return.
    This fund is not available in contracts issued after June 4, 2007. This fund will be reopened and available in all contracts on or about June 30, 2009. Consult your financial advisor.

  o Small Cap Value Series (Service Class): Capital appreciation.

  o Trend Series (Service Class): Capital appreciation.

  o U.S. Growth Series (Service Class): Capital appreciation.

  o Value Series (Service Class): Capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Investment Management Americas, Inc. and subadvised by Northern Trust Investments, Inc.

  o DWS Equity 500 Index VIP (Class B): Capital appreciation.
     This fund is not offered in contracts issued on or after June 4, 2007.

  o DWS Small Cap Index VIP (Class B): Capital appreciation.
     This fund is not offered in contracts issued on or after June 4, 2007.


DWS Variable Series II, advised by Deutsche Investment Management Americas,
    Inc. and subadvised by RREEF America L.L.C.

  o DWS Alternative Asset Allocation Plus VIP Portfolio (Class B): Capital Appreciation
     This fund will be available on or about June 30, 2009. Consult your financial advisor.

Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and subadvised by FMR CO., Inc.

  o Contrafund (Reg. TM) Portfolio (Service Class 2): Long-term capital appreciation.

  o Equity-Income Portfolio (Service Class 2): Reasonable income.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Growth Portfolio (Service Class 2): Capital appreciation.

  o Mid Cap Portfolio (Service Class 2): Long-term growth.

  o Overseas Portfolio (Service Class 2): Long-term growth.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund, and the Templeton Global Bond Securities Fund, and by Templeton Global Advisors Limited for the Templeton Growth Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.

  o Franklin Income Securities Fund (Class 2): Current income.

  o Franklin Small-Mid Cap Growth Securities Fund (Class 2): Long-term capital growth.

  o Mutual Shares Securities Fund (Class 2): Capital appreciation.

  o Templeton Global Bond Securities Fund (Class 2): High current income. This fund is not offered in contracts issued on or after June 30, 2009. (formerly Templeton Global Income Securities Fund)

  o Templeton Growth Securities Fund (Class 2): Long-term capital growth. This fund is not offered in contracts issued on or after June 4, 2007.


Janus Aspen Series, advised by Janus Capital Management LLC

  o Balanced Portfolio (Service Class): Long-term growth and current income. This fund is not offered in contracts issued on or after June 6, 2005.

  o Enterprise Portfolio (Service Class): Long-term growth.
     This fund is not offered in contracts issued on or after June 6, 2005. (formerly Mid Cap Growth Portfolio)

  o Worldwide Portfolio (Service Class): Long-term growth.
     This fund is not offered in contracts issued on or after May 24, 2004. (formerly Worldwide Growth Portfolio)


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.

  o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation. (Subadvised by BAMCO, Inc.)

  o LVIP Capital Growth Fund (Service Class): Capital growth.
     (Subadvised by Wellington Management)

  o LVIP Cohen & Steers Global Real Estate Fund (Service Class): Total Return. (Subadvised by Cohen & Steers Capital Management)

  o LVIP Columbia Value Opportunities Fund (Service Class): Long-term capital appreciation.
     (Subadvised by Columbia Management Advisors, LLC)
     (formerly LVIP Value Opportunities Fund)

  o LVIP Delaware Bond Fund (Service Class): Current income.
     (Subadvised by Delaware Management Company)

  o LVIP Delaware Foundation Aggressive Allocation Fund (Service Class):
     Long-term capital growth.
     (Subadvised by Delaware Management Company)
     This fund will not be available until the merger with the LVIP UBS Global Asset Allocation Fund is complete.
     This fund is not offered in contracts issued on or after June 30, 2009.

  o LVIP Delaware Growth and Income Fund (Service Class): Capital appreciation. (Subadvised by Delaware Management Company)

  o LVIP Delaware Social Awareness Fund (Service Class): Capital appreciation. (Subadvised by Delaware Management Company)

  o LVIP Delaware Special Opportunities Fund (Service Class): Capital appreciation.
     (Subadvised by Delaware Management Company)

  o LVIP FI Equity-Income Fund (Service Class): Income.
    (Subadvised by Pyramis Global Advisors LLC)
     This fund is not offered in contracts issued before June 6, 2005.

  o LVIP Global Income Fund (Service Class): Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Templeton Investment Counsel, LLC)
     This fund will be available on or about June 30, 2009. Consult your financial advisor.

  o LVIP Janus Capital Appreciation Fund (Service Class): Long-term growth. (Subadvised by Janus Capital Management LLC)

  o LVIP Marsico International Growth Fund (Service Class): Long-term capital appreciation.
     (Subadvised by Marsico Capital Management, LLC)

  o LVIP MFS (Reg. TM) Value Fund (Service Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

  o LVIP Mid-Cap Value Fund (Service Class): Long-term capital appreciation. (Subadvised by Wellington Management)

  o LVIP Mondrian International Value Fund (Service Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

  o LVIP Money Market Fund (Service Class): Current income/Preservation of capital.
     (Subadvised by Delaware Management Company)

  o LVIP SSgA Bond Index Fund (Service Class): Replicate Barclays Aggregate Bond Index
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Developed International 150 Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA International Index Fund (Service Class): Replicate broad foreign index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Large Cap 100 Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small/Mid Cap 200 Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA S&P 500 Index Fund (Service Class): Replicate S&P 500 Index. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap Index Fund (Service Class): Replicate Russell 2000
     Index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP T. Rowe Price Growth Stock Fund (Service Class): Long-term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service Class): Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP Templeton Growth Fund (Service Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)

  o LVIP Turner Mid-Cap Growth Fund (Service Class): Capital appreciation. (Subadvised by Turner Investment Partners)

  o LVIP UBS Global Asset Allocation Fund (Service Class): Total return. (Subadvised by UBS Global Asset Management (Americas) Inc. (UBS Global AM)

 The Board of Trustees of the Lincoln Variable Insurance Products Trust has approved a reorganization pursuant to which the assets of the LVIP UBS Global Asset Allocation Fund would be acquired and the liabilities of such fund would be assumed by the LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund in exchange for shares of the LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund. This reorganization is subject to the approval of the LVIP UBS Global Asset Allocation Fund's shareholders. This reorganization is expected to occur in June 2009. This fund is not offered in contracts issued after June 30, 2009.

  o LVIP Wilshire 2010 Profile Fund (Service Class): Total return; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)
     This fund is not offered in contracts issued on or after June 30, 2009.

  o LVIP Wilshire 2020 Profile Fund (Service Class): Total return; a fund of funds.*
    (Subadvised by Wilshire Associates Incorporated)
     This fund is not offered in contracts issued on or after June 30, 2009.

  o LVIP Wilshire 2030 Profile Fund (Service Class): Total return; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)
     This fund is not offered in contracts issued on or after June 30, 2009.

  o LVIP Wilshire 2040 Profile Fund (Service Class): Total return; a fund of funds.*
    (Subadvised by Wilshire Associates Incorporated)
     This fund is not offered in contracts issued on or after June 30, 2009.

  o LVIP Wilshire Aggressive Profile Fund (Service Class): Long-term growth of capital; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire Conservative Profile Fund (Service Class): Current income; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire Moderate Profile Fund (Service Class): Growth and income; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire Moderately Aggressive Profile Fund (Service Class): Growth and income; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

*Funds offered in a fund of funds structure may have higher expenses than funds that invest directly in debt or equity securities.


MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company

  o Core Equity Series (Service Class): Capital appreciation.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Growth Series (Service Class): Capital appreciation.

  o Total Return Series (Service Class): Total return.

  o Utilities Series (Service Class): Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc. and subadvised by Neuberger Berman, LLC

  o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
     This fund is not offered in contracts issued on or after June 4, 2007.

  o Regency Portfolio (I Class): Long-term growth.
     This fund is not offered in contracts issued on or after June 4, 2007.


PIMCO Variable Insurance Trust, advised by PIMCO

  o PIMCO VIT Commodity Real Return Strategy Portfolio (Advisor Class): Maximum real return.
     This fund will be available on or about June 30, 2009. Consult your financial advisor.


Putnam Variable Trust, advised by Putnam Investment Management, LLC

  o Global Health Care Fund (Class IB): Capital appreciation.
     This fund is not offered in contracts issued on or after May 24, 2004. (formerly Health Sciences Fund)

  o Growth & Income Fund (Class IB): Capital growth and current income. This fund is not offered in contracts issued on or after May 24, 2004.


Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);

 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that lifetime payments to individuals from Lincoln Smart Security (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage will exceed the contract value;
 o the risk that, if the i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required income payments will exceed the account value; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

We apply to the average daily net asset value of the subaccounts a charge which is equal to an annual rate of:


                                        With Estate Enhancement
                                        Benefit Rider (EEB)
                                        -------------------------
o   Mortality and expense risk charge            1.65%
o   Administrative charge                        0.10%
                                                  ----
o   Total annual charge for each
    subaccount**                                 1.75%



    Enhanced Guaranteed   Guarantee of
    Minimum Death         Principal Death
    Benefit (EGMDB)       Benefit          Account Value Death Benefit
    --------------------- ---------------- ----------------------------
o          1.45%               1.20%                  1.15%
o          0.10%               0.10%                  0.10%
            ----                ----                   ----
o
           1.55%               1.30%                  1.25%

**For contracts purchased before June 6, 2005, (or later in those states that have not approved the contract changes), the total annual charges are as follows: EEB 1.65%; EGMDB 1.45%; Guarantee of Principal 1.35%; Account Value N/A.


Surrender Charge

A surrender charge applies (except as described below) to surrenders and withdrawals of purchase payments that have been invested for the periods indicated as follows:


                                                                   Number of contract anniversaries since
                                                                       purchase payment was invested
                                                               ----------------------------------------------
                                                                0     1     2     3     4     5     6     7+
      Surrender charge as a percentage of the surrendered or   7 %   7 %   6 %   6 %   5 %   4 %   3 %   0
      withdrawn purchase payments

A surrender charge does not apply to:
 o A surrender or withdrawal of a purchase payment beyond the seventh anniversary since the purchase payment was invested;
 o Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to 15% of the total purchase payments (this does not apply upon surrender of the contract);
 o When the surviving spouse assumes ownership of the contract as a result of the death of the original owner (however, the surrender charge schedule of the original contract will continue to apply to the spouse's contract);
 o A surrender or withdrawal of any purchase payments as a result of admittance of the contractowner into an accredited nursing home or equivalent health care facility, where the admittance into such facility occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days;
 o A surrender of the contract as a result of the death of the contractowner, joint owner or annuitant;
 o Purchase payments when used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the contract value applied to calculate the benefit amount under any annuity payout option made available by us;
 o Regular income payments made under i4LIFE (Reg. TM) Advantage, including any payments to provide the 4LATER (Reg. TM) or i4LIFE (Reg. TM) Guaranteed Income Benefits, or periodic payments made under any annuity payout option made available by us;
 o A surrender of a contract or withdrawal of a contract value from contracts issued to selling group individuals;

 o A surrender or withdrawal of any purchase payments after the onset of a permanent and total disability of the contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the contractowner. For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies;
 o A surrender or withdrawal of any purchase payments as a result of the diagnosis of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
 o Withdrawals up to the Maximum Annual Withdrawal amount under the Lincoln SmartSecurity (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage, subject to certain conditions.

For purposes of calculating the surrender charge on withdrawals, we assume that:

1. The free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

2. Prior to the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) until exhausted; then
  o from earnings until exhausted.

3. On or after the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  o from earnings until exhausted; then
  o from purchase payments (on a FIFO basis) to which a surrender charge still applies until exhausted.

We apply the surrender charge as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased. The surrender charge is calculated separately for each purchase payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.


Account Fee

During the accumulation period, we will deduct $35 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the contract value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth contract year. The account fee will be waived for any contract with a contract value that is equal to or greater than $100,000 on the contract anniversary. There is no account fee on contracts issued to selling group individuals.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.

Lincoln Lifetime IncomeSM Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage, if elected. The Rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage Single Life or Joint Life option. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or
(b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See The Contracts - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. For riders purchased on or after March 2, 2009, the charge will also be deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual Rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional purchase payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual Rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional purchase payments into your annuity contract after the first Benefit Year exceed $100,000, any additional purchase payment will potentially cause the charge for your Rider to change to the current charge for new purchases in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.

The Rider charge will be discontinued upon termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

If you purchase Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 1.05% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.

Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage, if elected. The Rider charge is currently equal to an annual rate of:

1) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (for riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount); or

2) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Single Life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage
- 1 Year Automatic Step-up); or

3) 0.80% of the Guaranteed Amount (0.2000% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Joint Life option. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

If you purchase this Rider in the future, the percentage charge will be the current charge in effect at the time of purchase. As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up Option is no longer available for purchase.

The charge is applied to the Guaranteed Amount as adjusted. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage
- 5 Year Elective Step-up option and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the Single or Joint Life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the annual Rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.

If you elect to step-up the Guaranteed Amount for another step-up period (including if we administer the step-up election for you or if you make a change from a Joint Life to a Single Life option after a death or divorce), a pro-rata deduction of the Rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the Rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the Rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the Rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your Rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The Rider charge will be discontinued upon the earlier of the annuity commencement date, election of i4LIFE (Reg. TM) Advantage or termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the Rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no Rider charge waiver is available with the Single Life and Joint Life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this Rider or on the most recent step-up date; and (2) purchase payments made after the step-up, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived.

4LATER (Reg. TM) Advantage Charge. Prior to the periodic income commencement date (which is defined as the valuation date the initial regular income payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial purchase payment or contract value at the time of election), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. An amount equal to the quarterly 4LATER (Reg. TM) Rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER (Reg.
TM) Rider Effective Date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER (Reg. TM) Rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a Reset to the current Account Value. If you purchase 4LATER (Reg. TM) in the future, the percentage charge will be the charge in effect at the time you elect 4LATER (Reg. TM).

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) Rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) Rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER (Reg. TM) at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) Rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the periodic income commencement date, a pro-rata amount of the 4LATER (Reg. TM) Rider charge will be deducted upon termination of the 4LATER (Reg.
TM) Rider for any reason other than death. On the periodic income commencement date, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.

i4LIFE (Reg. TM) Advantage Charge . i4LIFE (Reg. TM) Advantage is subject to a charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase), computed daily of the Account Value. The annual rate of the i4LIFE (Reg. TM) Advantage charge is: 1.65% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 1.70% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 1.95% for the i4LIFE (Reg. TM) Advantage EGMDB. This charge consists of a mortality and expense risk and administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). If i4LIFE (Reg. TM) Advantage is elected at issue of the contract, i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the periodic income commencement date which is the valuation date on which the regular income payment is determined. After the Access Period ends, the charge will be the same rate as the cost of the i4LIFE (Reg. TM) Advantage Account Value death benefit.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge. The Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.15% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.20% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.45% for the i4LIFE (Reg. TM) Advantage EGMDB.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current regular income payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge to the amounts they were before the step-up period election occurred. Increased fees collected during the 30 day period will be refunded into your contract. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).

After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate.


4LATER (Reg. TM) Guaranteed Income Benefit Charge . The 4LATER (Reg. TM) Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.30% for the i4LIFE (Reg. TM) Account Value death benefit; 2.35% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.60% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On and after the periodic income commencement date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average account value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the periodic income commencement date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the periodic income commencement date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the periodic income commencement date and then multiplied by the average daily account value after the periodic income commencement date.

After the periodic income commencement date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the contractowner elects additional 15 year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current regular income payment. At the time you elect a new 15 year period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.

After the periodic income commencement date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate.

Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers.

For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg. TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.15% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.20% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.45% for the i4LIFE (Reg.
TM) Advantage EGMDB. Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase the Lincoln Lifetime IncomeSM Advantage.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current regular income payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge to the amounts they were before the step-up period election occurred. Increased fees collected during the 30-day period will be refunded into your contract. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).

After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate.



Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%.

Other Charges and Deductions

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment if applicable. See Fixed Side of the Contract.

The mortality and expense risk and administrative charge of 1.40% of the contract value will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.

When a completed application and all other information necessary for processing a purchase order is received at our Home office, an initial purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent, we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 86. Certain death benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments

Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $10,000. The minimum for selling group individuals is $1500. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a minimum purchase payment is not submitted, we will contact you to see if additional money will be sent, or if we should return the purchase payment to you. Purchase payments in total may not exceed $2 million without our approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit purchase payments made to the contract.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Purchase Payments

Purchase payments allocated to the variable account are placed into the VAA's subaccounts, according to your instructions. You may also allocate purchase payments in the fixed account, if available.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a fixed account guaranteed period is $2,000, subject to state approval.

If we receive your purchase payment from you or your broker-dealer in good order at our Home office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation
(DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.

The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day. In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

You may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. There is no charge for a transfer.

Transfers (among the variable subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per contract year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross re-investment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs.

The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Home office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home office.

Requests for transfers will be processed on the valuation date that they are received when they are received at our Home office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

If your contract offers a fixed account, you may also transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions:
 o the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and
 o the minimum amount which can be transferred is $300 or the amount in the fixed account.

Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to interest adjustments, if applicable.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing

Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment.

If you select i4LIFE (Reg. TM) Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account during the Access Period are the same as stated in the section of this prospectus called Transfers On or Before the Annuity Commencement Date. During the i4LIFE (Reg. TM) Advantage Lifetime Income Period, you are subject to the rights set forth in the prior paragraph.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.

As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Non-qualified contracts may not be collaterally assigned. An assignment affects the death benefit and living benefits calculated under the contract. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant

The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change. The new annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the death benefit on the death of the annuitant. See The Contracts - Death Benefit. A contingent annuitant may be named or changed by notifying us in writing. Contingent annuitants are not allowed on contracts owned by non-natural owners. On or after the annuity commencement date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.


Surrenders and Withdrawals

Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Home office), subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received at the Home office. If we receive a surrender or withdrawal request at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the interest adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home office. The payment may be postponed as permitted by the 1940 Act.

If you request a lump sum surrender and your surrender value is over $10,000, your money will be placed into a SecureLine (Reg. TM) account in your name. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately.

The SecureLine (Reg. TM) account is a special service that we offer in which your surrender proceeds are placed into an interest-bearing account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. You may request that surrender proceeds be paid directly to you instead of deposited in a SecureLine (Reg. TM) account.

There are charges associated with surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis or in accordance with other terms we make available. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross reinvestment running simultaneously.


Asset Allocation Models

Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your purchase payments among the various subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of contract value in some or all of the LVIP subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your contract value (and any additional purchase payments you make) will be allocated among certain subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the subaccounts. We will deduct any withdrawals you make from the subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

In order to maintain the model's specified subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your contract value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.


The models are static asset allocation models. This means that that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your contract value or purchase payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.

The election of certain Living Benefit riders may require that you allocate purchase payments in accordance with Investment Requirements that may be satisfied by choosing one of the asset allocation models. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements.

At this time, the available models are as follows:
 o The Lincoln SSgA Conservative Index Model is composed of specified underlying subaccounts representing a target allocation of approximately
   40% in three equity subaccounts and 60% in one fixed income subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Moderate Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in three equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in three equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. (Not available to contracts issued on or after June 30, 2009)
 o The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately
   70% in three equity subaccounts and 30% in one fixed income subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. (Available on or after June 30, 2009)
 o The Lincoln SSgA Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in three equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Structured Conservative Model is composed of specified underlying subaccounts representing a target allocation of approximately
   40% in seven equity subaccounts and 60% in one fixed income subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Moderate Model is composed of specified underlying subaccounts representing a target allocation of approximately
   60% in seven equity subaccounts and 40% in one fixed income subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in seven equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. (Not available to contracts issued on or after June 30, 2009)
 o The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 70% in seven equity subaccounts and 30% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. (Available on or after June 30,
  2009)
 o The Lincoln SSgA Structured Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately
   90% in seven equity subaccounts and 10% in one fixed income subaccount.
   This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.

Your registered representative will have more information on the specific investments of each model.

Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy you may allocate purchase payments and/or contract values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your contract value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your contract value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. You may terminate the strategy at any time and reallocate your contract value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.



  o   FTVIPT Franklin Income Securities      34% of contract
                                             value
  o   FTVIPT Mutual Shares Securities        33% of contract
                                             value
  o   LVIP Templeton Growth Fund             33% of contract
                                             value

Death Benefit

The chart below provides a brief overview of how the death benefit proceeds will be distributed, if death occurs prior to i4LIFE (Reg. TM) Advantage elections or to the annuity commencement date. Refer to your contract for the specific provisions applicable upon death.



 UPON DEATH OF:    AND...
contractowner     There is a surviving joint owner
 contractowner     There is no surviving joint owner
contractowner     There is no surviving joint owner
                  and the beneficiary predeceases the
                  contractowner
 annuitant         The contractowner is living
annuitant         The contractowner is living
 annuitant**       The contractowner is a trust or other
                  non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
contractowner     The annuitant is living or deceased    joint owner
 contractowner     The annuitant is living or deceased    designated beneficiary
contractowner     The annuitant is living or deceased    contractowner's estate
 annuitant         There is no contingent annuitant       The youngest contractowner
                                                         becomes the contingent annuitant
                                                         and the contract continues. The
                                                         contractowner may waive* this
                                                         continuation and receive the death
                                                         benefit proceeds.
annuitant         The contingent annuitant is living     contingent annuitant becomes the
                                                         annuitant and the contract continues
 annuitant**       No contingent annuitant allowed        designated beneficiary
                  with non-natural contractowner

* Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.

** Death of annuitant is treated like death of the contractowner.


If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this election terminates if you elect i4LIFE (Reg. TM) Advantage or any annuitization option. Generally, the more expensive the death benefit the greater the protection.

You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.

Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant. If your contract value equals zero, no death benefit will be paid.

Account Value Death Benefit. Contractowners who purchase their contracts on or after June 6, 2005 , (or later in those states that have not approved the contract changes) may select the Account Value Death Benefit. If you elect the Account Value Death Benefit contract option, we will pay a death benefit equal to the contract value on the valuation date the death benefit is approved by us for payment. No additional death benefit is provided. Once you have selected this death benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)

Guarantee of Principal Death Benefit. If you do not select a death benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the death benefit will be equal to the greater of:
 o The current contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage).

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable.

All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.

For contracts issued on or after June 6, 2005 (or later in some states), you may discontinue the Guarantee of Principal Death Benefit by completing the Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the valuation date we receive the request and the Account Value Death Benefit will apply. We will deduct the charge for the Account Value Death Benefit as of that date. See Charges and Other Deductions.

Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the death benefit paid will be the greatest of:
 o The current contract value as of the valuation date we approve the payment of the claim; or
 o the sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage); or
 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the contractowner, joint owner (if applicable) or annuitant for whom the death claim is approved for payment. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the contract value.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

The EGMDB is not available under contracts issued to a contractowner, or joint owner or annuitant, who is age 80 or older at the time of issuance.

You may discontinue the EGMDB at any time by completing the Death Benefit Discontinuance form and sending it to our Home office. The benefit will be discontinued as of the valuation date we receive the request, and the Guarantee of Principal Death Benefit will apply, or, if your contract was purchased on or after June 6, 2005 (or later in some states) you may instead choose the Account Value Death Benefit. We will deduct the applicable charge for the new death benefit as of that date. See Charges and Other Deductions.

Estate Enhancement Benefit Rider (EEB Rider). The amount of death benefit payable under this Rider is the greatest of the following amounts:
 o The contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage); or
 o The highest contract value on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment. The highest contract value is adjusted for certain transactions. It is increased by purchase payments made on or after that contract anniversary on which the highest contract value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the contract value; or
 o The current contract value as of the valuation date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable.

All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest contractowner, joint owner (if applicable), or annuitant on the date when the Rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB Rider is not available if the oldest contractowner, joint owner (if applicable), or annuitant is age 76 or older at the time the Rider would become effective.

Contract earnings equal:
 o the contract value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); minus
 o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

(i) is the contract value immediately prior to the withdrawal; and

(ii) is the amount of purchase payments made into the contract prior to the withdrawal.

The covered earnings limit equals 200% of:
 o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); plus
 o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the contractowner, joint owner (if applicable) or annuitant; minus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

(i) is the contract value immediately prior to the withdrawal; and

(ii) is the amount of purchase payments made into the contract prior to the withdrawal.

The EEB Rider may not be available in all states. Please check with your investment representative regarding availability of this rider. Contracts purchased after the Rider becomes available in your state may only elect the Rider at the time of purchase.

The EEB Rider may not be terminated unless you surrender the contract or the contract is in the annuity payout period.


General Death Benefit Information

Only one of these death benefit elections may be in effect at any one time and these elections terminate if you elect i4LIFE (Reg. TM) Advantage.

If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way, the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit.

If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current contract value (after crediting any death benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving annuitant is 76 or older, the EEB death benefit will be reduced to the EGMDB for a total annual charge of 1.55% or 1.60% for contracts issued before June 6, 2005.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the contract value is over $10,000, the proceeds will be placed into the interest-bearing account in the recipient's name as the owner of the account. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened. SecureLine (Reg. TM) is not a method of deferring taxation.

The SecureLine (Reg. TM) account is a special service that we offer in which the death benefit proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the death proceeds) a check, we will send a checkbook so that you (or the death proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient of death benefit proceeds may request to receive the proceeds in the form of a check rather than a deposit into the SecureLine (Reg. TM) account.


Investment Requirements

If you purchase a Living Benefit rider (Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, Lincoln SmartSecuritySM Advantage, or the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage), you will be subject to Investment Requirements, and you will be limited in how much you can invest in certain subaccounts of your contract. The Living Benefit rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Under each Option, we have divided the subaccounts of your contract into groups and have specified the minimum or maximum percentages of contract value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, you may allocate your contract value and purchase payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some subaccounts are not available to you if you purchase certain Riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

The chart below is provided to help you determine which Option of Investment Requirements, if any, applies to the Living Benefit rider you purchase. If you do not elect a Living Benefit rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you drop one rider and elect another rider.



                                                                                                       YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                      AND THE DATE OF ELECTION IS...                  INVESTMENT REQUIREMENTS
Lincoln Lifetime IncomeSM Advantage                  Between February 19, 2008 and January 20, 2009   Option 2
                                                     On or after January 20, 2009                     Option 3
 Lincoln SmartSecurity (Reg. TM) Advantage            Prior to April 10, 2006                          N/A
                                                     Between April 10, 2006 and January 20, 2009      Option 1
                                                     On or after January 20, 2009                     Option 3
4LATER (Reg. TM) Advantage                           Between April 10, 2006 and January 20, 2009      Option 1
                                                     On or after January 20, 2009                     Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income    Prior to April 10, 2006                          N/A
Benefit (v.1)                                        On or after April 10, 2006                       Option 1
i4LIFE (Reg. TM) Advantage with Guaranteed Income    Between April 10, 2006 and January 20, 2009      Option 1
Benefit (v.2)                                        On or after January 20, 2009                     Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income    Between October 6, 2008 and January 20, 2009     Option 2
Benefit (v.3)                                        On or after January 20, 2009                     Option 3

Investment Requirements - Option 1

We intend to enforce these Investment Requirements on June 30, 2009 for contracts purchased with Investment Requirements Option 1.

No more than 35% of your contract value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following subaccounts ("Limited Subaccounts"):
o AIM V.I. International Growth Fund
o AllianceBernstein VPS Global Thematic Growth Portfolio
o AllianceBernstein VPS International Value Portfolio
o AllianceBernstein VPS Small/Mid Cap Value Portfolio
o American Funds Global Growth Fund
o American Funds Global Small Capitalization Fund

o American Funds International Fund
o Delaware VIP Emerging Markets Series
o Delaware VIP High Yield Series
o Delaware VIP REIT Series
o Delaware VIP Small Cap Value Series
o Delaware VIP Trend Series
o DWS Small Cap Index VIP
o Fidelity (Reg. TM) VIP Mid-Cap Portfolio
o Fidelity (Reg. TM) VIP Overseas Portfolio
o FTVIPT Franklin Income Securities Fund
o FTVIPT Franklin Small-Mid Cap Growth Securities Fund
o FTVIPT Mutual Shares Securities Fund
o FTVIPT Templeton Growth Securities Fund
o Janus Aspen Enterprise Portfolio
o Janus Aspen Worldwide Portfolio
o LVIP Baron Growth Opportunities Fund
o LVIP Cohen & Steers Global Real Estate Fund
o LVIP Columbia Value Opportunities Fund
o LVIP Delaware Foundation Aggressive Allocation Fund
o LVIP Delaware Special Opportunities Fund
o LVIP Marsico International Growth Fund
o LVIP Mid-Cap Value Fund
o LVIP Mondrian International Value Fund
o LVIP SSgA Developed International 150 Fund
o LVIP SSgA Emerging Markets 100 Fund
o LVIP SSgA International Index Fund
o LVIP SSgA Small/Mid Cap 200 Fund
o LVIP SSgA Small-Cap Index Fund
o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
o LVIP Templeton Growth Fund
o LVIP Turner Mid-Cap Growth Fund
o LVIP UBS Global Asset Allocation Fund
o LVIP Wilshire 2040 Profile
o LVIP Wilshire Aggressive Profile
o MFS VIT Growth Series
o MFS VIT Utilities Series
o Neuberger Berman AMT Mid-Cap Growth Portfolio
o Neuberger Berman AMT Regency Portfolio
o Putnam VT Global Health Care Fund

All other variable subaccounts will be referred to as "Non-Limited Subaccounts" except DWS Alternative Asset Allocation Plus VIP Portfolio and PIMCO VIT Commodity Real Return Strategy Portfolio, which are unavailable to any contract holder with a Living Benefit rider. The Founding Investment Strategy is also unavailable for investment.

You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of any of these benefits, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%.

If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the LVIP Money Market subaccount. We reserve the right to designate a different investment option other than the LVIP Money Market subaccount as the default investment option should there be no contract value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.

We may move subaccounts on or off the Limited Subaccount list, exclude Subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.


Investment Requirements - Option 2

You can select the percentages of contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual subaccounts within each group, but the total investment for all subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the Rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance contract value from the subaccounts and your allocation instructions do not contain any subaccounts that meet the Investment Requirements then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the LVIP Money Market Fund as the default investment option or any other subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of subaccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;

2. submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. if you take no action, such changes will apply only to additional purchase payments or to future transfers of contract value. You will not be required to change allocations to existing subaccounts, but you will not be allowed to add money, by either an additional purchase payment or a contract transfer, in excess of the new percentage applicable to a subaccount or subaccount group. This does not apply to subaccounts added to Investment Requirements on or after June 30, 2009.

4. for subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

At this time, the subaccount groups are as follows:



Group 1                                              Group 2
Investments must be at least 25% of contract value   Investments cannot exceed 75% of contract value or Account Value
                                                     -----------------------------------------------------------------
or Account Value
----------------------------------------------------
1. American Century VP Inflation Protection Fund     All other investment options except as discussed below.
2. Delaware VIP High Yield Series
3. LVIP Delaware Bond Fund
4. Delaware VIP Limited-Term Diversified Income
Series
5. Delaware VIP Diversified Income Series

6. FTVIPT Templeton Global Bond Securities Fund
7. LVIP SSgA Bond Index Fund
8. LVIP Global Income Fund
Group 3
Investments cannot exceed 10% of contract value or
                                                     --
Account Value
----------------------------------------------------
1. Delaware VIP REIT Series
2. LVIP SSgA Emerging Markets 100 Fund

To satisfy the Investment Requirements, you may allocate 100% of your contract value to or among the MFS VIT Total Return Series, the FTVIPT Franklin Income Securities Fund, the BlackRock Global Allocation VI Fund, or the available LVIP Wilshire Profile Funds that are available in your contract except not more than 75% can be allocated to the LVIP Wilshire Aggressive Profile Fund. If you allocate less than 100% of contract value to or among the MFS VIT Total Return Series, the FTVIPT Franklin Income Securities Fund, the BlackRock Global Allocation VI Fund, or the LVIP Wilshire Profile Funds, then these funds will be considered as part of Group 2 above and you will be subject to the Group 2 restrictions. In addition, you can allocate 100% of your contract value to the Founding Investment Strategy (FTVIPT Franklin Income Securities Fund 34%, LVIP Templeton Growth Fund 33% and FTVIPT Mutual Shares Securities Fund 33%). The DWS Alternative Asset Allocation Plus VIP Portfolio, the PIMCO VIT Commodity Real Return Strategy Portfolio and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

To satisfy these Investment Requirements, contract value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Structured Moderately Aggressive Equity Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Moderately Aggressive Index Model and Lincoln SSgA Moderately Aggressive Equity Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1, Group 2 or Group 3 subaccounts as described above.

As discussed in the Lincoln Lifetime IncomeSM Advantage Plus section, if you purchase the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Wilshire Moderate Profile Fund, the LVIP Wilshire Conservative Profile Fund (both are funds of funds) or the FTVIPT Franklin Income Securities Fund. You may also allocate 100% of your contract value to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Conservative Index Model and Lincoln SSgA Moderate Index Model.


Investment Requirements - Option 3

You can select the percentages of contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual subaccounts within each group, but the total investment for all subaccounts within the group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the Rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. If we rebalance contract value from the subaccounts and your allocation instructions do not contain any subaccounts that meet the Investment Requirements then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the LVIP Money Market Fund as the default investment option or any other subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of subaccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements; or

2. submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. take no action and be subject to the quarterly rebalancing as described above. If this results is a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

At this time, the subaccount groups are as follows:



Group 1                                              Group 2
Investments must be at least 30% of contract value   Investments cannot exceed 70% of contract value or Account Value
                                                     -----------------------------------------------------------------
or Account Value
----------------------------------------------------
1. American Century VP Inflation Protection Fund     All other funds except as described below.
2. LVIP Delaware Bond Fund
3. Delaware VIP Limited-Term Diversified Income
Series
4. Delaware VIP Diversified Income Series
5. FTVIPT Templeton Global Bond Securities Fund
6. LVIP SSgA Bond Index Fund
7. LVIP Global Income Fund



Group 3
Investments cannot exceed 10% of contract value or
Account Value
---------------------------------------------------
1. Delware VIP Emerging Markets Series
2. LVIP SSgA Emerging Markets 100 Fund
3. Delaware VIP REIT Series
4. LVIP Cohen & Steers Global Real Estate Fund
5. MFS VIT Utilities Series
6. AllianceBernstein VPS Global Thematic Growth
Portfolio

To satisfy these Investment Requirements, you may allocate 100% of your contract value among the MFS VIT Total Return Series, the BlackRock Global Allocation VI Fund, or the LVIP Wilshire Profile Funds that are available in your contract except not more than 70% may be allocated to the LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire 2030 Profile Fund and LVIP Wilshire 2040 Profile Fund. If you allocate less than 100% of contract value to or among the MFS VIT Total Return Series, the BlackRock Global Allocation VI Fund or the available LVIP Wilshire Profile Funds, then these funds will be considered as part of Group 2 above and you will be subject to the Group 2 restrictions. The DWS Alternative Asset Allocation Plus VIP Portfolio, the PIMCO VIT Commodity Real Return Strategy Portfolio and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

To satisfy these Investment Requirements, contract value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1, Group 2 or Group 3 subaccounts as described in your prospectus.

If you purchase Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Wilshire Conservative Profile Fund (a fund of funds) or to one of the following models:
Lincoln SSgA Structured Conservative Model and Lincoln SSgA Conservative Index Model.


Living Benefit Riders

The optional Living Benefit Riders offered under this variable annuity contract
- Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit and 4LATER (Reg. TM) Advantage - are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum annuity payout (i4LIFE (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage). You may not elect more than one Living Benefit rider at a time. Upon election of a Living Benefit rider, you will be subject to Investment Requirements. The overview chart provided with this prospectus provides a brief description and comparison of each Living Benefit rider. Terms and conditions may change after the contract is purchased.

Lincoln Lifetime IncomeSM Advantage

The Lincoln Lifetime IncomeSM Advantage is a Rider that is available for purchase with your variable annuity contract if the purchase payment or contract value (if purchased after the contract is issued) is at least $25,000. This Rider provides minimum, guaranteed, periodic withdrawals for your life as contractowner/annuitant (Single Life Option) or for the lives of you as contractowner/annuitant and your spouse as joint owner or primary beneficiary (Joint Life Option) regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract but, is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount and decreased by withdrawals in accordance with the provisions set forth below. No additional purchase payments are allowed if the contract value decreases to zero for any reason.

This Rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the Single Life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchase the Joint Life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 591/2 (for the Single Life Option) or age 65 (for the Joint Life Option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up and the Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.

An additional option, available for purchase with your Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your contract value of an amount equal to the excess of your initial Guaranteed Amount (and purchase payments made within 90 days of rider election) over your contract value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below. You may consider purchasing this option if you want to guarantee at least a return of your initial purchase payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must be purchased with the Lincoln Lifetime IncomeSM Advantage.

By purchasing the Lincoln Lifetime IncomeSM Advantage Rider, you will be limited in how you can invest in the subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements - Option 3 if you purchased the Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts - Investment Requirements - Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Wilshire Conservative Profile Fund (a fund of funds) or to one of the following models: Lincoln SSgA Structured Conservative Model and Lincoln SSgA Conservative Index Model. If you purchased the Lincoln Lifetime IncomeSM Advantage Plus Option before January 20, 2009, your only investment options until the seventh Benefit Year anniversary are: LVIP Wilshire Moderate Profile Fund, the LVIP Wilshire Conservative Profile Fund, both funds of funds, the FTVIPT Franklin Income Securities Fund or one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Conservative Index Model and Lincoln SSgA Moderate Index Model. You may not transfer contract value out of these subaccounts/models to any other subaccounts/models before the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, you may invest in other subaccounts in your contract, subject to the Investment Requirements.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your contract value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (see Lincoln Lifetime IncomeSM Advantage - Compare to Lincoln SmartSecurity (Reg.
TM) Advantage and i4LIFE (Reg. TM) Advantage option). Not all riders will be available at all times.

We have designed the rider to protect you from outliving your contract value. If the rider terminates or you (or your spouse, if applicable) die before your contract value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your contract value will be reduced to zero before your (or your spouse's) death.

If the Rider is elected at contract issue, then the Rider will be effective on the contract's effective date. If the Rider is elected after the contract is issued (by sending a written request to our Home Office), the Rider will be effective on the next valuation date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit rider.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when you elect the Rider. If you elect the Rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial purchase payment. If you elect the Rider after we issue the contract, the initial Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total Guaranteed Amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if Joint Life Option) are the covered lives under either the Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the Rider effective date, each time a purchase payment is made after the cumulative purchase payments equal or exceed $100,000, the charge for your Rider may change on the next Benefit Year anniversary. The charge will be the current charge in effect on that next Benefit Year Anniversary, for new purchases of the Rider. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge in this prospectus. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional purchase payments on the Lincoln Lifetime IncomeSM Advantage charge:



         Initial purchase payment                   $100,000
         Additional purchase payment in Year 2      $ 95,000   No change to charge
         Additional purchase payment in Year 3      $ 75,000   Charge will be the current charge
         Additional purchase payment in Year 4      $ 25,000   Charge will be the current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative purchase payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus purchase payments received in that year, will be increased by 5% if the contract owner/annuitant (as well as the spouse if the Joint Life option is in effect) are under age 86 and the Rider is within the 10 year period described below. Additional purchase payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that purchase payment. Any purchase payments made within the first 90 days after the effective date of the Rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.

Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:

Initial purchase payment = $100,000; Guaranteed Amount = $100,000

Additional purchase payment on day 30 = $15,000; Guaranteed Amount = $115,000

Additional purchase payment on day 95 = $10,000; Guaranteed Amount = $125,000

On the first Benefit Year Anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 purchase payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the Rider. The 5% Enhancement will cease upon the death of the contract owner/annuitant or upon the death of the survivor of the contractowner or spouse (if Joint Life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the Rider, and a new 15-year period will begin following each Automatic Annual Step-up.

Any withdrawal from the contract value limits the 5% Enhancement as follows:

   a. The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the Rider is within the 10-year period as long as the contract owner/ annuitant (Single Life Option) is 591/2 or older or the contractowner and spouse (Joint Life Option) are age 65 or older.

   b. If the contractowner/annuitant (Single Life Option) is under age 591/2 or the contractowner or spouse (Joint Life Option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the contract value (as described below) occurs.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the Rider will not change. However, the amount you pay for the Rider will increase since the charge for the Rider is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary if:

   a. the contractowner/annuitant (Single Life Option), or the contractowner and spouse (Joint Life option) are both still living and under age 86; and


   b. the contract value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current contract value as described above, your percentage charge for the Rider will be the current charge for the Rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the Rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional purchase payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional purchase payments and issue age above 591/2 (Single Life) or 65 (Joint Life):



                                                                              Potential for   Length of 5%
                                                                 Guaranteed     Charge to     Enhancement
                                                Contract Value     Amount         Change         Period
                                               ---------------- ------------ --------------- -------------
         Initial Purchase Payment $50,000 .         $50,000        $50,000         No              10
         1st Benefit Year Anniversary.........      $54,000        $54,000        Yes              10
         2nd Benefit Year Anniversary.........      $53,900        $56,700         No               9
         3rd Benefit Year Anniversary.........      $57,000        $59,535         No               8
         4th Benefit Year Anniversary.........      $64,000        $64,000        Yes              10

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the contract value of $54,000 since the increase in the contract value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535).

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Step-up to 200% of the initial Guaranteed Amount. For contractowners who purchase Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009, on the Benefit Year anniversary after you (Single Life) or the younger of you and your spouse (Joint Life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any purchase payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:

     1) any withdrawal was made prior to age 591/2 (Single Life) or age 65 (Joint Life);

     2) an Excess Withdrawal (defined below) has occurred; or

   3) cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus purchase payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

   For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).

If you purchased the Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% Step-up of the Guaranteed Amount until the Benefit Year anniversary after you (Single Life) or the younger of you and your spouse (Joint Life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus purchase payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial purchase payment at age 55 = $200,000; Guaranteed Amount =$200,000; Maximum Annual Withdrawal amount = $10,000.

After 10 years, at age 65, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the contract value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.

The 200% Step-up cannot increase the Guaranteed Amount beyond the Maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (contractowner) lifetime (Single Life Option) or the lifetimes of you and your spouse (Joint Life Option)as long as you are at least age 591/2 (Single Life Option) or you and your spouse are both at least age 65 (Joint Life Option) and your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the Rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under Joint Life Option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and the Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value.

The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the contractowner/annuitant is age 591/2 or older or the contractowner and spouse (Joint Life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the Rider (36 months or more for contractowners who purchased this Rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.

The Maximum Annual Withdrawal amount is increased by 5% of any additional purchase payments. For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b. 5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if Joint Life Option) can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals after age 591/2 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 591/2 (Single Life) or age 65 (Joint Life) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

The impact of withdrawals prior to age 591/2 or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional purchase payments and the contractowner (Single Life) is older than 591/2 and the contractowner and spouse (Joint Life) are both older than 65):



                                                                 Guaranteed    Maximum Annual
                                                Contract Value     Amount     Withdrawal Amount
                                               ---------------- ------------ ------------------
         Initial Purchase Payment $50,000 .         $50,000        $50,000         $2,500
         1st Benefit Year Anniversary.........      $54,000        $54,000         $2,700
         2nd Benefit Year Anniversary.........      $51,000        $51,300         $2,700
         3rd Benefit Year Anniversary.........      $57,000        $57,000         $2,850
         4th Benefit Year Anniversary.........      $64,000        $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic monthly or quarterly installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal Amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1. The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3. The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):

The contract value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:

Contract Value = $55,000
Guaranteed Amount = $80,000

The contract value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.72%, the same proportion that the Excess Withdrawal reduced the $55,000 contract value ($7,000 - $55,000)

Contract value = $48,000

Guaranteed Amount = $69,818 ($80,000 X 12.72% = $10,181; $80,000 - $10,181 =
$69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Excess Withdrawals will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,000 Maximum Annual Withdrawal amount is not subject to surrender charges; the $7,000 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charge.

Withdrawals before age 591/2/65. If any withdrawal is made prior to the time the contractowner is age 591/2 (Single Life) or the contractowner and spouse (Joint Life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:

   1. The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the contract value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);

     2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;

   3. The 5% Enhancement to the Guaranteed Amount is not available until after an Automatic Annual Step-up to the contract value occurs. This Automatic Annual Step-up will not occur until the contract value exceeds the Guaranteed Amount on a Benefit Year anniversary. See the 5% Enhancement section above), and

     4. The 200% Step-up will never occur.

The following is an example of the impact of a withdrawal prior to age 591/2 for single or age 65 for joint:
 o $100,000 purchase payment
 o $100,000 Guaranteed Amount
 o A 10% market decline results in a contract value of $90,000
 o $5,000 Maximum Annual Withdrawal amount

If a $5,000 withdrawal is made before age 591/2, the Guaranteed Amount will be $94,444 ($100,000 reduced by 5.56% ($5,000/
$90,000) and the new Maximum Annual Withdrawal amount is $4,722 (5% times $94,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions - Surrender Charge.

In a declining market, withdrawals prior to age 591/2 (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus, ("Plus Option"), on the seventh Benefit Year anniversary, you may elect to receive an increase in your contract value equal to the excess of your initial Guaranteed Amount (plus any purchase payments made within 90 days of the rider effective date), over your current contract value. Making this election will terminate the Plus Option as well as the Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the contract value and the initial Guaranteed Amount (plus any purchase payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.

You may not elect to receive an increase in contract value if any withdrawal is made, including Maximum Annual Withdrawal amounts or required minimum distributions, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.

If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.

The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:

Initial purchase payment of $100,000; Initial Guaranteed Amount of $100,000.

On the seventh Benefit Year anniversary, if the current contract value is $90,000; the contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue the Lincoln Lifetime IncomeSM Advantage) will terminate at that time.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Wilshire Conservative Profile Fund (a fund of funds) or to one of the following models: Lincoln SSgA Structured Conservative Model and Lincoln SSgA Conservative Index Model. If you purchased the Lincoln Lifetime IncomeSM Advantage Plus Option prior to January 20, 2009, your only investment options until the seventh Benefit Year anniversary are the: LVIP Wilshire Moderate Profile Fund, the LVIP Wilshire Conservative Profile Fund, both funds of funds, the FTVIPT Franklin Income Securities Fund or one of the following models:
Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Conservative Index Model and Lincoln SSgA Moderate Index Model. You may not transfer contract value out of these subaccounts/models to any other subaccounts/models before the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, you may invest in other subaccounts in your contract, subject to the Investment Requirements.

Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal Amount, because you have reached the Maturity Date of the Contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the Joint Life option.

If the contract value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, you may be eligible for a final payment upon death of the Single Life or surviving Joint Life. To be eligible the death benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all purchase payments, decreased by withdrawals in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the purchase payments dollar for dollar. If your death benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of the Lincoln Lifetime Income (Reg. TM) Advantage will reduce the sum of all purchase payments on a dollar for dollar basis.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Single Life, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the beneficiary elects to continue the contract after the death of the Single Life (through a separate provision of the contract), the beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage Rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

Upon the first death under the Joint Life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

As an alternative, after the first death, the surviving spouse may choose to terminate the Joint Life option and purchase a new Single Life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the Single Life Rider option for new issues will provide an earlier age (591/2) to receive Maximum Annual Withdrawal amounts.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may terminate the Joint Life Option and purchase a Single Life Option, if available, (if the contractowner is under age 65) at the current Rider charge and the terms in effect for new sales of the Single Life Option.

After a divorce, the contractowner may keep the Joint Life Option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the Rider up to and including the date the new spouse is added to the Rider.

General Provisions.

Termination. After the seventh anniversary of the effective date of the Rider, the contractowner may terminate the Rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
 o Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the contract value equal to the excess of your initial Guaranteed Amount over the contract value;
 o on the annuity commencement date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o if the contractowner or annuitant is changed (except if the surviving spouse under the Joint Life option assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the death under the Single Life option or the death of the surviving spouse under the Joint Life option;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

If you terminate the Rider, you must wait one year before you can re-elect any Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage or any other living benefits we may offer in the future. The one-year wait does not apply to the election of a new rider after the exercise (and resulting termination) of the Lincoln Lifetime IncomeSM Advantage Plus.

Compare to Lincoln SmartSecurity (Reg. TM) Advantage. If a contractowner is interested in purchasing a rider that provides guaranteed minimum withdrawals, the following factors should be considered when comparing Lincoln Lifetime IncomeSM Advantage and the Lincoln SmartSecurity (Reg. TM) Advantage (only one of these riders can be added to a contract at any one time): the Lincoln Lifetime IncomeSM Advantage has the opportunity to provide a higher Guaranteed Amount because of the 5% Enhancement, Automatic Annual Step-up or 200% Step-up and this benefit also provides the potential for lifetime withdrawals from an earlier age for the Single Life Option only (59 1/2 rather than age 65 with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-Up). However, the percentage charge for the Lincoln Lifetime IncomeSM Advantage is higher for the Single Life (lower for the Joint Life) and has the potential to increase on every Benefit Year Anniversary if the increase in contract value exceeds the 5% Enhancement. Another factor to consider is that immediate withdrawals from your contract, under the Lincoln Lifetime IncomeSM Advantage, will adversely impact the 5% Enhancement and 200% Step-up. In addition, if the withdrawal is made before age 591/2 (Single Life) or age 65 (Joint Life), the 5% Enhancement is further limited and the 200% Step-up is not available. The Lincoln SmartSecurity (Reg. TM) Advantage provides that Maximum Annual Withdrawal amounts can continue to a beneficiary to the extent of any remaining Guaranteed Amount while the Lincoln Lifetime IncomeSM Advantage does not offer this feature. The Investment Requirements and Termination provisions are different between these two riders.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage if i4LIFE (Reg. TM) Advantage will provide a higher payout amount. If this decision is made, the contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of your prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from the Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the annuity commencement date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 591/2 for the Single Life Option or age 65 for Joint Life Option, will reduce the sum of all purchase payments option of the death benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all purchase payments alternative of the Enhanced Guaranteed Minimum Death Benefit or the Estate Enhancement Benefit, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals and all withdrawals prior to age 591/2 for Single Life or age 65 for Joint Life will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the death benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and the Lincoln Lifetime IncomeSM Advantage are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:

Contract value before withdrawal $80,000

Maximum Annual Withdrawal Amount $ 5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract value $80,000

     b) Sum of purchase payments $100,000

     c) Highest anniversary contract value $150,000

Withdrawal of $9,000 will impact the death benefit calculations as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
     $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
     The entire $9,000 withdrawal reduces the death benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.

Availability. The Lincoln Lifetime IncomeSM Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The contractowner/annuitant as well as the spouse under the Joint Life option must be under age 86 at the time this Rider is elected. You cannot elect the Rider on or after the purchase of i4LIFE (Reg. TM) Advantage or on or after the Annuity Commencement Date and must wait at least 12 months after terminating 4LATER (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage or any other living benefits we may offer in the future. If you decide to drop a rider to add Lincoln Lifetime IncomeSM Advantage, your Guaranteed Amount will equal the current contract value on the effective date of the change. Before you make this change, you should consider that no guarantees or fee waiver provisions carry over from the previous rider. The Lincoln Lifetime IncomeSM Advantage terminates after the death of a covered life and the Guaranteed Amount is not available to a beneficiary. You will be subject to additional Investment Requirements. See the comparison to Lincoln SmartSecurity (Reg. TM) Advantage for other factors to consider before making a change.

There is no guarantee that the Lincoln Lifetime IncomeSM Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. The availability of this Rider will depend upon your state's approval of this Rider. In addition, certain features of the Rider may not be available in some states. Check with your investment representative regarding availability.


Lincoln SmartSecurity (Reg. TM) Advantage

The Lincoln SmartSecurity (Reg. TM) Advantage is a Rider that is available for purchase with your variable annuity contract. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) adjusted for subsequent purchase payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up):

     Lincoln SmartSecurity (Reg. TM) Advantage -  5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage -  1 Year Automatic Step-up

The Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase after January 16, 2009. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the contractowner can also initiate additional ten-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life or Joint Life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse (when available in your state). These options are discussed below in detail.

By purchasing this Rider, you will be limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements. We offer other optional riders available for purchase with its variable annuity contracts. These riders, which are fully discussed in this prospectus, provide different methods to take income from your contract value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. In particular, before you elect the Lincoln SmartSecurity (Reg. TM) Advantage, you may want to compare it to Lincoln Lifetime IncomeSM Advantage, which provides minimum guaranteed, periodic withdrawals for life. See The Contracts - Lincoln Lifetime IncomeSM Advantage - Compare to Lincoln SmartSecurity (Reg. TM) Advantage.

If the benefit is elected at contract issue, then the Rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Home office), the Rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a ten-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined Guaranteed Amount of all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse if joint owner are the annuitant) under either the Lincoln SmartSecurity (Reg. TM) Advantage or the Lincoln Lifetime IncomeSM Advantage.

Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option we may restrict purchase payments to your annuity contract in the future. We will notify you if we restrict additional purchase payments. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, we will allow purchase payments into your annuity contract after the first anniversary of the Rider effective date if the cumulative additional purchase payments exceed $100,000 only with prior Home Office approval. Additional purchase payments will not be allowed if the contract value is zero.


Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the tenth Benefit Year if:

a. the contractowner or joint owner is still living; and

b. the contract value as of the valuation date, after the deduction of any withdrawals (including surrender charges and interest adjustments), the Rider charge and account fee plus any purchase payments made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the tenth Benefit Year anniversary, you may initiate another ten-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

a. each contractowner and annuitant is under age 81; and

b. the contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new ten-year period of step-ups will begin at the end of each prior ten-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional purchase payments):

                                                 Contract Value   Guaranteed Amount
         o Initial purchase payment $50,000          $50,000     $50,000
         o 1st Benefit Year Anniversary              $54,000     $54,000
         o 2nd Benefit Year Anniversary              $53,900     $54,000
         o 3rd Benefit Year Anniversary              $57,000     $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year Anniversary. If you had elected to have the next ten-year period of step-ups begin automatically after the prior ten-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year Anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the Rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, contractowner elected step-ups (other than automatic step-ups) will be effective on the next valuation date after we receive your request and a new Benefit Year will begin. Purchase payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A contractowner elected step-up (including contractowner step-ups that we administer for you to begin a new ten-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a ten-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the Rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional purchase payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

a. the Maximum Annual Withdrawal amount immediately prior to the step-up; or

b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed
Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the interest adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic monthly or quarterly installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this contract value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or

  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the contract value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:
1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges (to the extent that total withdrawals exceed the free amount of withdrawals allowed during a contract year) and an interest adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the interest adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single or Joint Life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (contractowner) lifetime (if you purchase the Single Life option) or for the lifetimes of you (contractowner) and your spouse (if the Joint Life option is purchased), as long as:

1) No withdrawals are made before you (and your spouse if a Joint Life) are age 65; and

2) An excess withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the contract value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

2) The contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that valuation date. This will reduce your Maximum Annual Withdrawal amount. A contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

a. the contractowner (and spouse if applicable) is age 65;

b. the contract is currently within a ten-year automatic step-up period described above (or else a contractowner submits a step-up request to start a new ten-year automatic step-up period) (the contractowner must be eligible to elect a step-up; i.e., all contractowners and the annuitant must be alive and under age 81); and

c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a ten-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless excess withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your contract value is less than the Guaranteed Amount (and you don't believe the contract value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Single Life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Single Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new Single Life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed

Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount ; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount and 3) the cost of the Single Life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Joint Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's beneficiary elects to take the annuity death benefit in installments, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the Joint Life option to the Single Life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the Single Life option is less than the cost of the Joint Life option.

If the surviving spouse of the deceased contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a non-spouse beneficiary elects to receive the death benefit in installments (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the Rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this Rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the death benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may change from a Joint Life Option to a Single Life Option (if the contractowner is under age 81) at the current Rider charge for new sales of the Single Life Option. At the time of the change, the Guaranteed Amount will be reset to the current contract value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the contractowner may keep the Joint Life Option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the Rider up to and including the date the new spouse is added to the Rider.

Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the contractowner may terminate the Rider by notifying us in writing. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the annuity commencement date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

If you terminate the Rider, you must wait one year before you can re-elect any Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or 4LATER (Reg. TM) Advantage or any other living benefit we are offering in the future.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to terminate the Lincoln SmartSecurity (Reg. TM) Advantage rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts and applicable guarantees. You should discuss this decision with your registered representative. See i4LIFE (Reg. TM) Advantage.

Availability. The Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. All contractowners and the annuitant of the contracts with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option must be under age 81 at the time this Rider is elected. You cannot elect the Rider on or after the purchase of i4LIFE (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage or on or after the Annuity Commencement Date. The Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase.

There is no guarantee that the Lincoln SmartSecurity (Reg. TM) Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. The availability of this Rider will depend upon your state's approval of this Rider. Check with your investment representative regarding availability.


i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional annuity payout rider you may purchase at an additional cost and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER (Reg. TM) Guaranteed Income Benefit (described below) for an additional charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, periodic regular income payments for life. These payouts are made during an Access Period, where you have access to the Account Value. After the Access Period ends, payouts continue for the rest of your life, during the Lifetime Income Period. i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg. TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your regular income payments. The initial regular income payment is calculated from the Account Value on the periodic income commencement date, a date no more than 14 days prior to the date you select to begin receiving the regular income payments. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option, when available in your state, is subject to a charge (imposed only during the i4LIFE (Reg. TM) Advantage payout phase) computed daily on the average account value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected at the time of application or at any time before an annuity payout option is elected by sending a written request to our Home Office. If you purchased 4LATER (Reg. TM) Advantage, you must wait at least one year before you can purchase i4LIFE (Reg. TM) Advantage. When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, secondary life, if applicable, and make several choices about your regular income payments. The annuitant and secondary life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the secondary life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant and secondary life, if applicable, are age 591/2 or older at the time the option is elected. i4LIFE (Reg. TM) Advantage must be elected by age 85 on qualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected.

Additional purchase payments will not be accepted once i4LIFE (Reg. TM) Advantage becomes effective for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage you must select a death benefit option. Once i4LIFE (Reg. TM) Advantage begins, any prior death benefit election will terminate and the i4LIFE (Reg. TM) Advantage death benefit will be in effect. Existing contractowners, with the Account Value death benefit, who elect i4LIFE (Reg. TM) Advantage must choose the i4LIFE (Reg. TM) Advantage Account Value death benefit. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began. See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the periodic income commencement date. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make regular income payments for the rest of your life (or the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.

We will establish the minimum (currently 5 years) and maximum (currently to age 115 for non-qualified contracts; to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the regular income payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See The Contracts - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero.

Regular income payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments for as long as an annuitant (or secondary life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial regular income payment, the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your regular income payments. Regular income payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have regular income payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level regular income payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial regular income payment will be and the higher the return must be to increase subsequent regular income payments. You also choose the length of the Access Period. At this time, changes can only be made on periodic income commencement date anniversaries.

Regular income payments are not subject to any surrender charges or applicable interest adjustments. See Charges and Other Deductions. For information regarding income tax consequences of regular income payments, see Federal Tax Matters.

The amount of the initial regular income payment is determined on the periodic income commencement date by dividing the contract value (or purchase payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
 o the age and sex of the annuitant and secondary life, if applicable;
 o the length of the Access Period selected;
 o the frequency of the regular income payments;
 o the assumed investment return you selected; and
 o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the regular income payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower regular income payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable (The contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your regular income payments for the remainder of your life (and/or the secondary life if applicable), during the Lifetime Income Period, with no further access or death benefit.

The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent regular income payments during the Access Period. Each subsequent regular income payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent regular income payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the regular income payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the regular income payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for regular income payments, and subsequent regular income payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or secondary life dies during the Access Period, regular income payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher regular income payment.

For nonqualified contracts, if the annuitant and secondary life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent regular income payment and regular income payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the annuitant and secondary life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and any Guaranteed Income Benefit if applicable) will terminate.

Regular income payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or secondary life is living. Your earlier elections regarding the frequency of regular income payments, assumed investment return and the frequency of the recalculation do not change. The initial regular income payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
 o the age and sex of the annuitant and secondary life (if living);
 o the frequency of the regular income payments;
 o the assumed investment return you selected; and
 o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the regular income payments during the Lifetime Income Period. To determine subsequent regular income payments, the contract is credited with a fixed number of annuity units equal to the initial regular income payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent regular income payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your regular income payments will vary based on the value of your annuity units. If your regular income payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your regular income payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular income payments will continue for as long as the annuitant or secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular income payments vary with investment performance.

During the lifetime income period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit is available during the Access Period and will be equal to the greater of:
 o the Account Value as of the valuation date we approve the payment of the claim; or
 o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
  o regular income payments, including withdrawals to provide the Guaranteed Income Benefits, reduce the death benefit by the dollar amount of the payment; and
  o all other withdrawals, if any, reduce the death benefit in the same proportion that withdrawals reduce the contract value or Account Value.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the contract value or Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

The following example demonstrates the impact of a proportionate withdrawal on your death benefit:



         o i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit     $200,000
         o Total i4LIFE (Reg. TM) Regular Income payments                      $ 25,000
         o Additional Withdrawal                                               $15,000 ($15,000/$150,000=10% withdrawal)
         o Account Value at the time of Additional Withdrawal                  $150,000

     Death Benefit Value after i4LIFE (Reg. TM) regular income payment = $200,000 - $25,000 = $175,000
     Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500

The regular income payments reduce the death benefit by $25,000 and the additional withdrawal causes a 10% reduction in the death benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
 o the Account Value as of the valuation date on which we approve the payment of the claim; or
 o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
  o regular income payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the death benefit by the dollar amount of the payment or in the same proportion that regular income payments reduce the Account Value, depending on the terms of your contract; and
  o all other withdrawals, if any, reduce the death benefit in the same proportion that withdrawals reduce the contract value or Account Value.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election; or
 o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals are deducted in the same proportion that regular income payments and withdrawals reduce the contract value or Account Value.

If your contract has the ABE Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement ABE) specified in your contract benefit data pages as applicable on the date of death, this Enhancement Amount will be added to the sum of the purchase payments, but will be reduced by the regular income payments and withdrawals on either a dollar for dollar basis or in the same proportion that the regular income payment or withdrawal reduced the contract value or Account Value, depending on the terms of your contract.

When determining the highest anniversary value, if you elected the EGMDB (or more expensive death benefit option) prior to electing i4LIFE (Reg. TM) Advantage and this death benefit was in effect when you purchased i4LIFE (Reg.
TM) Advantage, we will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Guarantee of Principal or i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg.
TM) Advantage EGMDB.

General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive regular income payments. Upon the death of the secondary life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no secondary life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If a death occurs during the Access Period, the value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, regular income payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and regular income payments will continue, if applicable. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Accumulated Benefit Enhancement (ABESM) (Non-qualified contracts only). This benefit is no longer available to contract purchasers after November 1, 2005. We provide to eligible contractowners of non-qualified i4LIFE (Reg. TM) Advantage contracts only an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:
 o you are purchasing i4LIFE (Reg. TM) Advantage with the EGMDB death benefit;
 o you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with us to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;
 o the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require our approval);

 o all contractowners, joint owners and annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit; or
 o the contractowners, joint owners and annuitants of this contract must have been owner(s) or annuitants of the prior contract(s).

Upon the death of any contractowner, joint owner or annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE (Reg. TM) Advantage EGMDB death benefit. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount is available.

The ABE Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value we receive is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Enhancement Amount to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to a contract with us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.

Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB death benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new contractowner or joint owner will be equal to zero.

The ABE Enhancement Amount will terminate on the valuation date the i4LIFE (Reg. TM) Advantage EGMDB death benefit option of the contract is changed or terminated.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage

A Guaranteed Income Benefit is available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your regular income payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage (withdrawal benefit riders) prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (annuity payout rider). Refer to the 4LATER (Reg. TM) Advantage section of this prospectus for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit.

Once the Guaranteed Income Benefit is elected, additional purchase payments cannot be made to the contract. Election of this rider will limit how much you can invest in certain subaccounts. See the Contracts - Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned Lincoln Lifetime IncomeSM Advantage will determine which Investment Requirement option applies to you.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option for new elections at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit riders. However, a contractowner with the Lincoln Lifetime IncomeSM Advantage who decides to drop Lincoln Lifetime IncomeSM Advantage to purchase i4LIFE (Reg.
TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSM Advantage rider.

i4LIFE (Reg. TM) Guaranteed Income Benefit, if available, is purchased when you elect i4LIFE (Reg. TM) Advantage or anytime during the Access Period, subject to terms and conditions at that time. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg. TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg.
TM) Advantage.

The Guaranteed Income Benefit is initially equal to 75% of the regular income payment (which is based on your Account Value as defined in the i4LIFE (Reg.
TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage can use the remaining Guaranteed Amount (if greater than the contract value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit. The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial regular income payment times the remaining Guaranteed Amount divided by the contract value, if the Guaranteed Amount is greater than the contract value.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your regular income payment. If your regular income payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the Guaranteed Income Benefit (In other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular income payments also reduce the Account Value). This withdrawal will be made from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of withdrawals to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. If your Account Value equals zero, no death benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living. If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



         o i4LIFE (Reg. TM) Account Value before market decline     $135,000
         o i4LIFE (Reg. TM) Account Value after market decline      $100,000
         o Guaranteed Income Benefit                                $    810
         o Regular Income Payment after market decline              $    769
         o Account Value after market decline and Guaranteed        $ 99,190
         Income Benefit payment

The contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.

If you purchased the Guaranteed Income Benefit (version 3) on or after January 20, 2009, the Guaranteed Income Benefit will automatically step-up every year to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. If you purchased the Guaranteed Income Benefit (version 2) prior to January 20, 2009, the Guaranteed Income Benefit will automatically step-up every three years on the periodic income commencement date anniversary to 75% of the current regular income payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every periodic income commencement date anniversary during either a 5-year step-up period (version 3) or every third periodic income commencement date anniversary for a 15 year step-up period (version 2). At the end of a step-up period, you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you. Step-ups for qualified contracts, including IRAs, will occur on a calendar year basis.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change every five years for version 3 of the Guaranteed Income Benefit or every 15 years for version 2 of the Guaranteed Income Benefit. If we automatically administer a new step-up period for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the periodic income commencement anniversary. If we receive this notice, we will decrease the percentage charge to the amounts they were before the step-up occurred. Increased fees collected during the 30 day period will be refunded into your contract. You will have no more step-ups unless you notify us that you wish to start a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit Charges.

If you have an older version of the Guaranteed Income Benefit (Version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for sale.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. See below in General i4LIFE (Reg. TM) Provisions for an example.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the regular income payments.
  o The minimum Access Period required for this benefit is the longer of 15 years or the difference between your age (nearest birthday) and age 85. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit.
  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period, (which must be increased by a minimum of 5 years) thereby reducing your regular income payment, your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will also be reduced. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be reduced in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
  o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency; or
  o upon written notice to us; or

  o assignment of the contract.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage regular income payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.


General i4LIFE (Reg. TM) Provisions

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The interest adjustment may apply.

The following example demonstrates the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit payments:



         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal      $  1,200
         o Guaranteed Income Benefit before Withdrawal                    $    900
         o Account Value at time of Additional Withdrawal                 $150,000
         o Additional Withdrawal                                          $ 15,000   (a 10% withdrawal)

     Reduction in i4LIFE (Reg. TM) Regular Income payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income payment after Withdrawal = $1,200 - $120 = $1,080

     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The interest adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you may choose the Guarantee of Principal (if you had the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit) or Account Value death benefit options. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage

4LATER (Reg. TM) Advantage is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain subaccounts. See The Contracts-Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge.


4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the purchase payments. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the contract value on the 4LATER (Reg. TM) Effective Date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments. Additional purchase payments will not be allowed if the contract value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the contract value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for purchase payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment, plus 15% of that purchase payment.


Example:


         Initial Purchase Payment                                $100,000
         Purchase Payment 60 days later                          $ 10,000
                                                                 --------
         Income Base                                             $110,000
         Future Income Base (during the 1st Waiting Period)      $126,500   ($110,000 x 115%)
         Income Base (after 1st Waiting Period)                  $126,500
         New Future Income Base (during 2nd Waiting Period)      $145,475   ($126,500 x 115%)

Any purchase payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.


Example:


         Income Base                                                $100,000
         Purchase Payment in Year 2                                 $ 10,000
                                                                    --------
         New Income Base                                            $110,000
         Future Income Base (during 1st Waiting Period-Year 2)      $125,500   ($100,000 x 115%) + ($10,000 x 100%) +
                                                                               (10,000 x 15% x 1/3)
         Income Base (after 1st Waiting Period)                     $125,500
         New Future Income Base (during 2nd Waiting Period)         $144,325   (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional purchase payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined Income Bases for all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the annuitant.

After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.


Example:


      Income Base                             $100,000      Maximum Income Base                   $200,000
      Purchase Payment in Year 2              $ 10,000      Increase to Maximum Income Base       $ 20,000
      New Income Base                         $110,000      New Maximum Income Base               $220,000
      Future Income Base after Purchase       $125,500      Maximum Income Base                   $220,000
       Payment

      Income Base (after 1st Waiting          $125,500
       Period)
      Future Income Base (during 2nd          $144,325      Maximum Income Base                   $220,000
       Waiting Period)

      Contract Value in Year 4                $112,000
      Withdrawal of 10%                       $ 11,200

      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                          $100,800
      Income Base                             $112,950
      Future Income Base                      $129,892      Maximum Income Base                   $198,000

Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, the annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Home office), then it will be effective on the next valuation date following approval by us.

4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage regular income payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the contract value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage regular income payments. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit charge.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value (or Guaranteed Amount if applicable) on the periodic income commencement date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) Rider. If the contract value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment (which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage regular income payment. If your regular income payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



         o i4LIFE (Reg. TM) Account Value before market decline     $135,000
         o i4LIFE (Reg. TM) Account Value after market decline      $100,000
         o Guaranteed Income Benefit                                $    810
         o Regular Income Payment after market decline              $    769
         o Account Value after market decline and Guaranteed        $ 99,190
         Income Benefit payment

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no death benefit will be paid.

If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current regular income payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge to the amounts they were before the step-up occurred. Increased fees collected during the 30 day period will be refunded into your contract.

Additional purchase payments cannot be made to your contract after the periodic income commencement date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage regular income payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg.
TM) Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER (Reg. TM) Advantage, subject to the terms in your rider. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your regular income payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) Rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage regular income payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage regular income payment = $6375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage regular income payment after extension = $5355 Percentage change in i4LIFE (Reg. TM) Advantage regular income payment =
 $5355 - $6375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5692 x 84% = $4781


General Provisions of 4LATER (Reg. TM) Advantage

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) Rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) Rider may be terminated upon written notice to us. Prior to the periodic income commencement date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) Rider is attached;
 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or
 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner), including the assignment of the contract.

After the periodic income commencement date, the 4LATER (Reg. TM) Rider will terminate due to any of the following events:
 o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
 o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATER (Reg. TM) prior to the periodic income commencement date, you must wait one year before you can re-elect 4LATER (Reg. TM) or purchase the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage. If you terminate the 4LATER (Reg. TM) Rider on or after the periodic income commencement date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.

Availability. The availability of 4LATER (Reg. TM) will depend upon your state's approval of the 4LATER (Reg. TM) Rider. Check with your registered representative regarding availability. You cannot elect 4LATER (Reg. TM) after an annuity payout option or i4LIFE (Reg. TM) Advantage has been elected, and it cannot be elected on contracts that currently have Lincoln SmartSecurity (Reg.
TM) Advantage or Lincoln Lifetime IncomeSM Advantage.

Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage and elect 4LATER (Reg. TM) will not carry their Guaranteed Amount over into the new 4LATER (Reg. TM). The 4LATER (Reg. TM) Income Base will be established based on the contractowner's contract value on the Effective Date of 4LATER (Reg. TM). Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage will have to wait one year before they can elect 4LATER (Reg. TM). See The Contracts
- Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage.

Annuity Payouts

When you apply for a contract, you may select any annuity commencement date permitted by law, which is usually on or before the annuitant's 90th birthday. However, you must elect to receive annuity payouts by the annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option.


The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage, the Maximum Annual Withdrawal Amount Annuity Payout option or the Guaranteed Amount Annuity Payout option.

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Home office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Home office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.

General Information

Any previously selected death benefit in effect before the annuity commencement date will no longer be available on and after the annuity commencement date. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Home office. You must give us at least 30 days notice before the date on which you want payouts to begin.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.


Fixed Side of the Contract

Purchase payments allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to the interest adjustment (see Interest Adjustment and Charges and Other Deductions). The interest adjustment will NOT reduce the amount available for a surrender, withdrawal or transfer below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed subaccount.

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time.


Guaranteed Periods

The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.

You may allocate purchase payments to one or more fixed subaccounts with guaranteed periods of 1 to 10 years. We may add guaranteed periods or discontinue accepting purchase payments into one or more guaranteed periods at any time. The minimum amount of any purchase payment that can be allocated to a fixed subaccount is $2,000. Each purchase payment allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the fixed subaccount guaranteed period. Amounts surrendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the interest adjustment. Each guaranteed period purchase payment will be treated separately for purposes of determining any applicable interest adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable surrender charges, account fees and premium taxes.

We will notify the contractowner in writing at least 30 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previous guaranteed period, unless we receive, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable subaccount from among those being offered by us. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.


Interest Adjustment

Any surrender, withdrawal or transfer of a fixed subaccount guaranteed period amount before the end of the guaranteed period (other than dollar cost averaging, cross-reinvestment, portfolio rebalancing transfers, regular income payments under i4LIFE (Reg. TM) Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity (Reg. TM) Advantage) will be subject to the interest adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the guaranteed period will not be subject to the interest adjustment. The interest adjustment will be applied to the amount being surrendered, withdrawn or transferred. The interest adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of contract value from a fixed subaccount will be increased or decreased by an interest adjustment, unless the transfer, withdrawal or surrender is effective:

 o during the free look period (See Return Privilege).
 o on the expiration date of a guaranteed period.
 o as a result of the death of the contractowner or annuitant.
 o subsequent to the diagnosis of a terminal illness of the contractowner. Diagnosis of the terminal illness must be after the contract date and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
 o subsequent to the admittance of the contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the contract date and continue for 90 consecutive days prior to the surrender or withdrawal.
 o subsequent to the permanent and total disability of the contractowner if such disability begins after the contract date and prior to the 65th birthday of the contractowner.
 o upon annuitization of the contract.

These provisions may not be applicable to your contract or available in your state. Please check with your investment representative regarding the availability of these provisions.

In general, the interest adjustment reflects the relationship between the yield rate in effect at the time a purchase payment is allocated to a fixed subaccount's guaranteed period under the contract and the yield rate in effect at the time of the purchase payment's surrender, withdrawal or transfer. It also reflects the time remaining in the fixed subaccount's guaranteed period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the purchase payment was allocated, then the application of the interest adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the purchase payment, then the application of the interest adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.

The interest adjustment is calculated by multiplying the transaction amount by:


    (1+A)n      -1
-------------
  (1+B +K )n

     where:

   A = yield rate for a U.S. Treasury security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period.

   B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the subaccount's guaranteed period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

   K = a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no interest adjustment.

     n = The number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the interest adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for two (2) full, consecutive contract years; and
 o the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts
Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation ("LFA"), also an affiliate of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.

Compensation Paid to LFA. The maximum commission the Principal Underwriter pays to LFA is 7.50% of purchase payments. LFA may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFA is 7.50% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives a portion of the commissions received for their sales of contracts. LFA sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFA sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFA sales representatives and/or their managers qualify for such benefits. LFA sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFA, is 7.50% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 7.50% of annuitized value and/or ongoing annual compensation of up to 1.15% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2008 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. Contracts, endorsements and riders may vary as required by state law. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-888-868-2583.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.

Tax Deferral On Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.

Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.

Age At Which Annuity Payouts Begin

Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.

Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.

Taxation Of Withdrawals And Surrenders

You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage, and if your Guaranteed Amount immediately before a withdrawal exceeds your contract value, the tax law could require that an additional amount be included in income. Please consult your tax adviser.

Taxation Of Regular Income Payments

The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than regular income payments, are taken from i4LIFE (Reg. TM) Advantage during the access period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.

Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

Death prior to the annuity commencement date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the annuity commencement date:
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.

Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the tax law),
 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).

Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.

Loans and Assignments

Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.

Gifting A Contract

If you transfer ownership of your contract, other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.

Charges for Additional Benefits

Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge and charges for other optional riders, if any, as a contract withdrawal.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Pursuant to new tax regulations, starting September 24, 2007, the contract is not available for purchase under a 403(b) plan and since July 31, 2008, we do not accept additional premiums or transfers to existing 403(b) contracts. Also, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer processing payments you request until all information required under the tax law has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Minimum annual distributions are required under most qualified plans once you reach a certain age, typically age 701/2, as described below.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.

Congress enacted The Worker, Retiree, and Employer recovery Act of 2008 (the
Act) in December, 2008. The Act includes a number of relief provisions, including the suspension of the RMD requirement for IRAs and certain qualified plans in 2009. You should consult your tax advisor to determine whether the RMD relief applies to your annuity contract. If your RMD is currently paid automatically each year, Lincoln will not make any changes to your payments for 2009 unless you specifically request that a change be made.

Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or

 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Plan Act permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Home office at PO Box 7866, 1300 South Clinton Street, Fort Wayne, IN 46802-7866. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes which had been deducted. No surrender charges or interest adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the purchase payment(s) or contract value as of the valuation date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of purchase payments or contract value as of the valuation date.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


Other Information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.


Special Arrangements

At times, we may offer variations of the contracts described in this prospectus to existing owners as part of an exchange program. Contracts purchased through this exchange offer may impose different fees and expenses and provide certain additional benefits from those described in this prospectus.

Legal Proceedings

In the ordinary course of its business, Lincoln Life, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of Lincoln Life, the financial position of the VAA, or the principal underwriter.

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below:











                Statement of Additional Information Request Card
                    Lincoln ChoicePlus AssuranceSM (B Share)
                    Lincoln Life Variable Annuity Account N










   .
Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N Lincoln ChoicePlus AssuranceSM (B Share).


                                 (Please Print)


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Mail to The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, Indiana 46801.

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for contracts purchased before June 5, 2005 for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.


                        with EEB                           with EGMDB                          with GOP
          ------------------------------------ ---------------------------------- ----------------------------------
            Accumulation unit                   Accumulation unit                  Accumulation unit
                  value                               value                              value
          ----------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period    period       units      of period   period      units      of period   period      units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
AIM V.I. Capital Appreciation
2006  .      12.095     11.906            2       14.629    14.420           3       14.673    14.473          15
2007  .      11.906     13.086            2       14.420    15.880           3       14.473    15.955          14
2008  .      13.086      7.385            2       15.880     8.980           2       15.955     9.031          12
---------    ------     ------            -       ------    ------           -       ------    ------          --
AIM V.I. Core Equity
2006  .      10.725     11.560            1       13.332    14.389           3       13.371    14.442          58
2007  .      11.560     12.267            1       14.389    15.300           3       14.442    15.371          57
2008  .      12.267      8.408            1       15.300    10.507           2       15.371    10.566          56
---------    ------     ------            -       ------    ------           -       ------    ------          --
AIM V.I. International Growth Fund
2003  .       N/A         N/A         N/A         10.728    12.485       3,260       10.612    12.492       9,072
2004  .       N/A         N/A         N/A         12.485    15.222           9       12.492    15.246          25
2005  .       N/A         N/A         N/A         15.222    17.659           9       15.246    17.704          29
2006  .       N/A         N/A         N/A         17.659    22.258           8       17.704    22.337          30
2007  .       N/A         N/A         N/A         22.258    25.107           9       22.337    25.221          30
2008  .       N/A         N/A         N/A         25.107    14.712           8       25.221    14.794          25
---------    ------     ------        -----       ------    ------       -----       ------    ------       -----
AllianceBernstein VPS Global Technology
2003  .       2.788      3.944           96       10.996    13.000       2,557       11.495    13.009      23,491
2004  .       N/A         N/A         N/A          3.944     4.076           1*      13.009    13.487          55
2005  .       4.076      4.156            2       13.465    13.757          14       13.487    13.791          50
2006  .       4.156      4.431           18       13.757    14.695          13       13.791    14.747          44
2007  .       4.431      5.226            8       14.695    17.365          14       14.747    17.443          35
2008  .       5.226      2.700            9       17.365     8.991          20       17.443     9.041          29
---------    ------     ------        -----       ------    ------       -----       ------    ------      ------
AllianceBernstein VPS Growth and Income
2003  .       7.889     10.257       27,102       10.886    12.021     144,888       10.979    12.029     145,258
2004  .      10.257     11.221           53       12.021    13.178         429       12.029    13.199         804
2005  .      11.221     11.545           81       13.178    13.585         656       13.199    13.621       1,146
2006  .      11.545     13.285           80       13.585    15.664         591       13.621    15.721       1,048
2007  .      13.285     13.703           75       15.664    16.188         511       15.721    16.263         937
2008  .      13.703      7.993           51       16.188     9.462         462       16.263     9.516         816
---------    ------     ------       ------       ------    ------     -------       ------    ------     -------
AllianceBernstein VPS International Value
2006  .      10.950     11.842            5       10.298    11.857          21        9.652    11.864          94
2007  .      11.842     12.297            7       11.857    12.337          89       11.864    12.357         166
2008  .      12.297      5.651            5       12.337     5.680          98       12.357     5.695         106
---------    ------     ------       ------       ------    ------     -------       ------    ------     -------
AllianceBernstein VPS Large Cap Growth
2003  .       N/A         N/A         N/A         10.498    11.502       3,830       10.400    11.509       4,335
2004  .       5.186      5.527            1       11.502    12.282          38       11.509    12.302          55
2005  .       5.527      6.243           10       12.282    13.902          61       12.302    13.939          69
2006  .       6.243      6.101            2       13.902    13.614          49       13.939    13.664          63
2007  .       6.101      6.819            2       13.614    15.247          49       13.664    15.318          50
2008  .       6.819      4.036            1       15.247     9.043          44       15.318     9.095          40
---------    ------     ------       ------       ------    ------     -------       ------    ------     -------
AllianceBernstein VPS Small/Mid Cap Value
2003  .      10.936     15.156          158       11.038    13.135      17,359       10.968    13.143      22,549
2004  .      15.156     17.751            4       13.135    15.415          84       13.143    15.440         180
2005  .      17.751     18.619            4       15.415    16.201         166       15.440    16.243         264
2006  .      18.619     20.915            2       16.201    18.235         182       16.243    18.301         266
2007  .      20.915     20.887            3       18.235    18.247         163       18.301    18.331         247
2008  .      20.887     13.201            3       18.247    11.556         144       18.331    11.620         246
---------    ------     ------       ------       ------    ------     -------       ------    ------     -------

                        with EEB                           with EGMDB                          with GOP
          ------------------------------------ ---------------------------------- ----------------------------------
            Accumulation unit                   Accumulation unit                  Accumulation unit
                  value                               value                              value
          ----------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period    period       units      of period   period      units      of period   period      units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
American Century Investments VP Inflation Protection Fund
2003  .
2004  .       9.905     10.404            5        9.949    10.417         145       10.000    10.423         350
2005  .      10.404     10.393           21       10.417    10.427         638       10.423    10.443       1,052
2006  .      10.393     10.384           32       10.427    10.439         687       10.443    10.466       1,048
2007  .      10.384     11.185           32       10.439    11.267         524       10.466    11.307         931
2008  .      11.185     10.826           44       11.267    10.927         508       11.307    10.977       1,049
---------    ------     ------           --       ------    ------         ---       ------    ------       -----
American Funds Global Growth Fund
2003  .
2004  .      10.216     11.266            4       10.199    11.280          99       10.000    11.286         179
2005  .      11.266     12.641           15       11.280    12.682         321       11.286    12.702         413
2006  .      12.641     14.975           17       12.682    15.053         344       12.702    15.092         425
2007  .      14.975     16.917           15       15.053    17.039         371       15.092    17.101         449
2008  .      16.917     10.252           17       17.039    10.347         351       17.101    10.394         432
---------    ------     ------           --       ------    ------         ---       ------    ------       -----
American Funds Global Small Capitalization Fund
2003  .       5.627      8.497        5,265       11.232    14.143      41,776       10.747    14.152      38,793
2004  .       8.497     10.104           18       14.143    16.850         208       14.152    16.878         287
2005  .      10.104     12.458           23       16.850    20.818         309       16.878    20.873         446
2006  .      12.458     15.201           26       20.818    25.454         313       20.873    25.546         454
2007  .      15.201     18.157           20       25.454    30.464         293       25.546    30.605         432
2008  .      18.157      8.301           19       30.464    13.955         251       30.605    14.034         365
---------    ------     ------        -----       ------    ------      ------       ------    ------      ------
American Funds Growth Fund
2003  .       5.368      7.224       63,366       10.899    12.326     428,135       10.694    12.333     578,843
2004  .       7.224      7.993          148       12.326    13.666       1,680       12.333    13.689       3,051
2005  .       7.993      9.136          240       13.666    15.651       2,816       13.689    15.692       4,322
2006  .       9.136      9.904          235       15.651    17.001       2,656       15.692    17.063       4,020
2007  .       9.904     10.945          223       17.001    18.826       2,488       17.063    18.913       3,738
2008  .      10.945      6.032          166       18.826    10.396       2,235       18.913    10.455       3,396
---------    ------     ------       ------       ------    ------     -------       ------    ------     -------
American Funds Growth-Income Fund
2003  .       8.456     11.015       31,468       10.816    12.300     521,408       10.609    12.308     710,289
2004  .      11.015     11.959          106       12.300    13.381       2,087       12.308    13.403       3,755
2005  .      11.959     12.449          166       13.381    13.957       3,277       13.403    13.994       5,239
2006  .      12.449     14.107          192       13.957    15.848       3,178       13.994    15.905       4,799
2007  .      14.107     14.576          191       15.848    16.407       2,930       15.905    16.483       4,378
2008  .      14.576      8.911          145       16.407    10.051       2,527       16.483    10.107       3,790
---------    ------     ------       ------       ------    ------     -------       ------    ------     -------
American Funds International Fund
2003  .       5.168      6.855       26,676       10.747    13.207      96,534       10.621    13.215     152,661
2004  .       6.855      8.045           65       13.207    15.532         600       13.215    15.557       1,009
2005  .       8.045      9.615           94       15.532    18.600         897       15.557    18.649       1,515
2006  .       9.615     11.253           90       18.600    21.812         896       18.649    21.890       1,517
2007  .      11.253     13.285           81       21.812    25.802         835       21.890    25.921       1,435
2008  .      13.285      7.563           69       25.802    14.718         747       25.921    14.801       1,294
---------    ------     ------       ------       ------    ------     -------       ------    ------     -------
Delaware VIP Capital Reserves
2005  .       N/A         N/A         N/A         10.001     9.933           4        9.904     9.939           4
2006  .       N/A         N/A         N/A          9.933    10.214          11        9.939    10.230          49
2007  .       N/A         N/A         N/A         10.214    10.493          13       10.230    10.520          41
2008  .      10.207     10.202           15       10.493    10.275          37       10.520    10.311          90
---------    ------     ------       ------       ------    ------     -------       ------    ------     -------
Delaware VIP Diversified Income Series
2003  .
2004  .      10.207     10.872            4       10.031    10.885         238       10.081    10.891         407
2005  .      10.872     10.631           29       10.885    10.665         592       10.891    10.682       1,114
2006  .      10.631     11.248           28       10.665    11.307         613       10.682    11.336       1,130
2007  .      11.248     11.884           34       11.307    11.970         808       11.336    12.013       1,290
2008  .      11.884     11.117           42       11.970    11.220         728       12.013    11.272       1,406
---------    ------     ------       ------       ------    ------     -------       ------    ------     -------
Delaware VIP Emerging Markets Series(4)
2003  .
2004  .      14.457     19.360            1*      10.279    13.580          26       10.258    13.588          51
2005  .      19.360     24.206            2       13.580    17.013         177       13.588    17.041         255
2006  .      24.206     30.194            2       17.013    21.265         166       17.041    21.320         289
2007  .      30.194     41.137            3       21.265    29.029         163       21.320    29.134         287
2008  .      41.137     19.550            4       29.029    13.824         138       29.134    13.888         258
---------    ------     ------       ------       ------    ------     -------       ------    ------     -------

                       with EEB                          with EGMDB                          with GOP
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
             (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Delaware VIP High Yield Series
2003  .       8.425    10.658       7,097      10.207     11.081     127,137      10.169     11.088     219,400
2004  .      10.658    11.953          28      11.081     12.453         374      11.088     12.473         788
2005  .      11.953    12.151          30      12.453     12.684         529      12.473     12.718       1,049
2006  .      12.151    13.409          28      12.684     14.026         501      12.718     14.077       1,020
2007  .      13.409    13.526          29      14.026     14.176         472      14.077     14.242         907
2008  .      13.526    10.054          13      14.176     10.559         390      14.242     10.619         805
---------    ------    ------       -----      ------     ------     -------      ------     ------     -------
Delaware VIP REIT Series
2003  .      11.748    15.453       4,172      10.208     12.201      83,809      10.623     12.209     124,330
2004  .      15.453    19.926          11      12.201     15.764         354      12.209     15.789         622
2005  .      19.926    20.944          17      15.764     16.602         459      15.789     16.646         888
2006  .      20.944    27.260          19      16.602     21.653         434      16.646     21.731         811
2007  .      27.260    23.012          17      21.653     18.315         364      21.731     18.400         646
2008  .      23.012    14.648          11      18.315     11.682         315      18.400     11.747         512
---------    ------    ------       -----      ------     ------     -------      ------     ------     -------
Delaware VIP Small Cap Value Series
2003  .      12.061    16.806       6,379      11.155     13.172      98,937      10.703     13.180     111,701
2004  .      16.806    20.029          12      13.172     15.729         345      13.180     15.755         555
2005  .      20.029    21.504          18      15.729     16.921         509      15.755     16.965         864
2006  .      21.504    24.512          20      16.921     19.327         524      16.965     19.397         854
2007  .      24.512    22.462          20      19.327     17.746         437      19.397     17.828         765
2008  .      22.462    15.451          16      17.746     12.231         379      17.828     12.300         643
---------    ------    ------       -----      ------     ------     -------      ------     ------     -------
Delaware VIP Trend Series
2003  .       5.075     6.729      16,177      11.055     12.554     123,911      10.668     12.562     135,197
2004  .       6.729     7.434          44      12.554     13.897         380      12.562     13.920         657
2005  .       7.434     7.723          53      13.897     14.466         461      13.920     14.504         741
2006  .       7.723     8.154          48      14.466     15.304         365      14.504     15.359         695
2007  .       8.154     8.859          46      15.304     16.661         283      15.359     16.738         584
2008  .       8.859     4.630          33      16.661      8.726         240      16.738      8.775         473
---------    ------    ------      ------      ------     ------     -------      ------     ------     -------
Delaware VIP US Growth Series
2003  .       8.101     9.830      16,463      10.533     11.473      51,438      10.619     11.480      86,721
2004  .       9.830     9.962          38      11.473     11.650         186      11.480     11.669         447
2005  .       9.962    11.211          38      11.650     13.137         177      11.669     13.171         483
2006  .      11.211    11.254          24      13.137     13.214         148      13.171     13.262         479
2007  .      11.254    12.440          26      13.214     14.636         129      13.262     14.703         417
2008  .      12.440     6.992          18      14.636      8.243         112      14.703      8.289         322
---------    ------    ------      ------      ------     ------     -------      ------     ------     -------
Delaware VIP Value Series
2003  .       8.712    10.978       2,552      11.075     12.053      12,322      10.704     12.060      63,785
2004  .      10.978    12.373           7      12.053     13.612          67      12.060     13.634         290
2005  .      12.373    12.876          13      13.612     14.193         193      13.634     14.230         508
2006  .      12.876    15.678          12      14.193     17.317         238      14.230     17.380         604
2007  .      15.678    14.960          12      17.317     16.557         217      17.380     16.633         566
2008  .      14.960     9.775           8      16.557     10.840         175      16.633     10.901         458
---------    ------    ------      ------      ------     ------     -------      ------     ------     -------
DWS VIP Equity 500 Index
2003  .      10.870    12.029       5,922      10.775     12.044      62,101      10.931     12.052      79,533
2004  .      12.029    13.053          14      12.044     13.095         158      12.052     13.117         322
2005  .      13.053    13.406          31      13.095     13.477         228      13.117     13.512         410
2006  .      13.406    15.197          30      13.477     15.308         215      13.512     15.363         377
2007  .      15.197    15.701          30      15.308     15.847         185      15.363     15.920         319
2008  .      15.701     9.677          25      15.847      9.787         148      15.920      9.842         304
---------    ------    ------      ------      ------     ------     -------      ------     ------     -------
DWS VIP Small Cap Index
2003  .      11.470    13.527       1,879      11.221     13.543      16,399      11.588     13.552      31,979
2004  .      13.527    15.631           2      13.543     15.681          56      13.552     15.707         149
2005  .      15.631    15.989           2      15.681     16.073         106      15.707     16.115         221
2006  .      15.989    18.431           4      16.073     18.565         106      16.115     18.632         227
2007  .      18.431    17.738           4      18.565     17.902          91      18.632     17.985         213
2008  .      17.738    11.458           1      17.902     11.588          53      17.985     11.653         172
---------    ------    ------      ------      ------     ------     -------      ------     ------     -------

                        with EEB                           with EGMDB                          with GOP
          ------------------------------------ ---------------------------------- ----------------------------------
            Accumulation unit                   Accumulation unit                  Accumulation unit
                  value                               value                              value
          ----------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period    period       units      of period   period      units      of period   period      units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Fidelity VIP Contrafund Portfolio
2003  .       9.726     12.264       7,863        10.656    12.264      40,036       10.434    12.272      56,255
2004  .      12.264     13.892          23        12.264    13.920         322       12.272    13.942         601
2005  .      13.892     15.941          35        13.920    16.008         660       13.942    16.049       1,109
2006  .      15.941     17.473          43        16.008    17.581         791       16.049    17.644       1,196
2007  .      17.473     20.161          36        17.581    20.326         673       17.644    20.420       1,144
2008  .      20.161     11.365          40        20.326    11.481         607       20.420    11.545         997
---------    ------     ------       -----        ------    ------      ------       ------    ------      ------
Fidelity VIP Equity-Income Portfolio
2003  .       8.250     10.552       1,323        10.728    12.407      30,223       10.627    12.415      69,948
2004  .      10.552     11.545           7        12.407    13.602         143       12.415    13.624         361
2005  .      11.545     11.989          18        13.602    14.153         367       13.624    14.190         618
2006  .      11.989     14.143          18        14.153    16.730         364       14.190    16.790         589
2007  .      14.143     14.088          16        16.730    16.699         300       16.790    16.776         527
2008  .      14.088      7.925          15        16.699     9.412         283       16.776     9.465         468
---------    ------     ------       -----        ------    ------      ------       ------    ------      ------
Fidelity VIP Growth Portfolio
2003  .       4.630      6.037       2,306        11.147    12.297       6,669       10.614    12.305      22,673
2004  .       6.037      6.123          10        12.297    12.498          72       12.305    12.519         177
2005  .       6.123      6.355          23        12.498    12.996         180       12.519    13.031         316
2006  .       6.355      6.661          32        12.996    13.651         164       13.031    13.701         307
2007  .       6.661      8.299          23        13.651    17.042         135       13.701    17.121         284
2008  .       8.299      4.301          16        17.042     8.850         130       17.121     8.900         242
---------    ------     ------       -----        ------    ------      ------       ------    ------      ------
Fidelity VIP Mid Cap
2005  .      10.237     11.564           1*       10.465    11.577          68       10.114    11.584          59
2006  .      11.564     12.786           5        11.577    12.826         188       11.584    12.846         173
2007  .      12.786     14.506           7        12.826    14.580         163       12.846    14.618         224
2008  .      14.506      8.617           9        14.580     8.679         164       14.618     8.710         268
---------    ------     ------       -----        ------    ------      ------       ------    ------      ------
Fidelity VIP Overseas Portfolio
2003  .       5.218      7.342      16,838        11.237    14.198      40,179       10.974    14.206      76,691
2004  .       7.342      8.184          40        14.198    15.856         200       14.206    15.882         450
2005  .       8.184      9.562          74        15.856    18.563         361       15.882    18.612         667
2006  .       9.562     11.077          59        18.563    21.548         305       18.612    21.626         597
2007  .      11.077     12.754          55        21.548    24.859         239       21.626    24.974         520
2008  .      12.754      7.030          42        24.859    13.730         215       24.974    13.808         428
---------    ------     ------      ------        ------    ------      ------       ------    ------      ------
FTVIPT Franklin Income Securities
2006  .      10.525     11.222           9        10.189    11.236          47       10.184    11.243         122
2007  .      11.222     11.453          16        11.236    11.490         111       11.243    11.509         271
2008  .      11.453      7.925          17        11.490     7.966         115       11.509     7.987         256
---------    ------     ------      ------        ------    ------      ------       ------    ------      ------
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2003  .       4.702      6.348      10,500        10.812    12.960      17,276       10.734    12.968      22,352
2004  .       6.348      6.961          25        12.960    14.239          80       12.968    14.262         185
2005  .       6.961      7.175          24        14.239    14.706         133       14.262    14.744         216
2006  .       7.175      7.671          25        14.706    15.754         124       14.744    15.811         214
2007  .       7.671      8.394          19        15.754    17.273         107       15.811    17.353         180
2008  .       8.394      4.748          16        17.273     9.789         115       17.353     9.845         143
---------    ------     ------      ------        ------    ------      ------       ------    ------      ------
FTVIPT Mutual Shares Securities
2006  .      10.451     11.267           4        10.202    11.280          44       10.234    11.287          86
2007  .      11.267     11.467           6        11.280    11.502         154       11.287    11.520         190
2008  .      11.467      7.093          16        11.502     7.129         180       11.520     7.148         204
---------    ------     ------      ------        ------    ------      ------       ------    ------      ------
FTVIPT Templeton Global Income Securities
2005  .       N/A         N/A         N/A         10.009     9.884           4        9.810     9.890           5
2006  .       N/A         N/A         N/A          9.884    10.986          53        9.890    11.003          21
2007  .      11.526     11.958           6        10.986    12.019         111       11.003    12.050          90
2008  .      11.958     12.492           8        12.019    12.581         213       12.050    12.626         380
---------    ------     ------      ------        ------    ------      ------       ------    ------      ------
FTVIPT Templeton Growth Securities Fund
2003  .       N/A         N/A         N/A         10.908    12.697      25,088       10.947    12.705      38,371
2004  .      10.322     11.780           2        12.697    14.520         108       12.705    14.544         213
2005  .      11.780     12.614          10        14.520    15.580         236       14.544    15.620         350
2006  .      12.614     15.114          14        15.580    18.704         250       15.620    18.772         371
2007  .      15.114     15.215          16        18.704    18.868         246       18.772    18.955         350
2008  .      15.215      8.632           8        18.868    10.725         178       18.955    10.786         277
---------    ------     ------      ------        ------    ------      ------       ------    ------      ------

                        with EEB                            with EGMDB                            with GOP
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Janus Aspen Balanced Portfolio
2003  .       9.786     10.947       5,918        10.056     10.853       58,774       10.311     10.860        47,831
2004  .      10.947     11.660           1        10.853     11.584          111       10.860     11.603           156
2005  .      11.660     12.348           1        11.584     12.292          140       11.603     12.324           191
2006  .      12.348     13.411           1        12.292     13.377          168       12.324     13.425           174
2007  .      13.411     14.549           1        13.377     14.541          168       13.425     14.608           146
2008  .      14.549     12.012           1*       14.541     12.030          157       14.608     12.097           119
---------    ------     ------       -----        ------     ------       ------       ------     ------        ------
Janus Aspen Mid-Cap Growth Portfolio
2003  .       N/A         N/A         N/A         10.825     12.411        4,426       11.055     12.419        14,502
2004  .      10.668     12.642           1        12.411     14.737           28       12.419     14.761            57
2005  .      12.642     13.930           2        14.737     16.272           51       14.761     16.314            79
2006  .      13.930     15.525           2        16.272     18.171           46       16.314     18.237            73
2007  .      15.525     18.592           2        18.171     21.804           62       18.237     21.904            60
2008  .      18.592     10.267           2        21.804     12.065           33       21.904     12.133            45
---------    ------     ------       -----        ------     ------       ------       ------     ------        ------
Janus Aspen Worldwide Growth Portfolio
2003  .       8.412     10.234       1,162        10.857     12.217        6,805       10.586     12.225         8,229
2004  .      10.234     10.522           2        12.217     12.587           11       12.225     12.607            20
2005  .      10.522     10.926           1        12.587     13.096           10       12.607     13.130            16
2006  .      10.926     12.675           1        13.096     15.223            8       13.130     15.278            16
2007  .      12.675     13.635           1        15.223     16.408            6       15.278     16.484            15
2008  .       N/A         N/A         N/A         16.408      8.926            7       16.484      8.976             4
---------    ------     ------       -----        ------     ------       ------       ------     ------        ------
Lincoln VIP Baron Growth Opportunities(4)
2006  .       N/A         N/A         N/A          9.284     10.629            2       10.172     10.636             5
2007  .      11.349     10.800          10        10.629     10.835           33       10.636     10.853            35
2008  .      10.800      6.465           7        10.835      6.499           44       10.853      6.517           123
---------    ------     ------       -----        ------     ------       ------       ------     ------        ------
Lincoln VIP Capital Growth
2007  .       N/A         N/A         N/A          9.772     10.714            2        9.772     10.721             4
2008  .       N/A         N/A         N/A         10.714      6.153            1       10.721      6.163             4
---------    ------     ------       -----        ------     ------       ------       ------     ------        ------
Lincoln VIP Cohen & Steers Global Real Estate
2007  .       8.693      8.218           8         9.558      8.228           90       10.087      8.233            59
2008  .       8.218      4.674           3         8.228      4.689           84        8.233      4.697           156
---------    ------     ------       -----        ------     ------       ------       ------     ------        ------
Lincoln VIP Columbia Value Opportunities
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          8.238      6.081            1*       8.344      6.091            16
---------    ------     ------       -----        ------     ------       ------       ------     ------        ------
Lincoln VIP Core Fund(1)
2005  .       N/A         N/A         N/A         10.045     10.257            1        9.977     10.263             2
2006  .       N/A         N/A         N/A         10.257     11.490            5       10.263     11.508             3
---------    ------     ------       -----        ------     ------       ------       ------     ------        ------
Lincoln VIP Delaware Bond
2003  .       9.965     10.014      52,492        10.166     10.026      498,436       10.107     10.033     1,042,567
2004  .      10.014     10.347         152        10.026     10.381        1,805       10.033     10.398         3,914
2005  .      10.347     10.421         221        10.381     10.475        2,951       10.398     10.503         5,210
2006  .      10.421     10.706         217        10.475     10.784        2,808       10.503     10.823         4,889
2007  .      10.706     11.076         208        10.784     11.178        2,561       10.823     11.230         4,605
2008  .      11.076     10.539         122        11.178     10.658        1,988       11.230     10.718         3,729
---------    ------     ------      ------        ------     ------      -------       ------     ------     ---------
Lincoln VIP Delaware Growth and Income
2005  .       N/A         N/A         N/A          N/A         N/A         N/A         10.079     10.382             1
2006  .       N/A         N/A         N/A         10.753     11.462            7       10.382     11.481            18
2007  .       N/A         N/A         N/A         11.462     11.958           51       11.481     11.989            53
2008  .       N/A         N/A         N/A         11.958      7.544           53       11.989      7.571           104
---------    ------     ------      ------        ------     ------      -------       ------     ------     ---------
Lincoln VIP Delaware Social Awareness
2003  .      11.029     12.260      19,777        10.888     12.275       64,861       10.996     12.282       122,171
2004  .      12.260     13.557          45        12.275     13.601          302       12.282     13.623           607
2005  .      13.557     14.902          59        13.601     14.980          465       13.623     15.020           829
2006  .      14.902     16.421          49        14.980     16.540          399       15.020     16.600           752
2007  .      16.421     16.590          41        16.540     16.744          348       16.600     16.821           669
2008  .      16.590     10.666          32        16.744     10.786          304       16.821     10.847           522
---------    ------     ------      ------        ------     ------      -------       ------     ------     ---------
Lincoln VIP Delaware Special Opportunities
2007  .       N/A         N/A         N/A          9.204      9.151            6        9.800      9.156             5
2008  .       N/A         N/A         N/A          9.151      5.695           15        9.156      5.704            26
---------    ------     ------      ------        ------     ------      -------       ------     ------     ---------

                        with EEB                           with EGMDB                          with GOP
          ------------------------------------ ---------------------------------- ----------------------------------
            Accumulation unit                   Accumulation unit                  Accumulation unit
                  value                               value                              value
          ----------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period    period       units      of period   period      units      of period   period      units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Lincoln VIP FI Equity-Income
2005  .       N/A         N/A         N/A          9.986    10.484           7       10.035    10.490           3
2006  .       N/A         N/A         N/A         10.484    11.469           6       10.490    11.487           2
2007  .       N/A         N/A         N/A         11.469    11.766           5       11.487    11.797           3
2008  .       N/A         N/A         N/A         11.766     7.134           3       11.797     7.160           3
---------     --          --          -           ------    ------           -       ------    ------           -
Lincoln VIP Growth Fund(2)
2005  .       N/A         N/A         N/A         10.007    10.831           2       10.012    10.837           5
2006  .       N/A         N/A         N/A         10.831    11.306           1       10.837    11.324           5
---------     --          --          -           ------    ------           -       ------    ------           -
Lincoln VIP Growth Opportunities(3)
2005  .       N/A         N/A         N/A         11.468    11.452           2       11.148    11.459           4
2006  .       N/A         N/A         N/A         11.452    12.404           2       11.459    12.424           5
---------     --          --          -           ------    ------           -       ------    ------           -
Lincoln VIP Janus Capital Appreciation
2003  .      11.419     12.186           88       10.833    12.203       1,011       10.487    12.211      10,769
2004  .      12.186     12.587            1       12.203    12.630          27       12.211    12.651          60
2005  .      12.587     12.869            5       12.630    12.939          83       12.651    12.974         127
2006  .      12.869     13.849            5       12.939    13.952          79       12.974    14.003         109
2007  .      13.849     16.362            4       13.952    16.517          66       14.003    16.594         102
2008  .      16.362      9.501            6       16.517     9.610          64       16.594     9.664          86
---------    ------     ------        -----       ------    ------       -----       ------    ------      ------
Lincoln VIP Marsico International Growth
2007  .      11.465     11.146           10        9.717    11.159          36        9.718    11.166          11
2008  .      11.146      5.584            4       11.159     5.602          21       11.166     5.611          37
---------    ------     ------        -----       ------    ------       -----       ------    ------      ------
Lincoln VIP MFS Value
2007  .       N/A         N/A         N/A          9.709     9.718           3        9.710     9.724           5
2008  .       6.383      6.449            3        9.718     6.469          70        9.724     6.480         230
---------    ------     ------        -----       ------    ------       -----       ------    ------      ------
Lincoln VIP Mid-Cap Value
2007  .       N/A         N/A         N/A          9.785     8.646           6        9.785     8.651          13
2008  .       N/A         N/A         N/A          8.646     5.040          53        8.651     5.048          10
---------    ------     ------        -----       ------    ------       -----       ------    ------      ------
Lincoln VIP Mondrian International Value
2003  .      10.919     13.129       28,404       10.999    13.145     102,569       10.713    13.153     158,565
2004  .      13.129     15.580           55       13.145    15.630         366       13.153    15.655         759
2005  .      15.580     17.203           63       15.630    17.294         592       15.655    17.339       1,123
2006  .      17.203     21.945           57       17.294    22.105         538       17.339    22.185       1,046
2007  .      21.945     24.005           50       22.105    24.228         467       22.185    24.340         935
2008  .      24.005     14.920           35       24.228    15.089         398       24.340    15.174         763
---------    ------     ------       ------       ------    ------     -------       ------    ------     -------
Lincoln VIP Money Market Fund
2003  .       9.982      9.919       23,059        9.994     9.931      83,571        9.993     9.937     215,198
2004  .       9.919      9.818           33        9.931     9.849         379        9.937     9.865         864
2005  .       9.818      9.902           39        9.849     9.954         634        9.865     9.980       1,447
2006  .       9.902     10.170           57        9.954    10.244         557        9.980    10.281       1,335
2007  .      10.170     10.474           36       10.244    10.571         815       10.281    10.620       1,568
2008  .      10.474     10.518           88       10.571    10.637       1,118       10.620    10.697       2,410
---------    ------     ------       ------       ------    ------     -------       ------    ------     -------
Lincoln VIP SSgA Bond Index
2008  .       N/A         N/A         N/A         10.074    10.467         194       10.062    10.473          91
---------    ------     ------       ------       ------    ------     -------       ------    ------     -------
Lincoln VIP SSgA Developed International 150
2008  .       N/A         N/A         N/A          9.486     6.265          29        9.554     6.268          16
---------    ------     ------       ------       ------    ------     -------       ------    ------     -------
Lincoln VIP SSgA Emerging Markets 100
2008  .       N/A         N/A         N/A          9.735     6.057          24        9.473     6.060          17
---------    ------     ------       ------       ------    ------     -------       ------    ------     -------
Lincoln VIP SSgA International Index
2008  .       N/A         N/A         N/A          9.605     6.402          46        9.691     6.405          33
---------    ------     ------       ------       ------    ------     -------       ------    ------     -------
Lincoln VIP SSgA Large Cap 100
2008  .       N/A         N/A         N/A          9.502     6.978          56        9.490     6.982          30
---------    ------     ------       ------       ------    ------     -------       ------    ------     -------
Lincoln VIP SSgA S&P 500 Index
2007  .       N/A         N/A         N/A         11.486    11.379           9       11.508    11.408          32
2008  .       N/A         N/A         N/A         11.379     7.027         157       11.408     7.052          72
---------    ------     ------       ------       ------    ------     -------       ------    ------     -------
Lincoln VIP SSgA Small Cap Index
2007  .       N/A         N/A         N/A          9.913     9.156          42        9.914     9.161           8
2008  .       N/A         N/A         N/A          9.156     5.943          16        9.161     5.953          40
---------    ------     ------       ------       ------    ------     -------       ------    ------     -------

                        with EEB                            with EGMDB                            with GOP
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Lincoln VIP SSgA Small/Mid Cap 200
2008  .       N/A         N/A         N/A          9.957      7.229          21         9.170      7.233          14
---------     --          --          ---          -----      -----          --         -----      -----          --
Lincoln VIP T. Rowe Price Growth Stock
2007  .       N/A         N/A         N/A          9.841      9.933           3         9.841      9.939           4
2008  .       N/A         N/A         N/A          9.933      5.679          12         9.939      5.688          12
---------     --          --          ---          -----      -----          --         -----      -----          --
Lincoln VIP T. Rowe Price Structured Mid-Cap Growth
2003  .       N/A         N/A         N/A         11.098     12.336       9,123        10.989     12.343       2,985
2004  .      12.722     13.739         24         12.336     13.784          11        12.343     13.806          12
2005  .      13.739     14.805         24         13.784     14.882          52        13.806     14.921          21
2006  .      14.805     15.873         24         14.882     15.988          49        14.921     16.046          23
2007  .      15.873     17.690         24         15.988     17.854          22        16.046     17.937          26
2008  .      17.690      9.932         24         17.854     10.044          18        17.937     10.101          21
---------    ------     ------        ---         ------     ------       -----        ------     ------       -----
Lincoln VIP Templeton Growth
2007  .       N/A         N/A         N/A          9.811      9.804           2         9.811      9.810           6
2008  .       5.866      5.981          7          9.804      6.001          24         9.810      6.010          64
---------    ------     ------        ---         ------     ------       -----        ------     ------       -----
Lincoln VIP Turner Mid-Cap Growth
2007  .      10.944     10.836          5          9.906     10.936          11         9.907     10.856           6
2008  .      10.836      5.390          4         10.936      5.450           8        10.856      5.416          27
---------    ------     ------        ---         ------     ------       -----        ------     ------       -----
Lincoln VIP UBS Global Asset Allocation
2003  .       N/A         N/A         N/A         10.332     11.357       7,325        10.406     11.364       7,333
2004  .      11.342     12.637          1*        11.357     12.678          29        11.364     12.699          54
2005  .      12.637     13.242          1*        12.678     13.312          81        12.699     13.347          98
2006  .      13.242     14.878          1*        13.312     14.986          81        13.347     15.041         105
2007  .      14.878     15.529          1*        14.986     15.674          65        15.041     15.746         102
2008  .      15.529     10.175          1*        15.674     10.290          58        15.746     10.348         119
---------    ------     ------        ---         ------     ------       -----        ------     ------       -----
Lincoln VIP Wilshire 2010 Profile
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          9.883     10.453           3
2008  .       N/A         N/A         N/A         10.384      7.815          19        10.453      7.828           5
---------    ------     ------        ---         ------     ------       -----        ------     ------       -----
Lincoln VIP Wilshire 2020 Profile
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          9.022      7.399          14         9.871      7.411           3
---------    ------     ------        ---         ------     ------       -----        ------     ------       -----
Lincoln VIP Wilshire 2030 Profile
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          8.846      7.077           3         N/A         N/A         N/A
---------    ------     ------        ---         ------     ------       -----        ------     ------       -----
Lincoln VIP Wilshire 2040 Profile
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          8.378      6.479           1*        N/A         N/A         N/A
---------    ------     ------        ---         ------     ------       -----        ------     ------       -----
Lincoln VIP Wilshire Aggressive Profile
2005  .      10.000     10.881          1         10.578     10.894           9        10.046     10.900          24
2006  .      10.881     12.443          1         10.894     12.482          42        10.900     12.502         255
2007  .      12.443     13.555          3         12.482     13.625          73        12.502     13.660         285
2008  .      13.555      7.917          3         13.625      7.974          52        13.660      8.003         274
---------    ------     ------        ---         ------     ------       -----        ------     ------       -----
Lincoln VIP Wilshire Conservative Profile
2005  .      10.074     10.252         10         10.154     10.263           1         9.984     10.269         117
2006  .      10.252     10.998          7         10.263     11.033          10        10.269     11.050         131
2007  .      10.998     11.630          5         11.033     11.690          73        11.050     11.720         237
2008  .      11.630      9.306         17         11.690      9.373         127        11.720      9.406         318
---------    ------     ------        ---         ------     ------       -----        ------     ------       -----
Lincoln VIP Wilshire Moderate Profile
2005  .      10.008     10.469         20          9.991     10.481         144         9.994     10.487         134
2006  .      10.469     11.510         29         10.481     11.546         353        10.487     11.564         284
2007  .      11.510     12.340         28         11.546     12.404         333        11.564     12.436         426
2008  .      12.340      8.884         29         12.404      8.948         442        12.436      8.980         534
---------    ------     ------        ---         ------     ------       -----        ------     ------       -----
Lincoln VIP Wilshire Moderately Aggressive Profile
2005  .       N/A         N/A         N/A         10.009     10.658          77        10.349     10.664          77
2006  .       N/A         N/A         N/A         10.658     11.960         183        10.664     11.979         319
2007  .       N/A         N/A         N/A         11.960     12.913         186        11.979     12.946         358
2008  .       N/A         N/A         N/A         12.913      8.453         240        12.946      8.483         381
---------    ------     ------        ---         ------     ------       -----        ------     ------       -----

                        with EEB                           with EGMDB                          with GOP
          ------------------------------------ ---------------------------------- ----------------------------------
            Accumulation unit                   Accumulation unit                  Accumulation unit
                  value                               value                              value
          ----------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period    period       units      of period   period      units      of period   period      units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
MFS VIT Core Equity
2003  .       N/A         N/A         N/A        11.081     11.919       2,685      10.621     11.927       3,741
2004  .      10.263     11.315           1*      11.919     13.167          14      11.927     13.189          14
2005  .      11.315     11.293           1       13.167     13.168          29      13.189     13.203          25
2006  .      11.293     12.608           1       13.168     14.730          30      13.203     14.785          22
2007  .      12.608     13.750           1       14.730     16.097          25      14.785     16.172          22
2008  .      13.750      8.207           1       16.097      9.627          17      16.172      9.681          20
---------    ------     ------        ----       ------     ------       -----      ------     ------       -----
MFS VIT Growth Series
2003  .       3.471      4.436       4,182       10.849     11.867       3,364      10.883     11.875       4,904
2004  .       4.436      4.918          11       11.867     13.184          29      11.875     13.205          29
2005  .       4.918      5.269          11       13.184     14.154          37      13.205     14.191          42
2006  .       5.269      5.578           3       14.154     15.012          27      14.191     15.066          38
2007  .       5.578      6.632           3       15.012     17.885          22      15.066     17.967          42
2008  .       6.632      4.074           3       17.885     11.009          16      17.967     11.070          36
---------    ------     ------       -----       ------     ------       -----      ------     ------       -----
MFS VIT Total Return Series
2003  .      10.193     11.631       7,381       10.529     11.105     109,436      10.406     11.112     157,682
2004  .      11.631     12.702          18       11.105     12.152         326      11.112     12.171         613
2005  .      12.702     12.819          18       12.152     12.288         612      12.171     12.320         945
2006  .      12.819     14.075          17       12.288     13.519         630      12.320     13.568         986
2007  .      14.075     14.389          14       13.519     13.848         598      13.568     13.913         892
2008  .      14.389     10.994          18       13.848     10.602         510      13.913     10.662         724
---------    ------     ------       -----       ------     ------     -------      ------     ------     -------
MFS VIT Utilities Series
2003  .       5.579      7.439       3,430       10.752     11.943      13,977      10.744     11.950      17,245
2004  .       7.439      9.502          14       11.943     15.284          62      11.950     15.309         125
2005  .       9.502     10.895          23       15.284     17.560         144      15.309     17.606         280
2006  .      10.895     14.035          28       17.560     22.666         138      17.606     22.748         285
2007  .      14.035     17.610          25       22.666     28.496         174      22.748     28.628         304
2008  .      17.610     10.772          26       28.496     17.467         158      28.628     17.565         234
---------    ------     ------       -----       ------     ------     -------      ------     ------     -------
Neuberger Berman AMT Mid-Cap Growth Portfolio
2003  .       8.343     10.510       5,575       10.964     12.155      23,891      10.536     12.163      48,850
2004  .      10.510     12.024          18       12.155     13.934         105      12.163     13.956         189
2005  .      12.024     13.453          19       13.934     15.620         169      13.956     15.661         304
2006  .      13.453     15.177          19       15.620     17.658         163      15.661     17.722         299
2007  .      15.177     18.292          17       17.658     21.324         146      17.722     21.423         295
2008  .      18.292     10.189          14       21.324     11.902         128      21.423     11.969         265
---------    ------     ------       -----       ------     ------     -------      ------     ------     -------
Neuberger Berman AMT Regency Portfolio
2003  .       9.809     13.107      11,037       10.792     12.815      56,235      10.580     12.823     105,781
2004  .      13.107     15.776          19       12.815     15.455         226      12.823     15.480         521
2005  .      15.776     17.380          29       15.455     17.060         376      15.480     17.105         799
2006  .      17.380     19.005          26       17.060     18.692         352      17.105     18.760         732
2007  .      19.005     19.311          23       18.692     19.032         323      18.760     19.120         601
2008  .      19.311     10.291          13       19.032     10.163         252      19.120     10.220         439
---------    ------     ------      ------       ------     ------     -------      ------     ------     -------
Putnam VT Growth and Income Fund
2003  .       N/A         N/A         N/A        10.904     12.152       1,467      10.901     12.160          65
2004  .      10.844     11.851           1       12.152     13.308           2      12.160     13.333           1*
2005  .      11.851     12.267           1       13.308     13.802           2      13.333     13.842           4
2006  .      12.267     13.986           1*      13.802     15.768           3      13.842     15.829           4
2007  .       N/A         N/A         N/A        15.768     14.602           2      15.829     14.673           1*
2008  .       9.107      7.794           1       14.602      8.823           2      14.673      8.874           1*
---------    ------     ------      ------       ------     ------     -------      ------     ------     -------
Putnam VT Health Sciences Fund
2003  .       N/A         N/A         N/A        10.568     10.993       5,923      10.626     11.000      18,836
2004  .       N/A         N/A         N/A        10.993     11.607           6      11.000     11.625          45
2005  .       N/A         N/A         N/A        11.607     12.949           6      11.625     12.983          37
2006  .       N/A         N/A         N/A        12.949     13.119           7      12.983     13.167          24
2007  .       N/A         N/A         N/A        13.119     12.853           5      13.167     12.912           9
2008  .       N/A         N/A         N/A        12.853     10.505           8      12.912     10.564           6
---------    ------     ------      ------       ------     ------     -------      ------     ------     -------

*  All numbers less than 500 were rounded up to one.

(1) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust.

(2) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(3) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(4)Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix B - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and number of accumulation units for contracts purchased after June 5, 2005 (or later in those states that have not approved the contract changes) for funds available in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.


                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
AllianceBernstein VPS Global Technology
2005  .       4.058     4.133         3        10.810     11.032          6
2006  .       N/A       4.402        13        11.032     11.773         17
2007  .       4.402     5.187        33        11.773     13.898         66
2008  .       5.187     2.677         7        13.898      7.189         77
---------     -----     -----        --        ------     ------         --
AllianceBernstein VPS Growth and Income
2005  .      11.173    11.483         2        12.354     12.723         85
2006  .      11.483    13.201        26        12.723     14.655        213
2007  .      13.201    13.603        26        14.655     15.130        275
2008  .      13.603     7.927        26        15.130      8.835        310
---------    ------    ------        --        ------     ------        ---
AllianceBernstein VPS International Value
2006  .      10.249    11.836         3        10.038     11.850         94
2007  .      11.836    12.279        37        11.850     12.318        461
2008  .      12.279     5.637        38        12.318      5.666        627
---------    ------    ------        --        ------     ------        ---
AllianceBernstein VPS Small/Mid Cap Value
2005  .      17.694    18.540         1        17.811     18.700         47
2006  .      18.540    20.806         8        18.700     21.027        179
2007  .      20.806    20.758        16        21.027     21.020        215
2008  .      20.758    13.106        18        21.020     13.298        230
---------    ------    ------        --        ------     ------        ---
American Century Investments VP Inflation Protection Fund
2005  .      10.398    10.377         3        10.410     10.410         72
2006  .      10.377    10.357        63        10.410     10.411        217
2007  .      10.357    11.145        45        10.411     11.226        251
2008  .      11.145    10.776        56        11.226     10.876        596
---------    ------    ------        --        ------     ------        ---
American Funds Global Growth Fund
2005  .      11.039    12.621         3        11.273     12.662        184
2006  .      12.621    14.935        39        12.662     15.014        572
2007  .      14.935    16.856        53        15.014     16.978      1,125
2008  .      16.856    10.204        51        16.978     10.299      1,341
---------    ------    ------        --        ------     ------      -----
American Funds Global Small Capitalization Fund
2005  .      10.059    12.390         7        17.937     22.139         42
2006  .      12.390    15.104        28        22.139     27.042        220
2007  .      15.104    18.022        38        27.042     32.332        448
2008  .      18.022     8.231        48        32.332     14.796        500
---------    ------    ------        --        ------     ------      -----
American Funds Growth Fund
2005  .       7.958     9.087        51        13.673     15.643        775
2006  .       9.087     9.841       162        15.643     16.976      2,101
2007  .       9.841    10.865       243        16.976     18.779      3,402
2008  .      10.865     5.982       300        18.779     10.360      4,036
---------    ------    ------       ---        ------     ------      -----
American Funds Growth-Income Fund
2005  .      11.906    12.382        53        12.897     13.439        943
2006  .      12.382    14.017       188        13.439     15.244      2,618
2007  .      14.017    14.469       206        15.244     15.767      4,316
2008  .      14.469     8.836       229        15.767      9.648      4,881
---------    ------    ------       ---        ------     ------      -----
American Funds International Fund
2005  .       8.009     9.563        12        14.186     16.972        250
2006  .       9.563    11.180        75        16.972     19.882        788
2007  .      11.180    13.186       109        19.882     23.496      1,400
2008  .      13.186     7.499       108        23.496     13.389      1,605
---------    ------    ------       ---        ------     ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
AllianceBernstein VPS Global Technology
2005  .      10.070    10.714          11       10.199    10.718          2
2006  .      10.714    11.462          39       10.718    11.472          8
2007  .      11.462    13.440         127       11.472    13.459         25
2008  .      13.440     6.969         260       13.459     6.982         28
---------    ------    ------         ---       ------    ------         --
AllianceBernstein VPS Growth and Income
2005  .      10.005    10.346         225       10.032    10.349          7
2006  .      10.346    11.946         554       10.349    11.956         56
2007  .      11.946    12.365         873       11.956    12.381         88
2008  .      12.365     7.238         997       12.381     7.251         90
---------    ------    ------         ---       ------    ------         --
AllianceBernstein VPS International Value
2006  .       9.565    11.868         301       10.302    11.871         14
2007  .      11.868    12.367       1,310       11.871    12.382        105
2008  .      12.367     5.703       1,631       12.382     5.713        128
---------    ------    ------       -----       ------    ------        ---
AllianceBernstein VPS Small/Mid Cap Value
2005  .      10.090    10.657         140       10.803    10.657         17
2006  .      10.657    12.013         439       10.657    12.020         50
2007  .      12.013    12.038         921       12.020    12.050        114
2008  .      12.038     7.635       1,317       12.050     7.646        135
---------    ------    ------       -----       ------    ------        ---
American Century Investments VP Inflation Protection Fund
2005  .       9.944     9.898         408        9.985     9.901         33
2006  .       9.898     9.924       1,061        9.901     9.932         61
2007  .       9.924    10.728       1,373        9.932    10.741         75
2008  .      10.728    10.420       2,740       10.741    10.438        175
---------    ------    ------       -----       ------    ------        ---
American Funds Global Growth Fund
2005  .      10.027    11.429         204       10.240    11.433         19
2006  .      11.429    13.586         915       11.433    13.598         94
2007  .      13.586    15.402       1,830       13.598    15.423        189
2008  .      15.402     9.367       2,635       15.423     9.384        259
---------    ------    ------       -----       ------    ------        ---
American Funds Global Small Capitalization Fund
2005  .      10.027    12.033         182       10.451    12.036         14
2006  .      12.033    14.734         978       12.036    14.746         90
2007  .      14.734    17.660       1,656       14.746    17.683        139
2008  .      17.660     8.102       2,158       17.683     8.117        175
---------    ------    ------       -----       ------    ------        ---
American Funds Growth Fund
2005  .      10.049    11.245       1,600       10.049    11.248        135
2006  .      11.245    12.234       5,589       11.248    12.244        564
2007  .      12.234    13.567       9,468       12.244    13.585        907
2008  .      13.567     7.503      13,330       13.585     7.517      1,147
---------    ------    ------      ------       ------    ------      -----
American Funds Growth-Income Fund
2005  .      10.011    10.583       1,833       10.029    10.586        154
2006  .      10.583    12.035       5,841       10.586    12.044        670
2007  .      12.035    12.478       9,421       12.044    12.494        953
2008  .      12.478     7.655      12,548       12.494     7.668      1,171
---------    ------    ------      ------       ------    ------      -----
American Funds International Fund
2005  .      10.025    12.045         629       10.005    12.049         22
2006  .      12.045    14.146       2,709       12.049    14.157        219
2007  .      14.146    16.760       4,640       14.157    16.781        380
2008  .      16.760     9.574       6,129       16.781     9.591        514
---------    ------    ------      ------       ------    ------      -----

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Delaware VIP Capital Reserves
2005  .       9.906     9.916        20          9.971     9.927          2
2006  .       9.916    10.166         2          9.927    10.197         46
2007  .      10.166    10.412         4         10.197    10.466         79
2008  .      10.412    10.165         8         10.466    10.238        178
---------    ------    ------        --         ------    ------        ---
Delaware VIP Diversified Income Series
2005  .      10.865    10.614         8         10.878    10.648        183
2006  .      10.614    11.219        26         10.648    11.277        502
2007  .      11.219    11.842        42         11.277    11.927        834
2008  .      11.842    11.066        49         11.927    11.168      1,149
---------    ------    ------        --         ------    ------      -----
Delaware VIP Emerging Markets Series(4)
2005  .      11.029    12.027        10         10.037    12.040         71
2006  .      12.027    14.987        21         12.040    15.034        297
2007  .      14.987    20.398        34         15.034    20.503        455
2008  .      20.398     9.684        35         20.503     9.754        574
---------    ------    ------        --         ------    ------      -----
Delaware VIP High Yield Series
2005  .      11.899    12.083         9         14.675    14.932         54
2006  .      12.083    13.321        20         14.932    16.495        186
2007  .      13.321    13.424        32         16.495    16.655        305
2008  .      13.424     9.968        29         16.655    12.393        390
---------    ------    ------        --         ------    ------      -----
Delaware VIP REIT Series
2005  .      19.839    20.832         1         18.704    19.679         64
2006  .      20.832    27.088         5         19.679    25.640        181
2007  .      27.088    22.844         8         25.640    21.666        197
2008  .      22.844    14.526         5         21.666    13.805        177
---------    ------    ------        --         ------    ------      -----
Delaware VIP Small Cap Value Series
2005  .      19.944    21.390         9         18.229    19.590        106
2006  .      21.390    24.358        22         19.590    22.353        387
2007  .      24.358    22.299        30         22.353    20.504        594
2008  .      22.299    15.323        27         20.504    14.118        615
---------    ------    ------        --         ------    ------      -----
Delaware VIP Trend Series
2005  .       7.401     7.681         1*        14.780    15.370         37
2006  .       7.681     8.101        14         15.370    16.244        117
2007  .       8.101     8.793        14         16.244    17.666        112
2008  .       8.793     4.591        15         17.666     9.243        106
---------    ------    ------        --         ------    ------      -----
Delaware VIP US Growth Series
2006  .      10.937    11.194         2         10.443    11.313          6
2007  .      11.194    12.360         2         11.313    12.517         12
2008  .       N/A        N/A        N/A         12.517     7.042         12
---------    ------    ------       ---         ------    ------      -----
Delaware VIP Value Series
2005  .      12.320    12.808         7         12.631    13.157         29
2006  .      12.808    15.580        14         13.157    16.037        151
2007  .      15.580    14.851        17         16.037    15.317        298
2008  .      14.851     9.694        20         15.317    10.018        287
---------    ------    ------       ---         ------    ------      -----
DWS VIP Equity 500 Index
2005  .      10.190    10.401         7         13.074    13.442         44
2006  .      10.401    11.779        10         13.442    15.252         78
2007  .      11.779    12.157        12         15.252    15.774         85
2008  .      12.157     7.485        12         15.774     9.732         77
---------    ------    ------       ---         ------    ------      -----
DWS VIP Small Cap Index
2005  .      10.918    10.761         1         10.103    10.773         54
2006  .      10.761    12.392         1         10.773    12.431        146
2007  .      12.392    11.914         1         12.431    11.975        161
2008  .      11.914     7.688         1         11.975     7.743         89
---------    ------    ------       ---         ------    ------      -----
Fidelity VIP Contrafund Portfolio
2005  .      13.849    15.876        24         13.937    16.008        384
2006  .      15.876    17.384        51         16.008    17.564      1,124
2007  .      17.384    20.038        94         17.564    20.286      1,595
2008  .      20.038    11.284        94         20.286    11.447      1,866
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Delaware VIP Capital Reserves
2005  .      10.015     9.940         33         9.908     9.944         1
2006  .       9.940    10.237        195         9.944    10.246        21
2007  .      10.237    10.532        218        10.246    10.547        84
2008  .      10.532    10.329        683        10.547    10.349        87
---------    ------    ------        ---        ------    ------        --
Delaware VIP Diversified Income Series
2005  .       9.933     9.841        442         9.947     9.843         9
2006  .       9.841    10.449      1,429         9.843    10.457        75
2007  .      10.449    11.079      2,952        10.457    11.092       223
2008  .      11.079    10.400      4,246        11.092    10.418       316
---------    ------    ------      -----        ------    ------       ---
Delaware VIP Emerging Markets Series(4)
2005  .      10.038    12.058        294        10.130    12.061        19
2006  .      12.058    15.093        818        12.061    15.105        55
2007  .      15.093    20.635      1,329        15.105    20.662        93
2008  .      20.635     9.841      1,927        20.662     9.859       133
---------    ------    ------      -----        ------    ------       ---
Delaware VIP High Yield Series
2005  .       9.981    10.256        236         9.981    10.259        10
2006  .      10.256    11.358        778        10.259    11.367        95
2007  .      11.358    11.497      1,433        11.367    11.511        89
2008  .      11.497     8.577      1,903        11.511     8.591       124
---------    ------    ------      -----        ------    ------       ---
Delaware VIP REIT Series
2005  .      10.143    10.427        285        10.973    10.430        27
2006  .      10.427    13.619      1,108        10.430    13.630       102
2007  .      13.619    11.537      1,174        13.630    11.552       106
2008  .      11.537     7.370      1,047        11.552     7.383        99
---------    ------    ------      -----        ------    ------       ---
Delaware VIP Small Cap Value Series
2005  .      10.034    10.789        447        10.302    10.792        45
2006  .      10.789    12.342      1,589        10.792    12.351       178
2007  .      12.342    11.349      2,599        12.351    11.364       243
2008  .      11.349     7.834      3,090        11.364     7.848       236
---------    ------    ------      -----        ------    ------       ---
Delaware VIP Trend Series
2005  .      10.092    11.260        133        10.742    11.263         5
2006  .      11.260    11.930        398        11.263    11.939        19
2007  .      11.930    13.007        493        11.939    13.024        35
2008  .      13.007     6.823        500        13.024     6.835        36
---------    ------    ------      -----        ------    ------       ---
Delaware VIP US Growth Series
2006  .      12.117    13.287         20         9.929    10.508         3
2007  .      13.287    14.738         63        10.508    11.661         4
2008  .      14.738     8.313        111        11.661     6.581         7
---------    ------    ------      -----        ------    ------       ---
Delaware VIP Value Series
2005  .      10.230    10.375        238         9.999    10.378        10
2006  .      10.375    12.677        954        10.378    12.687        54
2007  .      12.677    12.139      1,404        12.687    12.154       144
2008  .      12.139     7.960      1,579        12.154     7.974       124
---------    ------    ------      -----        ------    ------       ---
DWS VIP Equity 500 Index
2005  .      10.077    10.428        136        10.203    10.431         4
2006  .      10.428    11.862        299        10.431    11.871        12
2007  .      11.862    12.298        415        11.871    12.314        36
2008  .      12.298     7.607        374        12.314     7.620        31
---------    ------    ------      -----        ------    ------       ---
DWS VIP Small Cap Index
2005  .      10.343    10.788         75        10.151    10.791         5
2006  .      10.788    12.480        272        10.791    12.489        17
2007  .      12.480    12.052        380        12.489    12.068        21
2008  .      12.052     7.813        325        12.068     7.827        15
---------    ------    ------      -----        ------    ------       ---
Fidelity VIP Contrafund Portfolio
2005  .      10.045    11.254        824        10.161    11.257        96
2006  .      11.254    12.378      3,150        11.257    12.388       318
2007  .      12.378    14.332      5,254        12.388    14.351       478
2008  .      14.332     8.108      6,924        14.351     8.122       597
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Fidelity VIP Growth Portfolio
2005  .       6.096     6.320         8         10.711    11.126         24
2006  .       6.320     6.619        23         11.126    11.675         77
2007  .       6.619     8.238        23         11.675    14.560        196
2008  .       8.238     4.265        26         14.560     7.554        184
---------     -----     -----        --         ------    ------        ---
Fidelity VIP Mid Cap
2005  .      10.991    11.558         3         10.182    11.571        147
2006  .      11.558    12.766        24         11.571    12.806        531
2007  .      12.766    14.468        44         12.806    14.543        886
2008  .      14.468     8.586        57         14.543     8.648      1,114
---------    ------    ------        --         ------    ------      -----
Fidelity VIP Overseas Portfolio
2005  .       8.147     9.510         7         13.419    15.695         15
2006  .       9.510    11.005        14         15.695    18.200         65
2007  .      11.005    12.659        25         18.200    20.976        106
2008  .      12.659     6.971        15         20.976    11.575        130
---------    ------    ------        --         ------    ------      -----
FTVIPT Franklin Income Securities
2006  .       9.986    11.215        27         10.004    11.229        288
2007  .      11.215    11.435       103         11.229    11.471      1,209
2008  .      11.435     7.904       118         11.471     7.945      1,624
---------    ------    ------       ---         ------    ------      -----
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2005  .       6.930     7.136         2         12.811    13.218         19
2006  .       7.136     7.622        17         13.218    14.146         94
2007  .       7.622     8.331        40         14.146    15.494        166
2008  .       8.331     4.708        43         15.494     8.773        214
---------    ------    ------       ---         ------    ------      -----
FTVIPT Mutual Shares Securities
2006  .       9.896    11.260        26          9.923    11.274        169
2007  .      11.260    11.450        70         11.274    11.486        835
2008  .      11.450     7.076        71         11.486     7.112      1,102
---------    ------    ------       ---         ------    ------      -----
FTVIPT Templeton Global Income Securities
2005  .       9.886     9.867         1          9.763     9.879         40
2006  .       9.867    10.934        15          9.879    10.969        242
2007  .      10.934    11.927        29         10.969    11.988        646
2008  .      11.927    12.448        52         11.988    12.537      1,042
---------    ------    ------       ---         ------    ------      -----
FTVIPT Templeton Growth Securities Fund
2005  .      11.728    12.547         2         13.332    14.290         72
2006  .      12.547    15.018         6         14.290    17.139        300
2007  .      15.018    15.104        11         17.139    17.271        404
2008  .      15.104     8.560         9         17.271     9.808        362
---------    ------    ------       ---         ------    ------      -----
Goldman Sachs VIT Growth & Income
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------      -----
Lincoln VIP Baron Growth Opportunities(4)
2006  .       9.251    10.610         1          9.950    10.623         18
2007  .      10.610    10.782         4         10.623    10.817        135
2008  .      10.782     6.448        13         10.817     6.482        266
---------    ------    ------       ---         ------    ------      -----
Lincoln VIP Capital Growth
2007  .       N/A        N/A        N/A         10.097    10.708          9
2008  .       9.357     6.123         1*        10.708     6.143         29
---------    ------    ------       ---         ------    ------      -----
Lincoln VIP Cohen & Steers Global Real Estate
2007  .       9.237     8.213        18         10.062     8.223        126
2008  .       8.213     4.667        16          8.223     4.682        327
---------    ------    ------       ---         ------    ------      -----
Lincoln VIP Columbia Value Opportunities
2007  .       N/A        N/A        N/A         10.206     9.361          5
2008  .       8.690     6.051         1*         9.361     6.071         34
---------    ------    ------       ---         ------    ------      -----
Lincoln VIP Core Fund(1)
2005  .      10.030    10.239         7         10.077    10.251          2
2006  .      10.239    11.436         7         10.251    11.472         16
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Fidelity VIP Growth Portfolio
2005  .       9.982    10.639         78        10.025    10.642         7
2006  .      10.639    11.192        160        10.642    11.200        10
2007  .      11.192    13.992        405        11.200    14.010        29
2008  .      13.992     7.278        597        14.010     7.290        36
---------    ------    ------        ---        ------    ------        --
Fidelity VIP Mid Cap
2005  .      10.145    11.587        223        10.340    11.592        46
2006  .      11.587    12.856      1,179        11.592    12.868       109
2007  .      12.856    14.637      2,162        12.868    14.657       221
2008  .      14.637     8.725      3,146        14.657     8.742       270
---------    ------    ------      -----        ------    ------       ---
Fidelity VIP Overseas Portfolio
2005  .      10.004    12.006        131        10.034    12.009        10
2006  .      12.006    13.957        307        12.009    13.968        21
2007  .      13.957    16.126        496        13.968    16.147        43
2008  .      16.126     8.920        646        16.147     8.936        50
---------    ------    ------      -----        ------    ------       ---
FTVIPT Franklin Income Securities
2006  .      10.184    11.246        699        10.184    11.249        57
2007  .      11.246    11.518      3,478        11.249    11.527       300
2008  .      11.518     7.997      4,951        11.527     8.008       379
---------    ------    ------      -----        ------    ------       ---
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2005  .      10.068    10.960         61        10.413    10.963        13
2006  .      10.960    11.759        269        10.963    11.768        26
2007  .      11.759    12.912        518        11.768    12.928        42
2008  .      12.912     7.329        719        12.928     7.342        62
---------    ------    ------      -----        ------    ------       ---
FTVIPT Mutual Shares Securities
2006  .      10.234    11.291        505        10.234    11.294        56
2007  .      11.291    11.532      2,431        11.294    11.542       194
2008  .      11.532     7.159      3,595        11.542     7.169       292
---------    ------    ------      -----        ------    ------       ---
FTVIPT Templeton Global Income Securities
2005  .       9.912     9.893         93         9.760     9.895        12
2006  .       9.893    11.012        553         9.895    11.020        59
2007  .      11.012    12.066      1,560        11.020    12.081       179
2008  .      12.066    12.649      3,695        12.081    12.671       282
---------    ------    ------      -----        ------    ------       ---
FTVIPT Templeton Growth Securities Fund
2005  .       9.991    10.840        145        10.172    10.843        43
2006  .      10.840    13.033        736        10.843    13.044        98
2007  .      13.033    13.167      1,032        13.044    13.184       134
2008  .      13.167     7.496        831        13.184     7.509       119
---------    ------    ------      -----        ------    ------       ---
Goldman
Sachs VIT
Growth &
Income
2008  .       9.937    10.389          1*        N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
Lincoln VIP Baron Growth Opportunities(4)
2006  .       9.643    10.639         88         9.134    10.642        17
2007  .      10.639    10.861        465        10.642    10.869        63
2008  .      10.861     6.525        881        10.869     6.533        94
---------    ------    ------      -----        ------    ------       ---
Lincoln
VIP
Capital
Growth
2007  .       9.965    10.724         30        10.245    10.730         1*
2008  .      10.724     6.168         84        10.730     6.174         1
---------    ------    ------      -----        ------    ------       ---
Lincoln
VIP Cohen
& Steers
Global
Real
Estate
2007  .       9.955     8.236        489         9.552     8.239        49
2008  .       8.236     4.701      1,327         8.239     4.705       103
---------    ------    ------      -----        ------    ------       ---
Lincoln
VIP
Columbia
Value
Opportuni
2007  .      10.083     9.375         13         N/A        N/A        N/A
2008  .       9.375     6.095         90         8.298     6.101         1
---------    ------    ------      -----        ------    ------       ---
Lincoln VIP Core Fund(1)
2005  .      10.149    10.266          4        10.137    10.269         1
2006  .      10.266    11.517         30        10.269    11.526         2
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Lincoln VIP Delaware Bond
2005  .       9.830     9.875        17          9.948     9.886        405
2006  .       9.875    10.135        75          9.886    10.167      1,071
2007  .      10.135    10.475       109         10.167    10.529      1,543
2008  .      10.475     9.957       117         10.529    10.029      1,657
---------    ------    ------       ---         ------    ------      -----
Lincoln VIP Delaware Growth and Income
2005  .       N/A        N/A        N/A         10.305    10.370         29
2006  .       N/A        N/A        N/A         10.370    11.444         74
2007  .      12.084    11.867         1         11.444    11.928        119
2008  .      11.867     7.463         2         11.928     7.517        138
---------    ------    ------       ---         ------    ------      -----
Lincoln VIP Delaware Social Awareness
2005  .       N/A        N/A        N/A         10.120    10.773         81
2006  .      10.496    11.845         1         10.773    11.883        138
2007  .      11.845    11.955         2         11.883    12.017        172
2008  .      11.955     7.678         2         12.017     7.734        166
---------    ------    ------       ---         ------    ------      -----
Lincoln VIP Delaware Special Opportunities
2007  .       9.215     9.134         9          9.919     9.145         18
2008  .       9.134     5.667         8          9.145     5.686         88
---------    ------    ------       ---         ------    ------      -----
Lincoln VIP FI Equity-Income
2005  .      10.277    10.466         3         10.009    10.478         18
2006  .      10.466    11.415         7         10.478    11.451         96
2007  .      11.415    11.676         8         11.451    11.736        124
2008  .      11.676     7.058         8         11.736     7.109        132
---------    ------    ------       ---         ------    ------      -----
Lincoln VIP Growth Fund(2)
2005  .       N/A        N/A        N/A         10.198    10.825          2
2006  .      11.314    11.253         1         10.825    11.288         13
---------    ------    ------       ---         ------    ------      -----
Lincoln VIP Growth Opportunities(3)
2005  .       N/A        N/A        N/A         11.161    11.446          5
2006  .      13.112    12.346         1         11.446    12.385         21
---------    ------    ------       ---         ------    ------      -----
Lincoln VIP Janus Capital Appreciation
2005  .      12.363    12.838         6          9.914    10.468         13
2006  .      12.838    13.802         1         10.468    11.276         19
2007  .      13.802    16.290         3         11.276    13.335         72
2008  .      16.290     9.449         4         13.335     7.751         97
---------    ------    ------       ---         ------    ------      -----
Lincoln VIP Marsico International Growth
2007  .      10.340    11.139         8          9.731    11.153         52
2008  .      11.139     5.575        15         11.153     5.593        124
---------    ------    ------       ---         ------    ------      -----
Lincoln VIP MFS Value
2007  .       9.906     9.701         1          9.935     9.713         38
2008  .       9.701     6.438        12          9.713     6.459        197
---------    ------    ------       ---         ------    ------      -----
Lincoln VIP Mid-Cap Value
2007  .       9.607     8.630         6          9.870     8.641         61
2008  .       8.630     5.016        11          8.641     5.032        148
---------    ------    ------       ---         ------    ------      -----
Lincoln VIP Mondrian International Value
2005  .      10.755    11.091        13         10.086    11.103         72
2006  .      11.091    14.134        16         11.103    14.178        265
2007  .      14.134    15.445        16         14.178    15.524        307
2008  .      15.445     9.590        20         15.524     9.659        311
---------    ------    ------       ---         ------    ------      -----
Lincoln VIP Money Market Fund
2005  .      10.011    10.067        15         10.002    10.080         44
2006  .      10.067    10.329        51         10.080    10.363        485
2007  .      10.329    10.628        47         10.363    10.684        824
2008  .      10.628    10.662       169         10.684    10.739      1,822
---------    ------    ------       ---         ------    ------      -----
Lincoln VIPT SSGA Bond Index
2008  .      10.118    10.451         5         10.143    10.462        349
---------    ------    ------       ---         ------    ------      -----
Lincoln VIPT SSGA Developed International 150
2008  .       5.644     6.255         1          9.374     6.262         88
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Lincoln VIP Delaware Bond
2005  .       9.988     9.900      1,116         9.988     9.903        57
2006  .       9.900    10.207      3,117         9.903    10.216       292
2007  .      10.207    10.596      4,751        10.216    10.610       397
2008  .      10.596    10.118      6,128        10.610    10.137       480
---------    ------    ------      -----        ------    ------       ---
Lincoln VIP Delaware Growth and Income
2005  .      10.287    10.385         34        10.155    10.388         2
2006  .      10.385    11.489        156        10.388    11.498        31
2007  .      11.489    12.005        350        11.498    12.020        55
2008  .      12.005     7.584        534        12.020     7.598        67
---------    ------    ------      -----        ------    ------       ---
Lincoln VIP Delaware Social Awareness
2005  .       9.999    10.788        120        10.044    10.791         7
2006  .      10.788    11.929        226        10.791    11.939        19
2007  .      11.929    12.094        322        11.939    12.110        29
2008  .      12.094     7.803        412        12.110     7.817        26
---------    ------    ------      -----        ------    ------       ---
Lincoln
VIP
Delaware
Special
Opportuni
2007  .      10.023     9.159         62        10.137     9.162         2
2008  .       9.159     5.709        227         9.162     5.714        12
---------    ------    ------      -----        ------    ------       ---
Lincoln VIP FI Equity-Income
2005  .      10.040    10.493         66        10.075    10.496        16
2006  .      10.493    11.496        194        10.496    11.505        37
2007  .      11.496    11.812        318        11.505    11.827        64
2008  .      11.812     7.173        438        11.827     7.185        70
---------    ------    ------      -----        ------    ------       ---
Lincoln VIP Growth Fund(2)
2005  .      10.124    10.840         17        10.230    10.843         1
2006  .      10.840    11.333        100        10.843    11.342        11
---------    ------    ------      -----        ------    ------       ---
Lincoln VIP Growth Opportunities(3)
2005  .      10.243    11.462         11        10.790    11.465         1
2006  .      11.462    12.434         46        11.465    12.443         5
---------    ------    ------      -----        ------    ------       ---
Lincoln VIP Janus Capital Appreciation
2005  .       9.958    10.482         34        10.004    10.486         3
2006  .      10.482    11.320         52        10.486    11.329         7
2007  .      11.320    13.421        243        11.329    13.439        10
2008  .      13.421     7.820        286        13.439     7.835        20
---------    ------    ------      -----        ------    ------       ---
Lincoln
VIP
Marsico
Internati
Growth
2007  .      10.038    11.170        210        10.343    11.173        10
2008  .      11.170     5.615        559        11.173     5.620        68
---------    ------    ------      -----        ------    ------       ---
Lincoln
VIP MFS
Value
2007  .       9.710     9.727         93         9.920     9.731         7
2008  .       9.727     6.485        948         9.731     6.490        40
---------    ------    ------      -----        ------    ------       ---
Lincoln
VIP
Mid-Cap
Value
2007  .      10.085     8.654        163         9.998     8.657        13
2008  .       8.654     5.052        396         8.657     5.057        21
---------    ------    ------      -----        ------    ------       ---
Lincoln VIP Mondrian International Value
2005  .      10.031    11.119        352        10.032    11.123        19
2006  .      11.119    14.234        909        11.123    14.245        95
2007  .      14.234    15.624      1,172        14.245    15.645       118
2008  .      15.624     9.745      1,442        15.645     9.763       120
---------    ------    ------      -----        ------    ------       ---
Lincoln VIP Money Market Fund
2005  .      10.002    10.094        454        10.020    10.097        13
2006  .      10.094    10.404        672        10.097    10.412       130
2007  .      10.404    10.753      1,522        10.412    10.767       244
2008  .      10.753    10.836      6,370        10.767    10.855       551
---------    ------    ------      -----        ------    ------       ---
Lincoln
VIPT SSGA
Bond
Index
2008  .      10.024    10.476      1,684        10.138    10.478       123
---------    ------    ------      -----        ------    ------       ---
Lincoln
VIPT SSGA
Developed
Internati
150
2008  .       9.187     6.270        391         9.171     6.272        24
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Lincoln VIPT SSGA Emerging Markets 100
2008  .       9.739     6.047         1*         9.395     6.053        76
---------     -----     -----         -          -----     -----        --
Lincoln VIPT SSGA International Index
2008  .       6.777     6.392         1          9.572     6.398       178
---------     -----     -----         -          -----     -----       ---
Lincoln VIPT SSGA Large Cap 100
2008  .       6.341     6.967         1          9.368     6.975       142
---------     -----     -----         -          -----     -----       ---
Lincoln VIP SSgA S&P 500 Index
2007  .      11.421    11.292         7         11.464    11.350        48
2008  .      11.292     6.952        26         11.350     7.001       328
---------    ------    ------        --         ------    ------       ---
Lincoln VIP SSgA Small Cap Index
2007  .       9.535     9.139         3         10.169     9.150        13
2008  .       9.139     5.915        10          9.150     5.934       149
---------    ------    ------        --         ------    ------       ---
Lincoln VIPT SSGA Small/Mid Cap 200
2008  .       6.442     7.217         1*         9.725     7.225        43
---------    ------    ------        --         ------    ------       ---
Lincoln VIP T. Rowe Price Growth Stock
2007  .      10.112     9.914         1*         9.980     9.927        26
2008  .       9.914     5.652         2          9.927     5.670        55
---------    ------    ------        --         ------    ------       ---
Lincoln VIP T. Rowe Price Structured Mid-Cap Growth
2005  .       N/A        N/A        N/A         10.362    10.985        67
2006  .      15.536    15.816         1         10.985    11.789       103
2007  .      15.816    17.608         1         11.789    13.152       127
2008  .      17.608     9.876         2         13.152     7.391        98
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Templeton Growth
2007  .       9.801     9.786         4          9.902     9.798       199
2008  .       9.786     5.972        11          9.798     5.991       418
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP UBS Global Asset Allocation
2005  .       N/A        N/A        N/A         10.226    10.584        12
2006  .      13.465    14.825        13         10.584    11.904        67
2007  .      14.825    15.458        12         11.904    12.437       187
2008  .      15.458    10.118        13         12.437     8.157       157
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Turner Mid-Cap Growth
2007  .      10.148    10.939         1*        10.092    10.843        65
2008  .      10.939     5.435        11         10.843     5.398       128
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Wilshire 2010 Profile
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       8.493     7.778         3          9.981     7.802        13
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Wilshire 2020 Profile
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          9.987     7.387        27
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Wilshire 2030 Profile
2007  .       N/A        N/A        N/A         10.599    10.393         2
2008  .       N/A        N/A        N/A         10.393     7.066        58
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Wilshire 2040 Profile
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       N/A        N/A        N/A          9.738     6.468         3
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Wilshire Aggressive Profile
2005  .      10.569    10.875        19         10.155    10.888        94
2006  .      10.875    12.424        39         10.888    12.463       137
2007  .      12.424    13.520        47         12.463    13.590       323
2008  .      13.520     7.889        31         13.590     7.946       409
---------    ------    ------       ---         ------    ------       ---
Lincoln VIP Wilshire Conservative Profile
2005  .       N/A        N/A        N/A         10.012    10.257       136
2006  .      10.452    10.981        26         10.257    11.015       294
2007  .      10.981    11.600        37         11.015    11.660       464
2008  .      11.600     9.273        45         11.660     9.340       687
---------    ------    ------       ---         ------    ------       ---



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Lincoln
VIPT SSGA
Emerging
Markets
100
2008  .       9.560     6.061        337         9.500     6.063        21
---------     -----     -----        ---         -----     -----        --
Lincoln
VIPT SSGA
Internati
Index
2008  .       9.643     6.407        553         9.456     6.408        59
---------     -----     -----        ---         -----     -----        --
Lincoln
VIPT SSGA
Large Cap
100
2008  .       9.235     6.984        708         9.119     6.985        45
---------     -----     -----        ---         -----     -----        --
Lincoln
VIP SSgA
S&P 500
Index
2007  .      11.519    11.426        202        11.530    11.438        51
2008  .      11.426     7.066      1,422        11.438     7.077       158
---------    ------    ------      -----        ------    ------       ---
Lincoln
VIP SSgA
Small Cap
Index
2007  .       9.914     9.164        138         9.193     9.167        32
2008  .       9.164     5.958        651         9.167     5.962        77
---------    ------    ------      -----        ------    ------       ---
Lincoln
VIPT SSGA
Small/Mid
Cap 200
2008  .       9.253     7.235        202         9.073     7.237        14
---------    ------    ------      -----        ------    ------       ---
Lincoln
VIP T.
Rowe
Price
Growth
Stock
2007  .       9.964     9.942         62        10.206     9.945        11
2008  .       9.942     5.693        267         9.945     5.697        21
---------    ------    ------      -----        ------    ------       ---
Lincoln VIP T. Rowe Price Structured Mid-Cap Growth
2005  .      10.386    11.000         18        10.473    11.004         1*
2006  .      11.000    11.836         76        11.004    11.845         8
2007  .      11.836    13.236        137        11.845    13.254        10
2008  .      13.236     7.458        263        13.254     7.471        22
---------    ------    ------      -----        ------    ------       ---
Lincoln
VIP
Templeton
Growth
2007  .      10.006     9.813        797         9.974     9.816        41
2008  .       9.813     6.015      1,692         9.816     6.020       106
---------    ------    ------      -----        ------    ------       ---
Lincoln VIP UBS Global Asset Allocation
2005  .       9.983    10.599         59         N/A        N/A        N/A
2006  .      10.599    11.951        185        10.915    11.960       125
2007  .      11.951    12.517        339        11.960    12.533        80
2008  .      12.517     8.230        491        12.533     8.245       100
---------    ------    ------      -----        ------    ------       ---
Lincoln
VIP
Turner
Mid-Cap
Growth
2007  .      10.218    10.969        112        10.613    10.973        14
2008  .      10.969     5.475        284        10.973     5.479        24
---------    ------    ------      -----        ------    ------       ---
Lincoln
VIP
Wilshire
2010
Profile
2007  .       9.918    10.457          7         N/A        N/A        N/A
2008  .      10.457     7.834        135         8.552     7.841         1
---------    ------    ------      -----        ------    ------       ---
Lincoln
VIP
Wilshire
2020
Profile
2007  .      10.016    10.302         91        10.279    10.306         1*
2008  .      10.302     7.416        311        10.306     7.422         3
---------    ------    ------      -----        ------    ------       ---
Lincoln
VIP
Wilshire
2030
Profile
2007  .      10.279    10.409         31         N/A        N/A        N/A
2008  .      10.409     7.094        138        10.124     7.100        11
---------    ------    ------      -----        ------    ------       ---
Lincoln
VIP
Wilshire
2040
Profile
2007  .      10.188    10.234          2         N/A        N/A        N/A
2008  .      10.234     6.494         57         N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
Lincoln VIP Wilshire Aggressive Profile
2005  .      10.294    10.903         82        10.114    10.906        14
2006  .      10.903    12.512        458        10.906    12.522        65
2007  .      12.512    13.677        898        12.522    13.695        82
2008  .      13.677     8.017      1,014        13.695     8.031        85
---------    ------    ------      -----        ------    ------       ---
Lincoln VIP Wilshire Conservative Profile
2005  .      10.030    10.272        412        10.163    10.275         1
2006  .      10.272    11.059        655        10.275    11.067        37
2007  .      11.059    11.735      1,251        11.067    11.750        58
2008  .      11.735     9.423      2,085        11.750     9.440       174
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Lincoln VIP Wilshire Moderate Profile
2005  .      10.225    10.463         7         10.000    10.475        605
2006  .      10.463    11.492        26         10.475    11.528      1,315
2007  .      11.492    12.308        79         11.528    12.372      1,926
2008  .      12.308     8.852        82         12.372     8.916      2,680
---------    ------    ------        --         ------    ------      -----
Lincoln VIP Wilshire Moderately Aggressive Profile
2005  .      10.484    10.640         9         10.122    10.652        287
2006  .      10.640    11.904        99         10.652    11.941      1,404
2007  .      11.904    12.814       222         11.941    12.880      1,973
2008  .      12.814     8.363       211         12.880     8.423      2,508
---------    ------    ------       ---         ------    ------      -----
Lord Abbett All Value
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------      -----
MFS VIT Growth Series
2008  .       N/A        N/A        N/A          9.081     9.334          2
---------    ------    ------       ---         ------    ------      -----
MFS VIT Total Return Series
2005  .      12.647    12.751         6         12.384    12.510        183
2006  .      12.751    13.986        29         12.510    13.750        556
2007  .      13.986    14.284        32         13.750    14.071        790
2008  .      14.284    10.903        28         14.071    10.762        895
---------    ------    ------       ---         ------    ------      -----
MFS VIT Utilities Series
2005  .       9.460    10.836        11         12.763    14.649         62
2006  .      10.836    13.945        32         14.649    18.890        243
2007  .      13.945    17.479        55         18.890    23.725        476
2008  .      17.479    10.682        59         23.725    14.528        514
---------    ------    ------       ---         ------    ------      -----
Neuberger Berman AMT Mid-Cap Growth Portfolio
2005  .      11.983    13.394         2         12.063    13.510         40
2006  .      13.394    15.095         4         13.510    15.256        103
2007  .      15.095    18.175         3         15.256    18.406        145
2008  .      18.175    10.114         2         18.406    10.263        114
---------    ------    ------       ---         ------    ------      -----
Neuberger Berman AMT Regency Portfolio
2005  .      15.728    17.310         1         15.830    17.457         32
2006  .      17.310    18.909         1         17.457    19.108         82
2007  .      18.909    19.194         1         19.108    19.435         93
2008  .      19.194    10.219         1         19.435    10.368         79
---------    ------    ------       ---         ------    ------      -----
Oppenheimer Global Securities
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------      -----
Van Kampen Capital Growth
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Lincoln VIP Wilshire Moderate Profile
2005  .       9.991    10.490        899        10.346    10.493       205
2006  .      10.490    11.573      3,142        10.493    11.582       342
2007  .      11.573    12.452      6,102        11.582    12.468       521
2008  .      12.452     8.996      9,472        12.468     9.012       737
---------    ------    ------      -----        ------    ------       ---
Lincoln VIP Wilshire Moderately Aggressive Profile
2005  .       9.989    10.667        390        10.394    10.671        78
2006  .      10.667    11.988      2,369        10.671    11.998       191
2007  .      11.988    12.963      4,640        11.998    12.979       426
2008  .      12.963     8.498      7,465        12.979     8.513       733
---------    ------    ------      -----        ------    ------       ---
Lord
Abbett
All Value
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
MFS VIT
Growth
Series
2008  .       9.090     6.332         49         6.720     6.333         2
---------    ------    ------      -----        ------    ------       ---
MFS VIT Total Return Series
2005  .      10.015    10.144        386        10.050    10.146        22
2006  .      10.144    11.177      1,287        10.146    11.185        68
2007  .      11.177    11.467      1,803        11.185    11.481       129
2008  .      11.467     8.792      1,921        11.481     8.807       168
---------    ------    ------      -----        ------    ------       ---
MFS VIT Utilities Series
2005  .      10.074    11.078        183        10.416    11.082        12
2006  .      11.078    14.321        724        11.082    14.332        39
2007  .      14.321    18.032      1,510        14.332    18.055        88
2008  .      18.032    11.069      2,013        18.055    11.089       105
---------    ------    ------      -----        ------    ------       ---
Neuberger Berman AMT Mid-Cap Growth Portfolio
2005  .       9.965    11.215         90         9.965    11.218        10
2006  .      11.215    12.697        308        11.218    12.706        33
2007  .      12.697    15.356        408        12.706    15.375        47
2008  .      15.356     8.584        347        15.375     8.599        35
---------    ------    ------      -----        ------    ------       ---
Neuberger Berman AMT Regency Portfolio
2005  .      10.098    11.035        222        10.059    11.038        14
2006  .      11.035    12.109        426        11.038    12.118        34
2007  .      12.109    12.347        471        12.118    12.363        36
2008  .      12.347     6.603        407        12.363     6.615        23
---------    ------    ------      -----        ------    ------       ---
Oppenheimer Global Securities
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---
Van Kampen Capital Growth
2008  .       N/A        N/A        N/A          N/A        N/A        N/A
---------    ------    ------      -----        ------    ------       ---

*  All numbers less than 500 were rounded up to one.

(1) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust.

(2) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(3) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(4)Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

OVERVIEW OF LIVING BENEFIT RIDERS

We offer a number of optional living benefit riders that, for an additional fee, offer certain guarantees, if certain conditions are met. These living benefit riders are described briefly below. Please see the more detailed description in the prospectus discussion for each rider, as well as the Charges and Other Deductions section of the prospectus, for important information on the costs, restrictions, and availability of each rider. Please consult your registered representative as to whether any living benefit rider is appropriate for you based on factors such as your investment objectives, risk tolerance, liquidity needs, and time horizon. Not all riders or features are available in all states. Prior versions of these riders may have different features.

------------------------------------------------------------------------------------------------------------------------
                            LINCOLN SMARTSECURITY(R)       LINCOLN SMARTSECURITY(R)        LINCOLN LIFETIME INCOME(SM)
                           ADVANTAGE 5-YR. ELECTIVE        ADVANTAGE 1-YR. AUTOMATIC      ADVANTAGE (WITH OR WITHOUT
                                    STEP-UP                         STEP-UP                LINCOLN LIFETIME INCOME(SM)
                                                           (PRIOR VERSIONS MAY VARY)            ADVANTAGE PLUS)
------------------------------------------------------------------------------------------------------------------------
1. Overview               Designed to guarantee that      Designed to guarantee that      Designed to guarantee that
                          at least the entire amount      if you make your first          if you make your first
                          of your purchase payments       withdrawal on or after the      withdrawal on or after the
                          will be returned to you         date you reach age 65, you      date you reach age 59 1/2 (age
                          through periodic                are guaranteed income for       65 under Joint Life), you
                          withdrawals, regardless of      your life (and your             are guaranteed income for
                          the investment performance      spouse's, under Joint Life      your life (and your
                          of the contract.  (no           version),                       spouse's, under Joint Life
                          longer available for            even after the entire           version).
                          purchase on or after            amount of purchase payments
                          January 16, 2009)               has been returned to you        LINCOLN LIFETIME INCOME(SM)
                                                          through periodic                Advantage Plus is designed
                                                          withdrawals.  If lifetime       to guarantee that contract
                                                          withdrawals are not in          value will not be less than
                                                          effect, you may make            the initial purchase
                                                          periodic withdrawals of the     payment (or contract value
                                                          Guaranteed Amount.              on rider date) at the end
                                                                                          of a 7-year period if you
                                                                                          make no withdrawals and
                                                                                          cancel the LINCOLN LIFETIME
                                                                                          INCOME(SM) Advantage at that
                                                                                          time.
------------------------------------------------------------------------------------------------------------------------
2. Current Fee            0.65% of Guaranteed Amount        0.65% (Single Life) or        0.90% of Guaranteed Amount
                                                             0.80% (Joint Life) of            (1.05% with LINCOLN
                                                               Guaranteed Amount          LIFETIME INCOME(SM) Advantage
                                                                                                     Plus)
-------------------------------------------------------------------------------------------------------------------------
3. Guaranteed             0.95% of Guaranteed Amount      1.50% of Guaranteed Amount      1.50% of Guaranteed Amount
   Maximum Fee
-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                          I4LIFE(R) ADVANTAGE                4LATER(R) ADVANTAGE            1)  4LATER(R) ADVANTAGE
                                                                                            GUARANTEED INCOME BENEFIT
                                                                                            2)  I4LIFE(R) ADVANTAGE
                                                                                            GUARANTEED INCOME BENEFIT
                                                                                           (VERSION 3) (PRIOR VERSIONS
                                                                                                   MAY VARY)
                                                                                            3)  GUARANTEED INCOME
                                                                                            BENEFIT FOR PURCHASERS OF
                                                                                           LINCOLN LIFETIME INCOME(SM)
                                                                                                    ADVANTAGE
------------------------------------------------------------------------------------------------------------------------
1. Overview               Designed to provide an          Designed to guarantee today     Designed to use the Income
                          income program that             a future minimum payout         Base established under
                          combines variable lifetime      floor for i4LIFE(R) Advantage   4LATER(R) Advantage (if
                          income payments and a death     regular income payments,        4LATER(R) Advantage
                          benefit with the ability to     regardless of investment        Guaranteed Income Benefit
                          make withdrawals during a       performance, by providing       is elected) or the Account
                          defined period.                 an Income Base during the       Value* established under
                                                          accumulation period that        i4LIFE(R) Advantage (if
                                                          can be used to establish in     i4LIFE(R) Advantage
                                                          the future a Guaranteed         Guaranteed Income Benefit
                                                          Income Benefit with i4LIFE(R)   is elected) or the
                                                          Advantage.                      Guaranteed Amount under
                                                                                          LINCOLN LIFETIME INCOME(SM)
                                                                                          Advantage (for prior
                                                                                          purchasers of LINCOLN
                                                                                          LIFETIME INCOME(SM) ) to
                                                                                          provide a minimum payout
                                                                                          floor for i4LIFE(R) Advantage
                                                                                          regular income payments,
                                                                                          regardless of investment
                                                                                          performance.

                                                                                          * Can instead use the
                                                                                          remaining Guaranteed Amount
                                                                                          under LINCOLN
                                                                                          SMARTSECURITY(R) Advantage
------------------------------------------------------------------------------------------------------------------------

2. Current Fee            Varies based on product and        0.65% of Income Base         1) 0.65% added to the i4LIFE(R)
                             death benefit option                                         Advantage charge
                              (assessed as a % of                                         (4LATER(R) Advantage
                            account value, and only                                       Guaranteed Income Benefit)
                             during annuity payout                                        2) 0.50% added to the i4LIFE(R)
                                    phase)                                                Advantage charge (i4LIFE(R)
                                                                                          Advantage Guaranteed Income
                                                                                          Benefit) (assessed as a % of
                                                                                          account value, and only during
                                                                                          annuity payout phase
------------------------------------------------------------------------------------------------------------------------
3. Guaranteed                 Same as current fee            1.50% of Income Base          1.50% added to the i4LIFE(R)
   Maximum Fee                                                                                Advantage charge
                                                                                          (assessed as a % of account
                                                                                             value, and only during
                                                                                             annuity payout phase)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                            LINCOLN SMARTSECURITY(R)        LINCOLN SMARTSECURITY(R)       LINCOLN LIFETIME INCOME(SM)
                           ADVANTAGE 5-YR. ELECTIVE         ADVANTAGE 1-YR. AUTOMATIC    ADVANTAGE (WITH OR WITHOUT
                                    STEP-UP                          STEP-UP              LINCOLN LIFETIME INCOME(SM)
                                                            (PRIOR VERSIONS MAY VARY)          ADVANTAGE PLUS)
------------------------------------------------------------------------------------------------------------------------
4. Withdrawals                 Yes - 7% annually                Yes - 5% annually               Yes - 5% annually
   Permitted                                                                             Withdrawals negate LINCOLN
                                                                                      LIFETIME INCOME(SM) Advantage
                                                                                                    Plus
------------------------------------------------------------------------------------------------------------------------
5. Payments                           No                   Yes (if conditions are met)   Yes (if conditions are met)
   for Life
------------------------------------------------------------------------------------------------------------------------
6. Potential                    Purchase Payments              Purchase Payments               Purchase Payments
   Increases to              Optional 5-Year Step-Ups      Automatic Annual Step-Ups            5% Enhancements
   Guaranteed Amount,         (if conditions are met)       (if conditions are met)          Automatic Annual Step-Ups
   Income Base, or                                                                                 200% Step-Up
   Guaranteed Income                                                                          (if conditions are met)
   Benefit (as
   applicable)
------------------------------------------------------------------------------------------------------------------------
7. Investment                 Option 3 (different              Option 3 (different              Option 3 (different
   Requirements            Investment Requirements may     Investment Requirements may       Investment Requirements may
                            apply depending upon date       apply depending upon date        apply depending upon date
                                of purchase.  See               of purchase.  See                of purchase.  See
                            Investment Requirements         Investment Requirements           Investment Requirements
                            section of prospectus for      section of prospectus for        section of prospectus for
                                 more details)                   more details)                     more details)
------------------------------------------------------------------------------------------------------------------------
8. Ability to                        Yes                    Yes, after the first rider        Yes-may impact the charge
   Make Additional                                          anniversary, if cumulative
   Purchase                                                 payments are over $100,000
   Payments if Contract                                       and prior Home Office
   Value is greater than                                      approval is provided
   zero
------------------------------------------------------------------------------------------------------------------------
9. Spousal                          Yes                              Yes                               No
   Continuation
------------------------------------------------------------------------------------------------------------------------
10. Ability to                Yes, after 5 years               Yes, after 5 years                 Yes, after 7 Years
    Cancel Rider             following the later of           following the later of
                            rider effective date or          rider effective date or
                            contractowner-elected step-     contractowner-elected step-
                                      up                              up
------------------------------------------------------------------------------------------------------------------------

11. Nursing                           No                              No                               Yes
    Home Benefit
------------------------------------------------------------------------------------------------------------------------
12. May Elect                         No                              No                               No
    Other Living Benefit
    Riders
------------------------------------------------------------------------------------------------------------------------


                             I4LIFE(R) ADVANTAGE             4LATER(R) ADVANTAGE          1)  4LATER(R) ADVANTAGE
                                                                                         GUARANTEED INCOME BENEFIT
                                                                                          2)  I4LIFE(R) ADVANTAGE
                                                                                         GUARANTEED INCOME BENEFIT
                                                                                        (VERSION 3) (PRIOR VERSIONS
                                                                                                  MAY VARY)
                                                                                           3)  GUARANTEED INCOME
                                                                                          BENEFIT FOR PURCHASERS OF
                                                                                         LINCOLN LIFETIME INCOME(SM)
                                                                                                  ADVANTAGE
------------------------------------------------------------------------------------------------------------------------
4. Withdrawals            Yes, during Access Period       Yes, only after you elect                   No
   Permitted                                                i4LIFE(R) Advantage


------------------------------------------------------------------------------------------------------------------------
5. Payments               Yes (if conditions are met)     If elect i4LIFE(R)Advantage        Yes (if conditions are met)
   for Life
------------------------------------------------------------------------------------------------------------------------
6. Potential                         N/A                     Purchase Payments                Automatic Annual Step-Ups
   Increases to                                           15% Enhancements (every 3           Prior versions will have
   Guaranteed Amount,                                             years)                          different Step-Up
   Income Base, or                                                                                  provisions
   Guaranteed Income                                     Resets to contract value
   Benefit (as
   applicable)                                            (if conditions are met)              (if conditions are met)
------------------------------------------------------------------------------------------------------------------------
7. Investment                       None                    Option 3 (different                    Option 3 (different
   Requirements                                         Investment Requirements may          Investment Requirements may
                                                         apply depending upon date            apply depending upon date
                                                             of purchase.  See                     of purchase.  See
                                                          Investment Requirements               Investment Requirements
                                                         section of prospectus for             section of prospectus for
                                                               more details)                        more details)
------------------------------------------------------------------------------------------------------------------------
8. Ability to               No (non-qualified                      Yes                                    No
   Make Additional                 contracts)
   Purchase
   Payments if              Yes, during Access Period,
   Contract Value           unless 4LATER(R) Advantage
   is greater than          Guaranteed Income Benefit
   zero                       or i4LIFE(R) Advantage
                            Guaranteed Income Benefit
                                 has been elected
                              (qualified contracts)
------------------------------------------------------------------------------------------------------------------------
9. Spousal                            No                   Yes (prior to Periodic                        No
   Continuation                                          Income Commencement Date)
------------------------------------------------------------------------------------------------------------------------
10. Ability to               No (non-qualified            Yes, after 3 years                     Yes, after 3 years
    Cancel Rider                contracts)              following the later of                 following the later of
                                                        rider effective date or               rider effective date or
                             Yes, at any time              most recent Reset                    most recent Reset (if
                           (qualified contracts)                                                 4LATER(R) Advantage
                                                                                             Guaranteed Income Benefit
                                                                                            is elected or purchasers of
                                                                                             LINCOLN LIFETIME INCOME(SM)
                                                                                                Advantage elect the
                                                                                             Guaranteed Income Benefit)
                                                                                                Yes, at any time (if
                                                                                                 i4LIFE(R) Advantage
                                                                                             Guaranteed Income Benefit
                                                                                                     is elected)
------------------------------------------------------------------------------------------------------------------------
11. Nursing                           No                           No                                    No
    Home Benefit
------------------------------------------------------------------------------------------------------------------------
12. May Elect               Limited to Guaranteed         No (prior to Periodic                  Limited to i4LIFE(R)
    Other Living Benefit       Income Benefit           Income Commencement Date)                    Advantage
    Riders
------------------------------------------------------------------------------------------------------------------------


                                    SAI 3

Lincoln ChoicePlus AssuranceSM (B Share)
Lincoln Life Variable Annuity Account N   (Registrant)

The Lincoln National Life Insurance Company   (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlus AssuranceSM (B Share) prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2009. You may obtain a copy of the Lincoln ChoicePlus AssuranceSM (B Share) prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583.



Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Capital Markets                                 B-5
Advertising & Ratings                           B-6
More About the S&P 500 Index                    B-6
Additional Services                             B-6
Other Information                               B-7
Financial Statements                            B-7

This SAI is not a prospectus.
The date of this SAI is May 1, 2009.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm
The financial statements of the VAA and the consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter
Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation, our affiliate. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. Lincoln Life (prior to May 1, 2007) and LFD (on or after May 1, 2007) acting as Principal Underwriter paid, $162,288,944, $223,104,195, and $220,940,772 to LFA and Selling Firms in 2006, 2007 and 2008, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the interest adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the interest adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The interest adjustment may be referred to as a market value adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%



         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION



                                               (3)
                (1)       (2)                  Adjusted   (4)       (5)          (6)         (7)
                Annuity   1 + Interest         Annuity    Minimum   Greater of   Surrender   Surrender
Contract Year   Value     Adjustment Formula   Value      Value     (3) & (4)    Charge      Value
--------------- --------- -------------------- ---------- --------- ------------ ----------- ----------
  1............ $51,710        0.962268        $49,759    $50,710   $50,710      $4,250      $46,460
  2............ $53,480        0.985646        $52,712    $51,431   $52,712      $4,250      $48,462
  3............ $55,312        1.000000        $55,312    $52,162   $55,312      $4,000      $51,312
  4............ $57,208        1.009756        $57,766    $52,905   $57,766      $3,500      $54,266
  5............ $59,170           N/A          $59,170    $53,658   $59,170      $3,000      $56,170

                           ANNUITY VALUE CALCULATION



                   BOY*                              Annual        EOY**
                   Annuity       Guaranteed          Account       Annuity
Contract Year      Value         Interest Rate       Fee           Value
------------------ ---------     ---------------     ---------     ----------
   1...............$50,000   x       1.035       -   $40       =   $51,710
   2...............$51,710   x       1.035       -   $40       =   $53,480
   3...............$53,480   x       1.035       -   $40       =   $55,312
   4...............$55,312   x       1.035       -   $40       =   $57,208
   5...............$57,208   x       1.035       -   $40       =   $59,170

                         SURRENDER CHARGE CALCULATION



                   Surrender
                   Charge                       Surrender
Contract Year      Factor         Deposit       Charge
------------------ ----------     ---------     ----------
   1...............     8.5%  x   $50,000   =   $4,250
   2...............     8.5%  x   $50,000   =   $4,250
   3...............     8.0%  x   $50,000   =   $4,000
   4...............     7.0%  x   $50,000   =   $3,500
   5...............     6.0%  x   $50,000   =   $3,000

                       1 + INTEREST ADJUSTMENT FORMULA CALCULATION



Contract Year       Index A      Index B      Adj Index B      N        Result
----------------    ---------    ---------    -------------    -----    ---------
  1.............     3.50%        4.00%          4.50%          4       0.962268
  2.............     3.50%        3.50%          4.00%          3       0.985646
  3.............     3.50%        3.00%          3.50%          2       1.000000
  4.............     3.50%        2.00%          2.50%          1       1.009756
  5.............     3.50%         N/A            N/A          N/A         N/A

                           MINIMUM VALUE CALCULATION



                                  Minimum             Annual
                                  Guaranteed          Account       Minimum
Contract Year                     Interest Rate       Fee           Value
------------------                ---------------     ---------     ----------
   1...............$50,000    x       1.015       -   $40       =   $50,710
   2...............$50,710    x       1.015       -   $40       =   $51,431
   3...............$51,431    x       1.015       -   $40       =   $52,162
   4...............$52,162    x       1.015       -   $40       =   $52,905
   5...............$52,905    x       1.015       -   $40       =   $53,658

                               * BOY = beginning of year

                                          ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.


         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               15-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,813.44              $10,004.94

A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,732.10 with the 15-year access period and $9,004.45 with the 30-year access period.

At the end of the 15-year access period, the remaining account value of $135,003.88 (assuming no withdrawals) will be used to continue the $10,813.44 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

Beginning in 2008 and continuing as of the date of this prospectus, the capital and credit markets have experienced an unusually high degree of volatility. As a result, the market for fixed income securities has experienced illiquidity, increased price volatility, credit downgrade events and increased expected probability of default. Securities that are less liquid are more difficult to value and may be hard to sell, if desired. During this time period, domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers (such as our company) that have exposure to the real estate, mortgage and credit markets particularly affected.

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which itself is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.


Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Nationally recognized rating agencies rate the financial strength of our Company. The ratings do not imply approval of the product and do not refer to the performance of the product, or to the VAA, including underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. In late September and early October of 2008, A.M. Best Company, Fitch, Moody's and Standard & Poor's each revised their outlook for the U.S. life insurance sector from stable to negative. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.


More About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;

 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Contingent deferred sales charges.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.


Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable subaccount transfers executed outside of the portfolio rebalancing program will terminate the portfolio rebalancing program. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable subaccount may also cause termination of the portfolio rebalancing program. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements
The December 31, 2008 financial statements of the VAA and the December 31, 2008 consolidated financial statements of Lincoln Life appear on the following pages.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2008 AND 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company and its subsidiaries (the Company) as of December 31, 2008 and 2007, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company and its subsidiaries at December 31, 2008 and 2007, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2007 the Company changed its method of accounting for deferred acquisition costs in connection with modifications or exchanges of insurance contracts as well as its method of accounting for uncertainty in income taxes.

/s/ Ernst & Young, LLP

Philadelphia, Pennsylvania
March 18, 2009

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)

                                                                           AS OF DECEMBER 31,
                                                                          -------------------
                                                                            2008       2007
                                                                          --------   --------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
      Fixed maturity (amortized cost: 2008 -- $52,558; 2007 -- $53,250)   $ 46,489   $ 53,405
      Equity (cost: 2008 -- $187; 2007 -- $132)                                139        134
   Trading securities                                                        2,189      2,533
   Mortgage loans on real estate                                             7,396      7,117
   Real estate                                                                 119        258
   Policy loans                                                              2,887      2,848
   Derivative investments                                                       60        172
   Other investments                                                           948        986
                                                                          --------   --------
         Total investments                                                  60,227     67,453
Cash and invested cash                                                       2,116        975
Deferred acquisition costs and value of business acquired                   11,184      8,574
Premiums and fees receivable                                                   445        382
Accrued investment income                                                      782        801
Reinsurance recoverables                                                    11,334      7,779
Reinsurance related derivative assets                                          167         --
Goodwill                                                                     3,520      3,539
Other assets                                                                 3,509      2,451
Separate account assets                                                     55,655     82,263
                                                                          --------   --------
         Total assets                                                     $148,939   $174,217
                                                                          ========   ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
Future contract benefits                                                  $ 17,054   $ 13,619
Other contract holder funds                                                 59,441     58,168
Short-term debt                                                                  4        173
Long-term debt                                                               2,080      1,675
Reinsurance related derivative liability                                        --        102
Funds withheld reinsurance liabilities                                       2,243      1,862
Deferred gain on business sold through reinsurance                             542        696
Payables for collateral under securities loaned and derivatives                880      1,135
Other liabilities                                                            1,382      2,083
Separate account liabilities                                                55,655     82,263
                                                                          --------   --------
         Total liabilities                                                 139,281    161,776
                                                                          --------   --------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 14)
STOCKHOLDER'S EQUITY:
Common stock -- 10,000,000 shares, authorized, issued and outstanding        9,132      9,105
Retained earnings                                                            3,135      3,283
Accumulated other comprehensive income (loss)                               (2,609)        53
                                                                          --------   --------
         Total stockholder's equity                                          9,658     12,441
                                                                          --------   --------
         Total liabilities and stockholder's equity                       $148,939   $174,217
                                                                          ========   ========

       See accompanying Notes to the Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF INCOME
(IN MILLIONS)

                                                                        FOR THE YEARS ENDED
                                                                           DECEMBER 31,
                                                                     ------------------------
                                                                      2008     2007     2006
                                                                     ------   ------   ------
REVENUES:
Insurance premiums                                                   $1,835   $1,664   $1,174
Insurance fees                                                        2,980    2,930    2,400
Net investment income                                                 3,975    4,181    3,805
Realized loss                                                          (831)    (127)     (35)
Amortization of deferred gain on business sold through reinsurance       76       83       76
Other revenues and fees                                                 273      323      289
                                                                     ------   ------   ------
   Total revenues                                                     8,308    9,054    7,709
                                                                     ------   ------   ------
BENEFITS AND EXPENSES:
Interest credited                                                     2,438    2,379    2,175
Benefits                                                              2,645    2,330    1,758
Underwriting, acquisition, insurance and other expenses               2,954    2,520    2,073
Interest and debt expense                                                85       82       82
                                                                     ------   ------   ------
   Total benefits and expenses                                        8,122    7,311    6,088
                                                                     ------   ------   ------
Income before taxes                                                     186    1,743    1,621
Federal income tax expense (benefit)                                    (68)     504      460
                                                                     ------   ------   ------
      Net income                                                     $  254   $1,239   $1,161
                                                                     ======   ======   ======

       See accompanying Notes to the Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                   FOR THE YEARS ENDED
                                                                       DECEMBER 31,
                                                               ---------------------------
                                                                 2008      2007      2006
                                                               -------   -------   -------
COMMON STOCK:
Balance at beginning-of-year                                   $ 9,105   $ 9,088   $ 2,125
Lincoln National Corporation purchase price                         --        (9)    6,932
Stock compensation                                                  27        26        31
                                                               -------   -------   -------
   Balance at end-of-year                                        9,132     9,105     9,088
                                                               -------   -------   -------
RETAINED EARNINGS:
Balance at beginning-of-year                                     3,283     3,341     2,748
Cumulative effect of adoption of SOP 05-1                           --       (41)       --
Cumulative effect of adoption of FIN 48                             --       (14)       --
Comprehensive income (loss)                                     (2,408)      876     1,124
Less other comprehensive income (loss), net of tax:             (2,662)     (363)      (37)
                                                               -------   -------   -------
   Net Income                                                      254     1,239     1,161
Dividends declared                                                (402)   (1,242)     (568)
                                                               -------   -------   -------
   Balance at end-of-year                                        3,135     3,283     3,341
                                                               -------   -------   -------
NET UNREALIZED GAIN (LOSS) ON AVAILABLE-FOR-SALE SECURITIES:
Balance at beginning-of-year                                        76       421       452
Change during the year                                          (2,638)     (345)      (31)
                                                               -------   -------   -------
   Balance at end-of-year                                       (2,562)       76       421
                                                               -------   -------   -------
NET UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS:
Balance at beginning-of-year                                       (19)       (9)        7
Change during the year                                               4       (10)      (16)
                                                               -------   -------   -------
   Balance at end-of-year                                          (15)      (19)       (9)
                                                               -------   -------   -------
MINIMUM PENSION LIABILITY ADJUSTMENT:
Balance at beginning-of-year                                        --        --        (6)
Change during the year                                              --        --         6
                                                               -------   -------   -------
   Balance at end-of-year                                           --        --        --
                                                               -------   -------   -------
FUNDED STATUS OF EMPLOYEE BENEFIT PLANS:
Balance at beginning-of-year                                        (4)        4        --
Change during the year                                             (28)       (8)        4
                                                               -------   -------   -------
   Balance at end-of-year                                          (32)       (4)        4
                                                               -------   -------   -------
      Total stockholder's equity at end-of-year                $ 9,658   $12,441   $12,845
                                                               =======   =======   =======

       See accompanying Notes to the Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                             FOR THE YEARS ENDED
                                                                                 DECEMBER 31,
                                                                         ---------------------------
                                                                           2008      2007      2006
                                                                         -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                               $   254   $ 1,239   $ 1,161
Adjustments to reconcile net income to net cash provided by operating activities:
   Deferred acquisition costs, value of business acquired,
      deferred sales inducements and deferred front
      end loads deferrals and interest, net of amortization                 (244)     (916)     (664)
   Trading securities purchases, sales and maturities, net                   177       316       165
   Change in premiums and fees receivable                                    (61)      (88)       (3)
   Change in accrued investment income                                        19        13        21
   Change in future contract benefits                                      4,169       526       109
   Change in other contract holder funds                                     (71)      453       741
   Change in funds withheld reinsurance liability and reinsurance
      recoverables                                                        (3,618)     (493)      304
   Change in federal income tax accruals                                     (45)      310       150
   Realized loss                                                             831       127        35
   Amortization of deferred gain on business sold through reinsurance        (76)      (83)      (76)
   Stock-based compensation expense                                           19        26        31
   Other                                                                     (31)     (160)   (1,055)
                                                                         -------   -------   -------
      Net cash provided by operating activities                            1,323     1,270       919
                                                                         -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of available-for-sale securities                               (5,776)   (8,606)   (9,323)
Sales of available-for-sale securities                                     1,506     3,453     5,328
Maturities of available-for-sale securities                                3,732     4,087     3,326
Purchases of other investments                                            (1,163)   (2,018)     (696)
Sales or maturities of other investments                                     907     1,880       585
Increase (decrease) in payables for collateral under securities
   loaned and derivatives                                                   (255)     (369)      538
Purchase of Jefferson-Pilot stock, net of cash acquired of $39                --        --       154
Other                                                                       (117)      (84)       58
                                                                         -------   -------   -------
      Net cash used in investing activities                               (1,166)   (1,657)      (30)
                                                                         -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of long-term debt                                                   250       375       140
Issuance (decrease) in commercial paper                                      (14)       13       (13)
Deposits of fixed account values, including the fixed portion of
   variable                                                                9,806     9,481     7,444
Withdrawals of fixed account values, including the fixed portion
   of variable                                                            (5,910)   (6,645)   (6,660)
Transfers to and from separate accounts, net                              (2,204)   (2,448)   (1,821)
Payment of funding agreements                                               (550)       --        --
Common stock issued for benefit plans and excess tax benefits                  8        --        --
Dividends paid to stockholder                                               (402)     (787)     (568)
                                                                         -------   -------   -------
      Net provided by (used in) financing activities                         984       (11)   (1,478)
                                                                         -------   -------   -------
         Net increase (decrease) in cash and invested cash                 1,141      (398)     (589)
         Cash and invested cash at beginning-of-year                         975     1,373     1,962
                                                                         -------   -------   -------
            Cash and invested cash at end-of-period                      $ 2,116   $   975   $ 1,373
                                                                         =======   =======   =======

       See accompanying Notes to the Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States of America ("U.S.") and several U.S. territories, see Note 23.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

On February 15, 2007, the North Carolina Department of Insurance approved the merger of Jefferson-Pilot Life Insurance Company ("JPL") into LNL with LNL being the survivor and Jefferson Pilot LifeAmerica Insurance Company ("JPLA") into LLANY, with JPLA being the survivor. JPLA then changed its name to LLANY. The effective date of these transactions was April 2, 2007. On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, First Penn-Pacific Life Insurance Company ("FPP"), to LNC. On July 2, 2007, the Nebraska Insurance Department approved the merger of Jefferson Pilot Financial Insurance Company ("JPFIC"), formerly a wholly-owned subsidiary of Jefferson-Pilot, into LNL.

Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combination" ("SFAS 141"), excludes transfers of net assets or exchanges of shares between entities under common control, and notes that certain provisions under Accounting Principles Board ("APB") Opinion No. 16, "Business Combinations," provide a source of guidance for such transactions. In accordance with APB Opinion No. 16, the consolidated financial statements are presented as if on April 3, 2006, LNL completed the merger with JPL, JPLA and JPFIC, and has included the results of operations and financial condition of JPL, JPLA and JPFIC in our consolidated financial statements beginning on April 3, 2006, in a manner similar to a pooling-of-interests. The consolidated financial statements for the period from January 1, 2006 through April 2, 2006 exclude the results of operations and financial condition of JPL, JPLA and JPFIC. The consolidated financial statements include the results of operations and financial condition of FPP from January 1, 2007 through May 3, 2007 and for the year ended December 31, 2006. FPP's results subsequent to May 3, 2007 are excluded from these consolidated financial statements.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 21 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

For the two years ended December 31, 2007, we have reclassified the results of certain derivatives and embedded derivatives to realized gain (loss), which were previously reported within insurance fees, net investment income, interest credited or benefits on our Consolidated Statements of Income. The associated amortization expense of deferred acquisition costs ("DAC") and value of business acquired ("VOBA") (previously reported within underwriting, acquisition, insurance and other expenses), deferred sales inducements ("DSI") (previously reported within interest credited), deferred front-end loads ("DFEL") (previously reported within insurance fees) and changes in contract holder funds (previously reported within benefits) have also been reclassified to realized gain (loss) on our Consolidated Statements of Income. The detail of the reclassifications (in millions) from what was previously reported in prior period Consolidated Statements of Income (in millions) was as follows:

                                            FOR THE YEARS
                                          ENDED DECEMBER, 31
                                          -------------------
                                               2007   2006
                                              -----   ----
Realized loss, as previously reported         $(112)  $ (2)
Effect of reclassifications to:
   Insurance fees                                64     39
   Net investment income                         (5)    62
   Interest credited                            (19)   (66)
   Benefits                                    (103)   (55)
   Underwriting, acquisition, insurance
      and other expenses                         48    (13)
                                              -----   ----
      Realized loss, as adjusted              $(127)  $(35)
                                              =====   ====

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method. The carrying value of our investments that we account for using the equity method on our Consolidated Balance Sheets and equity in earnings on our Consolidated Statements of Income is not material. All material inter-company accounts and transactions have been eliminated in consolidation. See Note 4 for additional discussion on our VIEs.

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, DAC, VOBA, goodwill, future contract benefits, other contract holder funds (including DFEL), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

For all business combination transactions initiated after June 30, 2001, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

AVAILABLE-FOR-SALE SECURITIES

Securities classified as available-for-sale consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included as a separate component of accumulated other comprehensive income ("OCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as available-for-sale based on assumptions used by market participants in pricing the security. Pursuant to SFAS No. 157, we have categorized these securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in "SFAS NO. 157 - FAIR VALUE MEASUREMENTS" in Note 2. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include: third party pricing services, independent broker quotations or pricing matrices. We use observable and unobservable inputs to our valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales, and discussions with senior business leaders and brokers as well as observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning: the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

We do not adjust prices received from third parties; however, we analyze the third party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy. See Note 2 "STATEMENT OF FINANCIAL ACCOUNTING STANDARDS ("SFAS") NO. 157 ("SFAS 157") - FAIR VALUE MEASUREMENTS" for more information regarding the fair value hierarchy.

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on the sale of investments are determined using the specific identification method.

We regularly review available-for-sale securities for declines in fair value that we determine to be other-than-temporary. The cost basis of securities that are determined to be other-than-temporarily impaired is written down to current fair value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income. A write-down for impairment can be recognized for both credit-related events and for a decline in fair value due to changes in interest rates. Once a security is written down to fair value through net income, any subsequent recovery of fair value cannot be recognized in net income until the security is sold. However, in the event that the security is written down due to an interest-rate related impairment, a recovery in value is accreted through investment income over the life of the security. In evaluating whether a decline in value is other-than-temporary, we consider several factors including, but not limited to: the severity (generally if greater than 20%) and duration (generally if greater than six months) of the decline; our ability and intent to hold the security for a sufficient period of time to allow for a recovery in value; the cause of the decline; and fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer.

TRADING SECURITIES

Trading securities consist of fixed maturity and equity securities in designated portfolios, which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value, offset by corresponding changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in net investment income on our Consolidated Statements of Income as they occur. The fair value for our trading securities is determined in the same manner as our securities classified as available-for-sale discussed in "AVAILABLE-FOR-SALE SECURITIES" above. For discussion of how the fair value of our embedded derivatives is determined see "DERIVATIVE INSTRUMENTS" below.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES

For asset-backed and mortgage-backed securities, included in the trading and available-for-sale fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the effective yield is recalculated prospectively to reflect actual payments to date plus anticipated future payments. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Income.

SECURITIES LENDING

Securities loaned are treated as collateralized financing transactions, and a liability is recorded equal to the cash collateral received, which is typically greater than the market value of the related securities loaned. This liability is included within payables for collateral under securities loaned and derivatives on our Consolidated Balance Sheets. Our pledged securities are included in fixed maturities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash equivalents, short-term investments or fixed maturity securities. Income and expense associated with these transactions are recorded as investment income and investment expense within net investment income on our Consolidated Statements of Income.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements are treated as collateralized financing transactions, and a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral under securities loaned and derivatives on our Consolidated Balance Sheets. Our pledged securities are included in fixed maturities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity securities. Income and expense associated with these transactions are recorded as investment income and investment expense within net investment income on our Consolidated Statements of Income.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price, or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. We do not accrue interest on impaired loans and loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Income when received, depending on the assessment of the collectibility of the loan. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE

Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment.

Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Income. The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income. Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. Pursuant to SFAS No. 157, we have categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in "SFAS NO. 157 - FAIR VALUE MEASUREMENTS" in Note 2. The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign subsidiary.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments but that are economic hedges, the gain or loss is recognized in net income within realized gain (loss) during the period of change.

The Company purchases and issues financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in realized gain (loss) on our Consolidated Statements of Income. See
Note 6 for additional discussion of our derivative instruments.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair value of the derivative.

We do not adjust prices received from third parties. However, we do analyze the third party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate hierarchy levels described in Note 2 "SFAS 157 - FAIR VALUE MEASUREMENTS."

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring UL insurance, VUL insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e. DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Consolidated Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97"); and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). For all SFAS 97 and SFAS 60 contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends. Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. DSI is expensed in interest credited on our Consolidated Statements of Income. The amortization of DFEL is reported within insurance fees on our Consolidated Statements of Income.

Under SFAS 97, acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 30 years, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

All SFAS 60 contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization under SFAS 60 for fixed and variable payout annuities.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on debt securities classified as available-for-sale and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Income reflecting the incremental impact of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

On a quarterly basis, we may record an adjustment to the amounts included on our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenues or expenses for the impact of the difference between the estimates of future gross profits used in the prior quarter and the emergence of actual and updated estimates of future gross profits in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for annuity and life insurance products with certain guarantees. These assumptions include investment margins, mortality, retention and rider utilization. Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL are adjusted with an offsetting benefit or charge to revenues or amortization expense to reflect such change ("prospective unlocking"). The distinction between these two types of unlocking is that retrospective unlocking is driven by the emerging experience period-over-period, while prospective unlocking is driven by changes in assumptions or projection models related to estimated future gross profits.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income, respectively, because there is a right of offset explicit in the reinsurance agreements. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price over the fair value of net assets acquired as goodwill. Under SFAS No. 142, "Goodwill and Other Intangible Assets," ("SFAS 142") goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. SFAS 142 requires that we perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by allocating the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Consolidated Statements of Income.

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

Specifically identifiable intangible assets, net of accumulated amortization, are reported in other assets on our Consolidated Balance Sheets. The carrying values of specifically identifiable intangible assets are reviewed periodically for indicators of impairment in value, including unexpected or adverse changes in the following: the economic or competitive environments in which the Company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Income.

Sales force intangibles are attributable to the value of the distribution system acquired in the Insurance Solutions - Life Insurance segment. These assets are amortized on a straight-line basis over their useful life of 25 years.

OTHER LONG-LIVED ASSETS

Property and equipment owned for company use is included in other assets on our Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 11 for additional information regarding arrangements with contractual guarantees.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.00% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.00% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing guaranteed death benefit ("GDB") features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.

UL and VUL products with secondary guarantees represented approximately 35% of permanent life insurance in force as of

December 31, 2008, and approximately 71% of sales for these products in 2008. Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value. The fair values for the GLB contracts are based on their approximate surrender values. Our LINCOLN SMARTSECURITY(R) Advantage guaranteed withdrawal benefit ("GWB") feature, GIB and 4LATER(R) features have elements of both insurance benefits accounted for under Statement of Position ("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1") and embedded derivatives accounted for under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") and SFAS 157. We weight these features and their associated reserves accordingly based on their hybrid nature. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. We classify these items in level 3 within the hierarchy levels described in "SFAS NO. 157 - FAIR VALUE MEASUREMENTS" in Note 2.

BORROWED FUNDS

LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years, in accordance with the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("SFAS 113"). In addition, for the deferred loss on the reinsurance ceded to LNBAR we are recognizing it over 30 years.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Consolidated Statements of Income. These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Income.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

REALIZED GAIN (LOSS)

Realized gain (loss) on our Consolidated Statements of Income includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities on Modco and CFW reinsurance arrangements. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES AND FEES

Other revenues and fees primarily consist of amounts earned by our retail distributor, LFA, from sales of third party insurance and investment products. Such revenue is recorded as earned at the time of sale.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2006 through 2008 ranged from 3.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Pursuant to the accounting rules for our obligations to employees under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 18 for additional information.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. See Note 20 for additional information.

INTEREST AND DEBT EXPENSES

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, costs or hedges are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 7 for additional information.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

SOP 05-1 -- ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS

In September 2005, the American Institute of Certified Public Accountants issued SOP 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"), which provides guidance on accounting for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS 97. An internal replacement, defined by SOP 05-1, is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. Contract modifications that result in a substantially unchanged contract are accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract are accounted for as an extinguishment of the replaced contract. Unamortized DAC, VOBA, DFEL and DSI from the replaced contract must be written off. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. We adopted SOP 05-1 effective January 1, 2007, by recording decreases to total assets of $69 million, total liabilities of $28 million and retained earnings of $41 million on our Consolidated Balance Sheets. In addition, the adoption of SOP 05-1 resulted in an approximately $17 million increase to underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income for the year ended December 31, 2007, which was attributable to changes in DAC and VOBA deferrals and amortization.

FASB STAFF POSITION FAS 115-1 AND FAS 124-1 -- THE MEANING OF
OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS

In November 2005, the FASB issued FASB Staff Position ("FSP") Nos. SFAS 115-1 and SFAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullified the accounting and measurement provisions of Emerging Issues Task Force ("EITF") No. 03-1 - "The Meaning of Other-Than-Temporary Impairments and Its Application to Certain Investments" and superseded EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." Under the impairment model in FSP 115-1, any security in an unrealized loss position is considered impaired. An evaluation is made to determine whether the impairment is other-than-temporary based on existing accounting guidance. If an impairment is considered other-than-temporary, a realized loss is recognized to write the security's cost or amortized cost basis down to fair value. The fair value of the security on the measurement date of the other-than-temporary impairment becomes the new cost basis for the security, which may not be adjusted for subsequent recoveries in fair value. Subsequent to the recognition of an interest-related other-than-temporary impairment for debt securities, the resulting discount, or reduction to the premium, is amortized over the remaining life of the debt security, prospectively, based on the amount and timing of the estimated future cash flows of the debt security. We adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on our consolidated financial condition or results of operations.

SFAS NO. 155 -- ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation.

In December 2006, the FASB issued Derivative Implementation Group ("DIG") Statement 133 Implementation Issue No. B40, "Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets" ("DIG B40"). Because SFAS 155 eliminated the interim guidance related to securitized financial assets, DIG B40 provided a narrow scope exception for securitized interests that contain only an embedded derivative related to prepayment risk. Any other terms in the securitized financial asset that may affect cash flow in a manner similar to a derivative instrument would be subject to the requirements of paragraph 13(b) of SFAS 133.

We adopted the provisions of SFAS 155 and DIG B40 on January 1, 2007. Prior period restatement was not permitted. The adoption of SFAS 155 and DIG B40 did not have a material impact on our consolidated financial condition or results of operations.

FASB INTERPRETATION NO. 48 -- ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109

In June 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes a comprehensive model for how companies should recognize, measure, present and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. FIN 48 requires companies to determine whether it is "more likely than not" that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements. Such tax positions shall initially and subsequently be measured as the largest amount of tax benefit that is greater than fifty percent likely of being realized upon settlement with the tax authority, assuming full knowledge of the position and all relevant facts. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits, including accrued interest and penalties, and uncertain tax positions where the estimate of the tax benefit may change significantly in the next twelve months. FIN 48 is effective for fiscal years beginning after December 15, 2006. We adopted FIN 48 effective January 1, 2007 by recording an increase in the liability for unrecognized tax benefits of $14 million on our Consolidated Balance Sheets, offset by a reduction to the beginning balance of retained earnings. See Note 7 for more information regarding our adoption of FIN 48.

SFAS 157 -- FAIR VALUE MEASUREMENTS

In September 2006, the FASB issued SFAS 157, "Fair Value Measurements," which defines fair value, establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement and enhances disclosures about fair value instruments. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The three-level hierarchy for fair value measurement is defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. "Blockage discounts" for large holdings of unrestricted financial instruments where quoted prices are readily and regularly available for an identical asset or liability in an active market are prohibited;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability and the reporting entity makes estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

We have certain guaranteed benefit features within our annuity products that, prior to January 1, 2008, were recorded using fair value pricing. These benefits will continue to be measured on a fair value basis with the adoption of SFAS 157, utilizing Level 3 inputs and some Level 2 inputs, which are reflective of the hypothetical market participant perspective for fair value measurement, including liquidity assumptions and assumptions regarding the Company's own credit or non-performance risk. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs and the effects of the measurements on earnings. See Note 22 for additional information about our fair value disclosures for financial instruments required by SFAS 157.

We adopted SFAS 157 effective January 1, 2008, by recording increases (decreases) to the following categories (in millions) on our consolidated financial statements:

ASSETS
DAC                                                      $ (3)
VOBA                                                       (8)
Other assets -- DSI                                        (1)
                                                         ----
   Total assets                                          $(12)
                                                         ====
LIABILITIES
Future contract benefits:
   Remaining guaranteed interest and similar contracts   $(20)
Other liabilities -- income tax liabilities                 3
                                                         ----
   Total liabilities                                     $(17)
                                                         ====
REVENUES
Realized gain                                            $ 10
   Federal income tax                                       3
                                                         ----
      Increase to net income                             $  7
                                                         ====

See "Summary of Significant Accounting Policies" in Note 1 for discussion of the methodologies and assumptions used to determine the fair value of our financial instruments carried at fair value.

FSP NO. FAS 157-2 -- EFFECTIVE DATE OF FASB STATEMENT NO. 157

In February 2008, the FASB issued FSP No. FAS 157-2, "Effective Date of FASB Statement No. 157" ("FSP 157-2"). FSP 157-2 delays the effective date of SFAS 157 for nonfinancial assets and nonfinancial liabilities to fiscal years beginning after November 15, 2008, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). Accordingly, we did not apply the provisions of SFAS 157 to nonfinancial assets and nonfinancial liabilities within the scope of FSP 157-2. Examples of items to which the deferral is applicable include, but are not limited to:

     - Nonfinancial assets and nonfinancial liabilities initially measured at fair value in a business combination or other new basis event, but not measured at fair value in subsequent periods;

     - Reporting units measured at fair value in the goodwill impairment test under SFAS 142, and indefinite-lived intangible assets measured at fair value for impairment assessment under SFAS 142;

     - Nonfinancial long-lived assets measured at fair value for an impairment assessment under SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets";

     - Asset retirement obligations initially measured at fair value under SFAS No. 143, "Accounting for Asset Retirement Obligations"; and

     - Nonfinancial liabilities for exit or disposal activities initially measured at fair value under SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities."

As of January 1, 2009, the deferral from FSP 157-2 will no longer be effective. We will apply the provisions of SFAS 157 to nonfinancial assets and nonfinancial liabilities beginning on January 1, 2009, and we do not expect the application to have a material impact on our consolidated financial condition or results of operations.

FSP NO. FAS 157-3 -- DETERMINING THE FAIR VALUE OF A FINANCIAL ASSET WHEN THE MARKET FOR THAT ASSET IS NOT ACTIVE

In October 2008, the FASB issued FSP FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active" ("FSP 157-3"). FSP 157-3 clarifies the application of SFAS 157 in a market that is not active and provides an illustrative example of key considerations to analyze in determining fair value of a financial asset when the market for the asset is not active. During times when there is little market activity for a financial asset, the objective of fair value measurement remains the same, that is, to value the asset at the price that would be received by the holder of the financial asset in an orderly transaction (exit price) that is not a forced liquidation or distressed sale at the measurement date. Determining fair value of a financial asset during a period of market inactivity may require the use of significant judgment and an evaluation of the facts and circumstances to determine if transactions for a financial asset represent a forced liquidation or distressed sale. An entity's own assumptions regarding future cash flows and risk-adjusted discount rates for financial assets are acceptable when relevant observable inputs are not available. FSP 157-3 was effective on October 10, 2008, and for all prior periods for which financial statements have not been issued. Any changes in valuation techniques resulting from the adoption of FSP 157-3 shall be accounted for as a change in accounting estimated in accordance with SFAS No. 154, "Accounting Changes and Error Corrections." We adopted the guidance in FSP 157-3 in our financial statements for the reporting period ending September 30, 2008. The adoption did not have a material impact on our consolidated financial condition or results of operations.

SFAS NO. 159 -- THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. At the effective date, the fair value option may be elected for eligible items that exist on that date. Effective January 1, 2008, we elected not to adopt the fair value option for any financial assets or liabilities that existed as of that date.

DERIVATIVE IMPLEMENTATION GROUP STATEMENT 133 IMPLEMENTATION ISSUE NO. E23 -- ISSUES INVOLVING THE APPLICATION OF THE SHORTCUT METHOD UNDER PARAGRAPH 68

In December 2007, the FASB issued Derivative Implementation Group ("DIG") Statement 133 Implementation Issue No. E23, "Issues Involving the Application of the Shortcut Method under Paragraph 68" ("DIG E23"), which gives clarification to the application of the shortcut method of accounting for qualifying fair value hedging relationships involving an interest-bearing financial instrument and/or an interest rate swap, originally outlined in paragraph 68 in SFAS 133. We adopted DIG E23 effective January 1, 2008, for hedging relationships designated on or after that date. The adoption did not have a material impact on our consolidated financial condition or results of operations.

FSP FAS NO. 133-1 AND FIN 45-4 -- DISCLOSURES ABOUT CREDIT DERIVATIVES AND CERTAIN GUARANTEES: AN AMENDMENT OF FASB STATEMENT NO. 133 AND FASB INTERPRETATION NO. 45; AND CLARIFICATION OF THE EFFECTIVE DATE OF FASB STATEMENT NO. 161

In September 2008, the FASB issued FSP FAS No. 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161" ("FSP 133-1"). FSP 133-1 amends the disclosure requirements of SFAS 133 to require the seller of credit derivatives, including hybrid financial instruments with embedded credit derivatives, to disclose additional information regarding, among other things, the nature of the credit derivative, information regarding the facts and circumstances that may require performance or payment under the credit derivative, and the nature of any recourse provisions the seller can use for recovery of payments made under the credit derivative. In addition, FSP 133-1 amends the disclosure requirements in FIN 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" ("FIN 45") to require additional disclosure about the payment/performance risk of a guarantee. Finally, FSP 133-1 clarifies the intent of the FASB regarding the effective date of SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133" ("SFAS 161"). The provisions of FSP 133-1 related to SFAS 133 and FIN 45 are effective for annual and interim reporting periods ending after November 15, 2008, with comparative disclosures required only for those periods ending subsequent to initial adoption. The clarification of the effective date of SFAS 161 was effective upon the issuance of FSP 133-1, and will not impact the effective date of SFAS 161 in our financial statements. We have included these required enhanced disclosures related to credit derivatives, hybrid financial instruments and guarantees in the notes to the consolidated financial statements beginning in the reporting period ended December 31, 2008.

FSP FAS 140-4 AND FIN 46(R)-8 -- ENHANCED DISCLOSURE REQUIREMENTS RELATED TO TRANSFERS OF FINANCIAL ASSETS AND VARIABLE INTEREST ENTITIES.

In December 2008, the FASB issued FSP FAS 140-4 and FIN 46(R)-8, "Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities" ("FSP 140-4"). FSP 140-4 amends FASB Statement No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140") to require additional disclosures regarding a transferor's continuing involvement with transferred financial assets in a securitization or asset-backed financing arrangement. FSP 140-4 also amends FIN 46 (revised December 2003) "Consolidation of Variable Interest Entities," to expand the disclosure requirements for VIEs to include information regarding the decision to consolidate the VIE, the nature of and changes in risks related to a VIE, and the impact on the entity's financial statements due to the involvement with a VIE. Those variable interests required to comply with the guidance in FSP 140-4 include the primary beneficiary of the VIE, the holder of a significant variable interest and a sponsor that holds a variable interest. Further, FSP 140-4 requires enhanced disclosures for certain sponsors and holders of a significant variable interest in a qualifying special purpose entity. The provisions of FSP 140-4 are effective for the first reporting period ending after December 15, 2008, and comparative disclosures are not required. We included the enhanced disclosures required by FSP 140-4 in the notes to the consolidated financial statements beginning in the reporting period ended December 31, 2008.

See Note 4 for more information regarding our involvement with VIEs.

FSP EITF 99-20-1 -- AMENDMENTS TO THE IMPAIRMENT GUIDANCE IN EITF ISSUE NO.
99-20

In January 2009, the FASB issued FSP EITF 99-20-1, "Amendments to the Impairment Guidance in EITF Issue No. 99-20" ("EITF 99-20-1"), which eliminates the requirement in EITF No. 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets" ("EITF 99-20") for holders of beneficial interests to estimate cash flow using current information and events that a market participant would use in determining the current fair value and other-than-temporary impairment of the beneficial interest. FSP 99-20-1 removes the reference to a market participant and requires that an other-than-temporary impairment be recognized in earnings when it is probable that there has been an adverse change in the holder's estimated cash flows from the cash flows previously projected, which is consistent with the impairment model used in SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." FSP 99-20-1 is effective for interim and annual reporting periods ending after December 15, 2008, and must be applied prospectively at the balance sheet date of the reporting period for which the assessment of cash flows is made. We adopted the guidance in FSP 99-20-1 as of December 31, 2008. The adoption did not have a material impact on our consolidated financial condition or results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

SFAS NO. 141(R) -- BUSINESS COMBINATIONS

In December 2007, the FASB issued SFAS No. 141(revised 2007), "Business Combinations" ("SFAS 141(R)"), which is a revision of SFAS No. 141 "Business Combinations" ("SFAS 141"). SFAS 141(R) retains the fundamental requirements of SFAS 141, but establishes principles and requirements for the acquirer in a business combination to recognize and measure the identifiable assets acquired, liabilities assumed and any noncontrolling interests in the acquiree and the goodwill acquired or the gain from a bargain purchase. The revised statement requires, among other things, that assets acquired, liabilities assumed and any noncontrolling interest in the acquiree shall be measured at their acquisition-date fair values. For business combinations completed upon adoption of SFAS 141(R), goodwill will be measured as the excess of the consideration transferred, plus the fair value of any noncontrolling interest in the acquiree, in excess of the fair values of the identifiable net assets acquired. Any contingent consideration shall be recognized at the acquisition-date fair value, which improves the accuracy of the goodwill measurement. Under SFAS 141(R), contractual pre-acquisition contingencies will be recognized at their acquisition-date fair values and non-contractual pre-acquisition contingencies will be recognized at their acquisition date fair values if it is more likely than not that the contingency gives rise to an asset or liability. Deferred recognition of pre-acquisition contingencies will no longer be permitted. Acquisition costs will be expensed in the period the costs are incurred, rather than included in the cost of the acquiree, and disclosure requirements will be enhanced to provide users with information to evaluate the nature and financial effects of the business combination. SFAS 141(R) applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period on or after December 15, 2008, with earlier adoption prohibited. We will adopt SFAS 141(R) for acquisitions occurring after January 1, 2009.

SFAS NO. 160 -- NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS -- AN AMENDMENT OF ACCOUNTING RESEARCH BULLETIN NO. 51

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements - an amendment of Accounting Research Bulletin ("ARB") No. 51" ("SFAS 160"), which aims to improve the relevance, comparability and transparency of the financial information that a reporting entity provides in its consolidated financial statements by establishing accounting and reporting standards surrounding noncontrolling interests, or minority interests, which are the portions of equity in a subsidiary not attributable, directly or indirectly, to a parent. The ownership interests in subsidiaries held by parties other than the parent shall be clearly identified, labeled and presented in the consolidated statement of financial position within equity, but separate from the parent's equity. The amount of consolidated net income attributable to the parent and to the noncontrolling interest must be clearly identified and presented on the face of the Consolidated Statements of Income. Changes in a parent's ownership interest while the parent retains its controlling financial interest in its subsidiary must be accounted for consistently as equity transactions. A parent's ownership interest in a subsidiary changes if the parent purchases additional ownership interests in its subsidiary, sells some of its ownership interests in its subsidiary, the subsidiary reacquires some of its ownership interests or the subsidiary issues additional ownership interests. When a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary must be initially measured at fair value. The gain or loss on the deconsolidation of the subsidiary is measured using the fair value of any noncontrolling equity investment rather than the carrying amount of that retained investment. Entities must provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. We will adopt SFAS 160 effective January 1, 2009, and do not expect the adoption will have a material impact on our consolidated financial condition and results of operations.

FSP FAS NO. 140-3 -- ACCOUNTING FOR TRANSFERS OF FINANCIAL ASSETS AND REPURCHASE FINANCING TRANSACTIONS

In February 2008, the FASB issued FSP FAS No. 140-3, "Accounting for Transfers of Financial Assets and Repurchase Financing Transactions" ("FSP 140-3"), regarding the criteria for a repurchase financing to be considered a linked transaction under SFAS 140. A repurchase financing is a transaction where the buyer ("transferee") of a financial asset obtains financing from the seller ("transferor") and transfers the financial asset back to the seller as collateral until the financing is repaid. Under FSP 140-3, the transferor and the transferee shall not separately account for the transfer of a financial asset and a related repurchase financing unless the two transactions have a valid and distinct business or economic purpose for being entered into separately and the repurchase financing does not result in the initial transferor regaining control over the financial asset. In addition, an initial transfer of a financial asset and a repurchase financing entered into contemporaneously with, or in contemplation of, one another, must meet the criteria identified in FSP 140-3 in order to receive separate accounting treatment. FSP 140-3 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. FSP 140-3 will be applied prospectively to initial transfers and repurchase financings executed on or after the beginning of the fiscal year in which FSP 140-3 is initially applied. Early application is not permitted. We will adopt FSP 140-3 effective January 1, 2009, and do not expect the adoption will have a material impact on our consolidated financial condition and results of operations.

SFAS 161 -- DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- AN AMENDMENT OF FASB STATEMENT NO. 133

In March 2008, the FASB issued SFAS 161, which amends and expands current qualitative and quantitative disclosure requirements for derivative instruments and hedging activities. Enhanced disclosures will include: how and why we use derivative instruments; how derivative instruments and related hedged items are accounted for under SFAS 133; and how derivative instruments and related hedged items affect our financial position, financial performance and cash flows. Quantitative disclosures will be enhanced by requiring a tabular format by primary underlying risk and accounting designation for the fair value amount and location of derivative instruments in the financial statements and the amount and location of gains and losses in the financial statements for derivative instruments and related hedged items. The tabular disclosures should improve transparency of derivative positions existing at the end of the reporting period and the effect of using derivatives during the reporting period. SFAS 161 also requires the disclosure of credit-risk-related contingent features in derivative instruments and cross-referencing within the notes to the consolidated financial statements to assist users in locating information about derivative instruments. The amended and expanded disclosure requirements apply to all derivative instruments within the scope of SFAS 133, non-derivative hedging instruments and all hedged items designated and qualifying as hedges under SFAS 133. SFAS 161 is effective prospectively for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. We will adopt SFAS 161 effective January 1, 2009, at which time we will include these required enhanced disclosures related to derivative instruments and hedging activities in our financial statements.

FSP FAS NO. 142-3 -- DETERMINATION OF THE USEFUL LIFE OF INTANGIBLE ASSETS

In April 2008, the FASB issued FSP FAS No. 142-3, "Determination of the Useful Life of Intangible Assets" ("FSP 142-3"), which applies to recognized intangible assets accounted for under the guidance in SFAS 142. When developing renewal or extension assumptions in determining the useful life of recognized intangible assets, FSP 142-3 requires an entity to consider its own historical experience in renewing or extending similar arrangements. Absent the historical experience, an entity should use the assumptions a market participant would make when renewing and extending the intangible asset consistent with the highest and best use of the asset by market participants. In addition, FSP 142-3 requires financial statement disclosure regarding the extent to which expected future cash flows associated with the asset are affected by an entity's intent and/or ability to renew or extend an arrangement. FSP 142-3 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2008, with early adoption prohibited. FSP 142-3 should be applied prospectively to determine the useful life of a recognized intangible asset acquired after the effective date. In addition, FSP 142-3 requires prospective application of the disclosure requirements to all intangible assets recognized as of, and subsequent to, the effective date. We will adopt FSP 142-3 on January 1, 2009, and do not expect the adoption will have a material impact on our consolidated financial condition and results of operations.

SFAS NO. 163 -- ACCOUNTING FOR FINANCIAL GUARANTEE INSURANCE CONTRACTS -- AN INTERPRETATION OF FASB STATEMENT NO. 60

In May 2008, the FASB issued SFAS No. 163, "Accounting for Financial Guarantee Insurance Contracts - an interpretation of FASB Statement No. 60" ("SFAS 163"), which applies to financial guarantee insurance and reinsurance contracts not accounted for as derivative instruments, and issued by entities within the scope of SFAS No. 60, "Accounting and Reporting by Insurance Enterprises." SFAS 163 changes current accounting practice related to the recognition and measurement of premium revenue and claim liabilities such that premium revenue recognition is linked to the amount of insurance protection and the period in which it is provided, and a claim liability is recognized when it is expected that a claim loss will exceed the unearned premium revenue. In addition, SFAS 163 expands disclosure requirements to include information related to the premium revenue and claim liabilities, as well as information related to the risk-management activities used to evaluate credit deterioration in insured financial obligations. SFAS 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years; early application is not permitted. However, the disclosure requirements related to risk-management activities are effective in the first period (including interim periods) beginning after May 2008. Because we do not hold a significant amount of financial guarantee insurance and reinsurance contracts, no additional disclosures have been made, and we expect the adoption of SFAS 163 will not be material to our consolidated financial condition or results of operations.

EITF NO. 07-5 -- DETERMINING WHETHER AN INSTRUMENT (OR EMBEDDED FEATURE) IS INDEXED TO AN ENTITY'S OWN STOCK

In June 2008, the FASB issued EITF No. 07-5, "Determining Whether an Instrument (or Embedded Feature) is Indexed to an Entity's Own Stock" ("EITF 07-5"). EITF 07-5 provides guidance to determine whether an instrument (or an embedded feature) is indexed to an entity's own stock when evaluating the instrument as a derivative under SFAS 133. An instrument that is both indexed to an entity's own stock and classified in stockholder's equity in the entity's statement of financial position is not considered a derivative for the purposes of applying the guidance in SFAS 133. EITF 07-5 provides a two-step process to determine whether an equity-linked instrument (or embedded feature) is indexed to its own stock first by evaluating the instrument's contingent exercise provisions, if any, and second, by evaluating the instrument's settlement provisions. EITF 07-5 is applicable to outstanding instruments as of the beginning of the fiscal year in which the issue is adopted and is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. We will adopt EITF 07-5 on January 1, 2009, and do not expect the adoption will be material to our consolidated financial condition and results of operations.

EITF NO. 08-6 -- INVESTMENT ACCOUNTING CONSIDERATIONS

In November 2008, the FASB issued EITF No. 08-6, "Equity Method Investment Accounting Considerations" ("EITF 08-6"), which addresses the effect of SFAS 141(R) and SFAS 160 on equity-method accounting under Accounting Principles Board Opinion 18, "The Equity Method of Accounting for Investments in Common Stock" ("APB 18"). EITF 08-6 will continue the APB 18 requirement that the cost basis of a new equity-method investment will follow a cost accumulation model, which includes transaction costs in the cost of the equity investment and excludes the value of contingent consideration unless it is required to be recognized under other literature. Subsequently, issuances of shares by the equity-method investee that reduce the investor's ownership percentage should be accounted for as if the investor sold a proportionate share of the investment, with gain or loss recognized through earnings. The EITF decided that the investor would not have to complete a separate impairment analysis on the investee's underlying assets, but rather the entire equity-method investment would continue to be subject to the current other-than-temporary impairment guidance in APB 18. EITF 08-6 is applicable to all investments accounted for under the equity method and is effective, prospectively, in fiscal years beginning on or after December 15, 2008, and interim periods within those fiscal years. We will adopt EITF 08-6 on January 1, 2009, and do not expect the adoption will have a material impact on our financial condition and results of operations.

FSP FAS NO. 132(R)-1 -- EMPLOYERS' DISCLOSURES ABOUT POSTRETIREMENT BENEFIT PLAN ASSETS

In December 2008, the FASB issued FSP FAS No. 132(R)-1, "Employers' Disclosures about Postretirement Benefit Plan Assets" ("FSP 132(R)-1"), which requires enhanced disclosures of the plan assets of an employer's defined benefit pension or other postretirement benefit plans. The disclosures required under FSP 132(R)-1 will include information regarding the investment allocation decisions made for plan assets, the fair value of each major category of plan assets disclosed separately for pension plans and other postretirement benefit plans and the inputs and valuation techniques used to measure the fair value of plan assets including the level within the fair value hierarchy as defined by SFAS
157. FSP 132(R)-1 requires the additional disclosure in SFAS 157 for Level 3 fair value measurements, must also be provided for the fair value measurements of plan assets using Level 3 inputs. The disclosures in FSP 132(R)-1 are effective for fiscal years ending after December 15, 2009, and are not required for earlier periods that are presented for comparative purposes. We will include the disclosures required in FSP 132(R)-1 in the notes to our consolidated financial statements for the year ending December 31, 2009.

3. ACQUISITION, DIVIDEND OF FPP AND REINSURANCE CEDED TO LNBAR

JEFFERSON-PILOT ACQUISITION

On April 3, 2006, LNC completed its merger with Jefferson-Pilot Corporation ("Jefferson-Pilot") by acquiring 100% of the outstanding shares of Jefferson-Pilot in a transaction accounted for under the purchase method of accounting prescribed by SFAS 141. At that time, JPL, JPLA and JPFIC became wholly-owned by LNC.

DIVIDEND OF FPP

On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, FPP, to LNC. The following table summarizes the dividend of FPP to LNC (in millions):

                                                            DIVIDENDED
                                                               VALUE
                                                            ----------
Investments                                                  $ 1,809
Cash and invested cash                                            20
Deferred acquisition costs and value of business acquired        246
Premiums and fees receivable                                       2
Accrued investment income                                         24
Reinsurance recoverables                                         669
Goodwill                                                           2
Future contract benefits                                        (705)
Other contract holder funds                                   (1,509)
Other liabilities                                                (66)
                                                             -------
   Total dividend of FPP                                     $   492
                                                             =======

The caption dividends declared, in the accompanying Consolidated Statements of Stockholder's Equity, includes the $492 million dividend of FPP presented above.

REINSURANCE CEDED TO LNBAR

We completed a reinsurance transaction during the fourth quarter of 2008 whereby we ceded a block of business to Lincoln National Reinsurance Company (Barbados) Limited ("LNBAR"), a wholly-owned subsidiary of LNC, which resulted in the release of approximately $240 million of capital previously supporting a portion of statutory reserves related to our insurance products with secondary guarantees. The following summarizes the impact (in millions) on the Consolidated Balance Sheets for the ceding of this block of business to LNBAR:

ASSETS
Deferred acquisition costs and value of business acquired   $(230)
Other assets                                                 (130)
                                                            -----
   Total assets                                             $(360)
                                                            =====
LIABILITIES
Future contract benefits                                    $(539)
Other contract holder funds                                   (47)
Funds withheld reinsurance liabilities                        434
Deferred loss on business sold through reinsurance            (78)
Other liabilities                                            (130)
                                                            -----
   Total liabilities                                        $(360)
                                                            =====

4. VARIABLE INTEREST ENTITIES

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. We have carefully analyzed each VIE to determine whether we are the primary beneficiary. Based on our analysis of the expected losses and residual returns of the VIEs in which we have a variable interest, we have concluded that there are no VIEs for which we are the primary beneficiary, and, as such, we have not consolidated the VIEs in our consolidated financial statements. However, for those VIEs in which we are not the primary beneficiary, but hold a variable interest, we recognize the fair value of our variable interest in our consolidated financial statements.

Information (in millions) included in our Consolidated Balance Sheet as of December 31, 2008 for those VIEs where we had significant variable interest and where we were a sponsor that held a variable interest was as follows:

                         LNL AMOUNTS RELATED TO VIE
                      -------------------------------
                                              MAXIMUM
                       TOTAL      TOTAL        LOSS
                      ASSETS   LIABILITIES   EXPOSURE
                      ------   -----------   --------
Credit-linked notes     $50        $--         $600

We invested in two credit-linked notes where the note holders do not have voting rights or decision-making capabilities. The entities that issued the credit-linked notes are financed by the note holders, and as such, the note holders participate in the expected losses and residual returns of the entities. Because the note holders' investment does not permit them to make decisions about the entities' activities that would have a significant effect on the success of the entities, we have determined that these entities are VIEs. We are not the primary beneficiary of the VIEs as the multi-tiered class structure of the credit-linked notes requires the subordinated classes of the investment pool to absorb credit losses prior to our class of notes. As a result, we will not absorb the majority of the expected losses and the coupon we receive on the credit-linked notes limits our participation in the residual returns. For information regarding our exposure to loss in our credit-linked notes, see "Credit-Linked Notes" in Note 5.

5. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES

Pursuant to SFAS No. 157, we have categorized these securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in "SFAS NO. 157 - FAIR VALUE MEASUREMENTS" in Note 2. See Note 22 for additional disclosures regarding our fair values required by SFAS 157.

The amortized cost, gross unrealized gains and losses and fair value of available-for-sale securities (in millions) were as follows:

                                                     AS OF DECEMBER 31, 2008
                                            ----------------------------------------
                                                         GROSS UNREALIZED
                                            AMORTIZED   ------------------    FAIR
                                               COST     GAINS     LOSSES      VALUE
                                            ---------   -----   ----------   -------
Corporate bonds                              $39,463     $614     $4,993     $35,084
U.S. Government bonds                            158       36         --         194
Foreign government bonds                         509       33         48         494
Mortgage-backed securities:
   Mortgage pass-through securities            1,749       57         37       1,769
   Collateralized mortgage obligations         6,612      168        733       6,047
   Commerical mortgage-backed securities       2,428        7        588       1,847
State and municipal bonds                        118        2          2         118
Hybrid and redeemable preferred stocks         1,521        6        591         936
                                             -------     ----     ------     -------
   Total fixed maturity securities            52,558      923      6,992      46,489
Equity securities                                187        9         57         139
                                             -------     ----     ------     -------
      Total available-for-sale securities    $52,745     $932     $7,049     $46,628
                                             =======     ====     ======     =======

                                                     AS OF DECEMBER 31, 2007
                                            -----------------------------------------
                                                         GROSS UNREALIZED
                                            AMORTIZED   ------------------     FAIR
                                               COST      GAINS     LOSSES      VALUE
                                            ---------   ------   ----------   -------
Corporate bonds                              $42,041    $1,049     $  904     $42,186
U.S. Government bonds                            153        14         --         167
Foreign government bonds                         586        39          4         621
Mortgage-backed securities:
   Mortgage pass-through securities            1,185        23          4       1,204
   Collateralized mortgage obligations         6,441        75        124       6,392
   Commerical mortgage-backed securities       2,598        48         67       2,579
State and municipal bonds                        143         2         --         145
Hybrid and redeemable preferred stocks           103         9          1         111
                                             -------    ------     ------     -------
   Total fixed maturity securities            53,250     1,259      1,104      53,405
Equity securities                                132         9          7         134
                                             -------    ------     ------     -------
      Total available-for-sale securities    $53,382    $1,268     $1,111     $53,539
                                             =======    ======     ======     =======


The amortized cost and fair value of fixed maturity available-for-sale securities by contractual maturities (in millions) were as follows:

                                                           AS OF DECEMBER 31, 2008
                                                           -----------------------
                                                             AMORTIZED     FAIR
                                                                COST      VALUE
                                                             ---------   -------
Due in one year or less                                       $ 1,712    $ 1,694
Due after one year through five years                          12,568     11,869
Due after five years through ten years                         14,036     12,013
Due after ten years                                            13,453     11,250
   Subtotal                                                    41,769     36,826
                                                              -------    -------
Mortgage-backed securities                                     10,789      9,663
                                                              -------    -------
      Total fixed maturity available-for-sale securities      $52,558    $46,489
                                                              =======    =======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of available-for-sale securities (in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                        AS OF DECEMBER 31, 2008
                                                   -----------------------------------------------------------------
                                                         LESS THAN
                                                    OR EQUAL TO TWELVE    GREATER THAN TWELVE
                                                          MONTHS                 MONTHS                 TOTAL
                                                   --------------------   -------------------   --------------------
                                                               GROSS                  GROSS                  GROSS
                                                     FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                                    VALUE      LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                                   -------   ----------   ------   ----------   -------   ----------
Corporate bonds                                    $18,449     $2,303     $5,809     $2,690     $24,258     $4,993
U.S. Government bonds                                    3         --         --         --           3         --
Foreign government bonds                               145         15         50         33         195         48
Mortgage-backed securities:
   Mortgage pass-through securities                     95         25         51         12         146         37
   Collateralized mortgage obligations                 807        279        688        454       1,495        733
   Commercial mortgage-backed securities             1,099        169        474        419       1,573        588
State and municipal bonds                               28          2          2         --          30          2
Hybrid and redeemable preferred stocks                 448        261        406        330         854        591
                                                   -------     ------     ------     ------     -------     ------
   Total fixed maturity securities                  21,074      3,054      7,480      3,938      28,554      6,992
Equity securities                                       82         56          2          1          84         57
                                                   -------     ------     ------     ------     -------     ------
      Total available-for-sale securities          $21,156     $3,110     $7,482     $3,939     $28,638     $7,049
                                                   =======     ======     ======     ======     =======     ======
Total number of securities in an unrealized loss
   position                                                                                                  3,507
                                                                                                            ======

                                                                        AS OF DECEMBER 31, 2007
                                                   -----------------------------------------------------------------
                                                         LESS THAN
                                                    OR EQUAL TO TWELVE    GREATER THAN TWELVE
                                                          MONTHS                 MONTHS                 TOTAL
                                                   --------------------   -------------------   --------------------
                                                                GROSS                 GROSS                  GROSS
                                                     FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                                    VALUE      LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                                   -------   ----------   ------   ----------   -------   ----------
Corporate bonds                                    $11,038      $657      $4,142      $247      $15,180     $  904
U.S. Government bonds                                   --        --           3        --            3         --
Foreign government bonds                                81         4          --        --           81          4
Mortgage-backed securities:
   Mortgage pass-through securities                     32        --         189         4          221          4
   Collateralized mortgage obligations               1,672        96       1,069        28        2,741        124
   Commercial mortgage-backed securities               490        46         535        21        1,025         67
State and municipal bonds                               29        --          15        --           44         --
Hybrid and redeemable preferred stocks                  13         1          --        --           13          1
                                                   -------      ----      ------      ----      -------     ------
   Total fixed maturity securities                  13,355       804       5,953       300       19,308      1,104
Equity securities                                       61         7          --        --           61          7
                                                   -------      ----      ------      ----      -------     ------
      Total available-for-sale securities          $13,416      $811      $5,953      $300      $19,369     $1,111
                                                   =======      ====      ======      ====      =======     ======
Total number of securities in an unrealized loss
   position                                                                                                  2,263
                                                                                                            ======

The fair value, gross unrealized losses (in millions) and number of available-for-sale securities where the fair value had declined below amortized cost by greater than 20%, were as follows:

                                   AS OF DECEMBER 31, 2008
                              --------------------------------
                                          GROSS       NUMBER
                               FAIR    UNREALIZED       OF
                               VALUE     LOSSES     SECURITIES
                              ------   ----------   ----------
Less than six months          $  781     $  389         159
Six months or greater, but
   less than nine months       1,141        536         206
Nine months or greater, but
   less than twelve months     1,552        785         223
Twelve months or greater       4,027      3,509         785
                              ------     ------       -----
   Total available-for-sale
      securities              $7,501     $5,219       1,373
                              ======     ======       =====

                                   AS OF DECEMBER 31, 2007
                              --------------------------------
                                         GROSS        NUMBER
                               FAIR    UNREALIZED       OF
                               VALUE     LOSSES     SECURITIES
                              ------   ----------  -----------
Less than six months          $  133      $ 48           22
Six months or greater, but
   less than nine months         425       137           30
Nine months or greater, but
   less than twelve months       363       109           17
Twelve months or greater         182        79           57
                              ------      ----         ----
   Total available-for-sale
      securities              $1,103      $373         $126
                              ======      ====         ====

As described more fully in Note 1, we regularly review our investment holdings for other-than-temporary impairments. Based upon this review, the cause of the $5.9 billion increase in our gross unrealized losses for available-for-sale securities for the year ended December 31, 2008, was attributable primarily to a combination of reduced liquidity in several market segments and deterioration in credit fundamentals. We believe that the securities in an unrealized loss position as of December 31, 2008 and 2007 were not other-than-temporarily impaired due to our ability and intent to hold for a period of time sufficient for recovery.

TRADING SECURITIES

Trading securities at fair value retained in connection with Modco and CFW reinsurance arrangements (in millions) consisted of the following:

                                         AS OF DECEMBER 31,
                                         ------------------
                                            2008     2007
                                           ------   ------
Corporate bonds                            $1,467   $1,817
U.S. Government bonds                         414      366
Foreign government bonds                       38       45
Mortgage-backed securities:
   Mortgage pass-through securities            31       21
   Collateralized mortgage obligations        118      153
   Commercial mortgage-backed
      securities                               76      104
State and municipal bonds                      13       17
Hybrid and redeemable preferred stocks         30        8
     Total fixed maturity securities        2,187    2,531
Equity securities                               2        2
                                           ------   ------
       Total trading securities            $2,189   $2,533
                                           ======   ======

The portion of the market adjustment for losses that relate to trading securities still held as of December 31, 2008, 2007 and 2006 was $172 million, $8 million and $48 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S with the largest concentrations in California and Texas, which accounted for approximately 30% and 29% of mortgage loans as of December 31, 2008 and 2007, respectively. As of December 31, 2008, we held no impaired mortgage loans and therefore had no valuation allowance.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Income were as follows:

                                       FOR THE YEARS ENDED
                                          DECEMBER 31,
                                    ------------------------
                                     2008     2007     2006
                                    ------   ------   ------
NET INVESTMENT INCOME
Fixed maturity available-for-sale
   securities                       $3,236   $3,264   $2,968
Equity available-for-sale
   securities                            8       19       11
Trading securities                     154      163      181
Mortgage loans on real estate          473      491      466
Real estate                             20       41       36
Standby real estate equity
   commitments                           3       12       18
Policy loans                           177      172      158
Invested cash                           33       49       62
Alternative investments                (34)     102       46
Consent fees                             5       10        8
Other investments                       12       36       15
                                    ------   ------   ------
   Investment income                 4,087    4,359    3,969
Investment expense                    (112)    (178)    (164)
                                    ------   ------   ------
      Net investment income         $3,975   $4,181   $3,805
                                    ======   ======   ======

REALIZED LOSS RELATED TO INVESTMENTS

The detail of the realized loss related to investments (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                            -----------------------
                                              2008     2007    2006
                                            -------   -----   -----
Fixed maturity available-for-sale
   securities:
   Gross gains                              $    49   $ 120   $ 123
   Gross losses                              (1,059)   (176)    (99)
Equity available-for-sale securities:
   Gross gains                                    1       3       2
   Gross losses                                 (33)   (111)     --
Gain (loss) on other investments                 31      22       5
Associated amortization expense of
   DAC, VOBA, DSI and DFEL and
   changes in other contract holder
   funds and funds withheld
   reinsurance liabilities                      244      29     (38)
                                            -------   -----   -----
      Total realized loss on investments,
         excluding trading securities          (767)   (113)     (7)
Loss on certain derivative
   instruments                                  (83)     (2)      2
Associated amortization expense
   of DAC, VOBA, DSI and DFEL
   and changes in other contract
   holder funds                                  --       1      --
                                            -------   -----   -----
      Total realized loss on investments
         and certain derivative
         instruments, excluding
         trading securities                 $  (850)  $(114)  $  (5)
                                            =======   =====   =====
Write-downs for other-than-temporary
   impairments included in realized
   loss on available-for-sale
   securities above                         $  (900)  $(257)  $ (64)
                                            =======   =====   =====

See Note 15 for a comprehensive listing of realized loss reported on our Consolidated Statements of Income

SECURITIES LENDING

The carrying values of securities pledged under securities lending agreements were $427 million and $655 million as of December 31, 2008 and 2007, respectively. The fair values of these securities were $410 million and $634 million as of December 31, 2008 and 2007, respectively. The carrying value and fair value of the collateral receivable held for derivatives is $17 million as of December 31, 2008. We did not have a collateral payable for derivatives as of December 31, 2007.

REVERSE REPURCHASE AGREEMENTS

The carrying values of securities pledged under reverse repurchase agreements were $470 million and $480 million as of December 31, 2008 and 2007, respectively. The fair values of these securities were $496 million and $502 million as of December 31, 2008 and 2007, respectively.

INVESTMENT COMMITMENTS

As of December 31, 2008, our investment commitments for fixed maturity securities (primarily private placements), limited partnerships, real estate and mortgage loans on real estate were $705 million, which included $267 million of standby commitments to purchase real estate upon completion and leasing.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2008, we had investments in the collateralized mortgage obligation industry with a fair value of $6.5 billion or 11% of the invested assets portfolio totaling $60.2 billion. We utilized the industry classifications to obtain the concentration of financial instruments amount, as such, this amount will not agree to the available-for-sale securities table above. We did not have a concentration of financial instruments in a single industry as of December 31, 2007. As of December 31, 2008 and 2007, we did not have a significant concentration of financial instruments in a single investee or geographic region of the U.S.

CREDIT-LINKED NOTES

As of December 31, 2008 and 2007, other contract holder funds on our Consolidated Balance Sheets included $600 million and $1.2 billion outstanding in funding agreements, respectively. We invested the proceeds of $850 million received for issuing three funding agreements in 2006 and 2007 into three separate credit-linked notes originated by third party companies. One of the credit linked notes totaling $250 million was paid off at par in September of 2008 and as a result, the related structure, including the $250 million funding agreement, was terminated. The two remaining credit-linked notes are asset-backed securities, classified as corporate bonds in the tables above and are reported as fixed maturity securities on our Consolidated Balance Sheets. An additional $300 million funding agreement was assumed as a result of the merger of Jefferson-Pilot, but was not invested into credit-linked notes. This $300 million funding agreement matured on June 2, 2008.

We earn a spread between the coupon received on the credit-linked notes and the interest credited on the funding agreement. Our credit-linked notes were created using a special purpose trust that combines highly rated assets with credit default swaps to produce a multi-class structured security. The high quality asset in these transactions is a AAA-rated asset-backed security secured by a pool of credit card receivables. Our affiliate, Delaware Investments, actively manages the credit default swaps in the underlying portfolios. As permitted in the credit-linked note agreements, Delaware Investments acts as the investment manager for the pool of underlying issuers in each of the transactions. Delaware Investments, from time to time, has directed substitutions of corporate names in the reference portfolio. When substituting corporate names, the issuing special purpose trust transacts with a third party to sell credit protection on a new issuer, selected by Delaware Investments. The cost to substitute the corporate names is based on market conditions and the liquidity of the corporate names. This new issuer will replace the issuer Delaware Investments has identified to remove from the pool of issuers. The substitution of corporate issuers does not revise the credit-linked note agreement. The subordination and the participation in credit losses may change as a result of the substitution. The amount of the change is dependant upon the relative risk of the issuers removed and replaced in the pool of issuers.

Consistent with other debt market instruments, we are exposed to credit losses within the structure of the credit-linked notes, which could result in principal losses to our investments. However, we have attempted to protect our investments from credit losses through the multi-tiered class structure of the credit-linked note, which requires the subordinated classes of the investment pool to absorb all of the credit losses. We own the mezzanine tranche of these investments. To date, there has been one default in the underlying collateral pool of the $400 million credit-linked note and two defaults in the underlying collateral pool of the $200 million credit-linked note. There has been no event of default on the credit-linked notes themselves. We feel the remaining subordination is sufficient to absorb future credit losses, subject to changing market conditions. We do not anticipate any future payments under the credit-linked notes and there are no recourse provisions or assets held as collateral that would enable us to recover payments if made. Similar to other debt market instruments, our maximum principal loss is limited to our original investment of $600 million as of December 31, 2008.

As in the general markets, spreads on these transactions have widened, causing unrealized losses. We had unrealized losses of $550 million on the $600 million in credit-linked notes as of December 31, 2008 and $190 million on the $850 million in credit-linked notes as of December 31, 2007. As described more fully in Note 1, we regularly review our investment holdings for other-than-temporary impairments. Based upon this review, we believe that these securities were not other-than-temporarily impaired as of December 31, 2008 and 2007.

The following summarizes information regarding our investments in these securities (dollars in millions):

                               AMOUNT AND DATE OF ISSUANCE
                               ---------------------------
                                    $400           $200
                                DECEMBER 2006   APRIL 2007
                                -------------   ----------
Amortized cost(1)                      $400          $200
Fair value(1)                            30            20
Attachment point(1)                    4.77%         1.48%
Maturity                         12/20/2016     3/20/2017
Current rating of tranche(1)           BBB-          Baa2
Current rating of underlying
   collateral pool(1)              Aaa-Caa1       Aaa-Ba3
Number of entities(1)                   124            98
Number of countries(1)                   20            23

----------
(1)  As of December 31, 2008

6. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of our interest rate risk management strategy include interest rate swaps, and interest rate caps. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock, call options on the Standard & Poor's ("S&P") 500 Index(R) ("S&P 500") are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

As of December 31, 2008 and 2007, we had derivative instruments that were designated and qualified as cash flow hedges. We also had derivative instruments that were economic hedges, but were not designated as hedging instruments under SFAS 133. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.

Our derivative instruments are monitored by LNC's risk management committee as part of that committee's oversight of our derivative activities. LNC's risk management committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

Our hedging strategy is designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with living benefit guarantees offered in our variable annuities including the LINCOLN SMARTSECURITY(R) Advantage guaranteed minimum withdrawal benefit ("GWB") feature, the 4LATER(R) Advantage guaranteed income benefit ("GIB") feature and the I4LIFE(R) Advantage GIB feature that is available in our variable annuity products. Certain features of these guarantees, notably our GIB and 4LATER(R) features have elements of both insurance benefits accounted for under SOP 03-1 and embedded derivatives accounted for under SFAS 133 and SFAS 157. We weight these features and their associated reserves accordingly based on their hybrid nature. The change in estimated fair value of the portion of guarantee features that are considered to be derivatives under SFAS 133 is reported in net income. The hedging strategy is designed such that changes in the value of the hedge contracts generally offset changes in the value of the embedded derivative of the GWB and GIB. As part of our current hedging program, equity markets, interest rates and volatility in market conditions are monitored on a daily basis. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, our hedge positions may not be totally effective to offset changes in assets and liabilities caused by movements in these factors due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments, or our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements.

We also distribute indexed annuity contracts. These contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. This feature represents an embedded derivative under SFAS 133. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity, both of which are recorded as a component of realized gain (loss) on our Consolidated Statements of Income. In calculating our future contract benefit liabilities under these contracts, SFAS 133 requires that we calculate fair values of index options we may purchase in the future to hedge contract holder index allocations in future reset periods.

These fair values represent an estimate of the cost of the options we will purchase in the future, discounted back to the date of the Consolidated Balance Sheet, using current market indicators of volatility and interest rates. Changes in the fair values of these liabilities are included as a component of realized gain (loss) on our Consolidated Statements of Income.

Pursuant to SFAS 157, we have categorized our derivative instruments into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in "SFAS 157 - FAIR VALUE MEASUREMENTS" in Note 2. See Note 22 for additional disclosures regarding our fair values required by SFAS 157. We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional amounts along with their carrying values and estimated fair values (in millions), were as follows:

                                                          AS OF DECEMBER 31,
                                              -----------------------------------------
                                                                  ASSETS (LIABILITIES)
                                                                 ----------------------
                                              NOTIONAL AMOUNTS   CARRYING OR FAIR VALUE
                                              ----------------   ----------------------
                                                2008     2007          2008     2007
                                               ------   ------       -------   -----
Cash flow hedges:
   Interest rate swap agreements               $  780   $1,372       $   (50)  $  (5)
   Foreign currency swaps                         366      366            64     (17)
   Call options (based on LNC stock)               --       --            --       1
                                               ------   ------       -------   -----
      Total cash flow hedges                    1,146    1,738            14     (21)
                                               ------   ------       -------   -----
All other derivative instruments:
   Interest rate cap agreements                 2,200    4,100            --       2
   Credit default swaps                           149       60           (51)     --
   Call options (based on LNC stock)               18       23            --      13
   Call options (based on S&P 500 Index(R))     2,951    2,858            31     149
                                               ------   ------       -------   -----
      Total other derivative instruments        5,318    7,041           (20)    164
Embedded derivatives per SFAS 133                  --       --        (2,722)   (303)
                                               ------   ------       -------   -----
         Total derivative instruments          $6,464   $8,779       $(2,728)  $(160)
                                               ======   ======       =======   =====

The carrying or fair value of total derivative instruments (in millions) reported above is reflected within the Consolidated Balance Sheets as follows:

                                                   AS OF DECEMBER 31,
                                                   ------------------
                                                      2008     2007
                                                    -------   -----
Derivative investments                              $    60   $ 172
Reinsurance related derivative asset (liability)        167    (102)
Future contract benefits liability                   (2,904)   (230)
Other liabilities -- credit default swaps               (51)     --
                                                    -------   -----
   Total                                            $(2,728)  $(160)
                                                    =======   =====

The notional amount of derivative financial instruments by maturity (in millions) was as follows:

                                                   REMAINING LIFE AS OF DECEMBER 31, 2008
                                              -----------------------------------------------
                                              LESS THAN    1 - 5   5 - 10     AFTER
                                                1 YEAR     YEARS    YEARS   10 YEARS    TOTAL
                                              ---------   ------   ------   --------   ------
Cash flow hedges:
   Interest rate swap agreements                $  146    $  128    $240      $266     $  780
   Foreign currency swaps                           --        --     231       135        366
                                                ------    ------    ----      ----     ------
      Total cash flow hedges                       146       128     471       401      1,146
                                                ------    ------    ----      ----     ------
All other derivative instruments:
   Interest rate cap agreements                  1,200     1,000      --        --      2,200
   Credit default swaps                             --        60      89        --        149
   Call options (based on LNC stock)                --        18      --        --         18
   Call options (based on S&P 500 Index(R))      2,185       766      --        --      2,951
                                                ------    ------    ----      ----     ------
      Total other derivative instruments         3,385     1,844      89        --      5,318
                                                ------    ------    ----      ----     ------
         Total derivative instruments           $3,531    $1,972    $560      $401     $6,464
                                                ======    ======    ====      ====     ======

The settlement payments and mark-to-market adjustments on derivative instruments (in millions) recorded on our Consolidated Statements of Income were as follows:

                                           FOR THE YEARS ENDED
                                               DECEMBER 31,
                                           -------------------
                                            2008   2007   2006
                                           -----   ----   ----
Cash flow hedges:
   Interest rate swap agreements(1)        $   4    $ 5    $ 5
   Foreign currency swaps(1)
                                              (1)    (1)    (1)
                                           -----    ---    ---
      Total cash flow hedges                   3      4      4
                                           -----    ---    ---
All other derivative instruments:
   Credit default swaps(1)                     1     --     --
   Call options (based on LNC stock)(2)       (8)    (3)    10
   Call options (based on S&P 500)(3)       (204)     6     62
                                           -----    ---    ---
      Total other derivative instruments    (211)     3     72
                                           -----    ---    ---
         Total derivative instruments      $(208)   $ 7    $76
                                           =====    ===    ===

----------
(1)  Reported in net investment income on our Consolidated Statements of Income.

(2) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

(3)  Reported in net realized loss on our Consolidated Statements of Income.

DERIVATIVE INSTRUMENTS DESIGNATED AS CASH FLOW HEDGES

Gains (losses) (in millions) on derivative instruments designated as cash flow hedges were as follows:

                                                   FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                                  --------------------
                                                  2008    2007    2006
                                                  ----    ----    ----
Ineffective portion recognized in realized loss    $ 1     $(1)    $ 1
                                                   ===     ===     ===
Gains recognized as a component of OCI with the
   offset to:
   Net investment (income)                         $(2)    $(3)    $(3)
   Benefit expense (recovery)                       --      (1)     (1)
                                                   ---     ---     ---
                                                   $(2)    $(4)    $(4)
                                                   ===     ===     ===

As of December 31, 2008, $7 million of the deferred net gains on derivative instruments in accumulated OCI were expected to be reclassified to earnings during 2009. This reclassification is due primarily to the receipt of interest payments associated with variable rate securities and forecasted purchases, payment of interest on our long-term debt, the receipt of interest payments associated with foreign currency securities, and the periodic vesting of stock appreciation rights ("SARs").

For the years ended December 31, 2008, 2007 and 2006, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

INTEREST RATE SWAP AGREEMENTS

We use a portion of our interest rate swap agreements to hedge our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receive a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income on our Consolidated Statements of Income. Gains or losses on interest rate swaps hedging our interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued.

In addition, we use interest rate swap agreements to hedge our exposure to fixed rate bond coupon payments and the change in underlying asset values as interest rates fluctuate. The net receipts/payments from these interest rate swaps are recorded in net investment income on our Consolidated Statements of Income.

FOREIGN CURRENCY SWAPS

We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains or losses on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued.

CALL OPTIONS (BASED ON LNC STOCK)

We use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted on our stock. Upon option expiration, the payment, if any, is the increase in our stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and are marked-to-market through net income. Call options hedging non-vested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of the SARs liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of the related SARs. Our call option positions will be maintained until such time the related SARs are either exercised or expire and our SARs liabilities are extinguished.

ALL OTHER DERIVATIVE INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been designated by us for hedge accounting treatment.

INTEREST RATE CAP AGREEMENTS

The interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four. The purpose of our interest rate cap agreement program is to provide a level of protection from the effect of rising interest rates for our annuity business, within our Retirement Solutions - Annuities and Retirement Solutions - Defined Contribution segments. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements do not qualify for hedge accounting under SFAS 133.

CALL OPTIONS (BASED ON LNC STOCK)

We use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under SFAS 133. Mark-to-market changes are recorded in net income as underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

CALL OPTIONS (BASED ON S&P 500)

We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity, both of which are recorded as a component of realized gain
(loss) on our Consolidated Statements of Income.

CREDIT DEFAULT SWAPS

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counter-party at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring. Our credit default swaps are not currently qualified for hedge accounting under SFAS 133, as amounts are insignificant

We also sell credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Information related to our open credit default swaps for which we are the seller (in millions) as of December 31, 2008, was as follows:

              REASON     NATURE       CREDIT                  MAXIMUM
               FOR         OF        RATING OF      FAIR     POTENTIAL
 MATURITY    ENTERING   RECOURSE   COUNTERPARTY   VALUE(4)     PAYOUT
----------   --------   --------   ------------   --------   ---------
 3/20/2010      (1)        (3)        Aa3/A+        $(1)       $ 10
 6/20/2010      (1)        (3)         Aa2/A         --          10
12/20/2012      (2)        (3)        Aa2/A+         --          10
12/20/2012      (2)        (3)        Aa2/A+         --          10
12/20/2012      (2)        (3)          A1/A         --          10
12/20/2012      (2)        (3)          A1/A         (1)         10
 3/20/2017      (2)        (3)          A2/A        (14)         22(5)
 3/20/2017      (2)        (3)          A2/A        (10)         14(5)
 3/20/2017      (2)        (3)          A2/A         (8)         18(5)
 3/20/2017      (2)        (3)          A2/A        (11)         18(5)
 3/20/2017      (2)        (3)          A2/A         (6)         17(5)
                                                   ----        ----
                                                   $(51)       $149
                                                   ====        ====

----------
(1) Credit default swap was entered into in order to generate income by providing protection on a highly rated basket of securities in return for a quarterly payment.

(2) Credit default swap was entered into in order to generate income by providing default protection in return for a quarterly payment.

(3) Seller does not have the right to demand indemnification/compensation from third parties in case of a loss (payment) on the contract.

(4) Broker quotes are used to determine the market value of credit default swaps.

(5) These credit default swaps were sold to a counter party of the issuing special purpose trust as discussed in the "Credit-Linked Notes" section in
     Note 5.

EMBEDDED DERIVATIVES

DEFERRED COMPENSATION PLANS

We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked-to-market through net income in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

MODCO AND CFW ARRANGEMENTS

We are involved in various Modco and CFW reinsurance arrangements that have embedded derivatives. The change in fair value of the embedded derivatives, as well as the gains or losses on trading securities supporting these arrangements, are recorded through net income as a component of realized gain (loss) on our Consolidated Statements of Income. These embedded derivatives are included in reinsurance related derivative asset or (liability) on the Consolidated Balance Sheets; which amounts were $15 million and $(211) million as of December 31, 2008 and 2007, respectively.

DERIVATIVE RELATED TO REINSURANCE CEDED TO AFFILIATE

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no-lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges. These embedded derivatives are included in reinsurance related derivative asset or (liability) on the Consolidated Balance Sheets; which amounts were $152 million and $109 million as of December 31, 2008 and 2007, respectively.

VARIABLE ANNUITY PRODUCTS

We have certain variable annuity products with GWB and GIB features that are embedded derivatives. Certain features of these guarantees, notably our GIB and 4LATER(R) features, have elements of both insurance benefits accounted for under SOP 03-1 and embedded derivatives accounted for under SFAS 133 and SFAS 157. We weight these features and their associated reserves accordingly based on their hybrid nature. The change in fair value of the embedded derivatives flows through net income as realized gain (loss) on our Consolidated Statements of Income. As of December 31, 2008 and 2007, we had approximately $12.7 billion and $18.9 billion, respectively, of account values that were attributable to variable annuities with a GWB feature. As of December 31, 2008 and 2007, we had approximately $4.7 billion and $4.9 billion, respectively, of account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

We implemented a hedging strategy designed to mitigate the income statement volatility caused by changes in the equity markets, interest rates, and volatility associated with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts move in the opposite direction of changes in the value of the embedded derivatives of the GWB and GIB contracts subject to the hedging strategy. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

AVAILABLE-FOR-SALE SECURITIES

We own various debt securities that either: contain call options to exchange the debt security for other specified securities of the borrower, usually common stock; or contain call options to receive the return on equity-like indexes. These embedded derivatives have not been qualified for hedge accounting treatment under SFAS 133; therefore, the change in fair value of the embedded derivatives flows through net investment income on our Consolidated Statements of Income.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or non-performance risk. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We and LNC are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of the derivatives contract, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring us to post collateral upon significant downgrade. We do not believe the inclusion of termination or collateralization events pose any material threat to the liquidity position of any insurance subsidiary of the Company. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2008 and 2007, the exposure was $150 million and $169 million, respectively.

7. FEDERAL INCOME TAXES

The components of federal income tax expense (benefit) as reported on the Consolidated Statements of Income (in millions) were as follows:

                                                FOR THE YEARS ENDED
                                                   DECEMBER 31,
                                                -------------------
                                                 2008   2007   2006
                                                -----   ----   ----
Current                                         $(292)  $372   $244
Deferred                                          224    132    216
                                                -----   ----   ----
   Total federal income tax expense (benefit)   $ (68)  $504   $460
                                                =====   ====   ====

A reconciliation of the effective tax rate differences (dollars in millions) was as follows:

                                                  FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                                  -------------------
                                                   2008   2007   2006
                                                   ----   ----   ----
Tax rate of 35% times pre-tax income               $ 65   $610   $568
Effect of:
   Separate account dividend received deduction     (82)   (88)   (80)
   Tax credits                                      (25)   (22)   (21)
   Prior year tax return adjustment                 (34)   (14)   (25)
   Other items                                        8     18     18
                                                   ----   ----   ----
      Provision (benefit) for income taxes         $(68)  $504   $460
                                                   ====   ====   ====
   Effective tax rate                               N/M     29%    28%
                                                   ====   ====   ====

The effective tax rate is a ratio of tax expense over pre-tax income. Since the pre-tax income of $186 million resulted in a tax benefit of $68 million in 2008, the effective tax rate was not meaningful. The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax asset (liability) (in millions), which is included in other assets as of December 31, 2008, and other liabilities as of December 31, 2007, on our Consolidated Balance Sheets, was as follows:

                                                AS OF DECEMBER 31,
                                                ------------------
                                                   2008    2007
                                                   ----   -----
Current                                            $(66)  $(390)
Deferred                                            954    (239)
                                                   ----   -----
   Total federal income tax asset (liability)      $888   $(629)
                                                   ====   =====

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                           AS OF DECEMBER 31,
                                                           ------------------
                                                              2008     2007
                                                             ------   ------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds     $1,550   $1,904
Reinsurance deferred gain                                       190      244
Modco embedded derivative                                        --       74
Postretirement benefits other than pensions                      21        8
Compensation and benefit plans                                  135      175
Net unrealized loss on securities available-for-sale          2,142       --
Other investments                                               362       77
Ceding commission asset                                           5        7
Other                                                           102       55
                                                             ------   ------
      Total deferred tax assets                               4,507    2,544
                                                             ------   ------
DEFERRED TAX LIABILITIES
Deferred acquisition costs                                    1,992    1,436
Net unrealized gain on securities available-for-sale             --       40
Net unrealized gain on trading securities                        12       71
Present value of business in-force                            1,317      985
Modco embedded derivative                                         5       --
Other                                                           227      251
                                                             ------   ------
   Total deferred tax liabilities                             3,553    2,783
                                                             ------   ------
      Net deferred tax asset (liability)                     $  954   $ (239)
                                                             ======   ======

LNL and its affiliates, with the exception of JPL, JPFIC and JPLA as noted below, are part of a consolidated federal income tax filing with LNC. JPL filed a separate federal income tax return until its merger with LNL on April 2, 2007. JPFIC filed a separate federal income tax return until its merger into LNL on July 2, 2007. JPLA was part of a consolidated federal income tax filing with JPFIC until its merger with LNY on April 2, 2007.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. As of December 31, 2008 and 2007, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2008 and 2007.

As discussed in Note 2, we adopted FIN 48 on January 1, 2007. As of December 31, 2008 and 2007, $142 million and $134 million, of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2009 to range of none to $48 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                       FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                       -------------------
                                                           2008   2007
                                                           ----   ----
Balance at beginning-of-year                               $290   $272
   Increases for prior year tax positions                    16      5
   Decreases for prior year tax positions                   (46)    (1)
   Increases for current year tax positions                  20     21
   Decreases for current year tax positions                  (6)    (7)
   Decreases for settlements with taxing authorities         (8)    --
   Decreases for lapse of statute of limitations             (2)    --
                                                           ----   ----
      Balance at end-of-year                               $264   $290
                                                           ====   ====

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.

During the years ended December 31, 2008, 2007 and 2006, we recognized interest and penalty expense related to uncertain tax positions of $1 million, $19 million and $13 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $64 million and $64 million as of December 31, 2008 and 2007, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the third quarter of 2008, the IRS completed its examination for tax years 2003 and 2004 resulting in a proposed assessment. We believe a portion of the assessment is inconsistent with existing law are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition. We are currently under audit by the IRS for years 2005 and 2006. The Jefferson-Pilot subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former Jefferson-Pilot Corporation and its subsidiaries, the IRS is examining tax year ended April 2nd, 2006.

8. DAC, VOBA, AND DSI

During the fourth quarter of 2008, we recorded a decrease to income totaling $262 million, for a reversion to the mean prospective unlocking of DAC, VOBA, and DSI as a result of significant and sustained declines in the equity markets during 2008. The pre-tax impact for these items is included within the prospective unlocking line items in the changes in DAC, VOBA, and DSI tables below.

Changes in DAC (in millions) were as follows:

                                                          FOR THE YEARS
                                                       ENDED DECEMBER 31,
                                                    ------------------------
                                                     2008     2007     2006
                                                    ------   ------   ------
Balance at beginning-of-year                        $5,765   $4,577   $3,676
   Cumulative effect of adoption of SOP 05-1            --      (31)      --
   Dividend of FPP                                      --     (246)      --
   Reinsurance ceded to LNBAR                         (230)      --       --
   Deferrals                                         1,811    2,002    1,479
   Amortization, net of interest:
      Prospective unlocking -- assumption changes     (368)      27       (9)
      Prospective unlocking -- model refinements        44      (49)      (2)
      Retrospective unlocking                         (120)      64       35
      Other amortization, net of interest             (704)    (753)    (635)
   Adjustment related to realized gains on
      available-for-sale securities and
      derivatives                                      129       78      (53)
   Adjustment related to unrealized losses on
      available-for-sale securities and
      derivatives                                    1,094       96       86
                                                    ------   ------   ------
         Balance at end-of-year                     $7,421   $5,765   $4,577
                                                    ======   ======   ======

Changes in VOBA (in millions) were as follows:

                                                          FOR THE YEARS
                                                       ENDED DECEMBER 31,
                                                    ------------------------
                                                     2008     2007     2006
                                                    ------   ------   ------
Balance at beginning-of-year                        $2,809   $3,032   $  742
   Cumulative effect of adoption of
      SOP 05-1                                          --      (35)      --
   Business acquired                                    --       14    2,478
   Deferrals                                            40       46       96
   Amortization, net of interest:
      Prospective unlocking -- assumption changes       (7)      13        5
      Prospective unlocking -- model refinements         6       (2)      --
      Retrospective unlocking                          (38)      13        6
      Other amortization                              (335)    (421)    (349)
   Accretion of interest                               116      125      111
   Adjustment related to realized gains (losses)
      on available-for-sale securities and
      derivatives                                       98       --       (9)
   Adjustment related to unrealized gains
      (losses) on available-for-sale securities
      and derivatives                                1,074       24      (48)
                                                    ------   ------   ------
         Balance at end-of-year                     $3,763   $2,809   $3,032
                                                    ======   ======   ======

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2008, was as follows:

2009         $  258
2010            241
2011            209
2012            192
2013            175
Thereafter    1,626
             ------
   Total     $2,701
             ======

Changes in DSI (in millions) were as follows:

                                                      FOR THE YEARS
                                                   ENDED DECEMBER 31,
                                                   ------------------
                                                   2008   2007   2006
                                                   ----   ----   ----
Balance at beginning-of-year                       $279   $194   $129
   Cumulative effect of adoption of SOP 05-1         --     (3)    --
   Deferrals                                         96    116     86
   Amortization, net of interest:
      Prospective unlocking -- assumption changes   (37)     2      1
      Prospective unlocking -- model refinements     --     (1)    --
      Retrospective unlocking                        (6)     1      3
      Other amortization, net of interest           (28)   (35)   (22)
   Adjustment related to realized gains (losses)
      on available-for-sale securities and
      derivatives                                     6      5     (3)
                                                   ----   ----   ----
         Balance at end-of-year                    $310   $279   $194
                                                   ====   ====   ====

9. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Income, excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                                        FOR THE YEARS
                                                      ENDED DECEMBER 31,
                                                 ---------------------------
                                                   2008      2007      2006
                                                 -------   -------   -------
Direct insurance premiums and fees               $ 5,853   $ 5,645   $ 4,587
Reinsurance assumed                                   18        12         8
Reinsurance ceded                                 (1,056)   (1,063)   (1,021)
                                                 -------   -------   -------
   Total insurance premiums and fees, net        $ 4,815   $ 4,594   $ 3,574
                                                 =======   =======   =======
Direct insurance benefits                        $ 4,245   $ 3,579   $ 2,662
Reinsurance recoveries netted against benefits    (1,600)   (1,249)     (904)
                                                 -------   -------   -------
   Total benefits, net                           $ 2,645   $ 2,330   $ 1,758
                                                 =======   =======   =======

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 25, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 50% to 55% of the mortality risk on newly issued non-term life insurance contracts and approximately 40% to 45% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed and VUL insurance contracts. Additionally, the retention per single insured life for term life insurance and for corporate owned life insurance is $2 million for each type of insurance. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2008, the reserves associated with these reinsurance arrangements totaled $1.1 billion. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $4.2 billion as of December 31, 2008. Swiss Re has funded a trust, with a balance of $1.9 billion as of December 31, 2008, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivatives as of December 31, 2008, included $1.8 billion and $26 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain in the liability section of our Consolidated Balance Sheets in accordance with the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration

Contracts" ("SFAS 113"). The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. During 2008, 2007 and 2006 we amortized $50 million, $55 million and $49 million, after-tax, respectively, of deferred gain on the sale of the reinsurance operation.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on our Consolidated Balance Sheets as of December 31, 2008, may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under SFAS 113 the Company would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, we would record a corresponding increase in reinsurance recoverable from Swiss Re. However, SFAS 113 does not permit us to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, we would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. We would not transfer any cash to Swiss Re as a result of these developments.

In the second quarter of 2007, we recognized increased reserves on the business sold and recognized a deferred gain that is being amortized into income at the rate that earnings are expected to emerge within a 15 year period. This adjustment resulted in a non-cash charge of $13 million, after-tax, to increase reserves, which was partially offset by a cumulative "catch-up" adjustment to the deferred gain amortization of $5 million, after-tax, for a total decrease to net income of $8 million. The impact of the accounting for reserve adjustments related to this reinsurance treaty is excluded from our definition of income from operations.

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                               FOR THE YEAR ENDED DECEMBER 31, 2008
                          ---------------------------------------------
                          BALANCE AT     PURCHASE               BALANCE
                          BEGINNING-    ACCOUNTING   DIVIDEND   AT END-
                            OF-YEAR    ADJUSTMENTS    OF FPP    OF-YEAR
                          ----------   -----------   --------   -------
Retirement Solutions:
   Annuities                $1,046        $ (6)         $--      $1,040
   Defined Contribution         20          --           --          20
Insurance Solutions:
   Life Insurance            2,199         (13)                   2,186
   Group Protection            274          --           --         274
                            ------        ----          ---      ------
      Total goodwill        $3,539        $(19)         $--      $3,520
                            ======        ====          ===      ======

                               FOR THE YEAR ENDED DECEMBER 31, 2007
                          ---------------------------------------------
                          BALANCE AT     PURCHASE               BALANCE
                          BEGINNING-    ACCOUNTING   DIVIDEND   AT END-
                            OF-YEAR    ADJUSTMENTS    OF FPP    OF-YEAR
                          ----------   -----------   --------   -------
Retirement Solutions:
   Annuities                $1,032         $14          $--      $1,046
   Defined Contribution         20          --           --          20
Insurance Solutions:
   Life Insurance            2,181          20           (2)      2,199
   Group Protection            281          (7)          --         274
                            ------         ---          ---      ------
      Total goodwill        $3,514         $27          $(2)     $3,539
                            ======         ===          ===      ======

The purchase accounting adjustments above relate to income tax deductions recognized when stock options attributable to mergers were exercised or the release of unrecognized tax benefits acquired through mergers.

We performed a Step 1 goodwill impairment analysis on all of our reporting units, which utilized primarily a discounted cash flow valuation technique. The discounted cash flow analysis required us to make judgments about revenues, earnings projections, growth rates and discount rates. We also considered other valuation techniques such as an analysis of peer companies and market participants. In the valuation process, we gave consideration to the current economic and market conditions. We also updated our October 1 analysis of goodwill impairment to reflect fourth quarter results and forecasts as of December 31, 2008, due to sharp declines in the equity markets and our stock price in the fourth quarter. In determining the estimated fair value of our reporting units, we incorporated consideration of discounted cash flow calculations, peer company price-to-earnings multiples, the level of our own share price and assumptions that market participants would make in valuing our reporting units. Our fair value estimations were based primarily on an in-depth analysis of future cash flows and relevant discount rates, which considered market participant inputs (income approach).

All of our reporting units passed the Step 1 analysis. While the Step 1 analysis of our Insurance Solutions - Life reporting unit indicated that its fair value exceeded its carrying value, the margin above carrying value was relatively small. Therefore, we concluded that we should perform additional analysis for our Insurance Solutions - Life reporting unit under the Step 2 requirements of SFAS 142. In our Step 2 analysis, we estimated the implied fair value of the reporting unit's goodwill as determined by allocating the reporting unit's fair value determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test by performing a hypothetical purchase price allocation as if the reporting unit had been acquired for its estimated fair value on that date. We utilized very detailed forecasts of cash flows and market observable inputs in determining a fair value of the net assets for each of the reporting units similar to what would be estimated in a business combination between market participants. The implied fair value of goodwill for Insurance Solutions - Life was higher than its carrying amount; therefore, the goodwill for this reporting unit was not impaired.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                                AS OF DECEMBER 31,
                                                -------------------------------------------------
                                                          2008                      2007
                                                -----------------------   -----------------------
                                                  GROSS                     GROSS
                                                CARRYING    ACCUMULATED   CARRYING    ACCUMULATED
                                                 AMOUNT    AMORTIZATION    AMOUNT    AMORTIZATION
                                                --------   ------------   --------   ------------
Individual Markets -- Life Insurance:
   Sales force                                    $100          $11         $100          $ 7
Retirement Solutions -- Defined Contribution:
   Mutual fund contract rights(1)                    3           --            3           --
                                                  ----          ---         ----          ---
      Total                                       $103          $11         $103          $ 7
                                                  ====          ===         ====          ===

----------
(1)  No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2008 was as follows:

2009         $ 4
2010           4
2011           4
2012           4
2013           4
Thereafter    69
             ---
   Total     $89
             ===

11. GUARANTEED BENEFIT FEATURES

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of GDB, GWB and GIB features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

Certain features of these guarantees are considered embedded derivatives and are recorded in future contract benefits on our Consolidated Balance Sheets at fair value under SFAS 133 and SFAS 157. Other guarantees that are not considered embedded derivatives meet the criteria as insurance benefits and are accounted for under the valuation techniques included in SOP 03-1. Still other guarantees contain characteristics of both an embedded derivative and an insurance benefit and are accounted for under an approach that weights these features and their associated reserves accordingly based on their hybrid nature. Effective January 1, 2008, we adopted SFAS 157, which affected the valuation of our embedded derivatives. See Note 22 for details on the adoption of SFAS 157. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in fair value of the embedded derivatives. The net impact of these changes is reported as guaranteed living benefits ("GLB"), which is reported as a component of realized gain (loss) on our Consolidated Statements of Income and is discussed in Note 16.

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                            AS OF DECEMBER 31,
                                           -------------------
                                             2008       2007
                                           --------   --------
RETURN OF NET DEPOSITS
Total account value                         $33,907    $44,833
Net amount at risk(1)                         6,337         93
Average attained age of contract holders   56 years   55 years
MINIMUM RETURN
Total account value                         $   191    $   355
Net amount at risk(1)                           109         25
Average attained age of contract holders   68 years   68 years
Guaranteed minimum return                         5%         5%
ANNIVERSARY CONTRACT VALUE
Total account value                         $16,950    $25,537
Net amount at risk(1)                         8,402        359
Average attained age of contract holders   65 years   64 years

----------
(1) Represents the amount of death benefit in excess of the account balance. The increase in net amount of risk when comparing December 31, 2008, to December 31, 2007, was attributable primarily to the decline in equity markets and associated reduction in the account values.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                    --------------------
                                    2008    2007    2006
                                    ----    ----    ----
Balance at beginning-of-year        $ 38     $23     $15
   Cumulative effect of adoption
      of SOP 05-1                     --      (4)     --
   Changes in reserves               312      25      14
   Benefits paid                     (73)     (6)     (6)
                                    ----     ---     ---
Balance at end-of-year              $277     $38     $23
                                    ====     ===     ===

The changes to the benefit reserves amounts above are reflected in benefits on our Consolidated Statements of Income.

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                    AS OF DECEMBER 31,
                                    ------------------
                                      2008       2007
                                    -------    -------
ASSET TYPE
Domestic equity                     $24,877    $44,982
International equity                  9,204      8,076
Bonds                                 6,701      8,034
Money market                          5,802      6,545
                                    -------    -------
   Total                            $46,584    $67,637
                                    =======    =======
Percent of total variable annuity
  separate account values                99%        97%

Future contract benefits also include reserves for our products with secondary guarantees for our products sold through our Insurance Solutions - Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 34% of permanent life insurance in force as of December 31, 2008 and approximately 68% of sales for these products in 2008.

12. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                         AS OF DECEMBER 31,
                                         ------------------
                                            2008     2007
                                          -------  -------
Account values and other contract
   holder funds                           $57,875  $56,668
Deferred front-end loads                      948      768
Contract holder dividends payable             498      524
Premium deposit funds                         109      113
Undistributed earnings on participating
   business                                    11       95
                                          -------  -------
      Total other contract holder funds   $59,441  $58,168
                                          =======  =======

As of December 31, 2008 and 2007, participating policies comprised approximately 1.4% and 1.5%, respectively, of the face amount of insurance in force, and dividend expenses were $92 million for the year ended December 31, 2008 and $85 million for the years ended December 31, 2007 and 2006, respectively.

13. SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                     AS OF DECEMBER 31,
                                     ------------------
                                        2008     2007
                                       ------   ------
Short-term debt(1)                     $    4   $   18
Note due LNC, due 2009                     --      155
                                       ------   ------
   Total short-term debt               $    4   $  173
                                       ======   ======
Long-term debt:
   Note due LNC, due 2010              $  155   $   --
   LIBOR + 0.03% note, due 2017           250       --
   LIBOR + 1.00% note, due 2037           375      375
   Surplus Notes due LNC:
      9.76% surplus note, due 2024         50       50
      6.56% surplus note, due 2028        500      500
      6.03% surplus note, due 2028        750      750
                                       ------   ------
         Total surplus notes            1,300    1,300
                                       ------   ------
            Total long-term debt       $2,080   $1,675
                                       ======   ======

----------
(1)  The short-term debt represents short-term notes payable to LNC.

A consolidated subsidiary of LNL issued two notes for a combined amount not to exceed $250 million to LNC in 2006. The notes called for us to pay the principal amount of the notes on or before September 30, 2008 and interest to be paid monthly at a rate equal to the Federal Reserve Board's 30 day AA- financial commercial paper rate plus ten basis points. As of December 31, 2006, $139 million had been advanced to us and was classified as long-term debt. During 2007, $16 million was borrowed, bringing the outstanding balance to $155 million, which was classified as short-term debt. During the third quarter of 2008, the notes were extended and are now due on September 30, 2010. The notes are now classified as long-term debt.

In the third quarter of 2008, LNL made an investment of $19 million in the Federal Home Loan Bank of Indianapolis ("FHLBI"), a AAA-rated entity. This relationship provides us with another source of liquidity as an alternative to commercial paper and repurchase agreements as well as provides funding at comparatively low borrowing rates. We are allowed to borrow up to 20 times the amount of our common stock investment in FHLBI. All borrowings from the FHLBI are required to be secured by certain investments owned by LNL. As of December 31, 2008, based on our common stock investment, we had borrowing capacity of up to approximately $378 million from FHLBI. We also had a $250 million floating-rate term loan outstanding under the facility due June 20, 2017, which may be prepaid beginning June 20, 2010.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037 and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

During 2007, our surplus note for $50 million to HARCO Capital Corporation was transferred to LNC. This note calls for us to pay the principal amount of the note on or before September 30, 2024 and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part twice per year. Any payment of interest or repayment of principal may be paid only if we have obtained the prior written approval of the Indiana Insurance Commissioner, have adequate earned surplus funds for such payment and if such payment would not cause us to violate the statutory capital requirements as set forth in the General Statutes of Indiana.

We issued a surplus note for $500 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

14. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Federal and state regulators continue to focus on issues relating to fixed and variable insurance products, including, but not limited to, suitability, replacements and sales to seniors. Like others in the industry, we have received inquiries including requests for information regarding sales to seniors from the Financial Industry Regulatory Authority, and we have responded to these inquiries. We continue to cooperate fully with such authority.

In the ordinary course of its business, LNL and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of LNL. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

COMMITMENTS

LEASES

We lease our home office in Fort Wayne, Indiana through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide us with the right of first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. We also have the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of 5 years each in accordance with the lease agreement. In 2007, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2013.

Total rental expense on operating leases for the years ended December 31, 2008, 2007 and 2006 was $49 million, $56 million and $53 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2008 were as follows:

2009         $ 50
2010           38
2011           33
2012           26
2013           21
Thereafter    107
             ----
             $275
   Total     ====

INFORMATION TECHNOLOGY COMMITMENT

In February 1998, LNC signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, LNC completed renegotiations and extended the contract through February 2010. Annual costs are dependent on usage but are expected to be approximately $9 million.

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2008, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity product offered in our Retirement Solutions - Annuities segment is significant to this segment. The American Legacy Variable Annuity product accounted for 37%, 46% and 48% of Retirement Solutions - Annuities' variable annuity product deposits in 2008, 2007 and 2006, respectively and represented approximately 62%, 66% and 67% of our total Retirement Solutions - Annuities' variable annuity product account values as of December 31, 2008, 2007 and 2006. In addition, fund choices for certain of our other variable annuity products offered in our Retirement Solutions - Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Retirement Solutions
- Annuities segment, AFIS funds accounted for 44%, 55% and 58% of variable annuity product deposits in 2008, 2007 and 2006 respectively and represented 70%, 75% and 75% of the segment's total variable annuity product account values as of December 31, 2008, 2007 and 2006, respectively.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $6 million and $4 million as of December 31, 2008 and 2007, respectively.

GUARANTEES

We have guarantees with off-balance-sheet risks having contractual values of $1 million and $2 million as of December 31, 2008 and 2007, respectively, whose contractual amounts represent credit exposure. We have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. We have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default by borrowers, we have recourse to the underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to us. These guarantees expire in 2009. Our assessment of the off-balance-sheet risk was based upon the borrower's credit rating of Baa1.

TAX MATTERS

Changes to the Internal Revenue Code, administrative rulings or court decisions could increase our effective tax rate. In this regard, on August 16, 2007, the Internal Revenue Service ("IRS") issued a revenue ruling that purports, among other things, to modify the calculation of the separate account dividends received deduction received by life insurance companies. Subsequently, the IRS issued another revenue ruling that suspended the August 16, 2007, ruling and announced a new regulation project on the issue. See Note 7 for the impact of the separate account dividends received deduction on our effective tax rate.

15. STOCKHOLDER'S EQUITY

STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                        ----------------------
                                          2008     2007   2006
                                        -------   -----   ----
UNREALIZED GAINS ON
   AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-year            $    76   $ 421   $452
Other comprehensive income (loss):
   Unrealized holding losses arising
      during the year                    (7,316)   (871)   (96)
   Change in DAC, VOBA and
      other contract holder funds         2,522     177     29
   Income tax benefit                     1,703     243     23
   Change in foreign currency
      exchange rate adjustment              (66)     18      5
   Less:
      Reclassification adjustment for
         gains (losses) included in
         net income                      (1,042)   (164)    24
      Associated amortization of
         DAC, VOBA, DSI, DFEL
         and changes in other
         contract holder funds              244      29    (37)
      Income tax benefit                    279      47      5
                                        -------   -----   ----
            Balance at end-of-year      $(2,562)  $  76   $421
                                        =======   =====   ====

                                        FOR THE YEARS ENDED
                                            DECEMBER 31,
                                        -------------------
                                         2008   2007   2006
                                         ----   ----   ----
UNREALIZED GAINS ON
   DERIVATIVE INSTRUMENTS
Balance at beginning-of-year             $(19)  $ (9)  $  7
Other comprehensive income (loss):
   Unrealized holding gains arising
      during the year                     (42)    14    (22)
   Change in DAC, VOBA and
      other contract holder funds         (36)    (6)     1
   Income tax (expense) benefit            27     11      2
   Change in foreign currency
      exchange rate adjustment              1    (30)     4
   Less:
      Reclassification adjustment for
         gains (losses) included in
         net income                       (83)    (2)     2
      Associated amortization of
         DAC, VOBA, DSI, DFEL
         and changes in other
         contract holder funds             --      1     --
      Income tax (expense) benefit         29     --     (1)
                                         ----   ----   ----
            Balance at end-of-year       $(15)  $(19)  $ (9)
                                         ====   ====   ====
MINIMUM PENSION LIABILITY
   ADJUSTMENT
Balance at beginning-of-year             $ --   $ --   $ (6)
Other comprehensive income (loss):
   Adjustment arising during the year      --     --      6
                                         ----   ----   ----
         Balance at end-of-year          $ --   $ --   $ --
                                         ====   ====   ====
FUNDED STATUS OF EMPLOYEE
   BENEFIT PLANS
Balance at beginning-of-year             $ (4)  $  4    $--
Other comprehensive income (loss):
   Adjustment arising during the
      year                                (45)   (13)    --
   Income tax benefit                      17      5     --
    Adjustment for adoption of
      SFAS 158, net of tax                 --     --      4
                                         ----   ----   ----
            Balance at end-of-year       $(32)  $ (4)  $  4
                                         ====   ====   ====

16. REALIZED LOSS

Details underlying realized loss (in millions) reported on our Consolidated Statements of Income were as follows:

                                                         FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                       ----------------------
                                                        2008     2007    2006
                                                       -----    -----    ----
Total realized loss on investments and certain
   derivative instruments, excluding trading
   securities(1)                                       $(850)   $(114)   $ (5)
Gain on certain reinsurance derivative/trading
   securities(2)                                           5        2       4
Indexed annuity net derivative results(3):
   Gross                                                  13      (17)     (2)
   Associated amortization expense of DAC, VOBA, DSI
      and DFEL                                            22        9       1
Guaranteed living benefits:
   Gross                                                   2      (36)    (16)
   Associated amortization expense of DAC, VOBA, DSI
      and DFEL                                           (23)      28     (19)
Guaranteed death benefits(4):
   Associated amortization expense of DAC, VOBA, DSI
      and DFEL                                            --        1       2
                                                       -----    -----    ----
        Total realized (loss)                          $(831)   $(127)   $(35)
                                                       =====    =====    ====

----------
(1)  See "Realized Loss Related to Investments" section in Note 5 for detail.

(2) Represents changes in the fair value of total return swaps (embedded derivatives) related to various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements. Changes in the fair value of these derivatives are offset by the change in fair value of trading securities in the portfolios that support these arrangements.

(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products as required under SFAS 133 and 157. The year ended December 31, 2008, includes a $10 million gain from the initial impact of adopting SFAS 157.

(4) Represents the change in the fair value of the derivatives used to hedge our GDB riders.

17. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ---------------------------
                                        2008       2007      2006
                                       ------    -------    ------
Commissions                            $1,863    $ 2,051    $1,527
General and administrative expenses     1,282      1,246     1,093
DAC and VOBA deferrals and interest,
   net of amortization                   (445)    (1,065)     (735)
Other intangibles amortization              4          4         3
Taxes, licenses and fees                  200        192       158
Merger-related expenses                    50         92        27
                                       ------    -------    ------
      Total                            $2,954    $ 2,520    $2,073
                                       ======    =======    ======

All restructuring charges are included in underwriting, acquisition, insurance and other expenses within primarily Other Operations on our Consolidated Statements of Income in the year incurred and for the 2006 restructuring plan most such charges are included within merger-related expenses in the table above.

2008 RESTRUCTURING PLAN

Starting in December 2008, we implemented a restructuring plan in response to the current economic downturn and sustained market volatility, which focused on reducing expenses. These actions included the elimination of approximately 500 jobs across the Company. During the fourth quarter, we recorded a pre-tax charge of $8 million and expect to record additional pre-tax charges of approximately $7 million in 2009 for severance, benefits and related costs associated with the plan for workforce reduction and other restructuring actions. We expect to complete the plan by the end of 2009.

2006 RESTRUCTURING PLAN

Upon completion of the merger with Jefferson-Pilot, we implemented a restructuring plan relating to the integration of our legacy operations with those of Jefferson-Pilot. The realignment will enhance productivity, efficiency and scalability while positioning us for future growth.

Details underlying reserves for restructuring charges (in millions) were as follows:

                                                      TOTAL
                                                      -----
Restructuring reserve at December 31, 2007             $  2
Amounts incurred in 2008
   Employee severance and termination benefits            2
   Other                                                 --
                                                       ----
      Total 2008 restructuring charges                    2
Amounts expended in 2008                                 (3)
                                                       ----
         Restructuring reserve at December 31, 2008    $  1
                                                       ====
Additional amounts expended in 2008 that do not
   qualify as restructuring charges                    $ 48
Total expected costs                                    190
Expected completion date: 4th Quarter 2009

The total expected costs include both restructuring charges and additional expenses that do not qualify as restructuring charges that are associated with the integration activities. Merger integration costs relating to employee severance and termination benefits of $13 million were included in other liabilities on our Consolidated Balance Sheets in the purchase price allocation. In the first quarter of 2007, an additional $9 million was recorded to goodwill and other liabilities as part of the final adjustment to the purchase price allocation related to employee severance and termination benefits.

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC maintains qualified funded defined benefit pension plans in which many of our employees, including those of LNL, are participants. LNC also maintains non-qualified, unfunded defined benefit pension plans for certain employees, and certain employees and certain retired employees of acquired companies. In addition, for certain employees LNC has supplemental retirement plans that provide defined pension benefits in excess of limits imposed by federal tax law. All of LNC's U.S. defined benefit pension plans were "frozen" as of either December 31, 1994, or December 31, 2007, or earlier. For their frozen plans, there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service or date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. Under the cash balance formula benefits are stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest Credits continue until the employee's benefit is paid.

LNC also sponsors voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide employee benefits and also are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors, including years of service and year of retirement. Effective January 1, 2008, the postretirement plan providing benefits to former employees of Jefferson-Pilot was amended such that only employees who had attained age 55 with a minimum of 10 years of service by December 31, 2007, and who later retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our defined benefit plan asset activity and defined benefit plan obligations was as follows:

                                                           AS OF AND FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                        -----------------------------------
                                                         2008      2007      2008      2007
                                                        -----     -----     -----     -----
                                                                                 OTHER
                                                            PENSION          POSTRETIREMENT
                                                            BENEFITS            BENEFITS
                                                        ---------------     ---------------
CHANGE IN PLAN ASSETS
Fair value at beginning-of-year                         $ 140     $ 141     $  --     $  --
Actual return on plan assets                              (31)        8        --        --
Company and participant contributions                      --        (1)        2         2
Benefits paid                                              (8)       (8)       (2)       (2)
                                                        -----     -----     -----     -----
   Fair value at end-of-year                              101       140        --        --
                                                        -----     -----     -----     -----
CHANGE IN BENEFIT OBLIGATION
Balance at beginning-of-year                              116       117        14        19
Interest cost                                               7         7         1         1
Plan participants' contributions                           --        --         1         1
Actuarial (gains) losses                                   --        --        --        (4)
Benefits paid                                              (8)       (8)       (2)       (3)
                                                        -----     -----     -----     -----
   Balance at end-of-year                                 115       116        14        14
                                                        -----     -----     -----     -----
      Funded status of the plans                        $ (14)    $  24     $ (14)    $ (14)
                                                        =====     =====     =====     =====
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                            $   5     $  25     $  --     $  --
Other liabilities                                         (19)       (1)      (14)      (14)
                                                        -----     -----     -----     -----
   Net amount recognized                                $ (14)    $  24     $ (14)    $ (14)
                                                        =====     =====     =====     =====
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                         $  35     $   8     $  (3)    $  (4)
                                                        -----     -----     -----     -----
   Net amount recognized                                $  35     $   8     $  (3)    $  (4)
                                                        =====     =====     =====     =====
RATE OF INCREASE IN COMPENSATION
Salary continuation plan                                  N/A      4.00%      N/A      0.00%
All other plans                                           N/A      4.00%     4.00%     4.00%
WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
   Weighted-average discount rate                        6.00%     6.08%     6.00%     6.00%
   Expected return on plan assets                        8.00%     8.00%     6.50%     6.50%
Net periodic benefit cost:
   Weighted-average discount rate                        6.00%     6.00%     6.00%     6.00%
   Expected return on plan assets                        8.00%     8.00%     6.50%     6.50%

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the plan's target plan allocation. LNC reevaluates this assumption at an interim date each plan year. For 2009, our expected return on plan assets for the U.S. pension plan will be 8%.

The calculation of the accumulated postretirement benefits obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) was as follows:

                                                     AS OF DECEMBER 31,
                                                     ------------------
                                                     2008   2007   2006
                                                     ----   ----   ----
Health care cost trend rate                           N/A     12%    12%
Pre-65 health care cost trend rate                     10%   N/A    N/A
Post-65 health care cost trend rate                    12%   N/A    N/A
Ultimate trend rate                                     5%     5%     5%
Year that the rate reaches the ultimate trend rate   2019   2018   2017

In order to improve the measurement of the heath care trend rate with industry trends and practice, we separated our trend rate to assess the pre-65 and post-65 populations separately for the year ended December 31, 2008. LNC expects the health care cost trend rate for 2009 to be 10% for pre-65 and 13% for the post-65 population. The health care cost trend rate assumption is a key percentage that affects the amounts reported. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components of less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                 AS OF DECEMBER 31,
                                 -----------------
                                    2008   2007
                                    ----   ----
Accumulated benefit obligation       $91    $ 1
Projected benefit obligation          91      1
Fair value of plan assets
                                      72     --

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net defined benefit pension plan and postretirement benefit plan expense (in millions) were as follows:

                                                   FOR THE YEARS ENDED DECEMBER 31,
                                             ------------------------------------------
                                                                   OTHER POSTRETIREMENT
                                               PENSION BENEFITS          BENEFITS
                                             -------------------   --------------------
                                             2008    2007   2006    2008   2007   2006
                                             ----   -----   ----    ----   ----   ----
Interest cost                                $  7    $  7    $ 6     $ 1    $ 1    $ 1
Expected return on plan assets                (11)    (11)    (9)     --     --     --
Recognized net actuarial (gain) loss            1      --      1      (1)    (1)    --
                                             ----    ----    ---     ---    ---    ---
   Net periodic benefit expense (recovery)   $ (3)   $ (4)   $(2)    $--    $--    $ 1
                                             ====    ====    ===     ===    ===    ===

For 2009, the estimated amount of amortization from accumulated OCI into net periodic benefit expense related to net actuarial (gains) losses is expected to be approximately a $5 million loss for our pension benefit plan and approximately an $1 million gain for our postretirement benefit plan.

PLAN ASSETS

Our pension plan asset allocations by asset category based on estimated fair values were as follows:

                               AS OF
                            DECEMBER 31,
                            ------------     TARGET
                             2008   2007   ALLOCATION
                             ----   ----   ----------
Domestic large cap equity      32%    37%      35%
International equity           14%    15%      15%
Fixed income securities        53%    48%      50%
Cash and cash equivalents       1%     0%       0%
                              ---    ---
   Total                      100%   100%
                              ===    ===

The primary investment objective for the assets related to our U.S. defined benefit pension plan is for capital appreciation with an emphasis on avoiding undue risk. Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed income securities and other asset classes the investment managers deem prudent. Three- and five-year time horizons are utilized as there are inevitably short-run fluctuations, which will cause variations in investment performance.

Our defined benefit plan assets have been combined into a master retirement trust where a variety of qualified managers, with Northern Trust as the manager of managers, are expected to rank in the upper 50% of similar funds over the three-year periods and above an appropriate index over five-year periods. Managers are monitored for adherence to approved investment policy guidelines, changes in material factors and legal or regulatory actions. Managers not meeting these criteria will be subject to additional due diligence review, corrective action or possible termination.

We currently target asset weightings as follows: domestic equity allocations (32%) are split into large cap growth (14%), large cap value (14%) and small cap (4%); international equity; and fixed income allocations are weighted between core fixed income and long-term bonds. The performance of the pension trust assets is monitored on a quarterly basis relative to the plan's objectives. The performance of the trust is measured against the following indices: Russell 1000 Index; Morgan Stanley Capital International Europe, Australia and Far East Index; and Lehman Brothers Aggregate Bond Index. We review this investment policy on an annual basis.

Prior to 2007, our plan assets were principally managed by LNC's Investment Management segment. During the last quarter of 2007, the management of the equity portion of these plan assets was transferred to third-party managers. LNC's Investment Management segment continues to manage the plan's fixed income securities, which comprise approximately 50% of plan assets.

PLAN CASH FLOWS

It is LNC's practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended. In accordance with such practice, no contributions were made nor required for the years ended December 31, 2008 or 2007. No contributions are required nor expected to be made in 2009.

LNC expects the following benefit payments (in millions):

                    PENSION PLANS       POSTRETIREMENT PLANS
                --------------------   ---------------------
                  U.S.                                NOT
                DEFINED   REFLECTING              REFLECTING
                BENEFIT    MEDICARE    MEDICARE    MEDICARE
                PENSION     PART D      PART D      PART D
                 PLANS      SUBSIDY     SUBSIDY     SUBSIDY
                -------   ----------   --------   ----------
2009              $ 8         $2          $--         $2
2010                9          2           --          2
2011                9          2           --          2
2012                9          2           --          2
2013                9          2           --          2
Following
   Five Years
   Thereafter      46          6           (1)         7

19. 401(k), MONEY PURCHASE AND PROFIT SHARING PLANS

LNC sponsors a contributory defined contribution plan or a 401(k) plan for our eligible employees, including those of LNL. LNL sponsors a number of contributory defined plans for agents only. These plans include a 401(k) plan for eligible agents and a defined contribution money purchase plan for eligible agents of the former Jefferson-Pilot. LNL also sponsor a money purchase plan for LNL agents that was frozen in 2004.

LNC or LNL makes contributions and matching contributions to each of the active plans in accordance with the plan document and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended.

The expenses (in millions) for the 401(k) and profit sharing plans were as follows:

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                         2008   2007   2006
                                                         ----   ----   ----
Total expenses for the 401(k) and profit sharing plans    $54    $31    $22

DEFERRED COMPENSATION PLANS

LNC sponsors separate non-qualified unfunded, deferred compensation plans for certain of our employees, including those of LNL. LNL sponsors non-qualified unfunded, deferred compensation plan for certain agents.

Liabilities (in millions) with respect to these deferred compensation plans were as follows:

                    AS OF DECEMBER 31,
                    ------------------
                        2008   2007
                        ----   ----
Total liabilities       $132   $137

THE DEFERRED COMPENSATION PLAN FOR CERTAIN U.S. EMPLOYEES

Certain U.S. employees may participate in the Deferred Compensation & Supplemental/Excess Retirement Plan (the "DC SERP"). All participants may elect to defer payment of a portion of their compensation as defined by the plan. DC SERP participants may select from a menu of "phantom" investment options (identical to those offered under our qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the DC SERP, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in accordance with the plan document, which is similar to our 401(k) plans. Expenses (in millions) for this plan were as follows:

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                          -------------------
                                           2008   2007   2006
                                           ----   ----   ----
Employer matching contributions              $5    $ 1    $ 4
Increase in measurement of liabilities,
   net of LNC total return swap               1     10     13
                                            ---    ---    ---
   Total DC SERP expenses                    $6    $11    $17
                                            ===    ===    ===

The terms of the DC SERP provide that plan participants who select our stock as the measure for their investment return will receive shares of LNC stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of our stock do not affect the expenses associated with this portion of the deferred compensation plan.

DEFERRED COMPENSATION PLANS FOR CERTAIN AGENTS

LNL also sponsors a deferred compensation plan for certain eligible agents. Plan participants receive contributions based on their earnings. Plan participants may select from a menu of "phantom" investment options used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNL agents invest in phantom investments that mirror those offered to qualified plan participants. Jefferson-Pilot agents invest in a different line up of "phantom" investments. Expenses (in millions) for this plan were as follows:

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                          -------------------
                                           2008   2007   2006
                                           ----   ----   -----
Employer matching contributions              $2     $3    $--
Increase in measurement of liabilities,
   net of LNC total return swap               2      5      8
                                            ---    ---    ---
   Total expenses for certain agents         $4     $8     $8
                                            ===    ===    ===

20. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, SARs, restricted stock awards, performance shares (performance-vested shares as opposed to time-vested shares) and deferred stock units - also referred to as "restricted stock units." LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                         FOR THE YEARS ENDED
                             DECEMBER 31,
                         -------------------
                          2008   2007   2006
                          ----   ----   ----
Stock options              $ 8    $10    $ 3
Shares                       2      3     19
Cash awards                 --     --      1
SARs                         4      5     (1)
Restricted stock             5      6      1
                           ---    ---    ---
   Total                   $19    $24    $23
                           ===    ===    ===
Recognized tax benefit     $ 7    $ 8    $ 8

21. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

Specified statutory information (in millions) was as follows:

                      AS OF DECEMBER 31,
                      ------------------
                         2008     2007
                        ------   ------
Capital and surplus     $4,600   $5,000

                    FOR THE YEARS ENDED
                        DECEMBER 31,
                    -------------------
                     2008   2007   2006
                    -----   ----   ----
Net income (loss)   $(261)  $971   $299
Dividends to LNC      400    770    568

The decline in statutory net income in 2008 from that of 2007 was primarily due to a significant increase in realized losses on investments combined with reserve strain due to deteriorating market conditions throughout 2008.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York and the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana. We also have several accounting practices permitted by the states of domicile that differ from those found in NAIC SAP. Specifically, these are the use of a more conservative valuation interest rate on certain annuities as of December 31, 2008 and 2007, the use of less conservative mortality tables on certain life insurance products as of December 31, 2008, and a less conservative standard in determining the admitted amount of deferred tax assets as of December 31, 2008. The effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                            AS OF DECEMBER 31,
                                            ------------------
                                                2008   2007
                                                ----   ----
Calculation of reserves using the Indiana
   universal life method                        $289   $246
Calculation of reserves using
   continuous CARVM                              (10)   (10)
Conservative valuation rate on certain
   variable annuities                            (12)   (14)
Less conservative mortality tables on
   certain life insurance products                16     --
Less conservative standard in determining
   the amount of deferred tax assets             298     --

A new statutory reserving standard (commonly called "VACARVM") has been developed by the NAIC replacing current statutory reserve practices for variable annuities with guaranteed benefits, such as GWBs. The effective date for VACARVM is December 31, 2009. Based upon the level of variable annuity account values as of December 31, 2008, we estimate that VACARVM would have decreased our statutory capital by $125 to $175 million. The actual impact of the adoption will be dependent upon account values and conditions that exist as of December 31, 2009. We plan to utilize existing affiliate reinsurance structures, as well as pursue additional third-party reinsurance arrangements, to lessen any negative impact on statutory capital and dividend capacity. However, additional statutory reserves could lead to lower risk-based capital ("RBC") ratios and potentially reduce future dividend capacity from our insurance subsidiaries.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and the payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC within the statutory limitations without prior approval of the Indiana Insurance Commissioner (the "Commissioner"). The current statutory limitation is the greater of 10% of the insurer's policyholders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous twelve months. If a proposed dividend, along with all other dividends paid within the preceding twelve consecutive months exceeds the statutory limitation, LNL must receive prior approval of the Commissioner to pay such dividend. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNC is also the holder of surplus notes issued by LNL. The payment of principal and interest on the surplus notes to LNC must be approved by the Commissioner as well. LLANY is subject to similar, but not identical, regulatory restrictions as LNL with regard to the transfer of funds and the payment of dividends. We expect we could pay dividends of approximately $500 million in 2009 without prior approval from the respective insurance commissioners. However, if current conditions do not improve we believe this dividend capacity will decline.

22. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                                  AS OF DECEMBER 31,
                                                                      -----------------------------------------
                                                                              2008                  2007
                                                                      -------------------   -------------------
                                                                      CARRYING     FAIR     CARRYING     FAIR
                                                                        VALUE      VALUE      VALUE      VALUE
                                                                      --------   --------   --------   --------
ASSETS
Available-for-sale securities:
   Fixed maturities                                                   $ 46,489   $ 46,489   $ 53,405   $ 53,405
   Equity                                                                  139        139        134        134
Trading securities                                                       2,189      2,189      2,533      2,533
Mortgage loans on real estate                                            7,396      7,116      7,117      7,291
Derivative instruments                                                      60         60        172        172
Other investments                                                          948        948        986        986
Cash and invested cash                                                   2,594      2,594      1,395      1,395
LIABILITIES
Future contract benefits:
   Remaining guaranteed interest and similar contracts                    (252)      (252)      (619)      (619)
   Embedded derivative instruments -- living benefits (liabilities)
      contra liabilities                                                (2,904)    (2,904)      (229)      (229)
Other contract holder funds:
   Account value of certain investment contracts                       (21,893)   (22,338)   (21,173)   (20,515)
Reinsurance related derivative assets (liabilities)                        167        167       (102)      (102)
Short-term debt                                                             (4)        (4)      (173)      (173)
Long-term debt                                                          (2,080)    (1,503)    (1,675)    (1,569)
OFF-BALANCE-SHEET
Guarantees                                                                  --         (1)        --         (2)

See Note 1 for discussion of the methodologies and assumptions used to determine the fair value of financial instruments carried at fair value. The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price, or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS AND CASH AND INVESTED CASH

The carrying value of our assets classified as other investments and cash and invested cash on our Consolidated Balance Sheets approximates their fair value. Other investments include limited partnership and other privately held investments that are accounted for using the equity method of accounting.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

Future contract benefits and other contract holder funds on our Consolidated Balance Sheets include account values of investment contracts and certain guaranteed interest contracts. The fair value of the investment contracts is based on their approximate surrender value at the balance sheet date. The fair value for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations at the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

SHORT-TERM AND LONG-TERM DEBT

The fair value of long-term debt is based on quoted market prices or estimated using discounted cash flow analysis determined in conjunction with our incremental borrowing rate at the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

GUARANTEES

Our guarantees relate to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

See "Summary of Significant Accounting Policies" in Note 1 and "SFAS 157 - FAIR VALUE MEASUREMENTS" in Note 2 for discussions of the methodologies and assumptions used to determine the fair value of our financial instruments carried at fair value.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the SFAS 157 fair value hierarchy levels described in Note 2:

                                                                                 AS OF DECEMBER 31, 2008
                                                                    -------------------------------------------------
                                                                      QUOTED
                                                                      PRICES
                                                                    IN ACTIVE
                                                                     MARKETS
                                                                       FOR      SIGNIFICANT    SIGNIFICANT
                                                                    IDENTICAL    OBSERVABLE   UNOBSERVABLE     TOTAL
                                                                      ASSETS       INPUTS        INPUTS        FAIR
                                                                    (LEVEL 1)    (LEVEL 2)      (LEVEL 3)      VALUE
                                                                    ---------   -----------   ------------   --------
ASSETS
Investments:
   Available-for-sale securities:
      Fixed maturities                                                 $220      $ 42,977        $ 3,292     $ 46,489
      Equity                                                             41             5             93          139
   Trading securities                                                     2         2,110             77        2,189
   Derivative instruments                                                --           (18)            78           60
Cash and invested cash                                                   --         2,594             --        2,594
Separate account assets                                                  --        55,655             --       55,655
Reinsurance related derivative assets                                    --           167             --          167
                                                                       ----      --------        -------     --------
         Total assets                                                  $263      $103,490        $ 3,540     $107,293
                                                                       ====      ========        =======     ========
LIABILITIES
Future contract benefits:
   Remaining guaranteed interest and similar contracts                 $ --      $     --        $  (252)    $   (252)
   Embedded derivative instruments -- living benefits liabilities        --            --         (2,904)      (2,904)
                                                                       ----      --------        -------     --------
         Total liabilities                                             $ --      $     --        $(3,156)    $ (3,156)
                                                                       ====      ========        =======     ========

We did not have any assets or liabilities measured at fair value on a non-recurring basis as of December 31, 2008.

The following table summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This information excludes any impact of amortization on DAC, VOBA, DSI and DFEL. When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Certain securities trade in less liquid or illiquid markets with limited or no pricing information, and the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components (that is, components that are actively quoted or can be validated to market-based sources). The gains and losses in the table below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                                 FOR THE YEAR ENDED DECEMBER 31, 2008
                                                                   ---------------------------------------------------------------
                                                                                                     SALES,
                                                                                ITEMS              ISSUANCES,   TRANSFERS
                                                                              INCLUDED    GAINS    MATURITIES,    IN OR
                                                                   BEGINNING     IN     (LOSSES)  SETTLEMENTS,    OUT OF    ENDING
                                                                      FAIR       NET       IN        CALLS,      LEVEL 3,    FAIR
                                                                     VALUE     INCOME      OCI         NET        NET(1)    VALUE
                                                                   ---------  --------  --------  ------------  ---------  -------
Investments:
   Available-for-sale securities:
      Fixed maturities                                              $4,325     $  (170)  $(1,199)     $  52        $284    $ 3,292
      Equity                                                            54         (30)      (17)        86          --         93
   Trading securities                                                  107         (28)       --        (13)         11         77
   Derivative instruments                                              195        (237)       29         91          --         78
Future contract benefits:
   Remaining guaranteed interest and similar contracts                (389)         37        --        100          --       (252)
   Embedded derivative instruments -- living benefits liabilities     (279)     (2,476)       --       (149)         --     (2,904)
                                                                    ------     -------   -------      -----        ----    -------
         Total, net                                                 $4,013     $(2,904)  $(1,187)     $ 167        $295    $   384
                                                                    ======     =======   =======      =====        ====    =======

----------
(1) Transfers in or out of Level 3 for available-for-sale and trading securities are displayed at amortized cost at the beginning of the period. For available-for-sale and trading securities, the difference between beginning of period amortized cost and beginning of period fair value was included in OCI and earnings, respectively, in prior periods.

The following table provides the components of the items included in net income, excluding any impact of amortization on DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported in the table above:

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2008
                                                            ------------------------------------------------------------------
                                                                                             GAINS
                                                                                            (LOSSES)
                                                                                             FROM
                                                                                OTHER-       SALES,       UNREALIZED
                                                            (AMORTIZATION)      THAN-      MATURITIES,     HOLDING
                                                              ACCRETION,      TEMPORARY   SETTLEMENTS,      GAINS
                                                                 NET         IMPAIRMENT      CALLS       (LOSSES)(3)    TOTAL
                                                            --------------   ----------   ------------   -----------   -------
Investments:
   Available-for-sale securities:
      Fixed maturities(1)                                         $ 2           $(168)       $  (4)        $    --     $  (170)
      Equity                                                       --             (31)           1              --         (30)
   Trading securities(1)                                            2              (7)          --             (23)        (28)
   Derivative instruments(2)                                       --              --         (108)           (129)       (237)
Future contract benefits:
   Remaining guaranteed interest and similar contracts(2)          --              --           14              23          37
   Embedded derivative instruments -- living benefits
      liabilities(2)                                               --              --            8          (2,484)     (2,476)
                                                                  ---           -----        -----         -------     -------
         Total, net                                               $ 4           $(206)       $ (89)        $(2,613)    $(2,904)
                                                                  ===           =====        =====         =======     =======

----------
(1) Amortization and accretion, net and unrealized holding losses are included in net investment income on our Consolidated Statements of Income. All other amounts are included in realized loss on our Consolidated Statements of Income.

(2) All amounts are included in realized loss on our Consolidated Statements of Income.

(3) This change in unrealized gains or losses relates to assets and liabilities that we still held as of December 31, 2008.

The fair value of available-for-sale fixed maturity securities (in millions) classified within Level 3 of the fair value hierarchy was as follows:

                                        AS OF DECEMBER 31, 2008
                                        -----------------------
                                           FAIR    % OF TOTAL
                                           VALUE   FAIR VALUE
                                          ------   ----------
Corporate bonds                           $2,180      66.4%
Asset-backed securities                      261       7.9%
Commercial mortgage-backed securities        238       7.2%
Collateralized mortgage obligations          157       4.8%
Mortgage pass-through securities              21       0.5%
Municipals                                   106       3.2%
Government and government agencies           235       7.1%
Redeemable preferred stock                    94       2.9%
                                          ------     -----
   Total available-for-sale fixed
      maturity securities                 $3,292     100.0%
                                          ======     =====

                                        AS OF DECEMBER 31, 2007
                                        -----------------------
                                           FAIR    % OF TOTAL
                                           VALUE   FAIR VALUE
                                          ------   ----------
Corporate bonds                           $2,099      48.5%
Asset-backed securities                    1,097      25.4%
Commercial mortgage-backed securities        382       8.8%
Collateralized mortgage obligations          295       6.8%
Mortgage pass-through securities              31       0.7%
Municipals                                   132       3.1%
Government and government agencies           258       6.0%
Redeemable preferred stock                    31       0.7%
                                          ------     -----
   Total available-for-sale fixed
      maturity securities                 $4,325     100.0%
                                          ======     =====

23. SEGMENT INFORMATION

On July 21, 2008, we announced the realignment of our segments under our former Employer Markets and Individual Markets operating businesses into two new operating businesses - Retirement Solutions and Insurance Solutions. We believe the new structure more closely aligns with consumer needs and should lead to more coordinated product development and greater effectiveness across the enterprise. The segment changes are in accordance with the provisions of SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information," and reflect the manner in which we are organized for purposes of making operating decisions and assessing performance. Accordingly, we have restated results from prior periods in a consistent manner with our realigned segments.

Under our newly realigned segments, we report the results of the Executive Benefits business, which as of June 30, 2008, was part of the Retirement Products segment, in the Life Insurance segment. We do not view these changes to our segment reporting as material to our consolidated financial statements.

We provide products and services in two operating businesses: Retirement Solutions and Insurance Solutions, and report results through four business segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

RETIREMENT SOLUTIONS

The Retirement Solutions business provides its products through two segments:
Annuities and Defined Contribution. The Retirement Solutions - Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Retirement Solutions - Defined Contribution segment provides employer-sponsored variable and fixed annuities and mutual-fund based programs in the 401(k), 403(b) and 457 marketplaces.

INSURANCE SOLUTIONS

The Insurance Solutions business provides its products through two segments:
Life Insurance and Group Protection. The Insurance Solutions - Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Insurance Solutions - Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

OTHER OPERATIONS

Other Operations includes investments related to excess capital and other corporate investments, benefit plan net assets, the unamortized deferred gain on indemnity reinsurance, which was sold to Swiss Re in 2001, external debt and business sold through reinsurance. Other Operations also includes the Institutional Pension business, which was previously reported in Employer Markets - Retirement Products prior to our segment realignment. The Institutional Pension business is a closed-block of pension business, the majority of which was sold on a group annuity basis, and is currently in run-off.

Beginning with the quarter ended June 30, 2008, we changed our definitions of segment operating revenues and income from operations to better reflect: the underlying economics of our variable and indexed annuities that employ derivative instruments to hedge policy benefits; and the manner in which management evaluates that business. Our change in the definition of income from operations is primarily the result of our adoption of SFAS 157 during the first quarter of 2008 (see Note 2). Under the fair value measurement provisions of SFAS 157, we are required to measure the fair value of these annuities from an "exit price" perspective, (i.e., the exchange price between market participants to transfer the liability). We, therefore, must include margins that a market participant buyer would require as well as a factor for non-performance risk related to our credit quality. We do not believe that these factors relate to the economics of the underlying business and do not reflect the manner in which management evaluates the business. The items that are now excluded from our operating results that were previously included are as follows: GLB net derivatives results; indexed annuity forward-starting option; and GDB derivatives results. For more information regarding this change, see LNC's current report on Form 8-K dated July 16, 2008.

We continue to exclude the effects of any realized loss on investments from segment operating revenues and income from operations as we believe that such items are not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.

We believe that our new definitions of operating revenues and income (loss) from operations will provide investors with a more valuable measure of our performance because it better reveals trends in our business.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized loss"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of embedded derivatives within certain reinsurance arrangements and the change in the fair value of related trading securities;

     - Change in the fair value of the embedded derivatives of our GLBs within our variable annuities net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative;

     - Net difference between the benefit ratio unlocking of SOP 03-1 reserves on our GDB riders within our variable annuities and the change in the fair value of the derivatives excluding our expected cost of purchasing the hedging instruments; and

     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products as required under SFAS 133 and 157.

- Income (loss) from the initial adoption of changes in accounting principles;

- Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized gain (loss);

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

- Revenue adjustments from the initial impact of the adoption of changes in accounting principles.

Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                       ------------------------
                                                        2008     2007     2006
                                                       ------   ------   ------
REVENUES
Operating revenues:
   Retirement Solutions:
      Annuities                                        $2,191   $2,277   $1,878
      Defined Contribution                                913      968      981
                                                       ------   ------   ------
         Total Retirement Solutions                     3,104    3,245    2,859
                                                       ------   ------   ------
   Insurance Solutions:
      Life Insurance                                    3,994    3,963    3,394
      Group Protection                                  1,640    1,500    1,032
                                                       ------   ------   ------
         Total Insurance Solutions                      5,634    5,463    4,426
                                                       ------   ------   ------
   Other Operations                                       435      474      466
Excluded realized gain (loss), pre-tax                   (868)    (137)     (43)
Amortization of deferred gain arising from reserve
   changes on business sold through reinsurance,
   pre-tax                                                  3        9        1
                                                       ------   ------   ------
      Total revenues                                   $8,308   $9,054   $7,709
                                                       ======   ======   ======

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                       -----------------------
                                                        2008    2007     2006
                                                       -----   ------   ------
NET INCOME
Income (loss) from operations:
   Retirement Solutions:
      Annuities                                        $ 154   $  418   $  350
      Defined Contribution                               117      171      198
                                                       -----   ------   ------
         Total Retirement Solutions                      271      589      548
                                                       -----   ------   ------
   Insurance Solutions:
      Life Insurance                                     489      666      506
      Group Protection                                   104      114       99
                                                       -----   ------   ------
         Total Insurance Solutions                       593      780      605
                                                       -----   ------   ------
   Other Operations                                      (47)     (34)      35
Excluded realized gain (loss), after-tax                (565)     (89)     (28)
Income (loss) from reserve changes (net of related
   amortization) on business sold through reinsurance,
   after-tax                                               2       (7)       1
                                                       -----   ------   ------
      Net income                                       $ 254   $1,239   $1,161
                                                       =====   ======   ======

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                       ------------------------
                                                        2008     2007     2006
                                                       ------   ------   ------
NET INVESTMENT INCOME
Retirement Solutions:
   Annuities                                           $  958   $1,022   $  971
   Defined Contribution                                   695      708      738
                                                       ------   ------   ------
      Total Retirement Solutions                        1,653    1,730    1,709
                                                       ------   ------   ------
Insurance Solutions:
   Life Insurance                                       1,867    1,975    1,676
   Group Protection                                       117      115       80
                                                       ------   ------   ------
      Total Insurance Solutions                         1,984    2,090    1,756
                                                       ------   ------   ------
Other Operations                                          338      361      340
                                                       ------   ------   ------
         Total net investment income                   $3,975   $4,181   $3,805
                                                       ======   ======   ======

                                                        FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                       --------------------
                                                        2008    2007   2006
                                                       ------   ----   ----
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Retirement Solutions:
   Annuities                                           $  721   $373   $301
   Defined Contribution                                   130     93     74
                                                       ------   ----   ----
         Total Retirement Solutions                       851    466    375
                                                       ------   ----   ----
Insurance Solutions:
   Life Insurance                                         519    486    446
   Group Protection                                        36     31     16
                                                       ------   ----   ----
         Total Insurance Solutions                        555    517    462
                                                       ------   ----   ----
Other Operations                                           --     --      1
                                                       ------   ----   ----
            Total amortization of DAC and VOBA, net
               of interest                             $1,406   $983   $838
                                                       ======   ====   ====

                                                       FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                       -------------------
                                                        2008   2007   2006
                                                       -----   ----   ----
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Retirement Solutions:
   Annuities                                           $ (76)  $123   $ 61
   Defined Contribution                                   26     66     76
                                                       -----   ----   ----
      Total Retirement Solutions                         (50)   189    137
                                                       -----   ----   ----
Insurance Solutions:
   Life Insurance                                        240    338    253
   Group Protection                                       56     61     53
                                                       -----   ----   ----
      Total Insurance Solutions                          296    399    306
                                                       -----   ----   ----
Other Operations                                         (11)   (33)    33
Realized loss                                           (304)   (47)   (16)
Amortization of deferred gain on indemnity reinsurance
   related to reserve developments                         1     (4)    --
                                                       -----   ----   ----
         Total federal income tax expense (benefit)    $ (68)  $504   $460
                                                       =====   ====   ====

                                    AS OF DECEMBER 31,
                                   -------------------
                                     2008       2007
                                   --------   --------
ASSETS
Retirement Solutions:
   Annuities                       $ 65,206   $ 81,112
   Defined Contribution              22,930     30,180
                                   --------   --------
      Total Retirement Solutions     88,136    111,292
                                   --------   --------
Insurance Solutions:
   Life Insurance                    46,588     45,867
   Group Protection                   2,482      1,471
                                   --------   --------
      Total Insurance Solutions      49,070     47,338
                                   --------   --------
Other Operations                     10,845     15,696
                                   --------   --------
   Total                           $148,051   $174,326
                                   ========   ========

24. SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

The following summarizes our supplemental cash flow data (in millions):

                                                                            FOR THE YEARS ENDED
                                                                               DECEMBER 31,
                                                                        --------------------------
                                                                         2008     2007      2006
                                                                        -----   -------   --------
Interest paid                                                           $  81   $   104   $     85
Income taxes paid (received)                                              (23)      194        310
Significant non-cash investing and financing transactions:
   Business combinations:
      Fair value of assets acquired (includes cash and invested cash)   $  --   $    41   $ 37,356
      Fair value of liabilities assumed                                    --       (50)   (30,424)
                                                                        -----   -------   --------
         Total purchase price                                           $  --   $    (9)  $  6,932
                                                                        =====   =======   ========
   Dividend of FPP:
      Carrying value of assets (includes cash and invested cash)        $  --   $ 2,772   $     --
      Carrying value of liabilities                                        --    (2,280)        --
                                                                        -----   -------   --------
         Total dividend of FPP                                          $  --   $   492   $     --
                                                                        -----   -------   --------
   Reinsurance ceded to LNBAR:
      Carrying value of assets                                          $ 360   $    --   $     --
      Carrying value of liabilities                                      (360)       --         --
                                                                        -----   -------   --------
         Total reinsurance ceded to LNBAR                               $  --   $    --   $     --
                                                                        =====   =======   ========

25. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                                                            AS OF DECEMBER 31,
                                                                            ------------------
                                                                               2008     2007
                                                                              ------   ------
Assets with affiliates:
   Corporate bonds(1)                                                         $  115   $  221
   Reinsurance on ceded reinsurance contracts(2)                                 152      109
   Cash management agreement investment(3)                                       478      420
   Service agreement receivable(3)                                               (13)      (9)
Liabilities with affiliates:
   Reinsurance future contract benefits on ceded reinsurance contracts(4)      4,688    1,257
   Inter-company short-term debt(5)                                                4      173
   Inter-company long-term debt(6)                                             1,841    1,688

                                                            FOR THE YEARS ENDED
                                                                DECEMBER 31,
                                                           ---------------------
                                                            2008    2007    2006
                                                           -----   -----   -----
Revenues with affiliates:
Premiums paid on ceded reinsurance contracts(7)            $(222)  $(308)  $(234)
   Net investment income on cash management agreement(8)      11      28      14
   Fees for management of general account(8)                 (65)    (62)    (57)
Benefits and expenses with affiliates:
   Reinsurance (recoveries) benefits on ceded
      reinsurance contracts(9)                              (655)   (337)     16
   Service agreement payments(10)                            100      99      59
   Transfer pricing arrangement(10)                          (32)    (38)    (36)
   Interest expense on inter-company debt(11)                 83      82      82

----------
(1) Reported in fixed maturity available-for-sale securities on our Consolidated Balance Sheets.

(2) Reported in reinsurance related derivative assets (liability) on our Consolidated Balance Sheets.

(3)  Reported in other assets on our Consolidated Balance Sheets.

(4)  Reported in future contract benefits on our Consolidated Balance Sheets.

(5)  Reported in short-term debt on our Consolidated Balance Sheets.

(6)  Reported in long-term debt on our Consolidated Balance Sheets.

(7)  Reported in insurance premiums on our Consolidated Statements of Income.

(8)  Reported in net investment income on our Consolidated Statement of Income.

(9)  Reported in benefits on our Consolidated Statements of Income.

(10) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

(11) Reported in interest and debt expense on our Consolidated Statements of Income.

CORPORATE BONDS

LNC issues corporate bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate. We purchase these investments for our segmented portfolios that have yield, duration and other characteristics that take into account the liabilities being supported.

CASH MANAGEMENT AGREEMENT

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently the lesser of 3% of our admitted assets and 25% of its surplus, in both cases, as of its most recent year end.

SERVICE AGREEMENT

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force, and sales.

TRANSFER PRICING ARRANGEMENT

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("DMH"), a wholly owned subsidiary of LNC, related to the wholesaling of DMH's investment products.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

DMH is responsible for the management of our general account investments.

CEDED REINSURANCE CONTRACTS

As discussed in Note 9, we cede and accept reinsurance from affiliated companies. We cede certain Guaranteed Benefit risks (including certain GDB and GWB benefits) to Lincoln National Reinsurance Company (Barbados) Ltd. ("LNR Barbados"). We also cede reserves related to certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines.

As discussed in Note 6, we cede to LNBAR the risk under certain UL contracts for no-lapse benefit guarantees.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $1.7 billion and $1.4 billion at December 31, 2008 and 2007, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

                     LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

                                                                                                        MORTALITY &
                                                                                                          EXPENSE
                                                            CONTRACT                       CONTRACT      GUARANTEE
                                                           PURCHASES                     REDEMPTIONS      CHARGES
                                                            DUE FROM                        DUE TO       PAYABLE TO
                                                          THE LINCOLN                    THE LINCOLN    THE LINCOLN
                                                         NATIONAL LIFE                  NATIONAL LIFE  NATIONAL LIFE
                                                           INSURANCE                      INSURANCE     INSURANCE
SUBACCOUNT                                 INVESTMENTS      COMPANY      TOTAL ASSETS      COMPANY       COMPANY        NET ASSETS
---------------------------------------  --------------  -------------  --------------  -------------  -------------  --------------
AIM V.I. Capital Appreciation            $    3,357,912     $    315    $    3,358,227     $     --       $   132     $    3,358,095
AIM V.I. Capital Appreciation Class II        1,996,367           --         1,996,367           --            87          1,996,280
AIM V.I. Core Equity                         11,146,909       10,291        11,157,200           --           443         11,156,757
AIM V.I. Core Equity Class II                 3,811,000       17,374         3,828,374           --           160          3,828,214
AIM V.I. International Growth                 4,158,904           --         4,158,904            6           168          4,158,730
AIM V.I. International Growth Class II        3,645,908           --         3,645,908        6,024           157          3,639,727
ABVPSF Global Technology Class B             16,996,589           --        16,996,589       10,268           777         16,985,544
ABVPSF Growth and Income Class B            128,506,302           --       128,506,302        2,675         5,632        128,497,995
ABVPSF International Value Class B           87,858,313       31,491        87,889,804           --         3,934         87,885,870
ABVPSF Large Cap Growth Class B              13,536,831           --        13,536,831          128           579         13,536,124
ABVPSF Small/Mid Cap Value Class B           85,029,974           --        85,029,974      131,551         3,755         84,894,668
American Century VP Inflation
   Protection Class 2                       237,224,978           --       237,224,978      128,198        11,070        237,085,710
American Funds Global Growth Class 2        216,962,962       14,452       216,977,414           --         9,831        216,967,583
American Funds Global Small
   Capitalization Class 2                   174,216,948      199,682       174,416,630           --         7,598        174,409,032
American Funds Growth Class 2             1,096,584,189           --     1,096,584,189       89,787        49,606      1,096,444,796
American Funds Growth-Income Class 2      1,214,105,082           --     1,214,105,082       95,058        54,340      1,213,955,684
American Funds International Class 2        568,187,704           --       568,187,704      211,363        25,901        567,950,440
Delaware VIPT Capital Reserves Service
   Class                                     81,304,180       88,020        81,392,200           --         3,344         81,388,856
Delaware VIPT Diversified Income
   Service Class                            383,751,231           --       383,751,231      489,686        17,889        383,243,656
Delaware VIPT Emerging Markets
   Service Class                            141,195,119           --       141,195,119      150,728         6,500        141,037,891
Delaware VIPT High Yield                      8,034,580           --         8,034,580          113           310          8,034,157
Delaware VIPT High Yield Service Class      165,603,794      903,352       166,507,146           --         7,562        166,499,584
Delaware VIPT International Value
   Equity                                       423,351           --           423,351           --            16            423,335
Delaware VIPT REIT                            5,882,054           --         5,882,054           17           222          5,881,815
Delaware VIPT REIT Service Class             97,628,352           --        97,628,352       16,995         4,223         97,607,134
Delaware VIPT Small Cap Value                 9,652,264           --         9,652,264           15           364          9,651,885
Delaware VIPT Small Cap Value Service
   Class                                    230,227,431       50,754       230,278,185           --        10,412        230,267,773
Delaware VIPT Trend                           7,012,292           --         7,012,292        1,363           266          7,010,663
Delaware VIPT Trend Service Class            52,014,774           --        52,014,774        8,658         2,276         52,003,840
Delaware VIPT U.S. Growth Service Class      21,250,864           --        21,250,864       20,645           879         21,229,340
Delaware VIPT Value                           6,353,437           --         6,353,437        1,040           245          6,352,152
Delaware VIPT Value Service Class            93,097,869           --        93,097,869      460,903         4,223         92,632,743
DWS VIP Equity 500 Index                     24,171,883           --        24,171,883          796         1,002         24,170,085
DWS VIP Equity 500 Index Service Class       29,394,402           --        29,394,402        1,345         1,325         29,391,732
DWS VIP Small Cap Index                       6,804,470           --         6,804,470           90           287          6,804,093
DWS VIP Small Cap Index Service Class        18,441,657           --        18,441,657       10,703           796         18,430,158
Fidelity VIP Contrafund Service Class 2     500,114,395      190,295       500,304,690           --        22,629        500,282,061
Fidelity VIP Equity-Income                    7,636,644           --         7,636,644       10,982           290          7,625,372
Fidelity VIP Equity-Income Service
   Class 2                                   47,477,240           --        47,477,240        7,573         2,054         47,467,613
Fidelity VIP Growth                           5,289,525           --         5,289,525        1,237           202          5,288,086
Fidelity VIP Growth Service Class 2          46,923,182           --        46,923,182       23,430         2,138         46,897,614
Fidelity VIP Mid Cap Service Class 2        211,977,130       99,667       212,076,797           --         9,753        212,067,044
Fidelity VIP Overseas                         2,693,470           --         2,693,470           11           103          2,693,356
Fidelity VIP Overseas Service Class 2        72,050,111           --        72,050,111       30,664         3,228         72,016,219
FTVIPT Franklin Income Securities
   Class 2                                  358,864,287      125,243       358,989,530           --        16,650        358,972,880
FTVIPT Franklin Small-Mid Cap Growth
   Securities Class 2                        60,989,875       20,072        61,009,947           --         2,715         61,007,232
FTVIPT Mutual Shares Securities Class 2     228,786,260      501,177       229,287,437           --         9,697        229,277,740

See accompanying notes.

                                                                                                    MORTALITY &
                                                                                                      EXPENSE
                                                          CONTRACT                     CONTRACT      GUARANTEE
                                                         PURCHASES                   REDEMPTIONS      CHARGES
                                                          DUE FROM                      DUE TO       PAYABLE TO
                                                        THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                       NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                         INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                                INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY        COMPANY      NET ASSETS
---------------------------------------  ------------  -------------  ------------  -------------  -------------   -----------
FTVIPT Templeton Global Income
   Securities Class 2                    $398,066,469     $499,417    $398,565,886    $       --      $18,222     $398,547,664
FTVIPT Templeton Growth
   Securities Class 2                      83,664,864          474      83,665,338            --        3,812       83,661,526
Goldman Sachs VIT Growth & Income
   Service Class                               39,031           --          39,031            --            2           39,029
Janus Aspen Series Balanced Service
   Shares                                  24,900,340        8,710      24,909,050            --        1,069       24,907,981
Janus Aspen Series Mid Cap Growth
   Service Shares                           7,128,299           --       7,128,299           131          306        7,127,862
Janus Aspen Series Worldwide Growth
   Service Shares                           1,809,609           --       1,809,609            --           77        1,809,532
Lincoln VIPT Baron Growth Opportunities
   Service Class                           41,549,881           --      41,549,881       127,702        1,889       41,420,290
Lincoln VIPT Capital Growth Service
   Class                                    7,668,473       52,581       7,721,054            --          234        7,720,820
Lincoln VIPT Cohen & Steers Global
   Real Estate Service Class               39,027,129           --      39,027,129       104,876        1,775       38,920,478
Lincoln VIPT Columbia Value
   Opportunities Service Class              3,824,214       32,978       3,857,192            --          170        3,857,022
Lincoln VIPT Delaware Bond                224,947,292           --     224,947,292       234,026        9,963      224,703,303
Lincoln VIPT Delaware Bond Service
   Class                                  590,440,334      286,284     590,726,618            --       26,397      590,700,221
Lincoln VIPT Delaware Growth and Income
   Service Class                           18,014,409           --      18,014,409       318,266          803       17,695,340
Lincoln VIPT Delaware Social Awareness     12,931,146           --      12,931,146           202          559       12,930,385
Lincoln VIPT Delaware Social Awareness
   Service Class                           42,927,639           --      42,927,639        14,773        1,873       42,910,993
Lincoln VIPT Delaware Special
   Opportunities Service Class              8,284,223       22,687       8,306,910            --          368        8,306,542
Lincoln VIPT FI Equity-Income Service
   Class                                   21,692,614        1,326      21,693,940            --          985       21,692,955
Lincoln VIPT Janus Capital Appreciation     2,443,524           --       2,443,524            14          109        2,443,401
Lincoln VIPT Janus Capital Appreciation
   Service Class                           24,874,567           --      24,874,567        16,903        1,158       24,856,506
Lincoln VIPT Marsico International
   Growth Service Class                    23,015,936        4,191      23,020,127            --        1,085       23,019,042
Lincoln VIPT MFS Value Service Class       81,535,290           --      81,535,290        32,853        3,077       81,499,360
Lincoln VIPT Mid-Cap Value Service
   Class                                   13,004,745       17,777      13,022,522            --          580       13,021,942
Lincoln VIPT Mondrian International
   Value                                   28,631,389           --      28,631,389       280,759        1,271       28,349,359
Lincoln VIPT Mondrian International
   Value Service Class                    105,146,702           --     105,146,702         6,214        4,692      105,135,796
Lincoln VIPT Money Market                 178,784,205           --     178,784,205       179,250        7,888      178,597,067
Lincoln VIPT Money Market Service Class   621,949,043           --     621,949,043     2,817,790       29,297      619,101,956
Lincoln VIPT SSgA Bond Index Service
   Class                                  125,806,904      723,560     126,530,464            --        6,105      126,524,359
Lincoln VIPT SSgA Developed
   International 150 Service Class         16,997,592      125,235      17,122,827            --          813       17,122,014
Lincoln VIPT SSgA Emerging Markets 100
   Service Class                           14,088,787       91,739      14,180,526            --          678       14,179,848
Lincoln VIPT SSgA International Index
   Service Class                           21,958,252      275,373      22,233,625            --        1,036       22,232,589
Lincoln VIPT SSgA Large Cap 100 Service
   Class                                   32,791,447      212,334      33,003,781            --        1,560       33,002,221
Lincoln VIPT SSgA S&P 500 Index               496,710           --         496,710             2           19          496,689
Lincoln VIPT SSgA S&P 500 Index Service
   Class                                   64,455,019      445,203      64,900,222            --        3,065       64,897,157
Lincoln VIPT SSgA Small-Cap Index
   Service Class                           23,663,226      135,850      23,799,076            --        1,075       23,798,001

See accompanying notes.

                                                                                                    MORTALITY &
                                                                                                      EXPENSE
                                                          CONTRACT                     CONTRACT      GUARANTEE
                                                         PURCHASES                   REDEMPTIONS      CHARGES
                                                          DUE FROM                      DUE TO       PAYABLE TO
                                                        THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                       NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                         INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                                INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY        COMPANY      NET ASSETS
---------------------------------------  ------------  -------------  ------------  -------------  -------------  ------------
Lincoln VIPT SSgA Small-Mid Cap 200
   Service Class                         $  9,924,558     $ 75,417    $  9,999,975     $     --       $   458     $  9,999,517
Lincoln VIPT T. Rowe Price Growth Stock
   Service Class                           10,040,418           --      10,040,418       21,775           461       10,018,182
Lincoln VIPT T. Rowe Price Structured
   Mid-Cap Growth                           1,390,208           --       1,390,208           14            61        1,390,133
Lincoln VIPT T. Rowe Price Structured
   Mid-Cap Growth Service Class            13,818,458           --      13,818,458          168           627       13,817,663
Lincoln VIPT Templeton Growth Service
   Class                                   67,579,428      180,036      67,759,464           --         3,109       67,756,355
Lincoln VIPT Turner Mid-Cap Growth
   Service Class                           10,259,759           --      10,259,759        6,599           476       10,252,684
Lincoln VIPT UBS Global Asset
   Allocation                              15,330,941           --      15,330,941          512           711       15,329,718
Lincoln VIPT UBS Global Asset
   Allocation Service Class                42,307,096           --      42,307,096      382,630         2,013       41,922,453
Lincoln VIPT Wilshire 2010 Profile
   Service Class                            5,875,450           --       5,875,450           --           274        5,875,176
Lincoln VIPT Wilshire 2020 Profile
   Service Class                            9,485,155           --       9,485,155           --           435        9,484,720
Lincoln VIPT Wilshire 2030 Profile
   Service Class                            4,561,919           --       4,561,919           --           208        4,561,711
Lincoln VIPT Wilshire 2040 Profile
   Service Class                            3,326,470           --       3,326,470           --           170        3,326,300
Lincoln VIPT Wilshire Aggressive
   Profile Service Class                   71,146,662           --      71,146,662      851,906         3,343       70,291,413
Lincoln VIPT Wilshire Conservative
   Profile Service Class                  199,567,995           --     199,567,995      360,473         9,480      199,198,042
Lincoln VIPT Wilshire Moderate Profile
   Service Class                          654,005,375       33,893     654,039,268           --        31,455      654,007,813
Lincoln VIPT Wilshire Moderately
   Aggressive Profile Service Class       409,506,217           --     409,506,217      876,896        19,170      408,610,151
Lord Abbett All Value Class VC                 32,466           --          32,466           --             1           32,465
MFS VIT Core Equity Service Class           3,042,488           --       3,042,488           --           136        3,042,352
MFS VIT Growth                              3,067,402           --       3,067,402          762           118        3,066,522
MFS VIT Growth Service Class                6,032,769        6,017       6,038,786           --           261        6,038,525
MFS VIT Total Return                       17,290,258           --      17,290,258        1,020           668       17,288,570
MFS VIT Total Return Service Class        256,691,217           --     256,691,217      135,282        11,690      256,544,245
MFS VIT Utilities                          15,768,762           --      15,768,762        1,000           601       15,767,161
MFS VIT Utilities Service Class           159,238,310           --     159,238,310      105,381         7,067      159,125,862
NB AMT Mid-Cap Growth                      51,366,953           --      51,366,953          107         2,283       51,364,563
NB AMT Regency                             52,217,842           --      52,217,842       20,048         2,287       52,195,507
Oppenheimer Global Securities Service
   Class                                       10,166           --          10,166           --            --           10,166
Putnam VT Growth & Income Class IB          2,633,844           --       2,633,844            4           114        2,633,726
Putnam VT Health Sciences Class IB          5,001,055        5,773       5,006,828           --           206        5,006,622
Van Kampen Capital Growth Class II              8,735           --           8,735           --            --            8,735

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2008

                                                               DIVIDENDS
                                                                  FROM       MORTALITY AND         NET
                                                               INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                                       INCOME    GUARANTEE CHARGES  INCOME (LOSS)
------------------------------------------------------------  -----------  -----------------  -------------
AIM V.I. Capital Appreciation                                 $        --    $    (81,216)    $    (81,216)
AIM V.I. Capital Appreciation Class II                                 --         (49,449)         (49,449)
AIM V.I. Core Equity                                              322,928        (243,919)          79,009
AIM V.I. Core Equity Class II                                      94,107         (84,447)           9,660
AIM V.I. International Growth                                      32,686        (102,330)         (69,644)
AIM V.I. International Growth Class II                             23,785         (90,299)         (66,514)
ABVPSF Global Technology Class B                                       --        (433,902)        (433,902)
ABVPSF Growth and Income Class B                                3,206,319      (2,963,714)         242,605
ABVPSF International Value Class B                              1,197,744      (2,340,300)      (1,142,556)
ABVPSF Large Cap Growth Class B                                        --        (335,810)        (335,810)
ABVPSF Small/Mid Cap Value Class B                                446,335      (1,762,966)      (1,316,631)
American Century VP Inflation Protection Class 2               10,051,375      (3,622,738)       6,428,637
American Funds Global Growth Class 2                            5,407,365      (4,583,848)         823,517
American Funds Global Small Capitalization Class 2                     --      (4,578,073)      (4,578,073)
American Funds Growth Class 2                                  13,263,096     (25,673,758)     (12,410,662)
American Funds Growth-Income Class 2                           28,817,893     (26,587,151)       2,230,742
American Funds International Class 2                           15,745,118     (13,024,359)       2,720,759
Delaware VIPT Capital Reserves Service Class                    1,586,159        (594,311)         991,848
Delaware VIPT Diversified Income Service Class                 13,532,467      (6,462,740)       7,069,727
Delaware VIPT Emerging Markets Service Class                    2,786,199      (3,718,682)        (932,483)
Delaware VIPT High Yield                                          818,549        (142,282)         676,267
Delaware VIPT High Yield Service Class                         14,922,224      (3,102,792)      11,819,432
Delaware VIPT International Value Equity                           29,892         (14,263)          15,629
Delaware VIPT REIT                                                266,501        (147,739)         118,762
Delaware VIPT REIT Service Class                                3,302,498      (2,550,122)         752,376
Delaware VIPT Small Cap Value                                     125,686        (213,638)         (87,952)
Delaware VIPT Small Cap Value Service Class                     1,346,582      (4,939,729)      (3,593,147)
Delaware VIPT Trend                                                    --        (181,938)        (181,938)
Delaware VIPT Trend Service Class                                      --      (1,395,683)      (1,395,683)
Delaware VIPT U.S. Growth Service Class                                --        (470,758)        (470,758)
Delaware VIPT Value                                               328,406        (147,957)         180,449
Delaware VIPT Value Service Class                               3,140,262      (2,049,428)       1,090,834
DWS VIP Equity 500 Index                                          965,528        (580,751)         384,777
DWS VIP Equity 500 Index Service Class                            800,811        (625,722)         175,089
DWS VIP Small Cap Index                                           166,847        (159,544)           7,303
DWS VIP Small Cap Index Service Class                             355,979        (435,628)         (79,649)
Fidelity VIP Contrafund Service Class 2                         5,749,702     (10,893,853)      (5,144,151)
Fidelity VIP Equity-Income                                        283,325        (195,411)          87,914
Fidelity VIP Equity-Income Service Class 2                      1,608,241      (1,231,437)         376,804
Fidelity VIP Growth                                                68,487        (136,952)         (68,465)
Fidelity VIP Growth Service Class 2                               424,708      (1,186,289)        (761,581)
Fidelity VIP Mid Cap Service Class 2                              625,420      (4,430,632)      (3,805,212)
Fidelity VIP Overseas                                             105,839         (65,208)          40,631
Fidelity VIP Overseas Service Class 2                           2,565,423      (1,749,969)         815,454
FTVIPT Franklin Income Securities Class 2                      21,479,436      (6,848,688)      14,630,748
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                --      (1,391,995)      (1,391,995)
FTVIPT Mutual Shares Securities Class 2                         8,052,767      (3,966,966)       4,085,801
FTVIPT Templeton Global Income Securities Class 2              11,426,841      (5,418,995)       6,007,846
FTVIPT Templeton Growth Securities Class 2                      2,364,286      (2,205,212)         159,074
Goldman Sachs VIT Growth & Income Service Class                       924             (20)             904
Janus Aspen Series Balanced Service Shares                        714,232        (477,024)         237,208
Janus Aspen Series Mid Cap Growth Service Shares                    7,118        (208,692)        (201,574)
Janus Aspen Series Worldwide Growth Service Shares                 29,394         (48,000)         (18,606)
Lincoln VIPT Baron Growth Opportunities Service Class                  --        (710,060)        (710,060)
Lincoln VIPT Capital Growth Service Class                              --         (42,499)         (42,499)
Lincoln VIPT Cohen & Steers Global Real Estate Service Class      561,874        (731,425)        (169,551)
Lincoln VIPT Columbia Value Opportunities Service Class             6,878         (34,499)         (27,621)

See accompanying notes.

                                                                               DIVIDENDS
                                                                                  FROM           TOTAL
                                                               NET REALIZED   NET REALIZED   NET REALIZED
                                                                GAIN (LOSS)     GAIN ON       GAIN (LOSS)
SUBACCOUNT                                                    ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS
------------------------------------------------------------  --------------  ------------  --------------
AIM V.I. Capital Appreciation                                  $   (246,130)  $         --  $    (246,130)
AIM V.I. Capital Appreciation Class II                              (42,701)            --        (42,701)
AIM V.I. Core Equity                                                148,817             --        148,817
AIM V.I. Core Equity Class II                                        39,102             --         39,102
AIM V.I. International Growth                                     1,062,522         79,038      1,141,560
AIM V.I. International Growth Class II                              564,719         69,152        633,871
ABVPSF Global Technology Class B                                 (2,180,070)            --     (2,180,070)
ABVPSF Growth and Income Class B                                 (8,188,497)    33,082,593     24,894,096
ABVPSF International Value Class B                              (17,119,241)     8,569,002     (8,550,239)
ABVPSF Large Cap Growth Class B                                    (146,236)            --       (146,236)
ABVPSF Small/Mid Cap Value Class B                               (5,297,633)    10,512,192      5,214,559
American Century VP Inflation Protection Class 2                 (2,423,200)            --     (2,423,200)
American Funds Global Growth Class 2                             (6,796,767)    23,191,338     16,394,571
American Funds Global Small Capitalization Class 2               (7,445,761)    39,171,807     31,726,046
American Funds Growth Class 2                                   (12,470,123)   174,635,500    162,165,377
American Funds Growth-Income Class 2                            (16,691,400)   105,976,443     89,285,043
American Funds International Class 2                            (10,028,662)   108,105,270     98,076,608
Delaware VIPT Capital Reserves Service Class                       (283,418)            --       (283,418)
Delaware VIPT Diversified Income Service Class                   (2,596,493)     4,950,034      2,353,541
Delaware VIPT Emerging Markets Service Class                     (7,619,765)    34,230,444     26,610,679
Delaware VIPT High Yield                                           (420,474)            --       (420,474)
Delaware VIPT High Yield Service Class                           (6,046,860)            --     (6,046,860)
Delaware VIPT International Value Equity                           (399,526)       109,421       (290,105)
Delaware VIPT REIT                                               (1,641,822)     4,141,494      2,499,672
Delaware VIPT REIT Service Class                                (24,094,795)    59,533,032     35,438,237
Delaware VIPT Small Cap Value                                       518,095      1,101,156      1,619,251
Delaware VIPT Small Cap Value Service Class                      (7,721,672)    19,437,144     11,715,472
Delaware VIPT Trend                                                (625,906)     2,793,641      2,167,735
Delaware VIPT Trend Service Class                                (1,858,688)    17,930,288     16,071,600
Delaware VIPT U.S. Growth Service Class                             320,564        818,950      1,139,514
Delaware VIPT Value                                                (249,448)       942,883        693,435
Delaware VIPT Value Service Class                                (6,956,736)    10,145,461      3,188,725
DWS VIP Equity 500 Index                                            748,271             --        748,271
DWS VIP Equity 500 Index Service Class                             (185,820)            --       (185,820)
DWS VIP Small Cap Index                                            (361,363)     1,060,930        699,567
DWS VIP Small Cap Index Service Class                            (2,075,032)     2,722,195        647,163
Fidelity VIP Contrafund Service Class 2                         (23,939,882)    17,196,439     (6,743,443)
Fidelity VIP Equity-Income                                       (1,419,807)        15,901     (1,403,906)
Fidelity VIP Equity-Income Service Class 2                       (4,247,797)        85,892     (4,161,905)
Fidelity VIP Growth                                                (701,321)            --       (701,321)
Fidelity VIP Growth Service Class 2                              (1,207,775)            --     (1,207,775)
Fidelity VIP Mid Cap Service Class 2                            (10,723,225)    37,374,458     26,651,233
Fidelity VIP Overseas                                                30,069        605,127        635,196
Fidelity VIP Overseas Service Class 2                            (1,639,910)    12,835,935     11,196,025
FTVIPT Franklin Income Securities Class 2                       (13,079,983)     8,993,929     (4,086,054)
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2          (2,812,537)    10,654,288      7,841,751
FTVIPT Mutual Shares Securities Class 2                          (8,327,076)    11,453,732      3,126,656
FTVIPT Templeton Global Income Securities Class 2                   569,166             --        569,166
FTVIPT Templeton Growth Securities Class 2                       (5,455,022)     9,316,744      3,861,722
Goldman Sachs VIT Growth & Income Service Class                          --              5              5
Janus Aspen Series Balanced Service Shares                          820,138      2,075,337      2,895,475
Janus Aspen Series Mid Cap Growth Service Shares                  1,039,985        784,471      1,824,456
Janus Aspen Series Worldwide Growth Service Shares                   28,212             --         28,212
Lincoln VIPT Baron Growth Opportunities Service Class            (2,411,057)     2,473,844         62,787
Lincoln VIPT Capital Growth Service Class                          (123,940)            --       (123,940)
Lincoln VIPT Cohen & Steers Global Real Estate Service Class     (2,784,748)            --     (2,784,748)
Lincoln VIPT Columbia Value Opportunities Service Class            (553,605)       869,728        316,123

                                                                 NET CHANGE       NET INCREASE
                                                                IN UNREALIZED      (DECREASE)
                                                               APPRECIATION OR   IN NET ASSETS
                                                                DEPRECIATION       RESULTING
SUBACCOUNT                                                     ON INVESTMENTS   FROM OPERATIONS
------------------------------------------------------------  ----------------  ---------------
AIM V.I. Capital Appreciation                                 $    (2,665,933)   $  (2,993,279)
AIM V.I. Capital Appreciation Class II                             (1,579,978)      (1,672,128)
AIM V.I. Core Equity                                               (5,818,753)      (5,590,927)
AIM V.I. Core Equity Class II                                      (1,906,377)      (1,857,615)
AIM V.I. International Growth                                      (4,517,485)      (3,445,569)
AIM V.I. International Growth Class II                             (3,468,544)      (2,901,187)
ABVPSF Global Technology Class B                                  (13,660,503)     (16,274,475)
ABVPSF Growth and Income Class B                                 (120,361,865)     (95,225,164)
ABVPSF International Value Class B                                (87,990,600)     (97,683,395)
ABVPSF Large Cap Growth Class B                                   (10,242,171)     (10,724,217)
ABVPSF Small/Mid Cap Value Class B                                (49,408,096)     (45,510,168)
American Century VP Inflation Protection Class 2                  (15,677,986)     (11,672,549)
American Funds Global Growth Class 2                             (150,139,999)    (132,921,911)
American Funds Global Small Capitalization Class 2               (226,522,034)    (199,374,061)
American Funds Growth Class 2                                  (1,000,789,987)    (851,035,272)
American Funds Growth-Income Class 2                             (837,753,220)    (746,237,435)
American Funds International Class 2                             (525,863,754)    (425,066,387)
Delaware VIPT Capital Reserves Service Class                       (1,960,606)      (1,252,176)
Delaware VIPT Diversified Income Service Class                    (38,437,202)     (29,013,934)
Delaware VIPT Emerging Markets Service Class                     (177,059,146)    (151,380,950)
Delaware VIPT High Yield                                           (2,533,472)      (2,277,679)
Delaware VIPT High Yield Service Class                            (58,596,553)     (52,823,981)
Delaware VIPT International Value Equity                             (199,913)        (474,389)
Delaware VIPT REIT                                                 (6,352,515)      (3,734,081)
Delaware VIPT REIT Service Class                                  (94,873,617)     (58,683,004)
Delaware VIPT Small Cap Value                                      (6,406,374)      (4,875,075)
Delaware VIPT Small Cap Value Service Class                      (111,254,918)    (103,132,593)
Delaware VIPT Trend                                                (9,517,850)      (7,532,053)
Delaware VIPT Trend Service Class                                 (65,019,379)     (50,343,462)
Delaware VIPT U.S. Growth Service Class                           (16,613,721)     (15,944,965)
Delaware VIPT Value                                                (5,148,508)      (4,274,624)
Delaware VIPT Value Service Class                                 (56,261,001)     (51,981,442)
DWS VIP Equity 500 Index                                          (18,011,470)     (16,878,422)
DWS VIP Equity 500 Index Service Class                            (16,953,948)     (16,964,679)
DWS VIP Small Cap Index                                            (4,861,128)      (4,154,258)
DWS VIP Small Cap Index Service Class                             (11,683,124)     (11,115,610)
Fidelity VIP Contrafund Service Class 2                          (343,104,284)    (354,991,878)
Fidelity VIP Equity-Income                                         (5,913,856)      (7,229,848)
Fidelity VIP Equity-Income Service Class 2                        (36,883,533)     (40,668,634)
Fidelity VIP Growth                                                (4,871,180)      (5,640,966)
Fidelity VIP Growth Service Class 2                               (40,457,396)     (42,426,752)
Fidelity VIP Mid Cap Service Class 2                             (155,350,024)    (132,504,003)
Fidelity VIP Overseas                                              (3,216,855)      (2,541,028)
Fidelity VIP Overseas Service Class 2                             (71,028,940)     (59,017,461)
FTVIPT Franklin Income Securities Class 2                        (157,550,496)    (147,005,802)
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2           (51,680,767)     (45,231,011)
FTVIPT Mutual Shares Securities Class 2                          (121,281,552)    (114,069,095)
FTVIPT Templeton Global Income Securities Class 2                   3,363,424        9,940,436
FTVIPT Templeton Growth Securities Class 2                        (74,896,610)     (70,875,814)
Goldman Sachs VIT Growth & Income Service Class                           230            1,139
Janus Aspen Series Balanced Service Shares                         (8,851,214)      (5,718,531)
Janus Aspen Series Mid Cap Growth Service Shares                   (8,384,603)      (6,761,721)
Janus Aspen Series Worldwide Growth Service Shares                 (1,746,434)      (1,736,828)
Lincoln VIPT Baron Growth Opportunities Service Class             (20,658,819)     (21,306,092)
Lincoln VIPT Capital Growth Service Class                          (1,463,752)      (1,630,191)
Lincoln VIPT Cohen & Steers Global Real Estate Service Class      (22,019,517)     (24,973,816)
Lincoln VIPT Columbia Value Opportunities Service Class            (1,557,973)      (1,269,471)

                                                                DIVIDENDS
                                                                  FROM        MORTALITY AND         NET
                                                               INVESTMENT        EXPENSE        INVESTMENT
SUBACCOUNT                                                       INCOME     GUARANTEE CHARGES  INCOME (LOSS)
------------------------------------------------------------  ------------  -----------------  -------------
Lincoln VIPT Delaware Bond                                    $ 11,458,927    $ (4,223,321)    $  7,235,606
Lincoln VIPT Delaware Bond Service Class                        26,925,278      (9,476,012)      17,449,266
Lincoln VIPT Delaware Growth and Income Service Class              230,757        (365,305)        (134,548)
Lincoln VIPT Delaware Social Awareness                             162,268        (314,999)        (152,731)
Lincoln VIPT Delaware Social Awareness Service Class               334,035        (989,781)        (655,746)
Lincoln VIPT Delaware Special Opportunities Service Class           82,704        (112,606)         (29,902)
Lincoln VIPT FI Equity-Income Service Class                        376,573        (378,734)          (2,161)
Lincoln VIPT Janus Capital Appreciation                             24,063         (58,761)         (34,698)
Lincoln VIPT Janus Capital Appreciation Service Class              156,530        (533,078)        (376,548)
Lincoln VIPT Marsico International Growth Service Class            294,131        (495,469)        (201,338)
Lincoln VIPT MFS Value Service Class                               752,287        (573,742)         178,545
Lincoln VIPT Mid-Cap Value Service Class                            13,618        (260,564)        (246,946)
Lincoln VIPT Mondrian International Value                        1,905,989        (702,816)       1,203,173
Lincoln VIPT Mondrian International Value Service Class          6,491,489      (2,364,158)       4,127,331
Lincoln VIPT Money Market                                        3,386,473      (2,399,496)         986,977
Lincoln VIPT Money Market Service Class                          8,397,993      (7,588,901)         809,092
Lincoln VIPT SSgA Bond Index Service Class                         452,376        (437,321)          15,055
Lincoln VIPT SSgA Developed International 150 Service Class        143,005         (54,905)          88,100
Lincoln VIPT SSgA Emerging Markets 100 Service Class                74,031         (46,327)          27,704
Lincoln VIPT SSgA International Index Service Class                136,484         (70,303)          66,181
Lincoln VIPT SSgA Large Cap 100 Service Class                       95,421        (105,017)          (9,596)
Lincoln VIPT SSgA S&P 500 Index                                     17,428          (4,055)          13,373
Lincoln VIPT SSgA S&P 500 Index Service Class                    1,853,927        (590,062)       1,263,865
Lincoln VIPT SSgA Small-Cap Index Service Class                    169,667        (220,380)         (50,713)
Lincoln VIPT SSgA Small-Mid Cap 200 Service Class                   61,432         (37,015)          24,417
Lincoln VIPT T. Rowe Price Growth Stock Service Class                   --        (149,217)        (149,217)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                    --         (33,936)         (33,936)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service
    Class                                                               --        (296,299)        (296,299)
Lincoln VIPT Templeton Growth Service Class                      1,520,218      (1,089,576)         430,642
Lincoln VIPT Turner Mid-Cap Growth Service Class                        --        (243,194)        (243,194)
Lincoln VIPT UBS Global Asset Allocation                         1,481,928        (449,078)       1,032,850
Lincoln VIPT UBS Global Asset Allocation Service Class           3,559,507        (978,102)       2,581,405
Lincoln VIPT Wilshire 2010 Profile Service Class                    89,319         (68,748)          20,571
Lincoln VIPT Wilshire 2020 Profile Service Class                   101,242        (105,880)          (4,638)
Lincoln VIPT Wilshire 2030 Profile Service Class                    27,282         (50,564)         (23,282)
Lincoln VIPT Wilshire 2040 Profile Service Class                     6,170         (49,839)         (43,669)
Lincoln VIPT Wilshire Aggressive Profile Service Class             277,101      (1,612,371)      (1,335,270)
Lincoln VIPT Wilshire Conservative Profile Service Class         3,899,948      (3,358,580)         541,368
Lincoln VIPT Wilshire Moderate Profile Service Class            13,053,626     (12,322,774)         730,852
Lincoln VIPT Wilshire Moderately Aggressive Profile Service
   Class                                                         3,862,209      (8,131,597)      (4,269,388)
Lord Abbett All Value Class VC                                          40              (5)              35
MFS VIT Core Equity Service Class                                   19,158         (75,144)         (55,986)
MFS VIT Growth                                                      11,920         (71,555)         (59,635)
MFS VIT Growth Service Class                                            --        (131,579)        (131,579)
MFS VIT Total Return                                               795,244        (345,247)         449,997
MFS VIT Total Return Service Class                               8,800,761      (5,140,575)       3,660,186
MFS VIT Utilities                                                  390,703        (348,594)          42,109
MFS VIT Utilities Service Class                                  2,927,993      (3,816,236)        (888,243)
NB AMT Mid-Cap Growth                                                   --      (1,374,903)      (1,374,903)
NB AMT Regency                                                     990,119      (1,434,249)        (444,130)
Oppenheimer Global Securities Service Class                             --              (2)              (2)
Putnam VT Growth & Income Class IB                                  91,771         (65,792)          25,979
Putnam VT Health Sciences Class IB                                      --         (79,089)         (79,089)
Van Kampen Capital Growth Class II                                      --              (2)              (2)

See accompanying notes.

                                                                               DIVIDENDS
                                                                                  FROM          TOTAL
                                                               NET REALIZED   NET REALIZE   NET REALIZED
                                                                GAIN (LOSS)     GAIN ON      GAIN (LOSS)
SUBACCOUNT                                                    ON INVESTMENTS  INVESTMENTS  ON INVESTMENTS
------------------------------------------------------------  --------------  -----------  --------------
Lincoln VIPT Delaware Bond                                    $  (2,365,001)  $    93,301    $(2,271,700)
Lincoln VIPT Delaware Bond Service Class                         (4,409,618)      214,032     (4,195,586)
Lincoln VIPT Delaware Growth and Income Service Class            (1,012,479)    2,401,381      1,388,902
Lincoln VIPT Delaware Social Awareness                              638,370     1,152,181      1,790,551
Lincoln VIPT Delaware Social Awareness Service Class                669,857     3,625,074      4,294,931
Lincoln VIPT Delaware Special Opportunities Service Class          (778,695)      727,841        (50,854)
Lincoln VIPT FI Equity-Income Service Class                      (2,171,794)    2,110,458        (61,336)
Lincoln VIPT Janus Capital Appreciation                              88,678            --         88,678
Lincoln VIPT Janus Capital Appreciation Service Class              (157,122)           --       (157,122)
Lincoln VIPT Marsico International Growth Service Class          (3,552,555)    2,975,823       (576,732)
Lincoln VIPT MFS Value Service Class                               (660,618)      819,937        159,319
Lincoln VIPT Mid-Cap Value Service Class                         (2,582,941)    1,273,723     (1,309,218)
Lincoln VIPT Mondrian International Value                         2,290,172     2,689,779      4,979,951
Lincoln VIPT Mondrian International Value Service Class           3,305,760     9,405,316     12,711,076
Lincoln VIPT Money Market                                               (20)          640            620
Lincoln VIPT Money Market Service Class                                (155)        1,776          1,621
Lincoln VIPT SSgA Bond Index Service Class                           69,343            --         69,343
Lincoln VIPT SSgA Developed International 150 Service Class         (69,873)           --        (69,873)
Lincoln VIPT SSgA Emerging Markets 100 Service Class                (66,298)           --        (66,298)
Lincoln VIPT SSgA International Index Service Class                (162,335)           --       (162,335)
Lincoln VIPT SSgA Large Cap 100 Service Class                      (362,864)           --       (362,864)
Lincoln VIPT SSgA S&P 500 Index                                     (30,802)           --        (30,802)
Lincoln VIPT SSgA S&P 500 Index Service Class                    (1,682,975)           --     (1,682,975)
Lincoln VIPT SSgA Small-Cap Index Service Class                    (747,560)    1,295,349        547,789
Lincoln VIPT SSgA Small-Mid Cap 200 Service Class                  (163,611)           --       (163,611)
Lincoln VIPT T. Rowe Price Growth Stock Service Class              (565,679)           --       (565,679)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                 67,911            --         67,911
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service
   Class                                                           (569,123)           --       (569,123)
Lincoln VIPT Templeton Growth Service Class                      (2,810,577)    2,938,374        127,797
Lincoln VIPT Turner Mid-Cap Growth Service Class                 (1,659,401)    2,675,758      1,016,357
Lincoln VIPT UBS Global Asset Allocation                         (1,036,194)    2,169,499      1,133,305
Lincoln VIPT UBS Global Asset Allocation Service Class           (3,090,463)    5,281,736      2,191,273
Lincoln VIPT Wilshire 2010 Profile Service Class                   (263,641)        4,280       (259,361)
Lincoln VIPT Wilshire 2020 Profile Service Class                   (397,126)        9,347       (387,779)
Lincoln VIPT Wilshire 2030 Profile Service Class                   (239,821)        3,405       (236,416)
Lincoln VIPT Wilshire 2040 Profile Service Class                   (516,713)        2,355       (514,358)
Lincoln VIPT Wilshire Aggressive Profile Service Class           (2,811,430)    2,478,950       (332,480)
Lincoln VIPT Wilshire Conservative Profile Service Class         (3,916,001)    2,011,513     (1,904,488)
Lincoln VIPT Wilshire Moderate Profile Service Class             (9,985,642)   16,095,076      6,109,434
Lincoln VIPT Wilshire Moderately Aggressive Profile Service
   Class                                                        (11,160,171)    9,808,070     (1,352,101)
Lord Abbett All Value Class VC                                           --            46             46
MFS VIT Core Equity Service Class                                    98,509            --         98,509
MFS VIT Growth                                                     (476,942)           --       (476,942)
MFS VIT Growth Service Class                                        455,674            --        455,674
MFS VIT Total Return                                               (241,491)    1,575,128      1,333,637
MFS VIT Total Return Service Class                               (6,557,277)   19,190,762     12,633,485
MFS VIT Utilities                                                 1,016,839     4,044,394      5,061,233
MFS VIT Utilities Service Class                                 (10,560,124)   35,644,040     25,083,916
NB AMT Mid-Cap Growth                                             3,913,192            --      3,913,192
NB AMT Regency                                                   (1,224,760)      182,937     (1,041,823)
Oppenheimer Global Securities Service Class                              --            --             --
Putnam VT Growth & Income Class IB                                 (487,756)      789,091        301,335
Putnam VT Health Sciences Class IB                                   42,423        44,128         86,551
Van Kampen Capital Growth Class II                                       --            --             --

                                                                 NET CHANGE      NET INCREASE
                                                               IN UNREALIZED      (DECREASE)
                                                              APPRECIATION OR   IN NET ASSETS
                                                                DEPRECIATION      RESULTING
SUBACCOUNT                                                     ON INVESTMENTS  FROM OPERATIONS
------------------------------------------------------------  ---------------  ---------------
Lincoln VIPT Delaware Bond                                     $ (16,897,124)   $ (11,933,218)
Lincoln VIPT Delaware Bond Service Class                         (42,956,750)     (29,703,070)
Lincoln VIPT Delaware Growth and Income Service Class            (11,057,023)      (9,802,669)
Lincoln VIPT Delaware Social Awareness                            (9,555,409)      (7,917,589)
Lincoln VIPT Delaware Social Awareness Service Class             (28,529,259)     (24,890,074)
Lincoln VIPT Delaware Special Opportunities Service Class         (3,189,439)      (3,270,195)
Lincoln VIPT FI Equity-Income Service Class                      (11,657,664)     (11,721,161)
Lincoln VIPT Janus Capital Appreciation                           (1,855,666)      (1,801,686)
Lincoln VIPT Janus Capital Appreciation Service Class            (15,493,442)     (16,027,112)
Lincoln VIPT Marsico International Growth Service Class          (18,392,610)     (19,170,680)
Lincoln VIPT MFS Value Service Class                             (17,543,357)     (17,205,493)
Lincoln VIPT Mid-Cap Value Service Class                          (6,926,296)      (8,482,460)
Lincoln VIPT Mondrian International Value                        (25,878,598)     (19,695,474)
Lincoln VIPT Mondrian International Value Service Class          (83,222,840)     (66,384,433)
Lincoln VIPT Money Market                                                 32          987,629
Lincoln VIPT Money Market Service Class                                   86          810,799
Lincoln VIPT SSgA Bond Index Service Class                         4,584,010        4,668,408
Lincoln VIPT SSgA Developed International 150 Service Class       (1,245,887)      (1,227,660)
Lincoln VIPT SSgA Emerging Markets 100 Service Class              (1,274,885)      (1,313,479)
Lincoln VIPT SSgA International Index Service Class               (1,492,100)      (1,588,254)
Lincoln VIPT SSgA Large Cap 100 Service Class                     (2,565,962)      (2,938,422)
Lincoln VIPT SSgA S&P 500 Index                                     (147,015)        (164,444)
Lincoln VIPT SSgA S&P 500 Index Service Class                    (15,387,895)     (15,807,005)
Lincoln VIPT SSgA Small-Cap Index Service Class                   (6,433,069)      (5,935,993)
Lincoln VIPT SSgA Small-Mid Cap 200 Service Class                 (1,010,798)      (1,149,992)
Lincoln VIPT T. Rowe Price Growth Stock Service Class             (4,427,637)      (5,142,533)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth              (1,109,581)      (1,075,606)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service
   Class                                                          (8,563,548)      (9,428,970)
Lincoln VIPT Templeton Growth Service Class                      (32,776,014)     (32,217,575)
Lincoln VIPT Turner Mid-Cap Growth Service Class                  (9,682,868)      (8,909,705)
Lincoln VIPT UBS Global Asset Allocation                         (11,882,602)      (9,716,447)
Lincoln VIPT UBS Global Asset Allocation Service Class           (27,104,014)     (22,331,336)
Lincoln VIPT Wilshire 2010 Profile Service Class                  (1,118,364)      (1,357,154)
Lincoln VIPT Wilshire 2020 Profile Service Class                  (1,963,209)      (2,355,626)
Lincoln VIPT Wilshire 2030 Profile Service Class                  (1,215,967)      (1,475,665)
Lincoln VIPT Wilshire 2040 Profile Service Class                    (836,406)      (1,394,433)
Lincoln VIPT Wilshire Aggressive Profile Service Class           (46,287,942)     (47,955,692)
Lincoln VIPT Wilshire Conservative Profile Service Class         (42,816,739)     (44,179,859)
Lincoln VIPT Wilshire Moderate Profile Service Class            (239,365,028)    (232,524,742)
Lincoln VIPT Wilshire Moderately Aggressive Profile Service
   Class                                                        (194,451,703)    (200,073,192)
Lord Abbett All Value Class VC                                         1,145            1,226
MFS VIT Core Equity Service Class                                 (2,270,197)      (2,227,674)
MFS VIT Growth                                                    (1,653,009)      (2,189,586)
MFS VIT Growth Service Class                                      (4,070,798)      (3,746,703)
MFS VIT Total Return                                              (7,967,199)      (6,183,565)
MFS VIT Total Return Service Class                               (96,863,172)     (80,569,501)
MFS VIT Utilities                                                (15,665,959)     (10,562,617)
MFS VIT Utilities Service Class                                 (133,944,588)    (109,748,915)
NB AMT Mid-Cap Growth                                            (47,982,186)     (45,443,897)
NB AMT Regency                                                   (46,851,122)     (48,337,075)
Oppenheimer Global Securities Service Class                              366              364
Putnam VT Growth & Income Class IB                                (2,324,824)      (1,997,510)
Putnam VT Health Sciences Class IB                                (1,055,167)      (1,047,705)
Van Kampen Capital Growth Class II                                       234              232

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2008

                                                                  AIM V.I.
                                                    AIM V.I.       CAPITAL      AIM V.I.      AIM V.I.
                                                     CAPITAL    APPRECIATION      CORE      CORE EQUITY
                                                  APPRECIATION    CLASS II       EQUITY       CLASS II
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                  ------------  ------------  ------------  -----------
NET ASSETS AT JANUARY 1, 2007                     $ 9,411,659   $ 4,908,825   $25,607,172   $ 8,237,493
Changes From Operations:
   - Net investment income (loss)                    (129,072)      (76,522)     (105,897)      (55,803)
   - Net realized gain (loss) on investments          192,968        79,296       827,697       298,760
   - Net change in unrealized appreciation or
     depreciation on investments                      832,511       458,305       848,477       242,087
                                                  -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    896,407       461,079     1,570,277       485,044
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                68,832       105,707       172,596        30,380
   - Contract withdrawals and transfers to
     annuity reserves                              (1,718,232)     (491,990)   (4,315,369)   (1,563,907)
   - Contract transfers                              (791,301)     (484,502)   (2,083,577)     (511,803)
                                                  -----------   -----------   -----------   -----------
                                                   (2,440,701)     (870,785)   (6,226,350)   (2,045,330)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --            --            --            --
   - Annuity Payments                                  (2,018)           --        (3,558)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                255            --            69            --
                                                  -----------   -----------   -----------   -----------
                                                       (1,763)           --        (3,489)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (2,442,464)     (870,785)   (6,229,839)   (2,045,330)
                                                  -----------   -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (1,546,057)     (409,706)   (4,659,562)   (1,560,286)
                                                  -----------   -----------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2007                     7,865,602     4,499,119    20,947,610     6,677,207
Changes From Operations:
   - Net investment income (loss)                     (81,216)      (49,449)       79,009         9,660
   - Net realized gain (loss) on investments         (246,130)      (42,701)      148,817        39,102
   - Net change in unrealized appreciation or
     depreciation on investments                   (2,665,933)   (1,579,978)   (5,818,753)   (1,906,377)
                                                  -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (2,993,279)   (1,672,128)   (5,590,927)   (1,857,615)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                13,953        31,219        43,946        46,473
   - Contract withdrawals and transfers to
     annuity reserves                              (1,012,200)     (569,892)   (3,074,332)     (900,285)
   - Contract transfers                              (514,733)     (292,038)   (1,156,027)     (137,566)
                                                  -----------   -----------   -----------   -----------
                                                   (1,512,980)     (830,711)   (4,186,413)     (991,378)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --            --            --            --
   - Annuity Payments                                  (1,421)           --       (13,597)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                173            --            84            --
                                                  -----------   -----------   -----------   -----------
                                                       (1,248)           --       (13,513)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (1,514,228)     (830,711)   (4,199,926)     (991,378)
                                                  -----------   -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (4,507,507)   (2,502,839)   (9,790,853)   (2,848,993)
                                                  -----------   -----------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2008                   $ 3,358,095   $ 1,996,280   $11,156,757   $ 3,828,214
                                                  ===========   ===========   ===========   ===========

See accompanying notes.

                                                                    AIM V.I.       ABVPSF
                                                     AIM V.I.    INTERNATIONAL     GLOBAL         ABVPSF          ABVPSF
                                                  INTERNATIONAL      GROWTH      TECHNOLOGY     GROWTH AND    INTERNATIONAL
                                                      GROWTH        CLASS II       CLASS B    INCOME CLASS B  VALUE CLASS B
                                                    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                  -------------  -------------  ------------  --------------  -------------
NET ASSETS AT JANUARY 1, 2007                     $ 11,887,911   $  8,546,047   $ 19,614,773  $ 237,605,213   $  34,424,483
Changes From Operations:
   - Net investment income (loss)                     (125,146)      (108,310)      (392,737)    (1,018,960)       (822,719)
   - Net realized gain (loss) on investments         1,842,547      1,046,433        668,204     18,189,458       5,009,671
   - Net change in unrealized appreciation or
     depreciation on investments                      (289,630)       108,004      3,562,342     (9,635,624)     (3,224,018)
                                                  ------------   ------------   ------------  -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   1,427,771      1,046,127      3,837,809      7,534,874         962,934
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 51,809         58,281      9,373,479     23,809,101     108,320,348
   - Contract withdrawals and transfers to
     annuity reserves                               (2,352,920)      (806,909)    (4,958,586)   (22,470,046)     (5,709,611)
   - Contract transfers                               (678,555)      (373,668)     5,905,881     (7,862,815)     32,211,128
                                                  ------------   ------------   ------------  -------------   -------------
                                                    (2,979,666)    (1,122,296)    10,320,774     (6,523,760)    134,821,865
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                 5,680             --             --         28,037          16,547
   - Annuity Payments                                  (27,528)            --         (5,711)       (91,341)           (724)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  (1)            --             (4)           571             213
                                                  ------------   ------------   ------------  -------------   -------------
                                                       (21,849)            --         (5,715)       (62,733)         16,036
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (3,001,515)    (1,122,296)    10,315,059     (6,586,493)    134,837,901
                                                  ------------   ------------   ------------  -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (1,573,744)       (76,169)    14,152,868        948,381     135,800,835
                                                  ------------   ------------   ------------  -------------   -------------
NET ASSETS AT DECEMBER 31, 2007                     10,314,167      8,469,878     33,767,641    238,553,594     170,225,318
Changes From Operations:
   - Net investment income (loss)                      (69,644)       (66,514)      (433,902)       242,605      (1,142,556)
   - Net realized gain (loss) on investments         1,141,560        633,871     (2,180,070)    24,894,096      (8,550,239)
   - Net change in unrealized appreciation or
     depreciation on investments                    (4,517,485)    (3,468,544)   (13,660,503)  (120,361,865)    (87,990,600)
                                                  ------------   ------------   ------------  -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (3,445,569)    (2,901,187)   (16,274,475)   (95,225,164)    (97,683,395)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 56,274         56,230      3,810,520     11,400,610      44,582,776
   - Contract withdrawals and transfers to
     annuity reserves                               (1,331,057)      (883,716)    (2,373,082)   (19,270,738)    (11,641,485)
   - Contract transfers                             (1,431,762)    (1,101,478)    (1,935,883)    (6,916,660)    (17,621,170)
                                                  ------------   ------------   ------------  -------------   -------------
                                                    (2,706,545)    (1,928,964)      (498,445)   (14,786,788)     15,320,121
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --             --         (5,724)            --          33,167
   - Annuity Payments                                   (3,323)            --         (3,453)       (44,387)         (9,340)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --             --             --            740              (1)
                                                  ------------   ------------   ------------  -------------   -------------
                                                        (3,323)            --         (9,177)       (43,647)         23,826
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (2,709,868)    (1,928,964)      (507,622)   (14,830,435)     15,343,947
                                                  ------------   ------------   ------------  -------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (6,155,437)    (4,830,151)   (16,782,097)  (110,055,599)    (82,339,448)
                                                  ------------   ------------   ------------  -------------   -------------
NET ASSETS AT DECEMBER 31, 2008                   $  4,158,730   $  3,639,727   $ 16,985,544  $ 128,497,995   $  87,885,870
                                                  ============   ============   ============  =============   =============

                                                                                  AMERICAN
                                                     ABVPSF                       CENTURY
                                                    LARGE CAP       ABVPSF      VP INFLATION     AMERICAN
                                                     GROWTH     SMALL/MID CAP    PROTECTION    FUNDS GLOBAL
                                                     CLASS B    VALUE CLASS B     CLASS 2     GROWTH CLASS 2
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  ------------  -------------  -------------  --------------
NET ASSETS AT JANUARY 1, 2007                     $ 31,699,870   $ 81,467,069  $122,539,340   $ 153,145,467
Changes From Operations:
   - Net investment income (loss)                     (477,637)    (1,002,493)    3,684,490       2,828,756
   - Net realized gain (loss) on investments         1,071,475      8,899,322      (552,690)     10,877,388
   - Net change in unrealized appreciation or
     depreciation on investments                     2,791,338    (10,839,028)    6,771,604      10,683,739
                                                  ------------   ------------  ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   3,385,176     (2,942,199)    9,903,404      24,389,883
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                200,911     30,163,584    20,765,216      80,024,563
   - Contract withdrawals and transfers to
     annuity reserves                               (4,038,220)    (6,088,654)   (8,165,995)     (9,843,667)
   - Contract transfers                             (1,919,729)     7,551,323      (256,496)     30,877,122
                                                  ------------   ------------  ------------   -------------
                                                    (5,757,038)    31,626,253    12,342,725     101,058,018
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --             --         6,760          28,016
   - Annuity Payments                                   (5,437)        (5,915)      (32,518)        (15,433)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  (3)            (2)          340              80
                                                  ------------   ------------  ------------   -------------
                                                        (5,440)        (5,917)      (25,418)         12,663
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (5,762,478)    31,620,336    12,317,307     101,070,681
                                                  ------------   ------------  ------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (2,377,302)    28,678,137    22,220,711     125,460,564
                                                  ------------   ------------  ------------   -------------
NET ASSETS AT DECEMBER 31, 2007                     29,322,568    110,145,206   144,760,051     278,606,031
Changes From Operations:
   - Net investment income (loss)                     (335,810)    (1,316,631)    6,428,637         823,517
   - Net realized gain (loss) on investments          (146,236)     5,214,559    (2,423,200)     16,394,571
   - Net change in unrealized appreciation or
     depreciation on investments                   (10,242,171)   (49,408,096)  (15,677,986)   (150,139,999)
                                                  ------------   ------------  ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (10,724,217)   (45,510,168)  (11,672,549)   (132,921,911)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                116,828     17,365,957    47,809,103      62,377,232
   - Contract withdrawals and transfers to
     annuity reserves                               (3,087,329)    (7,207,894)  (18,576,463)    (16,005,100)
   - Contract transfers                             (2,087,290)    10,106,220    74,797,534      24,925,119
                                                  ------------   ------------  ------------   -------------
                                                    (5,057,791)    20,264,283   104,030,174      71,297,251
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --             --         4,520              --
   - Annuity Payments                                   (4,437)        (4,654)      (36,835)        (13,811)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                   1              1           349              23
                                                  ------------   ------------  ------------   -------------
                                                        (4,436)        (4,653)      (31,966)        (13,788)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (5,062,227)    20,259,630   103,998,208      71,283,463
                                                  ------------   ------------  ------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (15,786,444)   (25,250,538    92,325,659     (61,638,448)
                                                  ------------   ------------  ------------   -------------
NET ASSETS AT DECEMBER 31, 2008                   $ 13,536,124   $ 84,894,668  $237,085,710   $ 216,967,583
                                                  ============   ============  ============   =============

                                                     AMERICAN
                                                      FUNDS                                          AMERICAN
                                                   GLOBAL SMALL                    AMERICAN FUNDS      FUNDS
                                                  CAPITALIZATION   AMERICAN FUNDS   GROWTH-INCOME  INTERNATIONAL
                                                      CLASS 2      GROWTH CLASS 2      CLASS 2        CLASS 2
                                                    SUBACCOUNT       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                  --------------  ---------------  --------------  -------------
NET ASSETS AT JANUARY 1, 2007                     $ 238,117,221   $ 1,392,831,743  $1,580,788,507  $ 632,070,987
Changes From Operations:
   - Net investment income (loss)                     4,256,401       (13,413,607)     (1,296,042)        97,527
   - Net realized gain (loss) on investments         33,251,970       133,087,183      80,110,635     52,337,493
   - Net change in unrealized appreciation or
     depreciation on investments                     10,420,843        30,583,664     (29,519,413)    70,044,516
                                                  -------------   ---------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   47,929,214       150,257,240      49,295,180    122,479,536
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              80,472,258       345,288,976     338,236,577    172,903,198
   - Contract withdrawals and transfers to
     annuity reserves                               (25,821,972)     (123,130,960)   (138,885,811)   (59,030,181)
   - Contract transfers                              18,312,841         7,318,877       8,332,853     36,597,845
                                                  -------------   ---------------  --------------  -------------
                                                     72,963,127       229,476,893     207,683,619    150,470,862
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                 14,293            93,533          78,991         17,757
   - Annuity Payments                                   (16,971)         (230,144)       (488,134)      (151,499)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                1,448             1,194           4,702          6,931
                                                  -------------   ---------------  --------------  -------------
                                                         (1,230)         (135,417)       (404,441)      (126,811)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            72,961,897       229,341,476     207,279,178    150,344,051
                                                  -------------   ---------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             120,891,111       379,598,716     256,574,358    272,823,587
                                                  -------------   ---------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2007                     359,008,332     1,772,430,459   1,837,362,865    904,894,574
Changes From Operations:
   - Net investment income (loss)                    (4,578,073)      (12,410,662)      2,230,742      2,720,759
   - Net realized gain (loss) on investments         31,726,046       162,165,377      89,285,043     98,076,608
   - Net change in unrealized appreciation or
     depreciation on investments                   (226,522,034)   (1,000,789,987)   (837,753,220)  (525,863,754)
                                                  -------------   ---------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (199,374,061)     (851,035,272)   (746,237,435)  (425,066,387)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              46,188,095       250,974,670     236,469,226    127,646,718
   - Contract withdrawals and transfers to
     annuity reserves                               (22,113,053)     (131,014,123)   (143,044,830)   (66,393,740)
   - Contract transfers                              (9,286,575)       55,232,587      29,633,866     27,025,504
                                                  -------------   ---------------  --------------  -------------
                                                     14,788,467       175,193,134     123,058,262     88,278,482
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                     --            44,151         118,290             --
   - Annuity Payments                                   (14,527)         (188,602)       (336,138)      (147,078)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  821               926         (10,160)        (9,151)
                                                  -------------   ---------------  --------------  -------------
                                                        (13,706)         (143,525)       (228,008)      (156,229)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            14,774,761       175,049,609     122,830,254     88,122,253
                                                  -------------   ---------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (184,599,300)     (675,985,663)   (623,407,181)  (336,944,134)
                                                  -------------   ---------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2008                   $ 174,409,032   $ 1,096,444,796  $1,213,955,684  $ 567,950,440
                                                  =============   ===============  ==============  =============

See accompanying notes.

                                                                  DELAWARE
                                                     DELAWARE        VIPT         DELAWARE                     DELAWARE
                                                   VIPT CAPITAL   DIVERSIFIED   VIPT EMERGING    DELAWARE        VIPT
                                                     RESERVES       INCOME         MARKETS         VIPT       HIGH YIELD
                                                  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS   HIGH YIELD  SERVICE CLASS
                                                    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                  -------------  -------------  -------------  -----------  -------------
NET ASSETS AT JANUARY 1, 2007                      $10,878,852   $186,983,777   $ 129,919,378  $14,399,604  $186,729,667
Changes From Operations:
   - Net investment income (loss)                      384,575      2,187,108        (784,585)     742,928     9,075,742
   - Net realized gain (loss) on investments              (746)     1,531,408      19,759,469      502,132     2,002,091
   - Net change in unrealized appreciation or
     depreciation on investments                       (39,312)     9,377,803      36,429,906     (922,051)   (9,934,694)
                                                   -----------   ------------   -------------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     344,517     13,096,319      55,404,790      323,009     1,143,139
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              5,461,905     68,102,044      61,279,813       82,753    41,143,172
   - Contract withdrawals and transfers to
     annuity reserves                               (1,194,224)   (16,521,595)    (12,621,632)  (2,747,229)  (16,276,614)
   - Contract transfers                              2,886,525     50,434,127      22,715,453    3,825,795   (10,072,423)
                                                   -----------   ------------   -------------  -----------  ------------
                                                     7,154,206    102,014,576      71,373,634    1,161,319    14,794,135
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --         85,630          17,216       (3,615)       11,299
   - Annuity Payments                                 (167,969)       (23,342)           (709)        (535)      (39,550)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                (151)           241             254           24           486
                                                   -----------   ------------   -------------  -----------  ------------
                                                      (168,120)        62,529          16,761       (4,126)      (27,765)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            6,986,086    102,077,105      71,390,395    1,157,193    14,766,370
                                                   -----------   ------------   -------------  -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              7,330,603    115,173,424     126,795,185    1,480,202    15,909,509
                                                   -----------   ------------   -------------  -----------  ------------
NET ASSETS AT DECEMBER 31, 2007                     18,209,455    302,157,201     256,714,563   15,879,806   202,639,176
Changes From Operations:
   - Net investment income (loss)                      991,848      7,069,727        (932,483)     676,267    11,819,432
   - Net realized gain (loss) on investments          (283,418)     2,353,541      26,610,679     (420,474)   (6,046,860)
   - Net change in unrealized appreciation or
     depreciation on investments                    (1,960,606)   (38,437,202)   (177,059,146)  (2,533,472)  (58,596,553)
                                                   -----------   ------------   -------------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (1,252,176)   (29,013,934)   (151,380,950)  (2,277,679)  (52,823,981)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             20,406,664     81,154,178      51,638,779       31,834    30,757,113
   - Contract withdrawals and transfers to
     annuity reserves                               (6,198,544)   (38,020,869)    (14,613,168)  (2,277,144)  (17,927,497)
   - Contract transfers                             50,388,681     66,996,207      (1,322,627)  (3,322,460)    3,915,373
                                                   -----------   ------------   -------------  -----------  ------------
                                                    64,596,801    110,129,516      35,702,984   (5,567,770)   16,744,989
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   665             --           2,475       (5,332)           --
   - Annuity Payments                                 (165,947)       (29,418)         (1,181)       5,116       (60,963)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  58            291              --           16           363
                                                   -----------   ------------   -------------  -----------  ------------
                                                      (165,224)       (29,127)          1,294         (200)      (60,600)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           64,431,577    110,100,389      35,704,278   (5,567,970)   16,684,389
                                                   -----------   ------------   -------------  -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             63,179,401     81,086,455    (115,676,672)  (7,845,649)  (36,139,592)
                                                   -----------   ------------   -------------  -----------  ------------
NET ASSETS AT DECEMBER 31, 2008                    $81,388,856   $383,243,656   $ 141,037,891  $ 8,034,157  $166,499,584
                                                   ===========   ============   =============  ===========  ============


                                                    DELAWARE                                    DELAWARE
                                                      VIPT                        DELAWARE        VIPT
                                                  INTERNATIONAL    DELAWARE      VIPT REIT     SMALL CAP
                                                  VALUE EQUITY    VIPT REIT    SERVICE CLASS     VALUE
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                  -------------  ------------  -------------  ------------
NET ASSETS AT JANUARY 1, 2007                      $ 2,737,672   $ 24,391,247  $251,608,279   $ 30,657,532
Changes From Operations:
   - Net investment income (loss)                       19,403         17,127    (1,216,665)      (231,080)
   - Net realized gain (loss) on investments           989,468      6,424,519    52,167,686      5,005,866
   - Net change in unrealized appreciation or
     depreciation on investments                      (887,134)    (9,149,166)  (90,327,296)    (6,429,443)
                                                   -----------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     121,737     (2,707,520)  (39,376,275)    (1,654,657)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  1,171         97,442    32,306,436        122,751
   - Contract withdrawals and transfers to
     annuity reserves                                 (610,149)    (4,178,191)  (18,017,917)    (5,564,258)
   - Contract transfers                               (552,292)    (3,957,054)  (35,660,128)    (3,099,525)
                                                   -----------   ------------  ------------   ------------
                                                    (1,161,270)    (8,037,803)  (21,371,609)    (8,541,032)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                16,547         17,962         5,956         (5,631)
   - Annuity Payments                                     (715)       (23,076)      (52,466)       (35,085)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 213            240         1,278           (132)
                                                   -----------   ------------  ------------   ------------
                                                        16,045         (4,874)      (45,232)       (40,848)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (1,145,225)    (8,042,677)  (21,416,841)    (8,581,880)
                                                   -----------   ------------  ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (1,023,488)   (10,750,197)  (60,793,116)   (10,236,537)
                                                   -----------   ------------  ------------   ------------
NET ASSETS AT DECEMBER 31, 2007                      1,714,184     13,641,050   190,815,163     20,420,995
Changes From Operations:
   - Net investment income (loss)                       15,629        118,762       752,376        (87,952)
   - Net realized gain (loss) on investments          (290,105)     2,499,672    35,438,237      1,619,251
   - Net change in unrealized appreciation or
     depreciation on investments                      (199,913)    (6,352,515)  (94,873,617)    (6,406,374)
                                                   -----------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (474,389)    (3,734,081)  (58,683,004)    (4,875,075)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  1,487         37,193     2,167,965         95,483
   - Contract withdrawals and transfers to
     annuity reserves                                 (644,974)    (2,401,131)  (14,103,275)    (3,043,014)
   - Contract transfers                               (164,790)    (1,644,334)  (22,576,507)    (2,945,601)
                                                   -----------   ------------  ------------   ------------
                                                      (808,277)    (4,008,272)  (34,511,817)    (5,893,132)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                (7,301)        (6,281)       42,805             --
   - Annuity Payments                                     (882)       (10,753)      (56,902)          (931)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --            152           889             28
                                                   -----------   ------------  ------------   ------------
                                                        (8,183)       (16,882)      (13,208)          (903)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (816,460)    (4,025,154)  (34,525,025)    (5,894,035)
                                                   -----------   ------------  ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (1,290,849)    (7,759,235)  (93,208,029)   (10,769,110)
                                                   -----------   ------------  ------------   ------------
NET ASSETS AT DECEMBER 31, 2008                    $   423,335   $  5,881,815  $ 97,607,134   $  9,651,885
                                                   ===========   ============  ============   ============

                                                                                                   DELAWARE
                                                   DELAWARE VIPT                    DELAWARE      VIPT U.S.
                                                  SMALL CAP VALUE    DELAWARE      VIPT TREND       GROWTH
                                                   SERVICE CLASS    VIPT TREND   SERVICE CLASS  SERVICE CLASS
                                                     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  ---------------  ------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2007                      $ 306,852,146   $ 24,889,509  $114,451,808   $ 35,560,878
Changes From Operations:
   - Net investment income (loss)                     (4,848,057)      (313,510)   (1,897,855)      (587,568)
   - Net realized gain (loss) on investments          29,837,360      1,803,825     6,729,410      1,237,396
   - Net change in unrealized appreciation or
     depreciation on investments                     (56,466,731)       631,676     4,831,492      3,053,799
                                                   -------------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (31,477,428)     2,121,991     9,663,047      3,703,627
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               86,717,339        149,359     8,961,055      3,473,433
   - Contract withdrawals and transfers to
     annuity reserves                                (22,101,313)    (5,407,922)   (9,739,492)    (2,721,615)
   - Contract transfers                              (12,012,071)    (2,655,663)   (7,404,768)    (1,320,371)
                                                   -------------   ------------  ------------   ------------
                                                      52,603,955     (7,914,226)   (8,183,205)      (568,553)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                      --             --            --          6,760
   - Annuity Payments                                   (117,050)        (9,745)     (105,263)       (10,067)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  (178)         4,568           (33)         1,020
                                                   -------------   ------------  ------------   ------------
                                                        (117,228)        (5,177)     (105,296)        (2,287)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             52,486,727     (7,919,403)   (8,288,501)      (570,840)
                                                   -------------   ------------  ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               21,009,299     (5,797,412)    1,374,546      3,132,787
                                                   -------------   ------------  ------------   ------------
NET ASSETS AT DECEMBER 31, 2007                      327,861,445     19,092,097   115,826,354     38,693,665
Changes From Operations:
   - Net investment income (loss)                     (3,593,147)      (181,938)   (1,395,683)      (470,758)
   - Net realized gain (loss) on investments          11,715,472      2,167,735    16,071,600      1,139,514
   - Net change in unrealized appreciation or
     depreciation on investments                    (111,254,918)    (9,517,850)  (65,019,379)   (16,613,721)
                                                   -------------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (103,132,593)    (7,532,053)  (50,343,462)   (15,944,965)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               40,115,374         39,176     4,000,666      2,541,952
   - Contract withdrawals and transfers to
     annuity reserves                                (22,797,277)    (3,049,497)   (9,008,451)    (3,439,512)
   - Contract transfers                              (11,739,844)    (1,520,085)   (8,403,027)      (613,624)
                                                   -------------   ------------  ------------   ------------
                                                       5,578,253     (4,530,406)  (13,410,812)    (1,511,184)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  45,988          7,568            --             --
   - Annuity Payments                                    (85,374)       (19,172)      (68,252)        (8,703)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                    54         (7,371)           12            527
                                                   -------------   ------------  ------------   ------------
                                                         (39,332)       (18,975)      (68,240)        (8,176)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              5,538,921     (4,549,381)  (13,479,052)    (1,519,360)
                                                   -------------   ------------  ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (97,593,672)   (12,081,434)  (63,822,514)   (17,464,325)
                                                   -------------   ------------  ------------   ------------
NET ASSETS AT DECEMBER 31, 2008                    $ 230,267,773   $  7,010,663  $ 52,003,840   $ 21,229,340
                                                   =============   ============  ============   ============

See accompanying notes.

                                                                                                DWS VIP
                                                                  DELAWARE       DWS VIP       EQUITY 500      DWS VIP
                                                    DELAWARE     VIPT VALUE     EQUITY 500        INDEX       SMALL CAP
                                                   VIPT VALUE  SERVICE CLASS       INDEX     SERVICE CLASS      INDEX
                                                   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                  -----------  -------------  -------------  -------------  -----------
NET ASSETS AT JANUARY 1, 2007                     $18,576,994  $129,017,666   $ 61,937,097   $ 42,703,560   $16,714,898
Changes From Operations:
   - Net investment income (loss)                      41,656      (676,819)        12,115       (204,292)     (103,378)
   - Net realized gain (loss) on investments        1,661,442     7,121,637      3,197,545      1,308,311     1,786,320
   - Net change in unrealized appreciation or
     depreciation on investments                   (2,270,849)  (15,069,686)      (897,717)       323,569    (2,122,461)
                                                  -----------  ------------   ------------   ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (567,751)   (8,624,868)     2,311,943      1,427,588      (439,519)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               136,856    42,180,878        544,704      7,492,249       255,103
   - Contract withdrawals and transfers to
     annuity reserves                              (3,390,987)   (9,538,988)    (8,710,005)    (2,452,991)   (1,611,352)
   - Contract transfers                               176,176     5,834,353     (4,149,446)    (1,914,531)   (1,503,861)
                                                  -----------  ------------   ------------   ------------   -----------
                                                   (3,077,955)   38,476,243    (12,314,747)     3,124,727    (2,860,110)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                               12,801            --        (17,644)            --            --
   - Annuity Payments                                 (21,535)        5,386        (57,064)        (2,934)       (9,988)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                              1,442            51         16,441              9            (6)
                                                  -----------  ------------   ------------   ------------   -----------
                                                       (7,292)        5,437        (58,267)        (2,925)       (9,994)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (3,085,247)   38,481,680    (12,373,014)     3,121,802    (2,870,104)
                                                  -----------  ------------   ------------   ------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (3,652,998)   29,856,812    (10,061,071)     4,549,390    (3,309,623)
                                                  -----------  ------------   ------------   ------------   -----------
NET ASSETS AT DECEMBER 31, 2007                    14,923,996   158,874,478     51,876,026     47,252,950    13,405,275
Changes From Operations:
   - Net investment income (loss)                     180,449     1,090,834        384,777        175,089         7,303
   - Net realized gain (loss) on investments          693,435     3,188,725        748,271       (185,820)      699,567
   - Net change in unrealized appreciation or
     depreciation on investments                   (5,148,508)  (56,261,001)   (18,011,470)   (16,953,948)   (4,861,128)
                                                  -----------  ------------   ------------   ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (4,274,624)  (51,981,442)   (16,878,422)   (16,964,679)   (4,154,258)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               194,595    12,357,240        207,161        718,589       186,745
   - Contract withdrawals and transfers to
     annuity reserves                              (2,413,520)   (8,768,904)    (6,115,379)    (3,061,148)   (1,140,619)
   - Contract transfers                            (2,066,828)  (17,843,147)    (4,803,305)     1,448,319    (1,485,026)
                                                  -----------  ------------   ------------   ------------   -----------
                                                   (4,285,753)  (14,254,811)   (10,711,523)      (894,240)   (2,438,900)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --            --         (6,127)            --        (2,603)
   - Annuity Payments                                 (12,534)       (5,701)       (78,718)        (2,315)       (5,422)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                              1,067           219        (31,151)            16             1
                                                  -----------  ------------   ------------   ------------   -----------
                                                      (11,467)       (5,482)      (115,996)        (2,299)       (8,024)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (4,297,220)  (14,260,293)   (10,827,519)      (896,539)   (2,446,924)
                                                  -----------  ------------   ------------   ------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (8,571,844)  (66,241,735)   (27,705,941)   (17,861,218)   (6,601,182)
                                                  -----------  ------------   ------------   ------------   -----------
NET ASSETS AT DECEMBER 31, 2008                   $ 6,352,152  $ 92,632,743   $ 24,170,085   $ 29,391,732   $ 6,804,093
                                                  ===========  ============   ============   ============   ===========

                                                     DWS VIP
                                                    SMALL CAP      FIDELITY VIP                    FIDELITY VIP
                                                      INDEX         CONTRAFUND     FIDELITY VIP   EQUITY-INCOME
                                                  SERVICE CLASS  SERVICE CLASS 2  EQUITY-INCOME  SERVICE CLASS 2
                                                    SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                  -------------  ---------------  -------------  ---------------
NET ASSETS AT JANUARY 1, 2007                     $ 32,947,863    $ 473,272,060   $ 26,097,151    $118,013,433
Changes From Operations:
   - Net investment income (loss)                     (415,137)      (4,966,817)        42,366         (80,249)
   - Net realized gain (loss) on investments         2,875,694      177,764,522      2,788,386      11,698,029
   - Net change in unrealized appreciation or
     depreciation on investments                    (4,151,136)     (89,013,123)    (2,554,099)    (11,564,010)
                                                  ------------    -------------   ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (1,690,579)      83,784,582        276,653          53,770
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              5,639,486      171,852,579        114,662       1,935,778
   - Contract withdrawals and transfers to
     annuity reserves                               (1,547,364)     (37,817,234)    (5,770,621)     (9,823,162)
   - Contract transfers                              2,120,807       32,959,236       (917,625)     (5,270,262)
                                                  ------------    -------------   ------------    ------------
                                                     6,212,929      166,994,581     (6,573,584)    (13,157,646)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --           12,801             --              --
   - Annuity Payments                                       --           18,937         (5,778)        (41,176)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --              (82)         1,217              28
                                                  ------------    -------------   ------------    ------------
                                                            --           31,656         (4,561)        (41,148)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            6,212,929      167,026,237     (6,578,145)    (13,198,794)
                                                  ------------    -------------   ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              4,522,350      250,810,819     (6,301,492)    (13,145,024)
                                                  ------------    -------------   ------------    ------------
NET ASSETS AT DECEMBER 31, 2007                     37,470,213      724,082,879     19,795,659     104,868,409
Changes From Operations:
   - Net investment income (loss)                      (79,649)      (5,144,151)        87,914         376,804
   - Net realized gain (loss) on investments           647,163       (6,743,443)    (1,403,906)     (4,161,905)
   - Net change in unrealized appreciation or
     depreciation on investments                   (11,683,124)    (343,104,284)    (5,913,856)    (36,883,533)
                                                  ------------    -------------   ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (11,115,610)    (354,991,878)    (7,229,848)    (40,668,634)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                325,704      119,949,196        106,190         637,565
   - Contract withdrawals and transfers to
     annuity reserves                               (2,047,675)     (49,335,087)    (3,228,760)     (8,449,172)
   - Contract transfers                             (6,236,697)      60,579,499     (1,815,022)     (8,881,407)
                                                  ------------    -------------   ------------    ------------
                                                    (7,958,668)     131,193,608     (4,937,592)    (16,693,014)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                43,653               --        (10,256)             --
   - Annuity Payments                                   (9,429)          (2,682)         6,603         (39,203)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  (1)             134            806              55
                                                  ------------    -------------   ------------    ------------
                                                        34,223           (2,548)        (2,847)        (39,148)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (7,924,445)     131,191,060     (4,940,439)    (16,732,162)
                                                  ------------    -------------   ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (19,040,055)    (223,800,818)   (12,170,287)    (57,400,796)
                                                  ------------    -------------   ------------    ------------
NET ASSETS AT DECEMBER 31, 2008                   $ 18,430,158    $ 500,282,061   $  7,625,372    $ 47,467,613
                                                  ============    =============   ============    ============

                                                                  FIDELITY VIP     FIDELITY VIP
                                                  FIDELITY VIP       GROWTH          MID CAP      FIDELITY VIP
                                                     GROWTH     SERVICE CLASS 2  SERVICE CLASS 2    OVERSEAS
                                                   SUBACCOUNT      SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
                                                  ------------  ---------------  ---------------  -------------
NET ASSETS AT JANUARY 1, 2007                     $14,883,568    $ 46,860,781     $ 134,453,898    $ 7,368,801
Changes From Operations:
   - Net investment income (loss)                     (74,557)       (759,129)       (2,435,213)       133,075
   - Net realized gain (loss) on investments         (537,939)      3,841,720        14,321,689      1,180,835
   - Net change in unrealized appreciation or
     depreciation on investments                    3,730,072       8,694,876         9,678,350       (297,200)
                                                  -----------    ------------     -------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  3,117,576      11,777,467        21,564,826      1,016,710
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                61,959      13,191,355        86,751,861         26,580
   - Contract withdrawals and transfers to
     annuity reserves                              (3,508,661)     (4,200,768)       (8,650,245)    (1,806,633)
   - Contract transfers                              (754,943)     11,014,854        32,588,085         (4,154)
                                                  -----------    ------------     -------------    -----------
                                                   (4,201,645)     20,005,441       110,689,701     (1,784,207)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --              --           (39,093)         2,461
   - Annuity Payments                                 (17,025)        (55,851)           (5,140)       (37,694)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                             10,642             242              (254)        17,047
                                                  -----------    ------------     -------------    -----------
                                                       (6,383)        (55,609)          (44,487)       (18,186)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (4,208,028)     19,949,832       110,645,214     (1,802,393)
                                                  -----------    ------------     -------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (1,090,452)     31,727,299       132,210,040       (785,683)
                                                  -----------    ------------     -------------    -----------
NET ASSETS AT DECEMBER 31, 2007                    13,793,116      78,588,080       266,663,938      6,583,118
Changes From Operations:
   - Net investment income (loss)                     (68,465)       (761,581)       (3,805,212)        40,631
   - Net realized gain (loss) on investments         (701,321)     (1,207,775)       26,651,233        635,196
   - Net change in unrealized appreciation or
     depreciation on investments                   (4,871,180)    (40,457,396)     (155,350,024)    (3,216,855)
                                                  -----------    ------------     -------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                  (5,640,966)    (42,426,752)     (132,504,003)    (2,541,028)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                46,588      16,948,404        67,703,028          9,673
   - Contract withdrawals and transfers to
     annuity reserves                              (1,731,945)     (4,410,836)      (14,504,027)      (990,361)
   - Contract transfers                            (1,138,630)     (1,751,118)       24,676,508       (302,246)
                                                  -----------    ------------     -------------    -----------
                                                   (2,823,987)     10,786,450        77,875,509     (1,282,934)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --              --            43,983             --
   - Annuity Payments                                 (24,723)        (50,331)          (12,392)       (37,852)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                            (15,354)            167                 9        (27,948)
                                                  -----------    ------------     -------------    -----------
                                                      (40,077)        (50,164)           31,600        (65,800)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (2,864,064)     10,736,286        77,907,109     (1,348,734)
                                                  -----------    ------------     -------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (8,505,030)    (31,690,466)      (54,596,894)    (3,889,762)
                                                  -----------    ------------     -------------    -----------
NET ASSETS AT DECEMBER 31, 2008                   $ 5,288,086    $ 46,897,614     $ 212,067,044    $ 2,693,356
                                                  ===========    ============     =============    ===========

See accompanying notes.

                                                                                     FTVIPT
                                                                       FTVIPT       FRANKLIN                       FTVIPT
                                                                      FRANKLIN    SMALL-MID CAP     FTVIPT        TEMPLETON
                                                   FIDELITY VIP        INCOME        GROWTH      MUTUAL SHARES  GLOBAL INCOME
                                                     OVERSEAS        SECURITIES    SECURITIES     SECURITIES     SECURITIES
                                                  SERVICE CLASS 2     CLASS 2        CLASS 2        CLASS 2        CLASS 2
                                                    SUBACCOUNT       SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  ---------------  -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2007                       $113,192,556   $  78,020,239  $ 75,574,109   $  50,055,830  $ 63,394,259
Changes From Operations:
   - Net investment income (loss)                      1,596,727       3,000,858    (1,472,770)       (503,895)      866,224
   - Net realized gain (loss) on investments          13,495,124       1,394,226     8,460,152       4,808,474     1,043,366
   - Net change in unrealized appreciation or
     depreciation on investments                       1,718,988      (6,212,996)      166,369      (7,792,676)    7,544,234
                                                    ------------   -------------  ------------   -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    16,810,839      (1,817,912)    7,153,751      (3,488,097)    9,453,824
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               14,187,438     189,733,447    25,632,209     121,184,754    62,361,826
   - Contract withdrawals and transfers to
     annuity reserves                                 (9,476,496)    (10,663,636)  (11,197,652)     (5,971,073)   (5,823,141)
   - Contract transfers                               (3,579,104)     94,730,438     2,433,449      61,221,987    43,905,504
                                                    ------------   -------------  ------------   -------------  ------------
                                                       1,131,838     273,800,249    16,868,006     176,435,668   100,444,189
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                      --          23,825        11,947          11,912            --
   - Annuity Payments                                       (852)         (2,131)       (6,407)         (1,069)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                   462               5          (169)              2            --
                                                    ------------   -------------  ------------   -------------  ------------
                                                            (390)         21,699         5,371          10,845            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              1,131,448     273,821,948    16,873,377     176,446,513   100,444,189
                                                    ------------   -------------  ------------   -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               17,942,287     272,004,036    24,027,128     172,958,416   109,898,013
                                                    ------------   -------------  ------------   -------------  ------------
NET ASSETS AT DECEMBER 31, 2007                      131,134,843     350,024,275    99,601,237     223,014,246   173,292,272
Changes From Operations:
   - Net investment income (loss)                        815,454      14,630,748    (1,391,995)      4,085,801     6,007,846
   - Net realized gain (loss) on investments          11,196,025      (4,086,054)    7,841,751       3,126,656       569,166
   - Net change in unrealized appreciation or
     depreciation on investments                     (71,028,940)   (157,550,496)  (51,680,767)   (121,281,552)    3,363,424
                                                    ------------   -------------  ------------   -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (59,017,461)   (147,005,802)  (45,231,011)   (114,069,095)    9,940,436
Changes From Unit Transactions:
   Accumulation Units:                                10,551,736     119,211,256    11,626,849      70,340,192   126,043,775
   - Contract purchases                               (8,558,863)    (24,675,355)   (7,301,307)    (13,853,286)  (23,279,659)
   - Contract withdrawals and transfers to
     annuity reserves                                 (2,083,955)     61,419,408     2,320,024      63,846,794   112,540,900
                                                    ------------   -------------  ------------   -------------  ------------
   - Contract transfers                                  (91,082)    155,955,309     6,645,566     120,333,700   215,305,016
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                      --           2,366            --              --        10,013
   - Annuity Payments                                    (10,436)         (3,270)       (8,637)         (1,112)          (73)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                   355               2            77               1            --
                                                    ------------   -------------  ------------   -------------  ------------
                                                         (10,081)           (902)       (8,560)         (1,111)        9,940
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               (101,163)    155,954,407     6,637,006     120,332,589   215,314,956
                                                    ------------   -------------  ------------   -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (59,118,624)      8,948,605   (38,594,005)      6,263,494   225,255,392
                                                    ------------   -------------  ------------   -------------  ------------
NET ASSETS AT DECEMBER 31, 2008                     $ 72,016,219   $ 358,972,880  $ 61,007,232   $ 229,277,740  $398,547,664
                                                    ============   =============  ============   =============  ============

                                                      FTVIPT        GOLDMAN                         JANUS
                                                    TEMPLETON      SACHS VIT        JANUS        ASPEN SERIES
                                                      GROWTH        GROWTH &     ASPEN SERIES      MID CAP
                                                    SECURITIES       INCOME        BALANCED         GROWTH
                                                     CLASS 2     SERVICE CLASS  SERVICE SHARES  SERVICE SHARES
                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                  -------------  -------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2007                     $ 157,168,558     $    --      $ 37,445,853    $ 15,346,221
Changes From Operations:
   - Net investment income (loss)                      (520,922)         --           241,206        (258,794)
   - Net realized gain (loss) on investments         12,498,284          --         1,841,890       1,444,199
   - Net change in unrealized appreciation or
     depreciation on investments                    (11,221,346)         --         1,021,091       1,821,964
                                                  -------------     -------      ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      756,016          --         3,104,187       3,007,369
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              33,529,929          --           444,501         304,874
   - Contract withdrawals and transfers to
     annuity reserves                               (10,347,575)         --        (3,820,479)     (1,518,327)
   - Contract transfers                               3,065,248          --        (1,586,163)        452,116
                                                  -------------     -------      ------------    ------------
                                                     26,247,602          --        (4,962,141)       (761,337)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                     --          --                --              --
   - Annuity Payments                                   (12,671)         --           (65,249)             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  254          --                (7)             --
                                                  -------------     -------      ------------    ------------
                                                        (12,417)         --           (65,256)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            26,235,185          --        (5,027,397)       (761,337)
                                                  -------------     -------      ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              26,991,201          --        (1,923,210)      2,246,032
                                                  -------------     -------      ------------    ------------
NET ASSETS AT DECEMBER 31, 2007                     184,159,759          --        35,522,643      17,592,253
Changes From Operations:
   - Net investment income (loss)                       159,074         904           237,208        (201,574)
   - Net realized gain (loss) on investments          3,861,722           5         2,895,475       1,824,456
   - Net change in unrealized appreciation or
     depreciation on investments                    (74,896,610)        230        (8,851,214)     (8,384,603)
                                                  -------------     -------      ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (70,875,814)      1,139        (5,718,531)     (6,761,721)
Changes From Unit Transactions:
   Accumulation Units:                                1,371,585      37,890           322,969         127,354
   - Contract purchases                             (10,925,642)         --        (3,463,378)     (1,769,942)
   - Contract withdrawals and transfers to
     annuity reserves                               (20,059,003)         --        (1,695,644)     (2,060,082)
   - Contract transfers                             (29,613,060)     37,890        (4,836,053)     (3,702,670)
                                                  -------------     -------      ------------    ------------
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                     --          --                --              --
   - Annuity Payments                                    (9,542)         --           (60,146)             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  183          --                68              --
                                                  -------------     -------      ------------    ------------
                                                         (9,359)         --           (60,078)             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (29,622,419)     37,890        (4,896,131)     (3,702,670)
                                                  -------------     -------      ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (100,498,233)     39,029       (10,614,662     (10,464,391)
                                                  -------------     -------      ------------    ------------
NET ASSETS AT DECEMBER 31, 2008                   $  83,661,526     $39,029      $ 24,907,981    $  7,127,862
                                                  =============     =======      ============    ============

                                                       JANUS                                      LINCOLN VIPT
                                                   ASPEN SERIES    LINCOLN VIPT                  COHEN & STEERS
                                                     WORLDWIDE     BARON GROWTH   LINCOLN VIPT       GLOBAL
                                                      GROWTH      OPPORTUNITIES  CAPITAL GROWTH    REAL ESTATE
                                                  SERVICE SHARES  SERVICE CLASS   SERVICE CLASS   SERVICE CLASS
                                                    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                  --------------  -------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2007                      $ 4,616,538    $  4,835,350    $        --     $         --
Changes From Operations:
   - Net investment income (loss)                      (47,538)       (362,454)        (5,874)         (75,086)
   - Net realized gain (loss) on investments           552,948       1,693,818         26,861          (94,548)
   - Net change in unrealized appreciation or
     depreciation on investments                      (163,348)     (2,212,221)        44,905       (3,119,975)
                                                   -----------    ------------    -----------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     342,062        (880,857)        65,892       (3,289,609)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 14,973      19,049,911      1,341,504       21,372,854
   - Contract withdrawals and transfers to
     annuity reserves                                 (649,143)       (727,798)        (7,684)        (391,595)
   - Contract transfers                                 49,123      14,255,165        (95,137)      14,277,886
                                                   -----------    ------------    -----------     ------------
                                                      (585,047)     32,577,278      1,238,683       35,259,145
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --          13,806             --               --
   - Annuity Payments                                  (55,726)           (628)            --               --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 (11)             96             --               --
                                                   -----------    ------------    -----------     ------------
                                                       (55,737)         13,274             --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (640,784)     32,590,552      1,238,683       35,259,145
                                                   -----------    ------------    -----------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (298,722)     31,709,695      1,304,575       31,969,536
                                                   -----------    ------------    -----------     ------------
NET ASSETS AT DECEMBER 31, 2007                      4,317,816      36,545,045      1,304,575       31,969,536
Changes From Operations:
   - Net investment income (loss)                      (18,606)       (710,060)       (42,499)        (169,551)
   - Net realized gain (loss) on investments            28,212          62,787       (123,940)      (2,784,748)
   - Net change in unrealized appreciation or
     depreciation on investments                    (1,746,434)    (20,658,819)    (1,463,752)     (22,019,517)
                                                   -----------    ------------    -----------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (1,736,828)    (21,306,092)    (1,630,191)     (24,973,816)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  4,146      15,778,514      2,681,099       19,070,210
   - Contract withdrawals and transfers to
     annuity reserves                                 (422,857)     (2,259,770)       (81,606)      (2,796,441)
   - Contract transfers                               (320,392)     12,663,332      5,446,943       15,650,989
                                                   -----------    ------------    -----------     ------------
                                                      (739,103)     26,182,076      8,046,436       31,924,758
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                (3,883)             --             --               --
   - Annuity Payments                                  (28,472)           (753)            --               --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                   2              14             --               --
                                                   -----------    ------------    -----------     ------------
                                                       (32,353)           (739)            --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (771,456)     26,181,337      8,046,436       31,924,758
                                                   -----------    ------------    -----------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (2,508,284)      4,875,245      6,416,245        6,950,942
                                                   -----------    ------------    -----------     ------------
NET ASSETS AT DECEMBER 31, 2008                    $ 1,809,532    $ 41,420,290    $ 7,720,820     $ 38,920,478
                                                   ===========    ============    ===========     ============

See accompanying notes.

                                                   LINCOLN VIPT
                                                  COLUMBIA VALUE                 LINCOLN VIPT                  LINCOLN VIPT
                                                   OPPORTUNITIES  LINCOLN VIPT       CORE       LINCOLN VIPT  DELAWARE BOND
                                                   SERVICE CLASS      CORE      SERVICE CLASS  DELAWARE BOND  SERVICE CLASS
                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  --------------  ------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2007                      $        --     $ 151,833     $ 3,613,476   $325,383,540   $428,938,186
Changes From Operations:
   - Net investment income (loss)                       (1,500)       (1,325)        (21,254)     9,601,521     15,779,347
   - Net realized gain (loss) on investments             2,616        14,065         330,340       (415,139)      (458,513)
   - Net change in unrealized appreciation or
     depreciation on investments                       (40,266)      (15,944)       (277,420)     1,997,972      1,214,489
                                                   -----------     ---------     -----------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (39,150)       (3,204)         31,666     11,184,354     16,535,323
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                659,019           840         629,775      3,309,219    101,286,354
   - Contract withdrawals and transfers to
     annuity reserves                                   (9,178)       (1,026)        (23,406)   (46,461,121)   (33,755,563)
   - Contract transfers                                203,881      (148,443)     (4,251,511)      (967,410)    12,319,624
                                                   -----------     ---------     -----------   ------------   ------------
                                                       853,722      (148,629)     (3,645,142)   (44,119,312)    79,850,415
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --            --              --         13,816         11,677
   - Annuity Payments                                       --            --              --       (139,648)       (23,855)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --            --              --          1,142          5,262
                                                   -----------     ---------     -----------   ------------   ------------
                                                            --            --              --       (124,690)        (6,916)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              853,722      (148,629)     (3,645,142)   (44,244,002)    79,843,499
                                                   -----------     ---------     -----------   ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                814,572      (151,833)     (3,613,476)   (33,059,648)    96,378,822
                                                   -----------     ---------     -----------   ------------   ------------
NET ASSETS AT DECEMBER 31, 2007                        814,572            --              --    292,323,892    525,317,008
Changes From Operations:
   - Net investment income (loss)                      (27,621)           --              --      7,235,606     17,449,266
   - Net realized gain (loss) on investments           316,123            --              --     (2,271,700)    (4,195,586)
   - Net change in unrealized appreciation or
     depreciation on investments                    (1,557,973)           --              --    (16,897,124)   (42,956,750)
                                                   -----------     ---------     -----------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (1,269,471)           --              --    (11,933,218)   (29,703,070)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              1,349,545            --              --      2,058,588    124,324,970
   - Contract withdrawals and transfers to
     annuity reserves                                 (187,333)           --              --    (40,880,467)   (44,893,604)
   - Contract transfers                              3,149,709            --              --    (16,659,484)    15,675,297
                                                   -----------     ---------     -----------   ------------   ------------
                                                     4,311,921            --              --    (55,481,363)    95,106,663
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --            --              --             --         (9,921)
   - Annuity Payments                                       --            --              --       (207,813)       (14,975)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --            --              --          1,805          4,516
                                                   -----------     ---------     -----------   ------------   ------------
                                                            --            --              --       (206,008)       (20,380)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            4,311,921            --              --    (55,687,371)    95,086,283
                                                   -----------     ---------     -----------   ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              3,042,450            --              --    (67,620,589)    65,383,213
                                                   -----------     ---------     -----------   ------------   ------------
NET ASSETS AT DECEMBER 31, 2008                    $ 3,857,022     $      --     $        --   $224,703,303   $590,700,221
                                                   ===========     =========     ===========   ============   ============

                                                   LINCOLN VIPT                 LINCOLN VIPT   LINCOLN VIPT
                                                     DELAWARE    LINCOLN VIPT     DELAWARE       DELAWARE
                                                      GROWTH       DELAWARE        SOCIAL        SPECIAL
                                                    AND INCOME      SOCIAL       AWARENESS    OPPORTUNITIES
                                                  SERVICE CLASS    AWARENESS   SERVICE CLASS  SERVICE CLASS
                                                    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  -------------  ------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2007                     $ 10,787,344   $ 27,934,321  $ 76,874,132    $        --
Changes From Operations:
   - Net investment income (loss)                      (78,350)      (208,636)     (768,767)         1,674
   - Net realized gain (loss) on investments           198,893      1,469,068     2,698,443         68,498
   - Net change in unrealized appreciation or
     depreciation on investments                       213,752       (845,273)   (1,100,388)      (218,927)
                                                  ------------   ------------  ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     334,295        415,159       829,288       (148,755)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              7,396,980        275,590     6,727,043      1,776,715
   - Contract withdrawals and transfers to
     annuity reserves                                 (541,292)    (2,739,674)   (5,418,555)       (29,080)
   - Contract transfers                              4,472,513       (710,909)   (3,605,335)     1,727,715
                                                  ------------   ------------  ------------    -----------
                                                    11,328,201     (3,174,993)   (2,296,847)     3,475,350
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --             --            --             --
   - Annuity Payments                                       --         (7,532)       (4,338)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --             (5)        1,701             --
                                                  ------------   ------------  ------------    -----------
                                                            --         (7,537)       (2,637)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           11,328,201     (3,182,530)   (2,299,484)     3,475,350
                                                  ------------   ------------  ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             11,662,496     (2,767,371)   (1,470,196)     3,326,595
                                                  ------------   ------------  ------------    -----------
NET ASSETS AT DECEMBER 31, 2007                     22,449,840     25,166,950    75,403,936      3,326,595
Changes From Operations:
   - Net investment income (loss)                     (134,548)      (152,731)     (655,746)       (29,902)
   - Net realized gain (loss) on investments         1,388,902      1,790,551     4,294,931        (50,854)
   - Net change in unrealized appreciation or
     depreciation on investments                   (11,057,023)    (9,555,409)  (28,529,259)    (3,189,439)
                                                  ------------   ------------  ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (9,802,669)    (7,917,589)  (24,890,074)    (3,270,195)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              3,291,960        474,451     3,651,719      3,797,172
   - Contract withdrawals and transfers to
     annuity reserves                               (1,755,949)    (2,662,709)   (5,284,767)      (451,868)
   - Contract transfers                              3,512,158     (2,124,603)   (5,967,332)     4,904,838
                                                  ------------   ------------  ------------    -----------
                                                     5,048,169     (4,312,861)   (7,600,380)     8,250,142
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --             --            --             --
   - Annuity Payments                                       --         (6,117)       (3,466)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --              2           977             --
                                                  ------------   ------------  ------------    -----------
                                                            --         (6,115)       (2,489)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            5,048,169     (4,318,976)   (7,602,869)     8,250,142
                                                  ------------   ------------  ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (4,754,500)   (12,236,565)  (32,492,943)     4,979,947
                                                  ------------   ------------  ------------    -----------
NET ASSETS AT DECEMBER 31, 2008                   $ 17,695,340   $ 12,930,385  $ 42,910,993    $ 8,306,542
                                                  ============   ============  ============    ===========

                                                     LINCOLN                                   LINCOLN VIPT
                                                     VIPT FI                    LINCOLN VIPT      GROWTH
                                                  EQUITY-INCOME  LINCOLN VIPT      GROWTH      OPPORTUNITIES
                                                  SERVICE CLASS     GROWTH     SERVICE CLASS   SERVICE CLASS
                                                    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                  -------------  ------------  -------------  --------------
NET ASSETS AT JANUARY 1, 2007                     $ 15,800,547    $ 116,096     $ 7,655,941    $ 3,794,567
Changes From Operations:
   - Net investment income (loss)                     (112,964)        (278)        (41,701)       (30,536)
   - Net realized gain (loss) on investments         2,033,455       14,677         942,550        296,067
   - Net change in unrealized appreciation or
     depreciation on investments                    (1,674,791)      (8,994)       (392,026)      (100,716)
                                                  ------------    ---------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     245,700        5,405         508,823        164,815
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              6,341,410           --       1,497,365      1,078,002
   - Contract withdrawals and transfers to
     annuity reserves                                 (973,038)     (13,675)       (115,702)      (112,380)
   - Contract transfers                              1,875,530     (107,826)     (9,546,427)    (4,925,004)
                                                  ------------    ---------     -----------    -----------
                                                     7,243,902     (121,501)     (8,164,764)    (3,959,382)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --           --              --             --
   - Annuity Payments                                       --           --              --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --           --              --             --
                                                  ------------    ---------     -----------    -----------
                                                            --           --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            7,243,902     (121,501)     (8,164,764)    (3,959,382)
                                                  ------------    ---------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              7,489,602     (116,096)     (7,655,941)    (3,794,567)
                                                  ------------    ---------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2007                     23,290,149           --              --             --
Changes From Operations:
   - Net investment income (loss)                       (2,161)          --              --             --
   - Net realized gain (loss) on investments           (61,336)          --              --             --
   - Net change in unrealized appreciation or
     depreciation on investments                   (11,657,664)          --              --             --
                                                  ------------    ---------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (11,721,161)          --              --             --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              6,245,148           --              --             --
   - Contract withdrawals and transfers to
     annuity reserves                               (1,183,307)          --              --             --
   - Contract transfers                              5,062,126           --              --             --
                                                  ------------    ---------     -----------    -----------
                                                    10,123,967           --              --             --
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --           --              --             --
   - Annuity Payments                                       --           --              --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --           --              --             --
                                                  ------------    ---------     -----------    -----------
                                                            --           --              --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           10,123,967           --              --             --
                                                  ------------    ---------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (1,597,194)          --              --             --
                                                  ------------    ---------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2008                   $ 21,692,955    $      --     $        --    $        --
                                                  ============    =========     ===========    ===========

See accompanying notes.

                                                                                 LINCOLN VIPT
                                                                  LINCOLN VIPT     MARSICO                    LINCOLN VIPT
                                                   LINCOLN VIPT  JANUS CAPITAL  INTERNATIONAL   LINCOLN VIPT     MID-CAP
                                                  JANUS CAPITAL   APPRECIATION     GROWTH        MFS VALUE        VALUE
                                                   APPRECIATION  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                  -------------  -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2007                      $ 4,267,592   $ 16,166,073   $         --   $         --    $        --
Changes From Operations:
   - Net investment income (loss)                      (64,413)      (398,160)        (5,350)        12,604        (55,829)
   - Net realized gain (loss) on investments           472,605        818,493        210,688        (16,475)      (104,253)
   - Net change in unrealized appreciation or
     depreciation on investments                       376,791      3,640,243        439,786        (65,525)    (1,211,196)
                                                   -----------   ------------   ------------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     784,983      4,060,576        645,124        (69,396)    (1,371,278)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 64,950      5,121,889      8,227,618      6,257,451      7,416,950
   - Contract withdrawals and transfers to
     annuity reserves                                 (609,111)    (1,460,952)      (227,019)       (82,722)      (153,587)
   - Contract transfers                                (14,650)    10,631,428     12,034,923      5,217,963      7,908,757
                                                   -----------   ------------   ------------   ------------    -----------
                                                      (558,811)    14,292,365     20,035,522     11,392,692     15,172,120
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --             --             --             --             --
   - Annuity Payments                                     (386)            --             --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --             --             --             --             --
                                                   -----------   ------------   ------------   ------------    -----------
                                                          (386)            --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (559,197)    14,292,365     20,035,522     11,392,692     15,172,120
                                                   -----------   ------------   ------------   ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                225,786     18,352,941     20,680,646     11,323,296     13,800,842
                                                   -----------   ------------   ------------   ------------    -----------
NET ASSETS AT DECEMBER 31, 2007                      4,493,378     34,519,014     20,680,646     11,323,296     13,800,842
Changes From Operations:
   - Net investment income (loss)                      (34,698)      (376,548)      (201,338)       178,545       (246,946)
   - Net realized gain (loss) on investments            88,678       (157,122)      (576,732)       159,319     (1,309,218)
   - Net change in unrealized appreciation or
     depreciation on investments                    (1,855,666)   (15,493,442)   (18,392,610)   (17,543,357)    (6,926,296)
                                                   -----------   ------------   ------------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (1,801,686)   (16,027,112)   (19,170,680)   (17,205,493)    (8,482,460)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 45,897      7,140,030     15,785,230     24,693,908      6,029,432
   - Contract withdrawals and transfers to
     annuity reserves                                 (377,409)    (2,078,036)    (1,807,837)    (2,248,248)      (748,927)
   - Contract transfers                                 83,221      1,302,610      7,531,683     64,935,897      2,423,055
                                                   -----------   ------------   ------------   ------------    -----------
                                                      (248,291)     6,364,604     21,509,076     87,381,557      7,703,560
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --             --             --             --             --
   - Annuity Payments                                       --             --             --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --             --             --             --             --
                                                   -----------   ------------   ------------   ------------    -----------
                                                            --             --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (248,291)     6,364,604     21,509,076     87,381,557      7,703,560
                                                   -----------   ------------   ------------   ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (2,049,977)    (9,662,508)     2,338,396     70,176,064       (778,900)
                                                   -----------   ------------   ------------   ------------    -----------
NET ASSETS AT DECEMBER 31, 2008                    $ 2,443,401   $ 24,856,506   $ 23,019,042   $ 81,499,360    $13,021,942
                                                   ===========   ============   ============   ============    ===========

                                                                  LINCOLN VIPT
                                                   LINCOLN VIPT     MONDRIAN
                                                     MONDRIAN    INTERNATIONAL                 LINCOLN VIPT
                                                  INTERNATIONAL      VALUE      LINCOLN VIPT   MONEY MARKET
                                                      VALUE      SERVICE CLASS  MONEY MARKET  SERVICE CLASS
                                                    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                  -------------  -------------  ------------  -------------
NET ASSETS AT JANUARY 1, 2007                     $ 64,314,382   $164,122,807   $106,534,813  $ 165,087,589
Changes From Operations:
   - Net investment income (loss)                      148,751        310,878      3,804,522      6,410,209
   - Net realized gain (loss) on investments         7,094,743     11,627,857             --             --
   - Net change in unrealized appreciation or
     depreciation on investments                    (1,298,205)     3,830,340             --             --
                                                  ------------   ------------   ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   5,945,289     15,769,075      3,804,522      6,410,209
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                473,909     26,024,940      6,245,700    166,093,451
   - Contract withdrawals and transfers to
     annuity reserves                               (5,063,291)   (10,170,214)   (66,590,478)   (64,453,135)
   - Contract transfers                             (5,573,014)    (9,874,779)    74,264,459        452,718
                                                  ------------   ------------   ------------  -------------
                                                   (10,162,396)     5,979,947     13,919,681    102,093,034
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --          9,743             --             --
   - Annuity Payments                                  (14,461)        (8,252)       (46,915)      (236,157)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 238          2,079             23          2,883
                                                  ------------   ------------   ------------  -------------
                                                       (14,223)         3,570        (46,892)      (233,274)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (10,176,619)     5,983,517     13,872,789    101,859,760
                                                  ------------   ------------   ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (4,231,330)    21,752,592     17,677,311    108,269,969
                                                  ------------   ------------   ------------  -------------
NET ASSETS AT DECEMBER 31, 2007                     60,083,052    185,875,399    124,212,124    273,357,558
Changes From Operations:
   - Net investment income (loss)                    1,203,173      4,127,331        986,977        809,092
   - Net realized gain (loss) on investments         4,979,951     12,711,076            620          1,621
   - Net change in unrealized appreciation or
     depreciation on investments                   (25,878,598)   (83,222,840)            32             86
                                                  ------------   ------------   ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (19,695,474)   (66,384,433)       987,629        810,799
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                153,764     11,465,273      5,182,644    215,182,745
   - Contract withdrawals and transfers to
     annuity reserves                               (5,978,466)   (11,645,771)   (93,777,040)  (110,620,038)
   - Contract transfers                             (6,202,250)   (14,168,269)   141,869,830    240,557,916
                                                  ------------   ------------   ------------  -------------
                                                   (12,026,952)   (14,348,767)    53,275,434    345,120,623
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   557             --        189,575         55,899
   - Annuity Payments                                  (11,826)        (7,487)       (67,758)      (245,792)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                   2          1,084             63          2,869
                                                  ------------   ------------   ------------  -------------
                                                       (11,267)        (6,403)       121,880       (187,024)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (12,038,219)   (14,355,170)    53,397,314    344,933,599
                                                  ------------   ------------   ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (31,733,693)   (80,739,603)    54,384,943    345,744,398
                                                  ------------   ------------   ------------  -------------
NET ASSETS AT DECEMBER 31, 2008                   $ 28,349,359   $105,135,796   $178,597,067  $ 619,101,956
                                                  ============   ============   ============  =============

                                                                    LINCOLN VIPT     LINCOLN VIPT  LINCOLN VIPT
                                                   LINCOLN VIPT         SSgA             SSgA          SSgA
                                                       SSgA          DEVELOPED         EMERGING    INTERNATIONAL
                                                    BOND INDEX   INTERNATIONAL 150   MARKETS 100       INDEX
                                                  SERVICE CLASS    SERVICE CLASS    SERVICE CLASS  SERVICE CLASS
                                                    SUBACCOUNT       SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
                                                  -------------  -----------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2007                     $         --      $        --      $        --    $        --
Changes From Operations:
   - Net investment income (loss)                           --               --               --             --
   - Net realized gain (loss) on investments                --               --               --             --
   - Net change in unrealized appreciation or
     depreciation on investments                            --               --               --             --
                                                  ------------      -----------      -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                          --               --               --             --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                     --               --               --             --
   - Contract withdrawals and transfers to
     annuity reserves                                       --               --               --             --
   - Contract transfers                                     --               --               --             --
                                                  ------------      -----------      -----------    -----------
                                                            --               --               --             --
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --               --               --             --
   - Annuity Payments                                       --               --               --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --               --               --             --
                                                  ------------      -----------      -----------    -----------
                                                            --               --               --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                   --               --               --             --
                                                  ------------      -----------      -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     --               --               --             --
                                                  ------------      -----------      -----------    -----------
NET ASSETS AT DECEMBER 31, 2007                             --               --               --             --
Changes From Operations:
   - Net investment income (loss)                       15,055           88,100           27,704         66,181
   - Net realized gain (loss) on investments            69,343          (69,873)         (66,298)      (162,335)
   - Net change in unrealized appreciation or
     depreciation on investments                     4,584,010       (1,245,887)      (1,274,885)    (1,492,100)
                                                  ------------      -----------      -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   4,668,408       (1,227,660)      (1,313,479)    (1,588,254)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             58,677,833        9,359,094        7,785,437     13,030,212
   - Contract withdrawals and transfers to
     annuity reserves                               (1,590,272)        (171,077)        (144,722)      (241,763)
   - Contract transfers                             64,768,390        9,161,657        7,852,612     11,032,394
                                                  ------------      -----------      -----------    -----------
                                                   121,855,951       18,349,674       15,493,327     23,820,843
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --               --               --             --
   - Annuity Payments                                       --               --               --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --               --               --             --
                                                  ------------      -----------      -----------    -----------
                                                            --               --               --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          121,855,951       18,349,674       15,493,327     23,820,843
                                                  ------------      -----------      -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            126,524,359       17,122,014       14,179,848     22,232,589
                                                  ------------      -----------      -----------    -----------
NET ASSETS AT DECEMBER 31, 2008                   $126,524,359      $17,122,014      $14,179,848    $22,232,589
                                                  ============      ===========      ===========    ===========

See accompanying notes.

                                                                                                LINCOLN VIPT
                                                   LINCOLN VIPT                 LINCOLN VIPT        SSgA         LINCOLN VIPT
                                                       SSgA       LINCOLN VIPT      SSgA         SMALL-CAP           SSgA
                                                  LARGE CAP 100       SSGA      S&P 500 INDEX      INDEX      SMALL-MID CAP 200
                                                  SERVICE CLASS  S&P 500 INDEX  SERVICE CLASS  SERVICE CLASS    SERVICE CLASS
                                                    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                                  -------------  -------------  -------------  -------------  -----------------
NET ASSETS AT JANUARY 1, 2007                      $        --     $      --    $         --    $        --      $        --
Changes From Operations:
   - Net investment income (loss)                           --           325           2,702         (4,857)              --
   - Net realized gain (loss) on investments                --           248        (152,089)        (3,497)              --
   - Net change in unrealized appreciation or
     depreciation on investments                            --        (5,372)       (358,828)      (291,716)              --
                                                   -----------     ---------    ------------    -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                          --        (4,799)       (508,215)      (300,070)              --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                     --           420      13,908,189      4,962,567               --
   - Contract withdrawals and transfers to
     annuity reserves                                       --        (4,076)       (232,444)      (104,044)              --
   - Contract transfers                                     --       268,435       6,287,517      2,149,893               --
                                                   -----------     ---------    ------------    -----------      -----------
                                                            --       264,779      19,963,262      7,008,416               --
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --            --              --             --               --
   - Annuity Payments                                       --            --              --             --               --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --            --              --             --               --
                                                   -----------     ---------    ------------    -----------      -----------
                                                            --            --              --             --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                   --       264,779      19,963,262      7,008,416               --
                                                   -----------     ---------    ------------    -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     --       259,980      19,455,047      6,708,346               --
                                                   -----------     ---------    ------------    -----------      -----------
NET ASSETS AT DECEMBER 31, 2007                             --       259,980      19,455,047      6,708,346               --
Changes From Operations:
   - Net investment income (loss)                       (9,596)       13,373       1,263,865        (50,713)          24,417
   - Net realized gain (loss) on investments          (362,864)      (30,802)     (1,682,975)       547,789         (163,611)
   - Net change in unrealized appreciation or
     depreciation on investments                    (2,565,962)     (147,015)    (15,387,895)    (6,433,069)      (1,010,798)
                                                   -----------     ---------    ------------    -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (2,938,422)     (164,444)    (15,807,005)    (5,935,993)      (1,149,992)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             18,122,525           941      37,360,399     11,411,652        5,383,888
   - Contract withdrawals and transfers to
     annuity reserves                                 (336,370)      (17,623)     (6,990,796)      (734,700)        (274,398)
   - Contract transfers                             18,154,488       417,835      30,879,512     12,348,696        6,040,019
                                                   -----------     ---------    ------------    -----------      -----------
                                                    35,940,643       401,153      61,249,115     23,025,648       11,149,509
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --            --              --             --               --
   - Annuity Payments                                       --            --              --             --               --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --            --              --             --               --
                                                   -----------     ---------    ------------    -----------      -----------
                                                            --            --              --             --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           35,940,643       401,153      61,249,115     23,025,648       11,149,509
                                                   -----------     ---------    ------------    -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             33,002,221       236,709      45,442,110     17,089,655        9,999,517
                                                   -----------     ---------    ------------    -----------      -----------
NET ASSETS AT DECEMBER 31, 2008                    $33,002,221     $ 496,689    $ 64,897,157    $23,798,001      $ 9,999,517
                                                   ===========     =========    ============    ===========      ===========

                                                                                 LINCOLN VIPT
                                                                  LINCOLN VIPT  T. ROWE PRICE
                                                   LINCOLN VIPT  T. ROWE PRICE    STRUCTURED   LINCOLN VIPT
                                                  T. ROWE PRICE    STRUCTURED      MID-CAP       TEMPLETON
                                                   GROWTH STOCK     MID-CAP         GROWTH         GROWTH
                                                  SERVICE CLASS     GROWTH      SERVICE CLASS  SERVICE CLASS
                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                  -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2007                      $        --    $ 2,284,009    $11,235,624   $         --
Changes From Operations:
   - Net investment income (loss)                      (23,912)       (41,580)      (237,252)       328,728
   - Net realized gain (loss) on investments            13,545        121,629        660,790        (38,228)
   - Net change in unrealized appreciation or
     depreciation on investments                       (40,879)       181,714        868,489       (809,786)
                                                   -----------    -----------    -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (51,246)       261,763      1,292,027       (519,286)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              4,594,700         12,795      5,498,894     36,632,607
   - Contract withdrawals and transfers to
     annuity reserves                                  (43,135)       (59,184)      (618,609)      (433,735)
   - Contract transfers                              2,225,750        246,539          3,320      9,877,215
                                                   -----------    -----------    -----------   ------------
                                                     6,777,315        200,150      4,883,605     46,076,087
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --             --             --             --
   - Annuity Payments                                       --             --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --             --             --             --
                                                   -----------    -----------    -----------   ------------
                                                            --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            6,777,315        200,150      4,883,605     46,076,087
                                                   -----------    -----------    -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              6,726,069        461,913      6,175,632     45,556,801
                                                   -----------    -----------    -----------   ------------
NET ASSETS AT DECEMBER 31, 2007                      6,726,069      2,745,922     17,411,256     45,556,801
Changes From Operations:
   - Net investment income (loss)                     (149,217)       (33,936)      (296,299)       430,642
   - Net realized gain (loss) on investments          (565,679)        67,911       (569,123)       127,797
   - Net change in unrealized appreciation or
     depreciation on investments                    (4,427,637)    (1,109,581)    (8,563,548)   (32,776,014)
                                                   -----------    -----------    -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (5,142,533)    (1,075,606)    (9,428,970)   (32,217,575)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              4,606,801         15,431      5,960,772     33,029,448
   - Contract withdrawals and transfers to
     annuity reserves                                 (355,187)      (253,612)      (972,898)    (2,713,747)
   - Contract transfers                              4,183,032        (42,002)       847,503     24,101,428
                                                   -----------    -----------    -----------   ------------
                                                     8,434,646       (280,183)     5,835,377     54,417,129
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --             --             --             --
   - Annuity Payments                                       --             --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --             --             --             --
                                                   -----------    -----------    -----------   ------------
                                                            --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            8,434,646       (280,183)     5,835,377     54,417,129
                                                   -----------    -----------    -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              3,292,113     (1,355,789)    (3,593,593)    22,199,554
                                                   -----------    -----------    -----------   ------------
NET ASSETS AT DECEMBER 31, 2008                    $10,018,182    $ 1,390,133    $13,817,663   $ 67,756,355
                                                   ===========    ===========    ===========   ============

                                                  LINCOLN VIPT                 LINCOLN VIPT
                                                     TURNER      LINCOLN VIPT       UBS       LINCOLN VIPT
                                                     MID-CAP         UBS       GLOBAL ASSET   WILSHIRE 2010
                                                     GROWTH      GLOBAL ASSET   ALLOCATION       PROFILE
                                                  SERVICE CLASS   ALLOCATION   SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                  -------------  ------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2007                      $        --   $ 39,013,663  $ 31,324,052    $        --
Changes From Operations:
   - Net investment income (loss)                      (55,225)       (39,319)      (80,189)        (2,927)
   - Net realized gain (loss) on investments          (124,145)     2,730,547     2,512,840          2,872
   - Net change in unrealized appreciation or
     depreciation on investments                       270,519     (1,023,294)     (927,488)        23,314
                                                   -----------   ------------  ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      91,149      1,667,934     1,505,163         23,259
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              7,037,192        434,692    23,794,071        836,711
   - Contract withdrawals and transfers to
     annuity reserves                                 (143,471)    (2,882,548)   (2,320,050)       (22,490)
   - Contract transfers                              5,048,351     (2,037,038)    5,086,140        443,268
                                                   -----------   ------------  ------------    -----------
                                                    11,942,072     (4,484,894)   26,560,161      1,257,489
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --             --            --             --
   - Annuity Payments                                       --        (10,535)           --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --            (11)           --             --
                                                   -----------   ------------  ------------    -----------
                                                            --        (10,546)           --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           11,942,072     (4,495,440)   26,560,161      1,257,489
                                                   -----------   ------------  ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             12,033,221     (2,827,506)   28,065,324      1,280,748
                                                   -----------   ------------  ------------    -----------
NET ASSETS AT DECEMBER 31, 2007                     12,033,221     36,186,157    59,389,376      1,280,748
Changes From Operations:
   - Net investment income (loss)                     (243,194)     1,032,850     2,581,405         20,571
   - Net realized gain (loss) on investments         1,016,357      1,133,305     2,191,273       (259,361)
   - Net change in unrealized appreciation or
     depreciation on investments                    (9,682,868)   (11,882,602)  (27,104,014)    (1,118,364)
                                                   -----------   ------------  ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (8,909,705)    (9,716,447)  (22,331,336)    (1,357,154)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              6,178,335        209,455    10,883,453      3,014,218
   - Contract withdrawals and transfers to
     annuity reserves                                 (737,467)    (2,459,155)   (4,307,106)      (933,265)
   - Contract transfers                              1,688,300     (8,884,123)   (1,711,934)     3,870,629
                                                   -----------   ------------  ------------    -----------
                                                     7,129,168    (11,133,823)    4,864,413      5,951,582
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --             --            --             --
   - Annuity Payments                                       --         (6,181)           --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --             12            --             --
                                                   -----------   ------------  ------------    -----------
                                                            --         (6,169)           --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            7,129,168    (11,139,992)    4,864,413      5,951,582
                                                   -----------   ------------  ------------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (1,780,537)   (20,856,439)  (17,466,923)     4,594,428
                                                   -----------   ------------  ------------    -----------
NET ASSETS AT DECEMBER 31, 2008                    $10,252,684   $ 15,329,718  $ 41,922,453    $ 5,875,176
                                                   ===========   ============  ============    ===========

See accompanying notes.

                                                                                                LINCOLN VIPT   LINCOLN VIPT
                                                  LINCOLN VIPT    LINCOLN VIPT  LINCOLN VIPT      WILSHIRE       WILSHIRE
                                                  WILSHIRE 2020  WILSHIRE 2030  WILSHIRE 2040    AGGRESSIVE    CONSERVATIVE
                                                     PROFILE        PROFILE        PROFILE        PROFILE        PROFILE
                                                  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT      SUBACCOUNT    SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                                  -------------  -------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2007                      $        --    $        --    $        --   $ 58,537,754   $ 78,175,548
Changes From Operations:
   - Net investment income (loss)                       (4,284)        (3,040)           (30)      (844,135)       211,595
   - Net realized gain (loss) on investments            (2,146)           162             22      3,530,945      2,545,698
   - Net change in unrealized appreciation or
     depreciation on investments                        27,482         15,491         (5,328)     3,392,713      2,903,120
                                                   -----------    -----------    -----------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      21,052         12,613         (5,336)     6,079,523      5,660,413
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              1,288,525        811,235        393,881     50,186,340     56,570,256
   - Contract withdrawals and transfers to
     annuity reserves                                  (21,304)       (19,660)       (16,876)    (5,525,089)    (9,589,045)
   - Contract transfers                                879,681        129,934         25,510      3,947,931     23,138,701
                                                   -----------    -----------    -----------   ------------   ------------
                                                     2,146,902        921,509        402,515     48,609,182     70,119,912
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --             --             --             --             --
   - Annuity Payments                                       --             --             --             --       (561,293)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --             --             --             --           (392)
                                                   -----------    -----------    -----------   ------------   ------------
                                                            --             --             --             --       (561,685)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            2,146,902        921,509        402,515     48,609,182     69,558,227
                                                   -----------    -----------    -----------   ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              2,167,954        934,122        397,179     54,688,705     75,218,640
                                                   -----------    -----------    -----------   ------------   ------------
NET ASSETS AT DECEMBER 31, 2007                      2,167,954        934,122        397,179    113,226,459    153,394,188
Changes From Operations:
   - Net investment income (loss)                       (4,638)       (23,282)       (43,669)    (1,335,270)       541,368
   - Net realized gain (loss) on investments          (387,779)      (236,416)      (514,358)      (332,480)    (1,904,488)
   - Net change in unrealized appreciation or
     depreciation on investments                    (1,963,209)    (1,215,967)      (836,406)   (46,287,942)   (42,816,739)
                                                   -----------    -----------    -----------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (2,355,626)    (1,475,665)    (1,394,433)   (47,955,692)   (44,179,859)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              6,327,127      3,417,178      2,534,416     17,712,994     55,779,105
   - Contract withdrawals and transfers to
     annuity reserves                                 (231,353)      (146,023)      (108,638)   (13,344,366)   (15,037,161)
   - Contract transfers                              3,576,618      1,832,099      1,897,776        652,018     49,721,183
                                                   -----------    -----------    -----------   ------------   ------------
                                                     9,672,392      5,103,254      4,323,554      5,020,646     90,463,127
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --             --             --             --             --
   - Annuity Payments                                       --             --             --             --       (479,560)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  --             --             --             --            146
                                                   -----------    -----------    -----------   ------------   ------------
                                                            --             --             --             --       (479,414)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            9,672,392      5,103,254      4,323,554      5,020,646     89,983,713
                                                   -----------    -----------    -----------   ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              7,316,766      3,627,589      2,929,121    (42,935,046)    45,803,854
                                                   -----------    -----------    -----------   ------------   ------------
NET ASSETS AT DECEMBER 31, 2008                    $ 9,484,720    $ 4,561,711    $ 3,326,300   $ 70,291,413   $199,198,042
                                                   ===========    ===========    ===========   ============   ============

                                                                  LINCOLN VIPT
                                                  LINCOLN VIPT      WILSHIRE
                                                    WILSHIRE       MODERATELY
                                                    MODERATE       AGGRESSIVE   LORD ABBETT     MFS VIT
                                                     PROFILE        PROFILE      ALL VALUE    CORE EQUITY
                                                  SERVICE CLASS  SERVICE CLASS    CLASS VC   SERVICE CLASS
                                                   SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                  -------------  -------------  -----------  -------------
NET ASSETS AT JANUARY 1, 2007                     $ 367,914,736  $ 246,977,890    $    --     $ 6,464,047
Changes From Operations:
   - Net investment income (loss)                    (2,454,920)      (648,637)        --         (99,789)
   - Net realized gain (loss) on investments          8,039,253      7,179,953         --         390,630
   - Net change in unrealized appreciation or
     depreciation on investments                     25,707,114     16,061,556         --         281,063
                                                  -------------  -------------    -------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   31,291,447     22,592,872         --         571,904
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             213,170,146    175,593,651         --          70,960
   - Contract withdrawals and transfers to
     annuity reserves                               (29,610,958)   (14,021,762)        --        (610,399)
   - Contract transfers                              59,345,033     37,928,739         --        (421,536)
                                                  -------------  -------------    -------     -----------
                                                    242,904,221    199,500,628         --        (960,975)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                272,484             --         --              --
   - Annuity Payments                                   (51,018)       (48,672)        --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                 (338)           (37)        --              --
                                                  -------------  -------------    -------     -----------
                                                        221,128        (48,709)        --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           243,125,349    199,451,919         --        (960,975)
                                                  -------------  -------------    -------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             274,416,796    222,044,791         --        (389,071)
                                                  -------------  -------------    -------     -----------
NET ASSETS AT DECEMBER 31, 2007                     642,331,532    469,022,681         --       6,074,976
Changes From Operations:
   - Net investment income (loss)                       730,852     (4,269,388)        35         (55,986)
   - Net realized gain (loss) on investments          6,109,434     (1,352,101)        46          98,509
   - Net change in unrealized appreciation or
     depreciation on investments                   (239,365,028)  (194,451,703)     1,145      (2,270,197)
                                                  -------------  -------------    -------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (232,524,742)  (200,073,192)     1,226      (2,227,674)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             205,373,356    146,004,570     31,239          28,544
   - Contract withdrawals and transfers to
     annuity reserves                               (46,086,485)   (38,193,909)        --        (472,131)
   - Contract transfers                              84,966,932     31,891,301         --        (361,363)
                                                  -------------  -------------    -------     -----------
                                                    244,253,803    139,701,962     31,239        (804,950)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                     --             --         --              --
   - Annuity Payments                                   (53,320)       (41,309)        --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                  540              9         --              --
                                                  -------------  -------------    -------     -----------
                                                        (52,780)       (41,300)        --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           244,201,023    139,660,662     31,239        (804,950)
                                                  -------------  -------------    -------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              11,676,281    (60,412,530)    32,465      (3,032,624)
                                                  -------------  -------------    -------     -----------
NET ASSETS AT DECEMBER 31, 2008                   $ 654,007,813  $ 408,610,151    $32,465     $ 3,042,352
                                                  =============  =============    =======     ===========

                                                                  MFS VIT                      MFS VIT
                                                     MFS VIT       GROWTH        MFS VIT     TOTAL RETURN
                                                     GROWTH    SERVICE CLASS  TOTAL RETURN  SERVICE CLASS
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                  -----------  -------------  ------------  -------------
NET ASSETS AT JANUARY 1, 2007                     $ 7,517,503   $10,083,571   $ 40,422,820  $322,763,764
Changes From Operations:
   - Net investment income (loss)                    (101,033)     (173,687)       453,109     2,179,089
   - Net realized gain (loss) on investments         (470,617)      991,847      2,653,151    12,458,039
   - Net change in unrealized appreciation or
     depreciation on investments                    1,833,003       996,122     (1,948,416)   (7,457,600)
                                                  -----------   -----------   ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  1,261,353     1,814,282      1,157,844     7,179,528
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                28,133       169,801        513,856    44,289,076
   - Contract withdrawals and transfers to
     annuity reserves                              (1,411,659)   (1,195,660)    (7,425,686)  (26,742,541)
   - Contract transfers                              (619,503)      (44,744)    (3,413,223)     (797,851)
                                                  -----------   -----------   ------------  ------------
                                                   (2,003,029)   (1,070,603)   (10,325,053)   16,748,684
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --            --             --            --
   - Annuity Payments                                  (3,806)       (4,582)       (23,603)      (30,148)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                              2,604            (3)          (300)          455
                                                  -----------   -----------   ------------  ------------
                                                       (1,202)       (4,585)       (23,903)      (29,693)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (2,004,231)   (1,075,188)   (10,348,956)   16,718,991
                                                  -----------   -----------   ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (742,878)      739,094     (9,191,112)   23,898,519
                                                  -----------   -----------   ------------  ------------
NET ASSETS AT DECEMBER 31, 2007                     6,774,625    10,822,665     31,231,708   346,662,283
Changes From Operations:
   - Net investment income (loss)                     (59,635)     (131,579)       449,997     3,660,186
   - Net realized gain (loss) on investments         (476,942)      455,674      1,333,637    12,633,485
   - Net change in unrealized appreciation or
     depreciation on investments                   (1,653,009)   (4,070,798)    (7,967,199)  (96,863,172)
                                                  -----------   -----------   ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (2,189,586)   (3,746,703)    (6,183,565)  (80,569,501)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 9,459       536,442        118,456    21,968,399
   - Contract withdrawals and transfers to
     annuity reserves                              (1,152,498)     (910,285)    (4,680,244)  (30,245,625)
   - Contract transfers                              (364,253)     (655,651)    (3,183,026)   (1,249,231)
                                                  -----------   -----------   ------------  ------------
                                                   (1,507,292)   (1,029,494)    (7,744,814)   (9,526,457)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                               (4,853)           --             --            --
   - Annuity Payments                                  (1,252)       (7,943)       (14,812)      (22,544)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                             (5,120)           --             53           464
                                                  -----------   -----------   ------------  ------------
                                                      (11,225)       (7,943)       (14,759)      (22,080)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (1,518,517)   (1,037,437)    (7,759,573)   (9,548,537)
                                                  -----------   -----------   ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (3,708,103)   (4,784,140)   (13,943,138)  (90,118,038)
                                                  -----------   -----------   ------------  ------------
NET ASSETS AT DECEMBER 31, 2008                   $ 3,066,522   $ 6,038,525   $ 17,288,570  $256,544,245
                                                  ===========   ===========   ============  ============

See accompanying notes.

                                                                   MFS VIT         NB AMT
                                                     MFS VIT      UTILITIES       MID-CAP        NB AMT
                                                    UTILITIES   SERVICE CLASS     GROWTH         REGENCY
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                  ------------  -------------  -------------  ------------
NET ASSETS AT JANUARY 1, 2007                     $ 34,300,683  $ 137,578,687  $  90,256,338  $132,629,385
Changes From Operations:
   - Net investment income (loss)                     (141,284)    (1,877,734)    (1,800,592)   (1,615,516)
   - Net realized gain (loss) on investments         6,254,135     19,199,561      6,430,815     7,520,286
   - Net change in unrealized appreciation or
     depreciation on investments                     1,895,815     25,228,694     14,951,317    (3,699,995)
                                                  ------------  -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   8,008,666     42,550,521     19,581,540     2,204,775
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                169,134     60,599,558     10,178,399     7,846,684
   - Contract withdrawals and transfers to
     annuity reserves                               (8,619,160)   (12,952,541)    (8,151,499)  (10,376,473)
   - Contract transfers                             (1,123,251)    38,727,874      2,769,649   (10,129,046)
                                                  ------------  -------------  -------------  ------------
                                                    (9,573,277)    86,374,891      4,796,549   (12,658,835)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                               105,457          9,743             --            --
   - Annuity Payments                                  (38,027)       (14,954)       (11,442)       (9,749)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               2,071            246            708            22
                                                  ------------  -------------  -------------  ------------
                                                        69,501         (4,965)       (10,734)       (9,727)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (9,503,776)    86,369,926      4,785,815   (12,668,562)
                                                  ------------  -------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (1,495,110)   128,920,447     24,367,355   (10,463,787)
                                                  ------------  -------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2007                     32,805,573    266,499,134    114,623,693   122,165,598
Changes From Operations:
   - Net investment income (loss)                       42,109       (888,243)    (1,374,903)     (444,130)
   - Net realized gain (loss) on investments         5,061,233     25,083,916      3,913,192    (1,041,823)
   - Net change in unrealized appreciation or
     depreciation on investments                   (15,665,959)  (133,944,588)   (47,982,186)  (46,851,122)
                                                  ------------  -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (10,562,617)  (109,748,915)   (45,443,897)  (48,337,075)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 44,700     38,620,980      1,002,401       941,253
   - Contract withdrawals and transfers to
     annuity reserves                               (4,826,548)   (18,145,949)    (7,721,070)   (8,568,846)
   - Contract transfers                             (1,683,316)   (18,117,014)   (11,087,658)  (14,032,890)
                                                  ------------  -------------  -------------  ------------
                                                    (6,465,164)     2,358,017    (17,806,327)  (21,660,483)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   319         40,399             --        44,570
   - Annuity Payments                                  (12,625)       (22,991)        (9,265)      (17,120)
   - Receipt (reimbursement) of mortality
     guarantee adjustments                               1,675            218            359            17
                                                  ------------  -------------  -------------  ------------
                                                       (10,631)        17,626         (8,906)       27,467
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (6,475,795)     2,375,643    (17,815,233)  (21,633,016)
                                                  ------------  -------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (17,038,412)  (107,373,272)   (63,259,130)  (69,970,091)
                                                  ------------  -------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2008                   $ 15,767,161  $ 159,125,862  $  51,364,563  $ 52,195,507
                                                  ============  =============  =============  ============

                                                   OPPENHEIMER    PUTNAM VT    PUTNAM VT   VAN KAMPEN
                                                      GLOBAL       GROWTH &      HEALTH      CAPITAL
                                                    SECURITIES     INCOME       SCIENCES     GROWTH
                                                  SERVICE CLASS    CLASS IB     CLASS IB    CLASS II
                                                    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
                                                  -------------  -----------  -----------  ----------
NET ASSETS AT JANUARY 1, 2007                        $    --     $ 7,357,174  $ 7,443,615    $   --
Changes From Operations:
   - Net investment income (loss)                         --         (18,335)     (48,697)       --
   - Net realized gain (loss) on investments              --       1,291,374      457,374        --
   - Net change in unrealized appreciation or
     depreciation on investments                          --      (1,727,719)    (477,929)       --
                                                     -------     -----------  -----------    ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        --        (454,680)     (69,252)       --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   --          51,136       97,431        --
   - Contract withdrawals and transfers to
     annuity reserves                                     --        (983,210)  (1,163,329)       --
   - Contract transfers                                   --        (295,126)    (992,618)       --
                                                     -------     -----------  -----------    ------
                                                          --      (1,227,200)  (2,058,516)       --
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  --              --           --        --
   - Annuity Payments                                     --          (1,795)          --        --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --              (1)          --        --
                                                     -------     -----------  -----------    ------
                                                          --          (1,796)          --        --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                 --      (1,228,996)  (2,058,516)       --
                                                     -------     -----------  -----------    ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   --      (1,683,676)  (2,127,768)       --
                                                     -------     -----------  -----------    ------
NET ASSETS AT DECEMBER 31, 2007                           --       5,673,498    5,315,847        --
Changes From Operations:
   - Net investment income (loss)                         (2)         25,979      (79,089)       (2)
   - Net realized gain (loss) on investments              --         301,335       86,551        --
   - Net change in unrealized appreciation or
     depreciation on investments                         366      (2,324,824)  (1,055,167)      234
                                                     -------     -----------  -----------    ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       364      (1,997,510)  (1,047,705)      232
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                9,802          49,588        6,536     8,503
   - Contract withdrawals and transfers to
     annuity reserves                                     --        (687,606)    (828,630)       --
   - Contract transfers                                   --        (402,741)   1,560,574        --
                                                     -------     -----------  -----------    ------
                                                       9,802      (1,040,759)     738,480     8,503
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  --              --           --        --
   - Annuity Payments                                     --          (1,503)          --        --
   - Receipt (reimbursement) of mortality
     guarantee adjustments                                --              --           --        --
                                                     -------     -----------  -----------    ------
                                                          --          (1,503)          --        --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              9,802      (1,042,262)     738,480     8,503
                                                     -------     -----------  -----------    ------
TOTAL INCREASE (DECREASE) IN NET ASSETS               10,166      (3,039,772)    (309,225)    8,735
                                                     -------     -----------  -----------    ------
NET ASSETS AT DECEMBER 31, 2008                      $10,166     $ 2,633,726  $ 5,006,622    $8,735
                                                     =======     ===========  ===========    ======

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

1. ACCOUNTING POLICIES AND ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Variable Annuity Account N (Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The operations of the Variable Account, which commenced on November 24, 1998, are part of the operations of the Company. The Variable Account consists of fifteen products. The available products are as follows:

     -    Lincoln ChoicePlus

     -    Lincoln ChoicePlus Access

     -    Lincoln ChoicePlus Bonus

     -    Lincoln ChoicePlus II

     -    Lincoln ChoicePlus II Access

     -    Lincoln ChoicePlus II Advance

     -    Lincoln ChoicePlus II Bonus

     -    Lincoln ChoicePlus Design

     -    Lincoln ChoicePlus Assurance A Share

     -    Lincoln ChoicePlus Assurance B Share

     -    Lincoln ChoicePlus Assurance Bonus

     -    Lincoln ChoicePlus Assurance C Share

     -    Lincoln ChoicePlus Assurance L Share

     -    Lincoln ChoicePlus Assurance A Class

     -    Lincoln ChoicePlus Assurance B Class

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one hundred eleven available mutual funds (the Funds) of seventeen diversified open-end manage-ment investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (AIM V.I.):
   AIM V.I. Capital Appreciation Fund
   AIM V.I. Capital Appreciation Class II Fund
   AIM V.I. Core Equity Fund
   AIM V.I. Core Equity Class II Fund
   AIM V.I. International Growth Fund
   AIM V.I. International Growth Class II Fund

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Technology Class B Fund
   ABVPSF Growth and Income Class B Fund
   ABVPSF International Value Class B Fund
   ABVPSF Large Cap Growth Class B Fund
   ABVPSF Small/Mid Cap Value Class B Fund

American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Inflation Protection (Class 2)

American Funds Insurance Series (American Funds):
   American Funds Global Growth Class 2 Fund
   American Funds Global Small Capitalization Class 2 Fund
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 2 Fund
   American Funds International Class 2 Fund

Delaware VIP Trust (Delaware VIPT)*:
   Delaware VIPT Capital Reserves Service Class Series
   Delaware VIPT Diversified Income Service Class Series
   Delaware VIPT Emerging Markets Service Class Series
   Delaware VIPT High Yield Series
   Delaware VIPT High Yield Service Class Series
   Delaware VIPT International Value Equity Series
   Delaware VIPT REIT Series
   Delaware VIPT REIT Service Class Series
   Delaware VIPT Small Cap Value Series
   Delaware VIPT Small Cap Value Service Class Series
   Delaware VIPT Trend Series
   Delaware VIPT Trend Service Class Series
   Delaware VIPT U.S. Growth Service Class Series
   Delaware VIPT Value Series
   Delaware VIPT Value Service Class Series

DWS Scudder VIP Funds (DWS VIP):
   DWS VIP Equity 500 Index Fund
   DWS VIP Equity 500 Index Service Class Fund
   DWS VIP Small Cap Index Fund
   DWS VIP Small Cap Index Service Class Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Contrafund Service Class 2 Portfolio
   Fidelity VIP Equity-Income Portfolio
   Fidelity VIP Equity-Income Service Class 2 Portfolio
   Fidelity VIP Growth Portfolio
   Fidelity VIP Growth Service Class 2 Portfolio
   Fidelity VIP Mid Cap Service Class 2 Portfolio
   Fidelity VIP Overseas Portfolio
   Fidelity VIP Overseas Service Class 2 Portfolio

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Income Securities Class 2 Fund
   FTVIPT Franklin Small-Mid Cap Growth Securities Class 2 Fund
   FTVIPT Mutual Shares Securities Class 2 Fund
   FTVIPT Templeton Global Income Securities Class 2 Fund
   FTVIPT Templeton Growth Securities Class 2 Fund

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):
   Goldman Sachs VIT Growth & Income Service Class Fund

Janus Aspen Series:
   Janus Aspen Series Balanced Service Shares Portfolio
   Janus Aspen Series Mid Cap Growth Service Shares Portfolio
   Janus Aspen Series Worldwide Growth Service Shares Portfolio

Lincoln Variable Insurance Products Trust (Lincoln VIPT)*:
   Lincoln VIPT Baron Growth Opportunities Service Class Fund
   Lincoln VIPT Capital Growth Service Class Fund
   Lincoln VIPT Cohen & Steers Global Real Estate Service Class Fund Lincoln VIPT Columbia Value Opportunities Service Class Fund
   Lincoln VIPT Delaware Bond Fund
   Lincoln VIPT Delaware Bond Service Class Fund
   Lincoln VIPT Delaware Growth and Income Service Class Fund
   Lincoln VIPT Delaware Social Awareness Fund
   Lincoln VIPT Delaware Social Awareness Service Class Fund
   Lincoln VIPT Delaware Special Opportunities Service Class Fund
   Lincoln VIPT FI Equity-Income Service Class Fund
   Lincoln VIPT Janus Capital Appreciation Fund
   Lincoln VIPT Janus Capital Appreciation Service Class Fund
   Lincoln VIPT Marsico International Growth Service Class Fund
   Lincoln VIPT MFS Value Service Class Fund
   Lincoln VIPT Mid-Cap Value Service Class Fund
   Lincoln VIPT Mondrian International Value Fund
   Lincoln VIPT Mondrian International Value Service Class Fund
   Lincoln VIPT Money Market Fund
   Lincoln VIPT Money Market Service Class Fund
   Lincoln VIPT SSgA Bond Index Service Class Fund
   Lincoln VIPT SSgA Developed International 150 Service Class Fund Lincoln VIPT SSgA Emerging Markets 100 Service Class Fund
   Lincoln VIPT SSgA International Index Service Class Fund
   Lincoln VIPT SSgA Large Cap 100 Service Class Fund
   Lincoln VIPT SSgA S&P 500 Index Fund
   Lincoln VIPT SSgA S&P 500 Index Service Class Fund
   Lincoln VIPT SSgA Small-Cap Index Service Class Fund
   Lincoln VIPT SSgA Small-Mid Cap 200 Service Class Fund
   Lincoln VIPT T. Rowe Price Growth Stock Service Class Fund
   Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Fund
   Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class Fund Lincoln VIPT Templeton Growth Service Class Fund
   Lincoln VIPT Turner Mid-Cap Growth Service Class Fund
   Lincoln VIPT UBS Global Asset Allocation Fund
   Lincoln VIPT UBS Global Asset Allocation Service Class Fund
   Lincoln VIPT Wilshire 2010 Profile Service Class Fund
   Lincoln VIPT Wilshire 2020 Profile Service Class Fund
   Lincoln VIPT Wilshire 2030 Profile Service Class Fund
   Lincoln VIPT Wilshire 2040 Profile Service Class Fund
   Lincoln VIPT Wilshire Aggressive Profile Service Class Fund
   Lincoln VIPT Wilshire Conservative Profile Service Class Fund
   Lincoln VIPT Wilshire Moderate Profile Service Class Fund
   Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class Fund

Lord Abbett Securities Trust (Lord Abbett):
   Lord Abbett All Value Class VC Fund

MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Core Equity Service Class Series
   MFS VIT Growth Series
   MFS VIT Growth Service Class Series
   MFS VIT Total Return Series
   MFS VIT Total Return Service Class Series
   MFS VIT Utilities Series
   MFS VIT Utilities Service Class Series

Neuberger Berman Advisers Management Trust (NB AMT):
   NB AMT Mid-Cap Growth Portfolio
   NB AMT Regency Portfolio

Oppenheimer Variable Account Funds (Oppenheimer):
   Oppenheimer Global Securities Service Class Fund/VA

Putnam Variable Trust (Putnam VT):
   Putnam VT Growth & Income Class IB Fund
   Putnam VT Health Sciences Class IB Fund

Van Kampen Universal Institutional Funds (Van Kampen):
   Van Kampen Capital Growth Class II Portfolio

*    Denotes an affiliate of The Lincoln National Life Insurance Company

Investments in the Funds are stated at the closing net asset value per share on December 31, 2008, which approximates fair value. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

Effective January 1, 2008, the Variable Account adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Separate Account's investments in the Funds are valued within the above FAS 157 fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Adoption of FAS 157 had no effect on the recorded amounts of the Funds in the Variable Account.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the exdividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance com-pany" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment rate of 3%, 4%, 5% or 6%. Reserves on contracts involving life contingencies are calculated using a modification of the 1971 Individual Annuitant Mortality Table and an assumed investment rate of 3%, 4%, 5% or 6%.

INVESTMENT FUND CHANGES: During 2007, the Lincoln VIPT Capital Growth Service Class Fund, the Lincoln VIPT Cohen & Steers Global Real Estate Service Class Fund, the Lincoln VIPT Delaware Special Opportunities Service Class Fund, the Lincoln VIPT Marsico International Growth Service Class Fund, the Lincoln VIPT MFS Value Service Class Fund, the Lincoln VIPT Mid-Cap Growth Service Class Fund, the Lincoln VIPT Mid-Cap Value Service Class Fund, the Lincoln VIPT S&P 500 Index Fund, the Lincoln VIPT S&P 500 Index Service Class Fund, the Lincoln VIPT Small-Cap Index Service Class Fund, the Lincoln VIPT T. Rowe Price Growth Stock Service Class Fund, the Lincoln VIPT Templeton Growth Service Class Fund, the Lincoln VIPT Value Opportunities Service Class Fund, the Lincoln VIPT Wilshire 2010 Profile Service Class Fund, the Lincoln VIPT Wilshire 2020 Profile Service Class Fund, the Lincoln VIPT Wilshire 2030 Profile Service Class Fund and the Lincoln VIPT Wilshire 2040 Profile Service Class Fund became available as investment options for Account Contract owners. Accordingly, the 2007 state-ment of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of opera-tions to December 31, 2007.

Also during 2007 the following funds changed their names:

PREVIOUS FUND NAME                                              NEW FUND NAME
-------------------------------------------------------------   ---------------------------------------------------------
Baron Capital Asset Fund                                        Lincoln VIPT Baron Growth Opportunities Service Class Fund
Lincoln VIPT Bond Fund                                          Lincoln VIPT Delaware Bond Fund
Lincoln VIPT Bond Service Class Fund                            Lincoln VIPT Delaware Bond Service Class Fund
Lincoln VIPT Growth and Income Service Class Fund               Lincoln VIPT Delaware Growth and Income Service Class Fund
Lincoln VIPT Social Awareness Fund                              Lincoln VIPT Delaware Social Awareness Fund
Lincoln VIPT Social Awareness Service Class Fund                Lincoln VIPT Delaware Social Awareness Service Class Fund
Lincoln VIPT Special Opportunities Service Class Fund           Lincoln VIPT Delaware Special Opportunities Service Class Fund
Lincoln VIPT Equity-Income Service Class Fund                   Lincoln VIPT FI Equity-Income Service Class Fund
Lincoln VIPT Capital Appreciation Fund                          Lincoln VIPT Janus Capital Appreciation Fund
Lincoln VIPT Capital Appreciation Service Class Fund            Lincoln VIPT Janus Capital Appreciation Service Class Fund
Lincoln VIPT International Fund                                 Lincoln VIPT Mondrian International Value Fund
Lincoln VIPT International Service Class Fund                   Lincoln VIPT Mondrian International Value Service Class Fund
Lincoln VIPT Aggressive Growth Fund                             Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Fund
Lincoln VIPT Aggressive Growth Service Class Fund               Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service
                                                                   Class Fund
Lincoln VIPT Global Asset Allocation Fund                       Lincoln VIPT UBS Global Asset Allocation Fund
Lincoln VIPT Global Asset Allocation Service Class Fund         Lincoln VIPT UBS Global Asset Allocation Service Class Fund
Lincoln VIPT Aggressive Profile Service Class Fund              Lincoln VIPT Wilshire Aggressive Profile Service Class Fund
Lincoln VIPT Conservative Profile Service Class Fund            Lincoln VIPT Wilshire Conservative Profile Service Class Fund
Lincoln VIPT Moderate Profile Service Class Fund                Lincoln VIPT Wilshire Moderate Profile Service Class Fund
Lincoln VIPT Moderately Aggressive Profile Service Class Fund   Lincoln VIPT Wilshire Moderately Aggressive Profile Service
                                                                   Class Fund
MFS VIT Capital Opportunities Service Class Fund                MFS VIT Core Equity Service Class Fund

Also during 2007, the Lincoln VIPT Core Fund, the Lincoln VIPT Core Service Class Fund, the Lincoln VIPT Growth Fund, the Lincoln VIPT Growth Service Class Fund and the Lincoln VIPT Growth Opportunities Fund ceased to be available as investment options to Variable Account Contract owners.

During 2007, the Lincoln Variable Insurance Products Trust (Lincoln VIPT) acquired the Baron Capital Asset Fund and renamed the fund Lincoln VIPT Baron Growth Opportunities Fund. This fund acquisition had no impact on the units outstanding or the unit prices to the Variable Account Contract owner.

During 2008, the Goldman Sachs VIT Growth & Income Service Class Fund, the Lincoln VIPT SSgA Bond Index Service Class Fund, the Lincoln VIPT SSgA Developed International 150 Service Class Fund, the Lincoln VIPT SSgA Emerging Markets 100 Service Class Fund, the Lincoln VIPT SSgA International Index Service Class Fund, the Lincoln VIPT SSgA Large Cap 100 Service Class Fund, the Lincoln VIPT SSgA Small-Mid Cap 200 Service Class Fund, the Lord Abbett All Value Class VC Fund, the Oppenheimer Global Securities Service Class Fund/VA and the Van Kampen Capital Growth Class II Portfolio became available as investment options for Account Contract owners. Accordingly, the 2008 statements of operations and changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2008.

During 2008, the Lincoln VIPT Value Opportunities Service Class Fund changed its name to the Lincoln VIPT Columbia Value Opportunities Service Class Fund, the Lincoln VIPT S&P 500 Index Fund changed its name to the Lincoln VIPT SSgA S&P 500 Index Fund, the Lincoln VIPT S&P 500 Index Service Class Fund changed its name to the Lincoln VIPT SSgA S&P 500 Index Service Class Fund, the Lincoln VIPT Small-Cap Index Service Class Fund changed its name to the Lincoln VIPT SSgA Small-Cap Index Service Class Fund, the Lincoln VIPT Mid-Cap Growth Service Class Fund changed its name to the Lincoln VIPT Turner Mid-Cap Growth Service Class Fund, the MFS VIT Emerging Growth Series changed its name to the MFS VIT Growth Series and the MFS VIT Emerging Growth Service Class Series changed its name to the MFS VIT Growth Service Class Series.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of each portfolio's average daily net assets within the Variable Account. The rates are as follows for the fifteen products:

- Lincoln ChoicePlus at a daily rate of .0038356% to .0064384% (1.40% to 2.35% on an annual basis)

- Lincoln ChoicePlus Access at a daily rate of .0038356% to .0071233% (1.40% to 2.60% on an annual basis)

- Lincoln ChoicePlus Bonus at a daily rate of .0038356% to .0069863% (1.40% to 2.55% on an annual basis)

- Lincoln ChoicePlus II at a daily rate of .0035616% to .0064384% (1.30% to 2.35% on an annual basis)

- Lincoln ChoicePlus II Access at a daily rate of .0038356% to .0071233% (1.40% to 2.60% on an annual basis)

- Lincoln ChoicePlus II Advance at a daily rate of .0038356% to .0072603% (1.40% to 2.65% on an annual basis)

- Lincoln ChoicePlus II Bonus at a daily rate of .0038356% to .0069863% (1.40% to 2.55% on an annual basis)

- Lincoln ChoicePlus Design at a daily rate of .0030137% to .0075342% (1.10% to 2.75% on an annual basis)

- Lincoln ChoicePlus Assurance A Share at a daily rate of .0016438% to .0049315% (.60% to 1.80% on an annual basis)

- Lincoln ChoicePlus Assurance B Share at a daily rate of .0034247% to .0067123% (1.25% to 2.45% on an annual basis)

- Lincoln ChoicePlus Assurance Bonus at a daily rate of .0038356% to .0073973% (1.40% to 2.70% on an annual basis)

- Lincoln ChoicePlus Assurance C Share at a daily rate of .0038356% to .0078082% (1.40% to 2.85% on an annual basis)

- Lincoln ChoicePlus Assurance L Share at a daily rate of .0038356% to .0076712% (1.40% to 2.80% on an annual basis)

- Lincoln ChoicePlus Assurance A Class at a daily rate of .0016438% to .0049315% (.60% to 1.80% on an annual basis)

- Lincoln ChoicePlus Assurance B Class at a daily rate of .0034247% to .0067123% (1.25% to 2.45% on an annual basis)

In addition, $14,342,458 and $9,724,817 was retained by the Company for contract charges and surrender charges during 2008 and 2007, respectively.

For the Assurance A Share and Assurance A Class products, a front-end load or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. The sales charge percentage decreases as the value accumulated under certain of the owner's investment increases. For the year ending December 31, 2008, sales charges amounted to $4,940,361. There were no sales charges for the year ended December 31, 2007.

The Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2008 follows.

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ---------  ----------
AIM V.I. CAPITAL APPRECIATION
            2008                 1.40%    2.35%    $ 3.06    $ 9.56       748,284  $    3,358,095   -43.83%    -43.29%      0.00%
            2007                 1.40%    2.35%      5.41     16.98       996,399       7,865,603     9.63%     10.46%      0.00%
            2006     4/28/06     1.40%    2.55%      4.92     15.49     1,300,177       9,411,659    -1.98%     -1.22%      0.06%
AIM V.I. CAPITAL APPRECIATION CLASS II
            2008                 1.30%    2.35%      6.92      9.29       273,162       1,996,280   -43.96%    -43.37%      0.00%
            2007                 1.30%    2.35%     12.29     16.57       348,396       4,499,118     9.14%     10.29%      0.00%
            2006     4/28/06     1.30%    2.35%     11.22     15.51       417,948       4,908,825    -2.02%     -1.33%      0.00%
AIM V.I. CORE EQUITY
            2008                 1.40%    2.35%      5.45     11.08     1,568,047      11,156,757   -31.77%    -31.11%      1.95%
            2007                 1.40%    2.35%      7.94     16.21     2,005,117      20,947,610     5.61%      6.61%      1.01%
            2006     4/28/06     1.40%    2.35%      7.48     15.39     2,593,323      25,607,172     7.45%      8.14%      0.53%
AIM V.I. CORE EQUITY CLASS II
            2008                 1.30%    2.55%      8.23     11.12       430,419       3,828,214   -32.08%    -31.22%      1.74%
            2007                 1.30%    2.55%     12.04     15.84       519,086       6,677,208     5.37%      6.49%      0.84%
            2006     4/28/06     1.30%    2.35%     11.38     15.04       688,914       8,237,493     7.28%      8.04%      0.53%
AIM V.I. INTERNATIONAL GROWTH
            2008                 1.40%    2.35%      7.43     15.32       420,693       4,158,730   -41.76%    -41.21%      0.47%
            2007                 1.40%    2.35%     12.69     26.25       605,909      10,314,167    12.28%     13.12%      0.37%
            2006                 1.40%    2.55%     11.26     23.48       786,249      11,887,911    25.51%     26.45%      0.96%
            2005                 1.40%    2.15%      8.94     18.69       932,673      11,255,535    15.42%     16.29%      0.61%
            2004                 1.40%    2.15%      7.72     16.17     1,099,843      11,434,378    21.49%     22.28%      0.62%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ---------  ----------
AIM V.I. INTERNATIONAL GROWTH CLASS II
            2008                 1.30%    2.60%    $12.68    $15.07       271,812  $    3,639,727   -42.05%    -41.32%      0.41%
            2007                 1.30%    2.55%     21.74     25.55       371,367       8,469,879    11.68%     12.97%      0.36%
            2006                 1.30%    2.45%     19.37     23.16       423,372       8,546,047    24.79%     26.23%      1.01%
            2005                 1.30%    2.45%     15.44     18.50       402,262       6,449,458    14.91%     16.18%      0.58%
            2004                 1.30%    2.40%     13.38     16.05       425,659       5,860,514    21.13%     22.11%      0.59%
ABVPSF GLOBAL TECHNOLOGY CLASS B
            2008                 0.65%    2.85%      2.67     10.52     3,262,920      16,985,544   -48.92%    -48.07%      0.00%
            2007                 1.15%    2.80%      5.17     20.19     3,842,419      33,767,643    16.76%     18.52%      0.00%
            2006                 1.15%    2.65%      4.38     17.19     3,154,151      19,614,773     5.55%      7.03%      0.00%
            2005                 1.25%    2.65%      4.11     16.19     2,865,931      15,883,898     1.03%      2.31%      0.00%
            2004                 1.30%    2.55%      4.03     15.94     3,240,821      16,596,090     2.95%      3.73%      0.00%
ABVPSF GROWTH AND INCOME CLASS B
            2008                 0.65%    2.85%      6.73     10.72    14,925,347     128,497,995   -42.34%    -41.37%      1.77%
            2007                 1.15%    2.80%     11.89     18.42    15,940,246     238,553,321     1.96%      3.55%      1.20%
            2006                 1.25%    2.80%     11.67     17.89    16,298,422     237,605,213    13.75%     15.53%      1.15%
            2005                 1.25%    2.80%     11.45     15.58    16,191,191     206,322,630     1.86%      3.25%      1.28%
            2004                 1.30%    2.65%     11.15     15.17    13,908,523     172,477,094     8.31%      9.79%      0.72%
ABVPSF INTERNATIONAL VALUE CLASS B
            2008                 0.65%    2.85%      5.44      5.71    15,725,322      87,885,870   -54.60%    -53.79%      0.88%
            2007                 1.10%    2.85%     11.78     12.38    13,859,734     170,225,318     2.63%      4.38%      0.99%
            2006      6/6/06     1.15%    2.80%     11.29     11.87     2,907,081      34,424,483     7.38%     27.27%      0.00%
ABVPSF LARGE CAP GROWTH CLASS B
            2008                 1.30%    2.65%      3.99      9.12     2,586,486      13,536,124   -41.40%    -40.60%      0.00%
            2007                 1.30%    2.65%      6.74     15.39     3,281,465      29,322,568    10.65%     12.15%      0.00%
            2006                 1.30%    2.65%      6.04     13.87     3,981,992      31,699,870    -3.24%     -1.92%      0.00%
            2005                 1.30%    2.65%      6.19     14.26     4,848,291      38,794,594    11.96%     13.36%      0.00%
            2004                 1.30%    2.55%      5.49     12.68     4,906,004      34,130,631     6.04%      6.95%      0.00%
ABVPSF SMALL/MID CAP VALUE CLASS B
            2008                 0.65%    2.85%      6.98     13.79     7,758,456      84,894,668   -37.55%    -36.45%      0.43%
            2007                 1.10%    2.85%     11.03     21.87     5,982,290     110,145,205    -1.34%      0.37%      0.72%
            2006                 1.15%    2.85%     11.73     21.76     4,266,114      81,467,069    11.05%     12.78%      0.23%
            2005                 1.25%    2.80%     15.89     19.45     3,060,293      53,499,928     3.84%      5.25%      0.56%
            2004                 1.30%    2.65%     15.40     18.62     2,055,473      35,366,991    16.31%     17.54%      0.07%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS 2
            2008                 0.65%    2.85%      9.86     11.00    22,134,456     237,085,710    -4.37%     -2.73%      4.69%
            2007                 1.15%    2.85%     10.31     11.33    13,044,498     144,760,052     6.43%      8.15%      4.52%
            2006                 1.25%    2.85%      9.69     10.48    11,863,503     122,539,340    -1.27%      0.32%      3.33%
            2005                 1.25%    2.85%     10.23     10.45     9,646,622     100,042,811    -1.10%      0.25%      4.69%
            2004     5/24/04     1.30%    2.65%     10.34     10.43     3,079,182      32,042,442     0.81%      5.20%      2.06%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2008                 0.65%    2.85%      7.32     10.42    22,029,895     216,967,583   -40.12%    -39.06%      2.00%
            2007                 1.10%    2.85%     12.48     17.13    16,765,804     278,606,031    11.62%     13.59%      3.00%
            2006                 1.10%    2.85%     13.27     15.11    10,355,625     153,145,467    17.10%     18.93%      0.85%
            2005                 1.25%    2.80%     12.44     12.71     4,729,847      59,479,022    11.09%     12.60%      0.64%
            2004     5/24/04     1.30%    2.65%     11.20     11.29     1,552,710      17,496,155     9.02%     12.95%      0.09%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2008                 0.65%    2.85%      6.29     15.40    16,178,894     174,409,032   -54.83%    -54.03%      0.00%
            2007                 1.10%    2.85%     13.68     33.76    14,813,916     359,008,331    18.02%     20.10%      3.00%
            2006                 1.10%    2.85%     12.95     28.32    12,213,535     238,117,221    20.63%     22.51%      0.46%
            2005                 1.25%    2.80%     10.59     23.26     9,624,135     146,086,924    22.08%     23.73%      0.97%
            2004                 1.30%    2.65%      8.57     18.90     7,448,131      86,948,362    17.84%     19.32%      0.00%
AMERICAN FUNDS GROWTH CLASS 2
            2008                 0.65%    2.85%      5.96     11.80   126,204,408   1,096,444,796   -45.55%    -44.58%      0.87%
            2007                 1.10%    2.85%     10.82     21.45   114,062,671   1,772,430,459     9.19%     11.12%      0.83%
            2006                 1.10%    2.85%      9.81     19.45   102,526,103   1,392,831,743     7.12%      8.85%      0.87%
            2005                 1.25%    2.85%      9.06     17.97    85,725,228   1,027,944,645    13.15%     14.69%      0.76%
            2004                 1.30%    2.65%      7.93     15.76    68,042,386     685,173,120     9.56%     11.04%      0.21%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ---------  ----------
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2008                 0.65%    2.85%    $ 6.69    $11.32   133,043,914  $1,213,955,684   -39.60%    -38.53%      1.82%
            2007                 1.10%    2.85%     11.31     18.55   119,952,131   1,837,362,865     2.09%      3.89%      1.59%
            2006                 1.10%    2.85%     11.75     17.99   106,178,440   1,580,788,507    11.97%     13.77%      1.68%
            2005                 1.25%    2.85%     12.35     15.91    87,562,380   1,158,679,589     3.06%      4.47%      1.46%
            2004                 1.30%    2.65%     11.88     15.31    68,627,474     873,734,564     7.49%      8.95%      1.08%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2008                 0.65%    2.85%      6.75     15.74    52,149,321     567,950,440   -43.75%    -42.76%      2.03%
            2007                 1.10%    2.85%     11.82     27.70    48,317,076     904,894,575    16.65%     18.71%      1.65%
            2006                 1.10%    2.85%      9.99     23.51    41,893,852     632,070,987    15.64%     17.50%      1.82%
            2005                 1.25%    2.85%      8.51     20.13    33,907,194     413,015,292    18.33%     19.93%      1.71%
            2004                 1.30%    2.65%      7.10     16.88    26,363,351     254,014,200    16.20%     17.78%      1.64%
DELAWARE VIPT CAPITAL RESERVES SERVICE CLASS
            2008                 0.65%    2.80%      9.79     10.35     7,989,474      81,388,856    -3.39%     -1.78%      4.10%
            2007                 1.15%    2.80%     10.14     10.55     1,745,444      18,209,459     1.35%      2.94%      4.55%
            2006                 1.25%    2.80%     10.05     10.25     1,068,351      10,878,852     1.75%      3.03%      4.31%
            2005      6/6/05     1.25%    2.50%      9.87      9.97       417,378       4,142,143    -0.75%      0.75%      2.23%
DELAWARE VIPT DIVERSIFIED INCOME SERVICE CLASS
            2008                 0.65%    2.85%      9.84     11.30    35,059,220     383,243,656    -7.57%     -5.94%      3.55%
            2007                 1.10%    2.85%     10.65     12.04    25,769,243     302,157,201     4.40%      6.08%      2.59%
            2006                 1.25%    2.85%     10.20     11.35    16,777,113     186,983,777     4.55%      6.23%      1.25%
            2005                 1.25%    2.85%     10.46     10.69    11,110,785     117,668,130    -3.19%     -1.87%      0.59%
            2004     5/24/04     1.30%    2.65%     10.81     10.89     3,955,275      43,006,321     0.10%      8.88%      0.00%
DELAWARE VIPT EMERGING MARKETS SERVICE CLASS
            2008                 0.65%    2.85%      5.69     25.76    12,841,316     141,037,891   -53.04%    -52.22%      1.28%
            2007                 1.10%    2.85%     18.56     54.30    10,582,568     256,714,563    34.62%     36.79%      1.24%
            2006                 1.25%    2.85%     14.74     39.94     6,958,755     129,919,378    23.31%     25.24%      0.94%
            2005                 1.25%    2.80%     16.74     32.08     3,755,710      63,653,626    24.04%     25.47%      0.07%
            2004     5/26/04     1.30%    2.45%     13.50     25.71       690,972      10,347,465    16.16%     34.46%      0.00%
DELAWARE VIPT HIGH YIELD
            2008                 1.40%    2.35%      9.21     13.02       862,558       8,034,157   -25.94%    -25.23%      8.20%
            2007                 1.40%    2.35%     12.32     17.54     1,277,232      15,879,807     0.41%      1.37%      6.52%
            2006                 1.40%    2.35%     12.16     17.43     1,175,099      14,399,604    10.06%     10.88%      6.73%
            2005                 1.40%    2.15%     10.96     15.84     1,361,372      15,016,454     1.38%      2.15%      7.55%
            2004                 1.40%    2.15%     10.73     14.75     1,781,940      19,188,007    12.38%     12.66%      6.68%
DELAWARE VIPT HIGH YIELD SERVICE CLASS
            2008                 0.65%    2.85%      8.01     13.09    15,955,990     166,499,584   -26.55%    -25.25%      8.03%
            2007                 1.10%    2.85%     10.72     17.64    14,288,786     202,639,176    -0.34%      1.37%      6.15%
            2006                 1.15%    2.85%     11.09     17.52    13,057,671     186,729,667     9.04%     10.80%      6.15%
            2005                 1.25%    2.85%     12.05     15.91    11,482,026     151,343,314     0.64%      2.01%      6.00%
            2004                 1.30%    2.65%     11.87     15.68     9,299,746     121,685,217    11.04%     12.55%      4.87%
DELAWARE VIPT INTERNATIONAL VALUE EQUITY
            2008                 1.40%    2.15%     11.83     13.64        35,587         423,335   -43.65%    -43.22%      2.98%
            2007                 1.40%    2.15%     20.84     22.81        81,729       1,714,184     3.51%      3.77%      2.21%
            2006                 1.40%    1.65%     20.08     22.04       136,295       2,737,672    21.56%     21.87%      2.83%
            2005                 1.40%    1.65%     16.48     18.13       170,735       2,813,892    11.03%     11.31%      1.40%
            2004                 1.40%    1.65%     14.80     16.33       149,061       2,207,313    19.80%     20.10%      2.70%
DELAWARE VIPT REIT
            2008                 1.40%    2.35%     13.01     17.89       337,494       5,881,815   -36.57%    -35.97%      2.60%
            2007                 1.40%    2.35%     20.51     27.95       497,495      13,641,050   -15.94%    -15.14%      1.50%
            2006                 1.40%    2.35%     24.60     32.93       745,569      24,391,247    29.81%     30.79%      1.93%
            2005                 1.40%    2.15%     19.78     25.18       917,113      22,971,856     5.42%      5.68%      2.04%
            2004                 1.40%    1.65%     18.77     23.83     1,227,905      29,150,435    29.23%     29.55%      2.11%
DELAWARE VIPT REIT SERVICE CLASS
            2008                 1.10%    2.85%      6.20     14.96     8,564,358      97,607,134   -37.11%    -35.99%      2.14%
            2007                 1.10%    2.85%      9.68     23.45    10,520,517     190,815,163   -16.59%    -15.16%      1.15%
            2006                 1.15%    2.85%     13.30     27.70    11,378,212     251,608,279    28.67%     30.68%      1.54%
            2005                 1.25%    2.80%     16.28     21.23     8,802,972     161,758,580     4.06%      5.48%      1.55%
            2004                 1.30%    2.65%     15.57     20.15     6,905,964     126,052,112    27.79%     29.39%      1.53%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ---------  ----------
DELAWARE VIPT SMALL CAP VALUE
            2008                 1.40%    2.35%    $13.30    $15.54       624,210  $    9,651,885   -31.51%    -30.85%      0.83%
            2007                 1.40%    2.35%     19.30     22.48       911,687      20,420,995    -8.79%     -7.92%      0.54%
            2006                 1.40%    2.35%     21.00     24.41     1,259,195      30,657,532    13.49%     14.57%      0.26%
            2005                 1.40%    2.35%     18.37     21.30     1,518,277      32,285,750     7.63%      7.90%      0.38%
            2004                 1.40%    1.65%     17.06     19.75     1,744,483      34,401,846    19.49%     19.79%      0.20%
DELAWARE VIPT SMALL CAP VALUE SERVICE CLASS
            2008                 0.65%    2.85%      7.20     15.78    21,006,014     230,267,773   -32.04%    -30.94%      0.46%
            2007                 1.25%    2.85%     10.53     22.89    19,715,307     327,861,446    -9.46%     -8.00%      0.25%
            2006                 1.25%    2.85%     12.05     24.91    15,981,027     306,852,146    12.69%     14.45%      0.02%
            2005                 1.25%    2.80%     16.59     21.80    10,633,977     196,817,038     6.29%      7.74%      0.14%
            2004                 1.30%    2.65%     15.54     20.25     7,036,912     128,023,938    18.35%     19.60%      0.02%
DELAWARE VIPT TREND
            2008                 1.40%    2.35%      8.30     10.37       677,030       7,010,663   -47.98%    -47.48%      0.00%
            2007                 1.40%    2.35%     15.84     19.75       967,792      19,092,097     8.18%      9.21%      0.00%
            2006                 1.40%    2.35%     14.53     18.09     1,376,772      24,889,509     5.30%      6.10%      0.00%
            2005                 1.40%    2.15%     13.73     17.05     1,802,451      30,707,868     4.13%      4.39%      0.00%
            2004                 1.40%    1.65%     13.18     16.33     2,361,636      38,545,101    10.76%     11.04%      0.00%
DELAWARE VIPT TREND SERVICE CLASS
            2008                 0.65%    2.80%      4.57      9.81     7,395,820      52,003,840   -48.33%    -47.47%      0.00%
            2007                 1.15%    2.80%      8.76     18.84     8,624,685     115,826,355     7.41%      9.20%      0.00%
            2006                 1.15%    2.80%      8.07     17.56     9,363,478     114,451,808     4.37%      6.00%      0.00%
            2005                 1.25%    2.80%      7.66     16.67     9,417,497     107,820,967     2.85%      4.25%      0.00%
            2004                 1.30%    2.65%      7.38     16.07     9,480,716     101,229,754     9.38%     10.87%      0.00%
DELAWARE VIPT U.S. GROWTH SERVICE CLASS
            2008                 0.65%    2.85%      6.32      8.67     2,886,087      21,229,340   -44.44%    -43.57%      0.00%
            2007                 1.25%    2.80%     11.37     15.46     2,918,817      38,693,665     9.27%     10.98%      0.00%
            2006                 1.25%    2.80%     11.08     14.02     2,954,477      35,560,878    -0.61%      0.74%      0.00%
            2005                 1.30%    2.65%     11.07     13.99     3,262,415      38,980,114    11.42%     12.93%      0.37%
            2004                 1.30%    2.65%      9.87     12.46     3,281,070      34,757,989     0.33%      1.70%      0.00%
DELAWARE VIPT VALUE
            2008                 1.40%    2.35%      9.23     11.78       682,623       6,352,152   -34.97%    -34.35%      3.16%
            2007                 1.40%    2.35%     14.07     18.08     1,057,669      14,923,996    -4.79%     -4.08%      1.64%
            2006                 1.40%    2.15%     14.66     18.99     1,264,708      18,576,994    21.46%     22.38%      1.59%
            2005                 1.40%    2.35%     11.98     13.22     1,470,232      17,634,039     4.29%      4.55%      1.68%
            2004                 1.40%    1.65%     11.46     11.80     1,499,570      17,193,059    13.11%     13.33%      1.57%
DELAWARE VIPT VALUE SERVICE CLASS
            2008                 0.75%    2.85%      6.77     11.69     9,940,337      92,632,743   -35.44%    -34.33%      2.59%
            2007                 1.15%    2.85%     10.71     17.96    11,006,428     158,874,478    -5.67%     -4.10%      1.26%
            2006                 1.15%    2.80%     12.38     19.06     8,374,330     129,017,666    20.38%     22.26%      1.17%
            2005                 1.25%    2.80%     12.08     15.69     5,229,714      68,306,425     3.03%      4.43%      1.08%
            2004                 1.30%    2.65%     11.63     15.10     2,352,748      30,019,065    12.21%     13.11%      1.08%
DWS VIP EAFE EQUITY INDEX
            2005                 0.00%    0.00%        --        --            --              --     0.00%      0.00%      2.26%
            2004                 1.30%    2.05%     12.42     15.87       246,903       3,152,537    16.65%     17.53%      1.98%
DWS VIP EAFE EQUITY INDEX SERVICE CLASS
            2005                 0.00%    0.00%        --        --            --              --     0.00%      0.00%      2.63%
            2004                 1.35%    2.65%     15.02     15.13       331,822       4,997,803    16.67%     17.19%      1.48%
DWS VIP EQUITY 500 INDEX
            2008                 1.30%    2.65%      6.02     10.41     3,279,387      24,170,085   -38.80%    -37.96%      2.55%
            2007                 1.30%    2.65%      9.75     16.93     4,338,906      51,876,026     2.54%      3.94%      1.54%
            2006                 1.30%    2.65%      9.43     16.43     5,354,369      61,937,097    12.50%     14.03%      1.20%
            2005                 1.30%    2.65%      8.31     14.53     6,723,314      68,258,386     1.94%      3.32%      1.59%
            2004                 1.30%    2.65%      8.08     14.21     8,211,104      80,888,455     8.35%      9.16%      1.13%
DWS VIP EQUITY 500 INDEX SERVICE CLASS
            2008                 1.15%    2.80%      7.03      9.84     3,323,686      29,391,732   -39.07%    -38.06%      2.13%
            2007                 1.15%    2.85%     11.78     15.92     3,221,316      47,252,950     2.08%      3.73%      1.22%
            2006                 1.25%    2.85%     11.59     15.36     2,969,805      42,703,560    12.06%     13.81%      0.88%
            2005                 1.25%    2.80%     13.06     13.51     2,267,108      29,602,529     1.69%      3.02%      1.20%
            2004                 1.35%    2.65%     13.01     13.12     1,345,572      17,589,539     8.29%      8.84%      0.66%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ---------  ----------
DWS VIP SMALL CAP INDEX
            2008                 1.30%    2.65%    $11.45    $13.27       575,785  $    6,804,093   -35.85%    -34.98%      1.65%
            2007                 1.30%    2.65%     17.72     20.69       735,210      13,405,274    -4.47%     -3.17%      0.89%
            2006                 1.30%    2.65%     18.42     21.71       885,927      16,714,898    14.42%     15.97%      0.70%
            2005                 1.30%    2.65%     15.99     18.82     1,000,507      16,288,832     1.53%      2.91%      0.61%
            2004                 1.30%    2.65%     15.64     18.39     1,037,248      16,459,324    15.25%     16.24%      0.41%
DWS VIP SMALL CAP INDEX SERVICE CLASS
            2008                 1.10%    2.80%      6.99     11.65     1,941,075      18,430,158   -36.14%    -35.05%      1.35%
            2007                 1.10%    2.85%     11.16     17.98     2,539,796      37,470,213    -4.91%     -3.38%      0.61%
            2006                 1.25%    2.85%     12.19     18.63     2,088,524      32,947,863    13.95%     15.73%      0.34%
            2005                 1.25%    2.80%     15.58     16.11     1,286,490      19,247,425     1.27%      2.60%      0.36%
            2004                 1.35%    2.65%     15.58     15.71       720,811      11,280,931    15.33%     15.90%      0.14%
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
            2008                 0.65%    2.85%      6.78     11.58    48,230,649     500,282,061   -44.30%    -43.32%      0.90%
            2007                 1.10%    2.85%     12.42     20.48    38,112,592     724,082,879    14.01%     15.96%      0.85%
            2006                 1.15%    2.85%     12.08     17.71    28,310,996     473,272,060     8.30%     10.05%      1.07%
            2005                 1.25%    2.85%     15.70     16.14    15,529,612     242,707,287    13.61%     15.16%      0.09%
            2004                 1.30%    2.65%     13.75     14.09     7,227,480     100,567,575    12.15%     13.67%      0.13%
FIDELITY VIP EQUITY-INCOME
            2008                 1.40%    2.15%      8.24     10.19       885,428       7,625,372   -43.88%    -43.45%      2.06%
            2007                 1.40%    2.15%     14.60     18.16     1,299,142      19,795,659    -0.63%      0.12%      1.59%
            2006                 1.40%    2.15%     14.61     18.28     1,717,020      26,097,151    17.64%     18.52%      3.32%
            2005                 1.40%    2.15%     12.35     15.54     2,187,704      28,049,062     3.62%      4.39%      1.71%
            2004                 1.40%    2.15%     11.86     12.76     2,706,796      33,239,120     9.70%      9.98%      1.56%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
            2008                 1.30%    2.65%      6.61     10.22     5,495,296      47,467,613   -44.31%    -43.55%      2.10%
            2007                 1.30%    2.65%     11.84     18.21     6,845,010     104,868,410    -1.38%     -0.04%      1.54%
            2006                 1.30%    2.65%     14.01     18.31     7,682,647     118,013,433    16.79%     18.38%      2.98%
            2005                 1.30%    2.65%     11.89     15.56     8,341,856     108,463,653     2.81%      4.21%      1.25%
            2004                 1.30%    2.65%     11.47     15.01     6,568,159      81,874,928     8.87%      9.80%      1.04%
FIDELITY VIP GROWTH
            2008                 1.40%    2.35%      6.75      9.41       777,690       5,288,086   -48.40%    -47.90%      0.71%
            2007                 1.40%    2.35%     12.97     18.20     1,060,215      13,793,117    24.26%     25.20%      0.88%
            2006                 1.40%    2.15%     10.36     14.65     1,434,303      14,883,568     4.58%      5.36%      0.42%
            2005                 1.40%    2.15%      9.83     14.01     1,972,496      19,401,348     3.55%      4.33%      0.54%
            2004                 1.40%    2.15%      9.42     10.76     2,565,999      24,186,820     1.69%      1.94%      0.28%
FIDELITY VIP GROWTH SERVICE CLASS 2
            2008                 0.65%    2.85%      4.25      9.44     6,858,292      46,897,614   -48.79%    -47.91%      0.61%
            2007                 1.15%    2.85%      8.21     18.06     6,111,259      78,588,079    23.10%     25.09%      0.35%
            2006                 1.25%    2.85%      6.60     14.55     4,789,808      46,860,781     3.63%      5.25%      0.16%
            2005                 1.25%    2.80%      6.30     13.94     4,476,186      40,555,043     2.74%      4.14%      0.21%
            2004                 1.30%    2.65%      6.08     13.47     2,742,063      22,976,078     0.73%      1.79%      0.11%
FIDELITY VIP MID CAP SERVICE CLASS 2
            2008                 0.65%    2.85%      6.91      8.74    24,760,020     212,067,044   -41.31%    -40.27%      0.24%
            2007                 1.10%    2.85%     12.02     14.66    18,422,757     266,663,938    12.10%     14.02%      0.50%
            2006                 1.15%    2.85%     12.55     12.87    10,522,063     134,453,898     9.24%     11.01%      0.09%
            2005      6/6/05     1.25%    2.85%     11.49     11.59     2,530,388      29,265,696     3.06%     16.25%      0.00%
FIDELITY VIP OVERSEAS
            2008                 1.40%    2.15%      9.61     13.76       278,109       2,693,356   -45.00%    -44.59%      2.30%
            2007                 1.40%    2.35%     17.35     25.02       377,037       6,583,119    14.82%     15.68%      3.30%
            2006                 1.40%    2.15%     15.00     21.79       488,806       7,368,801    15.57%     16.44%      0.92%
            2005                 1.40%    2.15%     12.88     18.86       605,539       7,809,350    16.51%     17.39%      0.67%
            2004                 1.40%    2.15%     10.97     13.46       695,470       7,639,894    11.83%     12.06%      1.13%
FIDELITY VIP OVERSEAS SERVICE CLASS 2
            2008                 0.65%    2.85%      6.94     13.85     7,199,120      72,016,219   -45.51%    -44.60%      2.44%
            2007                 1.15%    2.80%     12.61     25.03     7,192,637     131,134,842    13.82%     15.60%      2.94%
            2006                 1.25%    2.80%     10.97     21.67     7,119,275     113,192,556    14.52%     16.31%      0.68%
            2005                 1.25%    2.80%      9.48     18.78     6,857,887      93,652,564    15.68%     17.25%      0.39%
            2004                 1.30%    2.65%      8.13     16.12     4,295,700      49,857,492    10.35%     11.85%      0.60%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ---------  ----------
FTVIPT FRANKLIN INCOME SECURITIES CLASS 2
            2008                 0.65%    2.85%    $ 7.37    $ 8.01    45,663,538  $  358,972,880   -31.63%    -30.43%      5.51%
            2007                 1.10%    2.85%     11.00     11.53    30,630,668     350,024,276     0.84%      2.57%      3.16%
            2006      6/2/06     1.15%    2.85%     10.72     11.25     6,957,894      78,020,239     0.29%     12.36%      0.10%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 2
            2008                 0.65%    2.80%      4.54     11.50     8,416,602      61,007,232   -44.09%    -43.13%      0.00%
            2007                 1.10%    2.80%      8.01     20.38     8,116,799      99,601,237     8.17%      9.97%      0.00%
            2006                 1.15%    2.80%      7.30     18.66     7,258,566      75,574,109     5.69%      7.34%      0.00%
            2005                 1.25%    2.80%      6.81     17.49     6,525,815      59,207,077     2.05%      3.43%      0.00%
            2004                 1.30%    2.65%      6.59     17.00     5,959,921      49,278,519     9.16%     10.04%      0.00%
FTVIPT MUTUAL SHARES SECURITIES CLASS 2
            2008                 0.65%    2.85%      6.69      7.17    32,812,982     229,277,740   -38.88%    -37.80%      3.40%
            2007                 1.10%    2.85%     11.18     11.54    19,477,930     223,014,247     0.62%      2.30%      1.36%
            2006      6/2/06     1.15%    2.80%     10.92     11.29     4,444,345      50,055,830     2.61%     15.87%      0.03%
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES CLASS 2
            2008                 0.65%    2.85%     11.97     12.67    32,135,561     398,547,664     3.22%      5.04%      3.61%
            2007                 1.10%    2.85%     11.44     12.08    14,537,470     173,292,272     7.94%      9.73%      2.53%
            2006                 1.15%    2.80%     10.76     11.02     5,794,344      63,394,259     9.66%     11.37%      2.84%
            2005      6/6/05     1.25%    2.80%      9.81      9.90       941,896       9,296,781    -1.70%      2.14%      0.11%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
            2008                 1.10%    2.80%      6.41     11.37     8,941,572      83,661,526   -43.92%    -42.95%      1.79%
            2007                 1.10%    2.80%     11.25     20.08    11,165,734     184,159,763    -0.48%      1.18%      1.38%
            2006                 1.15%    2.80%     12.73     19.99     9,557,112     157,168,558    18.45%     20.30%      1.27%
            2005                 1.25%    2.80%     12.51     16.72     6,482,117      89,831,343     6.02%      7.46%      1.09%
            2004                 1.30%    2.65%     11.70     15.64     3,921,711      51,068,185    13.28%     14.53%      1.14%
GOLDMAN SACHS VIT GROWTH & INCOME SERVICE CLASS
            2008    12/18/08     1.30%    1.55%     10.39     10.39         3,757          39,029     2.82%      4.56%      2.59%
JANUS ASPEN SERIES BALANCED SERVICE SHARES
            2008                 1.30%    2.65%      9.81     12.23     2,066,947      24,907,981   -18.26%    -17.14%      2.36%
            2007                 1.30%    2.65%     14.05     14.78     2,436,050      35,522,643     7.40%      8.86%      2.22%
            2006                 1.30%    2.65%     13.02     13.77     2,786,799      37,445,853     7.53%      8.99%      1.89%
            2005                 1.30%    2.65%     12.05     12.70     3,213,240      39,730,293     4.85%      6.27%      2.10%
            2004                 1.30%    2.65%     11.55     11.94     3,249,338      37,916,501     5.78%      6.89%      2.48%
JANUS ASPEN SERIES MID CAP GROWTH SERVICE SHARES
            2008                 1.30%    2.65%      7.57     12.73       664,109       7,127,862   -45.27%    -44.58%      0.05%
            2007                 1.30%    2.55%     13.82     23.14       904,616      17,592,251    18.68%     20.17%      0.07%
            2006                 1.30%    2.65%     15.29     19.40       946,465      15,346,221    10.45%     11.84%      0.00%
            2005                 1.30%    2.55%     13.76     17.48     1,051,727      15,318,067     9.32%     10.58%      0.00%
            2004                 1.30%    2.45%     12.52     15.82       766,944      10,085,016    17.68%     18.92%      0.00%
JANUS ASPEN SERIES WORLDWIDE GROWTH SERVICE SHARES
            2008                 1.30%    2.45%      7.24      9.00       237,488       1,809,532   -46.15%    -45.52%      0.96%
            2007                 1.30%    2.45%     13.38     16.52       305,686       4,317,816     6.72%      7.95%      0.56%
            2006                 1.30%    2.45%     12.47     15.30       353,919       4,616,538    15.08%     16.41%      1.61%
            2005                 1.30%    2.45%     10.78     13.15       388,509       4,361,767     3.01%      4.20%      1.18%
            2004                 1.30%    2.45%     10.42     12.62       471,875       5,086,972     2.51%      3.18%      0.94%
LINCOLN VIPT BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2008                 0.65%    2.85%      6.27      6.92     6,418,205      41,420,290   -40.85%    -39.80%      0.00%
            2007                 1.10%    2.85%     10.60     11.49     3,386,775      36,545,045     0.56%      2.24%      0.00%
            2006      6/2/06     1.15%    2.80%     10.54     11.24       455,476       4,835,350    -1.18%     16.51%      0.00%
LINCOLN VIPT CAPITAL GROWTH SERVICE CLASS
            2008                 0.65%    2.80%      6.06      6.19     1,248,367       7,720,820   -43.12%    -42.37%      0.00%
            2007      6/5/07     1.10%    2.70%     10.63     10.74       121,888       1,304,575    -2.84%      9.70%      0.00%
LINCOLN VIPT COHEN & STEERS GLOBAL REAL ESTATE SERVICE CLASSS
            2008                 0.65%    2.85%      4.58      4.72     8,333,923      38,920,478   -43.80%    -42.81%      1.32%
            2007      6/1/07     1.10%    2.85%      8.16      8.25     3,891,548      31,969,537   -18.94%     -7.02%      0.59%
LINCOLN VIPT COLUMBIA VALUE OPPORTUNITIES SERVICE CLASS
            2008                 0.65%    2.80%      5.95      6.11       636,739       3,857,022   -35.96%    -34.89%      0.33%
            2007      6/1/07     1.15%    2.80%      9.29      9.38        87,108         814,572    -8.28%      2.76%      0.67%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ---------  ----------
LINCOLN VIPT CORE
            2006                 1.40%    1.60%    $11.54    $11.54        13,155  $      151,833    12.36%     12.36%      0.79%
            2005     6/22/05     1.40%    1.40%     10.27     10.27        12,820         131,724     1.78%      1.78%      0.48%
LINCOLN VIPT CORE SERVICE CLASS
            2006                 1.25%    2.80%     11.28     11.53       315,822       3,613,476    10.69%     12.25%      0.80%
            2005     6/15/05     1.25%    2.65%     10.19     10.27        77,707         795,382    -1.39%      2.87%      0.37%
LINCOLN VIPT DELAWARE BOND
            2008                 1.30%    2.65%      9.88     14.07    17,222,416     224,703,303    -5.46%     -4.18%      4.36%
            2007                 1.30%    2.65%     10.44     14.70    21,356,530     292,323,892     2.69%      4.08%      4.72%
            2006                 1.30%    2.65%     10.15     14.13    24,595,170     325,383,540     1.98%      3.36%      4.24%
            2005                 1.30%    2.65%     10.53     13.69    27,381,711     353,491,303    -0.04%      1.31%      4.17%
            2004                 1.30%    2.65%     10.41     13.52    27,775,838     357,120,174     2.55%      3.94%      4.20%
LINCOLN VIPT DELAWARE BOND SERVICE CLASS
            2008                 0.65%    2.85%      9.57     10.72    57,669,586     590,700,221    -5.98%     -4.32%      4.75%
            2007                 1.10%    2.85%     10.18     11.23    48,409,964     525,317,007     2.22%      3.97%      4.98%
            2006                 1.15%    2.85%      9.96     10.82    40,643,042     428,938,186     1.52%      3.15%      4.59%
            2005                 1.25%    2.85%     10.15     10.50    31,108,567     322,429,439    -0.29%      1.01%      4.55%
            2004                 1.35%    2.65%     10.20     10.40    18,125,175     187,702,118     2.40%      3.64%      5.30%
LINCOLN VIPT DELAWARE GROWTH AND INCOME SERVICE CLASS
            2008                 0.75%    2.80%      7.19      7.60     2,365,920      17,695,340   -37.76%    -36.73%      1.06%
            2007                 1.15%    2.80%     11.55     12.02     1,889,411      22,449,840     2.93%      4.54%      1.19%
            2006                 1.25%    2.80%     11.28     11.50       944,449      10,787,344     9.32%     10.69%      1.43%
            2005     6/27/05     1.25%    2.50%     10.31     10.39       293,771       3,043,012    -1.56%      4.48%      1.65%
LINCOLN VIPT DELAWARE SOCIAL AWARENESS
            2008                 1.30%    2.65%      7.31     11.72     1,260,321      12,930,385   -36.13%    -35.26%      0.83%
            2007                 1.30%    2.65%     11.43     18.23     1,584,462      25,166,950     0.27%      1.64%      0.84%
            2006                 1.30%    2.65%     15.19     18.07     1,777,660      27,934,321     9.37%     10.86%      0.85%
            2005                 1.30%    2.65%     13.79     16.43     2,050,578      29,133,651     9.10%     10.58%      0.88%
            2004                 1.30%    2.65%     12.55     14.84     1,843,970      23,648,064     9.76%     11.25%      1.18%
LINCOLN VIPT DELAWARE SOCIAL AWARENESS SERVICE CLASS
            2008                 0.65%    2.70%      7.31     10.85     4,384,397      42,910,993   -36.38%    -35.45%      0.55%
            2007                 1.25%    2.80%     11.43     16.82     4,848,658      75,403,935    -0.03%      1.43%      0.64%
            2006                 1.25%    2.70%     11.67     16.60     4,897,457      76,874,132     9.04%     10.63%      0.68%
            2005                 1.25%    2.70%     14.52     15.02     4,949,634      71,884,144     8.83%     10.25%      0.73%
            2004                 1.35%    2.65%     13.36     13.62     2,972,005      40,329,641     9.59%     10.91%      1.06%
LINCOLN VIPT DELAWARE SPECIAL OPPORTUNITIES SERVICE CLASS
            2008                 0.65%    2.80%      5.59      5.71     1,463,515       8,306,542   -38.51%    -37.64%      1.24%
            2007     6/12/07     1.25%    2.65%      9.08      9.16       364,016       3,326,596    -9.80%      2.13%      0.99%
LINCOLN VIPT FI EQUITY-INCOME SERVICE CLASS
            2008                 0.65%    2.80%      6.70      7.19     3,076,733      21,692,955   -40.18%    -39.18%      1.67%
            2007                 1.15%    2.80%     11.02     11.83     1,991,296      23,290,149     1.22%      2.90%      1.11%
            2006                 1.15%    2.80%     11.23     11.50     1,382,666      15,800,547     7.93%      9.61%      1.35%
            2005      6/8/05     1.25%    2.80%     10.40     10.50       456,634       4,781,806    -0.71%      4.99%      1.46%
LINCOLN VIPT GROWTH
            2006                 1.40%    1.65%     11.31     11.36        10,237         116,096     4.44%      4.70%      0.00%
            2005     6/15/05     1.40%    1.65%     10.83     10.85         4,701          50,956     5.10%      7.49%      0.00%
LINCOLN VIPT GROWTH SERVICE CLASS
            2006                 1.15%    2.80%     11.07     11.34       679,394       7,655,941     2.99%      4.60%      0.00%
            2005      6/7/05     1.25%    2.80%     10.75     10.84       226,285       2,448,531    -0.83%      8.92%      0.00%
LINCOLN VIPT GROWTH OPPORTUNITIES SERVICE CLASS
            2006                 1.25%    2.80%     12.14     12.44       306,765       3,794,567     6.86%      8.53%      0.00%
            2005     6/22/05     1.25%    2.80%     11.36     11.47        81,392         931,405    -2.62%     11.91%      0.00%
LINCOLN VIPT JANUS CAPITAL APPRECIATION
            2008                 1.30%    2.55%      7.46     10.13       278,559       2,443,401   -42.31%    -41.59%      0.68%
            2007                 1.30%    2.55%     12.92     17.31       298,124       4,491,107    17.38%     18.86%      0.26%
            2006                 1.30%    2.55%     12.26     14.72       330,585       4,267,592     6.91%      8.26%      0.19%
            2005                 1.30%    2.55%     11.40     13.69       327,886       3,928,463     1.68%      2.86%      0.28%
            2004                 1.30%    2.45%     11.17     12.71       285,703       3,309,738     3.30%      3.92%      0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ---------  ----------
LINCOLN VIPT JANUS CAPITAL APPRECIATION SERVICE CLASS
            2008                 0.75%    2.80%    $ 7.41    $ 9.66     2,805,952  $   24,856,506   -42.60%    -41.64%      0.51%
            2007                 1.15%    2.80%     12.91     16.59     2,223,674      34,501,820    16.80%     18.62%      0.08%
            2006                 1.25%    2.80%     11.11     14.00     1,196,126      16,166,073     6.54%      8.04%      0.00%
            2005                 1.25%    2.65%     12.54     12.97       938,655      11,917,908     1.23%      2.55%      0.06%
            2004                 1.35%    2.65%     12.58     12.65       286,650       3,610,787     3.25%      3.61%      0.00%
LINCOLN VIPT MARSICO INTERNATIONAL GROWTH SERVICE CLASS
            2008                 0.65%    2.85%      5.48      5.63     4,128,581      23,019,042   -50.50%    -49.65%      1.05%
            2007      6/1/07     1.15%    2.85%     11.06     11.18     1,856,720      20,680,645    -4.83%     14.91%      0.98%
LINCOLN VIPT MFS VALUE SERVICE CLASS
            2008                 0.65%    2.85%      6.33      6.50    12,586,764      81,499,360   -34.33%    -33.23%      1.97%
            2007      6/5/07     1.15%    2.80%      9.64      9.74     1,167,639      11,323,295    -4.50%      5.67%      1.27%
LINCOLN VIPT MID-CAP VALUE SERVICE CLASS
            2008                 0.65%    2.85%      4.93      5.07     2,592,831      13,021,942   -42.52%    -41.50%      0.09%
            2007      6/5/07     1.10%    2.85%      8.57      8.66     1,598,830      13,800,843   -15.89%     -7.65%      0.28%
LINCOLN VIPT MONDRIAN INTERNATIONAL VALUE
            2008                 1.30%    2.65%      8.92     16.45     1,825,281      28,349,359   -38.31%    -37.47%      4.45%
            2007                 1.30%    2.65%     14.45     26.50     2,434,134      60,083,049     8.57%     10.05%      1.89%
            2006                 1.30%    2.65%     13.29     24.26     2,835,163      64,314,382    26.61%     28.33%      2.99%
            2005                 1.30%    2.65%     17.38     19.05     2,893,309      51,322,467     9.60%     11.09%      2.34%
            2004                 1.30%    2.65%     15.68     17.26     2,002,599      32,129,421    17.77%     19.37%      1.43%
LINCOLN VIPT MONDRIAN INTERNATIONAL VALUE SERVICE CLASS
            2008                 0.65%    2.85%      7.59     15.17     8,454,702     105,135,796   -38.59%    -37.54%      4.54%
            2007                 1.15%    2.85%     14.45     24.34     9,014,480     185,875,398     8.08%      9.83%      1.82%
            2006                 1.25%    2.85%     13.90     22.18     8,430,392     164,122,807    26.11%     28.07%      2.87%
            2005                 1.25%    2.80%     16.76     17.34     6,748,458     110,575,192     9.32%     10.75%      2.14%
            2004                 1.35%    2.65%     15.35     15.66     3,752,542      58,521,613    17.61%     19.02%      1.25%
LINCOLN VIPT MONEY MARKET
            2008                 1.30%    2.65%      9.98     12.00    16,028,543     178,597,067    -0.33%      1.02%      2.26%
            2007                 1.30%    2.65%     10.02     11.89    11,203,496     124,212,123     2.22%      3.61%      4.84%
            2006                 1.30%    2.65%      9.80     11.49     9,944,798     106,534,813     1.94%      3.33%      4.58%
            2005                 1.30%    2.65%      9.61     11.13    10,227,809     106,859,269     0.10%      1.46%      2.75%
            2004                 1.30%    2.65%      9.60     10.98     9,664,617     100,481,381    -1.76%     -0.42%      0.86%
LINCOLN VIPT MONEY MARKET SERVICE CLASS
            2008                 0.65%    2.85%      9.94     10.85    58,655,759     619,101,956    -0.78%      0.92%      1.91%
            2007                 1.15%    2.85%     10.00     10.77    26,010,828     273,357,559     1.76%      3.40%      4.59%
            2006                 1.25%    2.85%      9.81     10.41    16,178,038     165,087,589     1.54%      3.12%      4.41%
            2005                 1.25%    2.80%      9.65      9.98     7,980,149      79,247,808    -0.15%      1.16%      2.59%
            2004                 1.35%    2.65%      9.68      9.87     5,260,840      51,684,873    -1.91%     -0.72%      0.74%
LINCOLN VIPT SSgA BOND INDEX SERVICE CLASS
            2008     6/24/08     0.65%    2.85%     10.39     10.51    12,107,364     126,524,359     2.17%      6.13%      0.95%
LINCOLN VIPT SSgA DEVELOPED INTERNATIONAL 150 SERVICE CLASSS
            2008     6/26/08     0.65%    2.85%      6.22      6.29     2,737,409      17,122,014   -36.36%     20.35%      2.37%
LINCOLN VIPT SSgA EMERGING MARKETS 100 SERVICE CLASS
            2008     6/26/08     0.65%    2.85%      6.01      6.08     2,345,082      14,179,848   -38.84%     21.08%      1.46%
LINCOLN VIPT SSGA INTERNATIONAL INDEX SERVICE CLASS
            2008     6/26/08     0.65%    2.85%      6.36      6.43     3,478,166      22,232,589   -35.72%     18.05%      1.74%
LINCOLN VIPT SSgA LARGE CAP 100 SERVICE CLASS
            2008     6/26/08     0.65%    2.85%      6.93      7.01     4,737,060      33,002,221   -31.01%      9.87%      0.83%
LINCOLN VIPT SSgA S&P 500 INDEX
            2008                 1.40%    1.80%      7.05      7.10        70,013         496,689   -38.19%    -38.07%      6.15%
            2007     4/27/07     1.40%    1.60%     11.41     11.47        22,682         259,980    -1.64%     -1.51%      1.11%
LINCOLN VIPT SSgA S&P 500 INDEX SERVICE CLASS
            2008                 0.65%    2.85%      6.68      7.08     9,350,393      64,897,157   -39.08%    -38.06%      5.62%
            2007     4/27/07     1.15%    2.80%     10.79     11.44     1,724,252      19,455,047    -3.29%      1.87%      1.23%
LINCOLN VIPT SSgA SMALL-CAP INDEX SERVICE CLASS
            2008                 0.65%    2.85%      5.81      5.98     4,021,344      23,798,001   -35.96%    -34.86%      1.31%
            2007      6/5/07     1.10%    2.80%      9.08      9.18       733,570       6,708,346   -10.14%     -0.28%      0.79%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ---------  ----------
LINCOLN VIPT SSgA SMALL-MID CAP 200 SERVICE CLASS
            2008     6/26/08     0.65%    2.85%    $ 7.18    $ 7.26     1,385,280  $    9,999,517   -34.57%     11.96%      1.49%
LINCOLN VIPT T. ROWE PRICE GROWTH STOCK SERVICE CLASS
            2008                 0.65%    2.80%      5.56      5.70     1,771,051      10,018,182   -43.59%    -42.71%      0.00%
            2007      6/1/07     1.25%    2.80%      9.85      9.94       678,322       6,726,070    -4.45%      2.43%      0.20%
LINCOLN VIPT T. ROWE PRICE STRUCTURED MID-CAP GROWTH
            2008                 1.30%    2.65%      6.94     10.71       149,632       1,390,133   -44.28%    -43.52%      0.00%
            2007                 1.30%    2.65%     15.81     19.12       166,583       2,745,922    10.62%     12.12%      0.00%
            2006                 1.30%    2.65%     14.19     17.02       154,402       2,284,009     6.41%      7.86%      0.00%
            2005                 1.30%    2.65%     13.24     16.08       133,778       1,832,318     6.94%      8.39%      0.00%
            2004                 1.30%    2.65%     12.31     13.87        97,110       1,220,901    11.53%     12.20%      0.00%
LINCOLN VIPT T. ROWE PRICE STRUCTURED MID-CAP GROWTH SERVICCE CLASS
            2008                 0.65%    2.85%      6.90     10.10     1,579,142      13,817,663   -44.53%    -43.57%      0.00%
            2007                 1.15%    2.85%     12.22     17.94     1,103,701      17,411,255    10.12%     12.00%      0.00%
            2006                 1.15%    2.85%     11.55     16.05       771,700      11,235,624     5.94%      7.65%      0.00%
            2005                 1.25%    2.85%     14.59     14.92       398,136       5,537,906     7.16%      8.08%      0.00%
            2004                 1.35%    2.45%     13.73     13.81       122,805       1,688,413    11.46%     11.85%      0.00%
LINCOLN VIPT TEMPLETON GROWTH SERVICE CLASS
            2008                 0.65%    2.85%      5.87      6.03    11,336,582      67,756,355   -39.61%    -38.58%      2.42%
            2007      6/1/07     1.10%    2.80%      9.72      9.82     4,655,053      45,556,801    -4.11%      3.03%      2.40%
LINCOLN VIPT TURNER MID-CAP GROWTH SERVICE CLASS
            2008                 0.65%    2.80%      5.31      5.49     1,899,168      10,252,684   -50.83%    -49.99%      0.00%
            2007      6/4/07     1.10%    2.80%     10.78     10.98     1,108,808      12,033,220     1.67%      9.71%      0.00%
LINCOLN VIPT UBS GLOBAL ASSET ALLOCATION
            2008                 1.30%    2.65%      7.73     10.81     1,511,001      15,329,718   -34.97%    -34.09%      5.79%
            2007                 1.30%    2.65%     11.87     16.54     2,317,237      36,186,157     3.59%      5.00%      1.67%
            2006                 1.30%    2.65%     11.45     15.89     2,597,901      39,013,663    11.63%     13.03%      1.39%
            2005                 1.30%    2.55%     13.01     14.18     2,005,959      26,758,516     4.11%      5.42%      1.53%
            2004                 1.30%    2.55%     12.43     13.03       884,987      11,179,606    11.35%     12.08%      1.94%
LINCOLN VIPT UBS GLOBAL ASSET ALLOCATION SERVICE CLASS
            2008                 0.65%    2.85%      7.43     10.35     4,435,530      41,922,453   -35.26%    -34.15%      6.46%
            2007                 1.15%    2.85%     11.28     15.75     4,099,903      59,389,377     3.18%      4.90%      1.60%
            2006                 1.15%    2.80%     11.67     15.04     2,226,993      31,324,052    11.07%     12.75%      1.63%
            2005                 1.30%    2.80%     12.97     13.35       749,347       9,590,351     3.95%      5.10%      1.23%
            2004                 1.35%    2.45%     12.62     12.70       281,278       3,560,394    11.30%     11.75%      1.73%
LINCOLN VIPT WILSHIRE 2010 PROFILE SERVICE CLASS
            2008                 0.75%    2.70%      7.66      7.85       754,985       5,875,176   -26.12%    -24.97%      2.27%
            2007     7/11/07     1.15%    2.70%     10.37     10.47       122,994       1,280,749     0.02%      6.47%      0.41%
LINCOLN VIPT WILSHIRE 2020 PROFILE SERVICE CLASS
            2008                 0.75%    2.80%      7.25      7.43     1,286,969       9,484,720   -29.01%    -27.90%      1.65%
            2007     6/14/07     1.15%    2.70%     10.21     10.31       210,936       2,167,954    -1.81%      7.80%      0.36%
LINCOLN VIPT WILSHIRE 2030 PROFILE SERVICE CLASS
            2008                 0.75%    2.85%      6.94      7.09       646,887       4,561,711   -32.79%    -31.84%      0.93%
            2007      6/5/07     1.30%    2.70%     10.32     10.41        90,098         934,122    -2.40%      8.65%      0.40%
LINCOLN VIPT WILSHIRE 2040 PROFILE SERVICE CLASS
            2008                 1.30%    2.85%      6.35      6.49       517,107       3,326,300   -37.43%    -36.54%      0.24%
            2007     7/16/07     1.30%    2.70%     10.15     10.23        39,057         397,180    -2.92%      4.57%      1.08%
LINCOLN VIPT WILSHIRE AGGRESSIVE PROFILE SERVICE CLASS
            2008                 0.75%    2.85%      7.13      8.03     8,907,561      70,291,413   -42.29%    -41.27%      0.30%
            2007                 1.10%    2.85%     13.16     13.69     8,376,524     113,226,460     7.69%      9.37%      0.73%
            2006                 1.25%    2.80%     12.22     12.52     4,704,780      58,537,754    13.04%     14.81%      0.64%
            2005      6/6/05     1.25%    2.80%     10.81     10.91     1,642,617      17,873,575    -0.53%      8.81%      0.00%
LINCOLN VIPT WILSHIRE CONSERVATIVE PROFILE SERVICE CLASS
            2008                 0.75%    2.85%      8.92      9.44    21,489,015     199,198,042   -20.94%    -19.58%      2.03%
            2007                 1.15%    2.85%     11.23     11.75    13,219,924     153,394,187     4.49%      6.28%      1.94%
            2006                 1.15%    2.85%     10.79     11.07     7,119,991      78,175,548     6.00%      7.71%      1.52%
            2005      6/6/05     1.25%    2.85%     10.18     10.27     2,979,092      30,523,299    -0.58%      2.86%      0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ---------  ----------
LINCOLN VIPT WILSHIRE MODERATE PROFILE SERVICE CLASS
            2008                 0.65%    2.85%    $ 8.39    $ 9.01    73,977,108  $  654,007,813   -28.87%    -27.61%      1.88%
            2007                 1.10%    2.85%     11.98     12.47    52,232,085     642,331,531     5.99%      7.65%      1.28%
            2006                 1.25%    2.80%     11.30     11.58    32,019,579     367,914,736     8.68%     10.38%      0.92%
            2005      6/6/05     1.25%    2.80%     10.40     10.49     9,467,285      99,075,704     1.01%      5.00%      0.00%
LINCOLN VIPT WILSHIRE MODERATELY AGGRESSIVE PROFILE SERVICEE CLASS
            2008                 0.65%    2.85%      7.77      8.51    48,840,768     408,610,151   -35.45%    -34.31%      0.83%
            2007                 1.10%    2.85%     12.46     12.98    36,610,548     469,022,682     6.46%      8.18%      1.56%
            2006                 1.25%    2.85%     11.71     12.00    20,741,324     246,977,890    10.71%     12.44%      0.99%
            2005      6/6/05     1.25%    2.80%     10.58     10.67     5,843,065      62,178,857     0.30%      6.79%      0.00%
LORD ABBETT ALL VALUE CLASS VC
            2008    12/18/08     0.75%    1.15%     10.75     10.75         3,019          32,465     1.80%      3.60%      0.41%
MFS VIT CORE EQUITY SERVICE CLASS
            2008                 1.30%    2.65%      7.10     10.39       353,475       3,042,352   -40.91%    -40.11%      0.42%
            2007                 1.30%    2.65%     13.49     17.47       424,313       6,074,975     7.97%      9.44%      0.09%
            2006                 1.30%    2.65%     12.41     16.22       491,941       6,464,047    10.53%     12.04%      0.17%
            2005                 1.30%    2.65%     11.15     14.56       530,004       6,233,909    -1.19%      0.15%      0.54%
            2004                 1.30%    2.65%     11.20     14.62       450,863       5,312,294     9.92%     10.64%      0.17%
MFS VIT GROWTH
            2008                 1.40%    2.35%      8.03     11.79       378,142       3,066,522   -38.87%    -38.29%      0.24%
            2007                 1.40%    2.35%     13.00     19.24       517,426       6,774,626    18.60%     19.49%      0.00%
            2006                 1.40%    2.15%     10.88     16.22       687,510       7,517,503     5.60%      6.39%      0.00%
            2005                 1.40%    2.15%     10.23     12.11       891,376       9,143,587     7.40%      7.67%      0.00%
            2004                 1.40%    1.65%      9.50     11.27     1,097,291      10,435,949    11.11%     11.39%      0.00%
MFS VIT GROWTH SERVICE CLASS
            2008                 1.15%    2.65%      4.02     11.82       934,809       6,038,525   -39.18%    -38.35%      0.00%
            2007                 1.30%    2.65%      6.56     18.98     1,044,638      10,822,663    17.71%     19.31%      0.00%
            2006                 1.30%    2.65%      5.52     16.05     1,182,456      10,083,571     5.01%      6.22%      0.00%
            2005                 1.30%    2.45%      5.23     15.14     1,298,284      10,354,668     6.29%      7.52%      0.00%
            2004                 1.30%    2.45%      4.89     14.23     1,250,577       8,924,947    10.11%     11.26%      0.00%
MFS VIT TOTAL RETURN
            2008                 1.40%    2.35%     10.55     12.11     1,434,962      17,288,570   -23.95%    -23.22%      3.27%
            2007                 1.40%    2.35%     13.76     15.77     1,988,068      31,231,708     1.79%      2.77%      2.67%
            2006                 1.40%    2.35%     13.42     15.35     2,647,641      40,422,820     9.30%     10.34%      2.40%
            2005                 1.40%    2.35%     12.18     13.91     3,328,787      46,128,539     0.63%      1.39%      2.05%
            2004                 1.40%    2.15%     12.04     13.72     3,709,086      50,715,329     9.50%      9.77%      1.68%
MFS VIT TOTAL RETURN SERVICE CLASS
            2008                 0.65%    2.85%      8.32     11.24    25,474,232     256,544,245   -24.51%    -23.17%      2.88%
            2007                 1.10%    2.85%     11.02     14.67    25,882,431     346,662,283     1.01%      2.75%      2.31%
            2006                 1.15%    2.85%     10.91     14.31    24,265,011     322,763,764     8.49%     10.24%      2.04%
            2005                 1.25%    2.85%     11.96     13.00    19,428,172     241,264,525    -0.09%      1.27%      1.72%
            2004                 1.30%    2.65%     11.87     12.90    13,898,886     173,052,340     8.34%      9.59%      1.37%
MFS VIT UTILITIES
            2008                 1.40%    2.35%     14.01     21.62       995,022      15,767,161   -39.12%    -38.54%      1.59%
            2007                 1.40%    2.35%     22.83     35.45     1,272,814      32,805,573    25.18%     26.12%      1.00%
            2006                 1.40%    2.15%     18.14     28.32     1,684,550      34,300,683    28.47%     29.44%      2.06%
            2005                 1.40%    2.35%     14.04     15.74     2,112,594      33,244,903    14.93%     15.21%      0.61%
            2004                 1.40%    1.65%     12.21     13.66     2,231,354      30,455,785    28.07%     28.39%      1.49%
MFS VIT UTILITIES SERVICE CLASS
            2008                 0.65%    2.85%      8.88     21.44    12,430,632     159,125,862   -39.56%    -38.49%      1.28%
            2007                 1.10%    2.85%     14.44     35.18    12,469,463     266,499,135    23.97%     26.10%      0.71%
            2006                 1.15%    2.85%     13.90     28.15     8,120,398     137,578,687    27.34%     29.34%      1.71%
            2005                 1.25%    2.80%     10.81     21.94     5,828,235      77,763,713    13.52%     15.07%      0.47%
            2004                 1.30%    2.65%      9.44     19.21     3,708,140      41,924,765    27.21%     28.17%      1.24%
NB AMT MID-CAP GROWTH
            2008                 1.15%    2.80%      7.52     12.00     4,977,879      51,364,563   -44.94%    -44.02%      0.00%
            2007                 1.15%    2.80%     14.26     21.59     6,187,385     114,623,693    19.15%     21.01%      0.00%
            2006                 1.25%    2.80%     12.42     17.95     5,831,644      90,256,338    11.64%     13.27%      0.00%
            2005                 1.25%    2.70%     13.28     15.94     5,153,591      71,406,285    10.77%     12.27%      0.00%
            2004                 1.30%    2.65%     11.91     14.28     3,603,225      44,841,964    13.61%     14.81%      0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -----------  --------------  ---------  ---------  ----------
NB AMT REGENCY
            2008                 1.15%    2.85%    $ 6.01    $10.69     5,282,840  $   52,195,507   -47.35%    -46.44%      1.13%
            2007                 1.15%    2.85%     11.29     20.14     6,588,064     122,165,596     0.40%      2.12%      0.43%
            2006                 1.15%    2.85%     11.82     19.90     7,198,734     132,629,385     8.04%      9.78%      0.41%
            2005                 1.25%    2.85%     16.73     18.28     6,722,953     114,789,057     9.07%     10.55%      0.09%
            2004                 1.30%    2.65%     15.27     16.65     3,996,020      62,810,341    19.16%     20.78%      0.03%
OPPENHEIMER GLOBAL SECURITIES SERVICE CLASS
            2008    12/26/08     1.65%    1.65%     11.10     11.10           916          10,166     3.71%      3.71%      0.00%
PUTNAM VT GROWTH & INCOME CLASS IB
            2008                 1.30%    2.35%      7.63      9.43       332,327       2,633,726   -40.12%    -39.49%      2.24%
            2007                 1.30%    2.35%     12.68     15.72       432,588       5,673,498    -8.22%     -7.25%      1.33%
            2006                 1.30%    2.35%     13.77     17.31       518,444       7,357,174    13.39%     14.41%      1.54%
            2005                 1.30%    2.65%     12.11     15.21       589,211       7,329,537     2.94%      3.87%      1.57%
            2004                 1.30%    2.20%     11.73     14.73       645,292       7,734,644     8.97%      9.68%      1.54%
PUTNAM VT HEALTH SCIENCES CLASS IB
            2008                 1.30%    2.65%      8.92     10.59       537,709       5,006,622   -19.24%    -18.15%      0.00%
            2007                 1.30%    2.65%     10.97     12.94       465,168       5,315,846    -2.96%     -1.88%      0.84%
            2006                 1.30%    2.40%     11.26     13.32       635,211       7,443,615     0.35%      1.46%      0.35%
            2005                 1.30%    2.40%     11.17     13.20       898,624      10,374,349    10.79%     11.74%      0.04%
            2004                 1.30%    2.15%     10.06     11.88       733,632       7,624,955     5.06%      5.74%      0.18%
VAN KAMPEN CAPITAL GROWTH CLASS II
            2008    12/22/08     0.75%    0.75%     10.34     10.34           845           8,735     2.74%      2.74%      0.00%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2008.

                                                                      AGGREGATE     AGGREGATE
                                                                       COST OF      PROCEEDS
SUBACCOUNT                                                            PURCHASES    FROM SALES
------------------------------------------------------------------  ------------  ------------
AIM V.I. Capital Appreciation                                       $    286,956  $  1,895,173
AIM V.I. Capital Appreciation Class II                                    68,719       949,143
AIM V.I. Core Equity                                                     509,164     4,720,116
AIM V.I. Core Equity Class II                                            484,518     1,484,395
AIM V.I. International Growth                                            299,889     3,005,799
AIM V.I. International Growth Class II                                   526,821     2,448,254
ABVPSF Global Technology Class B                                      19,961,635    20,883,342
ABVPSF Growth and Income Class B                                      65,813,426    47,369,870
ABVPSF International Value Class B                                    89,325,443    66,232,280
ABVPSF Large Cap Growth Class B                                        1,398,693     6,801,739
ABVPSF Small/Mid Cap Value Class B                                    65,207,930    35,400,889
American Century VP Inflation Protection Class 2                     210,473,015    99,811,197
American Funds Global Growth Class 2                                 149,371,794    53,615,395
American Funds Global Small Capitalization Class 2                   125,001,904    75,218,232
American Funds Growth Class 2                                        567,091,631   229,045,425
American Funds Growth-Income Class 2                                 502,122,392   270,805,470
American Funds International Class 2                                 348,341,667   148,288,407
Delaware VIPT Capital Reserves Service Class                          90,619,235    25,323,344
Delaware VIPT Diversified Income Service Class                       228,605,716   105,355,631
Delaware VIPT Emerging Markets Service Class                         150,789,011    81,374,910
Delaware VIPT High Yield                                               7,442,663    12,337,175
Delaware VIPT High Yield Service Class                                91,081,686    63,448,173
Delaware VIPT International Value Equity                                 320,511     1,090,318
Delaware VIPT REIT                                                     5,263,370     5,042,751
Delaware VIPT REIT Service Class                                      81,858,102    57,115,895
Delaware VIPT Small Cap Value                                          1,741,142     6,642,881
Delaware VIPT Small Cap Value Service Class                           88,486,569    67,188,628
Delaware VIPT Trend                                                    2,953,776     4,915,784
Delaware VIPT Trend Service Class                                     33,555,977    30,642,899
Delaware VIPT U.S. Growth Service Class                                8,562,435     9,714,103
Delaware VIPT Value                                                    1,734,313     4,962,423
Delaware VIPT Value Service Class                                     41,290,347    43,681,280
DWS VIP Equity 500 Index                                               1,987,605    12,447,259
DWS VIP Equity 500 Index Service Class                                 8,918,919     9,619,234
DWS VIP Small Cap Index                                                2,432,714     3,822,862
DWS VIP Small Cap Index Service Class                                  6,744,236    12,016,169
Fidelity VIP Contrafund Service Class 2                              247,288,626   103,460,708
Fidelity VIP Equity-Income                                               847,737     5,677,389
Fidelity VIP Equity-Income Service Class 2                             5,166,631    21,421,639
Fidelity VIP Growth                                                      371,817     3,322,604
Fidelity VIP Growth Service Class 2                                   35,646,997    25,440,208
Fidelity VIP Mid Cap Service Class 2                                 162,550,401    50,611,404
Fidelity VIP Overseas                                                    884,192     1,653,207
Fidelity VIP Overseas Service Class 2                                 42,265,429    28,543,965
FTVIPT Franklin Income Securities Class 2                            261,431,313    81,011,119
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2               37,183,461    21,269,776
FTVIPT Mutual Shares Securities Class 2                              186,331,429    50,561,932
FTVIPT Templeton Global Income Securities Class 2                    345,617,224   124,412,189
FTVIPT Templeton Growth Securities Class 2                            20,250,199    40,490,460
Goldman Sachs VIT Growth & Income Service Class                           38,810             9
Janus Aspen Series Balanced Service Shares                             5,730,626     8,326,803
Janus Aspen Series Mid Cap Growth Service Shares                       4,234,150     7,356,434
Janus Aspen Series Worldwide Growth Service Shares                       235,212     1,025,782
Lincoln VIPT Baron Growth Opportunities Service Class                 40,617,501    12,406,292
Lincoln VIPT Capital Growth Service Class                              9,165,024     1,195,929
Lincoln VIPT Cohen & Steers Global Real Estate Service Class          45,577,940    13,557,138
Lincoln VIPT Columbia Value Opportunities Service Class                6,684,416     1,558,234
Lincoln VIPT Delaware Bond                                            27,194,901    75,706,662
Lincoln VIPT Delaware Bond Service Class                             264,129,437   151,375,034

                                                                      AGGREGATE     AGGREGATE
                                                                       COST OF      PROCEEDS
SUBACCOUNT                                                            PURCHASES    FROM SALES
------------------------------------------------------------------  ------------  ------------
Lincoln VIPT Delaware Growth and Income Service Class               $ 13,313,753  $  5,388,062
Lincoln VIPT Delaware Social Awareness                                 2,257,008     5,628,790
Lincoln VIPT Delaware Social Awareness Service Class                  14,481,022    19,062,735
Lincoln VIPT Delaware Special Opportunities Service Class             13,785,166     4,859,866
Lincoln VIPT FI Equity-Income Service Class                           18,979,013     6,695,207
Lincoln VIPT Janus Capital Appreciation                                  684,460     1,049,053
Lincoln VIPT Janus Capital Appreciation Service Class                 21,351,595    15,267,683
Lincoln VIPT Marsico International Growth Service Class               44,140,422    19,715,934
Lincoln VIPT MFS Value Service Class                                  97,936,529     9,421,156
Lincoln VIPT Mid-Cap Value Service Class                              16,799,833     8,086,257
Lincoln VIPT Mondrian International Value                              7,146,849    15,036,687
Lincoln VIPT Mondrian International Value Service Class               43,964,094    44,506,945
Lincoln VIPT Money Market                                            170,144,419   116,055,006
Lincoln VIPT Money Market Service Class                              738,954,154   390,036,739
Lincoln VIPT SSgA Bond Index Service Class                           132,545,957    11,392,406
Lincoln VIPT SSgA Developed International 150 Service Class           19,373,275     1,059,923
Lincoln VIPT SSgA Emerging Markets 100 Service Class                  16,343,940       913,970
Lincoln VIPT SSgA International Index Service Class                   25,329,593     1,716,906
Lincoln VIPT SSgA Large Cap 100 Service Class                         38,956,958     3,236,685
Lincoln VIPT SSgA S&P 500 Index                                          579,727       146,082
Lincoln VIPT SSgA S&P 500 Index Service Class                         75,824,453    13,474,541
Lincoln VIPT SSgA Small-Cap Index Service Class                       29,117,799     4,931,826
Lincoln VIPT SSgA Small-Mid Cap 200 Service Class                     13,314,574     2,215,607
Lincoln VIPT T. Rowe Price Growth Stock Service Class                 11,636,758     3,301,119
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                     416,725       729,781
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class    13,379,392     7,917,000
Lincoln VIPT Templeton Growth Service Class                           75,238,452    17,310,015
Lincoln VIPT Turner Mid-Cap Growth Service Class                      22,299,926    12,661,077
Lincoln VIPT UBS Global Asset Allocation                               6,157,262    14,101,268
Lincoln VIPT UBS Global Asset Allocation Service Class                33,589,054    20,323,238
Lincoln VIPT Wilshire 2010 Profile Service Class                       9,467,712     3,491,213
Lincoln VIPT Wilshire 2020 Profile Service Class                      13,585,692     3,847,649
Lincoln VIPT Wilshire 2030 Profile Service Class                       6,417,850     1,334,415
Lincoln VIPT Wilshire 2040 Profile Service Class                       6,856,748     2,574,415
Lincoln VIPT Wilshire Aggressive Profile Service Class                37,003,808    29,721,453
Lincoln VIPT Wilshire Conservative Profile Service Class             164,250,239    71,784,852
Lincoln VIPT Wilshire Moderate Profile Service Class                 396,302,827   132,691,589
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class    252,683,074   104,825,735
Lord Abbett All Value Class VC                                            31,324             3
MFS VIT Core Equity Service Class                                        276,651     1,138,325
MFS VIT Growth                                                           116,246     1,701,192
MFS VIT Growth Service Class                                           1,827,996     3,004,411
MFS VIT Total Return                                                   2,924,048     8,671,104
MFS VIT Total Return Service Class                                    83,996,775    70,537,711
MFS VIT Utilities                                                      7,184,354     9,594,633
MFS VIT Utilities Service Class                                      136,354,282    97,565,258
NB AMT Mid-Cap Growth                                                  6,750,547    26,059,971
NB AMT Regency                                                         6,651,930    28,516,838
Oppenheimer Global Securities Service Class                                9,800            --
Putnam VT Growth & Income Class IB                                     1,061,481     1,289,203
Putnam VT Health Sciences Class IB                                     3,026,494     2,329,267
Van Kampen Capital Growth Class II                                         8,501            --

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2008.

                                                                                  NET
                                                                      SHARES     ASSET    FAIR VALUE
SUBACCOUNT                                                             OWNED     VALUE     OF SHARES    COST OF SHARES
------------------------------------------------------------------  ----------  ------  --------------  --------------
AIM V.I. Capital Appreciation                                         198,811   $16.89     $ 3,357,912     $ 5,184,268
AIM V.I. Capital Appreciation Class II                                120,191    16.61       1,996,367       3,139,203
AIM V.I. Core Equity                                                  564,400    19.75      11,146,909      14,102,349

                                                                                  NET
                                                                      SHARES     ASSET    FAIR VALUE
SUBACCOUNT                                                             OWNED     VALUE     OF SHARES    COST OF SHARES
------------------------------------------------------------------  ----------  ------  --------------  --------------
AIM V.I. Core Equity Class II                                          194,241  $19.62  $    3,811,000  $    4,838,029
AIM V.I. International Growth                                          213,387   19.49       4,158,904       3,927,536
AIM V.I. International Growth Class II                                 189,595   19.23       3,645,908       3,941,337
ABVPSF Global Technology Class B                                     1,592,932   10.67      16,996,589      27,820,830
ABVPSF Growth and Income Class B                                     9,907,965   12.97     128,506,302     215,738,819
ABVPSF International Value Class B                                   8,038,272   10.93      87,858,313     176,737,939
ABVPSF Large Cap Growth Class B                                        750,795   18.03      13,536,831      18,336,679
ABVPSF Small/Mid Cap Value Class B                                   8,614,992    9.87      85,029,974     135,348,292
American Century VP Inflation Protection Class 2                    23,962,119    9.90     237,224,978     249,261,615
American Funds Global Growth Class 2                                15,631,337   13.88     216,962,962     331,381,893
American Funds Global Small Capitalization Class 2                  15,794,828   11.03     174,216,948     324,979,399
American Funds Growth Class 2                                       32,960,150   33.27   1,096,584,189   1,770,078,095
American Funds Growth-Income Class 2                                50,356,909   24.11   1,214,105,082   1,799,169,908
American Funds International Class 2                                46,610,968   12.19     568,187,704     842,507,207
Delaware VIPT Capital Reserves Service Class                         8,905,168    9.13      81,304,180      83,272,874
Delaware VIPT Diversified Income Service Class                      41,712,090    9.20     383,751,231     403,122,112
Delaware VIPT Emerging Markets Service Class                        12,561,843   11.24     141,195,119     255,120,756
Delaware VIPT High Yield                                             1,940,720    4.14       8,034,580      10,063,176
Delaware VIPT High Yield Service Class                              40,097,771    4.13     165,603,794     219,250,271
Delaware VIPT International Value Equity                                55,412    7.64         423,351         810,545
Delaware VIPT REIT                                                     885,851    6.64       5,882,054      11,896,253
Delaware VIPT REIT Service Class                                    14,747,485    6.62      97,628,352     218,469,257
Delaware VIPT Small Cap Value                                          517,825   18.64       9,652,264      12,023,323
Delaware VIPT Small Cap Value Service Class                         12,384,477   18.59     230,227,431     348,113,556
Delaware VIPT Trend                                                    422,173   16.61       7,012,292      12,424,371
Delaware VIPT Trend Service Class                                    3,202,880   16.24      52,014,774      89,725,793
Delaware VIPT U.S. Growth Service Class                              4,284,448    4.96      21,250,864      28,605,266
Delaware VIPT Value                                                    495,202   12.83       6,353,437       8,546,141
Delaware VIPT Value Service Class                                    7,267,593   12.81      93,097,869     141,963,718
DWS VIP Equity 500 Index                                             2,531,087    9.55      24,171,883      30,544,475
DWS VIP Equity 500 Index Service Class                               3,081,174    9.54      29,394,402      39,460,995
DWS VIP Small Cap Index                                                788,467    8.63       6,804,470       9,927,846
DWS VIP Small Cap Index Service Class                                2,139,403    8.62      18,441,657      30,076,013
Fidelity VIP Contrafund Service Class 2                             33,032,655   15.14     500,114,395     893,616,112
Fidelity VIP Equity-Income                                             579,412   13.18       7,636,644      13,306,121
Fidelity VIP Equity-Income Service Class 2                           3,652,095   13.00      47,477,240      82,867,575
Fidelity VIP Growth                                                    224,799   23.53       5,289,525       9,797,720
Fidelity VIP Growth Service Class 2                                  2,013,007   23.31      46,923,182      73,547,499
Fidelity VIP Mid Cap Service Class 2                                11,698,517   18.12     211,977,130     353,016,688
Fidelity VIP Overseas                                                  221,320   12.17       2,693,470       3,967,115
Fidelity VIP Overseas Service Class 2                                5,969,355   12.07      72,050,111     110,577,650
FTVIPT Franklin Income Securities Class 2                           31,645,881   11.34     358,864,287     519,269,646
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2              5,190,628   11.75      60,989,875     101,358,463
FTVIPT Mutual Shares Securities Class 2                             19,421,584   11.78     228,786,260     355,062,872
FTVIPT Templeton Global Income Securities Class 2                   23,278,741   17.10     398,066,469     384,263,368
FTVIPT Templeton Growth Securities Class 2                          10,203,032    8.20      83,664,864     139,122,950
Goldman Sachs VIT Growth & Income Service Class                          4,885    7.99          39,031          38,801
Janus Aspen Series Balanced Service Shares                           1,048,435   23.75      24,900,340      26,225,426
Janus Aspen Series Mid Cap Growth Service Shares                       344,362   20.70       7,128,299       9,499,433
Janus Aspen Series Worldwide Growth Service Shares                      94,744   19.10       1,809,609       2,572,190
Lincoln VIPT Baron Growth Opportunities Service Class                2,399,647   17.32      41,549,881      64,173,274
Lincoln VIPT Capital Growth Service Class                              478,681   16.02       7,668,473       9,087,320
Lincoln VIPT Cohen & Steers Global Real Estate Service Class         8,491,542    4.60      39,027,129      64,166,621
Lincoln VIPT Columbia Value Opportunities Service Class                560,571    6.82       3,824,214       5,422,453
Lincoln VIPT Delaware Bond                                          19,262,484   11.68     224,947,292     246,660,711
Lincoln VIPT Delaware Bond Service Class                            50,538,418   11.68     590,440,334     641,494,927
Lincoln VIPT Delaware Growth and Income Service Class                  859,343   20.96      18,014,409      28,044,271
Lincoln VIPT Delaware Social Awareness                                 577,103   22.41      12,931,146      15,674,160
Lincoln VIPT Delaware Social Awareness Service Class                 1,917,354   22.39      42,927,639      56,247,873
Lincoln VIPT Delaware Special Opportunities Service Class              343,858   24.09       8,284,223      11,692,589
Lincoln VIPT FI Equity-Income Service Class                          2,314,620    9.37      21,692,614      34,607,551

                                                                                  NET
                                                                      SHARES     ASSET    FAIR VALUE
SUBACCOUNT                                                             OWNED     VALUE     OF SHARES    COST OF SHARES
------------------------------------------------------------------  ----------  ------  --------------  --------------
Lincoln VIPT Janus Capital Appreciation                                172,687  $14.15    $  2,443,524   $  3,156,951
Lincoln VIPT Janus Capital Appreciation Service Class                1,765,656   14.09      24,874,567     34,798,574
Lincoln VIPT Marsico International Growth Service Class              2,780,374    8.28      23,015,936     40,968,760
Lincoln VIPT MFS Value Service Class                                 4,705,678   17.33      81,535,290     99,144,172
Lincoln VIPT Mid-Cap Value Service Class                             1,606,317    8.10      13,004,745     21,142,237
Lincoln VIPT Mondrian International Value                            2,145,798   13.34      28,631,389     35,684,527
Lincoln VIPT Mondrian International Value Service Class              7,879,108   13.35     105,146,702    140,391,631
Lincoln VIPT Money Market                                           17,878,421   10.00     178,784,205    178,784,173
Lincoln VIPT Money Market Service Class                             62,194,904   10.00     621,949,043    621,948,957
Lincoln VIPT SSgA Bond Index Service Class                          12,251,135   10.27     125,806,904    121,222,894
Lincoln VIPT SSgA Developed International 150 Service Class          3,006,295    5.65      16,997,592     18,243,479
Lincoln VIPT SSgA Emerging Markets 100 Service Class                 2,396,867    5.88      14,088,787     15,363,672
Lincoln VIPT SSgA International Index Service Class                  3,682,417    5.96      21,958,252     23,450,352
Lincoln VIPT SSgA Large Cap 100 Service Class                        4,995,650    6.56      32,791,447     35,357,409
Lincoln VIPT SSgA S&P 500 Index                                         79,639    6.24         496,710        649,097
Lincoln VIPT SSgA S&P 500 Index Service Class                       10,324,366    6.24      64,455,019     80,201,742
Lincoln VIPT SSgA Small-Cap Index Service Class                      2,071,542   11.42      23,663,226     30,388,011
Lincoln VIPT SSgA Small-Mid Cap 200 Service Class                    1,450,535    6.84       9,924,558     10,935,356
Lincoln VIPT T. Rowe Price Growth Stock Service Class                  945,158   10.62      10,040,418     14,508,934
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                   180,828    7.69       1,390,208      1,895,429
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class   1,822,775    7.58      13,818,458     20,337,389
Lincoln VIPT Templeton Growth Service Class                          3,489,051   19.37      67,579,428    101,165,228
Lincoln VIPT Turner Mid-Cap Growth Service Class                     1,724,909    5.95      10,259,759     19,672,108
Lincoln VIPT UBS Global Asset Allocation                             1,763,393    8.69      15,330,941     24,253,026
Lincoln VIPT UBS Global Asset Allocation Service Class               4,865,121    8.70      42,307,096     68,103,835
Lincoln VIPT Wilshire 2010 Profile Service Class                       743,446    7.90       5,875,450      6,970,500
Lincoln VIPT Wilshire 2020 Profile Service Class                     1,255,979    7.55       9,485,155     11,420,882
Lincoln VIPT Wilshire 2030 Profile Service Class                       624,664    7.30       4,561,919      5,762,395
Lincoln VIPT Wilshire 2040 Profile Service Class                       494,348    6.73       3,326,470      4,168,204
Lincoln VIPT Wilshire Aggressive Profile Service Class               8,641,645    8.23      71,146,662    107,908,276
Lincoln VIPT Wilshire Conservative Profile Service Class            21,064,808    9.47     199,567,995    234,789,849
Lincoln VIPT Wilshire Moderate Profile Service Class                72,074,650    9.07     654,005,375    839,732,498
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class   47,402,039    8.64     409,506,217    566,374,367
Lord Abbett All Value Class VC                                           2,744   11.83          32,466         31,321
MFS VIT Core Equity Service Class                                      294,815   10.32       3,042,488      3,624,686
MFS VIT Growth                                                         196,377   15.62       3,067,402      5,303,152
MFS VIT Growth Service Class                                           392,503   15.37       6,032,769      6,793,273
MFS VIT Total Return                                                 1,121,288   15.42      17,290,258     21,020,430
MFS VIT Total Return Service Class                                  16,843,256   15.24     256,691,217    331,068,695
MFS VIT Utilities                                                      864,515   18.24      15,768,762     19,488,088
MFS VIT Utilities Service Class                                      8,841,661   18.01     159,238,310    231,756,542
NB AMT Mid-Cap Growth                                                3,182,587   16.14      51,366,953     61,281,790
NB AMT Regency                                                       6,071,842    8.60      52,217,842     84,932,632
Oppenheimer Global Securities Service Class                                508   20.02          10,166          9,800
Putnam VT Growth & Income Class IB                                     229,629   11.47       2,633,844      4,761,322
Putnam VT Health Sciences Class IB                                     453,816   11.02       5,001,055      5,419,184
Van Kampen Capital Growth Class II                                         867   10.07           8,735          8,501

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2008 is as follows:

                                                                       UNITS        UNITS    NET INCREASE
                                                                      ISSUED      REDEEMED    (DECREASE)
                                                                     ---------   ----------  ------------
AIM V.I. Capital Appreciation                                           48,816     (296,931)   (248,115)
AIM V.I. Capital Appreciation Class II                                   6,505      (81,739)    (75,234)
AIM V.I. Core Equity                                                    28,846     (465,916)   (437,070)
AIM V.I. Core Equity Class II                                           37,714     (126,381)    (88,667)
AIM V.I. International Growth                                           20,588     (205,804)   (185,216)
AIM V.I. International Growth Class II                                  25,450     (125,005)    (99,555)
ABVPSF Global Technology Class B                                     2,166,931   (2,746,430)   (579,499)

                                                                       UNITS       UNITS     NET INCREASE
                                                                      ISSUED      REDEEMED    (DECREASE)
                                                                    ----------  -----------  ------------
ABVPSF Growth and Income Class B                                     3,537,908   (4,552,807)   (1,014,899)
ABVPSF International Value Class B                                  10,668,626   (8,803,038)    1,865,588
ABVPSF Large Cap Growth Class B                                        218,499     (913,478)     (694,979)
ABVPSF Small/Mid Cap Value Class B                                   4,446,503   (2,670,337)    1,776,166
American Century VP Inflation Protection Class 2                    20,831,729  (11,741,771)    9,089,958
American Funds Global Growth Class 2                                10,988,780   (5,724,689)    5,264,091
American Funds Global Small Capitalization Class 2                   6,791,766   (5,426,788)    1,364,978
American Funds Growth Class 2                                       39,795,079  (27,653,342)   12,141,737
American Funds Growth-Income Class 2                                44,223,420  (31,131,637)   13,091,783
American Funds International Class 2                                18,381,410  (14,549,165)    3,832,245
Delaware VIPT Capital Reserves Service Class                         9,100,718   (2,856,688)    6,244,030
Delaware VIPT Diversified Income Service Class                      22,626,845  (13,336,868)    9,289,977
Delaware VIPT Emerging Markets Service Class                         7,592,149   (5,333,401)    2,258,748
Delaware VIPT High Yield                                               628,277   (1,042,951)     (414,674)
Delaware VIPT High Yield Service Class                               7,547,952   (5,880,748)    1,667,204
Delaware VIPT International Value Equity                                10,589      (56,731)      (46,142)
Delaware VIPT REIT                                                      45,208     (205,209)     (160,001)
Delaware VIPT REIT Service Class                                     1,606,990   (3,563,149)   (1,956,159)
Delaware VIPT Small Cap Value                                           45,002     (332,479)     (287,477)
Delaware VIPT Small Cap Value Service Class                          7,169,680   (5,878,973)    1,290,707
Delaware VIPT Trend                                                     24,265     (315,027)     (290,762)
Delaware VIPT Trend Service Class                                    1,705,655   (2,934,520)   (1,228,865)
Delaware VIPT U.S. Growth Service Class                                927,737     (960,467)      (32,730)
Delaware VIPT Value                                                     44,195     (419,241)     (375,046)
Delaware VIPT Value Service Class                                    2,998,174   (4,064,265)   (1,066,091)
DWS VIP Equity 500 Index                                               166,691   (1,226,210)   (1,059,519)
DWS VIP Equity 500 Index Service Class                                 893,658     (791,288)      102,370
DWS VIP Small Cap Index                                                 86,326     (245,751)     (159,425)
DWS VIP Small Cap Index Service Class                                  345,098     (943,819)     (598,721)
Fidelity VIP Contrafund Service Class 2                             20,920,312  (10,802,255)   10,118,057
Fidelity VIP Equity-Income                                              71,497     (485,211)     (413,714)
Fidelity VIP Equity-Income Service Class 2                             451,480   (1,801,194)   (1,349,714)
Fidelity VIP Growth                                                     40,577     (323,102)     (282,525)
Fidelity VIP Growth Service Class 2                                  3,539,258   (2,792,225)      747,033
Fidelity VIP Mid Cap Service Class 2                                12,896,841   (6,559,578)    6,337,263
Fidelity VIP Overseas                                                   17,255     (116,183)      (98,928)
Fidelity VIP Overseas Service Class 2                                2,223,646   (2,217,163)        6,483
FTVIPT Franklin Income Securities Class 2                           28,062,414  (13,029,544)   15,032,870
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2              2,830,323   (2,530,520)      299,803
FTVIPT Mutual Shares Securities Class 2                             21,488,432   (8,153,380)   13,335,052
FTVIPT Templeton Global Income Securities Class 2                   32,198,682  (14,600,591)   17,598,091
FTVIPT Templeton Growth Securities Class 2                             900,528   (3,124,690)   (2,224,162)
Goldman Sachs VIT Growth & Income Service Class                          3,757           --         3,757
Janus Aspen Series Balanced Service Shares                             238,727     (607,830)     (369,103)
Janus Aspen Series Mid Cap Growth Service Shares                       206,594     (447,101)     (240,507)
Janus Aspen Series Worldwide Growth Service Shares                      18,682      (86,880)      (68,198)
Lincoln VIPT Baron Growth Opportunities Service Class                4,862,878   (1,831,448)    3,031,430
Lincoln VIPT Capital Growth Service Class                            1,301,578     (175,099)    1,126,479
Lincoln VIPT Cohen & Steers Global Real Estate Service Class         7,120,040   (2,677,665)    4,442,375
Lincoln VIPT Columbia Value Opportunities Service Class                793,160     (243,529)      549,631
Lincoln VIPT Delaware Bond                                           1,948,398   (6,082,512)   (4,134,114)
Lincoln VIPT Delaware Bond Service Class                            28,198,428  (18,938,806)    9,259,622
Lincoln VIPT Delaware Growth and Income Service Class                1,126,223     (649,714)      476,509
Lincoln VIPT Delaware Social Awareness                                  98,340     (422,481)     (324,141)
Lincoln VIPT Delaware Social Awareness Service Class                 1,077,882   (1,542,143)     (464,261)
Lincoln VIPT Delaware Special Opportunities Service Class            1,775,576     (676,077)    1,099,499
Lincoln VIPT FI Equity-Income Service Class                          1,925,369     (839,932)    1,085,437
Lincoln VIPT Janus Capital Appreciation                                 56,671      (76,236)      (19,565)
Lincoln VIPT Janus Capital Appreciation Service Class                1,857,192   (1,274,914)      582,278
Lincoln VIPT Marsico International Growth Service Class              4,845,811   (2,573,950)    2,271,861
Lincoln VIPT MFS Value Service Class                                13,193,798   (1,774,673)   11,419,125
Lincoln VIPT Mid-Cap Value Service Class                             2,341,952   (1,347,951)      994,001

                                                                       UNITS       UNITS     NET INCREASE
                                                                      ISSUED      REDEEMED    (DECREASE)
                                                                    ----------  -----------  ------------
Lincoln VIPT Mondrian International Value                              166,355     (775,208)    (608,853)
Lincoln VIPT Mondrian International Value Service Class              2,391,836   (2,951,614)    (559,778)
Lincoln VIPT Money Market                                           18,321,960  (13,496,913)   4,825,047
Lincoln VIPT Money Market Service Class                             79,563,380  (46,918,449)  32,644,931
Lincoln VIPT SSgA Bond Index Service Class                          13,977,577   (1,870,213)  12,107,364
Lincoln VIPT SSgA Developed International 150 Service Class          2,964,715     (227,306)   2,737,409
Lincoln VIPT SSgA Emerging Markets 100 Service Class                 2,541,299     (196,217)   2,345,082
Lincoln VIPT SSgA International Index Service Class                  3,866,572     (388,406)   3,478,166
Lincoln VIPT SSgA Large Cap 100 Service Class                        5,316,414     (579,354)   4,737,060
Lincoln VIPT SSgA S&P 500 Index                                         64,197      (16,866)      47,331
Lincoln VIPT SSgA S&P 500 Index Service Class                        9,488,623   (1,862,482)   7,626,141
Lincoln VIPT SSgA Small-Cap Index Service Class                      4,186,582     (898,808)   3,287,774
Lincoln VIPT SSgA Small-Mid Cap 200 Service Class                    1,681,052     (295,772)   1,385,280
Lincoln VIPT T. Rowe Price Growth Stock Service Class                1,558,514     (465,785)   1,092,729
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                    31,870      (48,821)     (16,951)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class   1,136,281     (660,840)     475,441
Lincoln VIPT Templeton Growth Service Class                          9,694,515   (3,012,986)   6,681,529
Lincoln VIPT Turner Mid-Cap Growth Service Class                     2,316,641   (1,526,281)     790,360
Lincoln VIPT UBS Global Asset Allocation                               217,332   (1,023,568)    (806,236)
Lincoln VIPT UBS Global Asset Allocation Service Class               2,165,647   (1,830,020)     335,627
Lincoln VIPT Wilshire 2010 Profile Service Class                     1,016,982     (384,991)     631,991
Lincoln VIPT Wilshire 2020 Profile Service Class                     1,518,172     (442,139)   1,076,033
Lincoln VIPT Wilshire 2030 Profile Service Class                       739,971     (183,182)     556,789
Lincoln VIPT Wilshire 2040 Profile Service Class                       834,718     (356,668)     478,050
Lincoln VIPT Wilshire Aggressive Profile Service Class               3,256,414   (2,725,377)     531,037
Lincoln VIPT Wilshire Conservative Profile Service Class            16,026,276   (7,757,185)   8,269,091
Lincoln VIPT Wilshire Moderate Profile Service Class                38,976,568  (17,231,545)  21,745,023
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class   24,513,514  (12,283,294)  12,230,220
Lord Abbett All Value Class VC                                           5,266       (2,247)       3,019
MFS VIT Core Equity Service Class                                       25,765      (96,603)     (70,838)
MFS VIT Growth                                                          13,053     (152,337)    (139,284)
MFS VIT Growth Service Class                                           239,676     (349,505)    (109,829)
MFS VIT Total Return                                                    67,078     (620,184)    (553,106)
MFS VIT Total Return Service Class                                   6,439,764   (6,847,963)    (408,199)
MFS VIT Utilities                                                      183,527     (461,319)    (277,792)
MFS VIT Utilities Service Class                                      6,824,308   (6,863,139)     (38,831)
NB AMT Mid-Cap Growth                                                  571,914   (1,781,420)  (1,209,506)
NB AMT Regency                                                         623,345   (1,928,569)  (1,305,224)
Oppenheimer Global Securities Service Class                                916           --          916
Putnam VT Growth & Income Class IB                                      20,835     (121,096)    (100,261)
Putnam VT Health Sciences Class IB                                     290,614     (218,073)      72,541
Van Kampen Capital Growth Class II                                         845           --          845

The change in units outstanding for the year ended December 31, 2007 is as follows:

                                                                       UNITS       UNITS     NET INCREASE
                                                                      ISSUED      REDEEMED    (DECREASE)
                                                                    ----------  -----------  ------------
AIM V.I. Capital Appreciation                                           30,380     (334,158)    (303,778)
AIM V.I. Capital Appreciation Class II                                  30,355      (99,907)     (69,552)
AIM V.I. Core Equity                                                    48,230     (636,436)    (588,206)
AIM V.I. Core Equity Class II                                           21,481     (191,309)    (169,828)
AIM V.I. International Growth                                           71,649     (251,989)    (180,340)
AIM V.I. International Growth Class II                                  87,789     (139,794)     (52,005)
ABVPSF Global Technology Class B                                     2,579,307   (1,891,039)     688,268
ABVPSF Growth and Income Class B                                     3,171,163   (3,529,339)    (358,176)
ABVPSF International Value Class B                                  14,867,242   (3,914,589)  10,952,653
ABVPSF Large Cap Growth Class B                                        244,454     (944,981)    (700,527)
ABVPSF Small/Mid Cap Value Class B                                   3,824,437   (2,108,261)   1,716,176
American Century VP Inflation Protection Class 2                     6,338,233   (5,157,238)   1,180,995
American Funds Global Growth Class 2                                 8,965,777   (2,555,598)   6,410,179
American Funds Global Small Capitalization Class 2                   6,562,884   (3,962,503)   2,600,381
American Funds Growth Class 2                                       33,331,993  (21,795,425)  11,536,568

                                                                       UNITS       UNITS     NET INCREASE
                                                                      ISSUED     REDEEMED     (DECREASE)
                                                                    ----------  -----------  ------------
American Funds Growth-Income Class 2                                35,474,159  (21,700,468)  13,773,691
American Funds International Class 2                                16,498,204  (10,074,980)   6,423,224
Delaware VIPT Capital Reserves Service Class                         1,469,860     (792,767)     677,093
Delaware VIPT Diversified Income Service Class                      13,596,273   (4,604,143)   8,992,130
Delaware VIPT Emerging Markets Service Class                         6,763,267   (3,139,454)   3,623,813
Delaware VIPT High Yield                                               818,409     (716,276)     102,133
Delaware VIPT High Yield Service Class                               5,914,676   (4,683,561)   1,231,115
Delaware VIPT International Value Equity                                 8,268      (62,834)     (54,566)
Delaware VIPT REIT                                                      74,449     (322,523)    (248,074)
Delaware VIPT REIT Service Class                                     3,969,731   (4,827,426)    (857,695)
Delaware VIPT Small Cap Value                                           46,639     (394,147)    (347,508)
Delaware VIPT Small Cap Value Service Class                          9,206,812   (5,472,532)   3,734,280
Delaware VIPT Trend                                                     45,769     (454,749)    (408,980)
Delaware VIPT Trend Service Class                                    1,527,350   (2,266,143)    (738,793)
Delaware VIPT U.S. Growth Service Class                                557,421     (593,081)     (35,660)
Delaware VIPT Value                                                    141,708     (348,747)    (207,039)
Delaware VIPT Value Service Class                                    5,684,077   (3,051,979)   2,632,098
DWS VIP Equity 500 Index                                               229,221   (1,244,684)  (1,015,463)
DWS VIP Equity 500 Index Service Class                               1,064,563     (813,052)     251,511
DWS VIP Small Cap Index                                                 67,869     (218,586)    (150,717)
DWS VIP Small Cap Index Service Class                                1,102,425     (651,153)     451,272
Fidelity VIP Contrafund Service Class 2                             16,712,465   (6,910,869)   9,801,596
Fidelity VIP Equity-Income                                             102,723     (520,601)    (417,878)
Fidelity VIP Equity-Income Service Class 2                             548,364   (1,386,001)    (837,637)
Fidelity VIP Growth                                                    106,386     (480,474)    (374,088)
Fidelity VIP Growth Service Class 2                                  3,560,101   (2,238,650)   1,321,451
Fidelity VIP Mid Cap Service Class 2                                11,356,799   (3,456,105)   7,900,694
Fidelity VIP Overseas                                                   46,025     (157,794)    (111,769)
Fidelity VIP Overseas Service Class 2                                1,743,228   (1,669,866)      73,362
FTVIPT Franklin Income Securities Class 2                           28,677,909   (5,005,135)  23,672,774
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2              2,922,370   (2,064,137)     858,233
FTVIPT Mutual Shares Securities Class 2                             18,703,610   (3,670,025)  15,033,585
FTVIPT Templeton Global Income Securities Class 2                   12,104,567   (3,361,441)   8,743,126
FTVIPT Templeton Growth Securities Class 2                           4,440,367   (2,831,745)   1,608,622
Janus Aspen Series Balanced Service Shares                             314,792     (665,541)    (350,749)
Janus Aspen Series Mid Cap Growth Service Shares                       208,303     (250,152)     (41,849)
Janus Aspen Series Worldwide Growth Service Shares                      95,338     (143,571)     (48,233)
Lincoln VIPT Baron Growth Opportunities Service Class                3,463,848     (532,549)   2,931,299
Lincoln VIPT Capital Growth Service Class                              216,120      (94,232)     121,888
Lincoln VIPT Cohen & Steers Global Real Estate Service Class         4,429,098     (537,550)   3,891,548
Lincoln VIPT Core                                                       32,331      (45,486)     (13,155)
Lincoln VIPT Core Service Class                                         87,693     (403,515)    (315,822)
Lincoln VIPT Delaware Bond                                           2,570,468   (5,809,108)  (3,238,640)
Lincoln VIPT Delaware Bond Service Class                            18,103,723  (10,336,801)   7,766,922
Lincoln VIPT Delaware Growth and Income Service Class                1,270,857     (325,895)     944,962
Lincoln VIPT Delaware Social Awareness                                 125,894     (319,092)    (193,198)
Lincoln VIPT Delaware Social Awareness Service Class                   880,776     (929,575)     (48,799)
Lincoln VIPT Delaware Special Opportunities Service Class              401,732      (37,716)     364,016
Lincoln VIPT FI Equity-Income Service Class                          1,071,663     (463,033)     608,630
Lincoln VIPT Growth                                                      2,892      (13,129)     (10,237)
Lincoln VIPT Growth Service Class                                      179,449     (858,843)    (679,394)
Lincoln VIPT Growth Opportunities Service Class                        129,697     (436,462)    (306,765)
Lincoln VIPT Janus Capital Appreciation                                100,451     (132,912)     (32,461)
Lincoln VIPT Janus Capital Appreciation Service Class                1,613,599     (586,051)   1,027,548
Lincoln VIPT Marsico International Growth Service Class              2,166,203     (309,483)   1,856,720
Lincoln VIPT MFS Value Service Class                                 1,369,284     (201,645)   1,167,639
Lincoln VIPT Turner Mid-Cap Growth Service Class                     1,884,172     (775,364)   1,108,808
Lincoln VIPT Mid-Cap Value Service Class                             1,861,577     (262,747)   1,598,830
Lincoln VIPT Mondrian International Value                              373,242     (774,271)    (401,029)
Lincoln VIPT Mondrian International Value Service Class              2,961,578   (2,377,490)     584,088
Lincoln VIPT Money Market                                           14,511,556  (13,252,858)   1,258,698
Lincoln VIPT Money Market Service Class                             49,025,144  (39,192,354)   9,832,790

                                                                       UNITS       UNITS     NET INCREASE
                                                                      ISSUED      REDEEMED    (DECREASE)
                                                                    ----------  -----------  ------------
Lincoln VIPT SSgA S&P 500 Index                                         24,882       (2,200)      22,682
Lincoln VIPT SSgA S&P 500 Index Service Class                        2,440,264     (716,012)   1,724,252
Lincoln VIPT SSgA Small-Cap Index Service Class                        796,934      (63,364)     733,570
Lincoln VIPT T. Rowe Price Growth Stock Service Class                  792,335     (114,013)     678,322
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                    45,174      (32,993)      12,181
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class     739,365     (407,364)     332,001
Lincoln VIPT Templeton Growth Service Class                          5,231,695     (576,642)   4,655,053
Lincoln VIPT UBS Global Asset Allocation                               318,727     (599,391)    (280,664)
Lincoln VIPT UBS Global Asset Allocation Service Class               2,623,708     (750,798)   1,872,910
Lincoln VIPT Columbia Value Opportunities Service Class                117,596      (30,488)      87,108
Lincoln VIPT Wilshire 2010 Profile Service Class                       139,156      (16,162)     122,994
Lincoln VIPT Wilshire 2020 Profile Service Class                       278,766      (67,830)     210,936
Lincoln VIPT Wilshire 2030 Profile Service Class                        95,562       (5,464)      90,098
Lincoln VIPT Wilshire 2040 Profile Service Class                        40,683       (1,626)      39,057
Lincoln VIPT Wilshire Aggressive Profile Service Class               5,605,612   (1,933,868)   3,671,744
Lincoln VIPT Wilshire Conservative Profile Service Class             9,871,873   (3,771,940)   6,099,933
Lincoln VIPT Wilshire Moderate Profile Service Class                30,499,839  (10,287,333)  20,212,506
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class   21,104,437   (5,235,213)  15,869,224
MFS VIT Core Equity Service Class                                       28,001      (95,629)     (67,628)
MFS VIT Growth                                                          27,636     (197,720)    (170,084)
MFS VIT Growth Service Class                                           309,594     (447,412)    (137,818)
MFS VIT Total Return                                                   140,437     (800,010)    (659,573)
MFS VIT Total Return Service Class                                   6,949,123   (5,331,703)   1,617,420
MFS VIT Utilities                                                      145,088     (556,824)    (411,736)
MFS VIT Utilities Service Class                                      7,479,568   (3,130,503)   4,349,065
NB AMT Mid-Cap Growth                                                1,996,758   (1,641,017)     355,741
NB AMT Regency                                                       1,286,016   (1,896,686)    (610,670)
Putnam VT Growth & Income Class IB                                      28,059     (113,915)     (85,856)
Putnam VT Health Sciences Class IB                                      66,394     (236,437)    (170,043)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company and
Contract Owners of Lincoln Life Variable Annuity Account N

We have audited the accompanying statement of assets and liabilities of Lincoln Life Variable Annuity Account N ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2008, the related statement of operations for the year or period then ended, and the related statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of in-vestments owned as of December 31, 2008, by correspondence with the fund companies, or their transfer agent, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Variable Annuity Account N at December 31, 2008, the results of their operations for the year or period then ended, and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 13, 2009